                                             Filed Pursuant to Rule 424(b)(5)
                                             Registration File No.: 333-104283


The information contained in this prospectus supplement and the prospectus is not complete and may be changed. These securities may not be sold nor may offers to buy be accepted prior to the time a final prospectus is delivered. This prospectus supplement and prospectus are not an offering to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED JANUARY 9, 2004


PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED DECEMBER 9, 2003)


                          $1,144,385,000 (APPROXIMATE)
                   MORGAN STANLEY CAPITAL I TRUST 2004-TOP13
                                   AS ISSUER

                         MORGAN STANLEY CAPITAL I INC.
                                 AS DEPOSITOR

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                       PRINCIPAL COMMERCIAL FUNDING, LLC
                    JOHN HANCOCK REAL ESTATE FINANCE, INC.
                           AS MORTGAGE LOAN SELLERS

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-TOP13

                                ---------------

     Morgan Stanley Capital I Inc. is offering selected classes of its Series 2004-TOP13 Commercial Mortgage Pass-Through Certificates, which represent beneficial ownership interests in a trust. The trust's assets will primarily be 175 mortgage loans secured by first mortgage liens on commercial, manufactured housing community and multifamily properties. The Series 2004-TOP13 Certificates are not obligations of the depositor, the sellers of the mortgage loans or any of their affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

                                ---------------

     Investing in the certificates offered to you involves risks. See "Risk Factors" beginning on page S-31 of this prospectus supplement and page 9 of the prospectus.

                                ---------------

          Characteristics of the certificates offered to you include:

                                          INITIAL       PASS-THROUGH
               APPROXIMATE INITIAL     PASS-THROUGH         RATE            RATINGS
   CLASS       CERTIFICATE BALANCE         RATE         DESCRIPTION     (MOODY'S/FITCH)
-----------   ---------------------   --------------   -------------   ----------------
Class A-1          $125,000,000              %             Fixed            Aaa/AAA
Class A-2          $200,000,000              %             Fixed            Aaa/AAA
Class A-3          $150,000,000              %              WAC             Aaa/AAA
Class A-4          $589,157,000              %              WAC             Aaa/AAA
Class B            $ 31,789,000              %              WAC             Aa2/AA
Class C            $ 12,110,000              %              WAC             Aa3/AA-
Class D            $ 24,220,000              %              WAC              A2/A
Class E            $ 12,109,000              %              WAC              A3/A-

                                ---------------

     The certificate balances are approximate and on the closing date may vary by up to 5%.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                ---------------

     Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. will act as co-lead managers and co-bookrunners with respect to the offered certificates. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC, the underwriters, will purchase the certificates offered to you from the depositor and will offer them to the public at negotiated prices determined at the time of sale. The underwriters expect to deliver the certificates to purchasers on or about February , 2004.
The depositor expects to receive from this offering approximately $     , plus
accrued interest from the cut-off date, before deducting expenses payable by the depositor.

                                ---------------

MORGAN STANLEY                                          BEAR, STEARNS & CO. INC.
GOLDMAN, SACHS & CO.                         WELLS FARGO BROKERAGE SERVICES, LLC

                                January  , 2004

                         MORGAN STANLEY CAPITAL I INC.

       Commercial Mortgage Pass-Through Certificates, Series 2004-TOP 13
                      Geographic Overview of Mortgage Pool

WASHINGTON
5 properties
$15,625,089
1.3% of total

OREGON
4 properties
$23,192,854
1.9% of total

IDAHO
1 property
$992,353
0.1% of total

NEVADA
4 properties
$22,364,077
1.8% of total

NORTHERN CALIFORNIA
14 properties
$49,682,454
4.1% of total

SOUTHERN CALIFORNIA
55 properties
$287,378,698
23.7% of total

ARIZONA
8 properties
$71,388,799
5.9% of total

ALASKA
2 properties
$3,049,508
0.3% of total

COLORADO
5 properties
$13,680,326
1.1% of total

TEXAS
13 properties
$89,253,842
7.4% of total

TENNESSEE
1 property
$3,174,151
0.3% of total

KENTUCKY
1 property
$2,861,354
0.2% of total

ALABAMA
1 property
$1,292,966
0.1% of total

GEORGIA
8 properties
$28,243,866
2.3% of total

FLORIDA
8 properties
$80,582,600
6.7% of total

UTAH
1 property
$1,295,207
0.1% of total

NEBRASKA
1 property
$33,968,751
2.8% of total

MINNESOTA
1 property
$2,179,951
0.2% of total

ILLINOIS
7 properties
$73,970,100
6.1% of total

WISCONSIN
3 properties
$17,045,843
1.4% of total

OHIO
1 property
$6,957,228
0.6% of total

PENNSYLVANIA
8 properties
$44,563,314
3.7% of total

NEW YORK
7 properties
$89,656,024
7.4% of total

NEW HAMSHIRE
1 property
$3,961,259
0.3% of total

MAINE
2 properties
$15,499,340
1.3% of total

MASSACHUSETTS
6 properties
$44,206,684
3.7% of total

CONNECTICUT
8 properties
$38,238,458
3.2% of total

NEW JERSEY
9 properties
$66,919,125
5.5% of total

DISTRICT OF COLUMBIA
1 property
$20,943,713
1.7% of total

MARYLAND
4 properties
$24,772,231
2.0% of total

WEST VIRGINIA
1 property
$7,000,000
0.6% of total

VIRGINIA
2 properties
$2,485,226
0.2% of total

NORTH CAROLINA
3 properties
$18,215,020
1.5% of total

SOUTH CAROLINA
1 propertt
$6,350,000
0.5% of total

[ ] (less than) 1.0% of Cut-Off Date Balance

[ ] 1.0% - 5.0% of Cut-Off Date Balance

[ ] 5.1% - 10.0% of Cut-Off Date Balance

[ ] (greater than ) 10.0% of On-Off Date Balance

[Insert Graphic]

GIC OFFICE PORTFOLIO - CITYSPIRE CENTER, New York, NY


[Insert Graphic]

GIC OFFICE PORTFOLIO - TWO BALA PLAZA, Bala Cynwyd, PA


[Insert Graphic]

GIC OFFICE PORTFOLIO - AT&T CORPORATE CENTER, Chicago, IL


[Insert Graphic]

U.S. BANK TOWER, Los Angeles, CA


[Insert Graphic]

LAKELAND SQUARE MALL, Lakeland, FL


[Insert Graphic]

TRINITY CENTRE, New York, NY

[Insert Graphic]

PAVILIONS I, Scottsdale, AZ


[Insert Graphic]

PAVILIONS I, Scottsdale, AZ


[Insert Graphic]

GREAT HALL PORTFOLIO - KROGER GRAND PRAIRIE, Grand Prairie, TX


[Insert Graphic]

GREAT HALL PORTFOLIO - WAL-MART WINSTON-SALEM, Winston-Salem, NC


[Insert Graphic]

GALLERIA PLAZA SHOPPING CENTER, Dallas, TX


[Insert Graphic]

GALLUP HEADQUARTERS, Omaha, NE


[Insert Graphic]

CARLISLE COMMONS, Carlisle, PA


[Insert Graphic]

1101 15TH STREET NW, Washington, DC

The pass-through rates on the Class A-1 and Class A-2 Certificates will be fixed at the respective per annum rates set forth on the cover. The Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates will accrue interest at a per annum rate equal to either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The initial pass-through rates set forth on the cover for the Class B, Class C, Class D and Class E Certificates are approximate. You should read the section entitled "Ratings" in this prospectus supplement.

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

         Information about the certificates offered to you is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the certificates offered to you; and (b) this prospectus supplement, which describes the specific terms of the certificates offered to you.

         You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. The depositor has not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus.

                         ------------------------------

         This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

         The Series 2004-TOP13 Certificates are not obligations of the depositor or any of its affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.

         In this prospectus supplement, the terms "depositor," "we" and "us" refer to Morgan Stanley Capital I Inc.

                         ------------------------------

         We will not list the certificates offered to you on any national securities exchange or any automated quotation system of any registered securities association such as NASDAQ.

                         ------------------------------

         Until ninety days after the date of this prospectus supplement, all dealers that buy, sell or trade the certificates offered by this prospectus supplement, whether or not participating in this offering, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the dealers' obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                    NOTICE TO RESIDENTS OF THE UNITED KINGDOM

         The trust fund described in this prospectus supplement is a collective investment scheme as defined in the Financial Services and Markets Act 2000 ("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved by the United Kingdom's Financial Services Authority and, as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public.

         The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Article 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 (all such persons together being referred to as "FPO Persons"), and (B) if made by a person who is an authorized person under the FSMA, is being made only to, or directed only at, persons who (1) are outside the United Kingdom, or (2) have professional experience in participating in unregulated collective investment schemes, or (3) are persons falling within
Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001 (all such persons together being referred to as "PCIS Persons" and together with the FPO Persons, the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

         Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                TABLE OF CONTENTS

IMPORTANT NOTICE ABOUT INFORMATION
PRESENTED IN THIS PROSPECTUS
SUPPLEMENT AND THE ACCOMPANYING
PROSPECTUS........................................S-3
NOTICE TO RESIDENTS OF THE UNITED KINGDOM.........S-3
Executive Summary.................................S-7
Summary of Prospectus Supplement..................S-8
     What You Will Own............................S-8
     Relevant Parties and Dates...................S-8
     Offered Certificates........................S-10
     Information About the Mortgage Pool.........S-19
     Additional Aspects of Certificates..........S-28
Risk Factors.....................................S-31
Description of the Offered Certificates..........S-67
     General.....................................S-67
     Certificate Balances........................S-68
     Pass-Through Rates..........................S-70
     Distributions...............................S-72
     Optional Termination........................S-79
     Advances....................................S-79
     Reports to Certificateholders; Available
         Information ............................S-82
     Example of Distributions....................S-86
     The Trustee and the Fiscal Agent............S-87
     The Paying Agent, Certificate Registrar
         and Authenticating Agent ...............S-87
     Expected Final Distribution Date; Rated
         Final Distribution Date ................S-88
     Amendments to the Pooling and Servicing
         Agreement ..............................S-88
Yield, Prepayment and Maturity Considerations....S-89
     General.....................................S-89
     Pass-Through Rates..........................S-90
     Rate and Timing of Principal Payments.......S-90
     Unpaid Distributable Certificate Interest...S-91
     Losses and Shortfalls.......................S-91
     Relevant Factors............................S-92
     Weighted Average Life.......................S-92
Description of the Mortgage Pool.................S-97
     General.....................................S-97
     Material Terms and Characteristics of
         the Mortgage Loans .....................S-97
     The GIC Office Portfolio Pari Passu Loan...S-102
     The U.S. Bank Tower Pari Passu Loan........S-105
     The Trinity Centre Pari Passu Loan.........S-107
     Assessments of Property Value and
         Condition .............................S-109
     Environmental Insurance....................S-110
     Additional Mortgage Loan Information.......S-111
     Standard Hazard Insurance..................S-113
     The Sellers................................S-114
     Sale of the Mortgage Loans.................S-115
     Representations and Warranties.............S-115
     Repurchases and Other Remedies.............S-117
     Changes In Mortgage Pool Characteristics...S-118
Servicing of the Mortgage Loans.................S-118
     General....................................S-118
     Servicing of the GIC Office Portfolio
         Loan Group and the U.S. Bank Tower
         Loan Group ............................S-120
     The Master Servicer and Special Servicer...S-124
     The Master Servicer........................S-125
     Events of Default..........................S-125
     The Special Servicer.......................S-126
     The Operating Adviser......................S-128
     Mortgage Loan Modifications................S-129
     Sale of Defaulted Mortgage Loans...........S-130
     Foreclosures...............................S-130
Material Federal Income Tax Consequences........S-131
     General....................................S-131
     Original Issue Discount and Premium........S-132
     Prepayment Premiums and Yield Maintenance
         Charges ...............................S-134
     Jobs and Growth Tax Relief Reconciliation
         Act of 2003 ...........................S-134
     Additional Considerations..................S-134
Legal Aspects of Mortgage Loans.................S-134
     California.................................S-134
ERISA Considerations............................S-135
     Plan Assets................................S-135
     Special Exemption Applicable to the
         Offered Certificates ..................S-136
     Insurance Company General Accounts.........S-137
     General Investment Considerations..........S-138
Legal Investment................................S-138
Use of Proceeds.................................S-138
Plan of Distribution............................S-139
Legal Matters...................................S-140
Ratings.........................................S-141
Glossary of Terms...............................S-142

APPENDIX I - Mortgage Pool
     Information  (Tables)........................I-1
APPENDIX II - Certain Characteristics
     of the Mortgage Loans.......................II-1
APPENDIX III - Significant
     Loan Summaries.............................III-1
APPENDIX IV - Term Sheet..........................T-1
APPENDIX V - Form of Statement to
     Certificateholders...........................V-1
SCHEDULE A - Rates Used in Determination
     of Class X Pass-Through Rates................A-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                EXECUTIVE SUMMARY

            This Executive Summary highlights selected information regarding the certificates. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THIS OFFERING AND THE UNDERLYING MORTGAGE LOANS, YOU SHOULD READ THIS ENTIRE PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.


                              CERTIFICATE STRUCTURE
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
                                APPROXIMATE     APPROXIMATE                     APPROXIMATE
                                  INITIAL         INITIAL                        PERCENT OF     WEIGHTED     PRINCIPAL
 APPROXIMATE                    CERTIFICATE    PASS-THROUGH       RATINGS          TOTAL         AVERAGE      WINDOW
CREDIT SUPPORT     CLASS          BALANCE          RATE       (MOODY'S/FITCH)   CERTIFICATES   LIFE (YRS.)   (MONTHS)
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   12.125%      CLASS A-1      $125,000,000        ___%           Aaa/AAA         10.322%         3.21         1-56
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   12.125%      CLASS A-2      $200,000,000        ___%           Aaa/AAA         16.515%         5.97        56-81
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   12.125%      CLASS A-3      $150,000,000        ___%           Aaa/AAA         12.387%         7.76        81-111
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   12.125%      CLASS A-4      $589,157,000        ___%           Aaa/AAA         48.651%         9.72       111-119
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   9.500%       CLASS B        $ 31,789,000        ___%           Aa2/AA          2.625%          9.94       119-119
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   8.500%       CLASS C        $ 12,110,000        ___%           Aa3/AA-         1.000%          9.94       119-119
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   6.500%       CLASS D        $ 24,220,000        ___%            A2/A           2.000%         10.90       119-143
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   5.500%       CLASS E        $ 12,109,000        ___%            A3/A-          1.000%         12.53       143-157
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   4.750%       CLASS F        $  9,083,000        ___%          Baa1/BBB+        0.750%         13.46       157-166

--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   3.875%       CLASS G        $ 10,596,000        ___%          Baa2/BBB         0.875%         14.28       166-175
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
   3.125%       CLASS H        $  9,082,000        ___%          Baa3/BBB-        0.750%         14.61       175-175

--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
 _________      CLASSES J-P      ________         _______        _________        ________      ________     ________
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
 _________      CLASS X-1        ________         _______         Aaa/AAA         ________      ________     ________
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------
 _________      CLASS X-2        ________         _______         Aaa/AAA         ________      ________     ________
--------------- ------------- ---------------- -------------- ---------------- --------------- ------------ ------------

o The notional amount of the Class X-1 Certificates initially will be $1,210,990,408 and the notional amount of the Class X-2 Certificates initially will be $1,146,984,000.

o The percentages indicated under the column "Approximate Credit Support" with respect to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates represent the approximate credit support for the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates in the aggregate.

o    The initial certificate balance on the closing date may vary by up to 5%.

o The Class X-1 Certificates and the Class X-2 Certificates (together, the "Class X Certificates") and the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates are not offered pursuant to this prospectus supplement.

o The pass-through rates for the Class A-1 and Class A-2 Certificates presented in the table are fixed at their respective per annum rates set forth above. The Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates will accrue interest at a per annum rate equal to either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero.

o The principal window is expressed in months following the closing date and reflects the period during which distributions of principal would be received under the assumptions set forth in the following sentence. The Weighted Average Life and principal window figures set forth above are based on the following assumptions, among others: (i) no losses on the underlying mortgage loans; (ii) no extensions of maturity dates of mortgage loans that do not have anticipated repayment dates; (iii) payment in full on the "anticipated repayment date" or stated maturity date of each mortgage loan having such a date and (iv) a 0% CPR. See the assumptions set forth under "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and under "Structuring Assumptions" in the "Glossary of Terms."

o Each Class X Certificate is an investment unit consisting of multiple REMIC regular interests.

o Each Class P Certificate is an investment unit consisting of a REMIC regular interest and beneficial ownership of certain excess interest in respect of mortgage loans having a hyperamortization feature.

o The Class R-I, R-II and R-III Certificates also represent ownership interests in the trust. These certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

     -----
           Offered certificates.
     -----
           Certificates not offered pursuant to this prospectus supplement.
     -----

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         This summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE OFFERED CERTIFICATES, YOU SHOULD READ THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.


                                WHAT YOU WILL OWN

GENERAL...................................  Your certificates (along with the privately offered certificates) will represent beneficial interests in a trust created by us on the closing date. All payments to you will come only from the amounts received in connection with the assets of the trust. The trust's assets will primarily be 175 mortgage loans secured by first mortgage liens on 197 commercial, manufactured housing community and multifamily properties.

TITLE OF CERTIFICATES.....................  Commercial Mortgage Pass-Through Certificates, Series 2004-TOP13.

MORTGAGE POOL.............................  The mortgage pool consists of 175 mortgage loans with an aggregate principal balance of all mortgage loans as of February 1, 2004, of approximately
                                            $1,210,990,408, which may vary on the closing date by up to 5%. Each mortgage loan requires scheduled payments of principal and/or interest to be made monthly. For purposes of those mortgage loans that have a due date on a date other than the first of the month, we have assumed that those mortgage loans are due on the first of the month for purposes of determining their cut-off dates and cut-off date balances.

                                            As of February 1, 2004, the balances of the mortgage loans in the mortgage pool ranged from approximately $697,454 to approximately $90,000,000 and the mortgage loans had an approximate average balance of $6,919,945.


                           RELEVANT PARTIES AND DATES

ISSUER....................................  Morgan Stanley Capital I Trust 2004-TOP13.


DEPOSITOR.................................  Morgan Stanley Capital I Inc.


MASTER SERVICER...........................  Wells Fargo Bank, National Association.


SPECIAL SERVICER..........................  ARCap Servicing, Inc.


PRIMARY SERVICERS.........................  Principal Global Investors, LLC with respect to those mortgage loans sold to the trust by Principal Commercial Funding, LLC and John Hancock Real Estate Finance,
                                            Inc. with respect to those mortgage loans sold by it to the trust. In addition,
                                            Wells Fargo Bank, National Association will act as primary servicer with respect to those mortgage loans sold to the trust by Morgan Stanley Mortgage Capital
                                            Inc., Bear Stearns Commercial Mortgage, Inc. and Wells Fargo Bank, National
                                            Association.


TRUSTEE...................................  LaSalle Bank National Association, a national banking association.

FISCAL AGENT..............................  ABN AMRO Bank N.V., a Netherlands banking corporation and indirect corporate parent of the trustee.

                                      S-8

PAYING AGENT..............................  Wells Fargo Bank, National Association, which will also act as the certificate registrar. See "Description of the Certificates--The Paying Agent" in this prospectus supplement.

OPERATING ADVISER.........................  The holders of certificates representing more than 50% of the aggregate certificate balance of the most subordinate class of certificates, outstanding at any time of determination, or, if the certificate balance of that class of certificates is less than 25% of the initial certificate balance of that class, the next most subordinate class of certificates, may appoint a representative to act as operating adviser for the purposes described in this prospectus supplement. The initial operating adviser will be ARCap CMBS Fund REIT, Inc.

SELLERS...................................  Bear Stearns Commercial Mortgage, Inc., as to 35 mortgage loans, representing
                                            31.8% of the initial outstanding pool balance.

                                            Morgan Stanley Mortgage Capital Inc., as to 30 mortgage loans, representing
                                            29.2% of the initial outstanding pool balance.

                                            Wells Fargo Bank, National Association, as to 68 mortgage loans, representing
                                            16.9% of the initial outstanding pool balance.

                                            Principal Commercial Funding, LLC, as to 28 mortgage loans, representing 14.9%
                                            of the initial outstanding pool balance.

                                            John Hancock Real Estate Finance, Inc., as to 14 mortgage loans, representing
                                            7.3% of the initial outstanding pool balance.

UNDERWRITERS..............................  Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs &
                                            Co. and Wells Fargo Brokerage Services, LLC.

CUT-OFF DATE..............................  February 1, 2004. For purposes of the information contained in this prospectus supplement (including the appendices to this prospectus supplement), scheduled payments due in February 2004 with respect to mortgage loans not having payment dates on the first day of each month have been deemed received on February 1,
                                            2004, not the actual day on which such scheduled payments were due.

CLOSING DATE..............................  On or about February ___, 2004.

DISTRIBUTION DATE.........................  The 13th day of each month, or, if such 13th day is not a business day, the business day immediately following such 13th day, commencing in March 2004.

RECORD DATE...............................  With respect to each distribution date, the close of business on the last business day of the preceding calendar month.






                                      S-9


                                            ------------------------ ------------------------------------------
EXPECTED FINAL DISTRIBUTION DATES........          Class A-1                    October 13, 2008
                                            ------------------------ ------------------------------------------
                                                   Class A-2                    November 13, 2010
                                            ------------------------ ------------------------------------------
                                                   Class A-3                    May 13, 2013
                                            ------------------------ ------------------------------------------
                                                   Class A-4                    January 13, 2014
                                            ------------------------ ------------------------------------------
                                                    Class B                     January 13, 2014
                                            ------------------------ ------------------------------------------
                                                    Class C                     January 13, 2014
                                            ------------------------ ------------------------------------------
                                                    Class D                     January 13, 2016
                                            ------------------------ ------------------------------------------
                                                    Class E                     March 13, 2017
                                            ------------------------ ------------------------------------------

                                            The Expected Final Distribution Date for each class of certificates is the date on which such class is expected to be paid in full, assuming no delinquencies, losses, modifications, extensions of maturity dates, repurchases or prepayments of the mortgage loans after the initial issuance of the certificates. Any mortgage loans with anticipated repayment dates are assumed to repay in full on such dates.

RATED FINAL DISTRIBUTION DATE.............  As to each class of certificates, the distribution date in September, 2045.


                              OFFERED CERTIFICATES

GENERAL...................................  We are offering the following eight (8) classes of our Series 2004-TOP13
                                            Commercial Mortgage Pass-Through Certificates:

                                            o    Class A-l

                                            o    Class A-2

                                            o    Class A-3

                                            o    Class A-4

                                            o    Class B

                                            o    Class C

                                            o    Class D

                                            o    Class E

                                            The entire series will consist of a total of twenty-three (23) classes, the following fifteen (15) of which are not being offered by this prospectus supplement and the accompanying prospectus: Class X-1, Class X-2, Class F, Class
                                            G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class
                                            R-I, Class R-II and Class R-III.


                                      S-10



CERTIFICATE BALANCE.......................  Your certificates will have the approximate aggregate initial certificate balance presented in the chart below and this balance below may vary by up to 5%
                                            on the closing date:

                                            ---------------------- --------------------------------------------------

                                                  Class A-1                 $125,000,000 Certificate Balance
                                            ---------------------- --------------------------------------------------
                                                  Class A-2                 $200,000,000 Certificate Balance
                                            ---------------------- --------------------------------------------------
                                                  Class A-3                 $150,000,000 Certificate Balance
                                            ---------------------- --------------------------------------------------
                                                  Class A-4                 $589,157,000 Certificate Balance
                                            ---------------------- --------------------------------------------------
                                                   Class B                  $ 31,789,000 Certificate Balance
                                            ---------------------- --------------------------------------------------
                                                   Class C                  $ 12,110,000 Certificate Balance
                                            ---------------------- --------------------------------------------------
                                                   Class D                  $ 24,220,000 Certificate Balance
                                            ---------------------- --------------------------------------------------
                                                   Class E                  $ 12,109,000 Certificate Balance
                                            ---------------------- --------------------------------------------------

                                            The certificate balance at any time is the maximum amount of principal distributable to a class and is subject to adjustment on each distribution date to reflect any reductions resulting from distributions of principal to that class or any allocations of losses to the certificate balance of that class.


                                            The Class X-1 Certificates and the Class X-2 Certificates, which are private certificates, will not have certificate balances; each such class of certificates will instead represent the right to receive distributions of interest accrued as described herein on a notional amount. The notional amount of the Class X-1 Certificates will be equal to the aggregate of the certificate balances of the classes of certificates (other than the Class X-1, Class X-2,
                                            Class R-I, Class R-II and Class R-III Certificates) outstanding from time to time.

                                            The notional amount of the Class X-2 Certificates will equal:

                                            o    during the period from the closing date through and including the distribution date occurring in August 2005, the sum of (a) the lesser of
                                                 $83,700,000 and the certificate balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the certificate balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D,
                                                 Class E, Class F, Class G, Class H, Class J, Class K and Class L
                                                 Certificates outstanding from time to time;

                                            o    during the period following the distribution date occurring in August 2005 through and including the distribution date occurring in August 2006, the sum of (a) the lesser of $22,792,000 and the certificate balance of the
                                                 Class A-1 Certificates outstanding from time to time, (b) the aggregate of the certificate balances of the Class A-2, Class A-3, Class A-4, Class B,
                                                 Class C, Class D, Class E, Class F, Class G and Class H Certificates
                                                 outstanding from time to time and (c) the lesser of $2,565,000 and the certificate balance of the Class J Certificates outstanding from time to time;

                                      S-11

                                            o    during the period following the distribution date occurring in August 2006 through and including the distribution date occurring in August 2007, the sum of (a) the lesser of $164,660,000 and the certificate balance of the
                                                 Class A-2 Certificates outstanding from time to time, (b) the aggregate of the certificate balances of the Class A-3, Class A-4, Class B, Class C,
                                                 Class D and Class E Certificates outstanding from time to time and (c) the lesser of $8,594,000 and the certificate balance of the Class F
                                                 Certificates outstanding from time to time;

                                            o    during the period following the distribution date occurring in August 2007 through and including the distribution date occurring in August 2008, the sum of (a) the lesser of $79,510,000 and the certificate balance of the
                                                 Class A-2 Certificates outstanding from time to time, (b) the aggregate of the certificate balances of the Class A-3, Class A-4, Class B and Class C
                                                 Certificates outstanding from time to time and (c) the lesser of
                                                 $23,946,000 and the certificate balance of the Class D Certificates outstanding from time to time;

                                            o    during the period following the distribution date occurring in August 2008 through and including the distribution date occurring in August 2009, the sum of (a) the lesser of $134,683,000 and the certificate balance of the
                                                 Class A-3 Certificates outstanding from time to time, (b) the certificate balance of the Class A-4, Class B and Class C Certificates outstanding from time to time and (c) the lesser of $5,733,000 and the certificate balance of the Class D Certificates outstanding from time to time;

                                            o    during the period following the distribution date occurring in August 2009 through and including the distribution date occurring in August 2010, the sum of (a) the lesser of $65,709,000 and the certificate balance of the
                                                 Class A-3 Certificates outstanding from time to time, (b) the certificate balance of the Class A-4 and Class B Certificates outstanding from time to time and (c) the lesser of $1,405,000 and the certificate balance of the
                                                 Class C Certificates outstanding from time to time;

                                            o    during the period following the distribution date occurring in August 2010 through and including the distribution date occurring in August 2011, the sum of (a) the lesser of $526,578,000 and the certificate balance of the
                                                 Class A-4 Certificates outstanding from time to time and (b) the lesser of
                                                 $19,714,000 and the certificate balance of the Class B Certificates outstanding from time to time;

                                            o    during the period following the distribution date occurring in August 2011 through and including the distribution date occurring in February 2012, the sum of (a) the lesser of $508,214,000 and the certificate balance of the
                                                 Class A-4 Certificates outstanding from time to time and (b) the lesser of
                                                 $13,758,000 and the certificate balance of the Class B Certificates outstanding from time to time; and

                                            o    following the distribution date occurring in February 2012, $0.

                                      S-12

                                            Accordingly, the notional amount of the Class X-1 Certificates will be reduced on each distribution date by any distributions of principal actually made on, and any losses actually allocated to the certificate balance of, any class of certificates (other than the Class X-1, Class X-2, Class R-I, Class R-II and
                                            Class R-III Certificates) outstanding from time to time. The notional amount of the Class X-2 Certificates will be reduced on each distribution date by any distributions of principal actually made on, and any losses actually allocated to the certificate balance of any component and any class of Certificates included in the calculation of the notional amount for the Class X-2
                                            Certificates on such distribution date, as described above. Holders of the Class
                                            X-2 Certificates will not be entitled to distributions of interest at any time following the distribution date occurring in February 2012.

PASS-THROUGH RATES........................  Your certificates will accrue interest at an annual rate called a pass-through rate. The following table lists the initial pass-through rates for each class of offered certificates:

                                            ---------------------- --------------------------------------------------
                                                  Class A-1                          ___% (Fixed)
                                            ---------------------- --------------------------------------------------
                                                  Class A-2                          ___% (Fixed)
                                            ---------------------- --------------------------------------------------
                                                  Class A-3                           ___% (WAC)
                                            ---------------------- --------------------------------------------------
                                                  Class A-4                           ___% (WAC)
                                            ---------------------- --------------------------------------------------
                                                   Class B                            ___% (WAC)
                                            ---------------------- --------------------------------------------------
                                                   Class C                            ___% (WAC)
                                            ---------------------- --------------------------------------------------
                                                   Class D                            ___% (WAC)
                                            ---------------------- --------------------------------------------------
                                                   Class E                            ___% (WAC)
                                            ---------------------- --------------------------------------------------

                                            Interest on your certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months, also referred to in this prospectus supplement as a 30/360 basis.

                                            The pass-through rates for the Class A-1 and Class A-2 Certificates presented in the table are fixed at their respective per annum rates set forth above. The
                                            Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates will, at all times, accrue interest at a per annum rate equal to either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The initial pass-through rates shown above for the Class B, Class C, Class D and Class E
                                            Certificates are approximate.

                                            The weighted average net mortgage rate for a particular distribution date is a weighted average of the interest rates on the mortgage loans minus a weighted average annual administrative cost rate, which includes the master servicing fee rate, any excess servicing fee rate, the primary servicing fee rate, and the trustee fee rate. The relevant weighting is based upon the respective principal balances of the



                                      S-13

                                            mortgage loans as in effect immediately prior to the relevant distribution date.
                                            For purposes of calculating the weighted average net mortgage rate, the mortgage loan interest rates will not reflect any default interest rate. The mortgage loan interest rates will also be determined without regard to any loan term modifications agreed to by the special servicer or resulting from any borrower's bankruptcy or insolvency. In addition, for purposes of calculating the weighted average net mortgage rate, if a mortgage loan does not accrue interest on a
                                            30/360 basis, its interest rate for any month will, in general, be deemed to be the rate per annum that, when calculated on a 30/360 basis, will produce the amount of interest that actually accrues on that mortgage loan in that month.

                                            The pass-through rate applicable to the Class X-1 Certificates for the initial distribution date will equal approximately ___% per annum.

                                            The pass-through rate applicable to the Class X-1 Certificates for each distribution date subsequent to the initial distribution date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total notional amount of the Class X-1 Certificates outstanding immediately prior to the related distribution date (weighted on the basis of the respective balances of such components outstanding immediately prior to such distribution date). Each of those components will be comprised of all or a designated portion of the certificate balance of one of the classes of the Principal Balance
                                            Certificates. In general, the certificate balance of each class of Principal
                                            Balance Certificates will constitute a separate component of the total notional amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the certificate balance of any particular class of Principal Balance
                                            Certificates is identified under "--Certificate Balance" above as being part of the total notional amount of the Class X-2 Certificates immediately prior to any distribution date, then that identified portion of such certificate balance will also represent one or more separate components of the total notional amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related distribution date, and the remaining portion of such certificate balance will represent one or more other separate components of the Class X-1
                                            Certificates for purposes of calculating the accrual of interest for the related distribution date. For any distribution date occurring in or before February
                                            2012, on any particular component of the total notional amount of the Class X-1
                                            Certificates immediately prior to the related distribution date, the applicable
                                            Class X-1 Strip Rate will be calculated as follows:

                                            o    if such particular component consists of the entire certificate balance (or a designated portion of that certificate balance) of any class of Principal
                                                 Balance Certificates, and if such entire certificate balance (or that designated portion) also constitutes a component of the total notional amount of the Class X-2 Certificates immediately prior to the related distribution date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the weighted average net mortgage rate for such distribution date, over (b) the greater of (i) the rate per annum corresponding to such distribution date as set forth on Schedule A attached to this prospectus supplement and (ii) the pass-through rate for such

                                      S-14

                                                 distribution date for such class of Principal Balance Certificates; and

                                            o    if such particular component consists of the entire certificate balance (or a designated portion of that certificate balance) of any class of Principal
                                                 Balance Certificates, and if such entire certificate balance (or that designated portion) does not also constitute a component of the total notional amount of the Class X-2 Certificates immediately prior to the related distribution date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the weighted average net mortgage rate for such distribution date, over (b) the pass-through rate for such distribution date for such class of Principal Balance Certificates.

                                            For any distribution date occurring after February 2012, the certificate balance of each class of Principal Balance Certificates will constitute a separate component of the total notional amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such distribution date will equal the excess, if any, of (a) the weighted average net mortgage rate for such distribution date, over (b) the pass-through rate for such distribution date for such class of Principal Balance
                                            Certificates. Under no circumstances will any Class X-1 Strip Rate be less than zero.

                                            The pass-through rate applicable to the Class X-2 Certificates for the initial distribution date will equal approximately ___% per annum. The pass-through rate applicable to the Class X-2 Certificates for each distribution date subsequent to the initial distribution date and on or before the distribution date in
                                            February 2012 will equal the weighted average of the respective strip rates (the
                                            "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total notional amount of the Class X-2 Certificates outstanding immediately prior to the related distribution date (weighted on the basis of the respective balances of such components outstanding immediately prior to such distribution date). Each of those components will be comprised of all or a designated portion of the certificate balance of a specified class of
                                            Principal Balance Certificates. If all or a designated portion of the certificate balance of any class of Principal Balance Certificates is identified under "--Certificate Balance" above as being part of the total notional amount of the Class X-2 Certificates immediately prior to any distribution date, then that certificate balance (or designated portion of it) will represent one or more separate components of the total notional amount of the Class X-2
                                            Certificates for purposes of calculating the accrual of interest for the related distribution date. For any distribution date occurring in or before February
                                            2012, on any particular component of the total notional amount of the Class X-2
                                            Certificates immediately prior to the related distribution date, the applicable
                                            Class X-2 Strip Rate will equal the excess, if any, of:

                                            o    the lesser of (a) the rate per annum corresponding to such distribution date as set forth on Schedule A attached to this prospectus supplement and
                                                 (b) the weighted average net mortgage rate for such distribution date, over

                                      S-15

                                            o    the pass-through rate for such distribution date for the class of Principal
                                                 Balance Certificates whose certificate balance, or a designated portion of it, comprises such component.

                                            Under no circumstances will any Class X-2 Strip Rate be less than zero.

                                            The Pass-Through Rate applicable to the Class F, Class G and Class H
                                            Certificates will, at all times, accrue interest at a per annum rate equal to either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The pass-through rate applicable to the Class J, Class K, Class L, Class M, Class N,
                                            Class O and Class P Certificates will, at all times, be a per annum rate equal to the lesser of ___% and the weighted average net mortgage rate.

DISTRIBUTIONS

     A.  AMOUNT AND ORDER
            OF DISTRIBUTIONS..............  On each distribution date, funds available for distribution from the mortgage loans, net of specified trust expenses, including all servicing fees, trustee fees and related compensation, will be distributed in the following amounts and priority:

                                                 Step l/Class A and Class X: To interest on Classes A-1, A-2, A-3, A-4, X-1 and X-2, pro rata, in accordance with their interest entitlements.

                                                 Step 2/Class A: To the extent of amounts then required to be distributed as principal, (i) first, to the Class A-1 Certificates, until the Class A-1
                                            Certificates are reduced to zero, (ii) second, to the Class A-2 Certificates, until the Class A-2 Certificates are reduced to zero, (iii) third, to the Class
                                            A-3 Certificates, until the Class A-3 Certificates are reduced to zero and (iv)
                                            fourth, to the Class A-4 Certificates, until the Class A-4 Certificates are reduced to zero. If the principal amount of each class of certificates other than Classes A-1, A-2, A-3 and A-4 has been reduced to zero as a result of losses on the mortgage loans or an appraisal reduction, principal will be distributed to Classes A-1, A-2, A-3 and A-4, pro rata.

                                                 Step 3/Class A and Class X: To reimburse Classes A-1, A-2, A-3 and A-4 and, in respect of interest only, Classes X-1 and X-2, pro rata, for any previously unreimbursed losses on the mortgage loans that were previously borne by those classes, together with interest at the applicable pass-through rate.

                                                 Step 4/Class B: To Class B as follows: (a) to interest on Class B in the amount of its interest entitlement; (b) to the extent of amounts required to be distributed as principal, to principal on Class B in the amount of its principal entitlement until its principal balance is reduced to zero; and (c) to reimburse
                                            Class B for any previously unreimbursed losses on the mortgage loans that were previously borne by that class, together with interest at the applicable pass-through rate.

                                                 Step 5/Class C: To Class C in a manner analogous to the Class B allocations of Step 4.

                                                 Step 6/Class D: To Class D in a manner analogous to the Class B allocations of Step 4.

                                      S-16

                                                 Step 7/Class E: To Class E in a manner analogous to the Class B allocations of Step 4.

                                                 Step 8/Subordinate Private Certificates: To these certificates in the amounts and order of priority described in this prospectus supplement.

                                            Each certificateholder will receive its share of distributions on its class of certificates on a pro rata basis with all other holders of certificates of the same class. See "Description of the Offered Certificates-Distributions" in this prospectus supplement.

     B.  INTEREST AND
            PRINCIPAL ENTITLEMENTS........  A description of the interest entitlement payable to each Class can be found in
                                            "Description of the Offered Certificates--Distributions" in this prospectus supplement. As described in that section, there are circumstances relating to the timing of prepayments in which your interest entitlement for a distribution date could be less than one full month's interest at the pass-through rate on your certificate's principal balance. In addition, the right of the master servicer, the special servicer, the trustee and the fiscal agent to reimbursement for payment of nonrecoverable advances will be prior to your right to receive distributions of principal or interest.

                                            The Class X Certificates will not be entitled to principal distributions. The amount of principal required to be distributed on the classes entitled to principal on a particular distribution date will, in general, be equal to:

                                            o    the principal portion of all scheduled payments, other than balloon payments, to the extent received or advanced by the master servicer or other party (in accordance with the Pooling and Servicing Agreement) during the related collection period;

                                            o    all principal prepayments and the principal portion of balloon payments received during the related collection period;

                                            o    the principal portion of other collections on the mortgage loans received during the related collection period, such as liquidation proceeds, condemnation proceeds, insurance proceeds and income on "real estate owned"; and

                                            o    the principal portion of proceeds of mortgage loan repurchases received during the related collection period,

                                            subject, however, to the adjustments described herein. See the definition of
                                            "Principal Distribution Amount" in the "Glossary of Terms."

     C.  PREPAYMENT
            PREMIUMS/YIELD MAINTENANCE
            CHARGES.......................  The manner in which any prepayment premiums and yield maintenance charges received during a particular collection period will be allocated to the Class X
                                            Certificates, on the one hand, and the classes of certificates entitled to principal, on the other hand, is described in "Description of the Offered
                                            Certificates--Distributions" in this prospectus supplement.

                                      S-17


SUBORDINATION

     A.  GENERAL..........................  The chart below describes the manner in which the rights of various classes will be senior to the rights of other classes. Entitlement to receive principal and interest (other than certain excess interest in connection with any hyperamortizing loan) on any distribution date is depicted in descending order.
                                            The manner in which mortgage loan losses (including interest other than certain excess interest in connection with any hyperamortizing loan) are allocated is depicted in ascending order.

                                                             ------------------------------
                                                                 Class A-l, Class A-2,
                                                                 Class A-3, Class A-4,
                                                                    Class X-1* and
                                                                      Class X-2*
                                                             ------------------------------
                                                                            |
                                                             ------------------------------

                                                                        Class B
                                                             ------------------------------
                                                                            |
                                                             ------------------------------

                                                                        Class C
                                                             ------------------------------
                                                                            |
                                                             ------------------------------

                                                                        Class D
                                                             ------------------------------
                                                                            |
                                                             ------------------------------

                                                                        Class E
                                                             ------------------------------
                                                                            |
                                                             ------------------------------

                                                                      Classes F-P
                                                             ------------------------------

                                            NO OTHER FORM OF CREDIT ENHANCEMENT WILL BE AVAILABLE TO YOU AS A HOLDER OF
                                            OFFERED CERTIFICATES.

                                            *Interest only certificates. No principal payments or realized loan losses in respect of principal will be allocated to the Class X-1 or Class X-2
                                            Certificates. However, any loan losses will reduce the notional amount of the
                                            Class X-1 Certificates and loan losses allocated to any component and any class of Certificates included in the calculation of the notional amount for the Class
                                            X-2 Certificates will reduce the notional amount of the Class X-2 Certificates.

     B.  SHORTFALLS IN
            AVAILABLE FUNDS...............  Shortfalls in available funds will reduce amounts available for distribution and will be allocated in the same manner as mortgage loan losses. Among the causes of these shortfalls are the following:

                                            o    shortfalls resulting from compensation which the special servicer is entitled to receive;

                                            o    shortfalls resulting from interest on advances made by the master servicer, the trustee or the fiscal agent, to the extent not covered by default interest and late payment charges paid by the borrower; and

                                      S-18

                                            o    shortfalls resulting from a reduction of a mortgage loan's interest rate by a bankruptcy court or from other unanticipated, extraordinary or default-related expenses of the trust.

                                            Shortfalls in mortgage loan interest as a result of the timing of voluntary and involuntary prepayments (net of certain amounts required to be used by the master servicer to offset such shortfalls) will be allocated to each class of certificates, pro rata, in accordance with their respective interest entitlements as described herein.

                       INFORMATION ABOUT THE MORTGAGE POOL

CHARACTERISTICS OF THE MORTGAGE POOL

     A.  GENERAL..........................  All numerical information in this prospectus supplement concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based upon their outstanding principal balances as of February 1, 2004. With respect to mortgage loans not having due dates on the first day of each month, scheduled payments due in
                                            February 2004 have been deemed received on February 1, 2004.

     B.  PRINCIPAL BALANCES...............  The trust's primary assets will be 175 mortgage loans with an aggregate principal balance as of February 1, 2004 of approximately $1,210,990,408. It is possible that the aggregate mortgage loan balance will vary by up to 5% on the closing date. As of February 1, 2004, the principal balance of the mortgage loans in the mortgage pool ranged from approximately $697,454 to approximately
                                            $90,000,000 and the mortgage loans had an approximate average balance of
                                            $6,919,945.

     C.  FEE SIMPLE/LEASEHOLD.............  One hundred ninety-four (194) mortgaged properties, securing mortgage loans representing 96.1% of the initial outstanding pool balance, are subject to a first mortgage lien on a fee simple estate in such mortgaged properties. One (1)
                                            mortgaged property, securing a mortgage loan representing 0.6% of the initial outstanding pool balance, is subject to a first mortgage lien on a fee interest in a portion of such mortgaged property and a leasehold interest in the remaining portion of such property. Two (2) mortgaged properties, securing mortgage loans representing 3.3% of the initial outstanding pool balance, are subject to a first mortgage lien on a leasehold interest in such mortgaged property.




                                      S-19


     D.  PROPERTY TYPES...................  The following table shows how the mortgage loans are secured by collateral which is distributed among different types of properties.

                                            -------------------- --------------------------------- ------------------
                                                                                                       Number of
                                                                      Percentage of Initial            Mortgaged
                                            Property Type            Outstanding Pool Balance         Properties
                                            -------------------- --------------------------------- ------------------
                                            Retail                            46.4%                       83
                                            -------------------- --------------------------------- ------------------
                                            Office                            32.0%                       38
                                            -------------------- --------------------------------- ------------------
                                            Multifamily                        9.0%                       27
                                            -------------------- --------------------------------- ------------------
                                            Industrial                         8.1%                       29
                                            -------------------- --------------------------------- ------------------
                                            Self Storage                       1.8%                        9
                                            -------------------- --------------------------------- ------------------
                                            Mixed Use                          1.2%                        6
                                            -------------------- --------------------------------- ------------------
                                            Hospitality                        0.8%                        2
                                            -------------------- --------------------------------- ------------------
                                            Manufactured                       0.6%                        2
                                            Housing Community
                                            -------------------- --------------------------------- ------------------
                                            Other                               0.2%                       1
                                            -------------------- --------------------------------- ------------------

     E.  PROPERTY LOCATION................  The number of mortgaged properties, and the approximate percentage of the aggregate principal balance of the mortgage loans secured by mortgaged properties located in the geographic areas with the highest concentrations of mortgaged properties, are as described in the table below:

                                            --------------------------- -------------------------------- -------------
                                                                                                          Number of
                                                                             Percentage of Initial        Mortgaged
                                            Geographic Areas               Outstanding Pool Balance       Properties
                                            --------------------------- -------------------------------- -------------
                                            California                               27.8%                    69
                                            --------------------------- -------------------------------- -------------
                                               Southern                              23.7%                    55
                                            --------------------------- -------------------------------- -------------
                                               Northern                               4.1%                    14
                                            --------------------------- -------------------------------- -------------
                                            New York                                  7.4%                     7
                                            --------------------------- -------------------------------- -------------
                                            Texas                                     7.4%                    13
                                            --------------------------- -------------------------------- -------------
                                            Florida                                   6.7%                     8
                                            --------------------------- -------------------------------- -------------
                                            Illinois                                  6.1%                     7
                                            --------------------------- -------------------------------- -------------
                                            Arizona                                   5.9%                     8
                                            --------------------------- -------------------------------- -------------
                                            New Jersey                                5.5%                     9
                                            --------------------------- -------------------------------- -------------

                                            The remaining mortgaged properties are located throughout 25 other states and the District of Columbia. None of these states has a concentration of mortgaged properties that represents security for more than 5.0% of the aggregate principal balance of the mortgage loans, as of February 1, 2004.

                                      S-20

     F.  OTHER MORTGAGE
            LOAN FEATURES.................  As of February 1, 2004, the mortgage loans had the following characteristics:

                                            o    No scheduled payment of principal and interest on any mortgage loan was thirty days or more past due, and no mortgage loan had been thirty days or more delinquent in the past year.

                                            o    Twenty (20) groups of mortgage loans were made to the same borrower or to borrowers that are affiliated with one another through partial or complete direct or indirect common ownership. The three (3) largest groups represent
                                                 9.7%, 3.7% and 3.1% respectively, of the initial outstanding pool balance.
                                                 See Appendix II attached to this prospectus supplement.

                                            o    Forty (40) of the mortgaged properties, securing mortgage loans representing 15.1% of the initial outstanding pool balance, are each 100%
                                                 leased to a single tenant.

                                            o    All of the mortgage loans bear interest at fixed rates.

                                            o    Fixed periodic payments on the mortgage loans are generally determined assuming interest is calculated on a 30/360 basis, but interest actually accrues and is applied on certain mortgage loans on an actual/360 basis.
                                                 Accordingly, there will be less amortization of the principal balance during the term of these mortgage loans, resulting in a higher final payment on these mortgage loans.

                                            o    No mortgage loan permits negative amortization or the deferral of accrued interest (except excess interest that would accrue in the case of any hyperamortizing loan after the applicable anticipated repayment date for such loan).

     G.  BALLOON LOANS/ARD LOANS..........  As of February 1, 2004, the mortgage loans had the following additional characteristics:

                                            o    One hundred forty-nine (149) of the mortgage loans, representing 90.1% of the initial outstanding pool balance, are "balloon loans." Two (2) of these mortgage loans, representing 3.8% of the initial outstanding pool balance, are ARD Loans. For purposes of this prospectus supplement, we consider a mortgage loan to be a "balloon loan" if its principal balance is not scheduled to be fully or substantially amortized by the loan's maturity date or anticipated repayment date, as applicable.

                                            o    The remaining twenty-six (26) mortgage loans, representing 9.9% of the initial outstanding pool balance, are fully amortizing and are expected to have less than 5% of the original principal balance outstanding as of their related stated maturity dates.

     H.  INTEREST ONLY LOANS..............  As of February 1, 2004, the mortgage loans had the following additional characteristics:

                                            o    Fourteen (14) mortgage loans, representing 17.3% of the initial outstanding pool balance, provide for monthly payments of interest only for their entire respective terms.

                                            o    Eighteen (18) mortgage loans, representing 21.9% of the initial outstanding pool balance, provide for monthly payments of interest only for a portion of their respective terms and then provide for the



                                      S-21

                                            monthly payment of principal and interest over their respective remaining terms.

     I.  PREPAYMENT/DEFEASANCE
            PROVISIONS....................  As of February 1, 2004, all of the mortgage loans restricted voluntary principal prepayments as follows:

                                            o    One hundred five (105) mortgage loans, representing 67.3% of the initial outstanding pool balance, prohibit voluntary principal prepayments for a period ending on a date determined by the related mortgage note (which may be the maturity date), which period is referred to in this prospectus supplement as a lock-out period, but permit the related borrower, after an initial period of at least two years following the date of issuance of the certificates, to defease the loan by pledging direct, non-callable United
                                                 States Treasury obligations and obtaining the release of the mortgaged property from the lien of the mortgage.

                                            o    Thirty-five (35) mortgage loans, representing 25.9% of the initial outstanding pool balance, prohibit voluntary principal prepayments during a lock-out period, and following the lock-out period provide for a prepayment premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid.

                                            o    Thirty-four (34) mortgage loans, representing 6.5% of the initial outstanding pool balance, prohibit voluntary principal prepayments during a lock-out period, and following the lock-out period provide for a prepayment premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid, and also permit the related borrower, after an initial period of at least two years following the date of the issuance of the certificates, to defease the loan by pledging direct, non-callable United States Treasury obligations and obtaining the release of the mortgaged property from the lien of the mortgage.

                                            o    One (1) mortgage loan, representing 0.3% of the initial outstanding pool balance, prohibits voluntary principal prepayments during a lock-out period, and following the lock-out period provides for a prepayment premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance formula and 3% of the amount prepaid.

                                            With respect to the prepayment and defeasance provisions set forth above, certain of the mortgage loans also include provisions described below:

                                            o    Four (4) mortgage loans, representing 9.4% of the initial outstanding pool balance, permit the release of a mortgaged property from the lien of the mortgage, if there is a defeasance of a portion of the mortgage loan in connection with such release.

                                            o    Two (2) mortgage loans, representing 0.3% of the initial outstanding pool balance, which are cross-collateralized and cross-defaulted, permit the release of a mortgaged property from the lien of the mortgage, (i) if there is a defeasance of a portion of the mortgage loan in connection with such release or (ii) subject to the payment of a prepayment premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance

                                      S-22

                                                 formula or 1% of the amount prepaid on a portion of the mortgage loan in connection with such release.

                                            o    Four (4) mortgage loans, representing 5.2% of the initial outstanding pool balance, which are cross-collateralized and cross- defaulted, permit the release of either of the mortgaged properties from the lien of the mortgage and the release from the cross- collateralization upon prepayment of an amount equal to at least 115% of the amount of the mortgage loan being released, subject to defeasance of the loan being released or, as applicable, payment of a yield maintenance charge on the full amount of the prepayment. Any amount prepaid in excess of the amount required to prepay the mortgage loan being released in full, including any defeasance fees or, as applicable, yield maintenance charges, will be applied to partially prepay the remaining mortgage loan.

                                            o    Notwithstanding the above, the mortgage loans generally provide that the related borrower may prepay the mortgage loan without premium or defeasance requirements commencing one (1) to ten (10) payment dates prior to and including the maturity date or the anticipated repayment date.

                                            See Appendix II attached to this prospectus supplement for specific yield maintenance provisions with respect to the prepayment and defeasance provisions set forth above.

     J.  MORTGAGE LOAN RANGES
           AND WEIGHTED AVERAGES..........  As of February 1, 2004, the mortgage loans had the following additional characteristics:

           I.   MORTGAGE INTEREST
                RATES                       Mortgage  interest rates ranging from 4.300% per annum to 8.430% per annum, and a weighted average mortgage interest rate of 5.548% per annum;

           II.  REMAINING TERMS             Remaining terms to scheduled maturity ranging from 49 months to 237 months, and a weighted average remaining term to scheduled maturity of 116 months;

           III. REMAINING
                AMORTIZATION TERMS          Remaining amortization terms (excluding loans which provide for interest only payments for the entire loan term) ranging from 117 months to 360 months, and a weighted average remaining amortization term of 312 months;

           IV.  LOAN-TO-VALUE RATIOS        Loan-to-value ratios ranging from 10.9% to 78.0% and a weighted average loan-to-value ratio, calculated as described in this prospectus supplement, of
                                            58.3%; and

            V.  DEBT SERVICE
                COVERAGE RATIOS             Debt service coverage ratios, determined according to the methodology presented in this prospectus supplement, ranging from 1.14x to 8.78x and a weighted average debt service coverage ratio, calculated as described in this prospectus supplement, of 2.05x.

ADVANCES


     A.  PRINCIPAL AND
           INTEREST ADVANCES..............  Subject to a recoverability determination described in this prospectus supplement, the master servicer is required to advance delinquent monthly mortgage loan payments for the mortgage loans that are part of

                                      S-23

                                            the trust, other than with respect to the U.S. Bank Tower Pari Passu Loan as to which the Greenwich 2003-C2 Master Servicer will be obligated to make such advances. The master servicer will not be required to advance any additional interest accrued as a result of the imposition of any default rate or any rate increase after an anticipated repayment date. The master servicer also is not required to advance prepayment or yield maintenance premiums, excess interest or balloon payments. With respect to any balloon payment, the master servicer will instead be required to advance an amount equal to the scheduled payment that would have been due if the related balloon payment had not become due. If a P&I
                                            Advance is made, the master servicer will defer rather than advance its master servicing fee, the excess servicing fee and the primary servicing fee, but will advance the trustee fee.

                                            For an REO Property, the advance will equal the scheduled payment that would have been due if the predecessor mortgage loan had remained outstanding and continued to amortize in accordance with its amortization schedule in effect immediately before the REO Property was acquired.

     B.  SERVICING ADVANCES...............  Subject to a recoverability determination described in this prospectus supplement, the master servicer, the special servicer, trustee and fiscal agent may also make servicing advances to pay delinquent real estate taxes, insurance premiums and similar expenses necessary to maintain and protect the mortgaged property, to maintain the lien on the mortgaged property or to enforce the mortgage loan documents, and subject to a substantially similar recoverability determination set forth in the related Non-Serviced Mortgage Loan Pooling and
                                            Servicing Agreement, each of such parties under that agreement will be required to make servicing advances of such type with respect to any Non-Serviced
                                            Mortgage Loans.

     C.  INTEREST ON ADVANCES.............  All advances made by the master servicer, the special servicer, the trustee or the fiscal agent will accrue interest at a rate equal to the "prime rate" as reported in The Wall Street Journal.

     D.  BACK-UP ADVANCES.................  Pursuant to the requirements of the Pooling and Servicing Agreement, if the master servicer fails to make a required advance, the trustee will be required to make the advance, and if the trustee fails to make a required advance, the fiscal agent will be required to make the advance, each subject to the same limitations, and with the same rights of the master servicer.

     E.  RECOVERABILITY...................  None of the master servicer, the special servicer, the trustee or the fiscal agent will be obligated to make any advance if it or the special servicer (or another master servicer, special servicer, trustee or fiscal agent with respect to a Non-Serviced Companion Mortgage Loan) reasonably determines that such advance would not be recoverable in accordance with the servicing standard and the trustee and the fiscal agent may rely on any such determination made by the master servicer or the special servicer.

     F.  ADVANCES DURING AN
            APPRAISAL REDUCTION EVENT.....  The occurrence of certain adverse events affecting a mortgage loan will require the special servicer to obtain a new appraisal or other valuation of the related mortgaged property. In general, if the principal amount of the mortgage loan plus all other amounts due under the mortgage loan and interest on advances made with respect to the mortgage loan

                                      S-24

                                            exceeds 90% of the value of the mortgaged property determined by an appraisal or other valuation, an appraisal reduction may be created in the amount of the excess as described in this prospectus supplement. If there exists an appraisal reduction for any mortgage loan, the amount of interest required to be advanced on that mortgage loan will be proportionately reduced to the extent of the appraisal reduction. This will reduce the funds available to pay interest and principal on the most subordinate class or classes of certificates then outstanding.

                                            See "Description of the Offered Certificates--Advances" in this prospectus supplement.

     G.  ADVANCES IN RESPECT OF
         THE U.S. BANK TOWER PARI
         PASSU LOAN.......................  The Greenwich 2003-C2 Master Servicer will be obligated to make P&I Advances on the U.S. Bank Tower Pari Passu Loan pursuant to the Greenwich 2003-C2 Pooling and Servicing Agreement as further described in this prospectus supplement.

     H.  LB-UBS 2004-C1 MASTER
         SERVICER, LB-UBS 2004-
         C1 SPECIAL SERVICER,
         GREENWICH 2003-C2
         MASTER SERVICER,
         GREENWICH 2003-C2
         SPECIAL SERVICER
         AND OTHER NOTEHOLDERS............  The GIC Office Portfolio Pari Passu Loan, which, as of the cut-off date, had an unpaid principal balance of $90,000,000 and represents 7.4% of the initial outstanding pool balance, is secured by the related mortgaged properties on a pari passu basis with, and pursuant to the same mortgage as, the GIC Office
                                            Portfolio Companion Loans, which are not included in the trust and which have unpaid principal balances, as of the cut-off date, in the aggregate of
                                            $610,000,000. The GIC Office Portfolio Companion Loans have the same interest rate, maturity date and amortization terms as the GIC Office Portfolio Pari
                                            Passu Loan.

                                            In addition, with respect to the GIC Office Portfolio Pari Passu Loan, the mortgage on the related mortgaged properties also secures a subordinated B Note
                                            (the "GIC Office Portfolio B Note"), which had an original principal balance as of the cut-off date of $125,000,000. The GIC Office Portfolio B Note is not an
                                            asset of the trust. The GIC Office Portfolio B Note is currently owned by a third party unaffiliated with the related mortgage loan seller.

                                            It is currently anticipated that one of the GIC Office Portfolio Companion Loans will be included in the LB-UBS Commercial Mortgage Trust 2004-C1 securitization, expected to close in February 2004. In connection therewith, it is anticipated that the GIC Office Portfolio Loan Group will be serviced and administered pursuant to the LB-UBS 2004-C1 Pooling and Servicing Agreement. It is also anticipated that the LB-UBS 2004-C1 Pooling and Servicing Agreement will provide for servicing arrangements that are similar, but not identical, to those under the Pooling and Servicing Agreement. See "Servicing of the Mortgage Loans--The
                                            GIC Office Portfolio Loan Group" in this prospectus supplement.

                                            As set forth above, the LB-UBS 2004-C1 Pooling and Servicing Agreement is expected to provide for servicing arrangements that are

                                      S-25

                                            similar but not identical to those under the Pooling and Servicing Agreement. In that regard:

                                            o    LaSalle Bank National Association, which is expected to be the trustee under the LB-UBS 2004-C1 Pooling and Servicing Agreement, will, in that capacity, be the mortgagee of record with respect to the mortgaged properties securing the GIC Office Portfolio Pari Passu Loan;

                                            o    Wachovia Bank, National Association, which is expected to be the master servicer under the LB-UBS 2004-C1 Pooling and Servicing Agreement, will, in that capacity, be the master servicer for the GIC Office Portfolio Pari
                                                 Passu Loan, subject to replacement pursuant to the terms of the LB-UBS
                                                 2004-C1 Pooling and Servicing Agreement;

                                            o    Lennar Partners, Inc., which is expected to be the special servicer under the LB-UBS 2004-C1 Pooling and Servicing Agreement, will, in that capacity, be the special servicer for the GIC Office Portfolio Pari Passu Loan, subject to replacement pursuant to the terms of the LB-UBS 2004-C1 Pooling and Servicing Agreement; and

                                            o    for as long as the GIC Office Portfolio Pari Passu Loan is serviced under the LB-UBS 2004-C1 Pooling and Servicing Agreement and the aggregate principal amount of the GIC Office Portfolio B Note, net of any appraisal reductions and any realized losses, is equal to or greater than 27.5% of the original principal balance of the GIC Office Portfolio B Note, the holder of the GIC Office Portfolio B Note has the right to advise the
                                                 LB-UBS 2004-C1 Master Servicer and the LB-UBS 2004-C1 Special Servicer with respect to, and consent to the LB-UBS 2004-C1 Master Servicer's or the
                                                 LB-UBS 2004-C1 Special Servicer's taking, certain actions affecting all of the mortgage loans in the GIC Office Portfolio Loan Group, including the
                                                 GIC Office Portfolio Pari Passu Loan, and if the holder of the GIC Office
                                                 Portfolio B Note loses that right, then the operating adviser or controlling party under the LB-UBS 2004-C1 securitization will acquire that right.

                                            The U.S. Bank Tower Pari Passu Loan, which, as of the cut-off date, had an unpaid principal balance of $65,000,000 and represents 5.4% of the initial outstanding pool balance, is secured by the related mortgaged property on a pari passu basis with, and pursuant to the same mortgage as, the U.S. Bank Tower
                                            Companion Loans, which are not included in the trust and which have an aggregate unpaid principal balance, as of the cut-off date, of $195,000,000.

                                            One of the U.S. Bank Tower Companion Loans is currently included in the
                                            Greenwich Commercial Mortgage Trust 2003-C2 and the other, with an original principal balance of $64,740,000, is currently held by MSMC. The U.S. Bank Tower
                                            Loan Group is currently being serviced and administered pursuant to the
                                            Greenwich 2003-C2 Pooling and Servicing Agreement. The Greenwich 2003-C2 Pooling
                                            and Servicing Agreement provides for servicing arrangements that are similar but not identical to those under the Pooling and Servicing Agreement. In that regard:

                                            o    LaSalle Bank National Association, which is the trustee under the Greenwich
                                                 2003-C2 Pooling and Servicing Agreement, will, in


                                      S-26

                                                 that capacity, be the mortgagee of record with respect to the mortgaged property securing the U.S. Bank Tower Pari Passu Loan;

                                            o    Wachovia Bank, National Association, which is the master servicer under the
                                                 Greenwich 2003-C2 Pooling and Servicing Agreement, will, in that capacity, be the master servicer for the U.S. Bank Tower Pari Passu Loan, subject to replacement pursuant to the terms of the Greenwich 2003-C2 Pooling and
                                                 Servicing Agreement; and

                                            o    Lennar Partners, Inc., which is the special servicer under the Greenwich
                                                 2003-C2 Pooling and Servicing Agreement, will, in that capacity, be the special servicer for the U.S. Bank Tower Pari Passu Loan, subject to replacement pursuant to the terms of the Greenwich 2003-C2 Pooling and
                                                 Servicing Agreement.

                                            See "Servicing of the Mortgage Loans--The GIC Office Portfolio Loan Group" and
                                            "--The U.S. Bank Tower Loan Group" in this prospectus supplement.

                                            References in this prospectus supplement, however, to the trustee, master servicer and special servicer will mean the trustee, master servicer and special servicer, respectively, under the Pooling and Servicing Agreement unless the context clearly indicates otherwise.







                                      S-27


                       ADDITIONAL ASPECTS OF CERTIFICATES


RATINGS...................................  The certificates offered to you will not be issued unless each of the classes of certificates being offered by this prospectus supplement receives the following ratings from Moody's Investors Service, Inc. and Fitch, Inc.

                                            ------------------------------------ ----------------------------------
                                                                                              Ratings
                                                           Class                           Moody's/Fitch
                                            ------------------------------------ ----------------------------------
                                            Classes A-1, A-2, A-3 and A-4                     Aaa/AAA
                                            ------------------------------------ ----------------------------------
                                            Class B                                           Aa2/AA
                                            ------------------------------------ ----------------------------------
                                            Class C                                           Aa3/AA-
                                            ------------------------------------ ----------------------------------
                                            Class D                                            A2/A
                                            ------------------------------------ ----------------------------------
                                            Class E                                            A3/A-
                                            ------------------------------------ ----------------------------------

                                            A rating agency may lower or withdraw a security rating at any time.

                                            See "Ratings" in this prospectus supplement and "Rating" in the prospectus for a discussion of the basis upon which ratings are given, the limitations of and restrictions on the ratings, and the conclusions that should not be drawn from a rating.

OPTIONAL TERMINATION......................  On any distribution date on which the aggregate principal balance of the mortgage loans is less than or equal to 1% of the initial outstanding pool balance, the holders of a majority of the controlling class, the master servicer, the special servicer and any holder of a majority interest in the
                                            Class R-I Certificates, in that order of priority, will have the option to purchase all of the remaining mortgage loans, and all property acquired through exercise of remedies in respect of any mortgage loan, at the price specified in this prospectus supplement. Exercise of this option would terminate the trust and retire the then outstanding certificates at par plus accrued interest.

DENOMINATIONS.............................  The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will be offered in minimum denominations of $25,000. The remaining offered certificates will be offered in minimum denominations of $100,000. Investments in excess of the minimum denominations may be made in multiples of $1.

REGISTRATION, CLEARANCE
   AND SETTLEMENT.........................  Your certificates will be registered in the name of Cede & Co., as nominee of
                                            The Depository Trust Company, and will not be registered in your name. You will not receive a definitive certificate representing your ownership interest, except in very limited circumstances described in this prospectus supplement. As a result, you will hold your certificates only in book-entry form and will not be a certificateholder of record. You will receive distributions on your certificates and reports relating to distributions only through The Depository
                                            Trust Company, Clearstream Bank or Euroclear Bank, as operator of the Euroclear system, or through participants in The Depository Trust Company, Clearstream
                                            Bank or Euroclear Bank.


                                      S-28

                                            You may hold your certificates through:

                                            o    The Depository Trust Company in the United States; or

                                            o    Clearstream Bank or Euroclear Bank in Europe.

                                            Transfers within The Depository Trust Company, Clearstream Bank or Euroclear
                                            Bank will be made in accordance with the usual rules and operating procedures of those systems. Cross-market transfers between persons holding directly through
                                            The Depository Trust Company, Clearstream Bank or Euroclear Bank will be effected in The Depository Trust Company through the relevant depositories of
                                            Clearstream Bank or Euroclear Bank.

                                            We may elect to terminate the book-entry system through The Depository Trust
                                            Company with respect to all or any portion of any class of the certificates offered to you.

                                            We expect that the certificates offered to you will be delivered in book-entry form through the facilities of The Depository Trust Company, Clearstream Bank or
                                            Euroclear Bank on or about the closing date.

TAX STATUS................................  Elections will be made to treat designated portions of the trust as three separate "real estate mortgage investment conduits"--REMIC I, REMIC II and REMIC
                                            III--for federal incomE tax purposes. In the opinion of counsel, each such designated portion of the trust will qualify for this treatment and each class of offered certificates will evidence "regular interests" in REMIC III. The portion of the trust consisting of the right to excess interest (above the amount of interest that would have accrued on an ARD Loan if the interest rate did not increase as a result of the ARD Loan not paying off on its anticipated repayment date) and the related sub-accounts will be treated as a grantor trust for federal income tax purposes.

                                            Pertinent federal income tax consequences of an investment in the offered certificates include:

                                            o    The regular interests will be treated as newly originated debt instruments for federal income tax purposes.

                                            o    Beneficial owners of offered certificates will be required to report income on the certificates in accordance with the accrual method of accounting.

                                            o    We anticipate that the offered certificates will not be issued with original issue discount.

                                            See "Material Federal Income Tax Consequences" in this prospectus supplement.

CONSIDERATIONS RELATED TO TITLE I
   OF THE EMPLOYEE RETIREMENT
   INCOME SECURITY ACT OF 1974............  Subject to the satisfaction of important conditions described under "ERISA
                                            Considerations" in this prospectus supplement and in the accompanying prospectus, the offered certificates may be purchased by persons investing assets of employee benefit plans or individual retirement accounts.


LEGAL INVESTMENTS.........................  The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

                                      S-29

                                            For purposes of any applicable legal investment restrictions, regulatory capital requirements or other similar purposes, neither the prospectus nor this prospectus supplement makes any representation to you regarding the proper characterization of the certificates offered by this prospectus supplement.
                                            Regulated entities should consult their own advisors regarding these matters.

                                  RISK FACTORS

         You should carefully consider the risks involved in owning a certificate before purchasing a certificate. Among other risks, the timing of payments and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider both the risk factors relating to the mortgage loans and the mortgaged properties and the other risks relating to the certificates.

         The risks and uncertainties described in this section, together with those risks described in the prospectus under "Risk Factors", summarize material risks relating to your certificates. Your investment could be materially and adversely affected by the actual and potential circumstances that we describe in those sections.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED TO
PAYMENTS UNDER THE MORTGAGE LOANS           Payments under the mortgage loans are not insured or guaranteed by any governmental entity or mortgage insurer. Accordingly, the sources for repayment of your certificates are limited to amounts due with respect to the mortgage loans.

                                            You should consider all of the mortgage loans to be nonrecourse loans. Even in those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not necessarily undertaken an evaluation of the financial condition of any of these persons. If a default occurs, the lender's remedies generally are limited to foreclosing against the specific properties and other assets that have been pledged to secure the loan. Such remedies may be insufficient to provide a full return on your investment. Payment of amounts due under a mortgage loan prior to its maturity or anticipated repayment date is dependent primarily on the sufficiency of the net operating income of the related mortgaged property. Payment of those mortgage loans that are balloon loans at maturity or on its anticipated repayment date is primarily dependent upon the borrower's ability to sell or refinance the property for an amount sufficient to repay the loan.

                                            In limited circumstances, a mortgage loan seller may be obligated to repurchase or replace a mortgage loan that it sold to the Depositor if the applicable seller's representations and warranties concerning that mortgage loan are materially breached or if there are material defects in the documentation for that mortgage loan. However, there can be no assurance that any of these entities will be in a financial position to effect a repurchase or substitution.
                                            The representations and warranties address the characteristics of the mortgage loans and mortgaged properties as of the date of issuance of the certificates.
                                            They do not relieve you or the trust of the risk of defaults and losses on the mortgage loans.

                                      S-31


THE REPAYMENT OF A COMMERCIAL
MORTGAGE LOAN IS DEPENDENT ON
THE CASH FLOW PRODUCED
BY THE PROPERTY WHICH
CAN BE VOLATILE AND
INSUFFICIENT TO ALLOW TIMELY
PAYMENT ON YOUR CERTIFICATES                The mortgage loans are secured by various types of income-producing commercial, multifamily and manufactured housing community properties. Commercial lending is generally thought to expose a lender to greater risk than one-to-four family residential lending because, among other things, it typically involves larger loans.

                                            One hundred seventy (170) mortgage loans, representing 97.8% of the initial outstanding pool balance, were originated within twelve (12) months prior to the cut-off date. Consequently, these mortgage loans do not have a long-standing payment history.

                                            The repayment of a commercial mortgage loan is typically dependent upon the ability of the applicable property to produce cash flow. Even the liquidation value of a commercial property is determined, in substantial part, by the amount of the property's cash flow (or its potential to generate cash flow). However, net operating income and cash flow can be volatile and may be insufficient to cover debt service on the loan at any given time.

                                            The net operating income, cash flow and property value of the mortgaged properties may be adversely affected by any one or more of the following factors:

                                            o    the age, design and construction quality of the property;

                                            o    the lack of any operating history in the case of a newly built or renovated mortgaged property;

                                            o    perceptions regarding the safety, convenience and attractiveness of the property;

                                            o    the proximity and attractiveness of competing properties;

                                            o    the inadequacy of the property's management and maintenance;

                                            o    increases in operating expenses (including common area maintenance charges)
                                                 at the property and in relation to competing properties;

                                            o    an increase in the capital expenditures needed to maintain the property or make improvements;

                                            o    the dependence upon a single tenant, or a concentration of tenants in a particular business or industry;

                                            o    a decline in the financial condition of a major tenant;

                                            o    an increase in vacancy rates; and

                                            o    a decline in rental rates as leases are renewed or entered into with new tenants.

                                      S-32

                                            Other factors are more general in nature, such as:

                                            o    national, regional or local economic conditions (including plant closings, military base closings, industry slowdowns and unemployment rates);

                                            o    local real estate conditions (such as an oversupply of competing properties, rental space or multifamily housing);

                                            o    demographic factors;

                                            o    decreases in consumer confidence (caused by events such as threatened or continuing military action, recent disclosures of wrongdoing or financial misstatements by major corporations and financial institutions and other factors);

                                            o    changes in consumer tastes and preferences; and

                                            o    retroactive changes in building codes.

                                            The volatility of net operating income will be influenced by many of the foregoing factors, as well as by:

                                            o    the length of tenant leases;

                                            o    the creditworthiness of tenants;

                                            o    the level of tenant defaults;

                                            o    the ability to convert an unsuccessful property to an alternative use;

                                            o    new construction in the same market as the mortgaged property;

                                            o    rent control laws;

                                            o    the number and diversity of tenants;

                                            o    the rate at which new rentals occur;

                                            o    the property's operating leverage (which is the percentage of total property expenses in relation to revenue), the ratio of fixed operating expenses to those that vary with revenues, and the level of capital expenditures required to maintain the property and to retain or replace tenants; and

                                            o    in the case of residential cooperative properties, the payments received by the cooperative corporation from its tenants/shareholders, including any special assessments against the property.

                                            A decline in the real estate market or in the financial condition of a major tenant will tend to have a more immediate effect on the net operating income of properties with short-term revenue sources (such as short-term or month-to-month leases) and may lead to higher rates of delinquency or defaults under mortgage loans secured by such properties.


                                      S-33


CONVERTING COMMERCIAL
PROPERTIES TO ALTERNATIVE USES
MAY REQUIRE SIGNIFICANT
EXPENSES WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES               Some of the mortgaged properties may not be readily convertible to alternative uses if those properties were to become unprofitable for any reason. This is because:

                                            o    converting commercial properties to alternate uses or converting single-tenant commercial properties to multi-tenant properties generally requires substantial capital expenditures; and

                                            o    zoning or other restrictions also may prevent alternative uses.

                                            The liquidation value of a mortgaged property not readily convertible to an alternative use may be substantially less than would be the case if the mortgaged property were readily adaptable to other uses. If this type of mortgaged property were liquidated and a lower liquidation value were obtained, less funds would be available for distributions on your certificates.

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT  OPERATING
INCOME                                      Various factors may adversely affect the value of the mortgaged properties without affecting the properties' current net operating income. These factors include, among others:

                                            o    changes in governmental regulations, fiscal policy, zoning or tax laws;

                                            o    potential environmental legislation or liabilities or other legal liabilities;

                                            o    proximity and attractiveness of competing properties; o new construction of competing properties in the same market; o convertibility of a property to an alternative use;

                                            o    the availability of refinancing; and o changes in interest rate levels.

TENANT CONCENTRATION INCREASES
THE RISK THAT CASH FLOW WILL BE
INTERRUPTED WHICH COULD
REDUCE PAYMENTS ON
YOUR CERTIFICATES                           A deterioration in the financial condition of a tenant can be particularly significant if a mortgaged property is leased to a single or large tenant or a small number of tenants, because rent interruptions by a tenant may cause the borrower to default on its obligations to the lender. Forty (40) of the mortgaged properties, securing mortgage loans representing 15.1% of the initial outstanding pool balance, are 100% leased to single tenants, and in some cases the tenant is related to the borrower. Mortgaged properties leased to a single tenant or a small number of tenants also are more susceptible to interruptions of cash flow if a tenant fails to renew its lease or defaults under its lease.
                                            This is so because:

                                            o    the financial effect of the absence of rental income may be severe;

                                      S-34

                                            o    more time may be required to re-lease the space; and

                                            o    substantial capital costs may be incurred to make the space appropriate for replacement tenants.

                                            Another factor that you should consider is that retail, industrial and office properties also may be adversely affected if there is a concentration of tenants or of tenants in the same or similar business or industry.

                                            For further information with respect to tenant concentrations, see Appendix II.

LEASING MORTGAGED PROPERTIES
TO MULTIPLE TENANTS MAY RESULT
IN HIGHER RE-LEASING COSTS
WHICH COULD REDUCE PAYMENTS
ON YOUR CERTIFICATES                        If a mortgaged property has multiple tenants, re-leasing costs and costs of enforcing remedies against defaulting tenants may be more frequent than in the case of mortgaged properties with fewer tenants, thereby reducing the cash flow available for debt service payments. These costs may cause a borrower to default in its obligations to a lender which could reduce cash flow available for debt service payments. Multi-tenanted mortgaged properties also may experience higher continuing vacancy rates and greater volatility in rental income and expenses.

RE-LEASING RISKS                            Repayment of mortgage loans secured by retail, office and industrial properties will be affected by the expiration of leases and the ability of the related borrowers and property managers to renew the leases or to relet the space on comparable terms. Certain mortgaged properties may be leased in whole or in part to government sponsored tenants who have the right to cancel their leases at any time because of lack of appropriations.

                                            Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the related mortgaged properties.
                                            Fifty-three (53) of the mortgaged properties, securing mortgage loans representing approximately 42.2% of the initial outstanding pool balance
                                            (excluding multifamily, manufactured housing community, self storage properties, hospitality and certain other property types), as of the cut-off date, have reserves for tenant improvements and leasing commissions which may serve to defray such costs. There can be no assurances, however, that the funds (if any)
                                            held in such reserves for tenant improvements and leasing commissions will be sufficient to cover any of the costs and expenses associated with tenant improvements or leasing commission obligations. In addition, if a tenant defaults in its obligations to a borrower, the borrower may incur substantial costs and experience significant delays associated with enforcing rights and protecting its investment, including costs incurred in renovating or reletting the property.


                                      S-35


THE CONCENTRATION OF LOANS
WITH THE SAME OR RELATED
BORROWERS INCREASES THE
POSSIBILITY OF LOSS ON THE LOANS
WHICH COULD REDUCE PAYMENTS
ON YOUR CERTIFICATES                        The effect of mortgage pool loan losses will be more severe:

                                            o    if the pool is comprised of a small number of loans, each with a relatively large principal amount; or

                                            o    if the losses relate to loans that account for a disproportionately large percentage of the pool's aggregate principal balance of all mortgage loans.

                                            Mortgage loans with the same borrower or related borrowers pose additional risks. Among other things, financial difficulty at one mortgaged real property could cause the owner to defer maintenance at another mortgaged real property in order to satisfy current expenses with respect to the troubled mortgaged real property; and the owner could attempt to avert foreclosure on one mortgaged real property by filing a bankruptcy petition that might have the effect of interrupting monthly payments for an indefinite period on all of the related mortgage loans.

                                            Twenty (20) groups of mortgage loans are made to the same borrower or borrowers related through common ownership and where, in general, the related mortgaged properties are commonly managed. The related borrower concentrations of the three (3) largest groups represent 9.7%, 3.7% and 3.1% respectively of the initial outstanding pool balance.

                                            The largest mortgage loan represents 7.4% of the initial outstanding pool balance. The ten largest mortgage loans in the aggregate represent 37.2% of the initial outstanding pool balance. Each of the other mortgage loans represents no greater than 1.6% of the initial outstanding pool balance.

                                            In some cases, the sole or a significant tenant is related to the subject borrower. In the case of Mortgage Loan Nos. 24, 46, 82, 105, 117, 124, 143, 146
                                            and 153, the tenant at all of those mortgaged properties is the parent of the related borrower. For further information with respect to tenant concentrations, see Appendix II.

A CONCENTRATION OF LOANS WITH
THE SAME PROPERTY TYPES
INCREASES THE POSSIBILITY OF LOSS
ON THE LOANS WHICH COULD
REDUCE PAYMENTS ON YOUR
CERTIFICATES                                A concentration of mortgaged property types also can pose increased risks. A concentration of mortgage loans secured by the same property type can increase the risk that a decline in a particular industry will have a disproportionately large impact on the pool of mortgage loans. The following property types represent the indicated percentage of the initial outstanding pool balance:

                                            o    retail properties represent 46.4%;

                                            o    office properties represent 32.0%;

                                            o    multifamily properties represent 9.0%;

                                      S-36

                                            o    industrial properties represent 8.1%;

                                            o    self storage properties represent 1.8%; o mixed use properties represent
                                                 1.2%;

                                            o    hospitality properties represent 0.8%;

                                            o    manufactured housing community properties represent 0.6%; and

                                            o    other property types represent 0.2%.

A CONCENTRATION OF MORTGAGED
PROPERTIES IN A LIMITED NUMBER
OF LOCATIONS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Concentrations of mortgaged properties in geographic areas may increase the risk that adverse economic or other developments or a natural disaster or act of terrorism affecting a particular region of the country could increase the frequency and severity of losses on mortgage loans secured by the properties. In the past, several regions of the United States have experienced significant real estate downturns at times when other regions have not. Regional economic declines or adverse conditions in regional real estate markets could adversely affect the income from, and market value of, the mortgaged properties located in the region. Other regional factors--e.g., earthquakes, floods or hurricanes or changes in governmental rules or fiscal policies--also may adversely affect those mortgaged properties.

                                            The mortgaged properties are located in 32 different states and the District of
                                            Columbia. In particular, investors should note that approximately 27.8% of the mortgaged properties, based on the initial outstanding pool balance, are located in California. Mortgaged properties located in California may be more susceptible to some types of special hazards that may not be covered by insurance (such as earthquakes) than properties located in other parts of the country. The mortgage loans generally do not require any borrowers to maintain earthquake insurance.

                                            In addition, 7.4%, 7.4%, 6.7%, 6.1%, 5.9% and 5.5% of the mortgaged properties, based on the initial outstanding pool balance, are located in New York, Texas,
                                            Florida, Illinois, Arizona and New Jersey respectively, and concentrations of mortgaged properties, in each case, representing less than 5.0% of the initial outstanding pool balance, also exist in several other states.

A LARGE CONCENTRATION OF RETAIL
PROPERTIES IN THE MORTGAGE POOL
WILL SUBJECT YOUR INVESTMENT TO
THE SPECIAL RISKS OF RETAIL
PROPERTIES                                  Eighty-three (83) of the mortgaged properties, securing mortgage loans representing 46.4% of the initial outstanding pool balance, are retail properties. The quality and success of a retail property's tenants significantly affect the property's value. The success of retail properties can be adversely affected by local competitive conditions and changes in consumer spending patterns. A borrower's ability to make debt service payments can be adversely affected if rents are based on a percentage of the tenant's sales and sales decline.

                                      S-37

                                            An "anchor tenant" is proportionately larger in size and is vital in attracting customers to a retail property, whether or not it is part of the mortgaged property. Sixty-eight (68) of the mortgaged properties, securing 42.6% of the initial outstanding pool balance, are properties considered by the applicable mortgage loan seller to be leased to or are adjacent to or are occupied by anchor tenants.

                                            The presence or absence of an anchor store in a shopping center also can be important because anchor stores play a key role in generating customer traffic and making a center desirable for other tenants. Consequently, the economic performance of an anchored retail property will be adversely affected by:

                                            o    an anchor store's failure to renew its lease;

                                            o    termination of an anchor store's lease;

                                            o    the bankruptcy or economic decline of an anchor store or self-owned anchor or its parent company; or

                                            o    the cessation of the business of an anchor store at the shopping center, even if, as a tenant, it continues to pay rent.

                                            There may be retail properties with anchor stores that are permitted to cease operating at any time if certain other stores are not operated at those locations. Furthermore, there may be non-anchor tenants that are permitted to offset all or a portion of their rent, pay rent based solely on a percentage of their sales or to terminate their leases if certain anchor stores and/or major tenants are either not operated or fail to meet certain business objectives.

                                            Retail properties also face competition from sources outside a given real estate market. For example, all of the following compete with more traditional retail properties for consumer dollars: factory outlet centers, discount shopping centers and clubs, catalogue retailers, home shopping networks, internet web sites and telemarketing. Continued growth of these alternative retail outlets, which often have lower operating costs, could adversely affect the rents collectible at the retail properties included in the mortgage pool, as well as the income from, and market value of, the mortgaged properties. Moreover, additional competing retail properties may be built in the areas where the retail properties are located, which could adversely affect the rents collectible at the retail properties included in the mortgage pool, as well as the income from, and market value of, the mortgaged properties.

A LARGE CONCENTRATION OF OFFICE
PROPERTIES IN THE MORTGAGE POOL
WILL SUBJECT YOUR INVESTMENT TO
THE SPECIAL RISKS OF OFFICE
PROPERTIES                                  Thirty-eight (38) of the mortgaged properties, securing mortgage loans representing 32.0% of the initial outstanding pool balance, are office properties.

                                            A large number of factors affect the value of these office properties, including:

                                            o    the quality of an office building's tenants;

                                      S-38

                                            o    the diversity of an office building's tenants (or reliance on a single or dominant tenant);

                                            o    the physical attributes of the building in relation to competing buildings,
                                                 e.g., age, condition, design, location, access to transportation and ability to offer certain amenities, such as sophisticated building systems;

                                            o    the desirability of the area as a business location;

                                            o    the strength and nature of the local economy (including labor costs and quality, tax environment and quality of life for employees); and

                                            o    the concentration of tenants in a particular business or industry. For instance, certain office properties may have tenants that are technology and internet start-up companies. Technology and internet start-up companies have experienced a variety of circumstances that tend to make their businesses relatively volatile. Many of those companies have little or no operating history, their owners and management are often inexperienced and such companies may be heavily dependent on obtaining venture capital financing. In addition, technology and internet start-up companies often require significant build-out related to special technology which may adversely affect the ability of the landlord to relet the properties. The relative instability of these tenants may have an adverse impact on certain of the properties. Certain office properties may have tenants with a concentration of medical offices. The performance of a medical office property may depend on the proximity of such property to a hospital or other health care establishment and on reimbursements for patient fees from private or government-sponsored insurance companies. The sudden closure of a nearby hospital may adversely affect the value of a medical office property. In addition, the performance of a medical office property may depend on reimbursements for patient fees from private or
                                                 government-sponsored insurers and issues related to reimbursement (ranging from non-payment to delays in payment) from such insurers could adversely impact cash flow at such mortgaged properties. Moreover, medical office properties appeal to a narrow market of tenants and the value of a medical office property may be adversely affected by the availability of competing medical office properties.

                                            Moreover, the cost of refitting office space for a new tenant is often higher than the cost of refitting other types of property.

A LARGE CONCENTRATION OF
MULTIFAMILY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF MULTIFAMILY PROPERTIES             Twenty-seven (27) of the mortgaged properties, securing mortgage loans representing 9.0% of the initial outstanding pool balance, are multifamily properties.

                                            A large number of factors may affect the value and successful operation of these multifamily properties, including:

                                            o    the physical attributes of the apartment building, such as its age, appearance and construction quality;

                                      S-39

                                            o    the location of the property;

                                            o    the ability of management to provide adequate maintenance and insurance;

                                            o    the types of services and amenities provided at the property;

                                            o    the property's reputation;

                                            o    the level of mortgage interest rates and favorable income and economic conditions (which may encourage tenants to purchase rather than rent housing);

                                            o    the presence of competing properties;

                                            o    adverse local or national economic conditions which may limit the rent that may be charged and which may result in increased vacancies;

                                            o    the tenant mix (such as tenants being predominantly students or military personnel or employees of a particular business or industry);

                                            o    state and local regulations (which may limit the ability to increase rents); and o government assistance/rent subsidy programs (which may influence tenant mobility).

A LARGE CONCENTRATION OF
INDUSTRIAL PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF INDUSTRIAL PROPERTIES              Twenty-nine (29) of the mortgaged properties, securing mortgage loans representing 8.1% of the initial outstanding pool balance, are industrial properties. Various factors may adversely affect the economic performance of these industrial properties, which could adversely affect payments on your certificates, including:

                                            o    reduced demand for industrial space because of a decline in a particular industry segment;

                                            o    increased supply of competing industrial space because of relative ease in constructing buildings of this type;

                                            o    a property becoming functionally obsolete;

                                            o    insufficient supply of labor to meet demand;

                                            o    changes in access to the property, energy prices, strikes, relocation of highways or the construction of additional highways;

                                            o    location of the property in relation to access to transportation;

                                            o    suitability for a particular tenant;

                                            o    building design and adaptability;

                                            o    a change in the proximity of supply sources; and

                                            o    environmental hazards.

                                      S-40


A LARGE CONCENTRATION OF
HOSPITALITY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF HOSPITALITY PROPERTIES             Hospitality properties secure two (2) mortgage loans, representing 0.8% of the initial outstanding pool balance. Various factors may adversely affect the economic performance of a hospitality property, including:

                                            o    adverse economic and social conditions, either local, regional, national or international which may limit the amount that can be charged for a room and reduce occupancy levels;

                                            o    the construction of competing hotels or resorts;

                                            o    continuing expenditures for modernizing, refurbishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives;

                                            o    a deterioration in the financial strength or managerial capabilities of the owner and/or operator of a hotel; and

                                            o    changes in travel patterns, increases in energy prices, strikes, relocation of highways or the construction of additional highways.

                                            Because hotel rooms generally are rented for short periods of time, the financial performance of hotels tends to be affected by adverse economic conditions and competition more quickly than other types of commercial properties.

                                            Moreover, the hotel and lodging industry is generally seasonal in nature. This seasonality can be expected to cause periodic fluctuations in a hotel property's revenues, occupancy levels, room rates and operating expenses.

                                            The laws and regulations relating to liquor licenses generally prohibit the transfer of such license to any other person. In the event of a foreclosure of a hotel property with a liquor license, the trustee or a purchaser in a foreclosure sale would likely have to apply for a new license. There can be no assurance that a new liquor license could be obtained promptly or at all. The lack of a liquor license in a full service hotel could have an adverse impact on the revenue generated by the hotel.

                                            Certain of the mortgage loans secured by hotel properties may be affiliated with a franchise company through a franchise agreement or a hotel management company through a management agreement. The performance of a hotel property affiliated with a franchise or hotel management company depends in part on the continued
                                            existence and financial strength of the franchisor or hotel management company and, with respect to a franchise company only,

                                            o    the public perception of the franchise or hotel chain service mark; and

                                            o    the duration of the franchise licensing agreement.

                                            Any provision in a franchise agreement providing for termination because of the bankruptcy of a franchisor generally will not be enforceable. Replacement franchises may require significantly higher fees. The transferability of franchise license agreements is restricted.




                                      S-41

                                            In the event of a foreclosure, the lender or its agent would not have the right to use the franchise license without the franchisor's consent.

A TENANT BANKRUPTCY MAY
ADVERSELY AFFECT THE INCOME
PRODUCED BY THE PROPERTY AND
MAY ADVERSELY AFFECT THE
PAYMENTS ON YOUR CERTIFICATES               Certain of the tenants at some of the mortgaged properties may have been, may currently be, or may in the future become a party in a bankruptcy proceeding.
                                            The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, in retail, industrial and office properties may adversely affect the income produced by the property. Under the federal bankruptcy code, a tenant/debtor has the option of affirming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant, absent collateral securing the claim. The claim would be limited to the unpaid rent under the lease for the periods prior to the bankruptcy petition, or earlier surrender of the leased premises, plus the rent under the lease for the greater of one year, or 15%, not to exceed three years, of the remaining term of such lease and the actual amount of the recovery could be less than the amount of the claim.

ENVIRONMENTAL LAWS
ENTAIL RISKS THAT MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to such property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, certain laws impose liability for release of asbestos-containing materials into the air or require the removal or containment of asbestos-containing materials. In some states, contamination of a property may give rise to a lien on the property to assure payment of the costs of cleanup. In some states, this lien has priority over the lien of a pre-existing mortgage. Additionally, third parties may seek recovery from owners or operators of real properties for cleanup costs, property damage or personal injury associated with releases of, or other exposure to hazardous substances related to the properties.

                                            The owner's liability for any required remediation generally is not limited by law and could, accordingly, exceed the value of the property and/or the aggregate assets of the owner. The presence of hazardous or toxic substances also may adversely affect the owner's ability to refinance the property or to sell the property to a third party. The presence of, or strong potential for contamination by, hazardous substances consequently can have a materially adverse effect on the value of the property and a borrower's ability to repay its mortgage loan.

                                            In addition, under certain circumstances, a lender (such as the trust) could be liable for the costs of responding to an environmental hazard.

                                      S-42


ENVIRONMENTAL RISKS RELATING TO
SPECIFIC MORTGAGED PROPERTIES
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        Except for mortgaged properties securing mortgage loans that are the subject of a secured creditor impaired property policy, all of the mortgaged properties securing the mortgage loans have been subject to environmental site assessments, or in some cases an update of a previous assessment, in connection with the origination or securitization of the loans. In all cases, the environmental site assessment was a Phase I environmental assessment, although in some cases a
                                            Phase II site assessment was also performed. The applicable mortgage loan seller has either (a) represented that with respect to the mortgaged properties securing the mortgage loans that were not the subject of an environmental site assessment within eighteen months prior to the cut-off date (i) no hazardous material is present on the mortgaged property and (ii) the mortgaged property is in material compliance with all applicable federal, state and local laws pertaining to hazardous materials or environmental hazards, in each case subject to limitations of materiality and the other qualifications set forth in the representation, or (b) provided secured creditor impaired property policies providing coverage for certain losses that may arise from adverse environmental conditions that may exist at the related mortgaged property. These reports generally did not disclose the presence or risk of environmental contamination that is considered material and adverse to the interests of the holders of the certificates; however, in certain cases, these assessments did reveal conditions that resulted in requirements that the related borrowers establish operations and maintenance plans, monitor the mortgaged property or nearby properties, abate or remediate the condition, and/or provide additional security such as letters of credit, reserves or stand-alone secured creditor impaired property policies.

                                            Forty-six (46) mortgaged properties, securing mortgage loans representing approximately 6.9% of the initial outstanding pool balance, are the subject of a group secured creditor impaired property policy providing coverage for certain losses that may arise from adverse environmental conditions that may exist at the related mortgaged properties. Six (6) mortgaged properties, securing mortgage loans representing 3.7% of the initial outstanding pool balance, have the benefit of stand-alone secured creditor impaired property policies that provide coverage for selected environmental matters with respect to the related property. We describe these policies under "Description of the Mortgage
                                            Pool--Environmental Insurance" in this prospectus supplement. Generally, environmental site assessments were not performed with respect to those mortgaged properties covered by the group secured creditor impaired property policy.

                                            We cannot assure you, however, that the environmental assessments revealed all existing or potential environmental risks or that all adverse environmental conditions have been completely abated or remediated or that any reserves, insurance or operations and maintenance plans will be sufficient to remediate the environmental conditions. Moreover, we cannot assure you that:

                                            o    future laws, ordinances or regulations will not impose any material environmental liability; or

                                      S-43

                                            o    the current environmental condition of the mortgaged properties will not be adversely affected by tenants or by the condition of land or operations in the vicinity of the mortgaged properties (such as underground storage tanks).

                                            Portions of some of the mortgaged properties securing the mortgage loans may include tenants which operate as on-site dry-cleaners and gasoline stations.
                                            Both types of operations involve the use and storage of hazardous substances, leading to an increased risk of liability to the tenant, the landowner and, under certain circumstances, a lender (such as the trust) under environmental laws. Dry-cleaners and gasoline station operators may be required to obtain various environmental permits and licenses in connection with their operations and activities and comply with various environmental laws, including those governing the use and storage of hazardous substances. These operations incur ongoing costs to comply with environmental laws governing, among other things, containment systems and underground storage tank systems. In addition, any liability to borrowers under environmental laws, including in connection with releases into the environment of gasoline, dry-cleaning solvents or other hazardous substances from underground storage tank systems or otherwise, could adversely impact the related borrower's ability to repay the related mortgage loan.

                                            In addition, problems associated with mold may pose risks to real property and may also be the basis for personal injury claims against a borrower. Although the mortgaged properties are required to be inspected periodically, there are no generally accepted standards for the assessment of any existing mold. If left unchecked, problems associated with mold could result in the interruption of cash flow, remediation expenses and litigation which could adversely impact collections from a mortgaged property. In addition, many of the insurance policies presently covering the mortgaged properties may specifically exclude losses due to mold.

                                            Before the special servicer acquires title to a mortgaged property on behalf of the trust or assumes operation of the property, it must obtain an environmental assessment of the property, or rely on a recent environmental assessment. This requirement will decrease the likelihood that the trust will become liable under any environmental law. However, this requirement may effectively preclude foreclosure until a satisfactory environmental assessment is obtained, or until any required remedial action is thereafter taken. There is accordingly some risk that the mortgaged property will decline in value while this assessment is being obtained. Moreover, we cannot assure you that this requirement will effectively insulate the trust from potential liability under environmental laws. Any such potential liability could reduce or delay payments to certificateholders.

IF A BORROWER IS UNABLE TO REPAY
ITS LOAN ON ITS MATURITY DATE,
YOU MAY EXPERIENCE A LOSS                   One hundred forty-nine (149) mortgage loans, representing 90.1% of the initial outstanding pool balance, are balloon loans. Two (2) of these mortgage loans, representing 3.8% of the initial outstanding pool balance, are ARD Loans. For purposes of this prospectus supplement, we consider a mortgage loan to be a
                                            "balloon loan" if its principal



                                      S-44

                                            balance is not scheduled to be fully or substantially amortized by the loan's respective anticipated repayment date (in the case of a hyperamortizing loan) or maturity date. We cannot assure you that each borrower will have the ability to repay the principal balance outstanding on the pertinent date. Balloon loans involve greater risk than fully amortizing loans because a borrower's ability to repay the loan on its Anticipated Repayment Date or stated maturity date typically will depend upon its ability either to refinance the loan or to sell the mortgaged property at a price sufficient to permit repayment. A borrower's ability to achieve either of these goals will be affected by a number of factors, including:

                                            o    the availability of, and competition for, credit for commercial real estate projects;

                                            o    prevailing interest rates;

                                            o    the fair market value of the related mortgaged property;

                                            o    the borrower's equity in the related mortgaged property;

                                            o    the borrower's financial condition;

                                            o    the operating history and occupancy level of the mortgaged property;

                                            o    tax laws; and

                                            o    prevailing general and regional economic conditions.

                                            The availability of funds in the credit markets fluctuates over time.

                                            No mortgage loan seller or any of its respective affiliates is under any obligation to refinance any mortgage loan.

A BORROWER'S OTHER LOANS MAY
REDUCE THE CASH FLOW AVAILABLE
TO THE MORTGAGED PROPERTY
WHICH MAY ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES                Three (3) of the mortgage loans, representing 17.7% of the initial outstanding pool balance, currently have additional financing in place which is secured by the mortgaged property or properties related to such mortgage loan. Mortgage
                                            Loan Nos. 1-12 (the "GIC Office Portfolio Pari Passu Loan") is secured by the related mortgaged properties on a pari passu basis with other notes that had an aggregate original principal balance of $610,000,000. In addition, there is another note that had an aggregate original principal balance of $125,000,000 which is subordinate in right of payment to the GIC Office Portfolio Pari Passu
                                            Loan and the related GIC Office Portfolio Companion Loans. See "Description of
                                            the Mortgage Pool--The GIC Office Portfolio Pari Passu Loan." Mortgage Loan No.
                                            13 (the "U.S. Bank Tower Pari Passu Loan") is secured by the related mortgaged property on a pari passu basis with other notes that had an original principal balance of $195,000,000. See "Description of the Mortgage Pool--The U.S. Bank
                                            Tower Pari Passu Loan." Mortgage Loan No. 15 (the "Trinity Centre Pari Passu
                                            Loan") is secured by the related mortgaged property on a pari passu basis with another note that had an original principal balance of $39,400,000. See
                                            "Description of the Mortgage Pool--The Trinity Centre Pari Passu Loan."

                                      S-45

                                            Two (2) of the mortgage loans, representing 12.3% of the initial outstanding pool balance, are secured by mortgaged properties that currently have additional financing in place that is not secured by that mortgaged property. With respect to the GIC Office Portfolio Pari Passu Loan, there is a related mezzanine financing in the amount of $75,000,000. With respect to the Trinity Centre Pari
                                            Passu Loan, there is a related mezzanine financing in the amount of $37,705,270.
                                            In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may have also incurred additional financing that is not secured by the mortgaged property.

                                            Four (4) of the mortgage loans, representing 1.4% of the initial outstanding pool balance, permit the borrower to enter into additional subordinate financing that is secured by the mortgaged property, provided that certain debt service coverage ratio and loan-to-value tests are satisfied, as further discussed in this Prospectus Supplement under "Description of the Mortgage Pool--Material
                                            Terms and Characteristics of the Mortgage Loans--Subordinate and Other
                                            Financing."

                                            Four (4) of the mortgage loans, representing 2.0% of the initial outstanding pool balance, permit the borrower to enter into additional financing that is not secured by the mortgaged property (or to retain unsecured debt existing at the time of the origination of such loan) and/or permit the owners of the borrower to enter into financing that is secured by a pledge of equity interests in the borrower. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may also be permitted to incur additional financing that is not secured by the mortgaged property.

                                            We make no representation as to whether any other secured subordinate financing currently encumbers any mortgaged property or whether a third-party holds debt secured by a pledge of equity ownership interests in a related borrower. Debt that is incurred by the owner of equity in one or more borrowers and is secured by a guaranty of the borrower or by a pledge of the equity ownership interests in such borrowers effectively reduces the equity owners' economic stake in the related mortgaged property. The existence of such debt may reduce cash flow on the related borrower's mortgaged property after the payment of debt service and may increase the likelihood that the owner of a borrower will permit the value or income producing potential of a mortgaged property to suffer by not making capital infusions to support the mortgaged property.

                                            Generally all of the mortgage loans also permit the related borrower to incur other unsecured indebtedness, including but not limited to trade payables, in the ordinary course of business and to incur indebtedness secured by equipment or other personal property located at the mortgaged property.

                                            When a mortgage loan borrower, or its constituent members, also has one or more other outstanding loans, even if the loans are subordinated


                                      S-46

                                            or are mezzanine loans not directly secured by the mortgaged property, the trust is subjected to the following additional risks. For example, the borrower may have difficulty servicing and repaying multiple loans. Also, the existence of another loan generally will make it more difficult for the borrower to obtain refinancing of the mortgage loan and may thus jeopardize the borrower's ability to repay any balloon payment due under the mortgage loan at maturity. Moreover, the need to service additional debt may reduce the cash flow available to the borrower to operate and maintain the mortgaged property.

                                            Additionally, if the borrower, or its constituent members, are obligated to another lender, actions taken by other lenders could impair the security available to the trust. If a junior lender files an involuntary bankruptcy petition against the borrower, or the borrower files a voluntary bankruptcy petition to stay enforcement by a junior lender, the trust's ability to foreclose on the property will be automatically stayed, and principal and interest payments might not be made during the course of the bankruptcy case.
                                            The bankruptcy of a junior lender also may operate to stay foreclosure by the trust.

                                            Further, if another loan secured by the mortgaged property is in default, the other lender may foreclose on the mortgaged property, absent an agreement to the contrary, thereby causing a delay in payments and/or an involuntary repayment of the mortgage loan prior to maturity. The trust may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related litigation.

                                            For further information with respect to subordinate and other financing, see
                                            Appendix II.

BANKRUPTCY PROCEEDINGS RELATING
TO A BORROWER CAN RESULT IN
DISSOLUTION OF THE BORROWER
AND THE ACCELERATION OF THE
RELATED MORTGAGE LOAN AND CAN
OTHERWISE ADVERSELY IMPACT
REPAYMENT OF THE
RELATED MORTGAGE LOAN                       Under the federal bankruptcy code, the filing of a bankruptcy petition by or against a borrower will stay the commencement or continuation of a foreclosure action. In addition, if a court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then current value of the mortgaged property. Such an action would make the lender a general unsecured creditor for the difference between the then current value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may:

                                            o    grant a debtor a reasonable time to cure a payment default on a mortgage loan;

                                            o    reduce monthly payments due under a mortgage loan;

                                            o    change the rate of interest due on a mortgage loan; or

                                            o    otherwise alter the mortgage loan's repayment schedule.

                                            Additionally, the trustee of the borrower's bankruptcy or the borrower, as debtor-in-possession, has special powers to avoid, subordinate or



                                      S-47
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                                            disallow debts. In some circumstances, the claims of the mortgage lender may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

                                            The filing of a bankruptcy petition will also stay the lender from enforcing a borrower's assignment of rents and leases. The federal bankruptcy code also may interfere with the trustee's ability to enforce any lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and costly and may significantly delay or reduce the lender's receipt of rents. A bankruptcy court may also permit rents otherwise subject to an assignment and/or lock-box arrangement to be used by the borrower to maintain the mortgaged property or for other court authorized expenses.

                                            As a result of the foregoing, the recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

                                            A number of the borrowers under the mortgage loans are limited or general partnerships. Under some circumstances, the bankruptcy of a general partner of the partnership may result in the dissolution of that partnership. The dissolution of a borrower partnership, the winding up of its affairs and the distribution of its assets could result in an early repayment of the related mortgage loan.

BORROWERS THAT ARE NOT
SPECIAL PURPOSE ENTITIES
MAY BE MORE LIKELY TO FILE
BANKRUPTCY PETITIONS AND THIS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        While many of the borrowers have agreed to certain special purpose covenants to limit the bankruptcy risk arising from activities unrelated to the operation of the property, some borrowers are not special purpose entities, and these borrowers and their owners generally do not have an independent director whose consent would be required to file a bankruptcy petition on behalf of such borrower. One of the purposes of an independent director is to avoid a bankruptcy petition filing that is intended solely to benefit a borrower's affiliate and is not justified by the borrower's own economic circumstances.
                                            Borrowers that are not special purpose entities may be more likely to file or be subject to voluntary or involuntary bankruptcy petitions with the effects set forth above.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT                       The successful operation of a real estate project depends upon the property manager's performance and viability. The property manager is generally responsible for:

                                            o    responding to changes in the local market;

                                            o    planning and implementing the rental structure;

                                            o    operating the property and providing building services;

                                            o    managing operating expenses; and



                                      S-48

                                            o    assuring that maintenance and capital improvements are carried out in a timely fashion.

                                            Properties deriving revenues primarily from short-term sources are generally more management-intensive than properties leased to creditworthy tenants under long-term leases.

                                            A property manager, by controlling costs, providing appropriate service to tenants and seeing to property maintenance and general upkeep, can improve cash flow, reduce vacancy, leasing and repair costs and preserve building value. On the other hand, management errors can, in some cases, impair short-term cash flow and the long-term viability of an income producing property.

                                            We make no representation or warranty as to the skills of any present or future managers of the mortgaged properties. Additionally, we cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.

PROVISIONS REQUIRING YIELD
MAINTENANCE CHARGES OR
DEFEASANCE PROVISIONS MAY NOT
BE ENFORCEABLE                              Provisions requiring yield maintenance charges or lockout periods may not be enforceable in some states and under federal bankruptcy law. Provisions requiring yield maintenance charges also may be interpreted as constituting the collection of interest for usury purposes. Accordingly, we cannot assure you that the obligation to pay any yield maintenance charge will be enforceable.
                                            Also, we cannot assure you that foreclosure proceeds will be sufficient to pay an enforceable yield maintenance charge.

                                            Additionally, although the collateral substitution provisions related to defeasance do not have the same effect on the certificateholders as prepayment, we cannot assure you that a court would not interpret those provisions as requiring a yield maintenance charge. In certain jurisdictions, those collateral substitution provisions might be deemed unenforceable under applicable law or public policy, or usurious.

THE ABSENCE OF LOCKBOXES
ENTAILS RISKS THAT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Most of the mortgage loans in the trust do not require the related borrower to cause rent and other payments to be made into a lockbox account maintained on behalf of the mortgagee. If rental payments are not required to be made directly into a lockbox account, there is a risk that the borrower will divert such funds for other purposes.


                                      S-49


ENFORCEABILITY OF CROSS-
COLLATERALIZATION PROVISIONS MAY
BE CHALLENGED AND THE BENEFITS
OF THESE PROVISIONS MAY
OTHERWISE BE LIMITED AND MAY
ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        Eight (8) groups of either cross-collateralized or multi-property mortgage loans, representing 14.5% of the initial outstanding pool balance, are secured by multiple real properties, through cross-collateralization with other mortgage loans or otherwise. These arrangements attempt to reduce the risk that one mortgaged real property may not generate enough net operating income to pay debt service. However, arrangements of this type involving more than one borrower
                                            (i.e., in the case of cross-collateralized mortgage loans) could be challenged as a fraudulent conveyance if:

                                            o    one of the borrowers were to become a debtor in a bankruptcy case, or were to become subject to an action brought by one or more of its creditors outside a bankruptcy case;

                                            o    the related borrower did not receive fair consideration or reasonably equivalent value in exchange for allowing its mortgaged real property to be encumbered; and

                                            o    at the time the lien was granted, the borrower was (i) insolvent, (ii)
                                                 inadequately capitalized or (iii) unable to pay its debts.

                                            Furthermore, when multiple real properties secure a mortgage loan or group of cross-collateralized mortgage loans, the amount of the mortgage encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, generally, to minimize recording tax. This mortgage amount may equal the appraised value or allocated loan amount for the mortgaged real property and will limit the extent to which proceeds from the property will be available to offset declines in value of the other properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

                                            Moreover, five (5) groups of either cross-collateralized or multi-property mortgage loans, representing 12.8% of the initial outstanding pool balance, are secured by mortgaged properties located in various states. Foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state. Upon a default under any of these mortgage loans, it may not be possible to foreclose on the related mortgaged real properties simultaneously.

RESERVES TO FUND CAPITAL
EXPENDITURES MAY BE
INSUFFICIENT AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Although many of the mortgage loans require that funds be put aside for specific reserves, certain mortgage loans do not require any reserves. Furthermore, we cannot assure you that any reserve amounts will be sufficient to cover the actual costs of the items for which the reserves were established. We also cannot assure you that cash flow

                                      S-50

                                            from the properties will be sufficient to fully fund the ongoing monthly reserve requirements.

INADEQUACY OF TITLE INSURERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        Title insurance for a mortgaged property generally insures a lender against risks relating to a lender not having a first lien with respect to a mortgaged property, and in some cases can insure a lender against specific other risks.
                                            The protection afforded by title insurance depends on the ability of the title insurer to pay claims made upon it. We cannot assure you that:

                                            o    a title insurer will have the ability to pay title insurance claims made upon it;

                                            o    the title insurer will maintain its present financial strength; or

                                            o    a title insurer will not contest claims made upon it.

MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS THAT ARE
NOT IN COMPLIANCE WITH
ZONING AND BUILDING CODE
REQUIREMENTS AND USE
RESTRICTIONS COULD ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                                Noncompliance with zoning and building codes may cause the borrower to experience cash flow delays and shortfalls that would reduce or delay the amount of proceeds available for distributions on your certificates. The mortgage loan sellers have taken steps to establish that the use and operation of the mortgaged properties securing the mortgage loans are in compliance in all material respects with all applicable zoning, land-use and building ordinances, rules, regulations, and orders. Evidence of this compliance may be in the form of legal opinions, confirmations from government officials, title policy endorsements and/or representations by the related borrower in the related mortgage loan documents. These steps may not have revealed all possible violations.

                                            Some violations of zoning, land use and building regulations may be known to exist at any particular mortgaged property, but the mortgage loan sellers generally do not consider those defects known to them to be material. In some cases, the use, operation and/or structure of a mortgaged property constitutes a permitted nonconforming use and/or structure as a result of changes in zoning laws after such mortgaged properties were constructed and the structure may not be rebuilt to its current state or be used for its current purpose if a material casualty event were to occur. Insurance proceeds may not be sufficient to pay the mortgage loan in full if a material casualty event were to occur, or the mortgaged property, as rebuilt for a conforming use, may not generate sufficient income to service the mortgage loan and the value of the mortgaged property or its revenue producing potential may not be the same as it was before the casualty. If a mortgaged property could not be rebuilt to its current state or its current use were no longer permitted due to building violations or changes in zoning or other regulations, then the borrower might experience cash flow delays and shortfalls or be subject to penalties that would reduce or delay the amount of proceeds available for distributions on your certificates.

                                      S-51

                                            Certain mortgaged properties may be subject to use restrictions pursuant to reciprocal easement or operating agreements which could limit the borrower's right to operate certain types of facilities within a prescribed radius. These limitations could adversely affect the ability of the borrower to lease the mortgaged property on favorable terms.

CONDEMNATIONS WITH RESPECT TO
MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           From time to time, there may be condemnations pending or threatened against one or more of the mortgaged properties. There can be no assurance that the proceeds payable in connection with a total condemnation will be sufficient to restore the related mortgaged property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of the affected mortgaged property, or on an affected borrower's ability to meet its obligations under the related mortgage loan. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon the distributions on your certificates.

IMPACT OF RECENT TERRORIST
ATTACKS AND MILITARY OPERATIONS
ON THE FINANCIAL MARKETS AND
YOUR INVESTMENT                             On September 11, 2001, the United States was subjected to multiple terrorist attacks, resulting in the loss of many lives and massive property damage and destruction in New York City, the Washington, D.C. area and Pennsylvania. In its aftermath, there was considerable uncertainty in the world financial markets.
                                            The full impact of these events on financial markets is not yet known but could include, among other things, increased volatility in the price of securities, including the certificates. It is impossible to predict whether, or the extent to which, future terrorist activities may occur in the United States. According to publicly available reports, the financial markets have in the past responded to the uncertainty with regard to the scope, nature and timing of current and possible future military responses led by the United States, as well as to the disruptions in air travel, substantial losses reported by various companies including airlines, insurance providers and aircraft makers, the need for heightened security across the country and decreases in consumer confidence that can cause a general slowdown in economic growth.

                                            In addition, on March 19, 2003 the government of the United States implemented full scale military operations against Iraq. The military operations against
                                            Iraq and the continued presence of United States military personnel in Iraq may prompt further terrorist attacks against the United States.

                                            It is uncertain what effects the aftermath of the recent military operations of the United States in Iraq, any future terrorist activities in the United States or abroad and/or any consequent actions on the part of the United States
                                            Government and others, including military action, will have on: (a) United
                                            States and world financial markets, (b) local, regional and national economies,
                                            (c) real estate markets across the United States, (d) particular business segments, including those that are



                                      S-52

                                            important to the performance of the mortgaged properties that secure the mortgage loans and/or (e) insurance costs and the availability of insurance coverage for terrorist acts, particularly for large mortgaged properties, which could adversely affect the cash flow at such mortgaged properties. In particular, the decrease in air travel may have a negative effect on certain of the mortgaged properties, including hotel mortgaged properties and those mortgaged properties in tourist areas which could reduce the ability of such mortgaged properties to generate cash flow. As a result, the ability of the mortgaged properties to generate cash flow may be adversely affected. These disruptions and uncertainties could materially and adversely affect the value of, and your ability to resell, your certificates.

THE ABSENCE OF OR INADEQUACY
OF INSURANCE COVERAGE ON THE
PROPERTY MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES               The mortgaged properties may suffer casualty losses due to risks that are not covered by insurance (including acts of terrorism) or for which insurance coverage is not adequate or available at commercially reasonable rates. In addition, some of the mortgaged properties are located in California and in other coastal areas of certain states, which are areas that have historically been at greater risk of acts of nature, including earthquakes, fires, hurricanes and floods. The mortgage loans generally do not require borrowers to maintain earthquake, hurricane or flood insurance and we cannot assure you that borrowers will attempt or be able to obtain adequate insurance against such risks. If a borrower does not have insurance against such risks and a casualty occurs at a mortgaged property, the borrower may be unable to generate income from the mortgaged property in order to make payments on the related mortgage loan.

                                            Moreover, if reconstruction or major repairs are required following a casualty, changes in laws that have occurred since the time of original construction may materially impair the borrower's ability to effect such reconstruction or major repairs or may materially increase their cost.

                                            As a result of these factors, the amount available to make distributions on your certificates could be reduced.

                                            In light of the September 11, 2001 terrorist attacks in New York City, the
                                            Washington, D.C. area and Pennsylvania, the comprehensive general liability and business interruption or rent loss insurance policies required by typical mortgage loans, which are generally subject to periodic renewals during the term of the related mortgage loans, have been affected. To give time for private markets to develop a pricing mechanism and to build capacity to absorb future losses that may occur due to terrorism, on November 26, 2002 the Terrorism Risk
                                            Insurance Act of 2002 was enacted, which established the Terrorism Insurance
                                            Program. The Terrorism Insurance Program is administered by the Secretary of the
                                            Treasury and through December 31, 2004 (with a potential to extend to December
                                            31, 2005) will provide some financial assistance from the United States
                                            Government to insurers in the event of another terrorist attack that results in an insurance claim. The program applies to United States risks only and to acts that are committed by an individual or individuals acting on behalf of a foreign person or foreign interest as an effort to influence or coerce United States civilians or the United States Government.

                                      S-53

                                            The Treasury Department will establish procedures for the program under which the federal share of compensation will be equal to 90 percent of that portion of insured losses that exceeds an applicable insurer deductible required to be paid during each program year. The federal share in the aggregate in any program year may not exceed $100 billion (and the insurers will not be liable for any amount that exceeds this cap).

                                            Through December 2004, insurance carriers are required under the program to provide terrorism coverage in their basic "all-risk" policies. By September 1,
                                            2004, the Secretary of the Treasury will determine whether mandatory participation should be extended through December 2005. Any commercial property and casualty terrorism insurance exclusion that was in force on November 26,
                                            2002 is automatically voided to the extent that it excludes losses that would otherwise be insured losses. Any state approval of such types of exclusions in force on November 26, 2002 are also voided.

                                            The Terrorism Insurance Program required that each insurer for policies in place prior to November 26, 2002 provide its insureds with a statement of the proposed premiums for terrorism coverage, identifying the portion of the risk that the federal government will cover, within 90 days after November 26, 2002. Insureds then had 30 days to accept the continued coverage and pay the premium. If an insured did not pay the premium, insurance for acts of terrorism may have been excluded from the policy. All policies for insurance issued after November 26,
                                            2002 must make similar disclosure. The Terrorism Risk Insurance Act of 2002 does not require insureds to purchase the coverage and does not stipulate the pricing of the coverage.

                                            There can be no assurance that upon its expiration subsequent terrorism insurance legislation will be passed. Furthermore, because this program has only been recently passed into law, there can be no assurance that it or state legislation will substantially lower the cost of obtaining terrorism insurance.
                                            Because it is a temporary program, there is no assurance that it will create any long-term changes in the availability and cost of such insurance.

                                            To the extent that uninsured or underinsured casualty losses occur with respect to the related mortgaged properties, losses on commercial mortgage loans may result. In addition, the failure to maintain such insurance may constitute a default under a commercial mortgage loan, which could result in the acceleration and foreclosure of such commercial mortgage loan. Alternatively, the increased costs of maintaining such insurance could have an adverse effect on the financial condition of the mortgage loan borrowers.

                                            Certain of the mortgage loans are secured by mortgaged properties that are not insured for acts of terrorism. If such casualty losses are not covered by standard casualty insurance policies, then in the event of a casualty from an act of terrorism, the amount available to make distributions on your certificates could be reduced.


                                      S-54


CLAIMS UNDER BLANKET
INSURANCE POLICIES MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Some of the mortgaged properties are covered by blanket insurance policies which also cover other properties of the related borrower or its affiliates. In the event that such policies are drawn on to cover losses on such other properties, the amount of insurance coverage available under such policies may thereby be reduced and could be insufficient to cover each mortgaged property's insurable risks.

PROPERTY INSPECTIONS AND
ENGINEERING REPORTS MAY NOT
REFLECT ALL CONDITIONS THAT
REQUIRE REPAIR ON THE
PROPERTY                                    Licensed engineers or consultants generally inspected the mortgaged properties and prepared engineering reports in connection with the origination or securitization of the mortgage loans to assess items such as structure, exterior walls, roofing, interior construction, mechanical and electrical systems and general condition of the site, buildings and other improvements. However, we cannot assure you that all conditions requiring repair or replacement were identified. In those cases where a material condition was disclosed, such condition has been or is required to be remedied to the seller's satisfaction, or funds as deemed necessary by the seller, or the related engineer or consultant have been reserved to remedy the material condition. No additional property inspections were conducted by us in connection with the issuance of the certificates.

APPRAISALS MAY INACCURATELY
REFLECT THE VALUE OF THE
MORTGAGED PROPERTIES                        A FIRREA appraisal was conducted in respect of each mortgaged property in connection with the origination or securitization of the related mortgage loan.
                                            The resulting estimates of value are the basis of the February 1, 2004 loan-to-value ratios referred to in this prospectus supplement. Those estimates represent the analysis and opinion of the person performing the appraisal or market analysis and are not guarantees of present or future values. The appraiser may have reached a different conclusion of value than the conclusion that would be reached by a different appraiser appraising the same property.
                                            Moreover, the values of the mortgaged properties may have changed significantly since the appraisal or market study was performed. In addition, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. The estimates of value reflected in the appraisals and the related loan-to-value ratios are presented for illustrative purposes only in Appendix I and Appendix II to this prospectus supplement. In each case the estimate presented is the one set forth in the most recent appraisal available to us as of February 1, 2004, although we generally have not obtained updates to the appraisals. There is no assurance that the appraised values indicated accurately reflect past, present or future market values of the mortgaged properties.

                                      S-55



THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY CAUSE
INCREASED POOL CONCENTRATION,
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR
CERTIFICATES                                As principal payments or prepayments are made on mortgage loans, the remaining mortgage pool may be subject to increased concentrations of property types, geographic locations and other pool characteristics of the mortgage loans and the mortgaged properties, some of which may be unfavorable. Classes of certificates that have a lower payment priority are more likely to be exposed to this concentration risk than are certificate classes with a higher payment priority. This occurs because realized losses are allocated to the class outstanding at any time with the lowest payment priority and principal on the certificates entitled to principal is generally payable in sequential order or alphabetical order, with such classes generally not being entitled to receive principal until the preceding class or classes entitled to receive principal have been retired.

SUBORDINATION OF SOME
CERTIFICATES MAY AFFECT THE
TIMING OF PAYMENTS AND THE
APPLICATION OF LOSSES ON
YOUR CERTIFICATES                           As described in this prospectus supplement, the rights of the holders of each class of subordinate certificates to receive payments of principal and interest otherwise payable on their certificates will be subordinated to such rights of the holders of the more senior certificates having an earlier alphabetical class designation. Losses on the mortgage loans will be allocated to the Class P,
                                            Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F,
                                            Class E, Class D, Class C and Class B Certificates, in that order, reducing amounts otherwise payable to each class. Any remaining losses would then be allocated or cause shortfalls to the Class A-1 Certificates, Class A-2
                                            Certificates, Class A-3 Certificates and the Class A-4 Certificates, pro rata, and, solely with respect to losses of interest, to the Class X Certificates, in proportion to the amounts of interest or principal payable thereon.

THE OPERATION OF THE
MORTGAGED PROPERTY FOLLOWING
FORECLOSURE OF THE MORTGAGE
LOAN MAY AFFECT THE TAX STATUS
OF THE TRUST AND MAY
ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                        If the trust acquires a mortgaged property as a result of a foreclosure or deed in lieu of foreclosure, the special servicer will generally retain an independent contractor to operate the property. Any net income from operations other than qualifying "rents from real property", or any rental income based on the net profits derived by any person from such property or allocable to a non-customary service, will subject the trust to a federal tax on such income at the highest marginal corporate tax rate, which is currently 35%, and, in addition, possible state or local tax. In this event, the net proceeds available for distribution on your certificates will be reduced. The special servicer may permit the trust to earn such above described "net income from foreclosure property" but only if it determines that the net after-tax benefit to

                                      S-56

                                            certificateholders is greater than under another method of operating or leasing the mortgaged property.

STATE LAWS APPLICABLE TO
FORECLOSURE ACTIONS MAY AFFECT
THE TIMING OF PAYMENTS ON
YOUR CERTIFICATES                           Some states, including California, have laws prohibiting more than one "judicial action" to enforce a mortgage obligation. Some courts have construed the term
                                            "judicial action" broadly. In the case of any mortgage loan secured by mortgaged properties located in multiple states, the master servicer or special servicer may be required to foreclose first on mortgaged properties located in states where these "one action" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in states where judicial foreclosure is the only permitted method of foreclosure. As a result, the ability to realize upon the mortgage loans may be limited by the application of state laws.

THE BANKRUPTCY OR INSOLVENCY OF
ANY AFFILIATED BORROWERS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Twenty (20) groups of mortgage loans, the three (3) largest of which represent
                                            9.7%, 3.7% and 3.1%, respectively, of the initial outstanding pool balance, were made to borrowers that are affiliated through common ownership of partnership or other equity interests and where, in general, the related mortgaged properties are commonly managed.

                                            The bankruptcy or insolvency of any such borrower or respective affiliate could have an adverse effect on the operation of all of the related mortgaged properties and on the ability of such related mortgaged properties to produce sufficient cash flow to make required payments on the related mortgage loans.
                                            For example, if a person that owns or controls several mortgaged properties experiences financial difficulty at one such property, it could defer maintenance at one or more other mortgaged properties in order to satisfy current expenses with respect to the mortgaged property experiencing financial difficulty, or it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting monthly payments for an indefinite period on all the related mortgage loans.

TENANT LEASES MAY HAVE
PROVISIONS THAT COULD ADVERSELY
AFFECT PAYMENTS
ON YOUR CERTIFICATES                        In certain jurisdictions, if tenant leases are subordinate to the liens created by the mortgage and do not contain attornment provisions which require the tenant to recognize a successor owner, following foreclosure, as landlord under the lease, the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Not all leases were reviewed to ascertain the existence of these provisions. Accordingly, if a mortgaged property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, such mortgaged property could experience a further decline in value if such tenants' leases were terminated. This is particularly likely if such tenants were paying above-market rents or could not be replaced.

                                      S-57

                                            Some of the leases at the mortgaged properties securing the mortgage loans included in the trust may not be subordinate to the related mortgage. If a lease is not subordinate to a mortgage, the trust will not possess the right to dispossess the tenant upon foreclosure of the mortgaged property unless it has otherwise agreed with the tenant. If the lease contains provisions inconsistent with the mortgage, for example, provisions relating to application of insurance proceeds or condemnation awards, or which could affect the enforcement of the lender's rights, for example, a right of first refusal to purchase the property, the provisions of the lease will take precedence over the provisions of the mortgage.

                                            Additionally, with respect to certain of the mortgage loans, the related borrower may have granted certain tenants a right of first refusal in the event a sale is contemplated or a purchase option to purchase all or a portion of the mortgaged property. Such provisions, if not waived or subordinated, may impede the lender's ability to sell the related mortgaged property at foreclosure or adversely affect the foreclosure bid price.

TENANCIES IN COMMON MAY
HINDER RECOVERY                             Certain of the mortgage loans that we intend to include in the trust fund may have borrowers that own the related mortgaged real properties as tenants-in-common. The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common mortgagors, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these types of mortgage loans will be special purpose entities.

LEGAL ACTION ARISING OUT OF
ORDINARY BUSINESS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           There may be pending or threatened legal actions, suits or proceedings against the borrowers and managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. We cannot assure you that any such actions, suits or proceedings would not have a material adverse effect on your certificates.

RISKS RELATING TO COMPLIANCE
WITH THE AMERICANS WITH
DISABILITIES ACT COULD ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES        Under the Americans with Disabilities Act of 1990, public accommodations are required to meet certain federal requirements related to access and use by disabled persons. Borrowers may incur costs complying with the Americans with
                                            Disabilities Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants. If a borrower incurs such costs or fines, the amount available to pay debt service would be reduced.

                                      S-58



CONFLICTS OF INTEREST MAY HAVE
AN ADVERSE EFFECT ON YOUR
CERTIFICATES                                Conflicts between various certificateholders. The special servicer is given considerable latitude in determining whether and in what manner to liquidate or modify defaulted mortgage loans. The operating adviser will have the right to replace the special servicer upon satisfaction of certain conditions set forth in the Pooling and Servicing Agreement. At any given time, the operating adviser will be controlled generally by the holders of the most subordinate, or, if its certificate principal balance is less than 25% of its original certificate balance, the next most subordinate, class of certificates, that is, the controlling class, outstanding from time to time, and such holders may have interests in conflict with those of the holders of the other certificates. For instance, the holders of certificates of the controlling class might desire to mitigate the potential for loss to that class from a troubled mortgage loan by deferring enforcement in the hope of maximizing future proceeds. However, the interests of the trust may be better served by prompt action, since delay followed by a market downturn could result in less proceeds to the trust than would have been realized if earlier action had been taken.

                                            The master servicer, any primary servicer, the special servicer or an affiliate of any of them may acquire certain of the most subordinated certificates, including those of the initial controlling class. Under such circumstances, the master servicer, a primary servicer and the special servicer may have interests that conflict with the interests of the other holders of the certificates.
                                            However, the Pooling and Servicing Agreement and the primary servicing agreements each provide that the mortgage loans are to be serviced in accordance with the servicing standard and without regard to ownership of any certificates by the master servicer, the primary servicers or the special servicer, as applicable. The initial special servicer under the Pooling and Servicing
                                            Agreement will be ARCap Servicing, Inc.; the initial operating adviser under the
                                            Pooling and Servicing Agreement will be ARCap CMBS Fund REIT, Inc.

                                            Conflicts between certificateholders and the Non-Serviced Mortgage Loan Master
                                            Servicer and/or the Non-Serviced Mortgage Loan Special Servicer. Any
                                            Non-Serviced Mortgage Loan will be serviced and administered pursuant to the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement, which provides for servicing arrangements that are similar but not identical to those under the Pooling and Servicing Agreement. Consequently, Non-Serviced Mortgage
                                            Loans will not be serviced and administered pursuant to the terms of the Pooling and Servicing Agreement. In addition, the legal and/or beneficial owners of the other mortgage loans secured by the mortgaged property securing Non-Serviced
                                            Mortgage Loans, directly or through representatives, have certain rights under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement and the
                                            related intercreditor agreement that affect such mortgage loans, including with respect to the servicing of such mortgage loans and the appointment of a special servicer with respect to such mortgage loans. Those legal and/or beneficial owners may have interests that conflict with your interests.

                                      S-59

                                            Conflicts between borrowers and property managers. It is likely that many of the property managers of the mortgaged properties, or their affiliates, manage additional properties, including properties that may compete with the mortgaged properties. Affiliates of the managers, and managers themselves, also may own other properties, including competing properties. The managers of the mortgaged properties may accordingly experience conflicts of interest in the management of such mortgaged properties.

                                            Conflicts between the trust and sellers. The activities of the sellers and their affiliates may involve properties which are in the same markets as the mortgaged properties underlying the certificates. In such case, the interests of each of the sellers or such affiliates may differ from, and compete with, the interests of the trust, and decisions made with respect to those assets may adversely affect the amount and timing of distributions with respect to the certificates.
                                            Conflicts of interest may arise between the trust and each of the sellers or their affiliates that engage in the acquisition, development, operation, financing and disposition of real estate if such sellers acquire any certificates. In particular, if certificates held by a seller are part of a class that is or becomes the controlling class the seller as part of the holders of the controlling class would have the ability to influence certain actions of the special servicer under circumstances where the interests of the trust conflict with the interests of the seller or its affiliates as acquirors, developers, operators, financers or sellers of real estate related assets.

                                            The sellers or their affiliates may acquire a portion of the certificates. Under such circumstances, they may become the controlling class, and as such have interests that may conflict with their interests as a seller of the mortgage loans.

PREPAYMENTS MAY REDUCE
THE YIELD ON YOUR CERTIFICATES              The yield to maturity on your certificates will depend, in significant part, upon the rate and timing of principal payments on the mortgage loans. For this purpose, principal payments include both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation of mortgaged properties, defaults and liquidations by borrowers, or repurchases as a result of a seller's breach of representations and warranties or material defects in a mortgage loan's documentation.

                                            The investment performance of your certificates may vary materially and adversely from your expectations if the actual rate of prepayment is higher or lower than you anticipate.

                                            Voluntary prepayments under some of the mortgage loans require payment of a prepayment premium or a yield maintenance charge unless the prepayment occurs within generally one (1) to ten (10) payments prior to and including the anticipated repayment date or the stated maturity date, as the case may be.
                                            Nevertheless, we cannot assure you that the related borrowers will refrain from prepaying their mortgage loans due to the existence of a prepayment premium or a yield maintenance charge or that the amount of such premium or charge will be sufficient to compensate you for shortfalls in payments on your certificates on account of such prepayments. We also cannot assure you that involuntary prepayments will not occur. The rate at which

                                      S-60

                                            voluntary prepayments occur on the mortgage loans will be affected by a variety of factors, including:

                                            o    the terms of the mortgage loans;

                                            o    the length of any prepayment lockout period;

                                            o    the level of prevailing interest rates;

                                            o    the availability of mortgage credit;

                                            o    the applicable yield maintenance charges or prepayment premiums and the ability of the master servicer, primary servicer or special servicer to enforce the related provisions;

                                            o    the failure to meet requirements for release of escrows/reserves that result in a prepayment;

                                            o    the occurrence of casualties or natural disasters; and

                                            o    economic, demographic, tax or legal factors.

                                            Generally, no yield maintenance charge or prepayment premium will be required for prepayments in connection with a casualty or condemnation unless an event of default has occurred. In addition, if a seller repurchases any mortgage loan from the trust due to the material breach of a representation or warranty or a material document defect or such mortgage loan is otherwise purchased from the trust (including certain purchases by the holder of a B Note or mezzanine loan), the repurchase price paid will be passed through to the holders of the certificates with the same effect as if the mortgage loan had been prepaid in part or in full, except that no yield maintenance charge or prepayment premium will be payable. Such a repurchase or purchase may, therefore, adversely affect the yield to maturity on your certificates.

                                            Although all of the mortgage loans have prepayment protection in the form of lockout periods, defeasance provisions, yield maintenance provisions and/or prepayment premium provisions, there can be no assurance that borrowers will refrain from prepaying mortgage loans due to the existence of a yield maintenance charge or prepayment premium or that involuntary prepayments or repurchases will not occur.

                                            Also, the description in the mortgage notes of the method of calculation of prepayment premiums and yield maintenance charges is complex and subject to legal interpretation and it is possible that another person would interpret the methodology differently from the way we did in estimating an assumed yield to maturity on your certificates as described in this prospectus supplement. See
                                            Appendix II attached to this prospectus supplement for a description of the various prepayment provisions.

THE YIELD ON YOUR CERTIFICATE
WILL BE AFFECTED BY THE PRICE AT
WHICH THE CERTIFICATE WAS
PURCHASED AND THE RATE, TIMING
AND AMOUNT OF DISTRIBUTIONS ON
YOUR CERTIFICATE                            The yield on any certificate will depend on (1) the price at which such certificate is purchased by you and (2) the rate, timing and amount of distributions on your certificate. The rate, timing and amount of

                                      S-61

                                            distributions on any certificate will, in turn, depend on, among other things:

                                            o    the interest rate for such certificate;

                                            o    the rate and timing of principal payments (including principal prepayments)
                                                 and other principal collections (including loan purchases in connection with breaches of representations and warranties) on or in respect of the mortgage loans and the extent to which such amounts are to be applied or otherwise result in a reduction of the certificate balance of such certificate;

                                            o    the rate, timing and severity of losses on or in respect of the mortgage loans or unanticipated expenses of the trust;

                                            o    the rate and timing of any reimbursement of the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, out of the Certificate Account of nonrecoverable advances or advances remaining unreimbursed on a modified mortgage loan on the date of such modification;

                                            o    the timing and severity of any interest shortfalls resulting from prepayments to the extent not offset by a reduction in master servicer compensation as described in this prospectus supplement;

                                            o    the timing and severity of any reductions in the appraised value of any mortgaged property in a manner that has an effect on the amount of advancing required on the related mortgage loan; and

                                            o    the method of calculation of prepayment premiums and yield maintenance charges and the extent to which prepayment premiums and yield maintenance charges are collected and, in turn, distributed on such certificate.

                                            In addition, any change in the weighted average life of a certificate may adversely affect yield. Prepayments resulting in a shortening of weighted average lives of certificates may be made at a time of lower interest rates when you may be unable to reinvest the resulting payment of principal at a rate comparable to the effective yield anticipated when making the initial investment in certificates. Delays and extensions resulting in a lengthening of the weighted average lives of the certificates may occur at a time of higher interest rates when you may have been able to reinvest principal payments that would otherwise have been received by you at higher rates.

YOU BEAR THE RISK OF
BORROWER DEFAULTS                           The rate and timing of delinquencies or defaults on the mortgage loans could affect the following aspects of the offered certificates:

                                            o    the aggregate amount of distributions on them;

                                            o    their yields to maturity;

                                            o    their rates of principal payments; and

                                            o    their weighted average lives.

                                            The rights of holders of each class of subordinate certificates to receive payments of principal and interest otherwise payable on their certificates will be subordinated to such rights of the holders of the more senior certificates having an earlier alphabetical class designation.

                                      S-62

                                            Losses on the mortgage loans will be allocated to the Class P, Class O, Class N,
                                            Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D,
                                            Class C and Class B Certificates, in that order, reducing amounts otherwise payable to each class. Any remaining losses would then be allocated to the Class
                                            A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and the Class
                                            A-4 Certificates, pro rata and, with respect to losses of interest only, the
                                            Class X Certificates based on their respective entitlements.

                                            If losses on the mortgage loans exceed the aggregate certificate balance of the classes of certificates subordinated to a particular class, that particular class will suffer a loss equal to the full amount of that excess up to the outstanding certificate balance of such class.

                                            If you calculate your anticipated yield based on assumed rates of default and losses that are lower than the default rate and losses actually experienced and such losses are allocable to your certificates, your actual yield to maturity will be lower than the assumed yield. Under extreme scenarios, such yield could be negative. In general, the earlier a loss is borne by your certificates, the greater the effect on your yield to maturity.

                                            Additionally, delinquencies and defaults on the mortgage loans may significantly delay the receipt of distributions by you on your certificates, unless advances are made to cover delinquent payments or the subordination of another class of certificates fully offsets the effects of any such delinquency or default.

                                            Also, if the related borrower does not repay a mortgage loan with a hyperamortization feature by its anticipated repayment date, the effect will be to increase the weighted average life of your certificates and may reduce your yield to maturity.

                                            Furthermore, if P&I Advances and/or Servicing Advances are made with respect to a mortgage loan after default and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those advances in full at the time of the workout, then any reimbursements of those advances prior to the actual collection of the amount for which the advance was made may also result in reductions in distributions of principal to the holders of the offered certificates for the current month.

COMPENSATION TO THE MASTER
SERVICER, THE SPECIAL SERVICER
AND THE TRUSTEE MAY ADVERSELY
AFFECT THE PAYMENTS
ON YOUR CERTIFICATES                        To the extent described in this prospectus supplement, the master servicer, the special servicer, the trustee or the fiscal agent (and the related master servicer, the special servicer, the trustee or the fiscal agent in respect of any Non-Serviced Mortgage Loans) will be entitled to receive interest at the
                                            "Prime Rate" on unreimbursed advances they have made with respect to defaulted monthly payments or that are made with respect to the preservation and protection of the related mortgaged property. This interest will generally accrue from the date on which the related advance is made or the related expense is incurred to the date of reimbursement. This interest may be offset in part by default interest and late payment charges paid by the borrower or by certain

                                      S-63
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                                            other amounts. In addition, under certain circumstances, including delinquencies in the payment of principal and interest, a mortgage loan will be serviced by a special servicer, and the special servicer is entitled to compensation for special servicing activities. The right to receive interest on advances and special servicing compensation is senior to the rights of certificateholders to receive distributions. The payment of interest on advances and the payment of compensation to the special servicer may result in shortfalls in amounts otherwise distributable on certificates.

LEASEHOLD INTERESTS ENTAIL
CERTAIN RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           Two (2) of the mortgaged properties, securing mortgage loans representing 3.3%
                                            of the initial outstanding pool balance, are subject to a first mortgage lien on a leasehold interest under a ground lease. One (1) mortgaged property, securing a mortgage loan representing 0.6% of the initial outstanding pool balance, is subject to a first mortgage lien on both a fee interest and a leasehold interest in income-producing real property.

                                            Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the lender would lose its security. Generally, each related ground lease requires the lessor to give the lender notice of the borrower's defaults under the ground lease and an opportunity to cure them, permits the leasehold interest to be assigned to the lender or the purchaser at a foreclosure sale, in some cases only upon the consent of the lessor, and contains certain other protective provisions typically included in a
                                            "mortgageable" ground lease.

                                            Upon the bankruptcy of a lessor or a lessee under a ground lease, the debtor entity has the right to assume or reject the lease. If a debtor lessor rejects the lease, the lessee has the right to remain in possession of its leased premises for the rent otherwise payable under the lease for the term of the lease (including renewals). If a debtor lessee/borrower rejects any or all of the lease, the leasehold lender could succeed to the lessee/borrower's position under the lease only if the lessor specifically grants the lender such right. If both the lessor and the lessee/borrowers are involved in bankruptcy proceedings, the trustee may be unable to enforce the bankrupt lessee/borrower's right to refuse to treat a ground lease rejected by a bankrupt lessor as terminated. In such circumstances, a lease could be terminated notwithstanding lender protection provisions contained therein or in the mortgage.

                                            Most of the ground leases securing the mortgaged properties provide that the ground rent increases during the term of the lease. These increases may adversely affect the cash flow and net income of the borrower from the mortgaged property.


                                      S-64


THE SELLERS OF THE MORTGAGE
LOANS ARE SUBJECT TO
BANKRUPTCY OR INSOLVENCY LAWS
THAT MAY AFFECT THE TRUST'S
OWNERSHIP OF
THE MORTGAGE LOANS                          In the event of the insolvency of any seller, it is possible the trust's right to payment from or ownership of the mortgage loans could be challenged, and if such challenge were successful, delays or reductions in payments on your certificates could occur.

                                            Based upon opinions of counsel that the conveyance of the mortgage loans would generally be respected in the event of insolvency of the sellers, which opinions are subject to various assumptions and qualifications, the sellers believe that such a challenge will be unsuccessful, but there can be no assurance that a bankruptcy trustee, if applicable, or other interested party will not attempt to assert such a position. Even if actions seeking such results were not successful, it is possible that payments on the certificates would be delayed while a court resolves the claim.

LIMITED LIQUIDITY AND MARKET
VALUE MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES               Your certificates will not be listed on any securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for the certificates. While the Underwriters currently intend to make a secondary market in the certificates, none of them is obligated to do so. Accordingly, you may not have an active or liquid secondary market for your certificates, which could result in a substantial decrease in the market value of your certificates. The market value of your certificates also may be affected by many other factors, including then-prevailing interest rates. Furthermore, you should be aware that the market for securities of the same type as the certificates has in the past been volatile and offered very limited liquidity.

WEIGHTED AVERAGE COUPON RATE
ENTAIL RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                           The interest rates on one or more classes of certificates may be based on a weighted average of the mortgage loan interest rates net of the administrative cost rate, which is calculated based upon the respective principal balances of the mortgage loans. Alternatively, the interest rate on one or more classes of the certificates may be capped at such weighted average rate. This weighted average rate is further described in this prospectus supplement under the definition of "Weighted Average Net Mortgage Rate." Any class of certificates that is either fully or partially based upon the weighted average net mortgage rate may be adversely affected by disproportionate principal payments, prepayments, defaults and other unscheduled payments on the mortgage loans.
                                            Because some mortgage loans will amortize their principal more quickly than others, the rate may fluctuate over the life of those classes of your certificates.

                                            In general, mortgage loans with relatively high mortgage interest rates are more likely to prepay than mortgage loans with relatively low mortgage interest rates. For instance, varying rates of unscheduled principal payments on mortgage loans which have interest rates above

                                      S-65

                                            the weighted average net mortgage rate may have the effect of reducing the interest rate of your certificates.



         This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above in this "Risk Factors" section and elsewhere in this prospectus supplement.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

         Capitalized terms are defined in the "Glossary of Terms" attached to this prospectus supplement.

GENERAL

         The Series 2004-TOP13 Commercial Mortgage Pass-Through Certificates will be issued on or about February __, 2004 pursuant to a Pooling and Servicing Agreement to be dated as of the Cut-off Date, between the Depositor, the master servicer, the special servicer, the paying agent, the fiscal agent and the trustee.

         The certificates will represent in the aggregate the entire beneficial ownership interest in the trust consisting primarily of:

o the mortgage loans and all payments under and proceeds of the mortgage loans received after the Cut-off Date, exclusive of principal prepayments received prior to the Cut-off Date and scheduled payments of principal and interest due on or before the Cut-off Date;

o any mortgaged property acquired on behalf of the Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise;

o a security interest in any United States government obligations pledged in respect of the defeasance of a mortgage loan; and

o certain rights of the Depositor under, or assigned to the Depositor pursuant to, each of the Mortgage Loan Purchase Agreements relating to, among other things, mortgage loan document delivery requirements and the representations and warranties of the related seller regarding its mortgage loans.


         The certificates will be issued on the Closing Date and will only be entitled to scheduled payments on the mortgage loans that are due (and unscheduled payments that are received) after the Cut-off Date.

         The certificates will consist of various classes, to be designated as:

         o the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates;

         o    the Class X-1 Certificates and the Class X-2 Certificates;

         o the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class H Certificates, the Class J Certificates, the Class K Certificates, the Class L Certificates, the Class M Certificates, the Class N Certificates, the Class O Certificates and the Class P Certificates; and

         o the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates.

         The Class A Certificates will be issued in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount. The Class B, Class C, Class D and Class E Certificates will be issued in denominations of $100,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount.

         Each class of offered certificates will initially be represented by one or more global certificates registered in the name of the nominee of The Depository Trust Company ("DTC"). We have been informed by DTC that DTC's nominee initially will be Cede & Co. No person acquiring an interest in an offered certificate will be entitled to receive a fully registered physical certificate representing such interest, except as presented in the prospectus under "Description Of The Certificates--Book-Entry Registration and Definitive Certificates." Unless and until definitive certificates are issued in respect of any class of offered certificates, all references to actions by holders of the offered certificates will refer to actions taken by DTC upon instructions received from the related Certificate Owners through DTC's participating organizations.


         All references herein to payments, notices, reports and statements to holders of the offered certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the offered certificates, for distribution to the related Certificate Owners through DTC's Participants in accordance with DTC procedures. Until definitive certificates are issued in respect of any class of offered certificates, interests in such certificates will be transferred on the book-entry records of DTC and its Participants. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the prospectus.

         Certificateholders must hold their offered certificates in book-entry form, and delivery of the offered certificates will be made through the facilities of DTC, in the United States, and may be made through the facilities of Clearstream Bank or Euroclear Bank, as operator of the Euroclear system, in Europe. Transfers within DTC, Clearstream Bank or Euroclear Bank, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Crossmarket transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream Bank or Euroclear Bank, on the other, will be effected in DTC through the relevant depositaries of Clearstream Bank and Euroclear Bank, respectively.

         Because of time-zone differences, credits of securities received in Clearstream Bank or Euroclear Bank as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Bank participant or Clearstream Bank customer on such business day. Cash received in Clearstream Bank or Euroclear Bank as a result of sales of securities by or through a Clearstream Bank customer or a Euroclear Bank participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Bank or Euroclear Bank cash account only as of the business day following settlement in DTC.

CERTIFICATE BALANCES

         Upon initial issuance, the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates will have the following aggregate Certificate Balances. In each case, the Certificate Balance on the Closing Date may vary by up to 5%:

                                                         APPROXIMATE
                              INITIAL AGGREGATE      PERCENT OF INITIAL          RATINGS            APPROXIMATE
             CLASS           CERTIFICATE BALANCE        POOL BALANCE         (MOODY'S/FITCH)       CREDIT SUPPORT
             -----           -------------------        ------------         ---------------       --------------
      Class A-1                 $125,000,000                10.322%              Aaa/AAA               12.125%

      Class A-2                 $200,000,000                16.515%              Aaa/AAA               12.125%

      Class A-3                 $150,000,000                12.387%              Aaa/AAA               12.125%

      Class A-4                 $589,157,000                48.651%              Aaa/AAA               12.125%

      Class B                   $ 31,789,000                2.625%                Aa2/AA                9.500%

      Class C                   $ 12,110,000                1.000%               Aa3/AA-                8.500%

      Class D                   $ 24,220,000                2.000%                 A2/A                 6.500%

      Class E                   $ 12,109,000                1.000%                A3/A-                 5.500%


         The percentages indicated under the columns "Approximate Credit Support" with respect to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates represent the approximate credit support for the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates in the aggregate.

         The initial Certificate Balance of each Principal Balance Certificate will be presented on the face of the certificate. The Certificate Balance outstanding at any time will equal the then maximum amount of principal that the holder will be entitled to receive. On each Distribution Date, the Certificate Balance of each Principal Balance Certificate will be reduced by any distributions of principal actually made on that certificate on the applicable Distribution Date, and will be further reduced by any Realized Losses and Expense Losses allocated to the Certificate Balance of such certificate on such Distribution Date. See "--Distributions" and "--Distributions--Subordination; Allocation of Losses and Certain Expenses" below.

         The Interest Only Certificates will not have a Certificate Balance. Each such class of certificates will represent the right to receive distributions of interest accrued as described herein on a Notional Amount.

         The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

     o during the period from the Closing Date through and including the Distribution Date occurring in August 2005, the sum of (a) the lesser of $83,700,000 and the Certificate Balance of the Class A-1 Certificates outstanding from time to time and (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in August 2005 through and including the Distribution Date occurring in August 2006, the sum of (a) the lesser of $22,792,000 and the Certificate Balance of the Class A-1 Certificates outstanding from time to time,
          (b) the aggregate of the Certificate Balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates outstanding from time to time and (c) the lesser of $2,565,000 and the Certificate Balance of the Class J Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in August 2006 through and including the Distribution Date occurring in August 2007, the sum of (a) the lesser of $164,660,000 and the Certificate Balance of the Class A-2 Certificates outstanding from time to time,
          (b) the aggregate of the Certificate Balances of the Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates outstanding from time to time and (c) the lesser of $8,594,000 and the Certificate Balance of the Class F Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in August 2007 through and including the Distribution Date occurring in August 2008, the sum of (a) the lesser of $79,510,000 and the Certificate Balance of the Class A-2 Certificates outstanding from time to time,
          (b) the aggregate of the Certificate Balances of the Class A-3, Class A-4, Class B and Class C Certificates outstanding from time to time and (c) the lesser of $23,946,000 and the Certificate Balance of the Class D Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in August 2008 through and including the Distribution Date occurring in August 2009, the sum of (a) the lesser of $134,683,000 and the Certificate Balance of the Class A-3 Certificates outstanding from time to time,
          (b) the aggregate of the Certificate Balances of the Class A-4, Class B and Class C Certificates outstanding from time to time and (c) the lesser of $5,733,000 and the Certificate Balance of the Class D Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in August 2009 through and including the Distribution Date occurring in August 2010, the sum of (a) the lesser of $65,709,000 and the Certificate Balance of the Class A-3 Certificates outstanding from time to time,
          (b) the Certificate Balance of the Class A-4 and Class B Certificates outstanding from time to time and (c) the lesser of $1,405,000 and the Certificate Balance of the Class C Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in August 2010 through and including the Distribution Date occurring in August 2011, the sum of (a) the lesser of $526,578,000 and the Certificate Balance of the Class A-4 Certificates outstanding from time to time and (b) the lesser of $19,714,000 and the Certificate Balance of the Class B Certificates outstanding from time to time;

     o during the period following the Distribution Date occurring in August 2011 through and including the Distribution Date occurring in February 2012, the sum of (a) the lesser of $508,214,000 and the Certificate Balance of the Class A-4 Certificates outstanding from time to time and (b) the lesser of $13,758,000 and the Certificate Balance of the Class B Certificates outstanding from time to time; and

     o    following the Distribution Date occurring in February 2012, $0.

         Accordingly, the Notional Amount of the Class X-1 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the Certificate Balance of any class of Principal Balance Certificates. The Notional Amount of the Class X-2 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the Certificate Balance of any component and any class of Certificates included in the calculation of the Notional Amount for the Class X-2 Certificates on such Distribution Date, as described above. It is anticipated that holders of the Class X-2 Certificates will not be entitled to distributions of interest at any time following the Distribution Date occurring in February 2012. Upon initial issuance, the aggregate Notional Amount of the Class X-1 Certificates and Class X-2 Certificates will be $1,210,990,408 and $1,146,984,000, respectively, subject in each case to a permitted variance of plus or minus 5%. The Notional Amount of each Class X Certificate is used solely for the purpose of determining the amount of interest to be distributed on such Certificate and does not represent the right to receive any distributions of principal.

         The Residual Certificates will not have Certificate Balances or Notional Amounts.

PASS-THROUGH RATES

         The Pass-Through Rates applicable to the Class A-1 and Class A-2 Certificates for each Distribution Date will be equal to ___% and ___% per annum, respectively. The Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates will, at all times, accrue interest at a per annum rate equal to either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the Weighted Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average Net Mortgage Rate less a specified percentage, which percentage may be zero.

         The Pass-Through Rate applicable to the Class X-1 Certificates for the initial Distribution Date will equal approximately ___% per annum. The Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance Certificates. In general, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular class of Principal Balance Certificates is identified under "--Certificate Balance" above as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before February 2012, on any particular component of the total Notional Amount of the Class X-1 Certificates immediately prior to the related Distribution Date, the applicable Class X-1 Strip Rate will be calculated as follows:

     o if such particular component consists of the entire Certificate Balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire Certificate Balance (or that designated portion) also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A attached to this prospectus supplement and (ii) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates;

     o if such particular component consists of the entire Certificate Balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire Certificate Balance (or that designated portion) does not also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of
          (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

         For any Distribution Date occurring after February 2012, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates. Under no circumstances will any Class X-1 Strip Rate be less than zero.

         The Pass-Through Rate applicable to the Class X-2 Certificates for the initial Distribution Date will equal approximately ___% per annum. The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in February 2012 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified under "--Certificate Balance" above as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion of it) will represent one or more separate components of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before February 2012, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

     o the lesser of (a) the rate per annum corresponding to such Distribution Date as set forth on Schedule A attached to this prospectus supplement and (b) the Weighted Average Net Mortgage Rate for such Distribution Date, over

     o the Pass-Through Rate for such Distribution Date for the class of Principal Balance Certificates whose Certificate Balance, or a designated portion of it, comprises such component.

         Under no circumstances will any Class X-2 Strip Rate be less than zero.

         The Pass-Through Rate applicable to the Class F, Class G and Class H Certificates will, at all times, accrue interest at a per annum rate equal to either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the Weighted Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average Net Mortgage Rate less a specified percentage, which percentage may be zero. The Pass-Through Rate applicable to the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates will, at all times, equal the lesser of ___% per annum and the Weighted Average Net Mortgage Rate.

         The Administrative Cost Rate for each mortgage loan is presented in Appendix II. The Administrative Cost Rate will be payable on the Scheduled Principal Balance of each mortgage loan outstanding from time to time. The Administrative Cost Rate applicable to a mortgage loan in any month will be determined using the same interest accrual basis on which interest accrues under the terms of such mortgage loan.

DISTRIBUTIONS

General

         Distributions on or with respect to the certificates will be made by the paying agent, to the extent of available funds, and in accordance with the manner and priority presented in this prospectus supplement, on each Distribution Date, commencing in March 2004. Except as otherwise described below, all such distributions will be made to the persons in whose names the certificates are registered at the close of business on the related Record Date. Every distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the paying agent with wiring instructions on or before the related Record Date, or otherwise by check mailed to such Certificateholder.

         The final distribution on any certificate will be determined without regard to any possible future reimbursement of any Realized Losses or Expense Losses previously allocated to such certificate. The final distribution will be made in the same manner as earlier distributions, but only upon presentation and surrender of such certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a certificate in reimbursement of a Realized Loss or Expense Loss previously allocated to such certificate, which reimbursement is to occur after the date on which such certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Certificateholder that surrendered such certificate. The likelihood of any such distribution is remote. All distributions made on or with respect to a class of certificates will be allocated pro rata among such certificates based on their respective Percentage Interests in such Class.

The Available Distribution Amount

         With respect to any Distribution Date, distributions of interest on and principal of the certificates will be made from the Available Distribution Amount for that Distribution Date.

         With respect to the Distribution Date occurring in each January, other than a leap year, and each February, the Interest Reserve Amount will be deposited into the Interest Reserve Account in respect of each Interest Reserve Loan in an amount equal to one day's interest at the related Net Mortgage Rate on its principal balance as of the Due Date in the month in which such Distribution Date occurs, to the extent a Scheduled Payment or P&I Advance is timely made for such Due Date. For purposes of this calculation, the Net Mortgage Rate for those months will be calculated without regard to any adjustment for Interest Reserve Amounts or the interest accrual basis as described in the definition of "Net Mortgage Rate" in the "Glossary of Terms." With respect to the Distribution Date occurring in March of each year (commencing in 2005), the paying agent will withdraw an amount from the Interest Reserve Account in respect of each Interest Reserve Loan equal to the related Interest Reserve Amount from the preceding January, if applicable, and February, and the withdrawn amount is to be included as part of the Available Distribution Amount for such Distribution Date.

Application of the Available Distribution Amount

         On each Distribution Date, except as described under "--Optional Termination" below, for so long as any class of offered certificates remains outstanding, the paying agent will apply the Available Distribution Amount other than Excess Interest and Excess Liquidation Proceeds, if any for such date for the following purposes and in the following order of priority:

          (i) to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class X-1 and Class X-2 Certificates, the Distributable Certificate Interest Amount in respect of each such class for such

               Distribution Date, pro rata in proportion to the Distributable Certificate Interest Amount payable in respect of each such Class;

          (ii) to the holders of the Class A-1 Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class A-1 Certificates has been reduced to zero;

         (iii) upon payment in full of the aggregate Certificate Balance of the Class A-1 Certificates, to the holders of the Class A-2 Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class A-2 Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A-1 Certificates;

          (iv) upon payment in full of the aggregate Certificate Balance of the Class A-2 Certificates, to the holders of the Class A-3 Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class A-3 Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A-1 and Class A-2 Certificates;

          (v) upon payment in full of the aggregate Certificate Balance of the Class A-3 Certificates, to the holders of the Class A-4 Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class A-4 Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A-1, Class A-2 and Class A-3 Certificates;

          (vi) to the holders of the Class A Certificates and the Class X Certificates, pro rata in proportion to their respective entitlements to reimbursement described in this clause, to reimburse them for any Realized Losses or Expense Losses previously allocated to such certificates and for which reimbursement has not previously been fully paid (in the case of the Class X Certificates, insofar as Realized Losses or Expense Losses have resulted in shortfalls in the amount of interest distributed, other than by reason of a reduction of the Notional Amount), plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate;

         (vii) to the holders of the Class B Certificates, the Distributable Certificate Interest Amount in respect of such class of certificates for such Distribution Date;

        (viii) upon payment in full of the aggregate Certificate Balance of the Class A-4 Certificates, to the holders of the Class B Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class B Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A Certificates;

          (ix) to the holders of the Class B Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate;

          (x) to the holders of the Class C Certificates, the Distributable Certificate Interest Amount in respect of such class of certificates for such Distribution Date;

          (xi) upon payment in full of the aggregate Certificate Balance of the Class B Certificates, to the holders of the Class C Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class C Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A and Class B Certificates;

         (xii) to the holders of the Class C Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate;

        (xiii) to the holders of the Class D Certificates, the Distributable Certificate Interest Amount in respect of such class of certificates for such Distribution Date;

         (xiv) upon payment in full of the aggregate Certificate Balance of the Class C Certificates, to the holders of the Class D Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class D Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A, Class B and Class C Certificates;

          (xv) to the holders of the Class D Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate;

         (xvi) to the holders of the Class E Certificates, the Distributable Certificate Interest Amount in respect of such class of certificates for such Distribution Date;

        (xvii) upon payment in full of the aggregate Certificate Balance of the Class D Certificates, to the holders of the Class E Certificates, the Principal Distribution Amount for such Distribution Date until the aggregate Certificate Balance of the Class E Certificates has been reduced to zero; the portion of the Principal Distribution Amount distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the holders of the Class A, Class B, Class C and Class D Certificates;

       (xviii) to the holders of the Class E Certificates, to reimburse them for any Realized Losses or Expense Losses previously allocated to such class of certificates and for which reimbursement has not previously been fully paid, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate; and

(xix) to make payments to the holders of the private certificates (other than the Class X Certificates) as contemplated below.

         Notwithstanding the foregoing, on each Distribution Date occurring on or after the date, if any, upon which the aggregate Certificate Balance of all Classes of Subordinate Certificates has been reduced to zero, or the aggregate Appraisal Reduction in effect is greater than or equal to the aggregate Certificate Balance of all Classes of Subordinate Certificates, the Principal Distribution Amount will be distributed:

o first, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, in proportion to their respective Certificate Balances, in reduction of their respective Certificate Balances, until the aggregate Certificate Balance of each such Class is reduced to zero; and

o second, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, based on their respective entitlements to reimbursement, for the unreimbursed amount of Realized Losses and Expense Losses previously allocated to such Classes, plus interest on such Realized Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate.

         On each Distribution Date, following the above-described distributions on the offered certificates and the Class X Certificates, the paying agent will apply the remaining portion, if any, of the Available Distribution Amount for such date to make payments to the holders of each of the respective classes of private certificates, other than the Class X Certificates and Residual Certificates, in alphabetical order of Class designation, in each case for the following purposes and in the following order of priority, that is, payments under clauses (1), (2) and (3) below, in that order, to the holders of the Class F Certificates, then payments under clauses (1), (2), and (3) below, in that order, to the holders of the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates:

         (1) to pay interest to the holders of the particular class of certificates, up to an amount equal to the Distributable Certificate Interest Amount in respect of such class of certificates for such Distribution Date;

         (2) if the aggregate Certificate Balance of each other class of Subordinate Certificates, if any, with an earlier alphabetical Class designation has been reduced to zero, to pay principal to the holders of the particular class of certificates, up to an amount equal to the lesser of (a) the then outstanding aggregate Certificate Balance of such class of certificates and (b) the remaining Principal Distribution Amount for such Distribution Date; and

         (3) to reimburse the holders of the particular class of certificates, up to an amount equal to (a) all Realized Losses and Expense Losses, if any, previously allocated to such class of certificates and for which no reimbursement has previously been paid, plus (b) all unpaid interest on such amounts, at one-twelfth the Pass-Through Rate of such Classes.

         Any portion of the Available Distribution Amount for any Distribution Date that is not otherwise payable to the holders of REMIC Regular Certificates as contemplated above, will be paid to the holders of the Class R-I Certificates, and any amount of Excess Interest on deposit in the Excess Interest Sub-account for the related Collection Period will be paid to holders of the Class P Certificates (regardless of whether the Certificate Balance of such Class has been reduced to zero).

         Excess Liquidation Proceeds will be deposited into the Reserve Account. On each Distribution Date, amounts on deposit in the Reserve Account will be used, first, to reimburse the holders of the Principal Balance Certificates -- in order of alphabetical Class designation -- for any, and to the extent of, Realized Losses and Expense Losses, including interest on Advances, previously allocated to them; and second, upon the reduction of the aggregate Certificate Balance of the Principal Balance Certificates to zero, to pay any amounts remaining on deposit in such account to the special servicer as additional special servicer compensation.

Distributions of Prepayment Premiums and Yield Maintenance Charges

         On any Distribution Date, Prepayment Premiums or Yield Maintenance Charges relating to a mortgage loan in the trust and collected during the related Collection Period will be distributed by the paying agent on the classes of certificates as follows: to the holders of each of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates then entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all classes of certificates on that Distribution Date, (b) the Base Interest Fraction for the related principal prepayment and that class and (c) the aggregate amount of such Prepayment Premiums or Yield Maintenance Charges collected during the related Collection Period. Any Prepayment Premiums or Yield Maintenance Charges relating to a mortgage loan in the trust and collected during the related Collection Period remaining after those distributions will be distributed to the holders of the Class X Certificates. On any Distribution Date on or before ________, ___% of such Prepayment Premiums or Yield

Maintenance Charges remaining after those distributions will be distributed to the holders of the Class X-1 Certificates and ___% of the Prepayment Premiums or Yield Maintenance Charges remaining after those distributions will be distributed to the holders of the Class X-2 Certificates. After the Distribution Date in ________, any of such Prepayment Premiums or Yield Maintenance Charges remaining after those distributions will be distributed to the holders of the Class X-1 Certificates.

         No Prepayment Premiums or Yield Maintenance Charges will be distributed to holders of the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates or the Residual Certificates. Any Prepayment Premiums or Yield Maintenance Charges distributed to holders of a class of certificates may not be sufficient to compensate those holders for any loss in yield attributable to the related principal prepayments.

Treatment of REO Properties

         Notwithstanding that any mortgaged property may be acquired as part of the trust through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will, for purposes of, among other things, determining Pass-Through Rates of, distributions on and allocations of Realized Losses and Expense Losses to the certificates, as well as the amount of Master Servicing Fees, Primary Servicing Fees, Excess Servicing Fees, Trustee Fees and Special Servicing Fees payable under the Pooling and Servicing Agreement, be treated as having remained outstanding until such REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property, exclusive of related operating costs, will be "applied" by the master servicer as principal, interest and other amounts "due" on such mortgage loan; and, subject to the recoverability determination described under "--Advances" below and the effect of any Appraisal Reductions described under "--Appraisal Reductions" below, the master servicer will be required to make P&I Advances in respect of such mortgage loan, in all cases as if such mortgage loan had remained outstanding. References to mortgage loan and mortgage loans in the definitions of Weighted Average Net Mortgage Rate and Principal Distribution Amount are intended to include any mortgage loan or mortgage loans as to which the related mortgaged property has become an REO Property.

Appraisal Reductions

         Not later than the earliest Appraisal Event, the special servicer is required to obtain an MAI appraisal, if the Scheduled Principal Balance of the mortgage loan or Loan Pair is greater than $2,000,000, or at its option, if the Scheduled Principal Balance of the mortgage loan or Loan Pair is equal to or less than $2,000,000, either obtain an MAI appraisal or perform an internal valuation of the related mortgaged property or REO Property, as the case may be. However, the special servicer, in accordance with the Servicing Standard, need not obtain either the MAI appraisal or the internal valuation if such an appraisal or valuation had been obtained within the prior twelve months. Notwithstanding the foregoing, an updated appraisal will not be required so long as a debt service reserve, letter of credit, guaranty or surety bond is available and has the ability to pay off the then unpaid principal balance of the mortgage loan in full except to the extent that the Special Servicer, in accordance with the Servicing Standard, determines that obtaining an appraisal is in the best interests of the Certificateholders.

         As a result of such appraisal or internal valuation, an Appraisal Reduction may be created. An Appraisal Reduction will be reduced to zero as of the date the related mortgage loan or Loan Pair is brought current under the then current terms of the mortgage loan or Loan Pair for at least three consecutive months. No Appraisal Reduction will exist as to any mortgage loan or Loan Pair after it has been paid in full, liquidated, repurchased or otherwise disposed of. An appraisal for any mortgage loan or Loan Pair that has not been brought current for at least three consecutive months (or paid in full, liquidated, repurchased or otherwise disposed of) will be updated annually for so long as an Appraisal Reduction exists, with a corresponding adjustment to the amount of the related Appraisal Reduction. In addition, the Operating Adviser may at any time request the special servicer to obtain --at the Operating Adviser's expense-- an updated appraisal, with a corresponding adjustment to the amount of the Appraisal Reduction.

         The existence of an Appraisal Reduction will proportionately reduce the master servicer's, the trustee's or the fiscal agent's, as the case may be, obligation to make P&I Advances in respect of the related mortgage loan, which will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates. See "--Advances--P&I Advances" below.

         Each Non-Serviced Mortgage Loan is subject to provisions in its related Non-Serviced Mortgage Loan Pooling and Servicing Agreement relating to appraisal reductions that are substantially similar to the provisions set forth above. The existence of an appraisal reduction under such Non-Serviced Mortgage Loan Pooling and Servicing Agreement in respect of a Non-Serviced Mortgage Loan will proportionately reduce the interest component of the amount of the P&I Advances (including any advances to be made on such Non-Serviced Mortgage Loan under the Non-Serviced Mortgage Loan Pooling and Servicing Agreement) to be made in respect of the applicable mortgage loan. This will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates.

Subordination; Allocation of Losses and Certain Expenses

         As and to the extent described herein, the rights of holders of the Subordinate Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described herein, to the rights of holders of the Senior Certificates, and to the rights of the holders of each other class of Subordinate Certificates with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all interest payable in respect of the Senior Certificates on each Distribution Date, and the ultimate receipt by the holders of each class of Class A Certificates of principal in an amount equal to the entire Certificate Balance of the Class A Certificates.

         Similarly, but to decreasing degrees and in alphabetical order of Class designation, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Subordinate Certificates, other than the Class P Certificates, which do not have the benefit of any effective subordination, of the full amount of interest payable in respect of such Classes of certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to, in each case, the entire Certificate Balance of such class of certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described above under "--Application of the Available Distribution Amount" and by the allocation of Realized Losses and Expense Losses as described below. No other form of credit support will be available for the benefit of the holders of the certificates.

         Allocation to the Class A Certificates, for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution Date will generally have the effect of reducing the Certificate Balance of those Classes at a faster rate than would be the case if principal payments were allocated pro rata to all Classes of certificates with Certificate Balances. Thus, as principal is distributed to the holders of the Class A Certificates, the percentage interest in the trust evidenced by the Class A Certificates will be decreased, with a corresponding increase in the percentage interest in the trust evidenced by the Subordinate Certificates, thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Certificates by the Subordinate Certificates.

         Following retirement of the Class A Certificates, the successive allocation to the Subordinate Certificates, in alphabetical order of Class designation, in each case until such Class is paid in full, of the entire Principal Distribution Amount for each Distribution Date will provide a similar benefit to each such class of certificates as regards the relative amount of subordination afforded by the other Classes of Certificates with later alphabetical Class designations.

         Realized Losses of principal and interest on the mortgage loans and Expense Losses for any Distribution Date, to the extent not previously allocated and net of amounts, if any, on deposit in the Reserve Account, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates, in that order, and then to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, pro rata and, solely with respect to losses of interest (other than as a reduction of the Notional Amount), to the Class X-1 and Class X-2 Certificates, pro rata with each other and with the Class A Certificates, in each case reducing principal and/or interest otherwise payable thereon.

         Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections or advances of principal that (in the absence of the reductions that we describe under the definition of "Principal Distribution Amount" in the "Glossary of Terms" to this prospectus supplement) would otherwise be included in the total amount of principal distributable to certificateholders for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the total principal balance of the mortgage pool (net of advances of principal) and the total principal balance of the certificates. The related reimbursements and payments made during any collection period will therefore result in the allocation of those amounts (in reverse sequential order in accordance with the loss allocation rules described in the preceding paragraph) to reduce the principal balances of the Principal Balance Certificates (without accompanying principal distributions) on the distribution date for that collection period.

         Any shortfall in the amount of the Distributable Certificate Interest Amount paid to the Certificateholders of any class of certificates on any Distribution Date will result in Unpaid Interest for such Class which, together with interest thereon, will be distributable in subsequent periods to the extent of funds available therefor.

         Realized Losses with respect to Non-Serviced Mortgage Loans will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such mortgage loans and the related Non-Serviced Companion Mortgage Loans. Any additional trust expenses under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement that are similar to those expenses resulting in Expense Losses and that relate to any Non-Serviced Mortgage Loan Group containing a Non-Serviced Mortgage Loan B Note are to be paid first out of collections on, and other proceeds of, any Non-Serviced Mortgage Loan B Note, to the extent permitted under the related intercreditor agreement, and then, pro rata, out of collections on, and other proceeds of, the Non-Serviced Mortgage Loan and the Non-Serviced Companion Mortgage Loans.

         Realized Losses with respect to any Serviced Pari Passu Mortgage Loan will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such Serviced Pari Passu Mortgage Loan and the one or more related Serviced Companion Mortgage Loans. Any additional trust expenses under the Pooling and Servicing Agreement that are Expense Losses are to be paid, pro rata, out of collections on, and other proceeds of, any Serviced Pari Passu Mortgage Loan and the one or more related Serviced Companion Mortgage Loans.

Prepayment Interest Shortfalls and Prepayment Interest Excesses

         If the aggregate Prepayment Interest Shortfalls on all mortgage loans other than Specially Serviced Mortgage Loans exceed the aggregate Prepayment Interest Excesses for such mortgage loans for the Collection Period related to a Distribution Date, the Master Servicing Fee and certain other compensation payable to the master servicer will be reduced by the amount of any Compensating Interest. See "Servicing of the Mortgage Loans--The Master Servicer--Master Servicer Compensation" in this prospectus supplement.

         Any Net Aggregate Prepayment Interest Shortfall for a Distribution Date will be allocated to each class of certificates, pro rata, in proportion to the amount of Accrued Certificate Interest payable to such class on such Distribution Date, in each case reducing interest otherwise payable thereon. The Distributable Certificate Interest Amount in respect of any class of certificates will be reduced to the extent any Net Aggregate Prepayment Interest Shortfalls are allocated to such class of certificates. See "Servicing of the Mortgage Loans--The Master Servicer--Master Servicer Compensation" in this prospectus supplement.

         On any Distribution Date, to the extent that the aggregate Prepayment Interest Excesses on all mortgage loans other than Specially Serviced Mortgage Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the master servicer as additional servicing compensation. Likewise, to the extent that the aggregate Prepayment Interest Excesses on all Specially Serviced Mortgage Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the special servicer as additional servicing compensation.

         In the case of any mortgage loan that provides for a Due Date (including applicable grace periods) that occurs after the Determination Date occurring in the month of such Due Date, the master servicer will be required to remit to the trustee (for inclusion in the Available Distribution Amount for the distributions occurring in such month) any Principal Prepayments and Balloon Payments that are received by the master servicer (from the borrower or a primary servicer) after the Determination Date but on or before the third business day prior to the related Distribution Date.

OPTIONAL TERMINATION

         The holders of a majority of the controlling class, the master servicer, the special servicer and the holder of the majority interest in the Class R-I Certificates, in that order, will have the option to purchase, in whole but not in part, the mortgage loans and any other property remaining in the trust on any Distribution Date on or after the Distribution Date on which the aggregate principal balance of the mortgage loans is less than or equal to 1% of the Initial Pool Balance.

         The purchase price for any such purchase will be 100% of the aggregate unpaid principal balances of the mortgage loans, other than any mortgage loans as to which the master servicer has determined that all payments or recoveries with respect to such mortgage loans have been made, plus accrued and unpaid interest at the mortgage rate--or the mortgage rate less the Master Servicing Fee Rate if the master servicer is the purchaser--to the Due Date for each mortgage loan ending in the Collection Period with respect to which such purchase occurs, plus unreimbursed Advances, with interest thereon at the Advance Rate, and the fair market value of any other property remaining in the trust. The optional termination of the trust must be conducted so as to constitute a "qualified liquidation" of each REMIC under Section 860F of the Code.

         Upon any such termination, the purchase price for the mortgage loans and the other property in the trust will be applied to pay accrued and unpaid interest on and reduce the Certificate Balance of all outstanding Classes to zero in the manner provided under "Description of the Offered Certificates--Distributions--Application of the Available Distribution Amount" in this prospectus supplement. Notice of any optional termination must be mailed by the paying agent on behalf of trustee to the Certificateholders and the Rating Agencies upon the receipt of written notice of such optional termination by the trustee and the paying agent.

         ANY SUCH TERMINATION WILL HAVE AN ADVERSE EFFECT ON THE YIELD OF ANY OUTSTANDING OFFERED CERTIFICATES PURCHASED AT A PREMIUM. SEE "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

ADVANCES

P&I Advances

         On the business day prior to each Distribution Date, the master servicer will be obligated to make a P&I Advance in respect of each mortgage loan (except the U.S. Bank Tower Pari Passu Loan, unless the Greenwich 2003-C2 Master Servicer fails to do so for reasons other than nonrecoverablility), subject to the following paragraph, but only to the extent that the master servicer or the special servicer has not determined, in its sole discretion, exercised in good faith, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds and Liquidation Proceeds, in respect of the related mortgage loan, and only until such mortgage loan has been liquidated; provided, however, that the amount of any P&I Advance required to be advanced by the master servicer with respect to interest on such a mortgage loan as to which there has been an Appraisal Reduction will be an amount equal to the product of:

o the amount of interest required to be advanced by the master servicer without giving effect to this sentence; and

o a fraction, the numerator of which is the Scheduled Principal Balance of such mortgage loan as of the immediately preceding Determination Date less any Appraisal Reduction in effect with respect to such mortgage loan (or, in the case of a Non-Serviced Mortgage Loan or Serviced Pari Passu Mortgage Loan, the portion of the Appraisal Reduction that is allocable to such Non-Serviced Mortgage Loan or Serviced Pari Passu Mortgage Loan, as applicable) and the denominator of which is the Scheduled Principal Balance of the mortgage loan as of such Determination Date.

         In addition, the master servicer will not in any event be required to
(i) advance prepayment or yield maintenance premiums, Excess Interest or default interest, if any, or (ii) make any P&I Advances on the U.S. Bank Tower Pari Passu Loan other than as set forth above, any B Note, any Non-Serviced Companion Mortgage Loans or any Serviced Companion Mortgage Loan.

         The Greenwich 2003-C2 Master Servicer is obligated to make Advances with respect to the U.S. Bank Tower Pari Passu Loan to the extent set forth in the Greenwich 2003-C2 Pooling and Servicing Agreement. Such Advances will be made on generally the same terms and conditions described above. The Greenwich 2003-C2 Master Servicer under the Greenwich 2003-C2 Pooling and Servicing Agreement will be required to make any P&I Advance with respect to the U.S. Bank Tower Pari Passu Loan that the Greenwich 2003-C2 Master Servicer is required but fails to make, unless the Greenwich 2003-C2 Master Servicer or the master servicer under the Pooling and Servicing Agreement has determined that such advance would not be recoverable from collections on the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loan, as applicable. The Greenwich 2003-C2 Master Servicer will be entitled to reimbursement from those collections, with interest, for advances made by it with respect to the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loan, as the case may be, on an equal and pro rata basis. The amount of those advances may be reduced based on an appraisal performed by the Greenwich 2003-C2 Special Servicer, which reduction will be calculated with respect to the U.S. Bank Tower Pari Passu Loan, in a manner substantially similar to the calculation described in the second preceding paragraph.

         With respect to any mortgage loan that is delinquent in respect of its Balloon Payment, including any REO Property as to which the related mortgage loan provided for a Balloon Payment, P&I Advances will be required in an amount equal to the Assumed Scheduled Payment, less the related Master Servicing Fee, the Excess Servicing Fee, the Primary Servicing Fee and any other servicing fees payable from such Assumed Scheduled Payment, subject to the same conditions and limitations, as described above, that apply to P&I Advances of other Scheduled Payments.

         The master servicer will be entitled to interest on P&I Advances, which interest will accrue at the Advance Rate. This interest and any interest on other Advances, including interest on servicing advances made by the applicable Non-Serviced Mortgage Loan Master Servicer in respect of the related Non-Serviced Mortgage Loan, will result in a reduction in amounts payable on the certificates, to the extent that interest is not otherwise offset in accordance with the Pooling and Servicing Agreement and any related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

         P&I Advances and interest accrued thereon at the Advance Rate will be reimbursable or payable from recoveries on the related mortgage loans and, to the extent the master servicer or the special servicer determines in its sole discretion, exercised in good faith, that a P&I Advance will not be ultimately recoverable from related recoveries, from funds on deposit in the Certificate Account and Distribution Account as described under "--Reimbursement of Advances" below. In no event will the master servicer be required to make aggregate P&I Advances with respect to any mortgage loan which, when including the amount of interest accrued on such advances at the Advance Rate, equals an amount greater than the Scheduled Principal Balance plus all overdue amounts on such mortgage loan, less any Appraisal Reductions with respect to such mortgage loan.

         Subject to certain exceptions, the right of the master servicer to reimbursement or payment out of recoveries will be prior to the right of the Certificateholders to receive any amounts recovered with respect to any mortgage loan. If the master servicer fails to make a required P&I Advance, the trustee is required to make such P&I Advance, and if the trustee fails to make a required P&I Advance, the fiscal agent is required to make such P&I Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

         Notwithstanding the foregoing, with respect to any Non-Serviced Mortgage Loan, the master servicer, the trustee and fiscal agent will be required to rely on the determination of any master servicer, trustee or fiscal agent for the securitization of any related Non-Serviced Companion Mortgage Loan that a particular advance with respect to principal or interest and relating to such other securitization is, or would if made be, ultimately nonrecoverable from collections on such Non-Serviced Mortgage Loan Group. The securitization documents for a Non-Serviced Companion Mortgage Loan may provide for a nonrecoverability determination that differs from the basis for determining nonrecoverability of P&I Advances on the mortgage loans by the master servicer. Because of the foregoing, P&I Advances with respect to any Non-Serviced Mortgage Loans as to which advancing is provided for under the Pooling and Servicing Agreement could terminate earlier than would have been the case if such determination were made solely pursuant to the Pooling and Servicing Agreement.

Servicing Advances

         Servicing Advances, in all cases, will be reimbursable as described below. The master servicer will be permitted to pay, or to direct the payment of, certain servicing expenses directly out of the Certificate Account or Distribution Account and under certain circumstances without regard to the relationship between the expense and the funds from which it is being paid.

         With respect to the mortgaged properties securing the mortgage loans, the master servicer will be obligated to make, and the special servicer may make, Servicing Advances for, among other things, real estate taxes and insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates and not paid by the related borrower, on a timely basis and for collection or foreclosure costs, including reasonable attorneys fees. With respect to REO Properties, the master servicer will be obligated to make, and the special servicer may make, Servicing Advances, if necessary and to the extent that funds from the operation of the related REO Property are unavailable to pay any amounts due and payable, for:

o insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates;

o items such as real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien;

o    any ground rents in respect of such REO Property; and

o other costs and expenses necessary to maintain, manage or operate such REO Property.

         Notwithstanding the foregoing, the master servicer will be obligated to make such Servicing Advances only to the extent that the master servicer or the special servicer has not determined, as described below, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or proceeds of mortgage loan repurchases (or from any other collections), in respect of such mortgage loan or REO Property.

         The master servicer and the special servicer may incur certain costs and expenses in connection with the servicing of a mortgage loan, any Serviced Companion Mortgage Loan, any B Note or the administration of REO Property. Servicing Advances, including interest accrued thereon at the Advance Rate, will be reimbursable from recoveries or collections on the related mortgage loan (and, if applicable, the related Serviced Companion Mortgage Loan or B Note) or REO Property. However, if the master servicer or the special servicer, as applicable, determines, as described below, that any Servicing Advance previously made, and accrued interest thereon at the Advance Rate, will not be ultimately recoverable from such related recoveries, such advances will generally be reimbursable from amounts on deposit in the Certificate Account or Distribution Account as described under "--Reimbursement of Advances" below. If the master servicer fails to make a required Servicing Advance, the trustee is required to make such Servicing Advance, and if the trustee fails to make a required Servicing Advance, the fiscal agent is required to make such Servicing Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

         In general, none of the master servicer, the special servicer, the trustee or the fiscal agent will be required to make any Servicing Advances with respect to any Non-Serviced Mortgage Loan under the Pooling and Servicing Agreement. Those advances will be made by the applicable Non-Serviced Mortgage Loan Master Servicer, the applicable Non-Serviced Mortgage Loan Special Servicer and/or another party under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement on generally the same terms and conditions as are applicable under the Pooling and Servicing Agreement. If any Servicing Advances are made with respect to any Non-Serviced Mortgage Loan Group under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement, the party making that advance will be entitled to be reimbursed with interest thereon.

Reimbursement of Advances

         Any monthly P&I Advance or Servicing Advance (in either case, with interest) that has been determined to be nonrecoverable from the particular mortgage loan to which it relates will be reimbursable from the Certificate Account in the collection period in which the nonrecoverability determination is made. Any reimbursement of nonrecoverable advances will be made first from amounts in the Certificate Account that are allocable to principal received with respect to the mortgage pool during the collection period in which the reimbursement is made, prior to reimbursement from other collections (including interest) received during that collection period (and similarly, in subsequent periods, from principal first and then from other collections). If interest on the mortgage loans is used to reimburse such nonrecoverable advances, then the party entitled to such reimbursement has agreed to notify the rating agencies at least fifteen (15) days prior to such use. If the amount in the Certificate Account allocable to principal received with respect to the mortgage loans is insufficient to fully reimburse the party entitled to reimbursement, then such party may elect at its sole option to defer reimbursement of the portion that exceeds such amount allocable to principal (in which case interest will continue to accrue on the unreimbursed portion of the advance). If a monthly P&I Advance or Servicing Advance is made with respect to a mortgage loan after a default thereon and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those advances (together with interest thereon) in full at the time of the workout (but such amounts become an obligation of the borrower to be paid in the future), then such advance, unless determined to be nonrecoverable, will be reimbursable only from amounts in the Certificate Account that represent principal on the mortgage loans. To the extent that the reimbursement is made from principal collections, the Principal Distribution Amount otherwise payable on the certificates on the related distribution date will be reduced and, in the case of reimbursement of nonrecoverable advances, a Realized Loss will be allocated (in reverse sequential order in accordance with the loss allocation rules described above under "--Subordination; Allocation of Losses and Certain Expenses") to reduce the total principal balance of the certificates on that distribution date. Any provision in the Pooling and Servicing Agreement for any Servicing Advance or P&I Advance by the master servicer, the special servicer, the trustee or the fiscal agent is intended solely to provide liquidity for the benefit of the Certificateholders and not as credit support or otherwise to impose on any such person or entity the risk of loss with respect to one or more of the mortgage loans.

Nonrecoverable Advances

         The determination that any P&I Advance or Servicing Advance, previously made or proposed to be made, would not be recoverable will be made in the sole discretion of the master servicer or special servicer, as applicable (subject to the reliance on the determination of nonrecoverability in respect of Non-Serviced Mortgage Loans described above), exercising good faith, and is required to be accompanied by an officer's certificate delivered to the trustee, the special servicer or the master servicer (as applicable), the operating adviser, the Rating Agencies, the paying agent and us (and the holders of the Serviced Companion Mortgage Loan if the Servicing Advance relates to a Loan
Pair) and setting forth the reasons for such determination, with copies of appraisals or internal valuations, if any, or other information that supports such determination. The master servicer's or special servicer's determination of nonrecoverability will be conclusive and binding upon the Certificateholders, the trustee and the fiscal agent. The trustee and the fiscal agent will be entitled to rely conclusively on any determination by the master servicer or special servicer of nonrecoverability with respect to such Advance and will have no obligation, but will be entitled, to make a separate determination of recoverability.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

Paying Agent Reports

         Based solely on information provided in monthly reports prepared by the master servicer and the special servicer and delivered to the trustee and the paying agent, the paying agent will be required to provide or make available to each Certificateholder on each Distribution Date:

         (a) A statement (in the form of Appendix V) setting forth, to the extent applicable:

                  (i) the amount, if any, of such distributions to the holders of each class of Principal Balance Certificates applied to reduce the aggregate Certificate Balance of such class;

                  (ii) the amount of such distribution to holders of each class of certificates allocable to (A) interest and
                           (B) Prepayment Premiums or Yield Maintenance Charges;

                  (iii) the number of outstanding mortgage loans and the aggregate principal balance and Scheduled Principal Balance of the mortgage loans at the close of business on the related Determination Date;

                  (iv) the number and aggregate Scheduled Principal Balance of mortgage loans:

                           (A)      delinquent 30 to 59 days,

                           (B)      delinquent 60 to 89 days,

                           (C)      delinquent 90 days or more,

                           (D) as to which foreclosure proceedings have been commenced, or

                           (E) as to which bankruptcy proceedings have been commenced;

                  (v) with respect to any REO Property included in the trust, the principal balance of the related mortgage loan as of the date of acquisition of the REO Property and the Scheduled Principal Balance of the mortgage loan;

                  (vi)     as of the related Determination Date:

                           (A) as to any REO Property sold during the related Collection Period, the date of the related determination by the special servicer that it has recovered all payments which it expects to be finally recoverable and the amount of the proceeds of such sale deposited into the Certificate Account, and

                           (B) the aggregate amount of other revenues collected by the special servicer with respect to each REO Property during the related Collection Period and credited to the Certificate Account, in each case identifying such REO Property by the loan number of the related mortgage loan;

                  (vii) the aggregate Certificate Balance or Notional Amount of each class of certificates before and after giving effect to the distribution made on such Distribution Date;

                  (viii) the aggregate amount of Principal Prepayments made during the related Collection Period;

                  (ix) the Pass-Through Rate applicable to each class of certificates for such Distribution Date;

                  (x) the aggregate amount of servicing fees paid to the master servicer, the Primary Servicers and the special servicer and the holders of the rights to Excess Servicing Fees;

                  (xi) the amount of Unpaid Interest, Realized Losses or Expense Losses, if any, incurred with respect to the mortgage loans, including a break out by type of such Expense Losses on an aggregate basis;

                  (xii) the aggregate amount of Servicing Advances and P&I Advances outstanding, separately stated, that have been made by the master servicer, the special servicer, the trustee and the fiscal agent and the aggregate amount of Servicing Advances and P&I Advances made by the applicable Non-Serviced Mortgage Loan Master Servicer in respect of the Non-Serviced Mortgage Loans;

                  (xiii) the amount of any Appraisal Reductions effected during the related Collection Period on a loan-by-loan basis and the total Appraisal Reductions in effect as of such Distribution Date; and

                  (xiv) such other information and in such form as will be specified in the Pooling and Servicing Agreement.

         (b) A report containing information regarding the mortgage loans as of the end of the related Collection Period, which report will contain substantially the categories of information regarding the mortgage loans presented in Appendix I and will be presented in a tabular format substantially similar to the format utilized in Appendix I.

         The reports described in clauses (a) and (b) above may be combined into one report for purposes of dissemination.

         In the case of information furnished pursuant to subclauses (a)(i),
(a)(ii) and (a)(xi) above, the amounts shall be expressed as a dollar amount per $1,000 of original actual principal amount of the certificates for all certificates of each applicable Class.

         The paying agent will make the foregoing reports and certain other information available each month to any interested party via the paying agent's website, which shall initially be located at www.ctslink.com/cmbs. In addition, the paying agent will also make certain other additional reports available via the paying agent's website on a restricted basis to the Depositor and its designees, the Rating Agencies, the parties to the Pooling and Servicing Agreement, the Underwriters, Certificateholders and any prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification satisfactory to the paying agent. For assistance with the paying agent's website, investors may call 301-815-6600. The trustee and the paying agent will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. In addition, the trustee and the paying agent may disclaim responsibility for any information of which it is not the original source.

         In connection with providing access to the paying agent's website, the paying agent may require registration and the acceptance of a disclaimer. The trustee and the paying agent will not be liable for the dissemination of information in accordance with the Pooling and Servicing Agreement.

         On an annual basis, the master servicer is required to deliver the Annual Report to the trustee and the paying agent, which will make such report available as described above to the Underwriters, the Certificateholders, the Depositor and anyone the Depositor or any Underwriter reasonably designates, the special servicer, and the Rating Agencies.

         The paying agent shall make available at its corporate trust offices (either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any certificateholder, any certificate owner, any prospective investor, the Underwriters, each Rating Agency, the special servicer, the Depositor and the holder of any Serviced Companion Mortgage Loan, originals or copies of, among other things, the following items: (i) the most recent property inspection reports in the possession of the paying agent in respect of each mortgaged property and REO Property, (ii) the most recent mortgaged property/REO Property annual operating statement and rent roll, if any, collected or otherwise obtained by or on behalf of the master servicer or the special servicer and delivered to the paying agent, (iii) any Phase I environmental report or engineering report prepared or appraisals performed in respect of each mortgaged property; provided, however, that the paying agent shall be permitted to require payment by the requesting party (other than either Rating Agency or the Operating Adviser) of a sum sufficient to cover the reasonable expenses actually incurred by the paying agent of providing access or copies (including electronic or digital copies) of any such information reasonably requested in accordance with the preceding sentence.

Other Information

         The Pooling and Servicing Agreement generally requires that the paying agent or, with respect to the mortgage loan files, the trustee make available, at their respective corporate trust offices or at such other office as they may reasonably designate, during normal business hours, upon reasonable advance notice for review by any Certificateholder, the holder of a B Note, the holder of any Serviced Companion Mortgage Loan, each Rating Agency or the Depositor, originals or copies of, among other things, the following items, except to the extent not permitted by applicable law or under any of the mortgage loan documents:

o    the Pooling and Servicing Agreement and any amendments to it;

o all reports or statements delivered to holders of the relevant class of certificates since the Closing Date;

o    all officer's certificates delivered to the paying agent since the Closing
     Date;

o    all accountants' reports delivered to the paying agent since the Closing
     Date;

o    the mortgage loan files;

o any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the master servicer and/or the special servicer; and

o any and all officer's certificates and other evidence delivered to the paying agent to support the master servicer's determination that any Advance was not or, if made, would not be, recoverable.

         Copies of any and all of the foregoing items and any servicer reports will be available from the paying agent (or, with respect to the mortgage loan files, the trustee) upon request; however, the paying agent or trustee will be permitted to require the requesting party to pay a sum sufficient to cover the reasonable costs and expenses of providing such copies (except that such items will be furnished to the Operating Adviser without charge if such request is not excessive in the judgment of the paying agent or the trustee, as applicable). Recipients of such information will generally be required to acknowledge that such information may be used only in connection with an evaluation of the certificates by such recipient.

Book-Entry Certificates

         Until such time, if any, as definitive certificates are issued in respect of the offered certificates, the foregoing information and access will be available to the related Certificate Owners only to the extent it is forwarded by, or otherwise available through, DTC and its Participants or otherwise made available publicly by the paying agent. The manner in which notices and other communications are conveyed by DTC to its Participants, and by such Participants to the Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         The master servicer, the special servicer, the paying agent and the Depositor are required to recognize as Certificateholders only those persons in whose names the certificates are registered with the certificate registrar as of the related Record Date; however, any Certificate Owner that has delivered to the certificate registrar a written certification, in the form prescribed by the Pooling and Servicing Agreement, regarding such Certificate Owner's beneficial ownership of offered certificates will be recognized as a Certificateholder for purposes of obtaining the foregoing information and access.

EXAMPLE OF DISTRIBUTIONS

         The following chart sets forth an example of distributions on the certificates as if the certificates had been issued in February 2004:

                 The close of business on

                 February 1                           (A)      Cut-off Date.

                 February 27                          (B)      Record Date for all Classes of Certificates.

                 February 2 - March 8                 (C)      The Collection Period. The master servicer
                                                               receives Scheduled Payments due after the
                                                               Cut-off Date and any Principal Prepayments
                                                               made after the Cut-off Date and on or prior
                                                               to March 8.

                 March 8                              (D)      Determination Date.

                 March 12                             (E)      Master Servicer Remittance Date.

                 March 15                             (F)      Distribution Date.

         Succeeding monthly periods follow the pattern of (B) through (F) (except as described below).

         (A) The outstanding principal balance of the mortgage loans will be the aggregate outstanding principal balance of the mortgage loans at the close of business on the Cut-off Date, after deducting principal payments due on or before such date, whether or not received. Principal payments due on or before such date, and the accompanying interest payments, are not part of the trust.

         (B) Distributions on the next Distribution Date will be made to those persons that are Certificateholders of record on this date. Each subsequent Record Date will be the last business day of the month preceding the month in which the related Distribution Date occurs.

         (C) Any Scheduled Payments due and collected and Principal Prepayments collected, after the Cut-off Date and on or prior to March 8, 2004 will be deposited in the Certificate Account. Each subsequent Collection Period will begin on the day after the Determination Date in the month preceding the month of each Distribution Date and will end on the Determination Date in the month in which the Distribution Date occurs. In the case of certain mortgage loans identified in a schedule to the Pooling and Servicing Agreement as to which the Scheduled Payment is due on a Due Date that may occur after, but in the same calendar month as, the last day of a given Collection Period, certain payments that are either received before the Distribution Date or advanced in respect of such Scheduled Payment (or, if applicable, Assumed Scheduled Payment) will, to the extent provided in the Pooling and Servicing Agreement, be deemed to be included in that Collection Period.

         (D) As of the close of business on the Determination Date, the master servicer will have determined the amounts of principal and interest that will be remitted with respect to the related Collection Period.

         (E) The master servicer will remit to the paying agent no later than the business day prior to the related Distribution Date all amounts held by the master servicer, and any P&I Advances required to be made by the master servicer, that together constitute the Available Distribution Amount for such Distribution Date.

         (F) The paying agent will make distributions to Certificateholders on the 13th day of each month or, if such day is not a business day, the next succeeding business day.

THE TRUSTEE AND THE FISCAL AGENT

The Trustee

         LaSalle Bank National Association will act as the trustee. LaSalle Bank National Association is a subsidiary of the fiscal agent. The trustee, is at all times required to be, and will be required to resign if it fails to be, (i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association, organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and
(iii) an institution whose short-term debt obligations are at all times rated not less than "Prime-1" by Moody's and whose long-term senior unsecured debt, or that of its fiscal agent, if applicable, is rated not less than "AA-" by Fitch (or "A+" by Fitch if such institution's short-term debt obligations are rated at least "F-1" by Fitch) and "Aa3" by Moody's, or otherwise acceptable to the Rating Agencies as evidenced by a confirmation from each Rating Agency that such trustee will not cause a downgrade, withdrawal or qualification of the then current ratings of any class of certificates. The corporate trust office of the trustee responsible for administration of the trust is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Asset-Backed Securities Trust Services Group - Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP13. As of June 30, 2003, the trustee had assets of approximately $61 billion. See "Description of the Agreements--Duties of the Trustee", "Description of the Agreements--Matters Regarding the Trustee" and "Description of the Agreements--Resignation and Removal of the Trustee" in thE prospectus.

The Fiscal Agent

         ABN AMRO Bank N.V., a Netherlands banking corporation and the indirect corporate parent of the trustee will act as fiscal agent for the trust and will be obligated to make any Advance required to be made, and not made, by the master servicer and the trustee under the Pooling and Servicing Agreement, provided that the fiscal agent will not be obligated to make any Advance that it deems to be a Nonrecoverable Advance. The fiscal agent will be entitled -- but not obligated -- to rely conclusively on anY determination by the master servicer, the special servicer -- solely in the case of Servicing Advances -- or the trustee that aN Advance, if made, would be a Nonrecoverable Advance. The fiscal agent will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as, but prior to, the master servicer and the trustee. See "--Advances" above. The fiscal agent will be entitled to various rights, protections and indemnities similar to those afforded the trustee. The trustee will be responsible for payment of the compensation of the fiscal agent. As of September 30, 2003, the fiscal agent had consolidated assets of approximately $697 billion. The long-term unsecured debt of ABN AMRO Bank N.V. is rated "Aa3" by Moody's and "AA-" by Fitch. In the event that LaSalle Bank National Association shall, for any reason, cease to act as trustee under the Pooling and Servicing Agreement, ABN AMRO Bank N.V. likewise shall no longer serve in the capacity of fiscal agent under the Pooling and Servicing Agreement.

THE PAYING AGENT, CERTIFICATE REGISTRAR AND AUTHENTICATING AGENT

         Wells Fargo Bank, National Association ("Wells Fargo") will serve as the paying agent (in such capacity, the "paying agent"). In addition, Wells Fargo will serve as registrar (in such capacity, the "certificate registrar") for purposes of recording and otherwise providing for the registration of the offered certificates and of transfers and exchanges of the definitive certificates, if issued, and as authenticating agent of the certificates (in such capacity, the "authenticating agent"). Wells Fargo maintains an office at Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0113 for certificate transfers and exchanges. Wells Fargo is also the master servicer. As compensation for the performance of its duties as paying agent, certificate registrar and authenticating agent, Wells Fargo will be paid a portion of the monthly Trustee Fee as set forth in the Pooling and Servicing Agreement.

         The trustee, the fiscal agent, the certificate registrar and the paying agent and each of their respective directors, officers, employees, agents and controlling persons will be entitled to indemnification from the trust against any loss, liability or expense incurred in connection with any legal action incurred without negligence or willful misconduct on their respective parts, arising out of, or in connection with the Pooling and Servicing Agreement and the certificates.

EXPECTED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

         The Expected Final Distribution Date for each class of certificates presented under "Summary of Prospectus Supplement--Expected Final Distribution Date" in this prospectus supplement is the date on which such Class is expected to be paid in full, assuming timely payments and no Principal Prepayments (other than payments with respect to ARD Loans on their Anticipated Repayment Dates) will be made on the mortgage loans in accordance with their terms and otherwise based on the Structuring Assumptions.

         The Rated Final Distribution Date of each class of certificates is the Distribution Date in September, 2045.

         The ratings assigned by the Rating Agencies to each class of Principal Balance Certificates reflects an assessment of the likelihood that the Certificateholders of such Class will receive, on or before the Rated Final Distribution Date, all principal distributions to which they are entitled.


AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

         The Pooling and Servicing Agreement may be amended from time to time by the parties to the Pooling and Servicing Agreement, without notice to or the consent of any of the Holders, to do the following:

o    to cure any ambiguity;

o to cause the provisions in the Pooling and Servicing Agreement to conform to or be consistent with or in furtherance of the statements made with respect to the certificates, the trust or the Pooling and Servicing Agreement in this prospectus supplement, the accompanying prospectus or the memorandum under which certain of the Subordinate Certificates are being offered, or to correct or supplement any provision which may be inconsistent with any other provisions;

o to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the status of each REMIC (or the grantor trust created from the related portion of the trust) for the purposes of federal income tax law (or comparable provisions of state income tax law);

o to make any other provisions with respect to matters or questions arising under or with respect to the Pooling and Servicing Agreement not inconsistent with the provisions therein;

o to modify, add to or eliminate the provisions in the Pooling and Servicing Agreement relating to transfers of residual certificates;

o to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to list the certificates on a stock exchange, including, without limitation, the appointment of one or more sub-paying agents and the requirement that certain information be delivered to such sub-paying agents;

o to modify the provisions relating to the timing of reimbursements of Servicing Advances or P&I Advances in order to conform them to the commercial mortgage-backed securities industry standard for such provisions; or

o any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such Certificateholder consents).

         No such amendment effected pursuant to the first, second or fourth bullet above may (A) adversely affect in any material respect the interests of any Certificateholder not consenting to such amendment without the consent of 100% of the Certificateholders (if adversely affected) or (B) adversely affect the status of any REMIC (or the grantor trust created from the related portion of the trust). Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the trustee may require an opinion of counsel.

         The Pooling and Servicing Agreement may also be amended from time to time by the agreement of the parties to the Pooling and Servicing Agreement (without the consent of the Certificateholders) and with the written confirmation of the Rating Agencies that such amendment would not cause the ratings on any class of certificates to be qualified, withdrawn or downgraded; provided, however, that such amendment may not effect any of the items set forth in the bullet points contained in the next succeeding paragraph. The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the aggregate certificate balance of the certificates then outstanding (as calculated under the Pooling and Servicing Agreement), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders or such holders; provided that no such amendment may:

o reduce in any manner the amount of, or delay the timing of the distributions required to be made on any certificate without the consent of the Holder of such certificate;

o reduce the aforesaid percentages of aggregate certificate percentage or certificate balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each class of certificates affected thereby;

o no such amendment may eliminate the master servicer's, the trustee's or the fiscal agent's obligation to advance or alter the Servicing Standard except as may be necessary or desirable to comply with Sections 860A through 860G of the Code and related Treasury Regulations and rulings promulgated under the Code; or

o adversely affect the status of any REMIC for federal income tax purposes, without the consent of 100% of the Certificateholders (including the Class R-I, Class R-II and Class R-III Certificateholders). The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

         The yield to maturity on the offered certificates will be affected by the price paid by the Certificateholder, the related Pass-Through Rates and the rate, timing and amount of distributions on such offered certificates. The rate, timing and amount of distributions on any such certificate will in turn depend on, among other things:

o    the Pass-Through Rate for such certificate;

o the rate and timing of principal payments, including Principal Prepayments, and other principal collections on the mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with Material Breaches of representations and warranties and Material Document Defects or the exercise of a purchase option by a holder of a subordinate note or a mezzanine loan) and the extent to which such amounts are to be applied in reduction of the Certificate Balance or Notional Amount of such certificate;

o the rate, timing and severity of Realized Losses and Expense Losses and the extent to which such losses and expenses are allocable in reduction of the Certificate Balance or Notional Amount of such certificate or in reduction of amounts distributable thereon; and

o the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the Distributable Certificate Interest Amount payable on such certificate.

         In addition, the effective yield to holders of the offered certificates will differ from the yield otherwise produced by the applicable Pass-Through Rate and purchase prices of such certificates because interest distributions will not be payable to such holders until at least the 13th day of the month following the month of accrual without any additional distribution of interest or earnings thereon in respect of such delay.

PASS-THROUGH RATES

         The interest rates on one or more classes of certificates may be based on a weighted average of the mortgage loan interest rates net of the Administrative Cost Rate, which is calculated based upon the respective principal balances of the mortgage loans. In addition, the interest rate on one or more classes of certificates may be capped at such weighted average rate. Accordingly, the yield on those classes of certificates may be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary and involuntary prepayments and any unscheduled collections of principal and/or any experience of Realized Losses as a result of liquidations of mortgage loans. In general, the effect of any such changes on such yields and Pass-Through Rates for such certificates will be particularly adverse to the extent that mortgage loans with relatively higher mortgage rates experience faster rates of such scheduled amortization, voluntary prepayments and unscheduled collections or Realized Losses than mortgage loans with relatively lower mortgage rates.

RATE AND TIMING OF PRINCIPAL PAYMENTS

         The yield to maturity on the Class X-1 Certificates (and to a lesser extent, the Class X-2 Certificates) will be extremely sensitive to, and the yield to maturity on any class of offered certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the aggregate Certificate Balance or Notional Amount of such class of certificates. As described herein, the Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Certificates until their Certificate Balance is reduced to zero, and will thereafter be distributable entirely in respect of each other class of Principal Balance Certificates, in descending alphabetical order of Class designation, in each case until the aggregate Certificate Balance of such class of certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the aggregate Certificate Balance of each class of offered certificates will be directly related to the rate and timing of principal payments on or in respect of the mortgage loans, which will in turn be affected by the amortization schedules of such mortgage loans, the dates on which Balloon Payments are due, any extension of maturity dates by the special servicer, the rate and timing of any reimbursement of the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, out of the Certificate Account of nonrecoverable advances or advances remaining unreimbursed on a modified mortgage loan on the date of such modification (together with interest on such advances), and the rate and timing of Principal Prepayments and other unscheduled collections thereon, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, repurchases as a result of a seller's breach of representations and warranties or material defects in a mortgage loan's documentation and other purchases of mortgage loans out of the trust.

         Although the borrower under an ARD Loan may have incentives to prepay the ARD Loan on its Anticipated Repayment Date, there is no assurance that the borrower will be able to prepay an ARD Loan on its Anticipated Repayment Date. The failure of the borrower to prepay an ARD Loan on its Anticipated Repayment Date will not be an event of default under the terms of that mortgage loan. However, the Pooling and Servicing Agreement will require action to be taken to enforce the trust's right to apply excess cash flow generated by the mortgaged property to the payment of principal in accordance with the terms of the ARD Loan documents.

         Prepayments and, assuming the respective maturity dates therefor have not occurred, liquidations of the mortgage loans will result in distributions on the certificates of amounts that would otherwise be distributed over the remaining terms of the mortgage loans and will tend to shorten the weighted average lives of the Principal Balance Certificates. Any early termination of the trust as described herein under "Description of the Offered Certificates--Optional Termination" will also shorten the weighted average lives of those certificates then outstanding. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans, and, accordingly, on the Principal Balance Certificates, while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average lives of those certificates. See "Servicing of the Mortgage Loans--Mortgage Loan Modifications" in this prospectus supplement.

         The extent to which the yield to maturity of any offered certificate may vary from the anticipated yield will depend upon the degree to which such certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in turn are distributed or otherwise result in a reduction of the aggregate Certificate Balance or Notional Amounts of its Class. An investor should consider, in the case of any such certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

         In general, if an offered certificate is purchased at a discount or premium, the earlier a payment of principal on the mortgage loans is distributed or otherwise results in reduction of the Certificate Balance or Notional Amounts of the related Class, the greater will be the effect on the yield to maturity of such certificate. As a result, the effect on an investor's yield of principal payments on the mortgage loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period may not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. With respect to the Class A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class X-1 and Class X-2 Certificates, the allocation of a portion of collected Prepayment Premiums or Yield Maintenance Charges to the certificates as described herein is intended to mitigate those risks; however, such allocation, if any, may be insufficient to offset fully the adverse effects on yield that such prepayments may have. The Prepayment Premium or Yield Maintenance Charge payable, if any, with respect to any mortgage loan, is required to be calculated as presented in "Appendix II - Certain Characteristics of the Mortgage Loans."

         Because the rate of principal payments on the mortgage loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal Prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

UNPAID DISTRIBUTABLE CERTIFICATE INTEREST

         If the portion of the Available Distribution Amount distributable in respect of interest on any class of certificates on any Distribution Date is less than the Distributable Certificate Interest Amount then payable for that Class, the shortfall will be distributable to holders of the class of certificates on subsequent Distribution Dates, to the extent of the Available Distribution Amount. Any such shortfall (which would not include interest shortfalls in connection with a principal prepayment accompanied by less than a full month's interest) will bear interest at the applicable Pass-Through Rate and may adversely affect the yield to maturity of the class of certificates for as long as it is outstanding.

LOSSES AND SHORTFALLS

         The yield to holders of the offered certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Realized Losses and Expense Losses will generally be applied in reverse sequential order, that is, first to the Class P Certificates, and then to the other respective Classes of Principal Balance Certificates, in ascending -- from O to A -- alphabetical order of Class designation. As to each of such classes, Realized Losses anD Expense Losses will reduce (i) first, the Certificate Balance of such class until such Certificate Balance is reduced to zero (in the case of the Principal Balance Certificates);
(ii) second, Unpaid Interest owing to such class and (iii) third, Distributable Certificate Interest owing to such class, provided, that such reductions shall be allocated among the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates and, as to their interest entitlements only, the Class X-1 Certificates and Class X-2 Certificates, pro rata, based upon their outstanding Certificate Balances or accrued interest, as the case may be. Net Aggregate Prepayment Interest Shortfalls will be borne by the holders of each class of certificates, pro rata as described herein, in each case reducing interest otherwise payable thereon. Shortfalls arising from delinquencies and defaults, to the extent the master servicer determines that P&I Advances would be nonrecoverable, Appraisal Reductions, Expense Losses and Realized Losses generally will result in, among other things, a shortfall in current or ultimate distributions to the most subordinate class of certificates outstanding.

RELEVANT FACTORS

         The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors including, without limitation, payments of principal arising from repurchases of mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with breaches of representations and warranties and otherwise), prevailing interest rates, the terms of the mortgage loans--for example, provisions prohibiting Principal Prepayments for certain periods and/or requiring the payment of Prepayment Premiums or Yield Maintenance Charges, due-on-sale and due-on-encumbrance provisions, and amortization terms that require Balloon Payments--the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" in this prospectus supplement and "Risk Factors" in the prospectus.

         The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. A requirement that a prepayment be accompanied by a Prepayment Premium or Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

         Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell mortgaged properties prior to the exhaustion of tax depreciation benefits.

         We make no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans, as to the relative importance of such factors, as to the percentage of the principal balance of the mortgage loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the mortgage loans.

WEIGHTED AVERAGE LIFE

         Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of any Principal Balance Certificate will be influenced by, among other things, the rate at which principal on the mortgage loans is paid or otherwise collected or advanced and applied to reduce the Certificate Balance of such certificate.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the Constant Prepayment Rate or CPR model. The CPR model represents an assumed constant rate of prepayment each month expressed as a percentage of the then outstanding principal balance of all of the mortgage loans. We make no representation as to the appropriateness of using the CPR model for purposes of analyzing an investment in the offered certificates.

         The following tables indicate the percent of the initial Certificate Balance of each class of offered certificates after each of the dates shown and the corresponding weighted average life of each such class of the certificates, if the Mortgage Pool were to prepay at the indicated levels of CPR, and sets forth the percentage of the initial Certificate Balance of such certificates that would be outstanding after each of the dates shown. The tables below have also been prepared generally on the basis of the Structuring Assumptions.

         The mortgage loans do not have all of the characteristics of the Structuring Assumptions. To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables, the Classes of Certificates analyzed in the tables may mature earlier or later than indicated by the tables and therefore will have a corresponding decrease or increase in weighted average life. Additionally, mortgage loans generally do not prepay at any constant rate. Accordingly, it is highly unlikely that the mortgage loans will prepay in a manner consistent with the Structuring Assumptions. Furthermore, it is unlikely that the mortgage loans will experience no defaults or losses. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial Certificate Balances, and shorten or extend the weighted average lives, shown in the following tables. These variations may occur even if the average prepayment experience of the mortgage loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the mortgage loans may be expected to prepay.

         For the purposes of each table, the weighted average life of a certificate is determined by:

o multiplying the amount of each reduction in the Certificate Balance thereon by the number of years from the date of issuance of the certificate to the related Distribution Date;

o    summing the results; and

o dividing the sum by the aggregate amount of the reductions in the Certificate Balance of such certificate.

         The characteristics of the mortgage loans differ in substantial respects from those assumed in preparing the tables below, and the tables are presented for illustrative purposes only. In particular, it is unlikely that the Mortgage Pool will not experience any defaults or losses, or that the Mortgage Pool or any mortgage loan will prepay at any constant rate. Therefore, there can be no assurance that the mortgage loans will prepay at any particular rate.



           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
---------------------------------        ---------    --------     --------     ---------    ----------
Closing Date                               100%         100%         100%          100%         100%
February 2005                               88%          88%          88%           88%          88%
February 2006                               75%          75%          75%           75%          75%
February 2007                               60%          60%          60%           60%          60%
February 2008                               44%          44%          44%           43%          36%
February 2009                               0%           0%            0%           0%           0%
Weighted average life (years)              3.21         3.20         3.20         3.19         3.14


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE CLASS A-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
---------------------------------        ---------    --------     --------     ---------    ----------
Closing Date                               100%         100%          100%         100%         100%
February 2005                              100%         100%          100%         100%         100%
February 2006                              100%         100%          100%         100%         100%
February 2007                              100%         100%          100%         100%         100%
February 2008                              100%         100%          100%         100%         100%
February 2009                               70%          70%           70%          70%          70%
February 2010                               59%          59%           59%          59%          59%
February 2011                               0%           0%            0%           0%           0%
Weighted average life (years)              5.97         5.96          5.96         5.95         5.86

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE CLASS A-3 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
---------------------------------        ---------    --------     --------     ---------    ----------
Closing Date                               100%         100%          100%         100%         100%
February 2005                              100%         100%          100%         100%         100%
February 2006                              100%         100%          100%         100%         100%
February 2007                              100%         100%          100%         100%         100%
February 2008                              100%         100%          100%         100%         100%
February 2009                              100%         100%          100%         100%         100%
February 2010                              100%         100%          100%         100%         100%
February 2011                               58%          58%           58%          58%          58%
February 2012                               42%          42%           42%          42%          42%
February 2013                               12%          11%           10%          9%           0%
February 2014                               0%           0%            0%           0%           0%
Weighted average life (years)              7.76         7.76          7.75         7.75         7.69


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE CLASS A-4 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
---------------------------------        ---------    --------     --------     ---------    ----------
Closing Date                               100%         100%          100%         100%         100%
February 2005                              100%         100%          100%         100%         100%
February 2006                              100%         100%          100%         100%         100%
February 2007                              100%         100%          100%         100%         100%
February 2008                              100%         100%          100%         100%         100%
February 2009                              100%         100%          100%         100%         100%
February 2010                              100%         100%          100%         100%         100%
February 2011                              100%         100%          100%         100%         100%
February 2012                              100%         100%          100%         100%         100%
February 2013                              100%         100%          100%         100%         100%
February 2014                               0%           0%            0%           0%           0%
Weighted average life (years)              9.72         9.71          9.69         9.65         9.45


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
---------------------------------        ---------    --------     --------     ---------    ----------
Closing Date                               100%         100%          100%         100%         100%
February 2005                              100%         100%          100%         100%         100%
February 2006                              100%         100%          100%         100%         100%
February 2007                              100%         100%          100%         100%         100%
February 2008                              100%         100%          100%         100%         100%
February 2009                              100%         100%          100%         100%         100%
February 2010                              100%         100%          100%         100%         100%
February 2011                              100%         100%          100%         100%         100%
February 2012                              100%         100%          100%         100%         100%
February 2013                              100%         100%          100%         100%         100%
February 2014                               0%           0%            0%           0%           0%
Weighted average life (years)              9.94         9.94          9.94         9.94         9.73

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS C CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
---------------------------------        ---------    --------     --------     ---------    ----------
Closing Date                               100%         100%          100%         100%         100%
February 2005                              100%         100%          100%         100%         100%
February 2006                              100%         100%          100%         100%         100%
February 2007                              100%         100%          100%         100%         100%
February 2008                              100%         100%          100%         100%         100%
February 2009                              100%         100%          100%         100%         100%
February 2010                              100%         100%          100%         100%         100%
February 2011                              100%         100%          100%         100%         100%
February 2012                              100%         100%          100%         100%         100%
February 2013                              100%         100%          100%         100%         100%
February 2014                               0%           0%            0%           0%           0%
Weighted average life (years)              9.94         9.94          9.94         9.94         9.86


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS D CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
---------------------------------        ---------    --------     --------     ---------    ----------
Closing Date                               100%         100%          100%         100%         100%
February 2005                              100%         100%          100%         100%         100%
February 2006                              100%         100%          100%         100%         100%
February 2007                              100%         100%          100%         100%         100%
February 2008                              100%         100%          100%         100%         100%
February 2009                              100%         100%          100%         100%         100%
February 2010                              100%         100%          100%         100%         100%
February 2011                              100%         100%          100%         100%         100%
February 2012                              100%         100%          100%         100%         100%
February 2013                              100%         100%          100%         100%         100%
February 2014                               88%          88%           88%          88%          88%
February 2015                               43%          43%           43%          43%          43%
February 2016                               0%           0%            0%           0%           0%
Weighted average life (years)              10.90        10.90        10.90         10.90        10.90

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS E CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

DISTRIBUTION DATE                           0%           25%          50%           75%         100%
---------------------------------        ---------    --------     --------     ---------    ----------
Closing Date                               100%         100%          100%         100%         100%
February 2005                              100%         100%          100%         100%         100%
February 2006                              100%         100%          100%         100%         100%
February 2007                              100%         100%          100%         100%         100%
February 2008                              100%         100%          100%         100%         100%
February 2009                              100%         100%          100%         100%         100%
February 2010                              100%         100%          100%         100%         100%
February 2011                              100%         100%          100%         100%         100%
February 2012                              100%         100%          100%         100%         100%
February 2013                              100%         100%          100%         100%         100%
February 2014                              100%         100%          100%         100%         100%
February 2015                              100%         100%          100%         100%         100%
February 2016                               92%          92%           92%          92%          92%
February 2017                               0%           0%            0%           0%           0%
Weighted average life (years)              12.53        12.53        12.53         12.53        12.53

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The Mortgage Pool will consist of one hundred seventy-five (175) fixed-rate, first mortgage loans with an aggregate Cut-off Date Balance of $1,210,990,408 subject to a permitted variance of plus or minus 5%. The Cut-off Date Balances of the mortgage loans range from $697,454 to $90,000,000, and the mortgage loans have an average Cut-off Date Balance of $6,919,945. Generally, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, multiple mortgaged properties securing a single mortgage loan have been treated as multiple cross-collateralized and cross-defaulted mortgage loans, each secured by one of the related mortgaged properties and each having a principal balance in an amount equal to an allocated portion of the aggregate indebtedness represented by such obligation. All numerical information concerning the mortgage loans contained in this prospectus supplement is approximate.

         The mortgage loans were originated between June 19, 2000 and December 23, 2003. As of the Cut-off Date, none of the mortgage loans was 30 days or more delinquent, or had been 30 days or more delinquent during the 12 calendar months preceding the Cut-off Date. Brief summaries of the material terms of the mortgage loans associated with the ten (10) largest mortgage loans (including crossed mortgage loans) in the Mortgage Pool are contained in Appendix III attached.

         One hundred ninety-four (194) mortgaged properties, securing mortgage loans representing 96.1% of the Initial Pool Balance, are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee simple estate in such mortgaged property. Two (2) mortgaged properties, securing mortgage loans representing 3.3% of the Initial Pool Balance, are subject to a leasehold mortgage, deed of trust or similar security instrument that creates a first mortgage lien in a leasehold interest in such mortgaged property. One (1) mortgaged property, securing a mortgage loan representing 0.6% of the Initial Pool Balance, is subject to a leasehold mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee interest in a portion of such mortgaged property and a leasehold interest in a portion of that same property.

         On the Closing Date, we will acquire the mortgage loans from the sellers, in each case pursuant to a Mortgage Loan Purchase Agreement to be entered into between us and the particular seller. We will then transfer the mortgage loans, without recourse, to the trustee for the benefit of the Certificateholders. See "--The Sellers" and "--Sale of the Mortgage Loans" below.

MATERIAL TERMS AND CHARACTERISTICS OF THE MORTGAGE LOANS

         Mortgage Rates; Calculations of Interest

         The mortgage loans bear interest at mortgage rates that will remain fixed for their entire terms. Other than any ARD Loans, no mortgage loan permits negative amortization or the deferral of accrued interest. One hundred sixty-one
(161) mortgage loans, representing 86.7% of the Initial Pool Balance, accrue interest on the basis of the actual number of days elapsed each month in a 360-day year. Fourteen (14) mortgage loans, representing 13.3% of the Initial Pool Balance, accrue interest on the basis of a 360-day year consisting of twelve 30-day months.

Property Types

         The mortgage loans consist of the following property types:

         o Retail - Eighty-three (83) of the mortgaged properties, which secure 46.4% of the Initial Pool Balance, are retail properties;

         o Office - Thirty-eight (38) of the mortgaged properties, which secure 32.0% of the Initial Pool Balance, are office properties;

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         o    Multifamily - Twenty-seven (27) of the mortgaged properties, which secure 9.0% of the Initial Pool Balance, are multifamily properties;

         o Industrial - Twenty-nine (29) of the mortgaged properties, which secure 8.1% of the Initial Pool Balance, are industrial properties;

         o Self Storage - Nine (9) of the mortgaged properties, which secure 1.8% of the Initial Pool Balance, are self storage properties;

         o Mixed Use - Six (6) of the mortgaged properties, which secure 1.2% of the Initial Pool Balance, are mixed use properties;

         o Hospitality - Two (2) of the mortgaged properties, which secure 0.8% of the Initial Pool Balance, are hospitality properties;

         o Manufactured Housing Community - Two (2) of the mortgaged properties, which secure 0.6% of the Initial Pool Balance, are manufactured housing community properties; and

         o Other - One (1) of the mortgaged properties, which secures 0.2% of the Initial Pool Balance, is a type of property (a parking lot) other than those set forth in this paragraph.

Property Location

         The following geographic areas contain the largest concentrations of mortgaged properties securing the mortgage loans: California, New York, Texas, Florida, Illinois, Arizona and New Jersey.

         o Sixty-nine (69) mortgaged properties, representing security for 27.8% of the Initial Pool Balance are located in California. Of the mortgaged properties located in California, fifty-five (55) of such mortgaged properties, representing security for 23.7% of the Initial Pool Balance, are located in Southern California, and fourteen (14) mortgaged properties, representing security for 4.1% of the Initial Pool Balance, are located in Northern California;

         o Seven (7) mortgaged properties, representing security for 7.4% of the Initial Pool Balance are located in New York;

         o Thirteen (13) mortgaged properties, representing security for 7.4% of the Initial Pool Balance are located in Texas;

         o Eight (8) mortgaged properties, representing security for 6.7% of the Initial Pool Balance are located in Florida;

         o Seven (7) mortgaged properties, representing security for 6.1% of the Initial Pool Balance are located in Illinois;

         o Eight (8) mortgaged properties, representing security for 5.9% of the Initial Pool Balance are located in Arizona; and

         o Nine (9) mortgaged properties, representing security for 5.5% of the Initial Pool Balance are located in New Jersey.

Due Dates

         One hundred seventy (170) of the mortgage loans, representing 91.1% of the Initial Pool Balance, have Due Dates on the first day of each calendar month. One (1) mortgage loan, representing 0.5% of the Initial Pool Balance,



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has a Due Date on the 3rd day of each calendar month. Two (2) mortgage loans, representing 0.7% of the Initial Pool Balance, have a Due Date on the 5th day of each calendar month. One (1) mortgage loan, representing 7.4% of the Initial Pool Balance, has a Due Date on the 8th day of each calendar month. One (1) mortgage loan, representing 0.2% of the Initial Pool Balance, has a Due Date on the 9th day of each calendar month. The mortgage loans have various grace periods prior to the imposition of late payment charges including one hundred seventy-one (171) mortgage loans, representing 95.7% of the Initial Pool Balance, with grace periods prior to the imposition of late payment charges of either 0 to 5 calendar days or 5 business days, one (1) mortgage loan, representing 0.4% of the Initial Pool Balance, with a grace period of 7 days, and three (3) mortgage loans, representing 3.9% of the Initial Pool Balance, with a grace period prior to the imposition of late payment charges of 10 calendar days.

Amortization

         The mortgage loans have the following amortization features:

         o One hundred forty-nine (149) of the mortgage loans, representing 90.1% of the Initial Pool Balance, are Balloon Loans. The amount of the Balloon Payments on those mortgage loans that accrue interest on a basis other than a 360-day year consisting of 30-day months will be greater, and the actual amortization terms will be longer, than would be the case if such mortgage loans accrued interest on the basis of a 360-day year consisting of 30-day months as a result of the application of interest and principal on such mortgage loans over time. See "Risk Factors."

         o The twenty-six (26) remaining mortgage loans, representing 9.9% of the Initial Pool Balance of the mortgage loans are fully amortizing and each is expected to have less than 5% of the original principal balance outstanding as of its respective stated maturity date.

Prepayment Restrictions

         As of the Cut-off Date, the following prepayment restrictions applied to the mortgage loans:

         o One hundred five (105) of the mortgage loans, representing 67.3% of the Initial Pool Balance, prohibit voluntary principal prepayments during the Lock-out Period but permit the related borrower (after an initial period of at least two years following the date of issuance of the certificates) to defease the loan by pledging direct, non-callable United States Treasury obligations that provide for payment on or prior to each due date and the maturity date of amounts at least equal to the amounts that would have been payable on those dates under the terms of the mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

         o Thirty-five (35) of the mortgage loans, representing 25.9% of the Initial Pool Balance, prohibit voluntary principal prepayments during a Lock-out Period and thereafter provide for Prepayment Premiums or Yield Maintenance Charges calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid.

         o Thirty-four (34) of the mortgage loans, representing 6.5% of the Initial Pool Balance, prohibits voluntary principal prepayments during a Lock-out Period, and thereafter provides for a Prepayment Premium or Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid, and also permit the related borrower, after an initial period of at least two years following the date of the issuance of the certificates, to defease the loan by pledging direct, non-callable United States Treasury obligations and obtaining the release of the mortgaged property from the lien of the mortgage.

         o One (1) of the mortgage loans, representing 0.3% of the initial outstanding pool balance, prohibits voluntary principal prepayments during a Lock-out Period, and following the Lock-out Period provides for a Prepayment Premium or Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula and 3% of the amount prepaid.

         With respect to the prepayment and defeasance provisions set forth above, certain of the mortgage loans also include provisions described below:

         o Four (4) of the mortgage loans, representing 9.4% of the Initial Pool Balance, permit the release of a mortgaged property from the lien of the mortgage if there is a defeasance of a portion of the mortgage loan in connection with such release.

         o Two (2) mortgage loans, representing 0.3% of the initial outstanding pool balance, which are cross-collateralized and cross-defaulted, permit the release of a mortgaged property from the lien of the mortgage, (i) if there is a defeasance of a portion of the mortgage loan in connection with such release or
              (ii) subject to the payment of a Prepayment Premium or Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid on a portion of the mortgage loan in connection with such release.

         o Four (4) mortgage loans, representing 5.2% of the Initial Pool Balance, which are cross-collateralized and cross-defaulted, permit the release of either of the mortgaged properties from the lien of the mortgage and the release from the cross-collateralization upon prepayment of an amount equal to at least 115% of the amount of the mortgage loan being released subject to defeasance of the loan being released or, as applicable, payment of a Yield Maintenance Charge on the full amount of the prepayment. Any amount prepaid in excess of the amount required to prepay the mortgage loan being released in full, including any defeasance fees or, as applicable, Yield Maintenance Charges, will be applied to partially prepay the remaining mortgage loan.

         o Notwithstanding the foregoing, the mortgage loans generally provide that the related borrower may prepay the mortgage loan without premium or defeasance requirements commencing one (1) to ten (10) payment dates prior to and including the maturity date or Anticipated Repayment Date.

         The method of calculation of any Prepayment Premium or Yield Maintenance Charge will vary for any mortgage loan as presented in "Appendix II
- Certain Characteristics of the Mortgage Loans."

Non-Recourse Obligations

         The mortgage loans are generally non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related mortgage loan, the holder of the mortgage loan may look only to the related mortgaged property for satisfaction of the borrower's obligations. In those cases where the loan documents permit recourse to the borrower or a guarantor, we have not evaluated the financial condition of any such person, and prospective investors should thus consider all of the mortgage loans to be non-recourse. None of the mortgage loans is insured or guaranteed by any mortgage loan seller or any of their affiliates, the United States, any government entity or instrumentality, mortgage insurer or any other person.

"Due-on-Sale" and "Due-on-Encumbrance" Provisions

         The mortgages generally contain due-on-sale and due-on-encumbrance clauses that permit the holder of the mortgage to accelerate the maturity of the related mortgage loan, any Serviced Companion Mortgage Loan or any B Note if the borrower sells or otherwise transfers or encumbers the related mortgaged property or that prohibit the borrower from doing so without the consent of the holder of the mortgage. However, the mortgage loans, any Serviced Companion Mortgage Loan and any B Note generally permit transfers of the related mortgaged property, subject to reasonable approval of the proposed transferee by the holder of the mortgage, payment of an assumption fee, which may be waived by the master servicer or the special servicer, as the case may be, or, if collected, will be paid to the master servicer or the special servicer as additional servicing compensation, and certain other conditions.

         In addition, some of the mortgage loans, any Serviced Companion Mortgage Loans and any B Notes permit the borrower to transfer the related mortgaged property or interests in the borrower to an affiliate or subsidiary of the borrower, or an entity of which the borrower is the controlling beneficial owner, or other unrelated parties, upon the satisfaction of certain limited conditions set forth in the applicable mortgage loan, Serviced Companion Mortgage Loan or B Note documents and/or as determined by the master servicer. The master servicer or the special servicer,

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as the case may be, will determine, in a manner consistent with the Servicing
Standard, whether to exercise any right it may have under any such clause to accelerate payment of the related mortgage loan, Serviced Companion Mortgage Loan or B Note upon, or to withhold its consent to, any transfer or further encumbrance of the related mortgaged property in accordance with the Pooling and Servicing Agreement.

Subordinate and Other Financing

         Three (3) of the mortgage loans, representing 17.7% of the Initial Pool Balance, currently have additional financing in place which is secured by the mortgaged property or properties related to such mortgage loan. The GIC Office Portfolio Pari Passu Loan is secured by the related mortgaged properties on a pari passu basis with other notes that had an aggregate original principal balance of $610,000,000. In addition, there is another note that had an aggregate original principal balance of $125,000,000 which is subordinate in right of payment to the GIC Office Portfolio Pari Passu Loan and the related GIC Office Portfolio Companion Loans. The U.S. Bank Tower Pari Passu Loan is secured by the related mortgaged property on a pari passu basis with other notes that had an original principal balance of $195,000,000. The Trinity Centre Pari Passu Loan is secured by the related mortgaged property on a pari passu basis with another note that had an original principal balance of $39,400,000. See "--The GIC Office Portfolio Pari Passu Loan," "--The U.S. Bank Tower Pari Passu Loan" and "--The Trinity Centre Pari Passu Loan" in this prospectus supplement.

         Two (2) of the mortgage loans, representing 12.3% of the Initial Pool Balance, are secured by mortgaged properties that currently have additional financing in place that is not secured by that mortgaged property. With respect to the GIC Office Portfolio Pari Passu Loan and the GIC Office Portfolio Companion Loans, there is a related mezzanine financing in the amount of $75,000,000. With respect to the Trinity Centre Pari Passu Loan and the Trinity Centre Companion Loan, there is a related mezzanine financing in the amount of $37,705,270. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may have also incurred additional financing that is not secured by the mortgaged property.

         Four (4) of the mortgage loans, representing 1.4% of the Initial Pool Balance, permit the borrower to enter into additional subordinate financing that is secured by the mortgaged property, provided that certain debt service coverage ratio and loan-to-value tests are satisfied. With respect to Mortgage Loan No. 62 (the "Pines Apartment Loan"), future subordinate financing is allowed if the DSCR on the Pines Apartment Loan and the junior loan collectively is no less than 1.50x and the combined LTV does not exceed 55%. In addition, the lender has the right to require the junior lender to enter into an intercreditor agreement and the junior loan must mature on or within sixty (60) days of the subject loan. With respect to Mortgage Loan No. 75 (the "Flags on Mission Loan"), future subordinate financing is permitted to be offered by the related borrower to a purchaser upon a sale if the DSCR on the Flags on Mission Loan and the junior loan collectively is no less than 1.30x and the combined LTV does not exceed 75%. With respect to Mortgage Loan No. 159 (the "Fountain Creek Apartments Loan"), a one-time right to obtain subordinate financing is allowed if the DSCR on the Fountain Creek Apartments Loan and the junior loan collectively is no less than 1.50x and the combined LTV does not exceed 60%. In addition, the lender has the right to require the junior lender to enter into an intercreditor agreement and the junior loan must mature on or within sixty (60) days of the subject loan. With respect to Mortgage Loan No. 197 (the "Walgreens Kent Loan"), future subordinate financing is allowed if the DSCR on the Walgreens Kent Loan and the junior loan collectively is no less than 2.25x and the combined LTV does not exceed 50%. In addition, the lender has the right to require the junior lender to enter into an intercreditor agreement and the junior loan must mature on or within sixty (60) days of the subject loan.

         Four (4) of the mortgage loans, representing 2.0% of the Initial Pool Balance, permit the borrower to enter into additional financing that is not secured by the mortgaged property (or to retain unsecured debt existing at the time of the origination of such loan) and/or permit the owners of the borrower to enter into financing that is secured by a pledge of equity interests in the borrower. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may also be permitted to incur additional financing that is not secured by the mortgaged property.

         We make no representation as to whether any other secured subordinate financing currently encumbers any mortgaged property or whether a third-party holds debt secured by a pledge of an equity ownership interest in a related borrower. See "Legal Aspects Of The Mortgage Loans And The Leases--Subordinate Financing" in the

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prospectus and "Risk Factors--A Borrower's Other Loans May Reduce The Cash Flow
Available To The Mortgaged Property Which May Adversely Affect Payment On Your Certificates" in this prospectus supplement.

         Generally all of the mortgage loans also permit the related borrower to incur other unsecured indebtedness, including but not limited to trade payables, in the ordinary course of business and to incur indebtedness secured by equipment or other personal property located at the mortgaged property.

Additional Collateral; Property Substitution

         Three (3) mortgage loans, representing 4.4% of the Initial Pool Balance, have additional collateral in the form of reserves under which monies disbursed by the originating lender or letters of credit are reserved for specified periods which are to be released only upon the satisfaction of certain conditions by the borrower. If the borrowers do not satisfy conditions for release of the monies or letters of credit by the outside release date, such monies or letters of credit may be applied to partially repay the related mortgage loan, or may be held by the lender as additional security for the mortgage loans. In addition, some of the other mortgage loans provide for reserves for items such as deferred maintenance, environmental remediation, debt service, tenant improvements and leasing commissions and capital improvements. For further information with respect to additional collateral, see Appendix II.

         Two (2) of the mortgage loans, representing 10.5% of the Initial Pool Balance, permit the substitution of one of the related mortgaged properties in accordance with the conditions set forth in the related mortgage loan documents.

THE GIC OFFICE PORTFOLIO PARI PASSU LOAN

         Mortgage Loan Nos. 1-12 (the "GIC Office Portfolio Pari Passu Loan") is evidenced by a note (described below) that is secured by the mortgaged properties on a pari passu basis with the other notes described below, the "GIC Office Portfolio Companion Loans") that are not included in the trust. The GIC Office Portfolio Pari Passu Loan and the GIC Office Portfolio Companion Loans are collectively referred to herein as the "GIC Office Portfolio A Notes".

         The GIC Office Portfolio A Notes had outstanding principal balances as of the Cut-off Date as follows:

                    Note                       Principal Balance
                    ----                       -----------------
                    A-1A                         $200,000,000
                    A-1B                         $150,000,000
                    A-2A                         $ 90,000,000
                    A-2B                         $110,000,000
                    A-2C                         $ 85,000,000
                    A-2D                         $ 65,000,000

Note A-1A is anticipated to be included in a REMIC trust known as the LB-UBS Commercial Mortgage Trust 2004-C1. Note A-1B is currently held by Lehman Brothers Bank, FSB and it or a portion of it may in the future be transferred to a separate REMIC trust. Note A-2A comprises the GIC Office Portfolio Pari Passu Loan and will be included in the trust. Each of Note A-2B, Note A-2C and Note A-2D is currently held by MSMC and each or a portion of each such note may in the future be transferred to a separate REMIC trust. Except for the principal balances, the payment and other terms of the GIC Office Portfolio A Notes are substantially the same.

         In addition, with respect to the GIC Office Portfolio Pari Passu Loan, the mortgage on the related mortgaged properties also secures a subordinated B Note (the "GIC Office Portfolio B Note"), which has an original principal balance of $125,000,000. The GIC Office Portfolio B Note is owned by an unrelated third party and is not an asset of the trust. The GIC Office Portfolio A Notes and the GIC Office Portfolio B Note are collectively referred to herein as the "GIC Office Portfolio Loan Group." It is anticipated that the GIC Office Portfolio Loan Group will be serviced pursuant to the LB-UBS 2004-C1 Pooling and Servicing Agreement. The LB-UBS 2004-C1 Master Servicer will be responsible for making Servicing Advances in respect of the mortgaged properties,

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maintaining required escrows and remitting collections on the GIC Office
Portfolio Pari Passu Loan to, or on behalf of, the trust, the owners of the GIC Office Portfolio Companion Loans and the GIC Office Portfolio B Note, as anticipated to be required by the LB-UBS 2004-C1 Pooling and Servicing Agreement and the co-lender agreement described below.

         The underwritten DSCR, LTV, Cut-off Date Balance per SF, Balloon LTV, and UCF set forth herein are based on the aggregate indebtedness evidenced by the GIC Office Portfolio A Notes.

         The GIC Office Portfolio B Note has the same maturity date as the GIC Office Portfolio Pari Passu Loan and a fixed interest rate. Principal payments on the GIC Office Portfolio Pari Passu Loan and the GIC Office Portfolio B Note are made on the basis of a 360-month amortization schedule. On the eighth day of each month (or the succeeding business day if such eighth day is not a business day) ending prior to the stated maturity date, the related borrower is required to make a payment of principal and interest in arrears on the GIC Office Portfolio Pari Passu Loan and the GIC Office Portfolio B Note. Such payments will be applied in accordance with the co-lender agreement described below.

          With respect to the GIC Office Portfolio Loan Group, the holders of the GIC Office Portfolio A Notes and the GIC Office Portfolio B Note will be parties to a co-lender agreement. That co-lender agreement will provide, among other things, for the following:

          o it is anticipated that the GIC Office Portfolio A Notes and the GIC Office Portfolio B Note will be serviced under the LB-UBS 2004-C1 Pooling and Servicing Agreement by the LB-UBS 2004-C1 Master Servicer and the LB-UBS 2004-C1 Special Servicer, in general, as if each loan in the GIC Office Portfolio Loan Group were a mortgage loan in the LB-UBS 2004-C1 trust;

          o the GIC Office Portfolio Pari Passu Loan and the GIC Office Portfolio Companion Loans are of equal priority with each other and no portion of any of them will have priority or preference over the other;

          o all payments, proceeds and other recoveries on or in respect of the GIC Office Portfolio Pari Passu Loan and/or the GIC Office Portfolio Companion Loans (in each case, subject to the rights of the LB-UBS 2004-C1 Master Servicer, the LB-UBS 2004-C1 Special Servicer, the LB-UBS 2004-C1 Depositor, the LB-UBS 2004-C1 Trustee or the LB-UBS 2004-C1 Fiscal Agent to payments and reimbursements pursuant to and in accordance with the terms of the LB-UBS 2004-C1 Pooling and Servicing Agreement) will be applied to the GIC Office Portfolio Pari Passu Loan and the GIC Office Portfolio Companion Loans on a pari passu basis;

          o the right of the holder of the GIC Office Portfolio B Note to receive payments of principal and interest is generally subordinate to the right of the holders of the GIC Office Portfolio A Notes to receive payments of principal and interest;

          o prior to an event of default under, or an acceleration on account of any other event of default of, the GIC Office Portfolio Loan Group or if the holder of the GIC Office Portfolio B Note is exercising the cure rights described below, the holder of the GIC Office Portfolio B Note will generally be entitled to receive its payments of interest and payments of principal after the holders of the GIC Office Portfolio A Notes receive their payments of interest (other than default interest) and payments of principal;

          o upon the occurrence and continuance of an event of default or an acceleration of the GIC Office Portfolio Loan Group on account of any other event of default, provided that the holder of the GIC Office Portfolio B Note is not exercising the cure rights described below, the holder of the GIC Office Portfolio B Note will not be entitled to receive payments of principal or interest until the holders of the GIC Office Portfolio A Notes receive all their accrued interest (other than default interest) and outstanding principal in full (and servicer advances are fully repaid);

          o the holder of the GIC Office Portfolio B Note has the right, following the transfer to special servicing of all of the mortgage loans in the GIC Office Portfolio Loan Group (provided that either (i) there has been a failure to make a monthly payment that is at least 60 days past due or (ii) such transfer is immediately prior to the holder of the GIC Office Portfolio B Note losing its designation as the Lead Lender (provided that either a mortgage event of default has occurred and is continuing or is reasonably foreseeable)), to purchase the GIC Office Portfolio A Notes, at a price generally equal to

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               the unpaid principal balance of each of the GIC Office Portfolio
               A Notes, plus accrued unpaid interest on each such GIC Office Portfolio A Note at the related net mortgage interest rate (other than default interest), plus any servicing compensation, servicing advances and interest on advances payable with respect to the GIC Office Portfolio Loan Group pursuant to the LB-UBS 2004-C1 Pooling and Servicing Agreement;

          o the holder of the GIC Office Portfolio Pari Passu Loan will have the right directly or through a representative (which includes the master servicer), to consult the LB-UBS 2004-C1 Special Servicer with respect to various servicing matters affecting the GIC Office Portfolio Loan Group;

          o the holder of the GIC Office Portfolio B Note has the right to cure events of default with respect to the GIC Office Portfolio Pari Passu Loan and the GIC Office Portfolio Companion Loans that may be cured by the payment of money, within 10 business days of the later of (a) receipt by the holder of the GIC Office Portfolio B Note of notice of the subject event of default and
               (b) the expiration of any applicable grace period for the subject event of default. The holder of the GIC Office Portfolio B Note may not cure a mortgage event of default more than (a) nine times over the life of such loans, (b) four consecutive times or (c) five times in any twelve-month period;

          o the Lead Lender is entitled to advise the LB-UBS 2004-C1 Master Servicer and the LB-UBS 2004-C1 Special Servicer with respect to, and consent to the LB-UBS 2004-C1 Master Servicer's or the LB-UBS 2004-C1 Special Servicer's taking (as the case may be), subject to the servicing standard under the LB-UBS 2004-C1 Pooling and Servicing Agreement (which servicing standard is substantially similar to the servicing standard applicable to the certificates), certain actions with respect to the GIC Office Portfolio Loan Group, including, without limitation, foreclosure upon the related mortgaged properties, modification of any monetary term or material non-monetary term of the GIC Office Portfolio Loan Group, the renewal, replacement or waiver of certain insurance requirements, the sale of the related mortgaged properties, approval or adoption of a plan in bankruptcy of the borrower, release of any collateral, acceptance of a discounted payoff, and waiver of a "due-on-sale" or "due-on-encumbrance" clause. However, the foregoing consent rights of the holder of the GIC Office Portfolio B Note will terminate at the time that the holder of the GIC Office Portfolio B Note ceases to be the "Lead Lender," which is defined as the holder of the GIC Office Portfolio B Note, initially, for so long as the principal amount of the GIC Office Portfolio B Note (net of any appraisal reduction) is equal to or greater than 27.5% of an amount equal to the original principal amount of the GIC Office Portfolio B Note less any principal payments allocated to, and received on, the GIC Office Portfolio B Note made by the borrower;

          o for so long as the GIC Office Portfolio Pari Passu Loan is serviced under the LB-UBS 2004-C1 Pooling and Servicing Agreement, and so long as the holder of the GIC Office Portfolio B Note is the Lead Lender of the GIC Office Portfolio Loan Group, the holder of the GIC Office Portfolio B Note will generally be entitled to exercise (with respect to the GIC Office Portfolio Loan Group only) the rights and powers granted to the controlling class representative under the LB-UBS 2004-C1 Pooling and Servicing Agreement, other than the right to terminate and replace the LB-UBS 2004-C1 Special Servicer, as to which the GIC Office Portfolio B Note has only consultation rights; and

          o the transfer of the ownership of the GIC Office Portfolio Companion Loans to any person or entity other than certain institutional lenders, investment funds or their affiliates exceeding a minimum net worth requirement or to certain trusts or other entities established to acquire mortgage loans and issue securities backed by and payable from the proceeds of such loans is generally prohibited.

Mezzanine Financing. Prime Mezz, Inc. (the "GIC Office Portfolio Mezzanine Borrower") has incurred mezzanine financing (the "GIC Office Portfolio Mezzanine Loan") in the initial principal amount of $75,000,000, which accrues interest at a fixed rate. The GIC Office Portfolio Mezzanine Loan is secured by a pledge of the ownership interests of the GIC Office Portfolio Mezzanine Borrower in each borrower under the GIC Office Portfolio Loan Group (together, the "GIC Office Portfolio Mezzanine Collateral"). The GIC Office Portfolio Mezzanine Loan matures on January 8, 2014.

         The GIC Office Portfolio Loan Group lender and the lender on the GIC Office Portfolio Mezzanine Loan (the "GIC Office

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Portfolio Mezzanine Lender") have entered into an intercreditor agreement (the
"GIC Office Portfolio Intercreditor Agreement") that sets forth the relative priorities between the GIC Office Portfolio Loan Group and the GIC Office Portfolio Mezzanine Loan. The GIC Office Portfolio Intercreditor Agreement provides that, among other things:

          o if securities backed by and payable from the proceeds of the GIC Office Portfolio Loan Group are outstanding, the GIC Office Portfolio Mezzanine Lender shall not take certain actions without receiving ratings confirmations from the rating agencies rating those securities that such action will not in itself result in the downgrade, withdrawal or qualification of the then current ratings assigned to those securities, including exercising its rights to obtain title to or foreclose upon any of the GIC Office Portfolio Mezzanine Collateral unless certain conditions are satisfied, including that the transferee of the title to the GIC Office Portfolio Mezzanine Collateral is a qualifying institutional investor and that the properties will be managed by a qualified manager (as defined);

          o subject to certain conditions, upon an "event of default" under the GIC Office Portfolio Mezzanine Loan, the GIC Office Portfolio Mezzanine Lender will have the right to select a replacement manager (including any asset manager) or leasing agent for the related mortgaged properties, which replacement manager, asset manager and/or leasing agent must either meet certain specified criteria or be approved by the lender under the GIC Office Portfolio Loan Group or be subject to a ratings confirmation;

          o the GIC Office Portfolio Mezzanine Lender has the right pursuant to the GIC Office Portfolio Intercreditor Agreement to receive notice of any event of default under any loan in the GIC Office Portfolio Loan Group and the right to cure any monetary default within a period ending five (5) business days after receipt of such notice; provided, however, that the GIC Office Portfolio Mezzanine Lender shall not have the right to cure with respect to monthly scheduled debt service payments for a period of more than six (6) consecutive months unless the GIC Office Portfolio Mezzanine Lender has commenced and is continuing to diligently pursue its rights against the GIC Office Portfolio Mezzanine Collateral. In addition, if the default is of a non-monetary nature, the GIC Office Portfolio Mezzanine Lender will have the same period of time as the GIC Office Portfolio Borrower under the GIC Office Portfolio Loan Group loan documents to cure such non-monetary default; provided, however, if such non-monetary default is susceptible of cure but cannot reasonably be cured within such period then, subject to certain conditions, the GIC Office Portfolio Mezzanine Lender will be given, subject to certain conditions, an additional period of time as is reasonably necessary in the exercise of due diligence to cure such non-monetary default;

          o if the GIC Office Portfolio Loan Group has been accelerated, or any proceeding to foreclose or otherwise enforce the mortgages or other security for the GIC Office Portfolio Loan Group has been commenced, the GIC Office Portfolio Mezzanine Lender has the right to purchase the GIC Office Portfolio Loan Group in whole for a price equal to the outstanding principal balance thereof, together with all accrued interest and other amounts due thereon, any protective advances or cure payments made by the mortgagee and any interest charged by the mortgagee on any advances for monthly payments of principal and/or interest on the GIC Office Portfolio Loan Group and/or on any protective advances or cure payments, and all costs and expenses (including legal fees and expenses) actually incurred by the GIC Office Portfolio Loan Group lender in enforcing the terms of the GIC Office Portfolio Loan Group documents and certain special servicer fees in connection therewith. This purchase option will generally expire upon a foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure of the related mortgaged properties; and

          o the GIC Office Portfolio Mezzanine Loan loan documents may be modified without the GIC Office Portfolio Loan Group lender's consent, subject to certain restrictions that generally protect the interests of the holder of the GIC Office Portfolio Loan Group lender.

THE U.S. BANK TOWER PARI PASSU LOAN

         Mortgage Loan No. 13 (the "U.S. Bank Tower Pari Passu Loan") is secured by the mortgaged property on a pari passu basis with other notes (the "U.S. Bank Tower Companion Loans"), which are not included in the trust and which had an aggregate original principal balance of $195,000,000. One of the U.S. Bank Tower Companion Loans with an original principal balance of $64,740,000 is held by MSMC. The other U.S. Bank Tower Companion Loan

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consists of two loans, the "U.S. Bank Tower Companion A Loan" and the "U.S. Bank
Tower Companion B Loan." The U.S. Bank Tower Companion A Loan had an original principal balance of $120,240,000 and is currently included in the Greenwich Commercial Mortgage Trust 2003-C2. The U.S. Bank Tower Companion B Loan had an original principal balance of $10,020,000 and is subordinate to the U.S. Bank Tower Companion A Loan. The U.S. Bank Tower B Loan does not provide any credit support for the U.S. Bank Tower Pari Passu Loan. References herein to the U.S. Bank Tower Companion Loans refer to all of the U.S. Bank Tower Companion Loans collectively. The U.S. Bank Tower Companion Loan held by MSMC and the U.S. Bank Tower Companion Loan A and the U.S. Bank Tower Companion Loan B collectively have the same interest rate, maturity date and amortization term as the U.S.
Bank Tower Pari Passu Loan. For purposes of the information presented in this prospectus supplement with respect to the U.S. Bank Tower Pari Passu Loan, the DSCR, LTV, Cut-off Date Balance per SF, Balloon LTV, and UCF reflect the aggregate indebtedness evidenced by the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loans.

          The holders of the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loan entered into a co-lender agreement. That co-lender agreement provides, among other things, for the following:

          o the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loans will be serviced under the Greenwich 2003-C2 Pooling and Servicing Agreement by the Greenwich 2003-C2 Master Servicer and the Greenwich 2003-C2 Special Servicer, in general, as if each loan in the U.S. Bank Tower Loan Group were a mortgage loan in the Greenwich 2003-C2 trust;

          o the U.S. Bank Tower Companion A Loan and the U.S. Bank Tower Companion B Loan, in the aggregate, are of equal priority with the U.S. Bank Tower Pari Passu Loan. The U.S. Bank Tower Companion B Loan is subordinate to the U.S. Bank Tower Companion A Loan but not to the U.S. Bank Tower Pari Passu Loan;

          o all payments, proceeds and other recoveries on or in respect of the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loans (in each case, subject to the rights of the Greenwich 2003-C2 Master Servicer, the Greenwich 2003-C2 Special Servicer, the Greenwich 2003-C2 Depositor, the Greenwich 2003-C2 Trustee or the Greenwich 2003-C2 Fiscal Agent to payments and reimbursements pursuant to and in accordance with the terms of the Greenwich 2003-C2 Pooling and Servicing Agreement) will be applied to the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loans on a pari passu basis;

          o the holder of the U.S. Bank Tower Companion B Loan has the right, in the event that (i) any payment of principal or interest on any of the mortgage loans in the U.S. Bank Tower Loan Group becomes 90 or more days delinquent, (ii) any of the mortgage loans in the U.S. Bank Tower Loan Group has been accelerated, (iii) the principal balance of any of the mortgage loans in the U.S. Bank Tower Loan Group is not paid at maturity, (iv) the related borrower under the U.S. Bank Tower Loan Group files a petition for bankruptcy or (v) any of the mortgage loans in the U.S. Bank Tower Loan Group becomes specially serviced (and a default has occurred and is continuing or is reasonably foreseeable), to purchase the U.S. Bank Tower Pari Passu Loan, the U.S. Bank Tower Companion A Loan, and any other U.S. Bank Tower Companion Loans at a price generally equal to the unpaid principal balance of such loans, plus accrued and unpaid interest on such loans, plus certain advances and additional servicing compensation, special servicing compensation and interest payable with respect to the U.S. Bank Tower Loan Group pursuant to the Greenwich 2003-C2 Pooling and Servicing Agreement;

          o the holder of the U.S. Bank Tower Companion B Loan has the right (but not the obligation) to cure events of default with respect to the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loans (including the U.S. Bank Tower Companion A Loan)
               (i) in the case of a monetary default, within 10 days after the expiration of the applicable grace period and (b) in the case of a default other than a monetary default or bankruptcy of the related borrower, within 30 days after the expiration of the applicable grace period as long as the holder of the U.S. Bank Tower Companion B Loan is diligently proceeding with such cure, but at no other times. The holder of the U.S. Bank Tower Companion B Loan may not cure a monetary mortgage event of default more than six times in any twelve-month period and no single exercise of a cure may exceed three consecutive months;

         o the Greenwich 2003-C2 Special Servicer is required to consult the holder of the U.S. Bank Tower Pari Passu Loan and will provide the holder of the U.S. Bank Tower Pari Passu Loan an opportunity to review certain proposed actions with respect to various servicing matters affecting the U.S. Bank Tower Loan Group; provided however, in the event that the holder of the U.S. Bank Tower Companion A Loan or the Greenwich 2003-C2 Special Servicer determines in accordance with the applicable servicing standard that immediate action is necessary to protect the interests of the holders of the mortgage loans in the U.S. Bank Tower Loan Group (as a collective whole), the U.S. Bank Tower Companion A Loan or the Greenwich 2003-C2 Special Servicer may take any such action without waiting for the holder of the U.S. Bank Tower Pari Passu Loan to respond;

         o the holder of the U.S. Bank Tower Companion B Loan has the right in certain circumstances to replace the Greenwich 2003-C2 Special Servicer pursuant to the terms of the Greenwich 2003-C2 Pooling and Servicing Agreement; and

         o the transfer of the ownership of more than 49% of the U.S. Bank Tower Companion B Loan to any person or entity other than institutional lenders, investment funds or their affiliates exceeding a minimum net worth requirement or to trusts or other entities established to acquire mortgage loans and issue securities backed by and payable from the proceeds of such loans is generally prohibited, unless rating agency confirmation has been given with respect to such transfer.

THE TRINITY CENTRE PARI PASSU LOAN

         Mortgage Loan No. 15 (the "Trinity Centre Pari Passu Loan"), which, as of the cut-off date, had an unpaid principal balance of $59,100,000 and represents 4.9% of the Initial Pool Balance, is secured by a mortgaged property on a pari passu basis with another note (the "Trinity Centre Companion Loan") that is not included in the trust and that had an original principal balance of $39,400,000. The Trinity Centre Companion Loan will initially be held by Bear Stearns Commercial Mortgage, Inc., which may sell or transfer the Trinity Centre Companion Loan at any time (subject to compliance with the requirements of the related intercreditor agreement described below). The Trinity Centre Companion Loan has the same interest rate, maturity date and amortization term as the Trinity Centre Pari Passu Loan. For purposes of the information presented in this prospectus supplement with respect to the Trinity Centre Pari Passu Loan, the DSCR, LTV, Cut-off Date Balance per SF, Balloon LTV, and UCF reflect the aggregate indebtedness evidenced by the Trinity Centre Pari Passu Loan and the Trinity Centre Companion Loan.

         The holders of the Trinity Centre Pari Passu Loan and the Trinity Centre Companion Loan entered into an intercreditor agreement. That intercreditor agreement provides, among other things, for the following:

         o the Trinity Centre Pari Passu Loan and the Trinity Centre Companion Loan are of equal priority with each other and no portion of any of them will have priority or preference over the other;

         o the Trinity Centre Pari Passu Loan and the Trinity Centre Companion Loan will be serviced under the Pooling and Servicing Agreement, in general, as if each loan were a mortgage loan in the trust;

         o the holder of the Trinity Centre Companion Loan will have the right, directly or through a representative, to consult the special servicer with respect to various servicing matters affecting the Trinity Centre Pari Passu Loan and the Trinity Centre Companion Loan;

         o all payments, proceeds and other recoveries on or in respect of the Trinity Centre Pari Passu Loan and/or the Trinity Centre Companion Loan (in each case, subject to the rights of the master servicer, the special servicer, the Depositor, the trustee, the fiscal agent or the paying agent to payments and reimbursements pursuant to and in accordance with the terms of the Pooling and Servicing Agreement) will be applied to the Trinity Centre Pari Passu Loan and the Trinity Centre Companion Loan on a pari passu basis according to their respective outstanding principal balances; and

         o the transfer of the ownership of the Trinity Centre Companion Loan to any person or entity other than certain institutional lenders, investment funds or their affiliates exceeding a minimum net worth requirement or to certain trusts or other entities established to acquire mortgage loans and issue securities backed by and payable from the proceeds of such loans is generally prohibited.

Mezzanine Financing. RDC Trinity LLC and EDCLP Trinity LLC (collectively, the "Trinity Centre Mezzanine Borrower") has incurred mezzanine financing (the "Trinity Centre Mezzanine Loan") in the initial principal amount of $37,705,270, which accrues interest at a fixed rate. The Trinity Centre Mezzanine Loan is secured by a pledge of the ownership interests of the Trinity Centre Mezzanine Borrower in the borrower under the Trinity Centre Loan Group (together, the "Trinity Centre Mezzanine Collateral"). The Trinity Centre Mezzanine Loan matures on November 1, 2010.

          The Trinity Centre Loan Group lender and the lender on the Trinity Centre Mezzanine Loan (the "Trinity Centre Mezzanine Lender") have entered into an intercreditor agreement (the "Trinity Centre Mezzanine Intercreditor Agreement") that sets forth the relative priorities between the Trinity Centre Loan Group and the Trinity Centre Mezzanine Loan. The Trinity Centre Mezzanine Intercreditor Agreement provides that, among other things:

          o The Trinity Centre Mezzanine Lender may not foreclose on the Trinity Centre Mezzanine Collateral unless certain conditions are satisfied, including that any transferee must generally be an institutional investor that meets specified asset tests as of the date of transfer or it has first obtained written confirmation from the rating agencies that such transfer will not in itself result in the downgrade, withdrawal or qualification of the then-current ratings assigned to the Series 2004-TOP13 certificates or any securities representing beneficial interests in, or debt secured by, the Trinity Centre Companion Loan.

          o Upon an "event of default" under the Trinity Centre Mezzanine Loan, the Trinity Centre Mezzanine Lender will have the right to select a replacement manager, which replacement manager must be
               (i) a reputable and experienced manager of assets similar to the related mortgaged property and consisting of not less than a specified number of square feet/units or (ii) subject to a ratings confirmation with respect to the ratings on the Series 2004-TOP13 certificates or any securities representing beneficial interests in, or debt secured by, the Trinity Centre Companion Loan.

          o The Trinity Centre Mezzanine Lender has the right pursuant to the Trinity Centre Intercreditor Agreement to receive notice of any event of default under the Trinity Centre Loan Group and the right to cure any monetary default within a period ending five
               (5) business days after the later of (i) the receipt of such notice or (ii) the date on which Trinity Centre Mortgage Borrower's right to cure the default expires; provided, however, that the Trinity Centre Mezzanine Lender shall not have the right to cure with respect to monthly scheduled debt service payments for a period of more than six (6) consecutive months unless the Trinity Centre Mezzanine Lender has commenced and is continuing to diligently pursue its rights against the Trinity Centre Mezzanine Collateral. In addition, if the default is of a non-monetary nature, the Trinity Centre Mezzanine Lender will have the same period of time as the Trinity Centre Loan Group borrower under the Trinity Centre Loan Group loan documents plus an additional fifteen (15) business days to cure such non-monetary default; provided, however, if such non-monetary default is susceptible of cure but cannot reasonably be cured within such period then, subject to certain conditions, the Trinity Centre Mezzanine Lender will be given an additional period of time as is reasonably necessary in the exercise of due diligence to cure such non-monetary default.

          o At any time after the occurrence and during the continuance of an event of default under the Trinity Centre Loan Group, the Trinity Centre Mezzanine Lender has the right to purchase the Trinity Centre Loan Group in whole for a price equal to the outstanding principal balance thereof, together with all accrued interest and other amounts due thereon, any protective advances made by the mortgagee and any interest charged by the mortgagee on any advances for monthly payments of principal and/or interest on the Trinity Centre Loan Group and/or on any protective advances, and all costs and expenses incurred by the Trinity Centre Loan Group lender in enforcing the terms of the Trinity Centre Loan Group loan documents and certain special servicer fees in connection therewith. Provided certain notices have been given and certain time frames have expired, such purchase option will expire upon a foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure of the Trinity Centre Loan Group or the related mortgaged property.

          o The Trinity Centre Mezzanine Loan documents may be modified without the consent of either the lender under the Trinity Centre Pari Passu Loan or the lender under the Trinity Centre Companion Loan, provided that certain provisions of the Trinity Centre Mezzanine Loan documents may not be modified without the consent of both the lender under the Trinity Centre Pari Passu Loan and the lender under the Trinity Centre Companion Loan, including, without limitation, increasing in any material respect any monetary obligations of the Trinity Centre Mezzanine Borrower. Notwithstanding the foregoing, in addressing an event of default that has occurred under the Trinity Centre Mezzanine Loan documents, the Trinity Centre Mezzanine Lender will be permitted, provided certain conditions are satisfied, to amend or modify the Trinity Centre Mezzanine Loan in a manner that accrues additional interest or retains excess net cash flow from the Trinity Centre Mezzanine Borrower under the Trinity Centre Mezzanine Loan documents.

ASSESSMENTS OF PROPERTY VALUE AND CONDITION

Appraisals

         In connection with the origination or securitization of each of the mortgage loans, the related mortgaged property was appraised by an independent appraiser who, generally, was a Member of the Appraisal Institute. Each such appraisal complied with the real estate appraisal regulations issued jointly by the federal bank regulatory agencies under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended. In general, those appraisals represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. There can be no assurance that another person would not have arrived at a different valuation, even if such person used the same general approach to and same method of valuing the property. Moreover, such appraisals sought to establish the amount of typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. Information regarding the values of the mortgaged properties as of the Cut-off Date is presented herein for illustrative purposes only.

Environmental Assessments

         An environmental site assessment was performed with respect to each mortgaged property except for mortgaged properties securing mortgage loans that are the subject of a secured creditor impaired property policy that we describe below under "--Environmental Insurance" generally within the twelve-month period preceding the origination or securitization of the related mortgage loan. In all cases, the environmental site assessment was a "Phase I" environmental assessment, generally performed in accordance with industry practice. In general, the environmental assessments contained no recommendations for further significant environmental remediation efforts which, if not undertaken, would have a material adverse effect on the interests of the certificate holders. However, in certain cases, the assessment disclosed the existence of or potential for adverse environmental conditions, generally the result of the activities of identified tenants, adjacent property owners or previous owners of the mortgaged property. In certain of such cases, the related borrowers were required to establish operations and maintenance plans, monitor the mortgaged property, abate or remediate the condition and/or provide additional security such as letters of credit, reserves or stand-alone secured creditor impaired property policies. See "Risk Factors--Environmental Risks Relating to Specific Mortgaged Properties May Adversely Affect Payments on Your Certificates" in this prospectus supplement.

Property Condition Assessments

         In general, a licensed engineer, architect or consultant inspected the related mortgaged property, in connection with the origination or securitization of the related mortgage loan, to assess the condition of the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. Engineering reports by licensed engineers, architects or consultants generally were prepared, except for newly constructed properties, for the mortgaged properties in connection with the origination or securitization of the related mortgage loan. See "Risk Factors--Property Inspections and Engineering Reports May Not Reflect All Conditions That Require Repair On The Property" in this prospectus supplement. In certain cases where material deficiencies were noted in such reports, the related borrower was required to establish reserves for replacement or repair or remediate the deficiency.

Seismic Review Process

         In general, the underwriting guidelines applicable to the origination of the mortgage loans required that prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML"), in an earthquake scenario. Generally, any of the mortgage loans as to which the property was estimated to have PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting), be conditioned on satisfactory earthquake insurance or be declined.

Zoning and Building Code Compliance

         Each seller took steps to establish that the use and operation of the mortgaged properties that represent security for its mortgage loans, at their respective dates of origination, were in compliance in all material respects with, or were legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances, but no assurance can be given that such steps revealed all possible violations. Evidence of such compliance may have been in the form of legal opinions, confirmations from government officials, title insurance endorsements, survey endorsements and/or representations by the related borrower contained in the related mortgage loan documents. Violations may be known to exist at any particular mortgaged property, but the related seller has informed us that it does not consider any such violations known to it to be material.

ENVIRONMENTAL INSURANCE

         In the case of forty-six (46) mortgaged properties, securing mortgage loans representing approximately 6.9% of the Initial Pool Balance, the related mortgage loan seller has obtained, or has the benefit of, and there will be assigned to the trust, a group secured creditor impaired property policy covering selected environmental matters with respect to all those mortgage loans as a group. None of the mortgage loans covered by this policy has a Cut-off Date Balance in excess of $3,490,000. The premium for the environmental group policy has been or, as of the date of initial issuance of the certificates, will be, paid in full.

         In general, the group secured creditor impaired property policy referred to above provides coverage for the following losses, subject to the coverage limits discussed below, and further subject to the policy's conditions and exclusions:

         o if during the term of the policy, a borrower defaults under its mortgage loan and adverse environmental conditions exist at levels above legal limits on the related underlying real property, the insurer will indemnify the insured for the outstanding principal balance of the related mortgage loan on the date of the default, together with accrued interest from the date of default until the date that the outstanding principal balance is paid;

         o if the insured becomes legally obligated to pay as a result of a claim first made against the insured and reported to the insurer during the term of the policy, for bodily injury, property damage or clean-up costs resulting from adverse environmental conditions on, under or emanating from an underlying real property, the insurer will pay that claim; and

         o if the insured enforces the related mortgage, the insurer will thereafter pay legally required clean-up costs for adverse environmental conditions at levels above legal limits which exist on or under the acquired underlying real property, provided that the appropriate party reported those conditions to the government in accordance with applicable law.

         The secured creditor impaired property policy does not cover adverse environmental conditions that the insured first became aware of before the term of the policy unless those conditions were disclosed to the insurer before the policy was issued. However, property condition assessments or engineering surveys were conducted for the mortgaged properties covered by the policy. If the report disclosed the existence of material amounts of lead based paint, asbestos containing materials or radon gas affecting such a mortgaged property, the related borrower was required to remediate the condition before the closing of the loan, establish a reserve from loan proceeds in an amount considered sufficient by the mortgage loan seller or agree to establish an operations and maintenance plan. No individual claim under the group policy may exceed $4,375,000 and the total claims under the group policy is subject to a maximum of $29,350,000. There is no deductible under the policy.

         The secured creditor impaired property policy requires that the appropriate party associated with the trust report a claim during the term of the policy, which extends eight years beyond the terms of the respective mortgage loans.

         The secured creditor impaired property policy will be issued by American International Specialty Lines Insurance Company or an affiliate of it.

         In the case of six (6) mortgaged properties, securing mortgage loans representing 3.7% of the Initial Pool Balance, each of the related mortgage loans has the benefit of a stand-alone secured creditor impaired property policy which will be assigned to the trust and which covers selected environmental matters with respect to the related property.

ADDITIONAL MORTGAGE LOAN INFORMATION

         Each of the tables presented in Appendix I sets forth selected characteristics of the Mortgage Pool presented, where applicable, as of the Cut-off Date. For a detailed presentation of certain of the characteristics of the mortgage loans and the mortgaged properties, on an individual basis, see Appendix II to this prospectus supplement, and for a brief summary of the ten largest mortgage loans (including crossed mortgage loans) in the Mortgage Pool, see Appendix III to this prospectus supplement. Additional information regarding the mortgage loans is contained (a) in this prospectus supplement under "Risk Factors" and elsewhere in this "Description of the Mortgage Pool" section and
(b) under "Legal Aspects Of The Mortgage Loans And The Leases" in the prospectus.

         For purposes of the tables in Appendix I and for the information presented in Appendix II and Appendix III:

         (1) References to "DSCR" are references to "Debt Service Coverage Ratios." In general, debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property or expected to be generated by a property based upon executed leases that is available for debt service to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix III, the "Debt Service Coverage Ratio" or "DSCR" for any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the Debt Service Coverage Ratio reflects (i) with respect to any Serviced Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan, and (ii) with respect to any Non-Serviced Mortgage Loan, the aggregate indebtedness evidenced by the Non-Serviced Mortgage Loan and the related Non-Serviced Companion Mortgage Loan.

                  In connection with the calculation of DSCR and loan-to-value ratios, in determining Underwritable Cash Flow for a mortgaged property, the applicable seller relied on rent rolls and other generally unaudited financial information provided by the respective borrowers and calculated stabilized estimates of cash flow that took into consideration historical financial statements, material changes in the operating position of the mortgaged property of which the seller was aware (e.g., new signed leases or end of "free rent" periods and market data), and estimated capital expenditures, leasing commission and tenant improvement reserves. The applicable seller made changes to operating statements and operating information obtained from the respective borrowers, resulting in either an increase or decrease in the estimate of Underwritable
                  Cash Flow derived therefrom, based upon the seller's evaluation of such operating statements and operating information and the assumptions applied by the respective borrowers in preparing such statements and information. In most cases, borrower supplied "trailing-12 months" income and/or expense information or the most recent operating statements or rent rolls were utilized. In some cases, partial year operating income data was annualized, with certain adjustments for items deemed not appropriate to be annualized. In some instances, historical expenses were inflated. For purposes of calculating Underwritable Cash
                  Flow for mortgage loans where leases have been executed by one or more affiliates of the borrower, the rents under some of such leases have been adjusted downward to reflect market rents for similar properties if the rent actually paid under the lease was significantly higher than the market rent for similar properties.

                  Historical operating results may not be available for some of the mortgage loans which are secured by mortgaged properties with newly constructed improvements, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and newly acquired mortgaged properties. In such cases, items of revenue and expense used in calculating Underwritable Cash Flow were generally derived from rent rolls, estimates set forth in the related appraisal, leases with tenants or from other borrower-supplied information. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by the applicable seller in determining the presented operating information.

                  The Debt Service Coverage Ratios are presented herein for illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan. Accordingly, no assurance can be given, and no representation is made, that the Debt Service Coverage Ratios accurately reflect that ability.

         (2) References in the tables to "Cut-off Date LTV" are references to "Cut-off Date Loan-to-Value" and references to "Balloon LTV" are references to "Balloon Loan-to-Value." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II and Appendix III, the "Cut-off Date LTV," "Cut-off Date Loan-to-Value," "Balloon LTV" or "Balloon Loan-to-Value" for any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the loan-to-value ratio reflects (i) with respect to any Serviced Pari Passu Mortgage Loan, the aggregate indebtedness evidenced by the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan, and (ii) with respect to any Non-Serviced Mortgage Loan, the aggregate indebtedness evidenced by the Non-Serviced Mortgage Loan and the related Non-Serviced Companion Mortgage Loan.

                  The value of the related mortgaged property or properties for purposes of determining the Cut-off Date LTV are each based on the appraisals described above under "--Assessments of Property Value and Condition--Appraisals."

                  No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

         (3) References to "weighted averages" are references to averages weighted on the basis of the Cut-off Date Balances of the related mortgage loans.

         The sum in any column of any of the tables in Appendix I may not equal the indicated total due to rounding.

         Generally, the loan documents with respect to the mortgage loans require the borrowers to provide the related lender with quarterly and/or annual operating statements and rent rolls.

STANDARD HAZARD INSURANCE

         The master servicer is required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain for the related mortgaged property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein, which shall be obtained from an insurer meeting the requirements of the applicable loan documents. This includes a fire and hazard insurance policy with extended coverage that contains no exclusion for damages due to acts of terrorism (subject to the provisions set forth below). Certain mortgage loans may permit such hazard insurance policy to be maintained by a tenant at the related mortgaged property, or may permit the related borrower to self-insure. The coverage of each such policy will be in an amount, subject to a deductible customary in the related geographic area, that is not less than the lesser of the full replacement cost of the improvements that represent security for such mortgage loan, with no deduction for depreciation, and the outstanding principal balance owing on such mortgage loan, but in any event, unless otherwise specified in the applicable mortgage or mortgage note, in an amount sufficient to avoid the application of any coinsurance clause. The master servicer will be deemed to have satisfied the Servicing Standard if the mortgagor maintains, or the master servicer has otherwise caused to be obtained, a standard hazard insurance policy that is in compliance with the related mortgage loan documents, and, if required by such mortgage loan documents, the mortgagor pays, or the master servicer has otherwise caused to be paid, the premium required by the related insurance provider that is necessary to avoid an exclusion in such policy against "acts of terrorism" as defined by the Terrorism Risk Insurance Act of 2002.

         If, on the date of origination of a mortgage loan, the portion of the improvements on a related mortgaged property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is required by the Federal Emergency Management Agency and has been made available), the master servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance and Mitigation Administration in an amount representing coverage of at least the lesser of:

         o    the outstanding principal balance of the related mortgage loan;
              and

         o the maximum amount of such insurance available for the related mortgaged property, but only to the extent such mortgage loan permits the lender to require such coverage and such coverage conforms to the Servicing Standard.

         If a borrower fails to maintain such hazard insurance, the master servicer will be required to obtain such insurance and the cost of the insurance will be a Servicing Advance, subject to a determination of recoverability. The special servicer will be required to maintain fire insurance with extended coverage and, if applicable, flood insurance (and other insurance required under the related mortgage) on an REO Property in an amount not less than the maximum amount obtainable with respect to such REO Property and the cost of the insurance will be a Servicing Advance, subject to a determination of recoverability, provided that the special servicer shall not be required in any event to maintain or obtain insurance coverage beyond what is reasonably available at a cost customarily acceptable and consistent with the Servicing Standard; provided that the special servicer will be required to maintain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the special servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located.

         In addition, the master servicer may require any borrower to maintain other forms of insurance as the master servicer may be permitted to require under the related mortgage, including, but not limited to, loss of rents endorsements and comprehensive public liability insurance. The master servicer will not require borrowers to maintain earthquake insurance unless the related borrower is required under the terms of its mortgage loan to maintain earthquake insurance. Any losses incurred with respect to mortgage loans due to uninsured risks, including terrorist attacks, earthquakes, mudflows and floods, or insufficient hazard insurance proceeds may adversely affect payments to Certificateholders. The special servicer will have the right, but not the obligation, at the expense of the trust, to obtain earthquake insurance on any mortgaged property securing a Specially Serviced Mortgage Loan and/or any REO Property so long as such insurance is available at commercially reasonable rates. The master servicer will not be required in any event to cause the borrower to maintain or itself obtain insurance coverage beyond what is available on commercially reasonable terms at a cost customarily acceptable (as determined by the master servicer) and consistent with the Servicing Standard; provided that the master servicer will be obligated to cause the borrower to maintain or itself obtain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the master servicer determines that
(i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located. Notwithstanding the limitation set forth in the preceding sentence, if the related mortgage loan documents and the related mortgage require the borrower to maintain insurance against property damage resulting from terrorism or similar acts, the master servicer will, prior to availing itself of any limitation described in that sentence with respect to any mortgage loan (or any component loan of an A/B Mortgage Loan) that has a principal balance in excess of $2,500,000, obtain the approval or disapproval of the special servicer and the Operating Adviser to the extent required by, and in accordance with the procedures set forth in, the Pooling and Servicing Agreement. The master servicer will be entitled to rely on the determination of the special servicer made in connection with such approval or disapproval. The special servicer will decide whether to withhold or grant such approval in accordance with the Servicing Standard. If any such approval has not been expressly denied within 7 business days of receipt by the special servicer and Operating Adviser from the master servicer of the master servicer's determination and analysis and all information reasonably requested thereby and reasonably available to the master servicer in order to make an informed decision, such approval will be deemed to have been granted. See "Risk Factors--The Absence Of Or Inadequacy Of Insurance Coverage On The Property May Adversely Affect Payments On Your Certificates" in this prospectus supplement.

THE SELLERS

Bear Stearns Commercial Mortgage, Inc.

         BSCMI is a wholly-owned subsidiary of Bear Stearns Mortgage Capital Corporation, and is a New York corporation and an affiliate of Bear, Stearns & Co. Inc., one of the underwriters. BSCMI or an affiliate of BSCMI originated all of the BSCMI Loans and underwrote all of the BSCMI Loans. The principal offices of BSCMI are located at 383 Madison Avenue, New York, New York 10179. BSCMI's telephone number is (212) 272-2000.

Morgan Stanley Mortgage Capital Inc.

         MSMC is an affiliate of Morgan Stanley & Co. Incorporated, one of the underwriters, formed as a New York corporation to originate and acquire loans secured by mortgages on commercial and multifamily real estate. Each of the MSMC Loans was originated or purchased by MSMC, and all of the MSMC Loans were underwritten by MSMC underwriters. The principal offices of MSMC are located at 1585 Broadway, New York, New York 10036. MSMC's telephone number is (212) 761-4700.

Wells Fargo Bank, National Association

         A description of Wells Fargo Bank, National Association is set forth under "Servicing of the Mortgage Loans - The Master Servicer and Special Servicer - Master Servicer" in this prospectus supplement.

Principal Commercial Funding, LLC

         PCF is a wholly owned subsidiary of Principal Global Investors, LLC which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multifamily real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates. The offices of PCF are located at 801 Grand Avenue, Des Moines, Iowa 50392. PCF's phone number is (515) 248-3944.

John Hancock Real Estate Finance, Inc.

         JHREF is a wholly-owned subsidiary of John Hancock Subsidiaries LLC, which is a wholly-owned subsidiary of John Hancock Life Insurance Company. JHREF was founded in 1982 and is headquartered in Boston, Massachusetts.

         JHREF presently has six offices across the country. Each of the JHREF Loans was underwritten and closed by JHREF. JHREF underwrote its mortgage loans at its headquarters in Boston, Massachusetts. The principal offices of JHREF are located at 200 Clarendon Street, 56th Floor, Boston, Massachusetts 02117. JHREF's telephone number is (617) 572-8716.

         On September 28, 2003, John Hancock Financial Services, Inc., the parent company of John Hancock Life Insurance Company, announced its intent to merge with Manulife Corporation. The merger transaction, which is expected to close in 2004, is subject to shareholder and regulatory approvals.

SALE OF THE MORTGAGE LOANS

         On the Closing Date, each seller will sell its mortgage loans, without recourse, to the Depositor, and the Depositor, in turn, will sell all of the mortgage loans, without recourse and will assign the representations and warranties made by each mortgage loan seller in respect of the mortgage loans and the related remedies for breach of the representations and warranties to the trustee for the benefit of the Certificateholders. In connection with such assignments, each seller is required in accordance with the related Mortgage Loan Purchase Agreement to deliver the Mortgage File, with respect to each mortgage loan so assigned by it to the trustee or its designee.

         The trustee will be required to review the documents delivered by each seller with respect to its mortgage loans within 75 days following the Closing Date, and the trustee will hold the related documents in trust. Within 45 days following the Closing Date, pursuant to the Pooling and Servicing Agreement, the assignments with respect to each mortgage loan and any related assignment of rents and leases, as described in the "Glossary of Terms" under the term "Mortgage File", are to be completed in the name of the trustee, if delivered in blank, and submitted for recording in the real property records of the appropriate jurisdictions at the expense of the applicable seller.

         The mortgagee of record with respect to any Non-Serviced Mortgage Loan will be the related Non-Serviced Mortgage Loan Trustee.

REPRESENTATIONS AND WARRANTIES

         In each Mortgage Loan Purchase Agreement, the related seller has represented and warranted with respect to each of its mortgage loans, subject to certain specified exceptions, as of the Closing Date or as of such other date specifically provided in the representation and warranty, among other things, generally to the effect that:

         (1) the information presented in the schedule of the mortgage loans attached to the related Mortgage Loan Purchase Agreement is complete, true and correct in all material respects;

         (2) such seller owns the mortgage loan free and clear of any and all pledges, liens and/or other encumbrances;

         (3) no scheduled payment of principal and interest under the mortgage loan was 30 days or more past due as of the Cut-off Date, and the mortgage loan has not been 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date;

         (4) the related mortgage constitutes a valid and, subject to certain creditors' rights exceptions, enforceable first priority mortgage lien, subject to certain permitted encumbrances, upon the related mortgaged property;

         (5) the assignment of the related mortgage in favor of the trustee constitutes a legal, valid and binding assignment;

         (6) the related assignment of leases establishes and creates a valid and, subject to certain creditors' rights exceptions, enforceable first priority lien in the related borrower's interest in all leases of the mortgaged property;

         (7) the mortgage has not been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related mortgaged property has not been released from the lien of such mortgage, in whole or in material part;

         (8) except as set forth in a property inspection report prepared in connection with the origination or securitization of the mortgage loan, the related mortgaged property is, to the seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan;

         (9) the seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any mortgaged property;

         (10) the related mortgaged property is covered by an American Land Title Association, or an equivalent form of, lender's title insurance policy that insures that the related mortgage is a valid, first priority lien on such mortgaged property, subject only to certain permitted encumbrances;

         (11) the proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect to the mortgage loan;

         (12) except in the case of the mortgage loans covered by the secured creditor impaired property policy that we describe above, an environmental site assessment or update of a previous assessment was performed with respect to the mortgaged property in connection with the origination or securitization of the related mortgage loan, a report of each such assessment (or the most recent assessment with respect to each mortgaged property) has been delivered to the Depositor, and such seller has no knowledge of any material and adverse environmental condition or circumstance affecting such mortgaged property that was not disclosed in such report;

         (13) each mortgage note, mortgage and other agreement that evidences or secures the mortgage loan is, subject to certain creditors' rights exceptions and other exceptions of general application, the legal, valid and binding obligation of the maker, enforceable in accordance with its terms, and there is no valid defense, counterclaim or right of offset or rescission available to the related borrower with respect to such mortgage note, mortgage or other agreement;

         (14) the related mortgaged property is, and is required pursuant to the related mortgage to be, insured by casualty, business interruption and liability insurance policies of a type specified in the related Mortgage Loan Purchase Agreement;

         (15) there are no delinquent or unpaid taxes, assessments or other outstanding charges affecting the related mortgaged property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage;

         (16) the related borrower is not, to the seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding;

         (17) no mortgage requires the holder of it to release all or any material portion of the related mortgaged property from the lien of the mortgage except upon payment in full of the mortgage loan, a defeasance of the mortgage loan or, in certain cases, upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) except where the portion of the related mortgaged property permitted to be released was not considered by the seller to be material in underwriting the mortgage loan, the payment of a release price and prepayment consideration in connection therewith;

         (18) to such seller's knowledge, there exists no material default, breach, violation or event of acceleration, and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing, under the related mortgage note or mortgage in any such case to the extent the same materially and adversely affects the value of the mortgage loan and the related mortgaged property, other than those defaults that are covered by certain other of the preceding representations and warranties;

         (19) the related mortgaged property consists of a fee simple estate in real estate or, if the related mortgage encumbers the interest of a borrower as a lessee under a ground lease of the mortgaged property (a) such ground lease or a memorandum of the ground lease has been or will be duly recorded and (or the related estoppel letter or lender protection agreement between the seller and related lessor) permits the interest of the lessee under the ground lease to be encumbered by the related mortgage; (b) the lessee's interest in such ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than certain permitted encumbrances;
(c) the borrower's interest in such ground lease is assignable to the Depositor and its successors and assigns upon notice to, but without the consent of, the lessor under the ground lease (or if it is required it will have been obtained prior to the Closing Date); (d) such ground lease is in full force and effect and the seller has received no notice that an event of default has occurred under the ground lease; (e) such ground lease, or a related estoppel letter, requires the lessor under such ground lease to give notice of any default by the lessee to the holder of the mortgage and further provides that no notice of termination given under such ground lease is effective against such holder unless a copy has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on the terms that do not materially vary from the economic terms of the ground lease; (f) the holder of the mortgage is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such ground lease) to cure any default under such ground lease, which is curable after the receipt of notice of any such default, before the lessor under the ground lease may terminate such ground lease; and (g) such ground lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the scheduled maturity date of the related mortgage loan; and

         (20) the related mortgage loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of lender incurred in connection with the defeasance of such mortgage loan and the release of the related mortgaged property, and the borrower is required to pay all reasonable costs and expenses of lender associated with the approval of an assumption of such mortgage loan.

REPURCHASES AND OTHER REMEDIES

         If any mortgage loan document required to be delivered to the trustee by a seller with respect to its mortgage loans as described under "--Sale of the Mortgage Loans" above has a Material Document Defect, or if there is a Material Breach by a seller regarding the characteristics of any of its mortgage loans and/or the related mortgaged properties as described under "--Representations and Warranties" above, then such seller will be obligated to cure such Material Document Defect or Material Breach in all material respects within the applicable Permitted Cure Period. Notwithstanding the foregoing, in the event that the payments described under subparagraph 20 of the preceding paragraph above are insufficient to pay the expenses associated with such defeasance or assumption of the related mortgage loan, it shall be the sole obligation of the related mortgage loan seller to pay an amount sufficient to pay such expenses.

         If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure Period, the seller will be obligated, not later than the last day of such Permitted Cure Period, to:

         o repurchase the affected mortgage loan from the trust at the Purchase Price; or,

         o at its option, if within the two-year period commencing on the Closing Date, replace such mortgage loan with a Qualifying Substitute Mortgage Loan, and pay an amount generally equal to the excess of the applicable Purchase Price for the mortgage loan to be replaced (calculated as if it were to be repurchased instead of replaced), over the unpaid principal balance of the applicable Qualifying Substitute Mortgage Loan as of the date of substitution, after application of all payments due on or before such date, whether or not received.

         The seller must cure any Material Document Defect or the Material Breach within the Permitted Cure Period, provided, however, that if such Material Document Defect or Material Breach would cause the mortgage loan to be other than a "qualified mortgage", as defined in the Code, then the repurchase or substitution must occur within 90 days from the date the seller was notified of the defect or breach.

         The foregoing obligations of any seller to cure a Material Document Defect or a Material Breach in respect of any of its mortgage loans or repurchase or replace the defective mortgage loan, will constitute the sole remedies of the trustee and the Certificateholders with respect to such Material Document Defect or Material Breach; and none of us, the other sellers or any other person or entity will be obligated to repurchase or replace the affected mortgage loan if the related seller defaults on its obligation to do so. Each seller is obligated to cure, repurchase or replace only mortgage loans that are sold by it, and will have no obligations with respect to any mortgage loan sold by any other seller.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

         The description in this prospectus supplement of the Mortgage Pool and the mortgaged properties is based upon the Mortgage Pool as expected to be constituted at the time the offered certificates are issued. Prior to the issuance of the offered certificates, a mortgage loan may be removed from the Mortgage Pool if we deem such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the offered certificates, unless including such mortgage loans would materially alter the characteristics of the Mortgage Pool as described herein. The information presented herein is representative of the characteristics of the Mortgage Pool as it will be constituted at the time the offered certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the Mortgage Pool may vary.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

         The master servicer and the special servicer, either directly or through the Primary Servicers or sub-servicers, will be required to service and administer the mortgage loans (other than any Non-Serviced Mortgage Loans) in accordance with the Servicing Standard. The applicable Non-Serviced Mortgage Loan Pooling and Servicing Agreement will exclusively govern the servicing and administration of the related Non-Serviced Mortgage Loan Group (and all decisions, consents, waivers, approvals and other actions on the part of the holders of any loans in a Non-Serviced Mortgage Loan Group will be effected in accordance with the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement). Consequently, the servicing provisions described herein, including, but not limited to those regarding the maintenance of insurance, the enforcement of due-on-encumbrance and due-on-sale provisions, and those regarding modification of the mortgage loans, appraisal reductions, defaulted mortgage loans and foreclosure procedures and the administration of accounts will not be applicable to any Non-Serviced Mortgage Loans, the servicing and administration of which will instead be governed by the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement. The servicing standard for any Non-Serviced Mortgage Loan under its related Non-Serviced Mortgage Loan Pooling and Servicing Agreement is substantially similar to the Servicing Standard under the Pooling and Servicing Agreement.

         Each of the master servicer and the special servicer is required to adhere to the Servicing Standard without regard to any conflict of interest that it may have, any fees or other compensation to which it is entitled, any relationship it may have with any borrower, and the different payment priorities among the Classes of certificates. Each of the master servicer, the special servicer and any Primary Servicer may become the owner or pledgee of certificates with the same rights as each would have if it were not the master servicer, the special servicer or a Primary Servicer, as the case may be.

         Any such interest of the master servicer, the special servicer or a Primary Servicer in the certificates will not be taken into account when evaluating whether actions of the master servicer, the special servicer or a Primary Servicer are consistent with their respective obligations in accordance with the Servicing Standard, regardless of whether such actions may have the effect of benefiting the Class or Classes of certificates owned by the master servicer, the special servicer or a Primary Servicer. In addition, the master servicer or the special servicer may, under limited circumstances, lend money on an unsecured basis to, accept deposits from, and otherwise generally engage in any kind of business or dealings with, any borrower as though the master servicer or the special servicer were not a party to the transactions contemplated hereby.

         On the Closing Date, the master servicer will enter into an agreement with each of the Primary Servicers under which the Primary Servicers will assume many of the servicing obligations of the master servicer presented in this section with respect to mortgage loans sold by it or its affiliates to the trust. The Primary Servicers are subject to the Servicing Standard. If an Event of Default occurs in respect of the master servicer and the master servicer is terminated, such termination will not necessarily cause the termination of any of the Primary Servicers. Notwithstanding the provisions of any primary servicing agreement or the Pooling and Servicing Agreement, the master servicer shall remain obligated and liable to the trustee, paying agent and the Certificateholders for servicing and administering of the mortgage loans in accordance with the provisions of the Pooling and Servicing Agreement to the same extent as if the master servicer was alone servicing and administering the mortgage loans.

         Each of the master servicer, the Primary Servicers and the special servicer is permitted to enter into a sub-servicing agreement and any such sub-servicer will receive a fee for the services specified in such sub-servicing agreement. However, any subservicing is subject to various conditions set forth in the Pooling and Servicing Agreement including the requirement that the master servicer, the special servicer or the Primary Servicer, as the case may be, will remain liable for its servicing obligations under the Pooling and Servicing Agreement. The master servicer or the special servicer, as the case may be, will be required to pay any servicing compensation due to any sub-servicer out of its own funds.

         The master servicer or special servicer may resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, upon 30 days notice to the trustee, provided that:

         o a successor master servicer or special servicer is available and willing to assume the obligations of the master servicer or special servicer, and accepts appointment as successor master servicer or special servicer, on substantially the same terms and conditions, and for not more than equivalent compensation;

         o the master servicer or special servicer bears all costs associated with its resignation and the transfer of servicing; and

         o the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

         Furthermore, the master servicer or special servicer may resign if it determines that its duties are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. A resignation of the master servicer will not affect the rights and obligations of the Primary Servicers to continue to act as primary servicers. If the master servicer ceases to serve as such and shall not have been replaced by a qualified successor, the trustee or an agent of the trustee will assume the master servicer's duties and obligations under the Pooling and Servicing Agreement. If the special servicer shall cease to serve as such and a qualified successor shall not have been engaged, the trustee or an agent will assume the duties and obligations of the special servicer.

         The relationship of each of the master servicer and the special servicer to the trustee is intended to be that of an independent contractor and not that of a joint venturer, partner or agent.

         The master servicer will have no responsibility for the performance by the special servicer, to the extent they are different entities, of its duties under the Pooling and Servicing Agreement, and the special servicer will have no responsibility for the performance by the master servicer of its duties under the Pooling and Servicing Agreement.

         The master servicer initially will be responsible for the servicing and administration of the entire Mortgage Pool. However, the special servicer will be responsible for servicing and administering any Specially Serviced Mortgage Loans.

         Upon the occurrence of any of the events set forth under the definition of the term "Specially Serviced Mortgage Loan" in the "Glossary of Terms" in this prospectus supplement (generally regarded as "Servicing Transfer Events"), the master servicer will be required to transfer its principal servicing responsibilities with respect to a Specially Serviced Mortgage Loan to the special servicer in accordance with the procedures set forth in the Pooling and Servicing Agreement. Notwithstanding such transfer, the master servicer will continue to receive any payments on such mortgage loan, including amounts collected by the special servicer, to make selected calculations with respect to such mortgage loan, and to make remittances to the paying agent and prepare reports for the trustee and the paying agent with respect to such mortgage loan. If title to the related mortgaged property is acquired by the trust, whether through foreclosure, deed in lieu of foreclosure or otherwise, the special servicer will be responsible for the operation and management of the property and such loan will be considered a Specially Serviced Mortgage Loan. The special servicing transfer events for any Non-Serviced Mortgage Loan under its related Non-Serviced Mortgage Loan Pooling and Servicing Agreement are substantially similar to the events set forth under the definition of the term "Specially Serviced Mortgage Loan" in the "Glossary of Terms" to this prospectus supplement.

         A Specially Serviced Mortgage Loan can become a Rehabilitated Mortgage Loan to which the master servicer will re-assume all servicing responsibilities.

         The master servicer and the special servicer will, in general, each be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. See "Description of the Offered Certificates--Advances--Servicing Advances" in this prospectus supplement.

         The Primary Servicers, the master servicer and the special servicer and any director, officer, employee or agent of any of them will be entitled to indemnification from the trust out of collections on, and other proceeds of, the mortgage loans (and, if and to the extent that the matter relates to a Serviced Companion Mortgage Loan or B Note, out of collections on, and other proceeds of, the Serviced Companion Mortgage Loan or B Note) against any loss, liability, or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement, the mortgage loans, any Serviced Companion Mortgage Loan, any B Note or the certificates other than any loss, liability or expense incurred by reason of the Primary Servicer's, master servicer's or special servicer's willful misfeasance, bad faith or negligence in the performance of their duties under the Pooling and Servicing Agreement.

         The Non-Serviced Mortgage Loan Pooling and Servicing Agreements generally require the consent of the trustee, as holder of the Non-Serviced Mortgage Loans, to certain amendments to that agreement that would adversely affect the rights of the trustee in that capacity.

SERVICING OF THE GIC OFFICE PORTFOLIO LOAN GROUP AND THE U.S. BANK TOWER LOAN GROUP

The GIC Office Portfolio Loan Group

         It is anticipated that the GIC Office Portfolio Loan Group and any related REO Property will be serviced under the LB-UBS 2004-C1 Pooling and Servicing Agreement. That agreement provides for servicing in a manner acceptable for rated transactions similar in nature to the Series 2004-TOP13 securitization. The servicing arrangements under the LB-UBS 2004-C1 Pooling and Servicing Agreement are anticipated to be generally similar to the servicing arrangements under the Pooling and Servicing Agreement.

Rights of the Holder of the GIC Office Portfolio B Note

         The holder of the GIC Office Portfolio B Note has certain rights under the related co-lender agreement, including, among others, the following:

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          Option to Cure Defaults Under GIC Office Portfolio Loan Group. The
holder of the GIC Office Portfolio B Note has the right to cure events of default with respect to the GIC Office Portfolio Pari Passu Loan and the GIC Office Portfolio Companion Loans that may be cured by the payment of money, within 10 business days of the later of (a) receipt by such holder of the GIC Office Portfolio B Note of notice of the subject event of default and (b) the expiration of any applicable grace period for the subject event of default. The holder of the GIC Office Portfolio B Note may not cure a monetary mortgage event of default more than (a) nine times over the life of such loans, (b) four consecutive times or (c) five times in any twelve-month period.

          Option to Purchase GIC Office Portfolio A Notes. The holder of the GIC Office Portfolio B Note has the ability, following the transfer to special servicing of all of the mortgage loans in the GIC Office Portfolio Loan Group (provided that either (i) there has been a failure to make a monthly payment that is at least 60 days past due or (ii) such transfer is immediately prior to the holder of the GIC Office Portfolio B Note losing its designation as the Lead Lender (provided that either a mortgage event of default has occurred and is continuing or is reasonably foreseeable)), to purchase the GIC Office Portfolio A Notes, at a price generally equal to the unpaid principal balance of each such GIC Office Portfolio A Note, plus accrued unpaid interest on each such GIC Office Portfolio A Note at the related net mortgage interest rate (other than default interest), plus any servicing compensation, servicing advances and interest on advances payable with respect to the GIC Office Portfolio Loan Group pursuant to the LB-UBS 2004-C1 Pooling and Servicing Agreement.

          Additional Rights of the Holder of the GIC Office Portfolio B Note. Pursuant to the related co-lender agreement, for so long as the holder of the GIC Office Portfolio B Note is the Lead Lender under the related co-lender agreement (as described above), the holder of the GIC Office Portfolio B Note may advise the applicable master servicer and special servicer with respect to the GIC Office Portfolio Loan Group with respect to the following actions of such master servicer or special servicer, as applicable, and no such servicer will be permitted to take any of the following actions with respect to the GIC Office Portfolio Loan Group, unless and until that servicer has notified each holder of a loan in the GIC Office Portfolio Loan Group in writing and the Lead Lender has not objected in writing within ten (10) business days of having been so notified and having been provided with all reasonably requested information (and if such written objection has not been received by the applicable master servicer or special servicer within such ten (10) business day period, then the Lead Lender's approval will be deemed to have been given):

          o any foreclosure upon or comparable conversion (which may include the acquisition of REO Property) of the ownership of the mortgaged properties relating to the GIC Office Portfolio Pari Passu Loan and the other collateral securing the GIC Office Portfolio Loan Group;

          o any modification, extension, amendment or waiver of a monetary term (including the timing of payments) or any material non-monetary term (including any material term relating to insurance) of any loan in the GIC Office Portfolio Loan Group;

          o any proposed sale of any mortgaged properties relating to the GIC Office Portfolio Loan Group after it becomes an REO Property for less than the aggregate unpaid principal balance of the loans in the GIC Office Portfolio Loan Group (plus interest and unreimbursed servicing advances);

          o    any acceptance of a discounted payoff;

          o any determination to bring the mortgaged properties relating to the GIC Office Portfolio Loan Group into compliance with applicable environmental laws or to otherwise address hazardous materials located at the mortgaged properties relating to the GIC Office Portfolio Loan Group;

          o any release of collateral for the GIC Office Portfolio Loan Group (other than in accordance with the terms of, or upon satisfaction of, the loans in the GIC Office Portfolio Loan Group) including, but not limited to, the termination or release of any reserves or escrows;

          o any acceptance of substitute or additional collateral for the GIC Office Portfolio Loan Group (other than in accordance with its terms);

          o any waiver of a "due-on-sale" or "due-on-encumbrance" clause for the GIC Office Portfolio Loan Group;

          o any acceptance of an assumption agreement releasing the related borrower from liability under the GIC Office Portfolio Loan Group;

          o any renewal or replacement of the then existing insurance policies (to the extent that such renewal or replacement policy does not comply with the terms of the related GIC Office Portfolio Loan Group loan documents) or any waiver, modification or amendment of any insurance requirements under the GIC Office Portfolio Loan Group loan documents;

          o any approval of a material capital expenditure, if approval is required under the GIC Office Portfolio Loan Group loan documents;

          o any replacement of the related property manager, if approval is required under the GIC Office Portfolio Loan Group loan documents;

          o any approval of additional indebtedness secured by a mortgaged properties relating to the GIC Office Portfolio Loan Group, if approval is required under the GIC Office Portfolio Loan Group loan documents; and

          o any adoption or approval of a plan in bankruptcy of the related borrower.

          Notwithstanding the foregoing, if the applicable servicer determines that immediate action is necessary to protect the interest of the holders of any loan in the GIC Office Portfolio Loan Group (as a collective whole), then such applicable servicer may take any such action without waiting for the response of the Lead Lender.

          In addition, for so long as the holder of the GIC Office Portfolio B
Note is the Lead Lender with respect to the GIC Office Portfolio Loan Group, the holder of the GIC Office Portfolio B Note may direct the applicable servicer to take, or to refrain from taking, such actions as the holder of the GIC Office Portfolio B Note may deem consistent with the related co-lender agreement or as to which provision is otherwise made in the related co-lender agreement. Upon reasonable request, the applicable servicer will, with respect to the GIC Office Portfolio Loan Group, provide the holder of the GIC Office Portfolio B Note with any information in the possession of such servicer with respect to such matters, including its reasons for determining to take a proposed action.

          However, no advice, direction or objection from or by the Lead Lender, as contemplated by the related co-lender agreement, may (and the applicable servicer is obligated to ignore and act without regard to any such advice, direction or objection that such servicer has determined, in its reasonable, good faith judgment, will) require, cause or permit the applicable servicer to violate any provision of the related co-lender agreement, the applicable servicing agreement (including the applicable servicer's obligation to act in accordance with the servicing standard described therein) or the terms of the GIC Office Portfolio Loan Group loan documents or applicable law or result in an adverse REMIC event or an adverse grantor trust event. The applicable servicer will not be obligated to seek approval from the Lead Lender, as contemplated above, for any actions to be taken by such servicer if (i) such servicer has, as described above, notified the Lead Lender in writing of various actions that such servicer proposes to take with respect to the workout or liquidation of the Lead Lender's loan and (ii) for 60 days following the first such notice, the Lead Lender has objected to all of those proposed actions and has failed to suggest any alternative actions that the applicable servicer considers to be consistent with the servicing standard described in the applicable servicing agreement.

The U.S. Bank Tower Loan Group

          The U.S. Bank Tower Loan Group and any related REO Property are being serviced under the Greenwich 2003-C2 Pooling and Servicing Agreement. That agreement provides for servicing in a manner acceptable for rated transactions generally similar in nature to the servicing under the Pooling and Servicing Agreement. The servicing arrangements under the Greenwich 2003-C2 Pooling and Servicing Agreement are generally similar to the servicing arrangements under the Pooling and Servicing Agreement.

Successor Servicing Agreements

         GIC Office Portfolio Loan Group. If the GIC Office Portfolio Companion Loan that is anticipated to become an asset of the trust to be established by the LB-UBS 2004-C1 Pooling and Servicing Agreement is no longer subject to the LB-UBS 2004-C1 Pooling and Servicing Agreement following such securitization, then the GIC Office Portfolio Pari Passu Loan will be serviced and administered under one or more new servicing agreements (collectively, a "Successor Servicing Agreement") on terms substantially similar to those in the LB-UBS 2004-C1 Pooling and Servicing Agreement, unless the holders of the loans in the GIC Office Portfolio Loan Group otherwise agree.

         The LB-UBS 2004-C1 Trustee, on behalf of (i) itself as holder of the GIC Office Portfolio Companion Loan that is in the LB-UBS 2004-C1 securitization, (ii) the holders of the other GIC Office Portfolio Loan Group loans and (iii) the trustee as holder of the GIC Office Portfolio Pari Passu Loan (for the benefit of the Series 2004-TOP13 Certificateholders), is required to negotiate the terms and conditions of any Successor Servicing Agreement. The related co-lender agreement among the holders of the loans in the GIC Office Portfolio Loan Group requires that the Successor Servicing Agreement, unless the other holders of the loans in the GIC Office Portfolio Loan Group otherwise consent in writing, (i) not be materially inconsistent with the co-lender agreement, (ii) require the subject servicer(s) to service and administer the loans in the GIC Office Portfolio Loan Group and, if applicable, the mortgaged properties relating to the GIC Office Portfolio Loan in accordance with (A) any and all applicable laws, (B) the express terms of the related co-lender agreement (and any other applicable co-lender agreements), the Successor Servicing Agreement and the terms of those loans and (C) to the extent consistent with the foregoing, a servicing standard that is to be substantially the same as the servicing standard provided for in the LB-UBS 2004-C1 Pooling and Servicing Agreement, (iii) provide for the establishment of accounts in respect of the loans in the GIC Office Portfolio Loan Group and the mortgaged properties relating to the GIC Office Portfolio Loan Group substantially the same as those provided for in the LB-UBS 2004-C1 Pooling and Servicing Agreement and for the making of deposits to and withdrawals from such accounts consistent with the provisions of the LB-UBS 2004-C1 Pooling and Servicing Agreement, (iv) provide for servicing and special servicing compensation that is no less advantageous to the holder of the GIC Office Portfolio B Note than provided for in the LB-UBS 2004-C1 Pooling and Servicing Agreement, (v) provide for standard Commercial Mortgage Securities Association reporting, (vi) provide for "events of default" on the part of the subject servicer(s), and for related rights on the part of the holders of the loans in the GIC Office Portfolio Loan Group substantially similar to those provided for in the LB-UBS 2004-C1 Pooling and Servicing Agreement, (vii) contain requirements regarding when and what type of appraisals are to be obtained with respect to the mortgaged properties relating to the GIC Office Portfolio Loan Group and provisions regarding the calculation of appraisal reductions that are substantially similar to the corresponding requirements and provisions in the LB-UBS 2004-C1 Pooling and Servicing Agreement, (viii) provide for the making and reimbursement (with interest) of advances with respect to the loans in the GIC Office Portfolio Loan Group and/or the mortgaged properties relating to the GIC Office Portfolio Pari Passu Loan in a manner substantially similar to the making and reimbursement (with interest) of advances with respect to the GIC Office Portfolio Loan Group in the LB-UBS 2004-C1 Pooling and Servicing Agreement so long as any loan in the GIC Office Portfolio Loan Group is included in a securitization, (ix) provide for the loans in the GIC Office Portfolio Loan Group to be specially serviced under circumstances substantially similar to those set forth in the LB-UBS 2004-C1 Pooling and Servicing Agreement and (x) otherwise recognize the respective rights and obligations of the holders of the loans in the GIC Office Portfolio Loan Group under the co-lender agreement; provided, that prior to entering into any Successor Servicing Agreement, a confirmation is obtained from each applicable rating agency that the servicing and administration of the GIC Office Portfolio Loan Group under the Successor Servicing Agreement will not result in the qualification, downgrade or withdrawal of any rating then assigned by any rating agency with respect to any certificates evidencing a direct beneficial ownership interest in any loan in the GIC Office Portfolio Loan Group, except that such confirmation will not be required from any rating agency with respect to a Successor Servicing Agreement if one or more classes of securities issued in connection with the LB-UBS 2004-C1 securitization are rated by such rating agency.

         Notwithstanding the foregoing, if, at such time as (i) neither the GIC Office Portfolio Companion Loan that is anticipated to become an asset of the LB-UBS 2004-C1 commercial mortgage securitization, nor, following foreclosure or acceptance of a deed in lieu of foreclosure, any mortgaged property relating to the GIC Office Portfolio Loan Group, is an asset of the trust established by the LB-UBS 2004-C1 Pooling and Servicing Agreement and (ii) a separate Successor Servicing Agreement with respect to the loans in the GIC Office Portfolio Loan Group has thereafter not been entered into, then, until such time as a separate Successor Servicing Agreement is entered into, and notwithstanding that neither the GIC Office Portfolio Companion Loan referred to in this sentence nor, if applicable, any mortgaged property relating to the GIC Office Portfolio Pari Passu Loan is at that time an asset of the LB-UBS 2004-C1 securitization, the LB-UBS 2004-C1 Master Servicer and, if applicable, the LB-UBS 2004-C1 Special Servicer will be required to continue to service and administer the loans in the GIC Office Portfolio Loan Group and/or, if applicable, the mortgaged properties relating to the GIC Office Portfolio Pari Passu Loan, for the benefit of the holders of those loans, under the LB-UBS 2004-C1 Pooling and Servicing Agreement as if it were a separate servicing agreement, with the loans in the GIC Office Portfolio Loan Group or, if applicable, the mortgaged properties relating to the GIC Office Portfolio Pari Passu Loan constituting the sole assets covered by it.

         U.S. Bank Tower Loan Group. At such time as the U.S. Bank Tower Companion A Loan is no longer in a securitization, the holder of the U.S. Bank Tower Companion A Loan will cause the loans in the U.S. Bank Tower Loan Group to be serviced pursuant to a servicing agreement that is agreed upon by the holders of the U.S. Bank Tower Companion A Loan, U.S. Bank Tower Companion B Loan and U.S. Bank Tower Pari Passu Loan (and provided that the rating agencies have given written confirmation that such change in servicing will not result in a downgrade, qualification or withdrawal of the ratings assigned to the certificates) and that is substantially similar to the Greenwich 2003-C2 Pooling and Servicing Agreement. Until a replacement servicing agreement has been entered into (and such written confirmation has been obtained), the holder of the U.S. Bank Tower Companion A Loan will cause the loans in the U.S. Bank Tower Loan Group to be serviced pursuant to the provisions of the Greenwich 2003-C2 Pooling and Servicing Agreement as if such agreement were still in full force and effect with respect to the U.S. Bank Tower Loan Group; provided, however, that until a replacement servicing agreement is in place, the actual servicing of the loans in the U.S. Bank Tower Loan Group may be performed by an entity appointed by the holder of the U.S. Bank Tower Companion A Loan and does not have to be performed by the service providers set forth under the Greenwich 2003-C2 Pooling and Servicing Agreement.

THE MASTER SERVICER AND SPECIAL SERVICER

Master Servicer

         Wells Fargo Bank, National Association ("Wells Fargo") will be responsible for servicing the mortgage loans as master servicer. Wells Fargo provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. Wells Fargo is also the paying agent and certificate registrar and is an affiliate of Wells Fargo Brokerage Services, LLC, one of the underwriters.

         Wells Fargo's principal servicing offices are located at 45 Fremont Street, 2nd Floor, San Francisco, California 94105.

         As of December 31, 2003, Wells Fargo was responsible for servicing approximately 6,325 commercial and multifamily mortgage loans, totaling approximately $41.76 billion in aggregate outstanding principal amounts, including loans securitized in mortgage-backed securitization transactions.

         Wells Fargo & Company is the holding company for Wells Fargo. Wells Fargo & Company files reports with the Securities and Exchange Commission that are required under the Securities Exchange Act of 1934. Such reports include information regarding the master servicer and may be obtained at the website maintained by the Securities and Exchange Commission at http://www.sec.gov.

         The information presented herein concerning Wells Fargo has been provided by Wells Fargo. Accordingly, we make no representation or warranty as to the accuracy or completeness of such information.

Special Servicer

         ARCap Servicing, Inc., a Delaware corporation, will be responsible for servicing the Specially Serviced Mortgage Loans. The special servicer is a wholly owned subsidiary of ARCap REIT, Inc., headquartered in Irving, Texas, and an affiliate of ARCap CMBS Fund REIT, Inc., the entity which is anticipated to be the initial Operating Adviser. The special servicer's principal place of business is 5605 N. MacArthur Blvd., Suite 950, Dallas, Texas

75038. As of November 30, 2003, ARCap Servicing, Inc. was named the special servicer on 33 CMBS transactions encompassing 5,342 loans with a legal balance of $34.67 billion. The portfolios include office, retail, multifamily, hospitality, industrial and other types of income producing properties in the United States, Canada and Puerto Rico.

         The information presented herein concerning ARCap Servicing, Inc. has been provided by ARCap Servicing, Inc. Accordingly, we make no representation or warranty as to the accuracy or completeness of such information.

THE MASTER SERVICER

Master Servicer Compensation

         The master servicer will be entitled to a Master Servicing Fee equal to the Master Servicing Fee Rate applied to the outstanding Scheduled Principal Balance of each mortgage loan, including REO Properties. The master servicer will be entitled to retain as additional servicing compensation all investment income earned on amounts on deposit in the Certificate Account and interest on escrow accounts if permitted by the related loan documents, and--in each case to the extent not payable to the special servicer or any sub-servicer or Primary Servicer as provided in the Pooling and Servicing Agreement or any primary or sub-servicing agreement--late payment charges, assumption fees, modification fees, extension fees, defeasance fees and default interest payable at a rate above the related mortgage rate, provided that late payment charges and default interest will only be payable to the extent that they are not required to be used to pay interest accrued on any Advances pursuant to the terms of the Pooling and Servicing Agreement.

         The related Master Servicing Fee and certain other compensation payable to the Master Servicer will be reduced, on each Distribution Date by the amount, if any, of a Compensating Interest Payment required to be made by the master servicer on such Distribution Date. Any Net Aggregate Prepayment Interest Shortfall will be allocated as presented under "Description of the Offered Certificates--Distributions--Prepayment Interest Shortfalls and Prepayment Interest Excesses" in this prospectus supplement. If Prepayment Interest Excesses for all mortgage loans other than Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any Distribution Date, such excess amount will be payable to the master servicer as additional servicing compensation.

         In the event that Wells Fargo resigns or is no longer master servicer for any reason, Wells Fargo will continue to have the right to receive its portion of the Excess Servicing Fee. Any successor servicer will receive the Master Servicing Fee as compensation.

EVENTS OF DEFAULT

         If an Event of Default described under the third, fourth, eighth, ninth or tenth bullet under the definition of "Event of Default" under the "Glossary of Terms" has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate on the date which is 60 days following the date on which the trustee or the Depositor gives written notice to the master servicer that the master servicer is terminated. If an event of default described under the first, second, fifth, sixth or seventh bullet under the definition of "Event of Default" under the "Glossary of Terms" has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate, immediately upon the date which the trustee or the Depositor gives written notice to the master servicer that the master servicer is terminated. After any Event of Default, the trustee may elect to terminate the master servicer by providing such notice, and shall provide such notice if holders of certificates representing more than 25% of the Certificate Balance of all certificates so direct the trustee. Notwithstanding the foregoing, and in accordance with the Pooling and Servicing Agreement, if the Event of Default occurs primarily by reason of the occurrence of a default of a Primary Servicer under a primary servicing agreement, then the initial master servicer shall have the right to require that any successor master servicer enter into a primary servicing agreement with the initial master servicer with respect to all the mortgage loans as to which the primary servicing default occurred.

         The events of default under any Non-Serviced Mortgage Loan Pooling and Servicing Agreement, and the effect of such defaults in respect of the master servicer thereunder, are substantially similar to the Events of Default and termination provisions set forth above.

         Upon termination of the master servicer under the Pooling and Servicing Agreement, all authority, power and rights of the master servicer under the Pooling and Servicing Agreement, whether with respect to the mortgage loans or otherwise, shall terminate except for any rights related to unpaid servicing compensation or unreimbursed Advances or the Excess Servicing Fee, provided that in no event shall the termination of the master servicer be effective until a successor servicer shall have succeeded the master servicer as successor servicer, subject to approval by the Rating Agencies, notified the master servicer of such designation, and such successor servicer shall have assumed the master servicer's obligations and responsibilities with respect to the mortgage loans as set forth in the Pooling and Servicing Agreement. The trustee may not succeed the master servicer as servicer until and unless it has satisfied the provisions specified in the Pooling and Servicing Agreement. However, if the master servicer is terminated as a result of an Event of Default described under the fifth, sixth or seventh bullet under the definition of "Event of Default" under the "Glossary of Terms", the trustee shall act as successor servicer immediately and shall use commercially reasonable efforts to either satisfy the conditions specified in the Pooling and Servicing Agreement or transfer the duties of the master servicer to a successor servicer who has satisfied such conditions.

         However, if the master servicer is terminated solely due to an Event of Default described in the eighth, ninth or tenth bullet of the definition of Event of Default, and prior to being replaced as described in the previous paragraph the terminated master servicer provides the trustee with the appropriate "request for proposal" material and the names of potential bidders, the trustee will solicit good faith bids for the rights to master service the mortgage loans in accordance with the Pooling and Servicing Agreement. The trustee will have thirty days to sell the rights and obligations of the master servicer under the Pooling and Servicing Agreement to a successor servicer that meets the requirements of a master servicer under the Pooling and Servicing Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The termination of the master servicer will be effective when such servicer has succeeded the master servicer, as successor servicer and such successor servicer has assumed the master servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing Agreement. If a successor master servicer is not appointed within thirty days, the master servicer will be replaced by the trustee as described in the previous paragraph.

THE SPECIAL SERVICER

         The special servicer will oversee the resolution of Specially Serviced Mortgage Loans, act as disposition manager of REO Properties acquired on behalf of the trust through foreclosure or deed in lieu of foreclosure, maintain insurance with respect to REO Properties and provide monthly reports to the master servicer and the paying agent.

Special Servicer Compensation

         The special servicer will be entitled to receive:

         o    a Special Servicing Fee;

         o    a Workout Fee; and

         o    a Liquidation Fee.

         The Workout Fee with respect to any Rehabilitated Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage Loan or if the related mortgaged property becomes an REO Property; otherwise such fee is paid until maturity. If the special servicer is terminated for any reason, it will retain the right to receive any Workout Fees payable on mortgage loans that became Rehabilitated Mortgage Loans while it acted as special servicer and remained Rehabilitated Mortgage Loans at the time of such termination until such mortgage loan becomes a Specially Serviced Mortgage Loan or until the related mortgaged property becomes an REO Property. The successor special servicer will not be entitled to any portion of such Workout Fees.

         The special servicer is also permitted to retain, in general, assumption fees, modification fees, default interest and extension fees collected on Specially Serviced Mortgage Loans, certain borrower-paid fees, investment income earned on amounts on deposit in any accounts maintained for REO Property collections, and other charges specified in the Pooling and Servicing Agreement. The Special Servicing Fee, the Liquidation Fee and the Workout Fee will be obligations of the trust and will represent Expense Losses. The Special Servicer Compensation will be payable in addition to the Master Servicing Fee payable to the master servicer.

         In addition, the special servicer will be entitled to all assumption fees received in connection with any Specially Serviced Mortgage Loan and 50% of any other assumption fees. The special servicer will be entitled to approve assumptions with respect to all mortgage loans. If Prepayment Interest Excesses for all Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any Distribution Date, such excess amount will be payable to the special servicer as additional servicing compensation.

         As described in this prospectus supplement under "--The Operating Adviser," the Operating Adviser will have the right to receive notification of, advise the special servicer regarding, and consent to, certain actions of the special servicer, subject to the limitations described in this prospectus supplement and further set forth in the Pooling and Servicing Agreement.

         If any Non-Serviced Mortgage Loan becomes specially serviced under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement, the applicable Non-Serviced Mortgage Loan Special Servicer will be entitled to compensation substantially similar in nature to that described above.

Termination of Special Servicer

         The trustee may terminate the special servicer upon a Special Servicer Event of Default. However, if the special servicer is terminated solely due to a Special Servicer Event of Default described in the eighth or ninth bullet of the definition of Special Servicer Event of Default, and prior to being replaced the terminated special servicer provides the trustee with the appropriate request for proposal material and the names of potential bidders, the trustee will solicit good faith bids for the rights to specially service the mortgage loans in accordance with the Pooling and Servicing Agreement. The trustee will have thirty days to sell the rights and obligations of the special servicer under the Pooling and Servicing Agreement to a successor special servicer that meets the requirements of a special servicer under the Pooling and Servicing Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The special servicer is required to obtain the prior written consent of the Operating Adviser in connection with such sale of servicing rights. The termination of the special servicer will be effective when such successor special servicer has succeeded the special servicer as successor special servicer and such successor special servicer has assumed the special servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing Agreement. If a successor special servicer is not appointed within thirty days, the special servicer will be replaced by the trustee as described in the Pooling and Servicing Agreement.

         The special servicer events of default under any Non-Serviced Mortgage Loan Pooling and Servicing Agreement, and the effect of such defaults in respect of the special servicer thereunder, are substantially similar to the Special Servicer Events of Default and termination provisions set forth above.

         In addition to the termination of the special servicer upon a Special Servicer Event of Default, the Operating Adviser may direct the trustee to remove the special servicer, subject to certain conditions, as described below.

THE OPERATING ADVISER

         An Operating Adviser appointed by the holders of a majority of the Controlling Class will have the right to receive notification from the special servicer in regard to certain actions and to advise the special servicer with respect to the following actions, and the special servicer will not be permitted to take any of the following actions as to which the Operating Adviser has objected in writing (i) within five (5) business days of receiving notice in respect of actions relating to non-Specially Serviced Mortgage Loans and (ii) within ten (10) business days of receiving notice in respect of actions relating to Specially Serviced Mortgage Loans. The special servicer will be required to notify the Operating Adviser of, among other things:

         o any proposed modification, amendment or waiver, or consent to a modification, amendment or waiver, of a Money Term of a mortgage loan or an extension of the original maturity date;

         o any foreclosure or comparable conversion of the ownership of a mortgaged property;

         o any proposed sale of a Specially Serviced Mortgage Loan, other than in connection with the termination of the trust as described in this prospectus supplement under "Description of the Offered Certificates--Optional Termination";

         o any determination to bring an REO Property into compliance with applicable environmental laws; o any release of or acceptance of substitute or additional collateral for a mortgage loan;

         o    any acceptance of a discounted payoff;

         o any waiver or consent to a waiver of a "due-on-sale" or "due-on-encumbrance" clause;

         o any acceptance or consent to acceptance of an assumption agreement releasing a borrower from liability under a mortgage loan;

         o any release of collateral for a Specially Serviced Mortgage Loan (other than in accordance with the terms of, or upon satisfaction of, such mortgage loan);

         o any franchise changes or certain management company changes to which the special servicer is required to consent;

         o certain releases of any escrow accounts, reserve accounts or letters of credit; and

         o any determination as to whether any type of property-level insurance is required under the terms of any mortgage loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

         In addition, subject to the satisfaction of certain conditions, the Operating Adviser will have the right to direct the trustee to remove the special servicer at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each rating agency to the effect that such appointment would not result in a downgrade, withdrawal or qualification in any rating then assigned to any class of certificates. The Operating Adviser shall pay costs and expenses incurred in connection with the removal and appointment of a special servicer (unless such removal is based on certain events or circumstances specified in the Pooling and Servicing Agreement).

         At any time, the holders of a majority of the Controlling Class may direct the paying agent in writing to hold an election for an Operating Adviser, which election will be held commencing as soon as practicable thereafter.

         The Operating Adviser shall be responsible for its own expenses.

         Except as may be described in the Pooling and Servicing Agreement, the Operating Adviser will not have any rights under the applicable Non-Serviced Mortgage Loan Pooling and Servicing Agreement (other than limited notification rights), but the operating adviser or controlling party under the Non-Serviced Mortgage Loan Pooling and Servicing Agreement (or any B Note thereunder) will generally have similar rights to receive notification from that special servicer in regard to certain actions and to advise the special servicer with respect to those actions.

MORTGAGE LOAN MODIFICATIONS

         Subject to any restrictions applicable to REMICs, and to limitations imposed by the Pooling and Servicing Agreement, the master servicer may amend any term (other than a Money Term) of a mortgage loan, Serviced Companion Mortgage Loan or B Note that is not a Specially Serviced Mortgage Loan and may extend the maturity date of any Balloon Loan, other than a Specially Serviced Mortgage Loan, to a date not more than 60 days beyond the original maturity date.

         Subject to any restrictions applicable to REMICs, the special servicer will be permitted to enter into a modification, waiver or amendment of the terms of any Specially Serviced Mortgage Loan, including any modification, waiver or amendment to:

         o reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment Premium or Yield Maintenance Charge;

         o reduce the amount of the Scheduled Payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related mortgage rate;

         o forbear in the enforcement of any right granted under any mortgage note or mortgage relating to a Specially Serviced Mortgage Loan;

         o extend the maturity date of any Specially Serviced Mortgage Loan; and/or

         o    accept a Principal Prepayment during any Lock-out Period;

provided in each case that (1) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable judgment of the special servicer, such default is reasonably foreseeable, and (2) in the reasonable judgment of the special servicer, such modification, waiver or amendment would increase the recovery to Certificateholders (or if the related mortgage loan relates to a Serviced Companion Mortgage Loan or B Note, increase the recovery to Certificateholders and the holders of such Serviced Companion Mortgage Loan or B Note, as a collective whole) on a net present value basis, as demonstrated in writing by the special servicer to the trustee and the paying agent.

         In no event, however, will the special servicer be permitted to:

         o extend the maturity date of a Specially Serviced Mortgage Loan beyond a date that is two years prior to the Rated Final Distribution Date; and

         o if the Specially Serviced Mortgage Loan is secured by a ground lease, extend the maturity date of such Specially Serviced Mortgage Loan unless the special servicer gives due consideration to the remaining term of such ground lease.

         Modifications that forgive principal or interest of a mortgage loan will result in Realized Losses on such mortgage loan and such Realized Losses will be allocated among the various Classes of certificates in the manner described under "Description of the Offered Certificates--Distributions--Subordination; Allocation of Losses and Expenses" in this prospectus supplement.

         The modification of a mortgage loan may tend to reduce prepayments by avoiding liquidations and therefore may extend the weighted average life of the certificates beyond that which might otherwise be the case. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement.

         The provisions in any Non-Serviced Mortgage Loan Pooling and Servicing Agreement regarding the modifications of the related Non-Serviced Mortgage Loan are generally similar to the comparable provisions of the Pooling and Servicing Agreement.

SALE OF DEFAULTED MORTGAGE LOANS

         The Pooling and Servicing Agreement grants to each of (a) the holder of certificates representing the greatest percentage interest in the Controlling Class, (b) the special servicer, and (c) any seller with respect to mortgage loans it originated (other than Wells Fargo Bank, National Association), in that order, an option (the "Option") to purchase from the trust any defaulted mortgage loan that is at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its Balloon Payment). The Option Purchase Price for a defaulted mortgage loan will equal the fair value of such mortgage loan, as determined by the special servicer. The special servicer is required to recalculate the fair value of such defaulted mortgage loan if there has been a material change in circumstances or the Special Servicer has received new information that has a material effect on value (or otherwise if the time since the last valuation exceeds 60 days). If the Option is exercised by either the special servicer or the holder of certificates representing the greatest percentage interest in the Controlling Class or any of their affiliates then, prior to the exercise of the Option, the trustee will be required to verify that the Option Purchase Price is a fair price.

         The Option is assignable to a third party by the holder of the Option, and upon such assignment such third party shall have all of the rights granted to the original holder of such Option. The Option will automatically terminate, and will not be exercisable, if the mortgage loan to which it relates is no longer delinquent, because the defaulted mortgage loan has (i) become a Rehabilitated Mortgage Loan, (ii) been subject to a work-out arrangement, (iii) been foreclosed upon or otherwise resolved (including by a full or discounted pay-off), (iv) been purchased by the related mortgage loan seller pursuant to the Pooling and Servicing Agreement or (v) been purchased by the holder of a related B Note pursuant to a purchase option set forth in the related intercreditor agreement.

         Notwithstanding the foregoing, the Option will not apply to any Non-Serviced Mortgage Loan. However, the LB-UBS 2004-C1 Pooling and Servicing Agreement provides for a comparable fair value call for the GIC Office Portfolio Pari Passu Loan, and anyone exercising the right to purchase the GIC Office Portfolio Companion Loans under the LB-UBS 2004-C1 Pooling and Servicing Agreement must also purchase the GIC Office Portfolio Pari Passu Loan from the trust.

FORECLOSURES

         The special servicer may at any time, with notification to and consent of the Operating Adviser (or the B Note Operating Adviser, as applicable) and in accordance with the Pooling and Servicing Agreement, institute foreclosure proceedings, exercise any power of sale contained in any mortgage, accept a deed in lieu of foreclosure or otherwise acquire title to a mortgaged property by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on the related mortgage loan has occurred but subject, in all cases, to limitations concerning environmental matters and, in specified situations, the receipt of an opinion of counsel relating to REMIC requirements.

         If any mortgaged property is acquired as described in the preceding paragraph, the special servicer is required to sell the REO Property as soon as practicable consistent with the requirement to maximize proceeds for all certificateholders (and with respect to any Serviced Companion Mortgage Loan or B Note, for the holders of such loans) but in no event later than three years after the end of the year in which it was acquired (as such period may be extended by an application to the Internal Revenue Service or following receipt of an opinion of counsel that such extension will not result in the failure of such mortgaged property to qualify as "foreclosure property" under the REMIC provisions of the Code), or any applicable extension period, unless the special servicer has obtained an extension from the Internal Revenue Service or has previously delivered to the trustee an opinion of counsel to the effect that the holding of the REO Property by the trust subsequent to three years after the end of the year in which it was acquired, or to the expiration of such extension period, will not result in the failure of such REO Property to qualify as "foreclosure property" under the REMIC provisions of the Code. In addition, the special servicer is required to use its best efforts to sell any REO Property prior to the Rated Final Distribution Date or earlier to the extent required to comply with REMIC provisions.

         If the trust acquires a mortgaged property by foreclosure or deed in lieu of foreclosure upon a default of a mortgage loan, the Pooling and Servicing Agreement provides that the special servicer, on behalf of the trustee, must administer such mortgaged property so that it qualifies at all times as "foreclosure property" within the meaning of Code Section 860G(a)(8). The Pooling and Servicing Agreement also requires that any such mortgaged property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such mortgaged property. Generally, REMIC I will not be taxable on income received with respect to a mortgaged property to the extent that it constitutes "rents from real property," within the meaning of Code Section 856(c)(3)(A) and Treasury regulations under the Code. "Rents from real property" do not include the portion of any rental based on the net profits derived by any person from such property. No determination has been made whether rent on any of the mortgaged properties meets this requirement. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a mortgaged property owned by a trust, would not constitute "rents from real property," or that all of the rental income would not so qualify if the non-customary services are not provided by an independent contractor or a separate charge is not stated. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a mortgaged property owned by REMIC I, including but not limited to a hotel or healthcare business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property," which would be taxable to REMIC I at the highest marginal federal corporate rate -- currently 35% -- and may also be subject to state or local taxes. Any such taxes would bE chargeable against the related income for purposes of determining the amount of the proceeds available for distribution to holders of certificates. Under the Pooling and Servicing Agreement, the special servicer is required to determine whether the earning of such income taxable to REMIC I would result in a greater recovery to Certificateholders on a net after-tax basis than a different method of operation of such property. Prospective investors are advised to consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following discussion, when read in conjunction with the discussion of "Federal Income Tax Consequences" in the prospectus, describes the material federal income tax considerations for investors in the offered certificates. However, these two discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules, and do not address state and local tax considerations. Prospective purchasers should consult their own tax advisers in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the offered certificates.

GENERAL

         For United States federal income tax purposes, portions of the trust will be treated as "Tiered REMICs" as described in the prospectus. See "Federal Income Tax Consequences--REMICs--Tiered REMIC Structures" in the prospectus. Three separate REMIC electionS will be made with respect to designated portions of the trust other than that portion of the trust consisting of the rights to Excess Interest and the Excess Interest Sub-account (the "Excess Interest Grantor Trust"). Upon the issuance of the offered certificates, Latham & Watkins LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming:

         o    the making of proper elections;

         o the accuracy of all representations made with respect to the mortgage loans;

         o ongoing compliance with all provisions of the Pooling and Servicing Agreement and other related documents and no amendments to them;

         o ongoing compliance with any Non-Serviced Mortgage Loan Pooling and Servicing Agreement and other related documents and any amendments to them, and the continued qualification of the REMICs formed under those agreements; and

         o compliance with applicable provisions of the Code, as it may be amended from time to time, and applicable Treasury Regulations adopted under the Code;

for federal income tax purposes, (1) each of REMIC I, REMIC II and REMIC III will qualify as a REMIC under the Code; (2) the Residual Certificates will represent three separate classes of REMIC residual interests evidencing the sole class of "residual interests" in each of REMIC I, REMIC II and REMIC III; (3) the REMIC Regular Certificates (other than the beneficial interest of the Class P Certificates in the Excess Interest) will evidence the "regular interests" in, and will be treated as debt instruments of, REMIC III; (4) the Excess Interest Grantor Trust will be treated as a grantor trust for federal income tax purposes and (5) each Class P Certificate will represent both a REMIC regular interest and a beneficial ownership of the assets of the Excess Interest Grantor Trust.

         The offered certificates will be REMIC Regular Certificates issued by REMIC III. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in the prospectus for a discussion of the principal federaL income tax consequences of the purchase, ownership and disposition of the offered certificates.

         The offered certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) and 856(c)(5)(B) of the Code for a real estate investment trust ("REIT") in the same proportion that the assets in the REMIC would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in Section 856(c)(3)(B) of the Code for a REIT to the extent that such certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. However, if 95% or more of the REMIC's assets are real estate assets within the meaning of Section 856(c)(5)(B), then the entire offered certificates shall be treated as real estate assets and all interest from the offered certificates shall be treated as interest described in Section 856(c)(3)(B). The offered certificates will not qualify for the foregoing treatments to the extent the mortgage loans are defeased with U.S. Obligations.

         Moreover, the offered certificates will be "qualified mortgages" under
Section 860G(a)(3) of the Code if transferred to another REMIC on its start-up day in exchange for regular or residual interests therein. Offered certificates also will qualify for treatment as "permitted assets," within the meaning of
Section 860L(c)(1)(G) of the Code, of a FASIT, and those offered certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code.

         The offered certificates will be treated as assets described in Section 7701(a)(19)(C)(xi) of the Code for a domestic building and loan association generally only in the proportion that the REMIC's assets consist of loans secured by an interest in real property that is residential real property (including multifamily properties and mobile home community properties or other loans described in Section 7701(a)(19)(C)). However, if 95% or more of the REMIC's assets are assets described in 7701(a)(19)(C)(i) through 7701(a)(19)(C)(x), then the entire offered certificates shall be treated as qualified property under 7701(a)(19)(C). See "Description of the Mortgage Pool" in this prospectus supplement and "Federal Income Tax Consequences--REMICs" in the prospectus.

ORIGINAL ISSUE DISCOUNT AND PREMIUM

         We anticipate that the Class A, Class B, Class C, Class D and Class E Certificates will be issued with amortizable bond premium for federal income tax purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, if any, and amortizable bond premium for federal income tax purposes for all classes of certificates issued by the trust will be a 0% CPR, as described in the prospectus, applied to each mortgage loan until its maturity; provided, that any ARD Loan is assumed to prepay in full on such mortgage loan's Anticipated Repayment Date. For a description of CPR, see "Yield, Prepayment and Maturity Considerations" in this prospectus supplement. However, we make no representation that the mortgage loans will not prepay during any such period or that they will prepay at any particular rate before or during any such period.

         The IRS has issued OID Regulations under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC RegulaR Certificates--Original Issue Discount and Premium" in the prospectus. Purchasers of the offered certificates should be aware that the OID Regulations and Section 1272(a)(6) of the Code do not adequately address all of the issues relevant to accrual of original issue discount on prepayable securities such as the offered certificates.

         Moreover, the OID Regulations include an anti-abuse rule allowing the IRS to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of applicable statutory provisions. No assurance can be given that the Internal Revenue Service will not take a different position as to matters respecting accrual of original issue discount with respect to the offered certificates. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC RegulaR Certificates--Original Issue Discount and Premium" in the prospectus. Prospective purchasers of the offered certificates are advised to consult their tax advisors concerning the tax treatment of such certificates, and the appropriate method of reporting interest and original issue discount with respect to offered certificates.

         If the method for computing original issue discount described in the prospectus results in a negative amount for any period with respect to a holder of a certificate, the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such certificate. Although the matter is not free from doubt, a holder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such certificate exceeds the maximum amount of future payments to which such certificateholder is entitled, assuming no further prepayments of the mortgage loans. Any such loss might be treated as a capital loss.

         Whether any holder of any class of certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder.

         Final regulations on the amortization of bond premium (a) do not apply to regular interests in a REMIC such as the offered certificates and (b) state that they are intended to create no inference concerning the amortization of premium of such instruments. Holders of each such class of certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium" in tHe prospectus. To the extent that any offered certificate is purchased in this offering or in the secondary market at not more than a de minimis discount, as defined in the prospectus, a holder who receives a payment that is included in the stated redemption price at maturity, generally, the principal amount of such certificate, will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the offered certificate. Such allocable portion of the holder's adjusted basis will be based upon the proportion that such payment of stated redemption price bears to the total remaining stated redemption price at maturity, immediately before such payment is made, of such certificate. See "Federal Income Tax Consequences--REMICs--Taxation of Owners of Regular Certificates--Original Issue Discount and Premium" and "--Sale, Exchange or Redemption" in the prospectus.

         The OID Regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that holders of offered certificates issued with original issue discount may be able to select a method for recognizing original issue discount that differs from that used by the paying agent in preparing reports to Certificateholders and the IRS. Prospective purchasers of offered certificates are advised to consult their tax advisors concerning the treatment of such certificates.

PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

         Prepayment Premiums or Yield Maintenance Charges actually collected on the mortgage loans will be distributed to the holders of each class of certificates entitled thereto as described under "Description of the Offered Certificates--Distributions--Distributions of Prepayment Premiums and Yield Maintenance Charges" in this prospectus supplement. It is not entirely clear under the Code when the amount of a Prepayment Premium or Yield Maintenance Charge should be taxed to the holders of a class of certificates entitled to a Prepayment Premium or Yield Maintenance Charge. For federal income tax information reporting purposes, Prepayment Premiums or Yield Maintenance Charges will be treated as income to the holders of a class of certificates entitled to Prepayment Premiums or Yield Maintenance Charges only after the master servicer's actual receipt of a Prepayment Premium or a Yield Maintenance Charge to which the holders of such class of certificates is entitled under the terms of the Pooling and Servicing Agreement, rather than including projected Prepayment Premiums or Yield Maintenance Charges in the determination of a Certificateholder's projected constant yield to maturity. It appears that Prepayment Premiums or Yield Maintenance Charges are treated as ordinary income rather than capital gain. However, the timing and characterization of such income is not entirely clear and Certificateholders should consult their tax advisors concerning the treatment of Prepayment Premiums or Yield Maintenance Charges.

JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003

         Under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"), U.S. Persons (as defined in the prospectus) who are individuals generally will be subject to U.S. federal income taxes at a maximum rate of 15% on long-term capital gains for taxable dispositions of the offered certificates occurring before January 1, 2009. Beginning on January 1, 2009, the U.S. federal income tax rates applicable to long-term capital gains are scheduled to return to the tax rates in effect prior to the enactment of the 2003 Tax Act. In addition, the 2003 Tax Act provides that the backup withholding rates in effect during the years 2003-2010 will be 28%.

ADDITIONAL CONSIDERATIONS

         The special servicer is authorized, when doing so is consistent with maximizing the trust's net after-tax proceeds from an REO Property, to incur taxes on the trust in connection with the operation of such REO Property. Any such taxes imposed on the trust would reduce the amount distributable to Certificateholders. See "Servicing of the Mortgage Loans--Foreclosures" in this prospectus supplement.

         Under certain circumstances, as described under the headings "Federal Income Tax Consequences--Grantor Trust Funds--Information Reporting and Backup Withholding" and "Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Information Reporting and Backup Withholding" of the prospectus, a holder may be subject to United States backup withholding on payments made with respect to the certificates.

         For further information regarding the United States federal income tax consequences of investing in the offered certificates, see "Federal Income Tax Consequences" and "State Tax Considerations" in the prospectus.

                         LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion summarizes certain legal aspects of mortgage loans secured by real property in California (approximately 27.8% of the Initial Pool Balance) which are general in nature. This summary does not purport to be complete and is qualified in its entirety by reference to the applicable federal and state laws governing the mortgage loans.

CALIFORNIA

         Under California law a foreclosure may be accomplished either judicially or non-judicially. Generally, no deficiency judgment is permitted under California law following a nonjudicial sale under a deed of trust. Other California statutes, except in certain cases involving environmentally impaired real property, require the lender to attempt to satisfy the full debt through a foreclosure against the property before bringing a personal action, if otherwise permitted, against the borrower for recovery of the debt. California case law has held that acts such as an offset of an unpledged account or the application of rents from secured property prior to foreclosure, under some circumstances, constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Finally, other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower, and possibly any guarantor, following a judicial sale to the excess of the outstanding debt over the greater (i) the fair market value of the property at the time of the public sale or (ii) the amount of the winning bid in the foreclosure. Borrowers also are allowed a one-year period within which to redeem the property.

                              ERISA CONSIDERATIONS

         ERISA and the Code impose restrictions on Plans that are subject to ERISA and/or Section 4975 of the Code and on persons that are Parties in Interest. ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA and prohibits selected transactions between a Plan and Parties in Interest with respect to such Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of such Plan. Governmental plans (as defined in Section 3(32) of ERISA) are not subject to the prohibited transactions restrictions of ERISA and the Code. However, such plans may be subject to similar provisions of applicable federal, state or local law.

PLAN ASSETS

         Neither ERISA nor the Code defines the term "plan assets." However, the U.S. Department of Labor ("DOL") has issued a final regulation (29 C.F.R.
Section 2510.3-101) concerning the definition of what constitutes the assets of a Plan. The DOL Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for certain purposes, including the prohibited transaction provisions of ERISA and Section 4975 of the Code, to be assets of the investing Plan unless certain exceptions apply. Under the terms of the regulation, if the assets of the trust were deemed to constitute Plan assets by reason of a Plan's investment in certificates, such Plan asset would include an undivided interest in the mortgage loans and any other assets of the trust. If the mortgage loans or other trust assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to those assets, and thus subject to the fiduciary requirements and prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to the mortgage loans and other trust assets.

         Affiliates of the Depositor, the Underwriters, the master servicer, the special servicer, any party responsible for the servicing and administration of a Non-Serviced Mortgage Loan or any related REO property and certain of their respective affiliates might be considered or might become fiduciaries or other Parties in Interest with respect to investing Plans. Moreover, the trustee, the paying agent, the fiscal agent, the master servicer, the special servicer, the Operating Adviser, any insurer, primary insurer or any other issuer of a credit support instrument relating to the primary assets in the trust or certain of their respective affiliates might be considered fiduciaries or other Parties in Interest with respect to investing Plans. In the absence of an applicable exemption, "prohibited transactions"-- within the meaning of ERISA and Section 4975 of the Code -- could arise if certificates were acquired by, or with "plan assets" of, a Plan with respect to which any such person is a Party in Interest.

         In addition, an insurance company proposing to acquire or hold the offered certificates with assets of its general account should consider the extent to which such acquisition or holding would be subject to the requirements of ERISA and Section 4975 of the Code under John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), and Section 401(c) of ERISA, as added by the Small Business Job Protection Act of 1996, Public Law No. 104-188, and subsequent DOL and judicial guidance. See "--Insurance Company General Accounts" below.

SPECIAL EXEMPTION APPLICABLE TO THE OFFERED CERTIFICATES

         With respect to the acquisition and holding of the offered certificates, the DOL has granted to the Underwriters individual prohibited transaction exemptions, which generally exempt from certain of the prohibited transaction rules of ERISA and Section 4975 of the Code transactions relating to:

          o the initial purchase, the holding, and the subsequent resale by Plans of certificates evidencing interests in pass-through trusts; and

          o transactions in connection with the servicing, management and operation of such trusts, provided that the assets of such trusts consist of certain secured receivables, loans and other obligations that meet the conditions and requirements of the Exemptions.

The assets covered by the Exemptions include mortgage loans such as the mortgage loans and fractional undivided interests in such loans.

         The Exemptions as applicable to the offered certificates (and as modified by Prohibited Transaction Exemption 2002-41) set forth the following five general conditions which must be satisfied for exemptive relief:

         o the acquisition of the certificates by a Plan must be on terms, including the price for the certificates, that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

         o the certificates acquired by the Plan must have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Fitch, S&P or Moody's;

         o the trustee cannot be an affiliate of any member of the Restricted Group, other than an underwriter. The "Restricted Group" consists of the Underwriters, the Depositor, the master servicer, the special servicer, each Primary Servicer, any person responsible for servicing a Non-Serviced Mortgage Loan or any related REO property and any borrower with respect to mortgage loans constituting more than 5% of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of such classes of certificates, or any affiliate of any of these parties;

         o the sum of all payments made to the Underwriters in connection with the distribution of the certificates must represent not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Depositor in consideration of the assignment of the mortgage loans to the trust must represent not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by the master servicer, the special servicer, and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement or other relevant servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

         o the Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the 1933 Act.

         A fiduciary of a Plan contemplating purchasing any such class of certificates in the secondary market must make its own determination that at the time of such acquisition, any such class of certificates continues to satisfy the second general condition set forth above. The Depositor expects that the third general condition set forth above will be satisfied with respect to each of such classes of certificates. A fiduciary of a Plan contemplating purchasing any such class of certificates must make its own determination that the first, second, fourth and fifth general conditions set forth above will be satisfied with respect to any such class of certificate.

         Before purchasing any such class of certificates, a fiduciary of a Plan should itself confirm (a) that such certificates constitute "certificates" for purposes of the Exemptions and (b) that the specific and general conditions of the Exemptions and the other requirements set forth in the Exemptions would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemptions, the Plan fiduciary should consider the availability of other prohibited transaction exemptions.

         Moreover, the Exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions, but only if, among other requirements:

         o the investing Plan fiduciary or its affiliates is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust;

         o the Plan's investment in each class of certificates does not exceed 25% of all of the certificates outstanding of that class at the time of the acquisition; and

         o immediately after the acquisition, no more than 25% of the assets of the Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

         We believe that the Exemptions will apply to the acquisition and holding of the offered certificates by Plans or persons acting on behalf of or with "plan assets" of Plans, and that all of the above conditions of the Exemptions, other than those within the control of the investing Plans or Plan investors, have been met. Upon request, the Underwriters will deliver to any fiduciary or other person considering investing "plan assets" of any Plan in the certificates a list identifying each borrower that is the obligor under each mortgage loan that constitutes more than 5% of the aggregate principal balance of the assets of the trust.

INSURANCE COMPANY GENERAL ACCOUNTS

         Based on the reasoning of the United States Supreme Court in John Hancock Mutual Life Ins. Co. v. Harris Trust and Savings Bank, an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. Any investor that is an insurance company using the assets of an insurance company general account should note that the Small Business Job Protection Act of 1996 added Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and Section 4975 of the Code. Pursuant to Section 401(c), the Department of Labor issued final regulations effective January 5, 2000 with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code to the extent such assets relate to contracts issued to employee benefit plans on or before December 31, 1998 and the insurer satisfied various conditions.

         Section 401(c) also provides that until the date that is 18 months after the 401(c) Regulations became final (January 5, 2000), no liability under the fiduciary responsibility and prohibited transaction provisions of ERISA and
Section 4975 of the Code may result on the basis of a claim that the assets of the general account of an insurance company constitute the "plan assets" of any such plan, except (a) to prevent avoidance of the 401(c) Regulations, and (b) actions brought by the Secretary of Labor relating to certain breaches of fiduciary duties that also constitute breaches of state or federal criminal law.

         Any assets of an insurance company general account which support insurance policies or annuity contracts issued to Plans after December 31, 1998, or on or before that date for which the insurer does not comply with the 401(c) Regulations, may be treated as "plan assets" of such Plans. Because Section 401(c) does not relate to insurance company separate accounts, separate account assets continue to be treated as "plan assets" of any Plan that is invested in such separate account. Insurance companies contemplating the investment of general account assets in the Subordinate Certificates should consult their legal counsel with respect to the applicability of Section 401(c), including the general account's ability to continue to hold such Certificates after July 5, 2001, which is the date 18 months after the date the 401(c) Regulations became final.

         Accordingly, any insurance company that acquires or holds any offered certificate shall be deemed to have represented and warranted to the Depositor, the trustee, the paying agent, the fiscal agent and the master servicer that (1) such acquisition and holding is permissible under applicable law, including Prohibited Transaction Exemption 2002-41, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, and will not subject the Depositor, the trustee, the paying agent, the fiscal agent or the master servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, or (2) the source of funds used to acquire and hold such certificates is an "insurance company general account", as defined in DOL Prohibited Transaction Class Exemption 95-60, and the applicable conditions set forth in PTCE 95-60 have been satisfied.

GENERAL INVESTMENT CONSIDERATIONS

         Prospective Plan investors should consult their legal counsel concerning the impact of ERISA, Section 4975 of the Code or any corresponding provisions of applicable federal, state or local law, the applicability of the Exemptions, or other exemptive relief, and the potential consequences to their specific circumstances, prior to making an investment in the certificates. Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of ERISA regarding prudent investment procedure and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

         The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. The appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase offered certificates, may be subject to significant interpretive uncertainties.

         No representations are made as to the proper characterization of the offered certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. The uncertainties referred to above, and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the offered certificates, may adversely affect the liquidity of the offered certificates. All investors whose investment authority is subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult their own legal advisors to determine whether, and to what extent, the offered certificates will constitute legal investments for them or are subject to investment, capital or other restrictions. See "Legal Investment" in the prospectus.

                                 USE OF PROCEEDS

         We will apply the net proceeds of the offering of the certificates towards the simultaneous purchase of the mortgage loans from the sellers and to the payment of expenses in connection with the issuance of the certificates.

                              PLAN OF DISTRIBUTION

         We have entered into an Underwriting Agreement with the Underwriters. Subject to the terms and conditions set forth in the Underwriting Agreement, we have agreed to sell to each Underwriter, and each Underwriter has agreed severally to purchase from us the respective aggregate Certificate Balance of each class of offered certificates presented below.

     UNDERWRITERS        CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4     CLASS B       CLASS C       CLASS D      CLASS E
----------------------  -----------   -----------   -----------   -----------  -----------   ----------    -----------  -----------
Morgan Stanley & Co.
   Incorporated           $______       $______       $______       $______      $______       $______       $______      $______

Bear, Stearns & Co.
   Inc.                   $______       $______       $______       $______      $______       $______       $______      $______

Goldman, Sachs & Co.      $______       $______       $______       $______      $______       $______       $______      $______

Wells Fargo Brokerage
   Services, LLC          $______       $______       $______       $______      $______       $______       $______      $______

     Total...........  $125,000,000  $200,000,000  $150,000,000   $589,157,000  $31,789,000   $12,110,000   $24,220,000  $12,109,000


         Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. will act as co-lead managers and co-bookrunners with respect to the offered certificates.

         The Underwriting Agreement provides that the obligations of the Underwriters are subject to conditions precedent, and that the Underwriters severally will be obligated to purchase all of the offered certificates if any are purchased. In the event of a default by an Underwriter, the Underwriting Agreement provides that the purchase commitment of the non-defaulting Underwriter may be increased. Proceeds to the Depositor from the sale of the offered certificates, before deducting expenses payable by the Depositor, will be approximately $______, plus accrued interest.

         The Underwriters have advised us that they will propose to offer the offered certificates from time to time for sale in one or more negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriters may effect such transactions by selling such Classes of offered certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of such Classes of offered certificates for whom they may act as agent.

         The offered certificates are offered by the Underwriters when, as and if issued by the Depositor, delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the offered certificates will be made in book-entry form through the facilities of DTC against payment therefor on or about February __, 2004, which is the _____ business day following the date of pricing of the certificates.

         Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade offered certificates in the secondary market prior to such delivery should specify a longer settlement cycle, or should refrain from specifying a shorter settlement cycle, to the extent that failing to do so would result in a settlement date that is earlier than the date of delivery of such offered certificates.

         The Underwriters and any dealers that participate with the Underwriters in the distribution of the offered certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of such Classes of offered certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

         We have agreed to indemnify the Underwriters against civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect of such liabilities.

         The Underwriters currently intend to make a secondary market in the offered certificates, but they are not obligated to do so.

         The Depositor is an affiliate of Morgan Stanley & Co. Incorporated, an Underwriter, and Morgan Stanley Mortgage Capital Inc., a seller.


                                  LEGAL MATTERS

         The legality of the offered certificates and the material federal income tax consequences of investing in the offered certificates will be passed upon for the Depositor by Latham & Watkins LLP, New York, New York. Certain legal matters with respect to the offered certificates will be passed upon for the Underwriters by Latham & Watkins LLP, New York, New York. Certain legal matters will be passed upon for Wells Fargo Bank, National Association by Sidley Austin Brown & Wood LLP, New York, New York, for Principal Commercial Funding, LLC by Dechert LLP, New York, New York, for Morgan Stanley Mortgage Capital Inc. by Latham & Watkins LLP, New York, New York, for Bear Stearns Commercial Mortgage, Inc. by Cadwalader, Wickersham & Taft LLP, New York, New York, and for John Hancock Real Estate Finance, Inc. by Cadwalader, Wickersham & Taft LLP, New York, New York.

                                     RATINGS

         It is a condition of the issuance of the offered certificates that they receive the following credit ratings from Moody's and Fitch.

CLASS                                               MOODY'S           FITCH
-------------------------------------------       -----------       ---------
Class A-1..................................           Aaa              AAA
Class A-2..................................           Aaa              AAA
Class A-3..................................           Aaa              AAA
Class A-4..................................           Aaa              AAA
Class B....................................           Aa2               AA
Class C....................................           Aa3              AA-
Class D....................................           A2                A
Class E....................................           A3                A-

         The ratings of the offered certificates address the likelihood of the timely payment of interest and the ultimate payment of principal, if any, due on the offered certificates by the Rated Final Distribution Date. That date is the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term. The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

         The ratings of the certificates do not represent any assessment of (1) the likelihood or frequency of principal prepayments, voluntary or involuntary, on the mortgage loans, (2) the degree to which such prepayments might differ from those originally anticipated, (3) whether and to what extent Prepayment Premiums, Yield Maintenance Charges, any Excess Interest or default interest will be received, (4) the allocation of Net Aggregate Prepayment Interest Shortfalls or (5) the tax treatment of the certificates. A security rating does not represent any assessment of the yield to maturity that investors may experience. In general, the ratings thus address credit risk and not prepayment risk.

         There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of the offered certificates and, if so, what such rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the ratings assigned to such class at the request of the Depositor.

                                GLOSSARY OF TERMS

         The certificates will be issued pursuant to the Pooling and Servicing Agreement. The following Glossary of Terms is not complete. You should also refer to the prospectus and the Pooling and Servicing Agreement for additional definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Pooling and Servicing Agreement, without exhibits and schedules.

         Unless the context requires otherwise, the definitions contained in this Glossary of Terms apply only to this series of certificates and will not necessarily apply to any other series of certificates the trust may issue.

         "A Note" means, with respect to any A/B Mortgage Loan, the mortgage note included in the trust.

         "A/B Mortgage Loan" means, any mortgage loan serviced under the Pooling and Servicing Agreement that is divided into a senior mortgage note and a subordinated mortgage note, which senior mortgage note is included in the trust. References herein to an A/B Mortgage Loan shall be construed to refer to the aggregate indebtedness under the related A Note and the related B Note. There are no A/B Mortgage Loans in the trust.

         "Accrued Certificate Interest" means, in respect of each class of Certificates for each Distribution Date, the amount of interest for the applicable Interest Accrual Period accrued at the applicable Pass-Through Rate on the aggregate Certificate Balance or Notional Amount, as the case may be, of such class of certificates outstanding immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         "Administrative Cost Rate" will equal the sum of the related Master Servicing Fee Rate, the Excess Servicing Fee Rate, the Primary Servicing Fee Rate, and the Trustee Fee Rate set forth in the Pooling and Servicing Agreement (and in the case of a Non-Serviced Mortgage Loan, the applicable Pari Passu Loan Servicing Fee Rate, respectively) for any month (in each case, expressed as a per annum rate) for any mortgage loan in such month, and is set forth in Appendix II.

         "Advance Rate" means a rate equal to the "Prime Rate" as reported in The Wall Street Journal from time to time.

         "Advances" means Servicing Advances and P&I Advances, collectively.

         "Annual Report" means a report for each mortgage loan based on the most recently available year-end financial statements and most recently available rent rolls of each applicable borrower, to the extent such information is provided to the master servicer, containing such information and analyses as required by the Pooling and Servicing Agreement including, without limitation, Debt Service Coverage Ratios, to the extent available, and in such form as shall be specified in the Pooling and Servicing Agreement.

         "Anticipated Repayment Date" means, in respect of any ARD Loan, the date on which a substantial principal payment on an ARD Loan is anticipated to be made (which is prior to stated maturity).

         "Appraisal Event" means not later than the earliest of the following:

o the date 120 days after the occurrence of any delinquency in payment with respect to a mortgage loan if such delinquency remains uncured;

o the date 30 days after receipt of notice that the related borrower has filed a bankruptcy petition, an involuntary bankruptcy has occurred or a receiver is appointed in respect of the related mortgaged property, provided that such petition or appointment remains in effect;

o the effective date of any modification to a Money Term of a mortgage loan, other than an extension of the date that a Balloon Payment is due for a period of less than six months from the original due date of such Balloon Payment; and

o the date 30 days following the date a mortgaged property becomes an REO Property.

         "Appraisal Reduction" will equal, for any mortgage loan, including a mortgage loan as to which the related mortgaged property has become an REO Property, an amount that is equal to the excess, if any, of:

     the sum of:

o the Scheduled Principal Balance of such mortgage loan or in the case of an REO Property, the related REO Mortgage Loan, less the principal amount of certain guarantees and surety bonds and any undrawn letter of credit or debt service reserve, if applicable, that is then securing such mortgage loan;

o to the extent not previously advanced by the master servicer, the trustee or the fiscal agent, all accrued and unpaid interest on the mortgage loan;

o all related unreimbursed Advances and interest on such Advances at the Advance Rate; and

o to the extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by the master servicer, the trustee or the fiscal agent, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow Account (but were not deposited) in respect of the related mortgaged property or REO Property, as the case may be, over

o 90% of the value (net of any prior mortgage liens) of such mortgaged property or REO Property as determined by such appraisal or internal valuation, plus the full amount of any escrows held by or on behalf of the trustee as security for the mortgage loan (less the estimated amount of obligations anticipated to be payable in the next twelve months to which such escrows relate).

In the case of any Serviced Pari Passu Mortgage Loan, any Appraisal Reduction will be calculated in respect of the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan and then allocated pro rata between the Serviced Pari Passu Mortgage Loan and the Serviced Companion Mortgage Loan according to their respective principal balances.

         "ARD Loan" means a mortgage loan that provides for increases in the mortgage rate and/or principal amortization at a specified date prior to stated maturity, which creates an incentive for the related borrower to prepay such mortgage loan.

         "Assumed Scheduled Payment" means an amount deemed due in respect of:

o any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated maturity date; or

o any mortgage loan as to which the related mortgaged property has become an REO Property.

The Assumed Scheduled Payment deemed due on any such Balloon Loan on its original stated maturity date and on each successive Due Date that it remains or is deemed to remain outstanding will equal the Scheduled Payment that would have been due on such date if the related Balloon Payment had not come due, but rather such mortgage loan had continued to amortize in accordance with its amortization schedule in effect immediately prior to maturity. With respect to any mortgage loan as to which the related mortgaged property has become an REO Property, the Assumed Scheduled Payment deemed due on each Due Date for so long as the REO Property remains part of the trust, equals the Scheduled Payment (or Assumed Scheduled Payment) due on the last Due Date prior to the acquisition of such REO Property.

         "Available Distribution Amount" means in general, for any Distribution
Date:

         (1) all amounts on deposit in the Certificate Account as of the business day preceding the related Distribution Date that represent payments and other collections on or in respect of the mortgage loans and any REO Properties that were received by the master servicer or the special servicer through the end of the related Collection Period, exclusive of any portion that represents one or more of the following:

                  o Scheduled Payments collected but due on a Due Date subsequent to the related Collection Period;

                  o Prepayment Premiums or Yield Maintenance Charges (which are separately distributable on the certificates as described in this prospectus supplement);

                  o amounts that are payable or reimbursable to any person other than the Certificateholders (including, among other things, amounts attributable to Expense Losses and amounts payable to the master servicer, the special servicer, the Primary Servicers, the trustee, the paying agent and the fiscal agent as compensation or in reimbursement of outstanding Advances or as Excess Servicing Fees);

                  o    amounts deposited in the Certificate Account in error;

                  o if such Distribution Date occurs during January, other than a leap year, or February of any year, the Interest Reserve Amounts with respect to the Interest Reserve Loans to be deposited into the Interest Reserve Account;

                  o in the case of the REO Property related to an A/B Mortgage Loan, all amounts received with respect to such A/B Mortgage Loan that are required to be paid to the holder of the related B Note pursuant to the terms of the related B Note and the related intercreditor agreement; and

                  o any portion of such amounts payable to the holders of any Serviced Companion Mortgage Loan or B Note;

         (2) to the extent not already included in clause (1), any P&I Advances made, any advances of principal and interest made by the Greenwich 2003-C2 Master Servicer in respect of the U.S. Bank Tower Pari Passu Loan and any Compensating Interest Payment paid with respect to such Distribution Date; and

         (3) if such Distribution Date occurs during March of any year (commencing in 2005), the aggregate of the Interest Reserve Amounts then on deposit in the Interest Reserve Account in respect of each Interest Reserve Loan.

         "Balloon Loans" means mortgage loans that provide for Scheduled Payments based on amortization schedules significantly longer than their terms to maturity or anticipated repayment date, and that are expected to have remaining principal balances equal to or greater than 5% of the original principal balance of those mortgage loans as of their respective stated maturity date or anticipated to be paid on their Anticipated Repayment Dates, as the case may be, unless previously prepaid.

         "Balloon LTV" - See "Balloon LTV Ratio."

         "Balloon LTV Ratio" or "Balloon LTV" means the ratio, expressed as a percentage, of the principal balance of a Balloon Loan anticipated to be outstanding on the date on which the related Balloon Payment is scheduled to be

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due or, in the case of an ARD Loan, the principal balance on its related
Anticipated Repayment Date to the value of the related mortgaged property or properties as of the Cut-off Date determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

         "Balloon Payment" means, with respect to the Balloon Loans, the principal payments and scheduled interest due and payable on the relevant maturity dates.

         "Base Interest Fraction" means, with respect to any principal prepayment of any mortgage loan that provides for payment of a Prepayment Premium or Yield Maintenance Charge, and with respect to any class of certificates, a fraction (A) whose numerator is the greater of (x) zero and (y) the difference between (i) the Pass-Through Rate on that class of certificates, and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to the principal prepayment (or the current Discount Rate if not used in such calculation) and (B) whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to that principal prepayment (or the current Discount Rate if not used in such calculation), provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If the Discount Rate referred to above is greater than the mortgage rate on the related mortgage loan, then the Base Interest Fraction will equal zero.

         "B Note" means, with respect to any A/B Mortgage Loan, the subordinated mortgage note that is not included in the trust.

         "BSCMI" means Bear Stearns Commercial Mortgage, Inc.

         "BSCMI Loans" means the mortgage loans that were originated or purchased by BSCMI or an affiliate of BSCMI.

         "Certificate Account" means one or more separate accounts established and maintained by the master servicer, any Primary Servicer or any sub-servicer on behalf of the master servicer, pursuant to the Pooling and Servicing Agreement.

         "Certificate Balance" will equal the then maximum amount that the holder of each Principal Balance Certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust.

         "Certificateholder" or "Holder" means an entity in whose name a certificate is registered in the certificate registrar.

         "Certificate Owner" means an entity acquiring an interest in an offered certificate.

         "Class" means the designation applied to the offered certificates and the private certificates, pursuant to this prospectus supplement.

         "Class A Certificates" means the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates.

         "Class X Certificates" means the Class X-1 Certificates and Class X-2 Certificates.

         "Clearstream Bank" means Clearstream Bank, societe anonyme.

         "Closing Date" means February 5, 2004.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collection Period" means, with respect to any Distribution Date, the period beginning with the day after the Determination Date in the month preceding such Distribution Date (or, in the case of the first Distribution Date,

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the Cut-off Date) and ending with the Determination Date occurring in the month in which such Distribution Date occurs.

         "Compensating Interest" means with respect to any Distribution Date, an amount equal to the lesser of (A) the excess of (i) Prepayment Interest Shortfalls incurred in respect of the mortgage loans other than Specially Serviced Mortgage Loans resulting from (x) voluntary Principal Prepayments on such mortgage loans (but not including any B Note, Non-Serviced Companion Mortgage Loan or Serviced Companion Mortgage Loan) or (y) to the extent that the master servicer did not apply the proceeds from involuntary Principal Prepayments in accordance with the terms of the related mortgage loan documents, involuntary Principal Prepayments during the related Collection Period over (ii) the aggregate of Prepayment Interest Excesses incurred in respect of the mortgage loans resulting from Principal Prepayments on the mortgage loans (but not including any B Note, Non-Serviced Companion Mortgage Loan or Serviced Companion Mortgage Loan) during the same Collection Period, and (B) the aggregate of the portion of the aggregate Master Servicing Fee accrued at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of all the mortgage loans including REO Properties (but not including any B Note, Non-Serviced Companion Mortgage Loan or Serviced Companion Mortgage
Loan), plus any investment income earned on the amount prepaid prior to such Distribution Date.

         "Compensating Interest Payment" means any payment of Compensating Interest.

         "Condemnation Proceeds" means any awards resulting from the full or partial condemnation or eminent domain proceedings or any conveyance in lieu or in anticipation of such proceedings with respect to a mortgaged property by or to any governmental, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such mortgaged property or released to the related borrower in accordance with the terms of the mortgage loan and (if applicable) its related B Note or Serviced Companion Mortgage Loan. With respect to the mortgaged property or properties securing any Non-Serviced Mortgage Loan or Non-Serviced Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan will be included in Condemnation Proceeds, and with respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only its allocable portion of such Condemnation Proceeds will be distributable to the Certificateholders.

         "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the mortgage loans underlying the certificates.

         "Controlling Class" means the most subordinate class of Subordinate Certificates outstanding at any time of determination; provided, however, that if the aggregate Certificate Balance of such class of certificates is less than 25% of the initial aggregate Certificate Balance of such Class as of the Closing Date, the Controlling Class will be the next most subordinate class of certificates.

         "CPR" - See "Constant Prepayment Rate" above.

         "Cut-off Date" means February 1, 2004. For purposes of the information contained in this prospectus supplement (including the appendices to this prospectus supplement), scheduled payments due in February 2004 with respect to mortgage loans not having payment dates on the first of each month have been deemed received on February 1, 2004, not the actual day which such scheduled payments were due.

         "Cut-off Date Balance" means, with respect to any mortgage loan, such mortgage loan's principal balance outstanding as of its Cut-off Date, after application of all payments of principal due on or before such date, whether or not received determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement. For purposes of those mortgage loans that have a due date on a date other than the first of the month, we have assumed that monthly payments on such mortgage loans are due on the first of the month for purposes of determining their Cut-off Date Balances.

         "Cut-off Date Loan-to-Value" or "Cut-off Date LTV" means a ratio, expressed as a percentage, of the Cut-off Date Balance of a mortgage loan to the value of the related mortgaged property or properties determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

         "Cut-off Date LTV" - See "Cut-off Date Loan-to-Value."

         "Debt Service Coverage Ratio" or "DSCR" means, the ratio of Underwritable Cash Flow estimated to be produced by the related mortgaged property or properties to the annualized amount of debt service payable under that mortgage loan.

         "Depositor" means Morgan Stanley Capital I Inc.

         "Determination Date" means, with respect to any Distribution Date, the earlier of (i) the 8th day of the month in which such Distribution Date occurs, or, if such day is not a business day, the next preceding business day, and (ii) the 5th business day prior to the related Distribution Date.

         "Discount Rate" means, for the purposes of the distribution of Prepayment Premiums or Yield Maintenance Charges, the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

         "Distributable Certificate Interest Amount" means, in respect of any class of certificates for any Distribution Date, the sum of:

o Accrued Certificate Interest in respect of such class of certificates for such Distribution Date, reduced (to not less than zero) by:

               o any Net Aggregate Prepayment Interest Shortfalls allocated to such Class for such Distribution Date; and

               o Realized Losses and Expense Losses, in each case specifically allocated with respect to such Distribution Date to reduce the Distributable Certificate Interest Amount payable in respect of such Class in accordance with the terms of the Pooling and Servicing Agreement; and

o the portion of the Distributable Certificate Interest Amount for such Class remaining unpaid as of the close of business on the preceding Distribution Date, plus one month's interest thereon at the applicable Pass-Through Rate.

         "Distribution Account" means the distribution account maintained by the paying agent, in accordance with the Pooling and Servicing Agreement.

         "Distribution Date" means the 13th day of each month, or if any such 13th day is not a business day, on the next succeeding business day.

         "Document Defect" means that a mortgage loan is not delivered as and when required, is not properly executed or is defective on its face.

         "DOL Regulation" means the final regulation, issued by the DOL, defining the term "plan assets" which provides, generally, that when a Plan makes an equity investment in another entity, the underlying assets of that entity may be considered plan assets unless exceptions apply (29 C.F.R. Section 2510.3-101).

         "DSCR" - See "Debt Service Coverage Ratio."

         "DTC" means The Depository Trust Company.

         "Due Dates" means dates upon which the related Scheduled Payments are due under the terms of the related mortgage loans or any B Note or Serviced Companion Mortgage Loan.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Escrow Account" means one or more custodial accounts established and maintained by the master servicer (or the Primary Servicer on its behalf) pursuant to the Pooling and Servicing Agreement.

         "Euroclear Bank" means Euroclear Bank, S.A./N.V., as operator of the Euroclear system.

         "Event of Default" means, with respect to the master servicer under the Pooling and Servicing Agreement, any one of the following events:

o any failure by the master servicer to remit to the paying agent any payment required to be remitted by the master servicer under the terms of the Pooling and Servicing Agreement, including any required Advances;

o any failure by the master servicer to make a required deposit to the Certificate Account which continues unremedied for one business day following the date on which such deposit was first required to be made;

o any failure on the part of the master servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of the master servicer contained in the Pooling and Servicing Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the master servicer by the Depositor or the trustee; provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit the master servicer to cure such failure; provided, further that such cure period may not exceed 90 days;

o any breach of the representations and warranties of the master servicer in the Pooling and Servicing Agreement that materially and adversely affects the interest of any holder of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied shall have been given to the master servicer by the Depositor or the trustee, provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting to remedy such breach, such cure period will be extended to the extent necessary to permit the master servicer to cure such breach; provided, further that such cure period may not exceed 90 days;

o a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the master servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o the master servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the master servicer or of or relating to all or substantially all of its property;

o the master servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o the master servicer receives actual knowledge that Moody's has (i) qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that the master servicer obtained such actual knowledge), and, in the case of either of clauses (i) or (ii), citing servicing concerns with the master servicer as the sole or material factor in such rating action;

o the trustee shall receive notice from Fitch to the effect that the continuation of the master servicer in such capacity would result in the downgrade, qualification or withdrawal of any rating then assigned by Fitch to any class of certificates; or

o the master servicer has been downgraded to a servicer rating level below CMS3, or its then equivalent, by Fitch.

         "Excess Interest" means in respect of each ARD Loan that does not repay on its Anticipated Repayment Date, the excess, if any, of the Revised Rate over the Initial Rate, together with interest thereon at the Revised Rate from the date accrued to the date such interest is payable (generally, after payment in full of the outstanding principal balance of such loan).

         "Excess Interest Sub-account" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account will not be an asset of any REMIC Pool.

         "Excess Liquidation Proceeds" means the excess of (i) proceeds from the sale or liquidation of a mortgage loan or related REO Property, net of expenses and any related Advances and interest thereon over (ii) the amount that would have been received if a prepayment in full had been made with respect to such mortgage loan (or, in the case of an REO Property related to an A/B Mortgage Loan, a Principal Prepayment in full had been made with respect to both the related A Note and B Note) on the date such proceeds were received.

         "Excess Servicing Fee" means an additional fee payable to Wells Fargo and JHREF that accrues at the Excess Servicing Fee Rate, which is assignable and non-terminable.

         "Excess Servicing Fee Rate" means an amount per annum set forth in the Pooling and Servicing Agreement which is payable each month with respect to certain mortgage loans in connection with the Excess Servicing Fee.

         "Exemptions" means the individual prohibited transaction exemptions granted by the DOL to the Underwriters, as amended.

         "Expense Losses" means, among other things:

o any interest paid to the master servicer, special servicer, the trustee or the fiscal agent in respect of unreimbursed Advances on the mortgage loans;

o all Special Servicer Compensation payable to the special servicer from amounts that are part of the trust;

o other expenses of the trust, including, but not limited to, specified reimbursements and indemnification payments to the trustee, the fiscal agent, the paying agent and certain related persons, specified reimbursements and indemnification payments to the Depositor, the master servicer, the special servicer, the Primary Servicers and certain related persons, specified taxes payable from the assets of the trust, the costs and expenses of any tax audits with respect to the trust and other tax-related expenses, rating agency fees not recovered from the borrower, amounts expended on behalf of the trust to remediate an adverse environmental condition and the cost of various opinions of counsel required to be obtained in connection with the servicing of the mortgage loans and administration of the trust; and

o any other expense of the trust not specifically included in the calculation of Realized Loss for which there is no corresponding collection from the borrower.

         "FASIT" means a financial asset securitization investment trust.

         "Fitch"  means Fitch, Inc.

         "401(c) Regulations" means the final regulations issued by the DOL under Section 401(c) of ERISA clarifying the application of ERISA to Insurance Company General Accounts.

         "GIC Office Portfolio B Note" means, with respect to the GIC Office Portfolio Pari Passu Loan, the GIC Office Portfolio B Note, which is a subordinated mortgage note that is not included in the trust.

         "GIC Office Portfolio Companion Loan" means the loans secured by the GIC Office Portfolio Pari Passu Mortgage on a pari passu basis with the GIC Office Portfolio Pari Passu Loan.

         "GIC Office Portfolio Loan Group" means, collectively, the GIC Office Portfolio Pari Passu Loan, the GIC Office Portfolio Companion Loans and the GIC Office Portfolio B Note.

         "GIC Office Portfolio Pari Passu Loan" means Mortgage Loan Nos. 1-12, which is secured on a pari passu basis with the GIC Office Portfolio Companion Loans pursuant to the GIC Office Portfolio Pari Passu Mortgage.

         "GIC Office Portfolio Pari Passu Mortgage" means the mortgage securing the GIC Office Portfolio Companion Loans, the GIC Office Portfolio Pari Passu Loan and the GIC Office Portfolio B Note.

         "Greenwich 2003-C2 Fiscal Agent" means the "fiscal agent" under the Greenwich 2003-C2 Pooling and Servicing Agreement, which as of the date hereof is ABN AMRO Bank N.V.

         "Greenwich 2003-C2 Master Servicer" means the "master servicer" under the Greenwich 2003-C2 Pooling and Servicing Agreement, which as of the date hereof is Wachovia Bank, National Association.

         "Greenwich 2003-C2 Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of December 23, 2003, between Greenwich Capital Commercial Funding Corp., as depositor, the Greenwich 2003-C2 Master Servicer, the Greenwich 2003-C2 Special Servicer, the Greenwich 2003-C2 Trustee and the Greenwich 2003-C2 Fiscal Agent.

         "Greenwich 2003-C2 Special Servicer" means the "special servicer" under the Greenwich 2003-C2 Pooling and Servicing Agreement, which as of the date hereof is Lennar Partners, Inc.

         "Greenwich 2003-C2 Trustee" means the "trustee" under the Greenwich 2003-C2 Pooling and Servicing Agreement, which as of the date hereof is LaSalle Bank National Association, a national banking association.

         "Initial Pool Balance" means the aggregate Cut-off Date Balance of $1,210,990,408.

         "Initial Rate" means, with respect to any mortgage loan, the mortgage rate in effect as of the Cut-off Date for such mortgage loan.

         "Insurance Proceeds" means all amounts paid by an insurer under an insurance policy in connection with a mortgage loan, Serviced Companion Mortgage Loan or B Note, other than amounts required to be paid to the related borrower. With respect to the mortgaged property or properties securing any Non-Serviced Mortgage Loan or Non-Serviced Companion Mortgage Loan, only the portion of such amounts payable to the holder of the related Non-Serviced Mortgage Loan will be included in Insurance Proceeds, and with respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only its allocable portion of such Insurance Proceeds will be distributable to the Certificateholders.

         "Interest Accrual Period" means, for each class of REMIC Regular Certificates and each Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

         "Interest Only Certificates" means the Class X Certificates.

         "Interest Reserve Account" means an account that the master servicer has established and will maintain for the benefit of the holders of the certificates.

         "Interest Reserve Amount" means all amounts deposited in the Interest Reserve Account with respect to Scheduled Payments due in any applicable January and February.

         "Interest Reserve Loan" - See "Non-30/360 Loan" below.

         "JHREF" means John Hancock Real Estate Finance, Inc.

         "JHREF Loans" means the mortgage loans that were originated or purchased by JHREF and sold by JHREF to the depositor pursuant to the related mortgage loan purchase agreement.

         "LB-UBS 2004-C1 Fiscal Agent" means the "fiscal agent" under the LB-UBS 2004-C1 Pooling and Servicing Agreement, which as of the date hereof is expected to be ABN AMRO Bank N.V.

         "LB-UBS 2004-C1 Master Servicer" means the "master servicer" under the LB-UBS 2004-C1 Pooling and Servicing Agreement, which as of the date hereof is expected to be Wachovia Bank, National Association.

         "LB-UBS 2004-C1 Operating Adviser" means the operating adviser appointed under the LB-UBS 2004-C1 Pooling and Servicing Agreement.

         "LB-UBS 2004-C1 Pooling and Servicing Agreement" means the Pooling and Servicing Agreement expected to be entered into between Structured Asset Securities Corporation II, as depositor, the LB-UBS 2004-C1 Master Servicer, the LB-UBS 2004-C1 Special Servicer, the LB-UBS 2004-C1 Trustee and the LB-UBS 2004-C1 Fiscal Agent.

         "LB-UBS 2004-C1 Special Servicer" means the "special servicer" under the LB-UBS 2004-C1 Pooling and Servicing Agreement, which as of the date hereof is expected to be Lennar Partners, Inc.

         "LB-UBS 2004-C1 Trustee" means the "trustee" under the LB-UBS 2004-C1 Pooling and Servicing Agreement, which as of the date hereof is expected to be LaSalle Bank National Association, a national banking association.

         "Liquidation Fee" means 1.00% of the related Liquidation Proceeds and/or any Condemnation Proceeds and Insurance Proceeds received by the trust in connection with a Specially Serviced Mortgage Loan or related REO Property (net of any expenses).

         "Liquidation Proceeds" means proceeds from the sale or liquidation (provided that for the purposes of calculating Liquidation Fees, Liquidation Proceeds shall not include any proceeds from a repurchase of a mortgage loan by a mortgage loan seller due to a Material Breach of a representation or warranty or Material Document Defect) of a mortgage loan, Serviced Companion Mortgage Loan or B Note or related REO Property, net of liquidation expenses. With respect to any Non-Serviced Mortgage Loan, the Liquidation Proceeds shall include only the portion of such net proceeds that is payable to the holder of such Non-Serviced Mortgage Loan.

         "Loan Pair" means a Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan, collectively.

         "Lock-out Period" means the period during which voluntary principal prepayments are prohibited.

         "Master Servicer Remittance Date" means in each month the business day preceding the Distribution Date.

         "Master Servicing Fee" means the monthly amount, based on the Master Servicing Fee Rate, to which the master servicer is entitled in compensation for servicing the mortgage loans, any Serviced Companion Mortgage Loan and any B Note.

         "Master Servicing Fee Rate" means the rate per annum payable each month with respect to a mortgage loan (other than the Non-Serviced Mortgage Loans), any Serviced Companion Mortgage Loan and any B Note in connection with the Master Servicing Fee as set forth in the Pooling and Servicing Agreement.

         "Material Breach" means a breach of any of the representations and warranties that (a) materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the breach materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan.

         "Material Document Defect" means a Document Defect that either (a) materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the Document Defect materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan.

         "Money Term" means, with respect to any mortgage loan, Serviced Companion Mortgage Loan or B Note, the stated maturity date, mortgage rate, principal balance, amortization term or payment frequency or any provision of the mortgage loan requiring the payment of a Prepayment Premium or Yield Maintenance Charge (but does not include late fee or default interest provisions).

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage File" means the following documents, among others:

o the original mortgage note (or lost note affidavit), endorsed (without recourse) in blank or to the order of the trustee;

o the original or a copy of the related mortgage(s), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o the original or a copy of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o an assignment of each related mortgage in blank or in favor of the trustee, in recordable form;

o an assignment of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage) in blank or in favor of the trustee, in recordable form;

o an original or copy of the related lender's title insurance policy (or, if a title insurance policy has not yet been issued, a binder, commitment for title insurance or a preliminary title report); and

o    when relevant, the related ground lease or a copy of it.

         "Mortgage Loan Purchase Agreement" means each of the agreements entered into between the Depositor and the respective seller, as the case may be.

         "Mortgage Pool" means the one hundred seventy-five (175) mortgage loans with an aggregate principal balance, as of February 1, 2004, of approximately $1,210,990,408, which may vary on the Closing Date by up to 5%.

         "MSMC" means Morgan Stanley Mortgage Capital Inc.

         "MSMC Loans" means the mortgage loans that were originated or purchased by MSMC.

         "Net Aggregate Prepayment Interest Shortfall" means, for the related Distribution Date, the aggregate of all Prepayment Interest Shortfalls incurred in respect of the mortgage loans other than Specially Serviced Mortgage Loans during any Collection Period that are neither offset by Prepayment Interest Excesses collected on such mortgage loans during such Collection Period nor covered by a Compensating Interest Payment paid by the master servicer.

         "Net Mortgage Rate" means, in general, with respect to any mortgage loan, a per annum rate equal to the related mortgage rate (excluding any default interest or any rate increase occurring after an Anticipated Repayment Date) minus the related Administrative Cost Rate; provided that, for purposes of calculating the Pass-Through Rate for each class of REMIC Regular Certificates from time to time, the Net Mortgage Rate for any mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan subsequent to the Closing Date. In addition, because the certificates accrue interest on the basis of a 360-day year consisting of twelve 30-day months, when calculating the Pass-Through Rate for each class of certificates for each Distribution Date, the Net Mortgage Rate on a Non-30/360 Loan will be the annualized rate at which interest would have to accrue on the basis of a 360-day year consisting of twelve 30-day months in order to result in the accrual of the aggregate amount of net interest actually accrued (exclusive of default interest or excess interest). However, with respect to each Non-30/360 Loan:

o the Net Mortgage Rate that would otherwise be in effect for purposes of the Scheduled Payment due in January of each year (other than a leap year) and February of each year will be adjusted to take into account the applicable Interest Reserve Amount; and

o the Net Mortgage Rate that would otherwise be in effect for purposes of the Scheduled Payment due in March of each year (commencing in 2005) will be adjusted to take into account the related withdrawal from the Interest Reserve Account for the preceding January (if applicable) and February.

         "Non-Serviced Companion Mortgage Loan" means a loan not included in the trust that is generally payable on a pari passu basis with the related Non-Serviced Mortgage Loan, and in this securitization means the GIC Office Portfolio Companion Loans and the U.S. Bank Tower Companion Loans.

         "Non-Serviced Mortgage Loan" means a mortgage loan included in the trust but serviced under another agreement. The Non-Serviced Mortgage Loans in the trust are the GIC Office Portfolio Pari Passu Loan and the U.S. Bank Tower Pari Passu Loan.

         "Non-Serviced Mortgage Loan B Note" means the GIC Office Portfolio B Note.

         "Non-Serviced Mortgage Loan Group" means the GIC Office Portfolio Loan Group and the U.S. Bank Tower Loan Group.

         "Non-Serviced Mortgage Loan Master Servicer" means the applicable "master servicer" under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

         "Non-Serviced Mortgage Loan Mortgage" means the GIC Office Portfolio Pari Passu Mortgage and the U.S. Bank Tower Pari Passu Mortgage.

          "Non-Serviced Mortgage Loan Pooling and Servicing Agreement" means the LB-UBS 2004-C1 Pooling and Servicing Agreement and the Greenwich 2003-C2 Pooling and Servicing Agreement, as applicable.

         "Non-Serviced Mortgage Loan Special Servicer" means the applicable "special servicer" under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

         "Non-Serviced Mortgage Loan Trustee" means the applicable "trustee" under the related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

         "Non-30/360 Loan" or "Interest Reserve Loan" means a mortgage loan that accrues interest other than on the basis of a 360-day year consisting of 12 30-day months.

         "Notional Amount" means the notional principal amount of the Class X Certificates, which will be based upon the outstanding principal balance of certain of the Principal Balance Certificates outstanding from time to time.

         "OID" means original issue discount.

         "Operating Adviser" means that entity appointed by the holders of a majority of the Controlling Class which will have the right to receive notification from, and in specified cases to direct, the special servicer in regard to specified actions.

         "P&I Advance" means the amount of any Scheduled Payments or Assumed Scheduled Payment (net of the related Master Servicing Fees, Excess Servicing Fees, Primary Servicing Fees and other servicing fees payable from such Scheduled Payments or Assumed Scheduled Payments), other than any Balloon Payment, advanced on the mortgage loans that are delinquent as of the close of business on the preceding Determination Date.

         "Pari Passu Loan Servicing Fee Rate" means the servicing fee rate applicable to any Non-Serviced Mortgage Loan pursuant to its related Non-Serviced Mortgage Loan Pooling and Servicing Agreement.

         "Participants" means DTC's participating organizations.

         "Parties in Interest" means persons who have specified relationships to Plans ("parties in interest" under ERISA or "disqualified persons" under Section 4975 of the Code).

         "Pass-Through Rate" means the rate per annum at which any class of certificates (other than the Residual Certificates) accrues interest.

         "PCF" means Principal Commercial Funding, LLC.

         "PCF Loans" means the mortgage loans that were originated by PCF or its affiliates.

         "Percentage Interest" will equal, as evidenced by any certificate in the Class to which it belongs, a fraction, expressed as a percentage, the numerator of which is equal to the initial Certificate Balance or Notional Amount, as the case may be, of such certificate as set forth on the face of the certificate, and the denominator of which is equal to the initial aggregate Certificate Balance or Notional Amount, as the case may be, of such Class.

         "Permitted Cure Period" means, for the purposes of any Material Document Defect or Material Breach in respect of any mortgage loan, the 90-day period immediately following the earlier of the discovery by the related seller or receipt by the related seller of notice of such Material Document Defect or Material Breach, as the case may be. However, if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period and such Document Defect or Material Breach would not cause the mortgage loan to be other than a "qualified mortgage", but the related seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the mortgage loan is then a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in the second and fifth bullet points of the definition of Specially Serviced Mortgage Loan and (y) the Document Defect was identified in a certification delivered to the related mortgage loan seller by the trustee in accordance with the Pooling and Servicing Agreement.

         "Plans" means (a) employee benefit plans as defined in Section 3(3) of ERISA that are subject to Title I of ERISA, (b) plans as defined in Section 4975 of the Code that are subject to Section 4975 of the Code, (c) any other retirement plan or employee benefit plan or arrangement subject to applicable federal, state or local law materially similar to the foregoing provisions of ERISA and the Code, and (d) entities whose underlying assets include plan assets by reason of a plan's investment in such entities.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent.

         "Prepayment Interest Excess" means, in the case of a mortgage loan in which a full or partial Principal Prepayment or a Balloon Payment is made during any Collection Period after the Due Date for such mortgage loan, the amount of interest which accrues on the amount of such Principal Prepayment or Balloon Payment that exceeds the corresponding amount of interest accruing on the certificates. The amount of the Prepayment Interest Excess in any such case will generally equal the interest that accrues on the mortgage loan from such Due Date to the date such payment was made, net of the Trustee Fee, the Master Servicing Fee, the Primary Servicing Fee, the Pari Passu Loan Servicing Fee (in the case of any Non-Serviced Mortgage Loan), the Excess Servicing Fee and, if the related mortgage loan is a Specially Serviced Mortgage Loan, net of the Special Servicing Fee.

         "Prepayment Interest Shortfall" means, a shortfall in the collection of a full month's interest for any Distribution Date and with respect to any mortgage loan as to which the related borrower has made a full or partial Principal Prepayment (or a Balloon Payment) during the related Collection Period, and the date such payment was made occurred prior to the Due Date for such mortgage loan in such Collection Period (including any shortfall resulting from such a payment during the grace period relating to such Due Date). Such a shortfall arises because the amount of interest (net of the Master Servicing Fee, the Primary Servicing Fee, the Excess Servicing Fee, the Pari Passu Loan Servicing Fee (in the case of any Non-Serviced Mortgage Loan) and the Trustee
Fee) that accrues on the amount of such Principal Prepayment or Balloon Payment will be less than the corresponding amount of interest accruing on the Certificates. In such a case, the Prepayment Interest Shortfall will generally equal the excess of:

o the aggregate amount of interest that would have accrued at the Net Mortgage Rate (less the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan) on the Scheduled Principal Balance of such mortgage loan if the mortgage loan had paid on its Due Date and such Principal Prepayment or Balloon Payment had not been made, over

o the aggregate interest that did so accrue through the date such payment was made (net of the Master Servicing Fee, the Primary Servicing Fee, the Excess Servicing Fee, the Pari Passu Loan Servicing Fee payable in connection with any Non-Serviced Mortgage Loan, the Special Servicing Fee, if the related mortgage loan is a Specially Serviced Mortgage Loan, and the Trustee Fee).

         "Prepayment Premium" means, with respect to any mortgage loan, Serviced Companion Mortgage Loan or B Note for any Distribution Date, prepayment premiums and charges, if any, received during the related Collection Period in connection with Principal Prepayments on such mortgage loan, Serviced Companion Mortgage Loan or B Note.

         "Primary Servicer" means each of Principal Global Investors, LLC and John Hancock Real Estate Finance, Inc., as applicable.

         "Primary Servicing Fee" means the monthly amount, based on the Primary Servicing Fee Rate, paid as compensation for the primary servicing of the mortgage loans.

         "Primary Servicing Fee Rate" means an amount per annum set forth in the Pooling and Servicing Agreement, which is payable each month with respect to a mortgage loan in connection with the Primary Servicing Fee.

         "Principal Balance Certificates" means, upon initial issuance, the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates.

         "Principal Distribution Amount" equals, in general, for any Distribution Date, the aggregate of the following:

o the principal portions of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in each case, to the extent received or advanced, as the case may be, in respect of the mortgage loans and any REO mortgage loans (but not in respect of any Serviced Companion Mortgage Loan or B Note or, in either case, its respective successor REO mortgage loan) for their respective Due Dates occurring during the related Collection Period; and

o all payments (including Principal Prepayments and the principal portion of Balloon Payments (but not in respect of any Serviced Companion Mortgage Loan or B Note or, in either case, its respective successor REO mortgage loan)) and other collections (including Liquidation Proceeds (other than the portion, if any, constituting Excess Liquidation Proceeds), Condemnation Proceeds, Insurance Proceeds and REO Income (each as defined herein) and proceeds of mortgage loan repurchases) that were received on or in respect of the mortgage loans (but not in respect of any Serviced Companion Mortgage Loan or B Note) during the related Collection Period and that were identified and applied by the master servicer as recoveries of principal.

         The following amounts shall reduce the Principal Distribution Amount to the extent applicable:

o if any advances previously made in respect of any mortgage loan that becomes the subject of a workout are not fully repaid at the time of that workout, then those advances (and advance interest thereon) are reimbursable from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date, and the Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections during that collection period (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered on the related mortgage loan, such recoveries will increase the Principal Distribution Amount for the distribution date following the collection period in which the subsequent recovery occurs); and

o if any advance previously made in respect of any mortgage loan is determined to be nonrecoverable, then that advance (unless the applicable party entitled to the reimbursement elects to defer all or a portion of the reimbursement as described herein) will be reimbursable (with advance interest thereon) first from amounts allocable to principal received with respect to the mortgage pool during the collection period for the related distribution date (prior to reimbursement from other collections) and the Principal Distribution Amount will be reduced (to not less than zero) by any of those advances (and advance interest thereon) that are reimbursed from such principal collections on the mortgage pool during that collection period (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered (notwithstanding the nonrecoverability determination) on the related mortgage loan, such recovery will increase the Principal Distribution Amount for the distribution date following the collection period in which the subsequent recovery occurs).

         "Principal Prepayments" means any voluntary or involuntary payment or collection of principal on a Mortgage Loan, Serviced Companion Mortgage Loan or B Note which is received or recovered in advance of its scheduled Due Date and applied to reduce the Principal Balance of the Mortgage Loan, Serviced Companion Mortgage Loan or B Note in advance of its scheduled Due Date.

         "PTCE" means a DOL Prohibited Transaction Class Exemption.

         "Purchase Price" means that amount at least equal to the unpaid principal balance of such mortgage loan, together with accrued but unpaid interest thereon to but not including the Due Date in the Collection Period in which the purchase or liquidation occurs and the amount of any expenses related to such mortgage loan and any related B Note, Serviced Companion Mortgage Loan or REO Property (including any Servicing Advances, Advance Interest related to such mortgage loan and any related B Note or Serviced Companion Mortgage Loan), and any Special Servicing Fees and Liquidation Fees paid with respect to the mortgage loan and/or (if applicable) its related B Note or any related Serviced Companion Mortgage Loan that are reimbursable to the master servicer, the special servicer, the trustee or the fiscal agent, plus if such mortgage loan is being repurchased or substituted for by a seller pursuant to the related Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the Primary Servicer, the master servicer, the special servicer, the Depositor or the trustee in respect of the Material Breach or Material Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included above).

         "Qualifying Substitute Mortgage Loan" means a mortgage loan having the characteristics required in the Pooling and Servicing Agreement and otherwise satisfying the conditions set forth therein and for which the Rating Agencies have confirmed in writing that such mortgage loan would not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

         "Rated Final Distribution Date" means the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term.

         "Rating Agencies" means Moody's and Fitch.

         "Realized Losses" means losses arising from the inability of the trustee, master servicer or the special servicer to collect all amounts due and owing under any defaulted mortgage loan, including by reason of any modifications to the terms of a mortgage loan, bankruptcy of the related borrower or a casualty of any nature at the related mortgaged property, to the extent not covered by insurance. The Realized Loss, if any, in respect of a liquidated mortgage loan or related REO Property, will generally equal the excess, if any, of:

o the outstanding principal balance of such mortgage loan as of the date of liquidation, together with all accrued and unpaid interest thereon at the related mortgage rate, over

o the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation, net of any portion of such liquidation proceeds that is payable or reimbursable in respect of related liquidation and other servicing expenses to the extent not already included in Expense Losses.

         If the mortgage rate on any mortgage loan is reduced or a portion of the debt due under any mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the resulting reduction in interest paid and the principal amount so forgiven, as the case may be, also will be treated as a Realized Loss. Any reimbursements of advances determined to be nonrecoverable (and interest on such advances) that are made in any collection period from collections of principal that would otherwise be included in the Principal Distribution Amount for the related distribution date, will create a deficit (or increase an otherwise-existing deficit) between the aggregate principal balance of the mortgage pool and the total principal balance of the certificates on the succeeding Distribution Date. The related reimbursements and payments made during any collection period will therefore result in the allocation of those amounts as Realized Losses (in reverse sequential order in accordance with the loss allocation rules described herein) to reduce principal balances of the Principal Balance Certificates on the distribution date for that collection period.

         "Record Date" means, with respect to each class of offered certificates for each Distribution Date, the last business day of the calendar month immediately preceding the month in which such Distribution Date occurs.

         "Rehabilitated Mortgage Loan" means a Specially Serviced Mortgage Loan for which (a) three consecutive Scheduled Payments have been made, in the case of any such mortgage loan, Serviced Companion Mortgage Loan or B Note that was modified, based on the modified terms, or a complete defeasance shall have occurred, (b) no other Servicing Transfer Event has occurred and is continuing with respect to such mortgage loan and (c) the trust has been reimbursed for all costs incurred as a result of the occurrence of the Servicing Transfer Event or such amounts have been forgiven. An A Note will not constitute a Rehabilitated Mortgage Loan unless its related B Note would also constitute a Rehabilitated Mortgage Loan. A B Note will not constitute a Rehabilitated Mortgage Loan unless its related A Note also would constitute a Rehabilitated Mortgage Loan. A Serviced Pari Passu Mortgage Loan will not constitute a Rehabilitated Mortgage Loan unless the related Serviced Companion Mortgage Loan would also constitute a Rehabilitated Mortgage Loan. A Serviced Companion Mortgage Loan will not constitute a Rehabilitated Mortgage Loan unless the related Serviced Pari Passu Mortgage Loan would also constitute a Rehabilitated Mortgage Loan.

         "REMIC" means a "real estate mortgage investment conduit," within the meaning of Section 860D(a) of the Code.

         "REMIC Regular Certificates" means the Senior Certificates and the Subordinate Certificates.

         "REO Income" means the income received in connection with the operation of an REO Property, net of certain expenses specified in the Pooling and Servicing Agreement. With respect to any Non-Serviced Mortgage Loan (if the applicable Non-Serviced Mortgage Loan Special Servicer has foreclosed upon the mortgaged property or properties securing such Non-Serviced Mortgage Loan Mortgage), the REO Income shall include only the portion of such net income that is payable to the holder of such Non-Serviced Mortgage Loan, and with respect to any Loan Pair or A/B Mortgage Loan, only its allocable portion of such REO Income will be distributable to the Certificateholders.

         "REO Property" means any mortgaged property acquired on behalf of the Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise.

         "REO Tax" means a tax on "net income from foreclosure property" within the meaning of the REMIC provisions of the Code.

         "Reserve Account" means an account in the name of the paying agent for the deposit of any Excess Liquidation Proceeds.

         "Residual Certificates" means the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates.

         "Revised Rate" means, with respect to any mortgage loan, a fixed rate per annum equal to the Initial Rate plus a specified percentage.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "Scheduled Payment" means, in general, for any mortgage loan, Serviced Companion Mortgage Loan or B Note on any Due Date, the amount of the scheduled payment of principal and interest, or interest only, due thereon on such date, taking into account any waiver, modification or amendment of the terms of such mortgage loan, Serviced Companion Mortgage Loan or B Note subsequent to the Closing Date, whether agreed to by the special servicer or occurring in connection with a bankruptcy proceeding involving the related borrower.

         "Scheduled Principal Balance" means, in respect of any mortgage loan, Serviced Companion Mortgage Loan, B Note or REO mortgage loan on any Distribution Date will generally equal its Cut-off Date Balance, as defined above (less any principal amortization occurring on or prior to the Cut-off
Date), reduced, to not less than zero, by:

o any payments or other collections of principal, or Advances in lieu of such payments or collections, on such mortgage loan that have been collected or received during any preceding Collection Period, other than any Scheduled Payments due in any subsequent Collection Period; and

o the principal portion of any Realized Loss and Expense Loss incurred in respect of such mortgage loan during any preceding Collection Period.

         "Senior Certificates" means the Class A Certificates and the Class X Certificates.

         "Serviced Companion Mortgage Loan" means a loan not included in the trust but serviced pursuant to the Pooling and Servicing Agreement and secured on a pari passu basis with the related Serviced Pari Passu Mortgage Loan. The Serviced Companion Mortgage Loan serviced under the Pooling and Servicing Agreement is the Trinity Centre Companion Loan.

         "Serviced Pari Passu Mortgage Loan" means a mortgage loan included in the trust that is serviced under the Pooling and Servicing Agreement and secured by a mortgaged property that secures one or more other loans on a pari passu basis that are not included in the trust. The Serviced Pari Passu Mortgage Loan included in the trust is the Trinity Centre Pari Passu Loan.

         "Serviced Pari Passu Mortgage Loan B Note" means, with respect to any Serviced Pari Passu Mortgage Loan, any subordinated mortgage note that is designated as a B Note and which is not included in the trust. There are no Serviced Pari Passu Mortgage Loan B Notes related to the trust.

         "Servicing Advances" means, in general, customary, reasonable and necessary "out-of-pocket" costs and expenses required to be incurred by the master servicer in connection with the servicing of a mortgage loan after a default, whether or not a payment default, delinquency or other unanticipated event, or in connection with the administration of any REO Property.

         "Servicing Standard" means with respect to the master servicer or the special servicer, as the case may be, to service and administer the mortgage loans (and any Serviced Companion Mortgage Loan and any B Note) that it is obligated to service and administer pursuant to the Pooling and Servicing Agreement on behalf of the trustee and in the best interests of and for the benefit of the Certificateholders (and, in the case of any Serviced Companion Mortgage Loan or any B Note, the related holder of such Serviced Companion Mortgage Loan or B Note, as applicable) (as determined by the master servicer or the special servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the Pooling and Servicing Agreement and the terms of the respective mortgage loans, any Serviced Companion Mortgage Loan and any B Note and any related intercreditor or co-lender agreement and, to the extent consistent with the foregoing, further as follows:

o with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO Property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible under the Pooling and Servicing Agreement;

o with a view to the timely collection of all scheduled payments of principal and interest under the mortgage loans, any Serviced Companion Mortgage Loan and any B Note or, if a mortgage loan, any Serviced Companion Mortgage Loan or B Note comes into and continues in default and if, in the good faith and reasonable judgment of, special servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such mortgage loan to the Certificateholders (as a collective whole) (or in the case of any A/B Mortgage Loan and its related B Note or a Loan Pair, the maximization of recovery thereon to the Certificateholders and the holder of the related B Note or the Serviced Companion Mortgage Loan, as applicable, all taken as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate in the case of the mortgage loans and the weighted average of the mortgage rates on the related A Note and the B Note, in the case of any A/B Mortgage Loan and its related B Note, and on the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan, in the case of a Loan Pair); and without regard to:

          i. any other relationship that the master servicer or the special servicer, as the case may be, or any of their affiliates may have with the related borrower;

          ii. the ownership of any certificate or any interest in any Serviced Companion Mortgage Loan, any Non-Serviced Companion Mortgage Loan, any B Note or any mezzanine loan related to a mortgage loan by the master servicer or the special servicer, as the case may be, or any of their affiliates;

          iii. the master servicer's obligation to make Advances;

          iv. the right of the master servicer (or any of their affiliates) or the special servicer, as the case may be, to receive reimbursement of costs, or the sufficiency of any compensation payable to it, under the Pooling and Servicing Agreement or with respect to any particular transaction; and

          v. any obligation of the master servicer (or any of its affiliates) to repurchase any mortgage loan from the trust.

         "Servicing Transfer Event" means an instance where an event has occurred that has caused a mortgage loan, a Serviced Companion Mortgage Loan or a B Note to become a Specially Serviced Mortgage Loan. If a Servicing Transfer Event occurs with respect to any A Note, it will be deemed to have occurred also with respect to the related B Note. If a Servicing Transfer Event occurs with respect to any B Note, it will be deemed to have occurred also with respect to the related A Note. If an A Note is not considered a Specially Serviced Mortgage Loan due to the related B Note holder's exercise of its cure rights, the related B Note will not be considered a Specially Serviced Mortgage Loan. If a Servicing Transfer Event occurs with respect to a Serviced Pari Passu Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Companion Mortgage Loan. If a Servicing Transfer Event occurs with respect to a Serviced Companion Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Pari Passu Mortgage Loan. Under any applicable Non-Serviced Mortgage Loan Pooling and Servicing Agreement, if a Servicing Transfer Event occurs with respect to a Non-Serviced Companion Mortgage Loan, it will be deemed to have occurred also with respect to the related Non-Serviced Mortgage Loan.

         "Specially Serviced Mortgage Loan" means the following:

o any mortgage loan (other than an A/B Mortgage Loan), Serviced Companion Mortgage Loan or B Note as to which a Balloon Payment is past due, and the master servicer has determined that payment is unlikely to be made on or before the 60th day succeeding the date the Balloon Payment was due, or any other payment is more than 60 days past due or has not been made on or before the second Due Date following the date such payment was due;

o any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which, to the master servicer's knowledge, the borrower has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of or relating to such borrower or to all or substantially all of its property, or the borrower has become the subject of a decree or order issued under a bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged or unstayed for a period of 30 days;

o any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which the master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property;

o any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which the master servicer has knowledge of a default (other than a failure by the related borrower to pay principal or interest) which, in the judgment of the master servicer or Operating Adviser, materially and adversely affects the interests of the Certificateholders or the holder of the related B Note or Serviced Companion Mortgage Loan and which has occurred and remains unremedied for the applicable grace period specified in such mortgage loan (or, if no grace period is specified, 60 days);

o any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which the borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations;

o any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which, in the judgment of the master servicer, (a) (other than with respect to any A/B Mortgage Loan), a payment default is imminent or is likely to occur within 60 days, or (b) any other default is imminent or is likely to occur within 60 days and such default, in the judgment of the master servicer or Operating Adviser is reasonably likely to materially and adversely affect the interests of the Certificateholders or the holder of the related B Note or Serviced Companion Mortgage Loan (as the case may be); or

o with respect to any A/B Mortgage Loan, in the event of (a) the failure of the holder of the B Note to cure a monetary default (and expiration of the holder of the B Note's cure period that occurs in the next calendar month),
     (b) the expiration of the holder of the B Note's cure period in a month if the applicable holder of the B Note exercised its right to cure a monetary default in the immediately preceding calendar month or (c) the expiration of the grace period that the borrower has under the mortgage loan for a monetary default in a month if the applicable holder of the B Note exercised its right to cure a monetary default in the three immediately preceding calendar months.

         "Special Servicer Compensation" means such fees payable to the special servicer, collectively, including the Special Servicing Fee, the Workout Fee and the Liquidation Fee.

         "Special Servicer Event of Default" means, with respect to the special servicer under the Pooling and Servicing Agreement, any one of the following events:

o any failure by the special servicer to remit to the paying agent or the master servicer within one business day of the date when due any amount required to be so remitted under the terms of the Pooling and Servicing Agreement;

o any failure by the special servicer to deposit into any account any amount required to be so deposited or remitted under the terms of the Pooling and Servicing Agreement which failure continues unremedied for one business day following the date on which such deposit or remittance was first required to be made;

o any failure on the part of the special servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the special servicer contained in the Pooling and Servicing Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee; provided, however, that to the extent that the special servicer certifies to the trustee and the Depositor that the special servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period will be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o any breach by the special servicer of the representations and warranties contained in the Pooling and Servicing Agreement that materially and adversely affects the interests of the holders of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee, provided, however, that to the extent that the special servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the special servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o the special servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the special servicer or of or relating to all or substantially all of its property;

o the special servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o a servicing officer of the special servicer receives actual knowledge that Moody's has (i) qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that a servicing officer of the special servicer obtained such actual knowledge), and, in the case of either of clauses (i) or (ii), citing servicing concerns with the special servicer as the sole or material factor in such rating action; or

o the trustee shall have received written notice from Fitch that the continuation of the special servicer in such capacity would result in the downgrade, qualification or withdrawal of the then current rating then assigned by Fitch to any class of certificates.

         "Special Servicing Fee" means an amount equal to, in any month, the portion of a rate equal to 0.25% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each Specially Serviced Mortgage Loan for such month, of the outstanding Scheduled Principal Balance of each Specially Serviced Mortgage Loan.

         "Structuring Assumptions" means the following assumptions:

o the mortgage rate on each mortgage loan in effect as of the Closing Date remains in effect until maturity or its Anticipated Repayment Date;

o the initial Certificate Balances and initial Pass-Through Rates of the certificates are as presented herein;

o    the closing date for the sale of the certificates is February 5, 2004;

o distributions on the certificates are made on the 13th day of each month, commencing in March 2004; o there are no delinquencies, defaults or Realized Losses with respect to the mortgage loans;

o Scheduled Payments on the mortgage loans are timely received on the first day of each month;

o    the trust does not experience any Expense Losses;

o no Principal Prepayment on any mortgage loan is made during its Lock-out Period, if any, or during any period when Principal Prepayments on such mortgage loans are required to be accompanied by a Yield Maintenance Charge, Prepayment Premium or a defeasance requirement, and otherwise Principal Prepayments are made on the mortgage loans at the indicated levels of CPR, notwithstanding any limitations in the mortgage loans on partial prepayments;

o    no Prepayment Interest Shortfalls occur;

o no amounts that would otherwise be payable to Certificateholders as principal are paid to the master servicer, the special servicer, the trustee or the fiscal agent as reimbursements of any nonrecoverable advances, unreimbursed advances outstanding as of the date of modification of any mortgage loan and any related interest on such advances;

o no mortgage loan is the subject of a repurchase or substitution by any party and no optional termination of the trust occurs;

o    each ARD Loan pays in full on its Anticipated Repayment Date; and

o any mortgage loan with the ability to choose defeasance or yield maintenance chooses yield maintenance.

         "Subordinate Certificates" means the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates.

         "Trinity Centre Companion Loan" means the loan secured by the Trinity Centre Pari Passu Mortgage on a pari passu basis with the Trinity Centre Pari Passu Loan.

         "Trinity Centre Loan Group" means, collectively, the Trinity Centre Pari Passu Loan and the Trinity Centre Companion Loan.

         "Trinity Centre Pari Passu Loan" means Mortgage Loan No. 15, which is secured on a pari passu basis with the Trinity Centre Companion Loan pursuant to the Trinity Centre Pari Passu Mortgage.

         "Trinity Centre Pari Passu Mortgage" means the mortgage securing the Trinity Centre Pari Passu Loan and the Trinity Centre Companion Loan.

         "Treasury Rate" unless otherwise specified in the related mortgage loan document, is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S. Treasury constant maturities with a maturity date, one longer and one shorter, most nearly approximating the maturity date (or Anticipated Repayment Date, if applicable) of the mortgage loan prepaid. If Release H.15 is no longer published, the master servicer will select a comparable publication to determine the Treasury Rate.

         "Trustee Fee" means a monthly fee as set forth in the Pooling and Servicing Agreement to be paid from the Distribution Account to the trustee and the paying agent as compensation for the performance of their duties.

         "UCF" - See "Underwritable Cash Flow."

         "Underwritable Cash Flow" or "UCF" means an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a mortgaged property, consisting primarily of rental income, less the sum of (a) estimated stabilized operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments, and (c) reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization.

         "Underwriters" means Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC.

         "Underwriting Agreement" means that agreement, dated January ___, 2004, entered into by the Depositor and the Underwriters.

         "Unpaid Interest" means, on any distribution date with respect to any class of interests or certificates (other than the Residual Certificates), the portion of Distributable Certificate Interest for such class remaining unpaid as of the close of business on the preceding Distribution Date, plus one month's interest thereon at the applicable Pass-Through Rate.

         "U.S. Bank Tower Companion Loan" means the loans that, in aggregate, are secured by the U.S. Bank Tower Pari Passu Mortgage on a pari passu basis with the U.S. Bank Tower Pari Passu Loan.

         "U.S. Bank Tower Loan Group" means, collectively, the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loan.

         "U.S. Bank Tower Pari Passu Loan" means Mortgage Loan No. 13, which is secured on a pari passu basis with the U.S. Bank Tower Companion Loan pursuant to the U.S. Bank Tower Pari Passu Mortgage.

         "U.S. Bank Tower Pari Passu Mortgage" means the mortgage securing the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loan.

         "WAC" - See "Weighted Average Net Mortgage Rate."

         "Weighted Average Net Mortgage Rate" or "WAC" means, for any Distribution Date, the weighted average of the Net Mortgage Rates for the mortgage loans (in the case of each mortgage loan that is a Non-30/360 Mortgage Loan, adjusted as described under the definition of Net Mortgage Rate), weighted on the basis of their respective Scheduled Principal Balances as of the close of business on the preceding Distribution Date.

         "Wells Fargo" means Wells Fargo Bank, National Association.

         "Workout Fee" means that fee, payable with respect to any Rehabilitated Mortgage Loan, Serviced Companion Mortgage Loan or B Note, equal to 1.00% of the amount of each collection of interest (other than default interest and any Excess Interest) and principal received (including any Condemnation Proceeds received and applied as a collection of such interest and principal) on such mortgage loan, Serviced Companion Mortgage Loan or B Note for so long as it remains a Rehabilitated Mortgage Loan.

         "Yield Maintenance Charge" means, with respect to any Distribution Date, the aggregate of all yield maintenance charges, if any, received during the related Collection Period in connection with Principal Prepayments.

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION



MORTGAGE LOAN SELLERS




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   PERCENT BY
                                                                                         AGGREGATE                 AGGREGATE
                                                   NUMBER OF                          CUT-OFF DATE                CUT-OFF DATE
LOAN SELLER                                     MORTGAGE LOANS                          BALANCE ($)                BALANCE (%)
----------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage, Inc.                 35                              384,909,103                    31.8
Morgan Stanley Mortgage Capital Inc.                   30                              353,739,427                    29.2
Wells Fargo Bank, N.A.                                 68                              204,415,923                    16.9
Principal Commercial Funding, LLC                      28                              179,957,286                    14.9
John Hancock Real Estate Finance, Inc.                 14                               87,968,668                     7.3
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                175                           $1,210,990,408                   100.0%
==================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                          WEIGHTED               WEIGHTED                              WEIGHTED         WEIGHTED
                                          AVERAGE                AVERAGE            WEIGHTED            AVERAGE         AVERAGE
                                          MORTGAGE              REMAINING           AVERAGE          CUT-OFF DATE        BALLOON
LOAN SELLER                               RATE (%)              TERM (MOS.)         DSCR (X)            LTV (%)          LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage, Inc.      5.391                    108               2.14               57.6            45.2
Morgan Stanley Mortgage Capital Inc.        5.407                    111               2.22               59.8            52.3
Wells Fargo Bank, N.A.                      5.824                    123               1.89               53.8            38.9
Principal Commercial Funding, LLC           5.776                    133               1.83               60.1            38.0
John Hancock Real Estate Finance, Inc.      5.692                    116               1.86               62.9            52.7
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      5.548%                   116               2.05X              58.3%           45.7%
==================================================================================================================================



CUT-OFF DATE BALANCES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PERCENT BY        WEIGHTED          WEIGHTED
                                                                  AGGREGATE         AGGREGATE        AVERAGE           AVERAGE
                                         NUMBER OF              CUT-OFF DATE      CUT-OFF DATE       MORTGAGE         REMAINING
CUT-OFF DATE BALANCE ($)              MORTGAGE LOANS             BALANCE ($)       BALANCE (%)       RATE (%)         TERM (MOS.)
------------------------------------------------------------------------------------------------------------------------------------
1 - 1,000,000                               10                     9,397,079           0.8            6.319              138
1,000,001 - 2,000,000                       33                    50,390,342           4.2            6.029              121
2,000,001 - 3,000,000                       34                    86,286,725           7.1            5.902              120
3,000,001 - 4,000,000                       22                    77,992,500           6.4            5.824              146
4,000,001 - 5,000,000                       14                    64,334,269           5.3            5.561              109
5,000,001 - 6,000,000                       11                    59,063,434           4.9            5.817              119
6,000,001 - 7,000,000                        8                    52,349,710           4.3            5.793              139
7,000,001 - 8,000,000                       10                    76,142,284           6.3            5.482              116
8,000,001 - 9,000,000                        3                    24,540,458           2.0            5.373              114
9,000,001 - 10,000,000                       2                    18,458,831           1.5            5.277               98
10,000,001 - 15,000,000                     14                   172,012,051          14.2            5.529              117
15,000,001 - 20,000,000                      4                    69,461,398           5.7            5.399               91
20,000,001 - 30,000,000                      3                    71,103,713           5.9            5.430              106
30,000,001 (less or equal to)                7                   379,457,615          31.3            5.345              111

------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     175                $1,210,990,408         100.0%           5.548%             116
====================================================================================================================================


----------------------------------------------------------------------------------------------------
                                                                 WEIGHTED          WEIGHTED
                                        WEIGHTED                 AVERAGE           AVERAGE
                                        AVERAGE                CUT-OFF DATE        BALLOON
CUT-OFF DATE BALANCE ($)                DSCR (X)                  LTV (%)           LTV (%)
----------------------------------------------------------------------------------------------------
1 - 1,000,000                             2.75                    36.1               17.9
1,000,001 - 2,000,000                     1.93                    53.2               40.7
2,000,001 - 3,000,000                     1.80                    58.9               43.5
3,000,001 - 4,000,000                     2.01                    51.8               26.7
4,000,001 - 5,000,000                     2.22                    55.1               46.8
5,000,001 - 6,000,000                     1.67                    57.9               33.9
6,000,001 - 7,000,000                     1.62                    65.8               43.6
7,000,001 - 8,000,000                     1.91                    57.1               46.8
8,000,001 - 9,000,000                     2.50                    52.3               44.0
9,000,001 - 10,000,000                    2.71                    45.6               42.6
10,000,001 - 15,000,000                   1.97                    59.8               47.2
15,000,001 - 20,000,000                   1.78                    66.1               57.1
20,000,001 - 30,000,000                   1.98                    61.6               54.7
30,000,001 (less or equal to)             2.29                    58.9               48.9

---------------------------------------------------------------------------------------------
TOTAL:                                   2.05X                   58.3%              45.7%
=============================================================================================



Minimum: $697,454
Maximum: $90,000,000
Weighted Average: $6,919,945

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION



STATES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENT BY          WEIGHTED
                                                                             AGGREGATE               AGGREGATE          AVERAGE
                                                   NUMBER OF              CUT-OFF DATE            CUT-OFF DATE          MORTGAGE
STATE                                        MORTGAGED PROPERTIES           BALANCE ($)             BALANCE (%)         RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
California - Southern                                        55             287,378,698                23.7              5.478
California - Northern                                        14              49,682,454                 4.1              5.652
New York                                                      7              89,656,024                 7.4              5.792
Texas                                                        13              89,253,842                 7.4              5.496
Florida                                                       8              80,582,600                 6.7              5.310
Illinois                                                      7              73,970,100                 6.1              5.506
Arizona                                                       8              71,388,799                 5.9              5.801
New Jersey                                                    9              66,919,125                 5.5              5.584
Pennsylvania                                                  8              44,563,314                 3.7              5.322
Massachusetts                                                 6              44,206,684                 3.7              5.762
Connecticut                                                   8              38,238,458                 3.2              5.735
Nebraska                                                      1              33,968,751                 2.8              5.990
Georgia                                                       8              28,243,866                 2.3              5.630
Maryland                                                      4              24,772,231                 2.0              5.152
Oregon                                                        4              23,192,854                 1.9              5.510
Nevada                                                        4              22,364,077                 1.8              5.130
District of Columbia                                          1              20,943,713                 1.7              5.980
North Carolina                                                3              18,215,020                 1.5              5.001
Wisconsin                                                     3              17,045,843                 1.4              5.209
Washington                                                    5              15,625,089                 1.3              5.427
Maine                                                         2              15,499,340                 1.3              5.370
Colorado                                                      5              13,680,326                 1.1              5.748
West Virginia                                                 1               7,000,000                 0.6              4.775
Ohio                                                          1               6,957,228                 0.6              6.100
South Carolina                                                1               6,350,000                 0.5              4.775
New Hampshire                                                 1               3,961,259                 0.3              6.380
Tennessee                                                     1               3,174,151                 0.3              6.130
Alaska                                                        2               3,049,508                 0.3              6.096
Kentucky                                                      1               2,861,354                 0.2              6.025
Virginia                                                      2               2,485,226                 0.2              5.755
Minnesota                                                     1               2,179,951                 0.2              5.220
Utah                                                          1               1,295,207                 0.1              6.470
Alabama                                                       1               1,292,966                 0.1              5.900
Idaho                                                         1                 992,353                 0.1              6.530
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                      197          $1,210,990,408               100.0%             5.548%
====================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                    WEIGHTED                                  WEIGHTED           WEIGHTED
                                                    AVERAGE            WEIGHTED               AVERAGE            AVERAGE
                                                   REMAINING           AVERAGE              CUT-OFF DATE          BALLOON
STATE                                             TERM (MOS.)          DSCR (X)                LTV (%)            LTV (%)
---------------------------------------------------------------------------------------------------------------------------
California - Southern                                  111               2.19                    56.8               48.5
California - Northern                                  117               2.10                    51.6               44.2
New York                                                93               2.26                    59.0               53.3
Texas                                                  111               1.83                    63.5               50.6
Florida                                                117               1.84                    62.1               51.2
Illinois                                               117               2.47                    55.7               50.3
Arizona                                                 99               1.55                    65.9               53.3
New Jersey                                             126               2.28                    53.4               39.8
Pennsylvania                                           100               2.31                    61.2               55.5
Massachusetts                                          172               1.78                    61.3               29.4
Connecticut                                            121               1.88                    61.5               53.2
Nebraska                                               177               1.33                    61.2                1.5
Georgia                                                118               2.24                    58.1               43.1
Maryland                                               103               2.56                    58.2               52.8
Oregon                                                 129               1.70                    57.1               36.3
Nevada                                                 116               1.54                    53.0               31.4
District of Columbia                                   117               1.41                    58.2               49.5
North Carolina                                          67               2.67                    51.0               51.0
Wisconsin                                               75               2.47                    57.0               54.4
Washington                                             105               2.63                    53.4               48.4
Maine                                                  165               1.71                    54.3               14.7
Colorado                                               105               1.89                    60.5               47.6
West Virginia                                           56               2.68                    52.6               52.6
Ohio                                                   237               1.65                    60.5                1.9
South Carolina                                          56               2.68                    52.6               52.6
New Hampshire                                          177               1.37                    60.0                1.4
Tennessee                                              236               1.42                    67.5                2.2
Alaska                                                 116               1.99                    52.5               44.9
Kentucky                                               176               1.29                    60.4                1.4
Virginia                                               118               2.06                    40.2               23.1
Minnesota                                              116               1.82                    57.4               37.0


Utah                                                   117               2.30                    40.8               32.3
Alabama                                                116               1.43                    68.9               53.7
Idaho                                                  236               1.98                    34.2                1.2
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 116               2.05X                   58.3%              45.7%
===========================================================================================================================


                                   APPENDIX I
                            MORTGAGE POOL INFORMATION



PROPERTY TYPES

----------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT BY
                                                                              AGGREGATE               AGGREGATE
                                                   NUMBER OF                CUT-OFF DATE            CUT-OFF DATE
PROPERTY TYPE                                MORTGAGED PROPERTIES            BALANCE ($)             BALANCE (%)
----------------------------------------------------------------------------------------------------------------------
Retail
     Anchored                                             43                  432,258,714               35.7
     Unanchored                                           14                   44,538,827                3.7
     Shadow Anchored                                       9                   32,693,589                2.7
     Big Box                                               8                   26,790,542                2.2
     Free Standing                                         8                   24,034,360                2.0
     Specialty                                             1                    1,695,776                0.1
----------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                                        83                  562,011,807               46.4%
                                          ----------------------------------------------------------------------------
Office
     Urban                                                14                  236,083,725               19.5
     Suburban                                             20                  109,600,051                9.1
     Medical                                               4                   42,021,577                3.5
----------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                                        38                  387,705,354               32.0%
                                          ----------------------------------------------------------------------------
Multifamily
     Garden                                               20                   76,128,396                6.3
     Mid-Rise                                              5                   15,814,787                1.3
     Urban                                                 1                   14,924,602                1.2
     Low-Rise                                              1                    1,523,202                0.1
----------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                                        27                  108,390,987                9.0%
                                          ----------------------------------------------------------------------------
Industrial
     Warehouse                                            13                   43,804,207                3.6
     Light Industrial                                      9                   35,170,531                2.9
     Flex Industrial                                       7                   18,947,212                1.6
----------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                                        29                   97,921,949                8.1%
                                          ----------------------------------------------------------------------------
Self Storage
     Self Storage                                          9                   21,432,835                1.8
----------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                                         9                   21,432,835                1.8%
                                          ----------------------------------------------------------------------------
Mixed Use
     Office/Retail                                         5                   10,372,280                0.9
     Mixed Use                                             1                    4,308,858                0.4
----------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                                         6                   14,681,139                1.2%
                                          ----------------------------------------------------------------------------
Hospitality
     Full-Service                                          1                    5,079,677                0.4
     Limited-Service                                       1                    4,491,151                0.4
----------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                                         2                   $9,570,828                0.8%
                                          ----------------------------------------------------------------------------
Manufactured Housing Community
     Manufactured Housing Community                        2                    6,884,780                0.6
----------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                                         2                    6,884,780                0.6%
                                          ----------------------------------------------------------------------------
Other
     Parking Lot                                           1                    2,390,729                0.2
----------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                                         1                    2,390,729                0.2%
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   197                1,210,990,408              100.0%
======================================================================================================================




---------------------------------------------------------------------------------------------------------------------
                                     WEIGHTED           WEIGHTED                             WEIGHTED        WEIGHTED
                                     AVERAGE            AVERAGE            WEIGHTED           AVERAGE         AVERAGE
                                     MORTGAGE          REMAINING           AVERAGE         CUT-OFF DATE       BALLOON
PROPERTY TYPE                        RATE (%)          TERM (MOS.)         DSCR (X)           LTV (%)          LTV (%)
---------------------------------------------------------------------------------------------------------------------
Retail
     Anchored                          5.389               111               1.99              59.7             47.3
     Unanchored                        5.868               121               1.77              60.2             45.3
     Shadow Anchored                   5.939               144               1.76              62.5             42.0
     Big Box                           5.796               128               1.92              52.5             36.7
     Free Standing                     6.041               173               1.49              57.9              9.6
     Specialty                         6.150               118               1.55              40.4             31.6
---------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                     5.509%              117               1.93X             59.4%            44.7%
                                   ----------------------------------------------------------------------------------
Office
     Urban                             5.337               107               2.55              56.6             53.2
     Suburban                          5.776               137               1.74              60.6             36.0
     Medical                           5.401                86               1.64              69.9             62.3
---------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                     5.468%              113               2.22X             59.2%            49.3%
                                   ----------------------------------------------------------------------------------
Multifamily
     Garden                            5.461               123               2.52              48.2             37.3
     Mid-Rise                          5.760               116               1.86              60.9             50.6
     Urban                             6.300               176               1.25              77.3             47.6
     Low-Rise                          6.080               115               2.56              35.9             30.7
---------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                     5.629%              129               2.25X             53.9%            40.6%
                                   ----------------------------------------------------------------------------------
Industrial
     Warehouse                         5.476               108               2.17              53.4             41.0
     Light Industrial                  5.799               102               1.66              63.4             49.9
     Flex Industrial                   6.677               101               1.67              53.7             45.0
---------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                     5.824%              105               1.89X             57.0%            45.0%
                                   ----------------------------------------------------------------------------------
Self Storage
     Self Storage                      5.803               103               1.70              59.1             44.3
---------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                     5.803%              103               1.70X             59.1%            44.3%
                                   ----------------------------------------------------------------------------------
Mixed Use
     Office/Retail                     5.964               115               2.18              44.6             36.6
     Mixed Use                         5.430               119               2.29              42.0             32.1
---------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                     5.807%              116               2.21X             43.8%            35.3%
                                   ----------------------------------------------------------------------------------
Hospitality
Full-Service                           6.045                81               3.45              36.3             31.3
Limited-Service                        6.110               119               2.44              46.8             31.0
---------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                     6.076%               99               2.98X             41.2%            31.2%
                                   ----------------------------------------------------------------------------------
Manufactured Housing Community
     Manufactured Housing Community    5.583                88               1.58              68.2             60.7
---------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                              5.583%               88               1.58X             68.2%            60.7%
                                   ----------------------------------------------------------------------------------
Other
     Parking Lot                       6.670               115               1.44              53.1             46.2
---------------------------------------------------------------------------------------------------------------------
         SUBTOTAL:                     6.670%              115               1.44X             53.1%            46.2%
---------------------------------------------------------------------------------------------------------------------
Total:                                 5.548%              116               2.05x             58.3%            45.7%
=====================================================================================================================

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION


Mortgage Rates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PERCENT BY          WEIGHTED
                                                                         AGGREGATE               AGGREGATE           AVERAGE
                                            NUMBER OF                  CUT-OFF DATE            CUT-OFF DATE          MORTGAGE
MORTGAGE RATE (%)                        MORTGAGE LOANS                  BALANCE ($)             BALANCE (%)          RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
(les or equal to) 5.500                         54                       612,700,790                50.6              5.105
5.501 - 6.000                                   61                       371,673,683                30.7              5.818
6.001 - 6.500                                   49                       203,236,463                16.8              6.208
6.501 - 7.000                                    7                        12,947,937                 1.1              6.696
7.001 - 7.500                                    2                         3,853,786                 0.3              7.027
7.501 (equal to or less)                         2                         6,577,750                 0.5              7.970
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         175                    $1,210,990,408               100.0%             5.548%
====================================================================================================================================


----------------------------------------------------------------------------------------------------------------
                                            WEIGHTED                                WEIGHTED            WEIGHTED
                                            AVERAGE          WEIGHTED               AVERAGE             AVERAGE
                                           REMAINING          AVERAGE             CUT-OFF DATE          BALLOON
MORTGAGE RATE (%)                         TERM (MOS.)         DSCR (X)               LTV (%)            LTV (%)
----------------------------------------------------------------------------------------------------------------
(less or equal to) 5.500                     106               2.39                    55.4               47.7
5.501 - 6.000                                120               1.79                    59.9               44.0
6.001 - 6.500                                139               1.58                    64.3               42.8
6.501 - 7.000                                122               1.53                    61.6               45.9
7.001 - 7.500                                158               1.36                    68.2               50.9
7.501 (equal to or less)                      78               1.54                    45.8               39.6
----------------------------------------------------------------------------------------------------------------
TOTAL:                                       116               2.05X                   58.3%              45.7%
================================================================================================================


Minimum: 4.300%
Maximum: 8.430%
Weighted Average: 5.548%



ORIGINAL TERMS TO STATED MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT BY         WEIGHTED
                                                                              AGGREGATE               AGGREGATE          AVERAGE
                                                   NUMBER OF               CUT-OFF DATE            CUT-OFF DATE         MORTGAGE
ORIGINAL TERM TO STATED MATURITY (MOS.)         MORTGAGE LOANS               BALANCE ($)             BALANCE (%)         RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                                                 8                       97,856,852                8.1              5.012
61 - 120                                             136                      939,282,534               77.6              5.540
121 - 180                                             26                      155,981,732               12.9              5.862
181 - 240                                              5                       17,869,290                1.5              6.166
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               175                   $1,210,990,408              100.0%             5.548%
====================================================================================================================================


----------------------------------------------------------------------------------------------------------------------
                                                      WEIGHTED                              WEIGHTED          WEIGHTED
                                                       AVERAGE         WEIGHTED             AVERAGE            AVERAGE
                                                     REMAINING          AVERAGE           CUT-OFF DATE         BALLOON
ORIGINAL TERM TO STATED MATURITY (MOS.)             TERM (MOS.)         DSCR (X)             LTV (%)           LTV (%)
----------------------------------------------------------------------------------------------------------------------
1 - 60                                                   55               2.33                57.5               54.8
61 - 120                                                110               2.10                58.5               50.5
121 - 180                                               174               1.65                57.8               15.9
181 - 240                                               236               1.58                57.1                1.8
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  116               2.05X               58.3%              45.7%
======================================================================================================================


Minimum: 60 mos.
Maximum: 240 mos.
Weighted Average: 119 mos.

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION



REMAINING TERMS TO STATED MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PERCENT BY         WEIGHTED
                                                                                AGGREGATE               AGGREGATE         AVERAGE
                                                   NUMBER OF                 CUT-OFF DATE            CUT-OFF DATE         MORTGAGE
REMAINING TERM TO STATED MATURITY (MOS.)        MORTGAGE LOANS                 BALANCE ($)             BALANCE (%)        RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                                                  8                        97,856,852                8.1              5.012
61 - 120                                              136                       939,282,534               77.6              5.540
121 - 180                                              26                       155,981,732               12.9              5.862
181 - 240                                               5                        17,869,290                1.5              6.166

------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                175                    $1,210,990,408              100.0%             5.548%
====================================================================================================================================



-----------------------------------------------------------------------------------------------------------------
                                                 WEIGHTED                              WEIGHTED          WEIGHTED
                                                  AVERAGE           WEIGHTED            AVERAGE          AVERAGE
                                                 REMAINING          AVERAGE         CUT-OFF DATE          BALLOON
REMAINING TERM TO STATED MATURITY (MOS.)         TERM (MOS.)        DSCR (X)            LTV (%)           LTV (%)
-----------------------------------------------------------------------------------------------------------------
1 - 60                                               55               2.33               57.5               54.8
61 - 120                                            110               2.10               58.5               50.5
121 - 180                                           174               1.65               57.8               15.9
181 - 240                                           236               1.58               57.1                1.8

-----------------------------------------------------------------------------------------------------------------
TOTAL:                                              116               2.05X              58.3%              45.7%
=================================================================================================================



Minimum: 49 mos.
Maximum: 237 mos.
Weighted Average: 116 mos.



ORIGINAL AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT BY          WEIGHTED
                                                                               AGGREGATE              AGGREGATE          AVERAGE
                                                   NUMBER OF                 CUT-OFF DATE            CUT-OFF DATE        MORTGAGE
ORIGINAL AMORTIZATION TERM (MOS.)               MORTGAGE LOANS                BALANCE ($)             BALANCE (%)        RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
BALLOON LOANS
     Interest Only                                    14                       209,600,000              17.3              4.896
     121 - 180                                         5                        30,164,931               2.5              5.236
     181 - 240                                         6                        20,244,634               1.7              5.779
     241 - 300                                        44                       217,406,366              18.0              6.011
     301 - 360                                        80                       613,381,323              50.7              5.560
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                            149                    $1,090,797,254              90.1%             5.517%

FULLY AMORTIZING LOANS
     60 - 120                                          2                         4,913,200               0.4              5.474
     121 - 180                                        18                        63,441,913               5.2              5.666
     181 - 240                                         6                        51,838,040               4.3              6.051
                                          ------------------------------------------------------------------------------------------
SUBTOTAL:                                             26                      $120,193,154               9.9%             5.824%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               175                    $1,210,990,408             100.0%             5.548%
====================================================================================================================================



-------------------------------------------------------------------------------------------------------------------
                                                 WEIGHTED                              WEIGHTED           WEIGHTED
                                                 AVERAGE           WEIGHTED            AVERAGE            AVERAGE
                                                 REMAINING          AVERAGE          CUT-OFF DATE         BALLOON
ORIGINAL AMORTIZATION TERM (MOS.)                TERM (MOS.)        DSCR (X)            LTV (%)            LTV (%)
-------------------------------------------------------------------------------------------------------------------
BALLOON LOANS
     Interest Only                                   88               2.87               53.2               53.2
     121 - 180                                      102               1.31               57.4               31.2
     181 - 240                                      148               2.00               52.2               26.6
     241 - 300                                      122               1.61               65.0               50.0
     301 - 360                                      110               2.07               58.8               51.6
-------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                           109               2.11X              58.8%              50.6%

FULLY AMORTIZING LOANS
     60 - 120                                       117               1.50               35.3                0.6
     121 - 180                                      170               1.64               51.5                1.1
     181 - 240                                      197               1.42               59.8                1.6
                                        ---------------------------------------------------------------------------
SUBTOTAL:                                           180               1.54X              54.4%               1.3%
-------------------------------------------------------------------------------------------------------------------
Total:                                              116               2.05X              58.3%              45.7%
===================================================================================================================


Minimum: 120 mos.
Maximum: 360 mos.
Weighted Average:  316 mos.

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION



REMAINING AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT BY        WEIGHTED
                                                                               AGGREGATE              AGGREGATE         AVERAGE
                                                   NUMBER OF                 CUT-OFF DATE           CUT-OFF DATE       MORTGAGE
REMAINING AMORTIZATION TERM (MOS.)              MORTGAGE LOANS                BALANCE ($)             BALANCE (%)       RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
BALLOON
     Interest Only                                     14                      209,600,000            17.3              4.896
     121 - 180                                          5                       30,164,931             2.5              5.236
     181 - 240                                          6                       20,244,634             1.7              5.779
     241 - 300                                         44                      217,406,366            18.0              6.011
     301 - 360                                         80                      613,381,323            50.7              5.560
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                             149                   $1,090,797,254            90.1%             5.517%

FULLY AMORTIZING LOANS
     60 - 120                                           2                        4,913,200             0.4              5.474
     121 - 180                                         19                       97,410,664             8.0              5.779
     181 - 240                                          5                       17,869,290             1.5              6.166
                                          ------------------------------------------------------------------------------------------
SUBTOTAL:                                              26                     $120,193,154             9.9%             5.824%
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                175                   $1,210,990,408           100.0%             5.548%
====================================================================================================================================



-------------------------------------------------------------------------------------------------------------------
                                                WEIGHTED                                  WEIGHTED       WEIGHTED
                                                 AVERAGE        WEIGHTED                  AVERAGE        AVERAGE
                                               REMAINING         AVERAGE               CUT-OFF DATE      BALLOON
REMAINING AMORTIZATION TERM (MOS.)            TERM (MOS.)        DSCR (X)                  LTV (%)        LTV (%)
-------------------------------------------------------------------------------------------------------------------
BALLOON
     Interest Only                                88               2.87                    53.2           53.2
     121 - 180                                   102               1.31                    57.4           31.2
     181 - 240                                   148               2.00                    52.2           26.6
     241 - 300                                   122               1.61                    65.0           50.0
     301 - 360                                   110               2.07                    58.8           51.6
-------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                                        109              2.11X                   58.8%           50.6%

FULLY AMORTIZING LOANS
     60 - 120                                    117               1.50                    35.3            0.6
     121 - 180                                   172               1.53                    54.9            1.2
     181 - 240                                   236               1.58                    57.1            1.8
                                      -----------------------------------------------------------------------------
SUBTOTAL:                                        180               1.54X                   54.4%           1.3%
-------------------------------------------------------------------------------------------------------------------
Total:                                           116               2.05X                   58.3%          45.7%
===================================================================================================================



Minimum: 117 mos.
Maximum: 360 mos.
Weighted Average:  312 mos.



DEBT SERVICE COVERAGE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT BY          WEIGHTED
                                                                               AGGREGATE               AGGREGATE         AVERAGE
                                                   NUMBER OF                 CUT-OFF DATE            CUT-OFF DATE        MORTGAGE
DEBT SERVICE COVERAGE RATIO (X)                 MORTGAGE LOANS                BALANCE ($)             BALANCE (%)        RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
(less or equal to) 1.20                                 5                       16,189,743                1.3              5.729
1.21 - 1.30                                             9                       67,122,363                5.5              6.201
1.31 - 1.40                                            16                      115,171,624                9.5              6.082
1.41 - 1.50                                            21                      116,442,013                9.6              5.589
1.51 - 1.60                                            19                       67,256,873                5.6              6.053
1.61 - 1.70                                            20                      108,461,486                9.0              5.719
1.71 - 1.80                                             9                       26,442,013                2.2              5.809
1.81 (less or equal to)                                76                      693,904,293               57.3              5.299
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                175                   $1,210,990,408              100.0%             5.548%
====================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------
                                                  WEIGHTED                                   WEIGHTED         WEIGHTED
                                                  AVERAGE           WEIGHTED                 AVERAGE          AVERAGE
                                                  REMAINING         AVERAGE               CUT-OFF DATE         BALLOON
DEBT SERVICE COVERAGE RATIO (X)                  TERM (MOS.)        DSCR (X)                 LTV (%)          LTV (%)
-----------------------------------------------------------------------------------------------------------------------
(less or equal to) 1.20                              86               1.17                    65.1               41.3
1.21 - 1.30                                         141               1.28                    70.8               46.7
1.31 - 1.40                                         153               1.35                    65.1               25.5
1.41 - 1.50                                         115               1.44                    63.2               44.2
1.51 - 1.60                                         113               1.57                    62.8               52.4
1.61 - 1.70                                         129               1.64                    62.1               46.5
1.71 - 1.80                                         117               1.75                    63.5               53.8
1.81 (less or equal to)                             106               2.49                    53.8               48.2
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                              116               2.05X                   58.3%              45.7%
=======================================================================================================================


Minimum: 1.14x
Maximum: 8.78x
Weighted Average: 2.05x

                                   APPENDIX I
                            MORTGAGE POOL INFORMATION


LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PERCENT BY           WEIGHTED
                                                                               AGGREGATE               AGGREGATE            AVERAGE
                                                   NUMBER OF                CUT-OFF DATE            CUT-OFF DATE           MORTGAGE
LOAN-TO-VALUE RATIO (%)                         MORTGAGE LOANS                BALANCE ($)             BALANCE (%)           RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
(less or equal to) 20.0                                 3                        3,171,491                 0.3              5.951
20.1 - 30.0                                             6                       16,805,440                 1.4              5.414
30.1 - 40.0                                            16                       59,024,160                 4.9              5.514
40.1 - 50.0                                            29                      222,226,609                18.4              5.440
50.1 - 60.0                                            47                      356,142,332                29.4              5.287
60.1 - 70.0                                            54                      403,375,921                33.3              5.709
70.1 - 80.0                                            20                      150,244,454                12.4              5.912
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                175                   $1,210,990,408               100.0%             5.548%
====================================================================================================================================



------------------------------------------------------------------------------------------------------------------------
                                                WEIGHTED                                   WEIGHTED           WEIGHTED
                                                 AVERAGE           WEIGHTED                 AVERAGE            AVERAGE
                                               REMAINING            AVERAGE              CUT-OFF DATE          BALLOON
LOAN-TO-VALUE RATIO (%)                       TERM (MOS.)           DSCR (X)                 LTV (%)            LTV (%)
------------------------------------------------------------------------------------------------------------------------
(less or equal to) 20.0                            164               5.68                    11.6                2.2
20.1 - 30.0                                        116               3.96                    27.0               24.0
30.1 - 40.0                                        123               2.91                    35.7               25.6
40.1 - 50.0                                        125               2.46                    47.7               37.9
50.1 - 60.0                                        106               2.24                    55.8               45.8
60.1 - 70.0                                        115               1.66                    65.4               48.7
70.1 - 80.0                                        119               1.45                    74.4               60.0
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                             116               2.05X                   58.3%              45.7%
========================================================================================================================


Minimum: 10.9%
Maximum: 78.0%
Weighted Average: 58.3%



BALLOON LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT BY           WEIGHTED
                                                                              AGGREGATE               AGGREGATE            AVERAGE
                                                   NUMBER OF               CUT-OFF DATE            CUT-OFF DATE           MORTGAGE
BALLOON LOAN-TO-VALUE RATIO (%)                 MORTGAGE LOANS               BALANCE ($)             BALANCE (%)           RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
0.0 - 10.0                                             27                      120,890,607               10.0              5.824
10.1 - 20.0                                             2                        3,179,207                0.3              6.120
20.1 - 30.0                                            15                       64,868,393                5.4              5.359
30.1 - 40.0                                            20                       65,074,383                5.4              5.866
40.1 - 50.0                                            43                      309,924,986               25.6              5.578
50.1 - 60.0                                            49                      465,061,838               38.4              5.351
60.1 - 70.0                                            19                      181,990,993               15.0              5.759
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                175                   $1,210,990,408              100.0%             5.548%
====================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------
                                                    WEIGHTED                                   WEIGHTED           WEIGHTED
                                                     AVERAGE           WEIGHTED                 AVERAGE            AVERAGE
                                                   REMAINING            AVERAGE              CUT-OFF DATE          BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)                   TERM (MOS.)           DSCR (X)                 LTV (%)            LTV (%)
----------------------------------------------------------------------------------------------------------------------------
0.0 - 10.0                                             179               1.58                    54.2                1.3
10.1 - 20.0                                            116               3.22                    25.7               19.2
20.1 - 30.0                                            132               2.47                    43.2               24.4
30.1 - 40.0                                            111               2.59                    40.9               33.8
40.1 - 50.0                                            123               2.21                    54.0               45.7
50.1 - 60.0                                            103               2.07                    62.2               54.9
60.1 - 70.0                                             89               1.71                    70.9               63.9
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 116               2.05X                   58.3%              45.7%
============================================================================================================================


Minimum: 0.1%
Maximum: 69.4%
Weighted Average: 45.7%


                                                           APPENDIX I
                                                     MORTGAGE POOL INFORMATION


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                FEB-04              FEB-05            FEB-06               FEB-07               FEB-08
------------------------------------------------------------------------------------------------------------------------------
Locked Out                            100.00%             100.00%            93.22%               78.66%               77.02%
Greater of YM and 3.00%                 0.00%               0.00%             0.00%                0.00%                0.33%
Greater of YM and 1.00%                 0.00%               0.00%             6.78%               21.34%               21.73%
Yield Maintenance Total                 0.00%               0.00%             6.78%               21.34%               22.06%
Open                                    0.00%               0.00%             0.00%                0.00%                0.92%
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%             100.00%           100.00%              100.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding       $1,210,990,408      $1,196,009,174    $1,179,628,748       $1,161,193,307       $1,141,174,967
% Initial Pool Balance                100.00%              98.76%            97.41%               95.89%               94.23%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                FEB-09              FEB-10            FEB-11               FEB-12               FEB-13
------------------------------------------------------------------------------------------------------------------------------
Locked Out                             70.92%              70.89%            72.97%               73.05%               70.42%
Greater of YM and 3.00%                 0.36%               0.36%             0.44%                0.44%                0.46%
Greater of YM and 1.00%                28.72%              28.74%            26.59%               26.51%               25.58%
Yield Maintenance Total                29.08%              29.10%            27.03%               26.95%               26.04%
Open                                    0.00%               0.00%             0.00%                0.00%                3.55%
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%             100.00%           100.00%              100.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding       $1,026,297,993      $1,003,184,864      $822,478,534         $798,820,832         $753,288,189
% Initial Pool Balance                 84.75%              82.84%            67.92%               65.96%               62.20%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions                FEB-14              FEB-15            FEB-16               FEB-17               FEB-18
------------------------------------------------------------------------------------------------------------------------------
Locked Out                             78.94%              80.33%            82.31%               85.37%               89.98%
Greater of YM and 3.00%                 0.00%               0.00%             0.00%                0.00%                0.00%
Greater of YM and 1.00%                21.06%              19.67%            17.69%               14.63%               10.02%
Yield Maintenance Total                21.06%              19.67%            17.69%               14.63%               10.02%
Open                                    0.00%               0.00%             0.00%                0.00%                0.00%
------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%             100.00%           100.00%              100.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $100,030,571         $89,115,557       $77,749,946          $66,658,327          $54,900,012
% Initial Pool Balance                  8.26%               7.36%             6.42%                5.50%                4.53%
------------------------------------------------------------------------------------------------------------------------------


Notes:
(1) The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.
(2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance.
(3) DEF/YM1 loans have been modeled as Yield Maintenance.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS


------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE   CMSA        CMSA     MORTGAGE
  LOAN NO. LOAN NO.  PROPERTY NO. LOAN SELLER(1)  PROPERTY NAME(2)
------------------------------------------------------------------------------------------------------------------------------------
               1                  MSMC            GIC Office Portfolio Roll-up
      1                  1-001    MSMC            GIC Office Portfolio - AT&T Corporate Center (I)
      2                  1-002    MSMC            GIC Office Portfolio - USG Building (I)
      3                  1-003    MSMC            GIC Office Portfolio - One Bush Plaza (I)
      4                  1-004    MSMC            GIC Office Portfolio - Greenwich American Center (I)
      5                  1-005    MSMC            GIC Office Portfolio - Cityspire Center (I)
      6                  1-006    MSMC            GIC Office Portfolio - 520 Pike Tower (I)
      7                  1-007    MSMC            GIC Office Portfolio - 595 Market Street (I)
      8                  1-008    MSMC            GIC Office Portfolio - Three Bala Plaza (I)
      9                  1-009    MSMC            GIC Office Portfolio - Plaza East (I)
     10                  1-010    MSMC            GIC Office Portfolio - One Bala Plaza (I)
     11                  1-011    MSMC            GIC Office Portfolio - 40 Broad Street (I)
     12                  1-012    MSMC            GIC Office Portfolio - Two Bala Plaza (I)
     13        2         2-001    MSMC            U.S. Bank Tower
     14        3         3-001    BSCMI           Lakeland Square Mall
     15        4         4-001    BSCMI           Trinity Centre
               5                                  Great Hall Portfolio Roll-up
     16                  5-001    BSCMI           Great Hall Portfolio - Wal-Mart Winston-Salem (II)
     17                  5-002    BSCMI           Great Hall Portfolio - Lowe's Katy (II)
     18                  5-003    BSCMI           Great Hall Portfolio - Lowe's Baytown (II)
     19                  5-004    BSCMI           Great Hall Portfolio - Circuit City Culver City (II)
     20                  5-005    BSCMI           Great Hall Portfolio - Circuit City Highlands (II)
     21                  5-006    BSCMI           Great Hall Portfolio - Circuit City Olympia (II)
     22                  5-007    BSCMI           Great Hall Portfolio - Kroger Grand Prairie (II)
     23        6         6-001    MSMC            Pavilions I
     24        7         7-001    PCF             Gallup Headquarters
     25        8         8-001    JHREF           Galleria Plaza Shopping Center
     26        9         9-001    BSCMI           Carlisle Commons
     27       10        10-001    PCF             1101 15th Street, NW
     28       11        11-001    MSMC            Chandler Gateway Center
     29       12        12-001    WFB             Hudson Mall
     30       13        13-001    MSMC            Regents Medical Center
     31       14        14-001    JHREF           Parker Central Plaza
     32       15        15-001    BSCMI           Faisal Apartment Portfolio
     33       16        16-001    BSCMI           Horizon Marketplace
     34       17        17-001    WFB             Mervyn's Plaza
              18                                  Glenmark & Shellmore Shopping Center Roll-up
     35                 18-001    BSCMI           Glenmark & Shellmore Shopping Center- 901 Venture Drive (III)
     36                 18-002    BSCMI           Glenmark & Shellmore Shopping Center- 766, 774, 778 South Shelmore Boulevard (III)
     37       19        19-001    BSCMI           Highlander Plaza
     38       20        20-001    MSMC            Sherman Oaks Medical Plaza
     39       21        21-001    PCF             Renaissance Manor
     40       22        22-001    PCF             Ravinia Plaza
     41       23        23-001    BSCMI           Highlands Village Center
              24                                  Inland Portfolio Roll-up
     42                 24-001    BSCMI           Inland Portfolio - Bi-Lo Asheville (IV)
     43                 24-002    BSCMI           Inland Portfolio - Bi-Lo Southern Pines (IV)
     44                 24-003    BSCMI           Inland Portfolio - Bi-Lo Sylvania (IV)
     45                 24-004    BSCMI           Inland Portfolio - Eckerd Lawrenceville (IV)
     46       25        25-001    PCF             4042 Garry Avenue
     47       26        26-001    BSCMI           John Deere - Janesville
     48       27        27-001    BSCMI           The Center for Shopping
     49       28        28-001    BSCMI           City Crossing Shopping Center
     50       29        29-001    BSCMI           Costco Plaza
     51       30        30-001    BSCMI           15 Maiden Lane
     52       31        31-001    MSMC            Griffin Portfolio - Santa Barbara (A)
     53       32        32-001    MSMC            Griffin Portfolio - Pasadena (A)
     54       33        33-001    PCF             1717 - 1719 York Road
     55       34        34-001    PCF             Fair Lawn Park Estates
     56       35        35-001    MSMC            435 North Roxbury Drive
              36                                  High Ridge Portfolio Roll-up
     57                 36-001    BSCMI           High Ridge Portfolio - 1203-1211 High Ridge Road (V)
     58                 36-002    BSCMI           High Ridge Portfolio - 1004-1008 High Ridge Road (V)
     59       37        37-001    WFB             Poplar Square Shopping Center
     60       38        38-001    MSMC            Three Stamford Landing
     61       39        39-001    MSMC            Home Depot
     62       40        40-001    WFB             Pines Apartments
     63       41        41-001    WFB             San Gabriel River Parkway Business Center
     64       42        42-001    JHREF           City National Bank Building
     65       43        43-001    MSMC            Santa Clara Square
     66       44        44-001    WFB             Colony Lakes Shopping Center
     67       45        45-001    MSMC            One Stamford Landing
     68       46        46-001    MSMC            26050 Mureau Road
     69       47        47-001    WFB             Great Western Shopping Center
     70       48        48-001    PCF             The Arbors at Wolf Pen Creek
     71       49        49-001    PCF             Lofts at Liberty
     72       50        50-001    BSCMI           Plaza at Westminster
     73       51        51-001    WFB             Bridgeport Retail Center
     74       52        52-001    PCF             Centre Stage At Windward Shopping Center
     75       53        53-001    JHREF           Flags on Mission
     76       54        54-001    MSMC            Sawgrass Commons
     77       55        55-001    WFB             Barnes Canyon Flex Buildings
     78       56        56-001    WFB             Eden Roc Mobile Villa North & South
     79       57        57-001    MSMC            Lincoln Town Center
     80       58        58-001    BSCMI           Old Towne Village
     81       59        59-001    MSMC            Two Stamford Landing
     82       60        60-001    BSCMI           16150 East Stephens Street
     83       61        61-001    BSCMI           Spencer Fair Shopping Center
     84       62        62-001    BSCMI           Montecito Inn
     85       63        63-001    BSCMI           Lewiston Mall
     86       64        64-001    MSMC            Crossroads Plaza Shopping Center
     87       65        65-001    PCF             1501 Luna Road
     88       66        66-001    PCF             Hadley Woods Apartments
     89       67        67-001    WFB             The Towers Office Building
     90       68        68-001    MSMC            115 West 30th Street
     91       69        69-001    PCF             Long Run Plaza Shopping Center
     92       70        70-001    MSMC            Smokey Point Shopping Center
     93       71        71--001   JHREF           Grossmont Medical Arts Building
     94       72        72-001    JHREF           Willow
     95       73        73-001    MSMC            Hampton Inn Fishkill
     96       74        74-001    WFB             Pacific Mesa Industrial Park
     97       75        75-001    PCF             6340 Columbia Park Road
     98       76        76-001    WFB             331-359 Stealth Court (B)
     99       77        77-001    WFB             1372-82 Stealth Street and 343-345 Wright Brothers (B)
     100      78        78-001    PCF             Madison Arms Apartments
     101      79        79-001    JHREF           1201 East Lexington Avenue
     102      80        80-001    JHREF           Shoemaker
     103      81        81-001    BSCMI           2041-2047 Holland Avenue
     104      82        82-001    BSCMI           420 East 11th Street
     105      83        83-001    MSMC            Northeast Retail - Nashua
     106      84        84-001    WFB             Arcadia/210 Self Storage
     107      85        85-001    PCF             MacArthur Susan Industrial Park
     108      86        86-001    BSCMI           15826 North Scottsdale Road
     109      87        87-001    PCF             Publix @ St. Andrews Shopping Center
     110      88        88-001    JHREF           Trendsetter Retail Center
     111      89        89-001    PCF             Northfield Townhomes
     112      90        90-001    BSCMI           Cordova Arms Apartments
     113      91        91-001    MSMC            Agnes B Building
     114      92        92-001    WFB             Antelope Self Storage
     115      93        93-001    PCF             173 South Main Street
     116      94        94-001    WFB             Oshkosh Center
     117      95        95-001    MSMC            Northeast Retail - Saugus
     118      96        96-001    BSCMI           Oak Knoll North
     119      97        97-001    WFB             Stockdale Fashion Plaza
     120      98        98-001    WFB             Ridgetop Apartments (C)
     121      99        99-001    WFB             Queen Anne Apartments (C)
     122      100       100-001   PCF             7925 West North Avenue
     123      101       101-001   PCF             Village Green Commons
     124      102       102-001   MSMC            Northeast Retail - Stoughton
     125      103       103-001   JHREF           Crowther
     126      104       104-001   BSCMI           Carrollon Manor Apts
     127      105       105-001   WFB             9401-9421 Winnetka Avenue
     128      106       106-001   WFB             Tahitian Apartments
     129      107       107-001   WFB             Walgreens Lake Mead
     130      108       108-001   WFB             Walgreens at 35th & West Camelback
     131      109       109-001   BSCMI           Two Paragon Centre
     132      110       110-001   BSCMI           College Hall Apartments
     133      111       111-001   WFB             Extra Space Storage Riverside
     134      112       112-001   WFB             Eckerds, Grand Prairie, TX
     135      113       113-001   MSMC            Chino Hills Plaza
     136      114       114-001   MSMC            Cranberry Crossings
     137      115       115-001   WFB             A-American Rosamond Self Storage
     138      116       116-001   WFB             Rainbow Village Shopping Center
     139      117       117-001   WFB             Brickcourt Office Building
     140      118       118-001   BSCMI           Eckerd's North Plainfield
     141      119       119-001   BSCMI           Eckerd's Lacy Township
     142      120       120-001   BSCMI           Eckerd's Downingtown
     143      121       121-001   WFB             Oquendo Properties
     144      122       122-001   WFB             60 Garden Court
     145      123       123-001   WFB             Alamo Self Storage
     146      124       124-001   BSCMI           9th & Main Street
     147      125       125-001   WFB             980 Knox Street Industrial
     148      126       126-001   PCF             The Village at Trickum Shopping Center
     149      127       127-001   WFB             Thor Industrial Building
     150      128       128-001   WFB             2920 E. Chambers
     151      129       129-001   WFB             2001 Van Ness Avenue
     152      130       130-001   WFB             Baypoint Shoreline Apartments
     153      131       131-001   MSMC            Northeast Retail - Orange
     154      132       132-001   JHREF           Circuit City
     155      133       133-001   WFB             Royal Plaza Building
     156      134       134-001   MSMC            Sterling Business Park
     157      135       135-001   WFB             A-American Bakersfield Hughes
     158      136       136-001   WFB             Walgreens 2808 North Gessner
     159      137       137-001   WFB             Fountain Creek Apartments
     160      138       138-001   WFB             Duarte Industrial
     161      139       139-001   WFB             Outlook Apartments
     162      140       140-001   BSCMI           4000 North Federal Highway Office
     163      141       141-001   MSMC            Five Stamford Landing
     164      142       142-001   PCF             845-855 W. North Avenue
     165      143       143-001   PCF             Concorida Woodlawn Retail Center
     166      144       144-001   WFB             727, 745, and 751 Monterey Pass Road
     167      145       145-001   WFB             Dominion Oaks Center
     168      146       146-001   WFB             The Shops at Plum Creek
     169      147       147-001   WFB             Power Guard Self-Storage (Extra Space)
     170      148       148-001   WFB             381-391 S. Lexington Drive
     171      149       149-001   WFB             Waters Edge Apartments
     172      150       150-001   PCF             1401 Chain Bridge Road
     173      151       151-001   JHREF           2071-2095 San Joaquin Hills Road
     174      152       152-001   JHREF           2101-2131 San Joaquin Hills Road
     175      153       153-001   WFB             Colima Linda Apartments
     176      154       154-001   WFB             Pacific Plaza I & II
     177      155       155-001   WFB             The Vineyard Center
     178      156       156-001   JHREF           270 Newport Center Drive
     179      157       157-001   WFB             Twin Oaks MHC
     180      158       158-001   WFB             PetsMart - Orem
     181      159       159-001   WFB             Patricia Village Apartments
     182      160       160-001   PCF             9510 Atlantic Boulevard
     183      161       161-001   WFB             Union City Self Storage
     184      162       162-001   WFB             Space Place Self-Storage
     185      163       163-001   WFB             Riata Ranch Shopping Center
     186      164       164-001   WFB             Mariners View Apartments
     187      165       165-001   WFB             Falcon Field Business Park
     188      166       166-001   WFB             Pacific Pride Baking Company
     189      167       167-001   WFB             6464 Hollister Avenue
     190      168       168-001   WFB             Ramona Avenue
     191      169       169-001   WFB             Homestead Apartments
     192      170       170-001   WFB             Villa De Flores Apartments
     193      171       171-001   WFB             Warehouse Way
     194      172       172-001   PCF             Falls Church Warehouse
     195      173       173-001   PCF             Monaco Shops
     196      174       174-001   WFB             The Veranda Apts
     197      175       175-001   WFB             Walgreens Kent

                                                  TOTALS AND WEIGHTED AVERAGES:






------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE
  LOAN NO. STREET ADDRESS                                                                                     CITY
------------------------------------------------------------------------------------------------------------------------------------
      1    227 West Monroe Street                                                                             Chicago
      2    222 West Adams Street                                                                              Chicago
      3    1 Bush Street                                                                                      San Francisco
      4    1 American Way                                                                                     Greenwich
      5    156 West 56th Street                                                                               New York
      6    520 Pike Street                                                                                    Seattle
      7    595 Market Street                                                                                  San Francisco
      8    251 St. Asaphs Road                                                                                Bala Cynwyd
      9    330 E. Kilbourn Avenue                                                                             Milwaukee
     10    231 St. Asaphs Road                                                                                Bala Cynwyd
     11    40 Broad Street                                                                                    New York
     12    333 East City Avenue                                                                               Bala Cynwyd
     13    633 West Fifth Street                                                                              Los Angeles
     14    3800 US Highway 98 North                                                                           Lakeland
     15    111 and 115 Broadway                                                                               New York

     16    4550 Kester Mill Road                                                                              Winston-Salem
     17    19935 Katy Freeway                                                                                 Katy
     18    5002 Garth Road                                                                                    Baytown
     19    5660 Sepulveda Blvd                                                                                Culver City
     20    8575 South Quebec Street                                                                           Highlands Ranch
     21    2815 Capital Mall Drive                                                                            Olympia
     22    2525 West Interstate Highway 20                                                                    Grand Prairie
     23    Indian Bend Road                                                                                   Scottsdale
     24    1001 Gallup Drive                                                                                  Omaha
     25    13710 Dallas Parkway                                                                               Dallas
     26    20-220 Noble Boulevard                                                                             Carlisle
     27    1101 15th Street, NW                                                                               Washington
     28    3460 West Chandler Boulevard                                                                       Chandler
     29    701 Route 440                                                                                      Jersey City
     30    4150 Regents Park Row                                                                              San Diego
     31    3300-3308 North Central Expressway                                                                 Plano
     32    Gordon, Babcock, Warren, Harvard, Shawmut & Gibbs                                                  Boston/Brookline
     33    10600-10652 South Eastern Avenue                                                                   Henderson
     34    300 Walnut Street                                                                                  Redwood City

     35    901 Venture Drive                                                                                  Morgantown
     36    766, 774, 778 South Shelmore Boulevard                                                             Mt. Pleasant
     37    1 and 2 Traders Way                                                                                Salem
     38    4955 Van Nuys Boulevard                                                                            Sherman Oaks
     39    700 Lisa Place                                                                                     North Brunswick
     40    15150-15260 LaGrange Road                                                                          Orland Park
     41    548 Allen Road                                                                                     Basking Ridge

     42    511 Smokey Park Highway                                                                            Asheville
     43    10564 US Highway #15 501                                                                           Southern Pines
     44    1129 West Ogeechee Street                                                                          Sylvania
     45    1545 Lawrenceville Highway                                                                         Lawrenceville
     46    4042 Garry Avenue                                                                                  Santa Ana
     47    2900 Beloit Road                                                                                   Janesville
     48    1364 Main Street                                                                                   Sanford
     49    2620-2624 Watson Blvd                                                                              Warner Robins
     50    9919 Pulaski Highway                                                                               White Marsh
     51    15 Maiden Lane                                                                                     New York
     52    3760 & 3768 State Street                                                                           Santa Barbara
     53    132-134 Colorado & 133 Miller Alley                                                                Pasadena
     54    1717 - 1719 York Road                                                                              Lutherville
     55    14-01 to 19-74 Chandler Drive, 20-02 to 20-28 Carlton Place, 20-02 to 20-44 Calyne Drive           Fair Lawn
     56    435 North Roxbury Drive                                                                            Beverly Hills

     57    1203-1211 High Ridge Road                                                                          Stamford
     58    1004-1008 High Ridge Road                                                                          Stamford
     59    2300-2380 Poplar Drive                                                                             Medford
     60    46 Southfield Avenue                                                                               Stamford
     61    7015 East Telegraph Road                                                                           Commerce
     62    3340 Topaz Lane                                                                                    Fullerton
     63    3619-3735 San Gabriel River Parkway                                                                Pico Rivera
     64    11 Golden Shore Street                                                                             Long Beach
     65    15, 35, 45, 65 Division Avenue                                                                     Eugene
     66    6102-6266 Hwy. 6 South                                                                             Missouri City
     67    62 Southfield Avenue                                                                               Stamford
     68    26050 Mureau Road                                                                                  Calabasas
     69    192 N. Wilson Road                                                                                 Columbus
     70    301 Holleman Drive East                                                                            College Station
     71    1600-1602 Chestnut Street                                                                          Philadelphia
     72    8801-9301 Harlan Street                                                                            Westminster
     73    16800 SW 72nd Avenue                                                                               Tigard
     74    5230-5250 Windward Parkway                                                                         Alpharetta
     75    1527 Mission Avenue                                                                                Oceanside
     76    12901 W Sunrise Boulevard                                                                          Sunrise
     77    10121 & 10151 Barnes Canyon Road                                                                   San Diego
     78    322 North Lyon Avenue & 1525 West Oakland Avenue                                                   Hemet
     79    1501 Woodlawn Road                                                                                 Lincoln
     80    10 Old Town Road                                                                                   Ayer
     81    68 Southfield Avenue                                                                               Stamford
     82    16150 East Stephens Street                                                                         City of Industry
     83    62-72 West Main Street                                                                             Spencer
     84    1295 Coast Village Road                                                                            Santa Barbara
     85    20 East Avenue                                                                                     Lewiston
     86    1700 East Elliot Road                                                                              Tempe
     87    1501 Luna Road                                                                                     Carrollton
     88    101-618 Dillion Court                                                                              North Brunswick
     89    294 Green Valley Road                                                                              Watsonville
     90    115 West 30th Street                                                                               New York
     91    13406-13422 Archer Avenue                                                                          Lemont
     92    3131 Smokey Point Drive                                                                            Arlington
     93    8851 Center Drive                                                                                  La Mesa
     94    2131 West Willow Street                                                                            Long Beach
     95    544 Route 9                                                                                        Fishkill
     96    670 West 17th Street                                                                               Costa Mesa
     97    6340 Columbia Park Road                                                                            Landover
     98    331-359 Stealth Court                                                                              Livermore
     99    1372-82 Stealth Street and 343-345 Wright Brothers Avenue                                          Livermore
     100   105 Rellim Drive                                                                                   Old Bridge
     101   1201 East Lexington Avenue                                                                         Pomona
     102   16290-16300 Shoemaker Avenue                                                                       Cerritos
     103   2041-2047 Holland Avenue                                                                           Bronx
     104   420 East 11th Street                                                                               Los Angeles
     105   283 Daniel Webster Highway                                                                         Nashua
     106   324 North Second Avenue                                                                            Arcadia
     107   3300-3422 W. MacArthur Blvd., 3400-3510 S. Susan St., and 3407-3415 Lake Center Dr.                Santa Ana
     108   15826 North Scottsdale Road                                                                        Scottsdale
     109   5455-5489 NW St. James Boulevard                                                                   Port St. Lucie
     110   15665-15689 San Pedro Avenue                                                                       San Antonio
     111   595 Northfield Avenue                                                                              West Orange
     112   1401 South East 15th Street                                                                        Ft. Lauderdale
     113   100-108 North Robertson Boulevard                                                                  Los Angeles
     114   5754 Antelope Road                                                                                 Sacramento
     115   173 South Main Street                                                                              Alpharetta
     116   1935-1989 South Koeller Street                                                                     Oshkosh
     117   263 Broadway                                                                                       Saugus
     118   1145 East Clark Avenue                                                                             Orcutt
     119   4703-5051 Stockdale Highway                                                                        Bakersfield
     120   7201 Bruner Street                                                                                 Pensacola
     121   200 Dobson Avenue                                                                                  Bay Minette
     122   7925 West North Avenue                                                                             River Forest
     123   565 A, B, C Village Green Drive                                                                    Gallatin
     124   601 Technology Center Drive                                                                        Stoughton
     125   190 West Crowther Avenue                                                                           Placentia
     126   8621 Annapolis Road                                                                                New Carrollton
     127   9401, 9411 & 9421 Winnetka Avenue                                                                  Chatsworth
     128   6739 El Colegio Road                                                                               Goleta
     129   6650 E. Lake Mead Boulevard                                                                        Las Vegas
     130   3502 West Camelback Road                                                                           Phoenix
     131   2343 Alexandria Drive                                                                              Lexington
     132   801 Montgomery Avenue                                                                              Bryn Mawr
     133   5910 Mission Blvd                                                                                  Riverside
     134   810 West Pioneer Parkway                                                                           Grand Prairie
     135   3410 Grand Avenue                                                                                  Chino Hills
     136   10 St. Francis Way                                                                                 Cranberry Township
     137   1616 Rosamond Boulevard                                                                            Rosamond
     138   11401 - 11435 North Dale Mabry Highway                                                             Tampa
     139   20350 Ventura Boulevard                                                                            Woodland Hills
     140   1023 NJ Route 22 West                                                                              North Plainfield
     141   107-109 Main Street                                                                                Forked River
     142   101 Wallace Avenue                                                                                 Downingtown
     143   5030 West Oquendo Road                                                                             Las Vegas
     144   60 Garden Court                                                                                    Monterey
     145   17324 S. Broadway                                                                                  Carson
     146   834-856 South Main Street                                                                          Los Angeles
     147   980 Knox Street                                                                                    Torrance
     148   12035 Highway 92                                                                                   Woodstock
     149   14255 Elsworth Street                                                                              Moreno Valley
     150   2920 E. Chambers Street                                                                            Phoenix
     151   2001 Van Ness Avenue                                                                               San Francisco
     152   1900 St. Louis Ave.                                                                                Duluth
     153   515 Boston Post Road                                                                               Orange
     154   1407-1421 West Chapman Avenue                                                                      Orange
     155   3401-3407 W. 6th Street                                                                            Los Angeles
     156   5321-5329 S. Cameron Street                                                                        Las Vegas
     157   4242 Hughes Lane                                                                                   Bakersfield
     158   2808 North Gessner Road                                                                            Houston
     159   3710-3750 East Fountain Street                                                                     Long Beach
     160   1700-1790 Evergreen Street, 1715-1735 Business Center Drive and 1525 Highland Avenue               Duarte
     161   234 E. 15th Avenue                                                                                 Anchorage
     162   4000 North Federal Highway                                                                         Boca Raton
     163   78 Southfield Avenue                                                                               Stamford
     164   845-855 W. North Avenue                                                                            Chicago
     165   1197-1199 Johnson Ferry Road                                                                       Marietta
     166   727, 745, and 751 Monterey Pass Road                                                               Monterey Park
     167   805-955 Garden of the Gods Road                                                                    Colorado Springs
     168   313 South Wilcox Street                                                                            Castle Rock
     169   6840 E. Madero Avenue                                                                              Mesa
     170   381-391 S. Lexington Drive                                                                         Folsom
     171   5959 Riverside Boulevard                                                                           Sacramento
     172   1401 Chain Bridge Road                                                                             McLean
     173   2071-2095 San Joaquin Hills Road                                                                   Newport Beach
     174   2101-2131 San Joaquin Hills Road                                                                   Newport Beach
     175   7575 Linda Vista Road                                                                              San Diego
     176   1531-1585 North Pacific Hwy                                                                        Woodburn
     177   18870 Sonoma Highway                                                                               Sonoma
     178   270 Newport Center Drive                                                                           Newport Beach
     179   3113 S. 83rd Street                                                                                Lakewood
     180   70 West 1300 South Street                                                                          Orem
     181   1561-1573 Patricia Avenue                                                                          Simi Valley
     182   9510 Atlantic Boulevard                                                                            Jacksonville
     183   4905 Jonesboro Road                                                                                Union City
     184   825 W. Avenue L-12                                                                                 Lancaster
     185   10730 Barker Cypress Road                                                                          Cypress
     186   726 O Place                                                                                        Anchorage
     187   3321-3343 North Reseda Street                                                                      Mesa
     188   12650 Brookprinter Place                                                                           Poway
     189   6464 Hollister Avenue                                                                              Goleta
     190   3443-3473 Ramona Avenue                                                                            Sacramento
     191   950-1010 E. Holly Street, 951-1017 E. Holly Street, 961-1021 E. Lewis Street                       Boise
     192   7707 Mission Gorge Road                                                                            San Diego
     193   5401 and 5451 Warehouse Way                                                                        Sacramento
     194   435 North Maple Avenue                                                                             Falls Church
     195   6366 East Evans Avenue                                                                             Denver
     196   9800 Montana Ave.                                                                                  El Paso
     197   27112 132nd Avenue SE                                                                              Kent






--------------------------------------------------------------------------------------------------------------
  MORTGAGE
  LOAN NO.   STATE     ZIP CODE   PROPERTY TYPE                           PROPERTY SUB-TYPE
--------------------------------------------------------------------------------------------------------------
      1      IL          60606    Office                                  Urban
      2      IL          60606    Office                                  Urban
      3      CA          94104    Office                                  Urban
      4      CT          06831    Office                                  Suburban
      5      NY          10019    Office                                  Urban
      6      WA          98101    Office                                  Urban
      7      CA          94105    Office                                  Urban
      8      PA          19004    Office                                  Suburban
      9      WI          53202    Office                                  Urban
     10      PA          19004    Office                                  Suburban
     11      NY          10004    Office                                  Urban
     12      PA          19004    Office                                  Suburban
     13      CA          90071    Office                                  Urban
     14      FL          33809    Retail                                  Anchored
     15      NY          10006    Office                                  Urban

     16      NC          27103    Retail                                  Anchored
     17      TX          77094    Retail                                  Anchored
     18      TX          77521    Retail                                  Anchored
     19      CA          90230    Retail                                  Anchored
     20      CO          80130    Retail                                  Anchored
     21      WA          98502    Retail                                  Anchored
     22      TX          75052    Retail                                  Anchored
     23      AZ          85250    Retail                                  Anchored
     24      NE          68102    Office                                  Suburban
     25      TX          75240    Retail                                  Anchored
     26      PA          17013    Retail                                  Anchored
     27      DC          20005    Office                                  Urban
     28      AZ          85224    Retail                                  Anchored
     29      NJ          07304    Retail                                  Anchored
     30      CA          92037    Office                                  Medical
     31      TX          75074    Retail                                  Anchored
     32      MA         Various   Multifamily                             Urban
     33      NV          89052    Retail                                  Anchored
     34      CA          94063    Retail                                  Anchored

     35      WV          26508    Retail                                  Anchored
     36      SC          29464    Retail                                  Anchored
     37      MA          01970    Retail                                  Anchored
     38      CA          91403    Office                                  Medical
     39      NJ          08092    Multifamily                             Garden
     40      IL          60462    Retail                                  Anchored
     41      NJ          07920    Retail                                  Anchored

     42      NC          28806    Retail                                  Anchored
     43      NC          28387    Retail                                  Anchored
     44      GA          30467    Retail                                  Anchored
     45      GA          30044    Retail                                  Free Standing
     46      CA          92704    Industrial                              Light Industrial
     47      WI          53546    Industrial                              Warehouse
     48      ME          04073    Retail                                  Anchored
     49      GA          31093    Retail                                  Anchored
     50      MD          21220    Retail                                  Anchored
     51      NY          10038    Office                                  Urban
     52      CA          93105    Office                                  Suburban
     53      CA          91105    Mixed Use                               Office/Retail
     54      MD          21093    Retail                                  Anchored
     55      NJ          07410    Multifamily                             Garden
     56      CA          90210    Office                                  Medical

     57      CT          06905    Retail                                  Unanchored
     58      CT          06905    Retail                                  Unanchored
     59      OR          97504    Retail                                  Shadow Anchored
     60      CT          06905    Office                                  Suburban
     61      CA          90040    Retail                                  Big Box
     62      CA          92831    Multifamily                             Garden
     63      CA          90660    Industrial                              Light Industrial
     64      CA          90802    Office                                  Suburban
     65      OR          97404    Retail                                  Anchored
     66      TX          77459    Retail                                  Anchored
     67      CT          06905    Office                                  Suburban
     68      CA          91302    Office                                  Suburban
     69      OH          43204    Retail                                  Anchored
     70      TX          77840    Multifamily                             Garden
     71      PA          19103    Multifamily                             Mid-Rise
     72      CO          80031    Retail                                  Unanchored
     73      OR          97224    Retail                                  Big Box
     74      GA          30004    Retail                                  Shadow Anchored
     75      CA          92054    Retail                                  Anchored
     76      FL          33323    Retail                                  Anchored
     77      CA          92121    Industrial                              Flex Industrial
     78      CA          92543    Manufactured Housing Community          Manufactured Housing Community
     79      IL          62656    Retail                                  Anchored
     80      MA          01432    Multifamily                             Garden
     81      CT          06905    Office                                  Suburban
     82      CA          91745    Industrial                              Warehouse
     83      MA          01562    Retail                                  Anchored
     84      CA          93108    Hospitality                             Full-Service
     85      ME          04240    Retail                                  Anchored
     86      AZ          85283    Retail                                  Unanchored
     87      TX          75006    Industrial                              Flex Industrial
     88      NJ          08902    Multifamily                             Garden
     89      CA          95076    Office                                  Suburban
     90      NY          10001    Office                                  Urban
     91      IL          60439    Retail                                  Shadow Anchored
     92      WA          98223    Retail                                  Anchored
     93      CA          91942    Office                                  Medical
     94      CA          90810    Industrial                              Warehouse
     95      NY          12524    Hospitality                             Limited-Service
     96      CA          92627    Mixed Use                               Mixed Use
     97      MD          20785    Industrial                              Warehouse
     98      CA          94551    Industrial                              Flex Industrial
     99      CA          94551    Industrial                              Flex Industrial
     100     NJ          08857    Multifamily                             Garden
     101     CA          91766    Industrial                              Light Industrial
     102     CA          90703    Industrial                              Warehouse
     103     NY          10462    Multifamily                             Mid-Rise
     104     CA          90015    Retail                                  Unanchored
     105     NH          03060    Retail                                  Free Standing
     106     CA          91006    Self Storage                            Self Storage
     107     CA          92704    Industrial                              Light Industrial
     108     AZ          85254    Retail                                  Free Standing
     109     FL          34983    Retail                                  Anchored
     110     TX          78232    Retail                                  Unanchored
     111     NJ          07052    Multifamily                             Garden
     112     FL          33316    Multifamily                             Garden
     113     CA          90048    Retail                                  Unanchored
     114     CA          95842    Self Storage                            Self Storage
     115     GA          30004    Retail                                  Free Standing
     116     WI          54902    Retail                                  Shadow Anchored
     117     MA          01906    Retail                                  Free Standing
     118     CA          93455    Retail                                  Anchored
     119     CA          93309    Retail                                  Shadow Anchored
     120     FL          32526    Multifamily                             Garden
     121     AL          36507    Multifamily                             Garden
     122     IL          60305    Retail                                  Free Standing
     123     TN          37066    Retail                                  Shadow Anchored
     124     MA          02072    Retail                                  Free Standing
     125     CA          92870    Industrial                              Warehouse
     126     MD          20784    Multifamily                             Garden
     127     CA          91311    Industrial                              Warehouse
     128     CA          93117    Multifamily                             Garden
     129     NV          89156    Retail                                  Big Box
     130     AZ          85019    Retail                                  Big Box
     131     KY          40504    Office                                  Suburban
     132     PA          19010    Multifamily                             Garden
     133     CA          92509    Self Storage                            Self Storage
     134     TX          75051    Retail                                  Big Box
     135     CA          91709    Retail                                  Unanchored
     136     PA          16066    Retail                                  Unanchored
     137     CA          93560    Self Storage                            Self Storage
     138     FL          33618    Retail                                  Unanchored
     139     CA          91364    Office                                  Suburban
     140     NJ          07060    Retail                                  Anchored
     141     NJ          08731    Retail                                  Anchored
     142     PA          19335    Retail                                  Anchored
     143     NV          89118    Industrial                              Light Industrial
     144     CA          93940    Office                                  Suburban
     145     CA          90248    Self Storage                            Self Storage
     146     CA          90014    Other                                   Parking Lot
     147     CA          90502    Industrial                              Warehouse
     148     GA          30188    Retail                                  Unanchored
     149     CA          92553    Industrial                              Warehouse
     150     AZ          85040    Industrial                              Light Industrial
     151     CA          94109    Mixed Use                               Office/Retail
     152     MN          55802    Multifamily                             Mid-Rise
     153     CT          06477    Retail                                  Free Standing
     154     CA          92868    Retail                                  Anchored
     155     CA          90020    Mixed Use                               Office/Retail
     156     NV          89118    Industrial                              Flex Industrial
     157     CA          93304    Self Storage                            Self Storage
     158     TX          77080    Retail                                  Big Box
     159     CA          90804    Multifamily                             Garden
     160     CA          91010    Industrial                              Warehouse
     161     AK          99501    Multifamily                             Mid-Rise
     162     FL          33431    Office                                  Suburban
     163     CT          06905    Office                                  Suburban
     164     IL          60622    Retail                                  Specialty
     165     GA          30068    Retail                                  Shadow Anchored
     166     CA          91754    Industrial                              Light Industrial
     167     CO          80907    Industrial                              Light Industrial
     168     CO          80104    Retail                                  Shadow Anchored
     169     AZ          85208    Self Storage                            Self Storage
     170     CA          95630    Office                                  Urban
     171     CA          95831    Multifamily                             Low-Rise
     172     VA          22101    Mixed Use                               Office/Retail
     173     CA          92660    Office                                  Suburban
     174     CA          92660    Office                                  Suburban
     175     CA          92111    Multifamily                             Garden
     176     OR          97071    Mixed Use                               Office/Retail
     177     CA          95476    Retail                                  Unanchored
     178     CA          92660    Office                                  Suburban
     179     WA          98499    Manufactured Housing Community          Manufactured Housing Community
     180     UT          84058    Retail                                  Big Box
     181     CA          93065    Multifamily                             Garden
     182     FL          32225    Retail                                  Unanchored
     183     GA          30291    Self Storage                            Self Storage
     184     CA          93534    Self Storage                            Self Storage
     185     TX          77433    Retail                                  Unanchored
     186     AK          99501    Multifamily                             Mid-Rise
     187     AZ          85215    Industrial                              Light Industrial
     188     CA          92064    Industrial                              Warehouse
     189     CA          93117    Industrial                              Flex Industrial
     190     CA          95826    Industrial                              Flex Industrial
     191     ID          83712    Multifamily                             Garden
     192     CA          92120    Multifamily                             Garden
     193     CA          95826    Industrial                              Warehouse
     194     VA          22046    Industrial                              Warehouse
     195     CO          80222    Retail                                  Shadow Anchored
     196     TX          79925    Multifamily                             Garden
     197     WA          98042    Retail                                  Big Box






------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                                                                                 PERCENT     PERCENT LEASED
  LOAN NO.  UNITS/SF(3)                 YEAR BUILT                  YEAR RENOVATED        LEASED(4)     AS OF DATE(4)
------------------------------------------------------------------------------------------------------------------------
      1          1,547,337                 1989                           NAP                97.7%       12/01/2003
      2            928,141                 1992                           NAP               100.0%       12/01/2003
      3            327,254                 1959                       1988 - 1990            96.5%       12/01/2003
      4            595,648                 1970                           NAP                80.6%       12/01/2003
      5            342,811                 1987                           NAP                93.9%       12/01/2003
      6            376,295                 1983                           NAP                77.6%       12/01/2003
      7            416,909                 1979                           NAP                81.1%       12/01/2003
      8            373,745                 1982                           NAP                93.6%       12/01/2003
      9            473,597              1982 / 1984                       NAP                79.1%       12/01/2003
     10            365,282                 1967                           NAP                99.4%       12/01/2003
     11            284,183                 1984                           NAP                79.4%       12/01/2003
     12            358,669                 1969                           NAP                88.5%       12/01/2003
     13          1,421,657              1989 - 1990                       NAP                90.5%       09/30/2003
     14            392,706                 1988                       2002 - 2003            93.4%       09/16/2003
     15            845,765              1905 / 1907                      2000                81.4%       10/03/2003

     16            204,931                 1996                           NAP               100.0%       11/01/2003
     17            131,644                 1997                           NAP               100.0%       11/01/2003
     18            125,357                 1995                           NAP               100.0%       11/01/2003
     19             32,873                 1996                           NAP               100.0%       11/01/2003
     20             43,480                 1995                           NAP               100.0%       11/01/2003
     21             35,776                 1995                           NAP               100.0%       11/01/2003
     22             64,522                 1997                           NAP               100.0%       11/01/2003
     23            565,282              1988 - 1990                       NAP                92.5%       10/31/2003
     24            295,606                 2003                           NAP               100.0%       10/13/2003
     25            168,049              1996 / 1999                       NAP               100.0%       06/01/2003
     26            395,374                 1960                       2002 / 2003            99.7%       12/17/2003
     27            163,748                 1973                          1999               100.0%       10/16/2003
     28            257,420                 2002                           NAP                95.3%       12/05/2003
     29            361,493                 1967                       1999 - 2000            97.5%       07/31/2003
     30             66,967                 1989                           NAP                92.8%       12/17/2003
     31            153,044              1996 - 1997                       NAP               100.0%       10/31/2003
     32                116              1899 - 1940                      2003                95.7%       09/01/2003
     33            155,668                 1999                           NAP               100.0%       11/18/2003
     34            156,127                 1978                           NAP               100.0%       09/08/2003

     35            122,375              1999 - 2002                       NAP               100.0%       09/11/2003
     36             64,368                 2002                           NAP               100.0%       09/30/2003
     37            161,649   1980 / 1989 - 1990 / 1992 - 1996            1999               100.0%       11/06/2003
     38             68,994                 1969                          1994                99.7%       08/01/2003
     39                184              2002 - 2003                       NAP                98.4%       10/24/2003
     40            101,802                 1989                           NAP                98.0%       09/03/2003
     41             60,438                 2000                           NAP               100.0%       10/01/2003

     42             54,319                 2002                           NAP                97.4%       09/30/2003
     43             57,404                 2002                           NAP                88.5%       09/30/2003
     44             36,000                 2003                           NAP               100.0%       11/01/2003
     45              9,504                 1996                           NAP               100.0%       11/01/2003
     46            190,329                 2003                           NAP               100.0%       11/12/2003
     47            489,219                 2002                           NAP               100.0%       11/01/2003
     48            202,159                 1989                           NAP                91.5%       10/15/2003
     49            191,033              2001 - 2002                       NAP                98.2%       09/30/2003
     50            209,831                 1987                           NAP               100.0%       09/02/2003
     51            140,204                 1908                          2003                89.5%       10/31/2003
     52             25,650                 1968                          1998               100.0%       10/01/2003
     53             12,390                 1920                          1985               100.0%       10/01/2003
     54             60,000                 1998                           NAP               100.0%       09/19/2003
     55                420              1948 - 1950                   1999 - 2003            98.1%       09/18/2003
     56             42,654                 1956                          1983                99.7%       09/30/2003

     57             36,530                 1964                          1998               100.0%       10/06/2003
     58             17,411                 1986                           NAP               100.0%       10/06/2003
     59            113,583                 1984                          2002                94.7%       10/02/2003
     60             57,851                 1989                           NAP                94.9%       09/01/2003
     61            107,714                 1994                           NAP               100.0%       09/05/2003
     62                229                 1970                          2003                95.6%       08/06/2003
     63            158,523              1976 - 1978                      2003                91.3%       10/01/2003
     64            103,888                 1982                           NAP                89.2%       10/06/2003
     65            103,047                 1984                           NAP                99.0%       09/25/2003
     66            102,263              1998 / 2003                       NAP                81.1%       09/23/2003
     67             72,746                 1901                          1985                93.9%       09/01/2003
     68             46,843                 1998                           NAP               100.0%       09/30/2003
     69            342,733                 1955                          1995                85.1%       10/29/2003
     70                172                 1996                           NAP                99.4%       09/30/2003
     71                 54                 1925                       2001 - 2002           100.0%       10/07/2003
     72             97,469                 1986                       2000 / 2001            85.1%       10/29/2003
     73             68,187              1996 - 1997                       NAP               100.0%       09/24/2003
     74             29,707                 2003                           NAP               100.0%       11/25/2003
     75            107,676                 1972                          1999               100.0%       09/02/2003
     76             44,504                 1994                           NAP               100.0%       09/01/2003
     77            106,880                 1986                           NAP               100.0%       10/21/2003
     78                268              1969 / 1983                       NAP                98.9%       09/01/2003
     79            150,905                 1990                           NAP               100.0%       11/25/2003
     80                120                 1968                          1999                94.2%       10/31/2003
     81             59,483                 1901                          1985                85.8%       09/01/2003
     82            177,356                 1978                       1994 / 2001           100.0%       11/01/2003
     83             79,698                 1970                          1995               100.0%       07/24/2003
     84                 61                 1928                          1989                88.9%       05/31/2003
     85            180,355                 1964                          1994                99.5%       07/01/2003
     86             89,481                 1985                           NAP                89.2%       08/31/2003
     87             58,989                 1988                           NAP               100.0%       11/14/2003
     88                108                 1998                           NAP                93.5%       11/25/2003
     89            112,220                 1965                          1999                97.9%       10/13/2003
     90            131,175                 1912                           NAP               100.0%       08/01/2003
     91             67,299                 2000                           NAP                97.9%       10/23/2003
     92             85,381                 1978                          1999                95.5%       12/01/2003
     93             70,042                 1987                           NAP                92.4%       09/01/2003
     94            198,089                 1978                           NAP               100.0%       10/03/2003
     95                 99                 1998                           NAP                76.5%       09/30/2003
     96            106,253          1973 - 1974 / 1986                    NAP               100.0%       09/30/2003
     97            101,362                 1991                           NAP               100.0%       09/26/2003
     98             42,235                 2003                           NAP               100.0%       10/23/2003
     99             34,684              2000 - 2001                       NAP               100.0%       10/23/2003
     100               188                 1960                           NAP                96.3%       11/03/2003
     101           244,998              1946 - 1996                       NAP               100.0%       08/05/2003
     102           147,860                 1977                           NAP               100.0%       10/03/2003
     103               172                 1928                       Mid-1980's             96.5%       09/09/2003
     104            26,970                 1991                           NAP                97.6%       10/10/2003
     105            44,100                 1998                           NAP               100.0%       10/01/2003
     106           102,494                 2001                           NAP                78.4%       09/24/2003
     107           212,324          1976 / 1978 / 1979                    NAP               100.0%       09/18/2003
     108            31,313                 2000                           NAP               100.0%       10/24/2003
     109            65,271              2002 / 2003                       NAP                93.6%       11/14/2003
     110            54,570                 1981                           NAP                92.4%       09/22/2003
     111               103                 1955                          2002                95.1%       11/19/2003
     112                58                 1964                           NAP               100.0%       10/28/2003
     113             7,580                 1957                           NAP               100.0%       11/01/2003
     114            85,275                 1985                          2002                92.8%       09/08/2003
     115            14,490                 2003                           NAP               100.0%       08/19/2003
     116            47,000                 1995                           NAP                94.9%       10/09/2003
     117            38,500                 1994                           NAP               100.0%       10/01/2003
     118            94,112                 1963                          1985               100.0%       11/13/2003
     119            57,740              1970 / 1978                      1994               100.0%       09/24/2003
     120                80                 1980                          1999                96.3%       09/16/2003
     121                68              1975 / 1979                      1999                97.1%       09/16/2003
     122            10,880                 2003                           NAP               100.0%       08/26/2003
     123            81,535                 2003                           NAP               100.0%       09/14/2003
     124            33,800                 1994                           NAP               100.0%       10/01/2003
     125           121,500                 1970                          2002               100.0%       10/03/2003
     126               187                 1963                           NAP                96.8%       11/03/2003
     127            71,676                 1974                       1994 / 1995           100.0%       10/27/2003
     128                59                 1963                       1998 - 2003           100.0%       10/15/2003
     129            15,120                 2001                           NAP               100.0%       07/01/2003
     130            15,120                 2000                           NAP               100.0%       08/11/2003
     131            45,887                 1992                       2001 / 2003            95.3%       10/31/2003
     132                24                 1922                          2003                79.2%       11/14/2003
     133            82,085                 1983                           NAP                92.6%       09/09/2003
     134            12,738                 1999                           NAP               100.0%       09/19/2003
     135            12,943                 2001                           NAP               100.0%       07/01/2003
     136            13,790                 2002                           NAP               100.0%       08/13/2003
     137            64,290                 1995                           NAP                97.8%       08/26/2003
     138            27,844                 1982                          1995               100.0%       11/01/2003
     139            21,544                 1989                           NAP               100.0%       09/01/2003
     140            10,908                 1999                           NAP               100.0%       11/01/2003
     141            10,908                 2000                           NAP               100.0%       11/01/2003
     142            12,739                 1999                           NAP               100.0%       11/01/2003
     143            37,776                 2001                           NAP               100.0%       08/18/2003
     144            41,399                 1983                          1997                84.4%       09/23/2003
     145            52,428                 1988                           NAP                85.6%       08/31/2003
     146            43,560            NAP - Land Only                     NAP               100.0%       09/01/2003
     147            34,300                 1999                           NAP               100.0%       07/29/2003
     148            15,134          2000 / 2001 / 2003                    NAP               100.0%       09/16/2003
     149           126,418                 1988                       1996 - 2000           100.0%       08/20/2003
     150            51,986                 1987                       2001 - 2002           100.0%       09/18/2003
     151            27,265                 1926                       1973 / 1980           100.0%       09/04/2003
     152                64                 1981                           NAP               100.0%       08/30/2003
     153            28,000                 1969                          1990               100.0%       09/29/2003
     154            37,250                 1970                          1981               100.0%       10/17/2003
     155            76,012                 1966                          2003                97.9%       11/11/2003
     156            47,272                 1999                           NAP                84.7%       09/30/2003
     157            60,965                 1974                           NAP                96.3%       10/28/2003
     158            15,120                 2000                           NAP               100.0%       11/11/2003
     159                50                 1987                           NAP                98.0%       09/04/2003
     160            71,230                 1978                          1990               100.0%       09/29/2003
     161                65                 1980                           NAP               100.0%       08/31/2003
     162            22,165                 1973                          2002                95.8%       12/11/2003
     163            13,179                 1986                           NAP               100.0%       09/01/2003
     164            11,250                 1945                          1992               100.0%       11/18/2003
     165            13,060                 1988                           NAP               100.0%       11/19/2003
     166            48,272                 1960                           NAP               100.0%       08/21/2003
     167            45,415                 1977                           NAP                96.1%       11/07/2003
     168            11,736                 2003                           NAP               100.0%       10/03/2003
     169            57,630                 2001                           NAP                94.8%       09/07/2003
     170            15,711                 1998                           NAP               100.0%       11/01/2003
     171                64                 1977                           NAP               100.0%       07/31/2003
     172            17,084                 1987                           NAP               100.0%       11/18/2003
     173            13,513                 1969                           NAP                88.9%       09/11/2003
     174            12,493                 1969                          2002               100.0%       09/11/2003
     175               116                 1978                   1998 / 2000 - 2001        100.0%       10/03/2003
     176            32,760              1977 / 1979                       NAP                91.5%       09/04/2003
     177            23,476                 1969                           NAP               100.0%       10/31/2003
     178             9,000                 1972                       2001 - 2003           100.0%       09/25/2003
     179                50                 1989                           NAP                98.0%       09/01/2003
     180            26,040                 1996                           NAP               100.0%       10/08/2003
     181                36                 1989                           NAP               100.0%       09/17/2003
     182            10,452                 1994                           NAP               100.0%       08/27/2003
     183            37,650              1987 / 1997                       NAP                91.8%       07/31/2003
     184            47,397                 1985                           NAP                97.5%       08/31/2003
     185            10,075                 2002                           NAP               100.0%       08/25/2003
     186                20                 1991                           NAP               100.0%       08/31/2003
     187            44,000                 1984                          2002               100.0%       09/24/2003
     188            18,500                 1988                          1999               100.0%       06/09/2003
     189            20,054                 1967                          1990               100.0%       09/19/2003
     190            61,144                 1988                       2001 / 2002            85.0%       10/01/2003
     191                76              1974 / 1977                       NAP                94.7%       09/18/2003
     192                90                 1977                           NAP                95.6%       10/03/2003
     193            37,040                 1991                           NAP                96.3%       08/01/2003
     194            36,134                 1962                       2001 - 2002           100.0%       11/14/2003
     195             6,660                 2003                           NAP               100.0%       10/13/2003
     196                64                 1969                          2003               100.0%       09/03/2003
     197            15,120                 2001                           NAP               100.0%       09/23/2003






--------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                                                          RELATED                                  ORIGINAL
  LOAN NO.  SECURITY TYPE(5)       LIEN POSITION                 BORROWER LIST                                BALANCE
--------------------------------------------------------------------------------------------------------------------------------
      1      Fee                        First                         NAP                                 $30,651,429
      2      Fee                        First                         NAP                                 $16,380,000
      3      Fee                        First                         NAP                                  $6,338,571
      4      Fee                        First                         NAP                                  $6,094,286
      5      Fee                        First                         NAP                                  $6,042,857
      6      Fee                        First                         NAP                                  $5,785,714
      7      Fee                        First                         NAP                                  $5,027,143
      8      Fee                        First                         NAP                                  $3,934,286
      9      Fee                        First                         NAP                                  $3,240,000
     10      Fee                        First                         NAP                                  $2,430,000
     11      Fee                        First                         NAP                                  $2,082,857
     12      Fee                        First                         NAP                                  $1,992,857
     13      Fee                        First                         NAP                                 $65,000,000
     14      Fee                        First                         NAP                                 $60,000,000
     15      Fee                        First                         NAP                                 $59,100,000

     16      Fee                        First           26, 35-36, 42-45, 47, 49, 50, 91                  $10,030,020
     17      Fee                        First           26, 35-36, 42-45, 47, 49, 50, 91                   $6,392,760
     18      Fee                        First           26, 35-36, 42-45, 47, 49, 50, 91                   $6,098,840
     19      Fee                        First           26, 35-36, 42-45, 47, 49, 50, 91                   $4,812,940
     20      Fee                        First           26, 35-36, 42-45, 47, 49, 50, 91                   $3,159,640
     21      Fee                        First           26, 35-36, 42-45, 47, 49, 50, 91                   $3,159,640
     22      Fee                        First           26, 35-36, 42-45, 47, 49, 50, 91                   $3,086,160
     23      Leasehold                  First                         NAP                                 $34,950,000
     24      Fee                        First                         NAP                                 $34,250,000
     25      Fee                        First                          31                                 $28,600,000
     26      Fee                        First         16-22, 35-36, 42-45, 47, 49, 50, 91                 $21,560,000
     27      Fee                        First                         NAP                                 $21,000,000
     28      Fee                        First                         NAP                                 $20,000,000
     29      Fee                        First                         NAP                                 $17,000,000
     30      Fee                        First                        38, 56                               $16,970,500
     31      Fee                        First                          25                                 $15,700,000
     32      Fee                        First                         NAP                                 $15,000,000
     33      Fee                        First                         NAP                                 $14,950,000
     34      Fee                        First                         NAP                                 $14,670,000

     35      Fee                        First           16-22, 26, 42-45, 47, 49, 50, 91                   $7,000,000
     36      Fee                        First           16-22, 26, 42-45, 47, 49, 50, 91                   $6,350,000
     37      Fee                        First                         NAP                                 $12,500,000
     38      Fee                        First                        30, 56                               $12,412,500
     39      Fee                        First                         NAP                                 $12,500,000
     40      Fee                        First                         NAP                                 $12,000,000
     41      Fee                        First                         NAP                                 $11,800,000

     42      Fee                        First           16-22, 26, 35-36, 47, 49, 50, 91                   $4,235,000
     43      Fee                        First           16-22, 26, 35-36, 47, 49, 50, 91                   $3,950,000
     44      Fee                        First           16-22, 26, 35-36, 47, 49, 50, 91                   $2,420,000
     45      Fee                        First           16-22, 26, 35-36, 47, 49, 50, 91                   $1,120,000
     46      Fee                        First                         NAP                                 $10,700,000
     47      Fee                        First         16-22, 26, 35-36, 42-45, 49, 50, 91                 $10,450,000
     48      Fee                        First                         NAP                                 $10,500,000
     49      Fee                        First         16-22, 26, 35-36, 42-45, 47, 50, 91                 $10,070,000
     50      Fee                        First         16-22, 26, 35-36, 42-45, 47, 49, 91                  $9,255,000
     51      Fee                        First                         NAP                                  $9,250,000
     52      Fee                        First                          53                                  $5,550,000
     53      Fee                        First                          52                                  $3,200,000
     54      Fee                        First                         NAP                                  $8,300,000
     55      Fee                        First                       100, 111                               $8,200,000
     56      Fee                        First                        30, 38                                $8,200,000

     57      Fee                        First                         NAP                                  $4,300,000
     58      Fee                        First                         NAP                                  $3,700,000
     59      Fee                        First                         NAP                                  $8,000,000
     60      Fee                        First                     67, 81, 163                              $7,800,000
     61      Fee                        First                         NAP                                  $7,800,000
     62      Fee                        First                         NAP                                  $7,700,000
     63      Fee                        First                         NAP                                  $7,800,000
     64      Fee/Leasehold              First                         NAP                                  $7,500,000
     65      Fee                        First                         NAP                                  $7,500,000
     66      Fee                        First                         NAP                                  $7,230,000
     67      Fee                        First                     60, 81, 163                              $7,100,000
     68      Fee                        First                         NAP                                  $7,000,000
     69      Fee                        First                         NAP                                  $7,000,000
     70      Fee                        First                         NAP                                  $6,920,000
     71      Fee                        First                         NAP                                  $6,600,000
     72      Fee                        First                         NAP                                  $6,500,000
     73      Fee                        First                         NAP                                  $6,400,000
     74      Fee                        First                         NAP                                  $6,100,000
     75      Fee                        First                         NAP                                  $6,050,000
     76      Fee                        First                         NAP                                  $5,950,000
     77      Fee                        First                         NAP                                  $6,000,000
     78      Fee                        First                         NAP                                  $5,600,000
     79      Fee                        First                         NAP                                  $5,440,000
     80      Fee                        First                         NAP                                  $5,400,000
     81      Fee                        First                     60, 67, 163                              $5,300,000
     82      Fee                        First                         NAP                                  $5,200,000
     83      Fee                        First                          85                                  $5,250,000
     84      Fee                        First                         NAP                                  $5,100,000
     85      Fee                        First                          83                                  $5,200,000
     86      Fee                        First                         NAP                                  $5,000,000
     87      Fee                        First                         NAP                                  $5,000,000
     88      Fee                        First                         NAP                                  $5,000,000
     89      Fee                        First                         NAP                                  $4,975,000
     90      Fee                        First                         NAP                                  $4,750,000
     91      Fee                        First         16-22, 26, 35-36, 42-45, 47, 49, 50                  $4,700,000
     92      Fee                        First                         NAP                                  $4,700,000
     93      Leasehold                  First                         NAP                                  $4,650,000
     94      Fee                        First                       102, 125                               $4,500,000
     95      Fee                        First                         NAP                                  $4,500,000
     96      Fee                        First                         NAP                                  $4,315,000
     97      Fee                        First                         NAP                                  $4,250,000
     98      Fee                        First                          99                                  $2,300,000
     99      Fee                        First                          98                                  $1,900,000
     100     Fee                        First                       55, 111                                $4,050,000
     101     Fee                        First                         NAP                                  $4,050,000
     102     Fee                        First                       94, 125                                $4,000,000
     103     Fee                        First                         NAP                                  $4,000,000
     104     Fee                        First                         NAP                                  $4,000,000
     105     Fee                        First                    117, 124, 153                             $4,000,000
     106     Fee                        First                         NAP                                  $4,000,000
     107     Fee                        First                         NAP                                  $3,800,000
     108     Fee                        First                         NAP                                  $3,800,000
     109     Fee                        First                         NAP                                  $3,750,000
     110     Fee                        First                         NAP                                  $3,560,000
     111     Fee                        First                       55, 100                                $3,550,000
     112     Fee                        First                         NAP                                  $3,500,000
     113     Fee                        First                         NAP                                  $3,500,000
     114     Fee                        First                         168                                  $3,500,000
     115     Fee                        First                         NAP                                  $3,500,000
     116     Fee                        First                         NAP                                  $3,370,000
     117     Fee                        First                    105, 124, 153                             $3,320,000
     118     Fee                        First                         NAP                                  $3,300,000
     119     Fee                        First                         NAP                                  $3,300,000
     120     Fee                        First                         121                                  $1,950,000
     121     Fee                        First                         120                                  $1,300,000
     122     Fee                        First                         NAP                                  $3,210,000
     123     Fee                        First                         NAP                                  $3,200,000
     124     Fee                        First                    105, 117, 153                             $3,100,000
     125     Fee                        First                       94, 102                                $3,000,000
     126     Fee                        First                         NAP                                  $3,000,000
     127     Fee                        First                         NAP                                  $3,000,000
     128     Fee                        First                         NAP                                  $3,000,000
     129     Fee                        First                         NAP                                  $2,985,000
     130     Fee                        First                         NAP                                  $2,900,000
     131     Fee                        First                         NAP                                  $2,900,000
     132     Fee                        First                         NAP                                  $2,850,000
     133     Fee                        First                         169                                  $2,850,000
     134     Fee                        First                         NAP                                  $2,800,000
     135     Fee                        First                         NAP                                  $2,750,000
     136     Fee                        First                         NAP                                  $2,725,000
     137     Fee                        First                         157                                  $2,725,000
     138     Fee                        First                         NAP                                  $2,700,000
     139     Fee                        First                         NAP                                  $2,700,000
     140     Fee                        First                       141, 142                               $2,630,000
     141     Fee                        First                       140, 142                               $2,580,000
     142     Fee                        First                       140, 141                               $2,530,000
     143     Fee                        First                         NAP                                  $2,500,000
     144     Fee                        First                         NAP                                  $2,500,000
     145     Fee                        First                         NAP                                  $2,500,000
     146     Fee                        First                         NAP                                  $2,400,000
     147     Fee                        First                         NAP                                  $2,350,000
     148     Fee                        First                         NAP                                  $2,250,000
     149     Fee                        First                         NAP                                  $2,250,000
     150     Fee                        First                         NAP                                  $2,200,000
     151     Fee                        First                         NAP                                  $2,200,000
     152     Fee                        First                         NAP                                  $2,200,000
     153     Fee                        First                    105, 117, 124                             $2,180,000
     154     Fee                        First                         NAP                                  $2,100,000
     155     Fee                        First                         NAP                                  $2,100,000
     156     Fee                        First                         NAP                                  $2,100,000
     157     Fee                        First                         137                                  $2,025,000
     158     Fee                        First                         NAP                                  $2,000,000
     159     Fee                        First                         NAP                                  $2,000,000
     160     Fee                        First                         NAP                                  $1,925,000
     161     Fee                        First                         186                                  $1,915,000
     162     Fee                        First                         NAP                                  $1,875,000
     163     Fee                        First                      60, 67, 81                              $1,800,000
     164     Fee                        First                         NAP                                  $1,700,000
     165     Fee                        First                         NAP                                  $1,650,000
     166     Fee                        First                         NAP                                  $1,600,000
     167     Fee                        First                         NAP                                  $1,600,000
     168     Fee                        First                         114                                  $1,600,000
     169     Fee                        First                         133                                  $1,600,000
     170     Fee                        First                         NAP                                  $1,550,000
     171     Fee                        First                         NAP                                  $1,530,000
     172     Fee                        First                         NAP                                  $1,500,000
     173     Fee                        First                       174, 178                               $1,500,000
     174     Fee                        First                       173, 178                               $1,500,000
     175     Fee                        First                         192                                  $1,500,000
     176     Fee                        First                         NAP                                  $1,430,000
     177     Fee                        First                         NAP                                  $1,355,000
     178     Fee                        First                       173, 174                               $1,350,000
     179     Fee                        First                         NAP                                  $1,300,000
     180     Fee                        First                         197                                  $1,300,000
     181     Fee                        First                         NAP                                  $1,300,000
     182     Fee                        First                         NAP                                  $1,225,000
     183     Fee                        First                         NAP                                  $1,200,000
     184     Fee                        First                         NAP                                  $1,200,000
     185     Fee                        First                         NAP                                  $1,170,000
     186     Fee                        First                         161                                  $1,145,000
     187     Fee                        First                         NAP                                  $1,135,000
     188     Fee                        First                         NAP                                  $1,000,000
     189     Fee                        First                         NAP                                  $1,000,000
     190     Fee                        First                         193                                  $1,000,000
     191     Fee                        First                         NAP                                  $1,000,000
     192     Fee                        First                         175                                  $1,000,000
     193     Fee                        First                         190                                  $1,000,000
     194     Fee                        First                         NAP                                  $1,000,000
     195     Fee                        First                         NAP                                    $900,000
     196     Fee                        First                         NAP                                    $900,000
     197     Fee                        First                         180                                    $700,000

                                                                                                       $1,215,478,000






------------------------------------------------------------------------------------------------------
  MORTGAGE                 CUT-OFF DATE        CUT-OFF DATE BALANCE                   FIRST PAYMENT
  LOAN NO.                    BALANCE(6)             PER UNIT OR SF    NOTE DATE        DATE (P&I)
------------------------------------------------------------------------------------------------------
      1                     $30,651,429                        $110    12/10/2003       02/08/2009
      2                     $16,380,000                        $110    12/10/2003       02/08/2009
      3                      $6,338,571                        $110    12/10/2003       02/08/2009
      4                      $6,094,286                        $110    12/10/2003       02/08/2009
      5                      $6,042,857                        $110    12/10/2003       02/08/2009
      6                      $5,785,714                        $110    12/10/2003       02/08/2009
      7                      $5,027,143                        $110    12/10/2003       02/08/2009
      8                      $3,934,286                        $110    12/10/2003       02/08/2009
      9                      $3,240,000                        $110    12/10/2003       02/08/2009
     10                      $2,430,000                        $110    12/10/2003       02/08/2009
     11                      $2,082,857                        $110    12/10/2003       02/08/2009
     12                      $1,992,857                        $110    12/10/2003       02/08/2009
     13                     $65,000,000                        $183    06/26/2003          NAP
     14                     $59,742,002                        $152    09/23/2003       11/01/2003
     15                     $59,100,000                        $116    10/10/2003       12/01/2005

     16                     $10,030,020                         $58    09/19/2003          NAP
     17                      $6,392,760                         $58    09/19/2003          NAP
     18                      $6,098,840                         $58    09/19/2003          NAP
     19                      $4,812,940                         $58    09/19/2003          NAP
     20                      $3,159,640                         $58    09/19/2003          NAP
     21                      $3,159,640                         $58    09/19/2003          NAP
     22                      $3,086,160                         $58    09/19/2003          NAP
     23                     $34,906,862                         $62    12/01/2003       02/01/2004
     24                     $33,968,751                        $115    10/20/2003       12/01/2003
     25                     $28,600,000                        $170    11/25/2003       01/01/2007
     26                     $21,560,000                         $55    10/24/2003          NAP
     27                     $20,943,713                        $128    10/16/2003       12/01/2003
     28                     $19,915,286                         $77    09/25/2003       11/01/2003
     29                     $16,965,262                         $47    11/24/2003       01/01/2004
     30                     $16,901,006                        $252    09/30/2003       11/01/2003
     31                     $15,679,843                        $102    12/12/2003       02/01/2004
     32                     $14,924,602                    $128,660    09/12/2003       11/01/2003
     33                     $14,840,886                         $95    11/19/2003       01/01/2004
     34                     $14,612,746                         $94    09/02/2003       11/01/2003

     35                      $7,000,000                         $71    10/01/2003          NAP
     36                      $6,350,000                         $71    10/01/2003          NAP
     37                     $12,500,000                         $77    08/28/2003       10/01/2013
     38                     $12,361,671                        $179    09/30/2003       11/01/2003
     39                     $12,315,682                     $66,933    10/31/2002       12/01/2002
     40                     $12,000,000                        $118    09/03/2003       11/01/2005
     41                     $11,756,291                        $195    10/24/2003       12/01/2003

     42                      $4,235,000                         $75    10/02/2003          NAP
     43                      $3,950,000                         $75    10/02/2003          NAP
     44                      $2,420,000                         $75    10/02/2003          NAP
     45                      $1,120,000                         $75    10/02/2003          NAP
     46                     $10,673,621                         $56    11/09/2003       01/01/2004
     47                     $10,450,000                         $21    02/04/2003          NAP
     48                     $10,431,551                         $52    10/17/2003       12/01/2003
     49                     $10,070,000                         $53    09/16/2003          NAP
     50                      $9,255,000                         $44    11/04/2003          NAP
     51                      $9,203,831                         $66    08/29/2003       10/01/2003
     52                      $5,506,856                        $228    05/29/2003       07/01/2003
     53                      $3,175,124                        $228    05/29/2003       07/01/2003
     54                      $8,267,231                        $138    09/24/2003       11/01/2003
     55                      $8,164,327                     $19,439    09/18/2003       11/01/2003
     56                      $8,108,900                        $190    02/28/2003       04/01/2003

     57                      $4,292,091                        $148    11/13/2003       01/01/2004
     58                      $3,693,195                        $148    11/13/2003       01/01/2004
     59                      $7,976,325                         $70    09/11/2003       12/01/2003
     60                      $7,800,000                        $135    11/06/2003       01/01/2009
     61                      $7,800,000                         $72    09/18/2003          NAP
     62                      $7,700,000                     $33,624    08/18/2003          NAP
     63                      $7,688,350                         $49    09/01/2003       11/01/2003
     64                      $7,500,000                         $72    10/22/2003       12/01/2005
     65                      $7,440,743                         $72    06/25/2003       08/01/2003
     66                      $7,151,581                         $70    10/28/2003       12/01/2003
     67                      $7,100,000                         $98    11/06/2003       01/01/2009
     68                      $6,973,618                        $149    09/15/2003       11/01/2003
     69                      $6,957,228                         $20    10/31/2003       12/01/2003
     70                      $6,896,168                     $40,094    10/01/2003       12/01/2003
     71                      $6,600,000                    $122,222    10/07/2003       12/03/2005
     72                      $6,445,145                         $66    08/01/2003       09/01/2003
     73                      $6,352,920                         $93    10/10/2003       01/01/2004
     74                      $6,090,619                        $205    11/17/2003       01/05/2004
     75                      $6,034,011                         $56    10/06/2003       12/01/2003
     76                      $5,886,206                        $132    02/24/2003       04/01/2003
     77                      $5,712,051                         $53    06/19/2000       08/01/2000
     78                      $5,589,453                     $20,856    11/14/2003       01/01/2004
     79                      $5,353,008                         $35    12/31/2002       02/01/2003
     80                      $5,302,908                     $44,191    08/25/2003       10/01/2003
     81                      $5,300,000                         $89    11/06/2003       01/01/2009
     82                      $5,144,132                         $29    10/29/2003       12/01/2003
     83                      $5,121,353                         $64    08/19/2003       10/01/2003
     84                      $5,079,677                     $83,273    10/09/2003       12/01/2003
     85                      $5,067,789                         $28    08/19/2003       10/01/2003
     86                      $4,989,376                         $56    11/05/2003       01/01/2004
     87                      $4,987,526                         $85    11/14/2003       01/01/2004
     88                      $4,984,813                     $46,156    11/25/2003       01/01/2004
     89                      $4,960,998                         $44    09/26/2003       12/01/2003
     90                      $4,750,000                         $36    09/09/2003          NAP
     91                      $4,700,000                         $70    04/24/2003          NAP
     92                      $4,686,954                         $55    10/14/2003       12/01/2003
     93                      $4,650,000                         $66    10/20/2003       12/01/2004
     94                      $4,500,000                         $23    11/05/2003       01/01/2008
     95                      $4,491,151                     $45,365    12/23/2003       02/01/2004
     96                      $4,308,858                         $41    12/03/2003       02/01/2004
     97                      $4,250,000                         $42    09/26/2003       11/01/2005
     98                      $2,294,260                         $54    10/10/2003       12/01/2003
     99                      $1,895,258                         $54    10/14/2003       12/01/2003
     100                     $4,050,000                     $21,543    11/07/2003       01/01/2006
     101                     $4,024,594                         $16    09/11/2003       11/01/2003
     102                     $4,000,000                         $27    11/05/2003       01/01/2008
     103                     $3,985,328                     $23,171    09/24/2003       11/01/2003
     104                     $3,972,943                        $147    11/20/2003       01/01/2004
     105                     $3,961,259                         $90    10/17/2003       12/01/2003
     106                     $3,925,383                         $38    10/10/2003       12/01/2003
     107                     $3,784,474                         $18    09/16/2003       11/01/2003
     108                     $3,775,008                        $121    11/14/2003       01/01/2004
     109                     $3,742,419                         $57    11/14/2003       01/01/2004
     110                     $3,546,106                         $65    10/31/2003       12/01/2003
     111                     $3,542,961                     $34,398    11/19/2003       01/01/2004
     112                     $3,500,000                     $60,345    08/12/2003          NAP
     113                     $3,487,568                        $460    09/17/2003       11/01/2003
     114                     $3,486,901                         $41    09/17/2003       11/01/2003
     115                     $3,471,498                        $240    09/22/2003       11/01/2003
     116                     $3,355,843                         $71    07/24/2003       10/01/2003
     117                     $3,287,845                         $85    10/17/2003       12/01/2003
     118                     $3,283,765                         $35    08/12/2003       10/01/2003
     119                     $3,274,060                         $57    09/09/2003       11/01/2003
     120                     $1,939,448                     $21,841    09/15/2003       11/01/2003
     121                     $1,292,966                     $21,841    09/15/2003       11/01/2003
     122                     $3,189,888                        $293    09/05/2003       11/01/2003
     123                     $3,174,151                         $39    09/26/2003       11/01/2003
     124                     $3,069,976                         $91    10/17/2003       12/01/2003
     125                     $3,000,000                         $25    11/05/2003       01/01/2008
     126                     $3,000,000                     $16,043    09/08/2003          NAP
     127                     $2,987,488                         $42    09/04/2003       12/01/2003
     128                     $2,980,455                     $50,516    07/28/2003       10/01/2003
     129                     $2,964,924                        $196    07/09/2003       09/01/2003
     130                     $2,890,259                        $191    09/19/2003       11/01/2003
     131                     $2,861,354                         $62    09/19/2003       11/01/2003
     132                     $2,840,010                    $118,334    09/15/2003       11/01/2003
     133                     $2,834,183                         $35    08/01/2003       11/01/2003
     134                     $2,793,279                        $219    09/19/2003       12/01/2003
     135                     $2,747,580                        $212    12/12/2003       02/01/2004
     136                     $2,710,255                        $197    09/10/2003       11/09/2003
     137                     $2,707,467                         $42    08/19/2003       10/01/2003
     138                     $2,694,405                         $97    10/20/2003       12/01/2003
     139                     $2,689,036                        $125    10/16/2003       12/01/2003
     140                     $2,594,558                        $238    09/10/2003       11/01/2003
     141                     $2,545,232                        $233    09/10/2003       11/01/2003
     142                     $2,495,905                        $196    09/10/2003       11/01/2003
     143                     $2,488,969                         $66    08/04/2003       10/01/2003
     144                     $2,485,079                         $60    09/04/2003       11/01/2003
     145                     $2,484,317                         $47    07/18/2003       09/01/2003
     146                     $2,390,729                         $55    08/29/2003       10/01/2003
     147                     $2,346,317                         $68    10/08/2003       01/01/2004
     148                     $2,238,520                        $148    09/22/2003       11/05/2003
     149                     $2,232,483                         $18    08/05/2003       10/01/2003
     150                     $2,188,268                         $42    09/12/2003       11/01/2003
     151                     $2,185,123                         $80    08/08/2003       10/01/2003
     152                     $2,179,951                     $34,062    08/15/2003       11/01/2003
     153                     $2,158,886                         $77    10/17/2003       12/01/2003
     154                     $2,100,000                         $56    11/14/2003       01/01/2005
     155                     $2,091,759                         $28    10/16/2003       12/01/2003
     156                     $2,069,297                         $44    11/01/2002       12/01/2002
     157                     $2,016,374                         $33    10/21/2003       12/01/2003
     158                     $1,996,499                        $132    11/13/2003       01/01/2004
     159                     $1,991,810                     $39,836    08/25/2003       11/01/2003
     160                     $1,922,229                         $27    11/14/2003       02/01/2004
     161                     $1,908,344                     $29,359    09/08/2003       11/01/2003
     162                     $1,868,818                         $84    09/09/2003       11/01/2003
     163                     $1,800,000                        $137    11/06/2003       01/01/2009
     164                     $1,695,776                        $151    11/14/2003       01/01/2004
     165                     $1,639,037                        $126    11/19/2003       01/01/2004
     166                     $1,597,885                         $33    11/06/2003       02/01/2004
     167                     $1,591,988                         $35    08/27/2003       11/01/2003
     168                     $1,591,971                        $136    07/16/2003       09/01/2003
     169                     $1,591,358                         $28    08/01/2003       11/01/2003
     170                     $1,537,610                         $98    04/22/2003       06/01/2003
     171                     $1,523,202                     $23,800    08/01/2003       10/01/2003
     172                     $1,497,408                         $88    11/18/2003       01/01/2004
     173                     $1,494,010                        $111    09/23/2003       11/01/2003
     174                     $1,494,010                        $120    09/23/2003       11/01/2003
     175                     $1,484,423                     $12,797    10/02/2003       12/01/2003
     176                     $1,422,866                         $43    08/26/2003       11/01/2003
     177                     $1,352,962                         $58    11/03/2003       01/01/2004
     178                     $1,346,094                        $150    10/08/2003       12/01/2003
     179                     $1,295,327                     $25,907    09/16/2003       11/01/2003
     180                     $1,295,207                         $50    10/02/2003       12/01/2003
     181                     $1,294,759                     $35,966    09/19/2003       12/01/2003
     182                     $1,209,301                        $116    08/27/2003       11/01/2003
     183                     $1,194,191                         $32    08/19/2003       11/01/2003
     184                     $1,192,660                         $25    08/15/2003       10/01/2003
     185                     $1,159,381                        $115    08/14/2003       10/01/2003
     186                     $1,141,164                     $57,058    09/10/2003       11/01/2003
     187                     $1,132,381                         $26    09/04/2003       12/01/2003
     188                       $995,223                         $54    08/29/2003       11/01/2003
     189                       $994,735                         $50    08/19/2003       11/01/2003
     190                       $994,084                         $16    10/06/2003       12/01/2003
     191                       $992,353                     $13,057    09/15/2003       11/01/2003
     192                       $989,615                     $10,996    10/03/2003       12/01/2003
     193                       $988,516                         $27    08/12/2003       10/01/2003
     194                       $987,818                         $27    11/14/2003       01/01/2004
     195                       $891,583                        $134    10/13/2003       12/01/2003
     196                       $865,699                     $13,527    11/02/2000       01/01/2001
     197                       $697,454                         $46    09/17/2003       11/01/2003

                         $1,210,990,408






-----------------------------------------------------------------------------------------------------------------
  MORTGAGE        FIRST PAYMENT                           GRACE                     LOCKBOX          LOCKBOX
  LOAN NO.          DATE (IO)          MATURITY DATE    PERIOD(7)    ARD LOAN        STATUS           TYPE
-----------------------------------------------------------------------------------------------------------------
      1             02/08/2004          01/08/2014          0           No          In-Place          Hard
      2             02/08/2004          01/08/2014          0           No          In-Place          Hard
      3             02/08/2004          01/08/2014          0           No          In-Place          Hard
      4             02/08/2004          01/08/2014          0           No          In-Place          Hard
      5             02/08/2004          01/08/2014          0           No          In-Place          Hard
      6             02/08/2004          01/08/2014          0           No          In-Place          Hard
      7             02/08/2004          01/08/2014          0           No          In-Place          Hard
      8             02/08/2004          01/08/2014          0           No          In-Place          Hard
      9             02/08/2004          01/08/2014          0           No          In-Place          Hard
     10             02/08/2004          01/08/2014          0           No          In-Place          Hard
     11             02/08/2004          01/08/2014          0           No          In-Place          Hard
     12             02/08/2004          01/08/2014          0           No          In-Place          Hard
     13             08/01/2003          07/01/2013          0           No          In-Place          Hard
     14                NAP              10/01/2013          0           No         Springing          Hard
     15             12/01/2003          11/01/2010          0           No          In-Place          Hard

     16             11/01/2003          10/01/2008          0          Yes         Springing        Soft/Hard
     17             11/01/2003          10/01/2008          0          Yes         Springing        Soft/Hard
     18             11/01/2003          10/01/2008          0          Yes         Springing        Soft/Hard
     19             11/01/2003          10/01/2008          0          Yes         Springing        Soft/Hard
     20             11/01/2003          10/01/2008          0          Yes         Springing        Soft/Hard
     21             11/01/2003          10/01/2008          0          Yes         Springing        Soft/Hard
     22             11/01/2003          10/01/2008          0          Yes         Springing        Soft/Hard
     23                NAP              01/01/2014          0           No          In-Place          Hard
     24                NAP              11/01/2018          0           No            NAP              NAP
     25             01/01/2004          12/01/2013         10           No            NAP              NAP
     26             12/01/2003          11/01/2010          0           No         Springing        Soft/Hard
     27                NAP              11/01/2013          0           No            NAP              NAP
     28                NAP              10/01/2008          0           No         Springing          Hard
     29                NAP              12/01/2013          5           No            NAP              NAP
     30                NAP              10/01/2010          5           No         Springing          Hard
     31                NAP              01/01/2014         10           No            NAP              NAP
     32                NAP              10/01/2018          5           No            NAP              NAP
     33                NAP              12/01/2013          5           No            NAP              NAP
     34                NAP              10/01/2013          5           No            NAP              NAP

     35             11/01/2003          10/01/2008          0           No         Springing          Hard
     36             11/01/2003          10/01/2008          0           No         Springing          Hard
     37             10/01/2003          09/01/2018          5           No            NAP              NAP
     38                NAP              10/01/2010          5           No            NAP              NAP
     39                NAP              11/01/2012          5           No            NAP              NAP
     40             11/01/2003          10/01/2013          0           No            NAP              NAP
     41                NAP              11/01/2018          5           No            NAP              NAP

     42             12/01/2003          11/01/2010          0           No         Springing        Soft/Hard
     43             12/01/2003          11/01/2010          0           No         Springing        Soft/Hard
     44             12/01/2003          11/01/2010          0           No         Springing        Soft/Hard
     45             12/01/2003          11/01/2010          0           No         Springing        Soft/Hard
     46                NAP              12/01/2013          0           No            NAP              NAP
     47             04/01/2003          03/01/2008          0           No            NAP              NAP
     48                NAP              11/01/2018          5           No            NAP              NAP
     49             11/01/2003          10/01/2010          0           No            NAP              NAP
     50             01/01/2004          12/01/2010          5          Yes         Springing          Hard
     51                NAP              09/01/2013          5           No            NAP              NAP
     52                NAP              06/01/2013          5           No          In-Place          Soft
     53                NAP              06/01/2013          5           No          In-Place          Soft
     54                NAP              10/01/2013          0           No            NAP              NAP
     55                NAP              10/01/2013          0           No            NAP              NAP
     56                NAP              03/01/2013          5           No            NAP              NAP

     57                NAP              12/01/2013          5           No            NAP              NAP
     58                NAP              12/01/2013          5           No            NAP              NAP
     59                NAP              11/01/2013          5           No            NAP              NAP
     60             01/01/2004          12/01/2013          5           No            NAP              NAP
     61             11/01/2003          10/01/2013          5           No            NAP              NAP
     62             11/01/2003          10/01/2013          5           No            NAP              NAP
     63                NAP              10/01/2008          5           No            NAP              NAP
     64             12/01/2003          11/01/2013          5           No            NAP              NAP
     65                NAP              07/01/2013          5           No            NAP              NAP
     66                NAP              11/01/2018          5           No            NAP              NAP
     67             01/01/2004          12/01/2013          5           No            NAP              NAP
     68                NAP              10/01/2013          5           No            NAP              NAP
     69                NAP              11/01/2023          5           No            NAP              NAP
     70                NAP              11/01/2013          0           No            NAP              NAP
     71             12/03/2003          11/03/2013          0           No            NAP              NAP
     72                NAP              08/01/2013          5           No            NAP              NAP
     73                NAP              12/01/2017          5           No            NAP              NAP
     74                NAP              12/05/2013          0           No            NAP              NAP
     75                NAP              11/01/2013          5           No            NAP              NAP
     76                NAP              03/01/2013          5           No            NAP              NAP
     77                NAP              07/01/2010          5           No            NAP              NAP
     78                NAP              12/01/2010          5           No            NAP              NAP
     79                NAP              01/01/2013          5           No          In-Place          Soft
     80                NAP              09/01/2018          5           No            NAP              NAP
     81             01/01/2004          12/01/2013          5           No            NAP              NAP
     82                NAP              11/01/2018          5           No            NAP              NAP
     83                NAP              01/01/2016          5           No            NAP              NAP
     84                NAP              11/01/2010          5           No            NAP              NAP
     85                NAP              09/01/2015          5           No            NAP              NAP
     86                NAP              12/01/2008          5           No            NAP              NAP
     87                NAP              12/01/2012          0           No            NAP              NAP
     88                NAP              12/01/2013          0           No            NAP              NAP
     89                NAP              11/01/2013          5           No            NAP              NAP
     90             11/01/2003          10/01/2013          5           No         Springing          Hard
     91             06/01/2003          05/01/2013          0           No            NAP              NAP
     92                NAP              11/01/2013          5           No         Springing          Hard
     93             12/01/2003          11/01/2010          5           No            NAP              NAP
     94             01/01/2004          12/01/2013          5           No            NAP              NAP
     95                NAP              01/01/2014          7           No          In-Place          Soft
     96                NAP              01/01/2014          5           No            NAP              NAP
     97             11/01/2003          10/01/2013          0           No            NAP              NAP
     98                NAP              11/01/2013          5           No            NAP              NAP
     99                NAP              11/01/2013          5           No            NAP              NAP
     100            01/01/2004          12/01/2013          0           No            NAP              NAP
     101               NAP              10/01/2013          5           No            NAP              NAP
     102            01/01/2004          12/01/2013          5           No            NAP              NAP
     103               NAP              10/01/2013          5           No            NAP              NAP
     104               NAP              12/01/2018          5           No            NAP              NAP
     105               NAP              11/01/2018          5           No            NAP              NAP
     106               NAP              11/01/2013          5           No            NAP              NAP
     107               NAP              10/01/2013          0           No            NAP              NAP
     108               NAP              12/01/2018          5           No         Springing        Soft/Hard
     109               NAP              12/01/2013          0           No            NAP              NAP
     110               NAP              11/01/2013         10           No            NAP              NAP
     111               NAP              12/01/2013          0           No            NAP              NAP
     112            10/01/2003          09/01/2010          5           No            NAP              NAP
     113               NAP              10/01/2013          5           No          In-Place          Soft
     114               NAP              10/01/2013          5           No            NAP              NAP
     115               NAP              10/01/2023          0           No            NAP              NAP
     116               NAP              09/01/2013          5           No            NAP              NAP
     117               NAP              11/01/2018          5           No            NAP              NAP
     118               NAP              09/01/2018          5           No            NAP              NAP
     119               NAP              10/01/2023          5           No            NAP              NAP
     120               NAP              10/01/2013          5           No            NAP              NAP
     121               NAP              10/01/2013          5           No            NAP              NAP
     122               NAP              10/01/2013          0           No            NAP              NAP
     123               NAP              10/01/2023          0           No            NAP              NAP
     124               NAP              11/01/2018          5           No            NAP              NAP
     125            01/01/2004          12/01/2013          5           No            NAP              NAP
     126            11/01/2003          10/01/2013          5           No            NAP              NAP
     127               NAP              11/01/2013          5           No            NAP              NAP
     128               NAP              09/01/2018          5           No            NAP              NAP
     129               NAP              08/01/2013          5           No          In-Place          Hard
     130               NAP              10/01/2013          5           No          In-Place          Hard
     131               NAP              10/01/2018          5           No            NAP              NAP
     132               NAP              10/01/2013          5           No            NAP              NAP
     133               NAP              10/01/2013          5           No            NAP              NAP
     134               NAP              11/01/2013          5           No          In-Place          Hard
     135               NAP              01/01/2014          5           No            NAP              NAP
     136               NAP              10/09/2013          5           No            NAP              NAP
     137               NAP              09/01/2008          5           No            NAP              NAP
     138               NAP              11/01/2018          5           No            NAP              NAP
     139               NAP              11/01/2013          5           No            NAP              NAP
     140               NAP              10/01/2013          5           No          In-Place     Springing to Hard
     141               NAP              10/01/2013          5           No          In-Place          Soft
     142               NAP              10/01/2013          5           No          In-Place          Soft
     143               NAP              09/01/2013          5           No            NAP              NAP
     144               NAP              10/01/2013          5           No            NAP              NAP
     145               NAP              08/01/2013          5           No            NAP              NAP
     146               NAP              09/01/2013          5           No            NAP              NAP
     147               NAP              12/01/2013          5           No            NAP              NAP
     148               NAP              10/05/2013          0           No            NAP              NAP
     149               NAP              09/01/2013          5           No            NAP              NAP
     150               NAP              10/01/2013          5           No            NAP              NAP
     151               NAP              09/01/2013          5           No            NAP              NAP
     152               NAP              10/01/2013          5           No            NAP              NAP
     153               NAP              11/01/2018          5           No            NAP              NAP
     154            01/01/2004          12/01/2013          5           No            NAP              NAP
     155               NAP              11/01/2013          5           No            NAP              NAP
     156               NAP              11/01/2012          5           No            NAP              NAP
     157               NAP              11/01/2008          5           No            NAP              NAP
     158               NAP              12/01/2013          5           No          In-Place          Hard
     159               NAP              10/01/2013          5           No            NAP              NAP
     160               NAP              01/01/2014          5           No            NAP              NAP
     161               NAP              10/01/2013          5           No            NAP              NAP
     162               NAP              10/01/2013          5           No         Springing          Hard
     163            01/01/2004          12/01/2013          5           No            NAP              NAP
     164               NAP              12/01/2013          0           No            NAP              NAP
     165               NAP              12/01/2018          0           No            NAP              NAP
     166               NAP              01/01/2014          5           No            NAP              NAP
     167               NAP              10/01/2013          5           No            NAP              NAP
     168               NAP              08/01/2013          5           No            NAP              NAP
     169               NAP              10/01/2013          5           No            NAP              NAP
     170               NAP              05/01/2013          5           No            NAP              NAP
     171               NAP              09/01/2013          5           No            NAP              NAP
     172               NAP              12/01/2013          0           No            NAP              NAP
     173               NAP              10/01/2013          5           No            NAP              NAP
     174               NAP              10/01/2013          5           No            NAP              NAP
     175               NAP              11/01/2018          5           No            NAP              NAP
     176               NAP              10/01/2013          5           No            NAP              NAP
     177               NAP              12/01/2013          5           No            NAP              NAP
     178               NAP              11/01/2013          5           No            NAP              NAP
     179               NAP              10/01/2013          5           No            NAP              NAP
     180               NAP              11/01/2013          5           No            NAP              NAP
     181               NAP              11/01/2013          5           No            NAP              NAP
     182               NAP              10/01/2018          0           No            NAP              NAP
     183               NAP              10/01/2013          5           No            NAP              NAP
     184               NAP              09/01/2013          5           No            NAP              NAP
     185               NAP              09/01/2013          5           No            NAP              NAP
     186               NAP              10/01/2013          5           No            NAP              NAP
     187               NAP              11/01/2010          5           No            NAP              NAP
     188               NAP              10/01/2013          5           No            NAP              NAP
     189               NAP              10/01/2013          5           No            NAP              NAP
     190               NAP              11/01/2013          5           No            NAP              NAP
     191               NAP              10/01/2023          5           No            NAP              NAP
     192               NAP              11/01/2018          5           No            NAP              NAP
     193               NAP              09/01/2013          5           No            NAP              NAP
     194               NAP              12/01/2013          0           No            NAP              NAP
     195               NAP              11/01/2018          0           No            NAP              NAP
     196               NAP              12/01/2010          5           No            NAP              NAP
     197               NAP              10/01/2013          5           No            NAP              NAP








---------------------------------------------------------------------------------------------------------
  MORTGAGE     ORIGINAL TERM       REMAINING TERM         ORIGINAL           REMAINING          MORTGAGE
  LOAN NO.      TO MATURITY         TO MATURITY        AMORT. TERM(8)       AMORT. TERM             RATE
---------------------------------------------------------------------------------------------------------
      1             120                 119                  360                360               5.247%
      2             120                 119                  360                360               5.247%
      3             120                 119                  360                360               5.247%
      4             120                 119                  360                360               5.247%
      5             120                 119                  360                360               5.247%
      6             120                 119                  360                360               5.247%
      7             120                 119                  360                360               5.247%
      8             120                 119                  360                360               5.247%
      9             120                 119                  360                360               5.247%
     10             120                 119                  360                360               5.247%
     11             120                 119                  360                360               5.247%
     12             120                 119                  360                360               5.247%
     13             120                 113                  IO                  IO               4.660%
     14             120                 116                  360                356               5.123%
     15             84                   81                  324                324               5.910%

     16             60                   56                  IO                  IO               4.870%
     17             60                   56                  IO                  IO               4.870%
     18             60                   56                  IO                  IO               4.870%
     19             60                   56                  IO                  IO               4.870%
     20             60                   56                  IO                  IO               4.870%
     21             60                   56                  IO                  IO               4.870%
     22             60                   56                  IO                  IO               4.870%
     23             120                 119                  300                299               6.170%
     24             180                 177                  204                177               5.990%
     25             120                 118                  300                300               5.360%
     26             84                   81                  IO                  IO               4.990%
     27             120                 117                  360                357               5.980%
     28             60                   56                  360                356               5.190%
     29             120                 118                  360                358               5.175%
     30             84                   80                  360                356               5.340%
     31             120                 119                  300                299               5.970%
     32             180                 176                  300                296               6.300%
     33             120                 118                  180                178               4.885%
     34             120                 116                  360                356               5.550%

     35             60                   56                  IO                  IO               4.775%
     36             60                   56                  IO                  IO               4.775%
     37             180                 175                  360                360               5.370%
     38             84                   80                  360                356               5.340%
     39             120                 105                  360                345               5.850%
     40             120                 116                  348                348               6.080%
     41             180                 177                  300                297               6.445%

     42             84                   81                  IO                  IO               5.161%
     43             84                   81                  IO                  IO               5.161%
     44             84                   81                  IO                  IO               5.161%
     45             84                   81                  IO                  IO               5.161%
     46             120                 118                  300                298               6.190%
     47             60                   49                  IO                  IO               4.840%
     48             180                 177                  240                237               5.610%
     49             84                   80                  IO                  IO               4.970%
     50             84                   82                  IO                  IO               4.990%
     51             120                 115                  360                355               5.565%
     52             120                 112                  360                352               5.700%
     53             120                 112                  360                352               5.700%
     54             120                 116                  360                356               5.500%
     55             120                 116                  360                356               5.070%
     56             120                 109                  360                349               5.550%

     57             120                 118                  360                358               5.605%
     58             120                 118                  360                358               5.605%
     59             120                 117                  360                357               5.550%
     60             120                 118                  336                336               5.910%
     61             120                 116                  IO                  IO               5.500%
     62             120                 116                  IO                  IO               5.320%
     63             60                   56                  180                176               5.250%
     64             120                 117                  360                360               5.750%
     65             120                 113                  360                353               4.950%
     66             180                 177                  180                177               5.150%
     67             120                 118                  360                360               5.810%
     68             120                 116                  360                356               5.700%
     69             240                 237                  240                237               6.100%
     70             120                 117                  360                357               4.860%
     71             120                 117                  336                336               5.750%
     72             120                 114                  300                294               5.765%
     73             168                 166                  168                166               5.930%
     74             120                 118                  360                358               6.290%
     75             120                 117                  360                357               6.040%
     76             120                 109                  360                349               5.710%
     77             120                  77                  300                257               7.900%
     78             84                   82                  360                358               5.510%
     79             120                 107                  300                287               6.800%
     80             180                 175                  180                175               5.290%
     81             120                 118                  360                360               5.810%
     82             180                 177                  180                177               5.255%
     83             148                 143                  148                143               4.875%
     84             84                   81                  300                297               6.045%
     85             144                 139                  144                139               4.875%
     86             60                   58                  360                358               5.010%
     87             108                 106                  300                298               6.130%
     88             120                 118                  300                298               5.090%
     89             120                 117                  360                357               5.770%
     90             120                 116                  IO                  IO               5.380%
     91             120                 111                  IO                  IO               5.220%
     92             120                 117                  360                357               5.830%
     93             84                   81                  360                360               5.522%
     94             120                 118                  360                360               5.980%
     95             120                 119                  240                239               6.110%
     96             120                 119                  300                299               5.430%
     97             120                 116                  336                336               5.430%
     98             120                 117                  360                357               6.280%
     99             120                 117                  360                357               6.280%
     100            120                 118                  360                360               5.470%
     101            120                 116                  300                296               5.500%
     102            120                 118                  360                360               5.880%
     103            120                 116                  360                356               5.815%
     104            180                 178                  180                178               5.685%
     105            180                 177                  180                177               6.380%
     106            120                 117                  120                117               5.440%
     107            120                 116                  360                356               5.350%
     108            180                 178                  180                178               5.975%
     109            120                 118                  360                358               5.220%
     110            120                 117                  300                297               6.160%
     111            120                 118                  360                358               5.300%
     112            84                   79                  IO                  IO               5.395%
     113            120                 116                  360                356               5.950%
     114            120                 116                  360                356               5.730%
     115            240                 236                  240                236               6.070%
     116            120                 115                  360                355               6.320%
     117            180                 177                  180                177               6.380%
     118            180                 175                  360                355               5.630%
     119            240                 236                  240                236               6.330%
     120            120                 116                  300                296               5.900%
     121            120                 116                  300                296               5.900%
     122            120                 116                  300                296               5.070%
     123            240                 236                  240                236               6.130%
     124            180                 177                  180                177               6.380%
     125            120                 118                  360                360               5.880%
     126            120                 116                  IO                  IO               4.300%
     127            120                 117                  300                297               5.790%
     128            180                 175                  300                295               6.230%
     129            120                 114                  360                354               5.000%
     130            120                 116                  360                356               6.180%
     131            180                 176                  180                176               6.025%
     132            120                 116                  360                356               6.005%
     133            120                 116                  300                296               5.760%
     134            120                 117                  360                357               6.440%
     135            120                 119                  360                359               5.770%
     136            120                 116                  300                296               5.900%
     137            60                   55                  300                295               6.300%
     138            180                 177                  360                357               7.021%
     139            120                 117                  300                297               5.940%
     140            120                 116                  180                176               5.905%
     141            120                 116                  180                176               5.905%
     142            120                 116                  180                176               5.905%
     143            120                 115                  360                355               6.110%
     144            120                 116                  300                296               5.350%
     145            120                 114                  360                354               5.320%
     146            120                 115                  360                355               6.670%
     147            120                 118                  360                358               6.220%
     148            120                 116                  300                296               6.220%
     149            120                 115                  300                295               5.200%
     150            120                 116                  300                296               5.980%
     151            120                 115                  300                295               6.020%
     152            120                 116                  240                236               5.220%
     153            180                 177                  180                177               6.380%
     154            120                 118                  348                348               6.020%
     155            120                 117                  300                297               6.130%
     156            120                 105                  360                345               5.890%
     157            60                   57                  300                297               5.670%
     158            120                 118                  360                358               5.800%
     159            120                 116                  360                356               5.340%
     160            120                 119                  300                299               5.370%
     161            120                 116                  360                356               6.040%
     162            120                 116                  360                356               6.255%
     163            120                 118                  336                336               5.910%
     164            120                 118                  300                298               6.150%
     165            180                 178                  180                178               5.870%
     166            120                 119                  300                299               5.820%
     167            120                 116                  300                296               6.320%
     168            120                 114                  360                354               6.290%
     169            120                 116                  300                296               5.910%
     170            120                 111                  360                351               6.070%
     171            120                 115                  360                355               6.080%
     172            120                 118                  360                358               5.850%
     173            120                 116                  360                356               5.450%
     174            120                 116                  360                356               5.450%
     175            180                 177                  180                177               5.980%
     176            120                 116                  300                296               6.340%
     177            120                 118                  360                358               6.370%
     178            120                 117                  360                357               5.650%
     179            120                 116                  360                356               5.900%
     180            120                 117                  300                297               6.470%
     181            120                 117                  300                297               5.980%
     182            180                 176                  180                176               6.440%
     183            120                 116                  300                296               6.500%
     184            120                 115                  300                295               6.580%
     185            120                 115                  240                235               7.040%
     186            120                 116                  360                356               6.190%
     187            84                   81                  360                357               6.600%
     188            120                 116                  300                296               6.570%
     189            120                 116                  300                296               6.050%
     190            120                 117                  240                237               6.340%
     191            240                 236                  240                236               6.530%
     192            180                 177                  180                177               5.980%
     193            120                 115                  240                235               5.250%
     194            120                 118                  120                118               5.610%
     195            180                 177                  180                177               6.750%
     196            120                  82                  300                262               8.430%
     197            120                 116                  360                356               5.850%

                    119                 116                  316                312               5.548%





--------------------------------------------------------------------------------------------------------------------
  MORTGAGE                  MONTHLY            MONTHLY     UNDERWRITABLE     UNDERWRITABLE     NOI          NCF
  LOAN NO.             PAYMENT (P&I)       PAYMENT (IO)              NOI         CASH FLOW    DSCR(9)     DSCR(9)
--------------------------------------------------------------------------------------------------------------------
      1                    $165,152           $136,252       $41,078,845       $38,079,704     3.14        2.86
      2                     $88,257            $72,812       $17,899,803       $16,211,364     3.14        2.86
      3                     $34,153            $28,176        $6,983,611        $6,428,377     3.14        2.86
      4                     $32,836            $27,090        $9,270,687        $8,711,890     3.14        2.86
      5                     $32,559            $26,862        $7,971,508        $7,221,505     3.14        2.86
      6                     $31,174            $25,719        $6,359,199        $5,823,259     3.14        2.86
      7                     $27,087            $22,347        $4,482,533        $3,823,732     3.14        2.86
      8                     $21,198            $17,489        $6,945,852        $6,251,433     3.14        2.86
      9                     $17,457            $14,402        $5,053,558        $4,520,959     3.14        2.86
     10                     $13,093            $10,802        $4,757,857        $4,132,407     3.14        2.86
     11                     $11,223             $9,259        $2,665,866        $2,300,847     3.14        2.86
     12                     $10,738             $8,859        $3,643,683        $3,260,978     3.14        2.86
     13                         NAP           $255,922       $39,265,542       $36,619,199     3.20        2.98
     14                    $326,600                NAP        $7,629,897        $7,297,712     1.95        1.86
     15                    $365,462           $295,919       $12,788,323       $11,481,126     2.16        1.94

     16                         NAP            $40,705        $1,334,431        $1,334,431     2.76        2.75
     17                         NAP            $25,944          $871,700          $858,536     2.76        2.75
     18                         NAP            $24,751          $830,668          $818,132     2.76        2.75
     19                         NAP            $19,533          $646,467          $646,467     2.76        2.75
     20                         NAP            $12,823          $421,710          $421,710     2.76        2.75
     21                         NAP            $12,823          $421,999          $421,999     2.76        2.75
     22                         NAP            $12,525          $412,194          $412,194     2.76        2.75
     23                    $228,829                NAP        $3,974,337        $3,550,375     1.45        1.29
     24                    $268,022                NAP        $4,575,595        $4,277,989     1.42        1.33
     25                    $173,246           $127,747        $2,955,503        $2,874,839     1.93        1.88
     26                         NAP            $89,654        $2,976,170        $2,852,384     2.77        2.65
     27                    $125,636                NAP        $2,561,747        $2,129,974     1.70        1.41
     28                    $109,699                NAP        $2,548,952        $2,460,930     1.94        1.87
     29                     $93,086                NAP        $3,238,758        $2,736,035     2.90        2.45
     30                     $94,660                NAP        $1,718,676        $1,607,162     1.51        1.41
     31                    $100,868                NAP        $1,693,481        $1,610,837     1.40        1.33
     32                     $99,415                NAP        $1,523,112        $1,494,112     1.28        1.25
     33                    $117,330                NAP        $2,146,606        $2,045,174     1.52        1.45
     34                     $83,755                NAP        $1,747,757        $1,656,461     1.74        1.65

     35                         NAP            $27,854        $1,003,422          $912,236     2.88        2.68
     36                         NAP            $25,268          $834,881          $794,410     2.88        2.68
     37                     $69,957            $56,870        $2,053,342        $1,970,352     3.01        2.89
     38                     $69,236                NAP        $1,287,295        $1,196,913     1.55        1.44
     39                     $73,743                NAP        $1,917,570        $1,880,770     2.17        2.13
     40                     $73,453            $61,813        $1,265,954        $1,194,541     1.71        1.61
     41                     $79,269                NAP        $1,288,254        $1,249,766     1.35        1.31

     42                         NAP            $18,214          $607,294          $558,423     2.80        2.58
     43                         NAP            $16,988          $580,623          $531,091     2.80        2.58
     44                         NAP            $10,408          $342,941          $314,712     2.80        2.58
     45                         NAP             $4,817          $162,920          $154,521     2.80        2.58
     46                     $70,188                NAP        $1,247,752        $1,172,335     1.48        1.39
     47                         NAP            $42,148        $1,400,975        $1,352,053     2.77        2.67
     48                     $72,882                NAP        $1,657,178        $1,590,024     1.89        1.82
     49                         NAP            $41,707        $1,693,228        $1,601,049     3.38        3.20
     50                         NAP            $38,485        $1,328,911        $1,235,522     2.88        2.68
     51                     $52,898                NAP        $1,964,122        $1,742,392     3.09        2.74
     52                     $32,212                NAP          $657,986          $622,333     1.65        1.55
     53                     $18,573                NAP          $347,333          $321,562     1.65        1.55
     54                     $47,126                NAP        $1,095,137        $1,071,521     1.94        1.89
     55                     $44,371                NAP        $2,005,048        $1,900,048     3.77        3.57
     56                     $46,816                NAP        $1,223,110        $1,137,802     2.18        2.03

     57                     $24,699                NAP          $586,394          $570,385     2.09        2.03
     58                     $21,253                NAP          $565,630          $547,611     2.09        2.03
     59                     $45,674                NAP          $985,890          $897,053     1.80        1.64
     60                     $47,538            $39,055          $799,082          $720,983     1.71        1.54
     61                         NAP            $36,247          $944,397          $901,312     2.17        2.07
     62                         NAP            $34,611        $1,446,753        $1,372,053     3.48        3.30
     63                     $62,702                NAP          $966,773          $873,194     1.28        1.16
     64                     $43,768            $36,487        $1,047,118          $890,247     2.39        2.03
     65                     $40,033                NAP        $1,090,646          $979,355     2.27        2.04
     66                     $57,741                NAP        $1,239,534        $1,159,595     1.79        1.67
     67                     $41,705            $34,949          $753,073          $665,777     1.80        1.59
     68                     $40,628                NAP          $850,545          $806,686     1.74        1.65
     69                     $50,555                NAP        $1,194,338        $1,002,928     1.97        1.65
     70                     $36,558                NAP          $756,650          $705,050     1.72        1.61
     71                     $39,564            $32,152          $704,722          $681,878     1.83        1.77
     72                     $40,951                NAP          $901,876          $820,634     1.84        1.67
     73                     $56,161                NAP          $974,257          $928,423     1.45        1.38
     74                     $37,718                NAP          $755,211          $723,150     1.67        1.60
     75                     $36,429                NAP          $765,427          $705,185     1.75        1.61
     76                     $34,572                NAP          $677,192          $609,101     1.63        1.47
     77                     $45,912                NAP          $936,261          $873,373     1.70        1.59
     78                     $31,831                NAP          $625,851          $611,301     1.64        1.60
     79                     $37,758                NAP          $688,162          $627,800     1.52        1.39
     80                     $43,523                NAP          $809,244          $779,244     1.55        1.49
     81                     $31,132            $26,089          $586,968          $515,588     1.87        1.65
     82                     $41,815                NAP          $738,056          $714,365     1.47        1.42
     83                     $47,269                NAP          $802,100          $771,299     1.41        1.36
     84                     $33,000                NAP        $1,543,508        $1,365,900     3.90        3.45
     85                     $47,769                NAP          $928,046          $839,777     1.62        1.47
     86                     $26,872                NAP          $697,589          $600,055     2.16        1.86
     87                     $32,614                NAP          $553,947          $498,346     1.42        1.27
     88                     $29,492                NAP          $733,385          $706,385     2.07        2.00
     89                     $29,096                NAP          $736,599          $608,669     2.11        1.74
     90                         NAP            $21,592        $1,335,563        $1,138,801     5.15        4.40
     91                         NAP            $20,445          $738,487          $689,888     3.01        2.81
     92                     $27,667                NAP          $617,677          $558,237     1.86        1.68
     93                     $26,466            $21,398          $715,198          $589,122     2.79        2.29
     94                     $26,922            $22,752          $666,569          $541,773     2.44        1.98
     95                     $32,526                NAP        $1,075,587          $953,793     2.76        2.44
     96                     $26,318                NAP          $791,041          $722,520     2.50        2.29
     97                     $24,636            $19,552          $445,952          $408,712     1.90        1.74
     98                     $14,206                NAP          $297,419          $260,684     1.78        1.57
     99                     $11,736                NAP          $255,541          $227,139     1.78        1.57
     100                    $22,919            $18,769          $769,389          $722,389     3.42        3.21
     101                    $24,871                NAP          $532,351          $422,102     1.78        1.41
     102                    $23,674            $19,886          $668,380          $582,622     2.80        2.44
     103                    $23,508                NAP          $588,875          $545,875     2.09        1.94
     104                    $33,077                NAP        $1,017,367          $979,619     2.56        2.47
     105                    $34,581                NAP          $587,385          $569,745     1.42        1.37
     106                    $43,292                NAP          $744,133          $728,759     1.43        1.40
     107                    $21,220                NAP        $1,165,656          $990,572     4.58        3.89
     108                    $32,015                NAP          $626,032          $610,482     1.63        1.59
     109                    $20,638                NAP          $711,488          $685,381     2.87        2.77
     110                    $23,287                NAP          $494,523          $450,232     1.77        1.61
     111                    $19,713                NAP          $757,757          $729,638     3.20        3.08
     112                        NAP            $15,954          $405,256          $390,756     2.12        2.04
     113                    $20,872                NAP          $489,779          $471,132     1.96        1.88
     114                    $20,381                NAP          $511,611          $498,820     2.09        2.04
     115                    $25,217                NAP          $377,442          $375,269     1.25        1.24
     116                    $20,903                NAP          $405,875          $366,525     1.62        1.46
     117                    $28,702                NAP          $490,105          $474,705     1.42        1.38
     118                    $19,007                NAP          $868,478          $765,353     3.81        3.36
     119                    $24,275                NAP          $652,561          $527,659     2.24        1.81
     120                    $12,445                NAP          $239,479          $216,345     1.62        1.43
     121                     $8,297                NAP          $164,077          $139,164     1.62        1.43
     122                    $18,896                NAP          $384,659          $383,027     1.70        1.69
     123                    $23,166                NAP          $403,472          $395,767     1.45        1.42
     124                    $26,800                NAP          $463,594          $450,074     1.44        1.40
     125                    $17,756            $14,914          $635,716          $556,741     3.55        3.11
     126                        NAP            $10,750          $722,006          $675,256     5.60        5.23
     127                    $18,946                NAP          $579,013          $510,892     2.55        2.25
     128                    $19,753                NAP          $408,148          $387,852     1.72        1.64
     129                    $16,024                NAP          $303,688          $301,420     1.58        1.57
     130                    $17,724                NAP          $353,530          $351,262     1.66        1.65
     131                    $24,511                NAP          $432,520          $379,091     1.47        1.29
     132                    $17,096                NAP          $285,199          $278,599     1.39        1.36
     133                    $17,947                NAP          $369,301          $355,346     1.71        1.65
     134                    $17,588                NAP          $321,418          $313,679     1.52        1.49
     135                    $16,083                NAP          $335,276          $320,521     1.74        1.66
     136                    $17,391                NAP          $286,999          $271,278     1.38        1.30
     137                    $18,060                NAP          $334,909          $325,265     1.55        1.50
     138                    $18,002                NAP          $324,591          $300,051     1.50        1.39
     139                    $17,297                NAP          $319,787          $277,730     1.54        1.34
     140                    $22,059                NAP          $317,879          $316,243     1.20        1.19
     141                    $21,639                NAP          $313,224          $311,588     1.21        1.20
     142                    $21,220                NAP          $291,184          $289,274     1.14        1.14
     143                    $15,166                NAP          $308,835          $291,268     1.70        1.60
     144                    $15,129                NAP          $378,641          $316,265     2.09        1.74
     145                    $13,914                NAP          $341,360          $333,496     2.04        2.00
     146                    $15,439                NAP          $271,843          $267,487     1.47        1.44
     147                    $14,424                NAP          $281,481          $268,279     1.63        1.55
     148                    $14,801                NAP          $273,867          $259,340     1.54        1.46
     149                    $13,417                NAP          $295,169          $254,107     1.83        1.58
     150                    $14,148                NAP          $273,080          $255,182     1.61        1.50
     151                    $14,202                NAP          $602,161          $554,208     3.53        3.25
     152                    $14,788                NAP          $338,979          $322,979     1.91        1.82
     153                    $18,847                NAP          $323,914          $312,714     1.43        1.38
     154                    $12,774            $10,711          $243,496          $221,757     1.89        1.73
     155                    $13,698                NAP          $560,263          $398,598     3.41        2.42
     156                    $12,442                NAP          $344,322          $307,450     2.31        2.06
     157                    $12,642                NAP          $257,536          $248,391     1.70        1.64
     158                    $11,735                NAP          $264,094          $261,826     1.88        1.86
     159                    $11,156                NAP          $310,260          $295,260     2.32        2.21
     160                    $11,672                NAP          $448,298          $388,653     3.20        2.77
     161                    $11,531                NAP          $265,011          $248,656     1.92        1.80
     162                    $11,551                NAP          $244,258          $217,731     1.76        1.57
     163                    $10,970             $9,013          $200,292          $182,369     1.85        1.69
     164                    $11,110                NAP          $221,200          $207,025     1.66        1.55
     165                    $13,808                NAP          $240,305          $229,074     1.45        1.38
     166                    $10,133                NAP          $199,845          $177,822     1.64        1.46
     167                    $10,624                NAP          $227,034          $201,222     1.78        1.58
     168                     $9,893                NAP          $210,627          $203,167     1.77        1.71
     169                    $10,221                NAP          $199,718          $191,073     1.63        1.56
     170                     $9,363                NAP          $200,332          $177,708     1.78        1.58
     171                     $9,252                NAP          $304,205          $284,618     2.74        2.56
     172                     $8,849                NAP          $256,878          $229,359     2.42        2.16
     173                     $8,470                NAP          $311,765          $289,604     3.07        2.85
     174                     $8,470                NAP          $264,173          $239,311     2.60        2.35
     175                    $12,642                NAP          $754,687          $719,887     4.97        4.75
     176                     $9,513                NAP          $210,551          $184,737     1.84        1.62
     177                     $8,449                NAP          $211,913          $180,614     2.09        1.78
     178                     $7,793                NAP          $190,614          $177,474     2.04        1.90
     179                     $7,711                NAP          $138,585          $136,085     1.50        1.47
     180                     $8,753                NAP          $256,646          $241,659     2.44        2.30
     181                     $8,360                NAP          $226,923          $216,123     2.26        2.15
     182                    $10,631                NAP          $171,229          $159,772     1.34        1.25
     183                     $8,102                NAP          $188,236          $182,588     1.94        1.88
     184                     $8,163                NAP          $182,902          $175,792     1.87        1.79
     185                     $9,099                NAP          $151,423          $142,212     1.39        1.30
     186                     $7,005                NAP          $201,793          $194,770     2.40        2.32
     187                     $7,249                NAP          $205,024          $173,324     2.36        1.99
     188                     $6,796                NAP          $130,448          $118,883     1.60        1.46
     189                     $6,474                NAP          $189,970          $174,459     2.45        2.25
     190                     $7,362                NAP          $334,627          $279,075     3.79        3.16
     191                     $7,473                NAP          $204,798          $177,880     2.28        1.98
     192                     $8,428                NAP          $520,350          $493,350     5.15        4.88
     193                     $6,738                NAP          $186,313          $164,472     2.30        2.03
     194                    $10,907                NAP          $271,052          $248,631     2.07        1.90
     195                     $7,964                NAP          $127,694          $122,561     1.34        1.28
     196                     $7,205                NAP          $119,255          $103,255     1.38        1.19
     197                     $4,130                NAP          $437,276          $435,008     8.82        8.78

                                                                                               2.22        2.05





---------------------------------------------------------------------------------------------------------------------------
  MORTGAGE          CUT-OFF DATE          BALLOON                BALLOON          APPRAISED     VALUATION
  LOAN NO.                   LTV              LTV                BALANCE              VALUE      DATE(10)
---------------------------------------------------------------------------------------------------------------------------
      1                    48.8%            45.6%            $28,657,751       $487,500,000     12/31/2003
      2                    48.8%            45.6%            $15,314,587       $260,400,000     12/31/2003
      3                    48.8%            45.6%             $5,926,288       $100,750,000     12/31/2003
      4                    48.8%            45.6%             $5,697,892       $101,000,000     12/31/2003
      5                    48.8%            45.6%             $5,649,808        $96,000,000     12/31/2003
      6                    48.8%            45.6%             $5,409,391        $92,000,000     12/31/2003
      7                    48.8%            45.6%             $4,700,160        $80,000,000     12/31/2003
      8                    48.8%            45.6%             $3,678,386        $62,800,000     12/31/2003
      9                    48.8%            45.6%             $3,029,259        $51,500,000     12/31/2003
     10                    48.8%            45.6%             $2,271,944        $38,700,000     12/31/2003
     11                    48.8%            45.6%             $1,947,381        $33,200,000     12/31/2003
     12                    48.8%            45.6%             $1,863,235        $31,600,000     12/31/2003
     13                    59.8%            59.8%            $65,000,000       $435,000,000     03/03/2003
     14                    62.2%            51.7%            $49,647,462        $96,100,000     09/11/2003
     15                    67.9%            62.4%            $54,290,089       $145,000,000     08/01/2003

     16                    50.2%            50.2%            $10,030,020        $21,000,000     07/07/2003
     17                    50.2%            50.2%             $6,392,760        $12,510,000     07/08/2003
     18                    50.2%            50.2%             $6,098,840        $11,930,000     07/08/2003
     19                    50.2%            50.2%             $4,812,940         $9,380,000     07/01/2003
     20                    50.2%            50.2%             $3,159,640         $6,101,123     07/10/2003
     21                    50.2%            50.2%             $3,159,640         $6,140,000     07/07/2003
     22                    50.2%            50.2%             $3,086,160         $6,100,000     07/01/2003
     23                    69.8%            54.6%            $27,304,159        $50,000,000     09/18/2003
     24                    61.2%             1.5%               $823,980        $55,500,000     09/10/2003
     25                    66.5%            55.9%            $24,040,555        $43,000,000     09/01/2003
     26                    58.3%            58.3%            $21,560,000        $37,000,000     09/27/2003
     27                    58.2%            49.5%            $17,834,026        $36,000,000     09/17/2003
     28                    66.8%            62.2%            $18,529,947        $29,800,000     09/02/2003
     29                    49.9%            41.4%            $14,090,123        $34,000,000     04/10/2003
     30                    75.1%            67.4%            $15,161,056        $22,500,000     08/05/2003
     31                    72.9%            56.7%            $12,184,220        $21,500,000     10/01/2003
     32                    77.3%            47.6%             $9,184,413        $19,300,000     05/27/2003
     33                    49.1%            21.3%             $6,431,308        $30,250,000     10/27/2003
     34                    52.9%            44.6%            $12,302,340        $27,600,000     07/12/2003

     35                    52.6%            52.6%             $7,000,000        $13,400,000     08/09/2003
     36                    52.6%            52.6%             $6,350,000        $12,000,000     05/13/2003
     37                    49.0%            45.5%            $11,607,121        $25,500,000     06/16/2003
     38                    75.1%            67.4%            $11,089,043        $16,457,000     08/01/2003
     39                    51.5%            44.2%            $10,574,389        $23,900,000     08/20/2003
     40                    74.1%            65.2%            $10,564,033        $16,200,000     08/19/2003
     41                    75.8%            47.0%             $7,279,286        $15,500,000     08/10/2003

     42                    51.9%            51.9%             $4,235,000         $7,800,000     04/15/2003
     43                    51.9%            51.9%             $3,950,000         $8,240,000     04/15/2003
     44                    51.9%            51.9%             $2,420,000         $4,450,000     09/15/2003
     45                    51.9%            51.9%             $1,120,000         $2,100,000     04/07/2003
     46                    71.2%            55.8%             $8,367,264        $15,000,000     09/01/2003
     47                    55.0%            55.0%            $10,450,000        $19,000,000     12/31/2002
     48                    55.5%            21.4%             $4,014,823        $18,800,000     09/01/2004
     49                    45.2%            45.2%            $10,070,000        $22,300,000     08/09/2003
     50                    52.9%            52.9%             $9,255,000        $17,500,000     10/08/2003
     51                    38.2%            32.2%             $7,758,888        $24,100,000     06/23/2003
     52                    61.6%            52.3%             $4,674,963         $8,800,000     04/11/2003
     53                    61.6%            52.3%             $2,695,475         $5,300,000     04/10/2003
     54                    67.2%            56.5%             $6,949,749        $12,300,000     09/04/2003
     55                    32.3%            26.8%             $6,773,733        $25,300,000     08/12/2003
     56                    57.3%            48.7%             $6,879,702        $14,140,000     01/01/2003

     57                    51.2%            43.1%             $3,611,990         $7,900,000     09/29/2003
     58                    51.2%            43.1%             $3,107,991         $7,700,000     09/29/2003
     59                    64.3%            54.1%             $6,707,185        $12,400,000     08/05/2003
     60                    72.9%            67.4%             $7,214,089        $10,700,000     10/01/2003
     61                    49.4%            49.4%             $7,800,000        $15,800,000     07/28/2003
     62                    33.5%            33.5%             $7,700,000        $23,000,000     07/24/2003
     63                    69.9%            53.7%             $5,912,127        $11,000,000     03/24/2003
     64                    60.0%            53.0%             $6,619,272        $12,500,000     09/05/2003
     65                    54.7%            45.4%             $6,172,038        $13,600,000     05/14/2003
     66                    45.3%             0.9%               $134,339        $15,800,000     08/26/2003
     67                    69.6%            65.0%             $6,634,020        $10,200,000     10/01/2003
     68                    59.3%            50.2%             $5,897,045        $11,750,000     08/07/2003
     69                    60.5%             1.9%               $219,408        $11,500,000     08/20/2003
     70                    72.2%            59.4%             $5,676,274         $9,550,000     07/10/2003
     71                    74.2%            64.0%             $5,698,803         $8,900,000     10/30/2003
     72                    68.6%            53.3%             $5,010,499         $9,400,000     06/27/2003
     73                    50.6%             1.1%               $133,528        $12,560,000     06/30/2003
     74                    74.7%            64.1%             $5,228,105         $8,150,000     11/17/2003
     75                    67.0%            57.2%             $5,146,882         $9,000,000     08/20/2003
     76                    68.0%            58.0%             $5,016,369         $8,650,000     11/25/2002
     77                    43.9%            38.0%             $4,944,823        $13,000,000     10/02/2003
     78                    67.8%            60.9%             $5,020,347         $8,250,000     08/02/2003
     79                    77.6%            62.8%             $4,336,435         $6,900,000     08/27/2002
     80                    49.3%             1.0%               $103,513        $10,750,000     06/25/2003
     81                    60.2%            56.3%             $4,952,155         $8,800,000     10/01/2003
     82                    58.8%             1.1%                $98,754         $8,750,000     05/23/2003
     83                    59.6%             1.0%                $84,954         $8,600,000     07/03/2003
     84                    36.3%            31.3%             $4,385,079        $14,000,000     07/23/2003
     85                    51.7%             0.9%                $83,594         $9,800,000     07/25/2003
     86                    61.7%            57.1%             $4,620,207         $8,090,000     08/08/2003
     87                    69.8%            56.6%             $4,046,180         $7,150,000     10/01/2003
     88                    58.5%            44.2%             $3,764,703         $8,525,000     06/19/2003
     89                    57.0%            48.3%             $4,198,842         $8,700,000     09/02/2003
     90                    26.7%            26.7%             $4,750,000        $17,800,000     07/16/2003
     91                    55.3%            55.3%             $4,700,000         $8,500,000     04/01/2003
     92                    62.9%            53.3%             $3,973,835         $7,450,000     08/20/2003
     93                    59.6%            54.2%             $4,225,519         $7,800,000     08/01/2003
     94                    43.5%            40.1%             $4,145,648        $10,350,000     09/16/2003
     95                    46.8%            31.0%             $2,979,665         $9,600,000     11/01/2003
     96                    42.0%            32.1%             $3,287,475        $10,250,000     10/16/2003
     97                    74.6%            63.9%             $3,641,687         $5,700,000     07/18/2003
     98                    62.1%            53.3%             $1,970,172         $3,450,000     09/04/2003
     99                    62.1%            53.3%             $1,627,533         $3,300,000     09/04/2003
     100                   47.6%            41.8%             $3,551,846         $8,500,000     10/01/2003
     101                   64.9%            49.3%             $3,054,690         $6,200,000     07/14/2003
     102                   48.2%            44.3%             $3,679,040         $8,300,000     09/16/2003
     103                   47.4%            40.3%             $3,381,370         $8,400,000     06/17/2003
     104                   34.0%             0.7%                $83,665        $11,700,000     09/18/2003
     105                   60.0%             1.4%                $95,539         $6,600,000     09/09/2003
     106                   35.7%             0.6%                $67,903        $11,000,000     09/09/2003
     107                   27.4%            22.9%             $3,167,045        $13,800,000     06/18/2003
     108                   47.5%             1.1%                $84,340         $7,950,000     09/19/2003
     109                   38.6%            32.1%             $3,112,559         $9,700,000     04/15/2003
     110                   70.9%            55.6%             $2,780,358         $5,000,000     08/06/2003
     111                   38.3%            31.9%             $2,954,000         $9,250,000     10/21/2003
     112                   64.8%            64.8%             $3,500,000         $5,400,000     05/09/2003
     113                   57.2%            48.7%             $2,970,533         $6,100,000     05/29/2003
     114                   64.6%            54.7%             $2,951,184         $5,400,000     08/04/2003
     115                   63.1%             2.0%               $109,958         $5,500,000     08/11/2003
     116                   71.0%            61.2%             $2,890,063         $4,725,000     07/02/2003
     117                   59.8%             1.4%                $79,297         $5,500,000     09/09/2003
     118                   33.9%            24.4%             $2,371,390         $9,700,000     05/09/2003
     119                   40.4%             1.4%               $111,173         $8,100,000     08/08/2003
     120                   68.9%            53.7%             $1,510,247         $2,720,000     06/26/2003
     121                   68.9%            53.7%             $1,006,832         $1,970,000     06/26/2003
     122                   59.3%            44.9%             $2,415,251         $5,375,000     07/24/2003
     123                   67.5%             2.2%               $102,173         $4,700,000     09/10/2003
     124                   59.0%             1.4%                $74,041         $5,200,000     09/09/2003
     125                   39.5%            36.3%             $2,759,280         $7,600,000     09/16/2003
     126                   26.8%            26.8%             $3,000,000        $11,200,000     06/09/2003
     127                   51.1%            39.6%             $2,314,174         $5,850,000     08/01/2003
     128                   45.9%            28.1%             $1,829,015         $6,500,000     06/30/2003
     129                   64.9%            53.8%             $2,459,938         $4,570,000     06/21/2003
     130                   53.5%            45.9%             $2,477,776         $5,400,000     09/08/2003
     131                   60.4%             1.4%                $65,171         $4,740,000     07/11/2003
     132                   74.7%            63.8%             $2,422,761         $3,800,000     10/01/2003
     133                   65.9%            51.1%             $2,196,833         $4,300,000     06/25/2003
     134                   68.3%            58.9%             $2,409,263         $4,090,000     08/20/2003
     135                   59.1%            49.9%             $2,320,919         $4,650,000     08/01/2003
     136                   78.0%            60.7%             $2,110,477         $3,475,000     08/11/2003
     137                   69.4%            63.6%             $2,480,044         $3,900,000     07/14/2003
     138                   68.2%            52.5%             $2,073,073         $3,950,000     09/12/2003
     139                   74.7%            58.1%             $2,093,327         $3,600,000     08/28/2003
     140                   61.8%            28.2%             $1,184,127         $4,200,000     06/17/2003
     141                   62.1%            28.3%             $1,161,616         $4,100,000     06/14/2003
     142                   59.4%            27.1%             $1,139,104         $4,200,000     06/16/2003
     143                   66.4%            56.8%             $2,131,170         $3,750,000     07/10/2003
     144                   60.6%            46.3%             $1,899,871         $4,100,000     08/05/2003
     145                   63.7%            53.4%             $2,081,358         $3,900,000     06/20/2003
     146                   53.1%            46.2%             $2,078,236         $4,500,000     08/08/2003
     147                   70.0%            60.0%             $2,010,103         $3,350,000     09/03/2003
     148                   68.9%            54.2%             $1,761,260         $3,250,000     08/07/2003
     149                   53.2%            40.5%             $1,700,450         $4,200,000     06/26/2003
     150                   63.4%            49.5%             $1,708,456         $3,450,000     08/18/2003
     151                   25.4%            19.9%             $1,710,288         $8,600,000     07/09/2003
     152                   57.4%            37.0%             $1,407,730         $3,800,000     07/23/2003
     153                   60.0%             1.4%                $52,070         $3,600,000     09/10/2003
     154                   62.7%            53.9%             $1,804,292         $3,350,000     09/16/2003
     155                   29.5%            23.1%             $1,638,475         $7,100,000     09/16/2003
     156                   48.1%            41.4%             $1,778,598         $4,300,000     09/16/2002
     157                   72.0%            65.2%             $1,825,509         $2,800,000     09/27/2003
     158                   51.1%            43.2%             $1,689,893         $3,910,000     09/18/2003
     159                   41.5%            34.7%             $1,666,345         $4,800,000     07/28/2003
     160                   37.7%            28.7%             $1,463,527         $5,100,000     10/20/2003
     161                   57.1%            48.8%             $1,629,585         $3,340,000     07/24/2003
     162                   64.4%            55.4%             $1,605,443         $2,900,000     06/25/2003
     163                   75.0%            69.4%             $1,664,789         $2,400,000     10/01/2003
     164                   40.4%            31.6%             $1,327,624         $4,200,000     10/22/2003
     165                   60.7%             1.3%                $35,845         $2,700,000     10/17/2003
     166                   65.2%            50.4%             $1,235,451         $2,450,000     10/06/2003
     167                   61.2%            48.3%             $1,256,559         $2,600,000     08/11/2003
     168                   51.4%            44.2%             $1,371,135         $3,100,000     06/18/2003
     169                   60.5%            47.1%             $1,239,595         $2,630,000     06/26/2003
     170                   53.0%            45.5%             $1,320,339         $2,900,000     04/04/2003
     171                   35.9%            30.7%             $1,303,146         $4,240,000     07/02/2003
     172                   44.7%            37.9%             $1,269,307         $3,350,000     12/01/2003
     173                   41.5%            34.8%             $1,254,042         $3,600,000     07/01/2003
     174                   49.8%            41.8%             $1,254,042         $3,000,000     07/01/2003
     175                   12.2%             0.1%                $12,579        $12,200,000     09/04/2003
     176                   58.1%            45.9%             $1,123,783         $2,450,000     07/14/2003
     177                   46.7%            40.1%             $1,163,948         $2,900,000     09/19/2003
     178                   52.8%            44.5%             $1,135,284         $2,550,000     07/01/2003
     179                   70.0%            59.6%             $1,101,719         $1,850,000     08/15/2003
     180                   40.8%            32.3%             $1,025,602         $3,175,000     08/20/2003
     181                   43.7%            34.0%             $1,009,249         $2,965,000     08/07/2003
     182                   66.8%             1.7%                $29,940         $1,810,000     08/01/2003
     183                   61.6%            48.9%               $947,929         $1,940,000     07/14/2003
     184                   44.5%            35.5%               $950,080         $2,680,000     07/14/2003
     185                   68.2%            47.2%               $801,848         $1,700,000     07/23/2003
     186                   44.8%            38.4%               $978,575         $2,550,000     07/24/2003
     187                   53.9%            49.5%             $1,038,635         $2,100,000     07/22/2003
     188                   59.6%            47.4%               $791,717         $1,670,000     07/25/2003
     189                   33.2%            25.9%               $778,390         $3,000,000     06/26/2003
     190                   26.4%            17.8%               $667,929         $3,760,000     09/22/2003
     191                   34.2%             1.2%                $35,531         $2,900,000     08/13/2003
     192                   10.9%             0.1%                 $8,385         $9,100,000     09/04/2003
     193                   37.3%            24.2%               $640,480         $2,650,000     07/10/2003
     194                   33.5%             0.6%                $17,464         $2,950,000     10/09/2003
     195                   54.0%             1.4%                $23,138         $1,650,000     09/17/2003
     196                   58.1%            50.5%               $752,608         $1,490,000     09/04/2003
     197                   11.4%             9.7%               $592,355         $6,130,000     06/12/2003

                           58.3%            45.7%







---------------------------------------------------------------------------------------------------------------------
  MORTGAGE                                                                     LEASE
  LOAN NO.   LARGEST TENANT(11)                                           EXPIRATION DATE         % NSF
---------------------------------------------------------------------------------------------------------------------
      1      AT&T Communications, Inc.                                      03/31/2009            46.0%
      2      William Blair                                                  07/31/2011            30.6%
      3      JP Morgan Chase                                                12/31/2005            39.6%
      4      Crompton Corp.                                                 11/30/2014            24.2%
      5      The Carson Group                                               04/30/2007            14.2%
      6      Acordia Northwest                                              12/31/2009            13.6%
      7      Mellon Capital Management                                      11/30/2007            11.6%
      8      Primavera Systems                                              07/31/2007            23.5%
      9      GSA / FBI                                                      11/22/2012            17.0%
     10      Philadelphia Insurance                                         02/28/2008            18.7%
     11      Frank Crystal & Company                                        03/31/2006            16.9%
     12      Judge, Inc.                                                    10/31/2004            10.0%
     13      Latham & Watkins                                               12/14/2009            20.5%
     14      JC Penney                                                      11/30/2010            26.5%
     15      Financial Guaranty Insurance Company                           12/31/2006            14.5%

     16      Wal-Mart Stores Inc.                                           08/12/2017           100.0%
     17      Lowe's                                                         01/31/2017           100.0%
     18      Lowe's                                                         09/30/2015           100.0%
     19      Circuit City                                                   01/31/2018           100.0%
     20      Circuit City                                                   11/30/2018           100.0%
     21      Circuit City                                                   01/31/2018           100.0%
     22      Kroger                                                         03/31/2018           100.0%
     23      Target                                                         01/31/2010            19.9%
     24      Gallup                                                         10/31/2018           100.0%
     25      Circuit City                                                   01/01/2017            32.7%
     26      Wal-Mart Stores Inc.                                           08/01/2022            51.9%
     27      International Foundation for Election Sytstems, Inc.           09/30/2009            13.9%
     28      The Great Indoors                                              01/31/2022            51.7%
     29      Toys R Us - Ground Lease                                       01/31/2012            10.4%
     30      UCSD Orthomed                                                  01/31/2007            16.7%
     31      Circuit City                                                   01/31/2017            27.8%
     32      NAP                                                                NAP                 NAP
     33      Smith's Food King                                              10/31/2019            41.5%
     34      Toys R Us                                                      01/31/2008            28.0%

     35      Shop n Save                                                    12/31/2009            30.6%
     36      Bi-Lo, Inc.                                                    05/31/2023           100.0%
     37      Shaw's Supermarkets, Inc.                                      02/28/2016            39.2%
     38      Triad Inc & So Health System                                   05/31/2010             8.9%
     39      NAP                                                                NAP                 NAP
     40      Border's, Inc.                                                 01/31/2017            26.9%
     41      Rite Aid                                                       10/31/2014            18.3%

     42      Bi-Lo, Inc.                                                    06/30/2021            77.5%
     43      Bi-Lo, Inc.                                                    03/01/2022            73.3%
     44      Bi-Lo, Inc.                                                    05/31/2023           100.0%
     45      Eckerd                                                         02/02/2016           100.0%
     46      Blower Dempsay Corporation                                     11/12/2023           100.0%
     47      John Deere                                                     06/30/2017           100.0%
     48      Shaw's Supermarkets, Inc.                                      02/28/2029            31.7%
     49      Stein Mart                                                     08/31/2016            17.8%
     50      Costco                                                         02/28/2011            52.4%
     51      University Lang                                                01/31/2006             7.4%
     52      Tenet Healthcare                                               01/09/2008            78.6%
     53      Sapphos Environmental                                          03/14/2008            51.6%
     54      Best Buy Stores, L.P.                                          01/31/2019            72.5%
     55      NAP                                                                NAP                 NAP
     56      Kivowitz/ Rubens/ Wilson/ Trabulu                              11/30/2004            14.5%

     57      A&P Super Market                                               05/31/2006            54.7%
     58      Blockbuster Video                                              01/31/2006            28.7%
     59      Ross Stores, Inc.                                              01/31/2013            26.1%
     60      Van Ommeren Shipping LLC                                       09/30/2005            13.1%
     61      Home Depot                                                     01/31/2015           100.0%
     62      NAP                                                                NAP                 NAP
     63      Bishop Electronics                                             02/28/2005             7.6%
     64      City National Bank                                             12/31/2012            18.3%
     65      Office Max                                                     06/19/2007            28.6%
     66      Walgreens                                                      03/02/2019            13.6%
     67      Ben Marketing Acquisition                                      04/30/2004            26.8%
     68      Swiss Re Underwriters                                          06/30/2009            69.2%
     69      Value City Department Store                                    01/31/2009            21.6%
     70      NAP                                                                NAP                 NAP
     71      NAP                                                                NAP                 NAP
     72      Denver School of Massage                                       03/31/2010            19.8%
     73      Bed, Bath & Beyond                                             01/31/2013            52.5%
     74      Solarium at Alpaharetta                                        09/01/2009            15.6%
     75      K.V. Mart                                                      12/31/2019            35.8%
     76      Just for Feet                                                  02/28/2009            30.3%
     77      Autosplice, Inc.                                               12/31/2006            54.3%
     78      NAP                                                                NAP                 NAP
     79      Wal-Mart Stores Inc.                                           12/31/2010            65.0%
     80      NAP                                                                NAP                 NAP
     81      Valhalla Corp.                                                 06/30/2005            19.9%
     82      Snak King                                                      10/31/2018           100.0%
     83      Big Y Food, Inc.                                               11/14/2015            63.6%
     84      NAP                                                                NAP                 NAP
     85      Sears                                                          01/31/2013            49.7%
     86      Center For Educational Excellence                              08/31/2011            32.4%
     87      Aon Service Corporation                                        11/30/2012           100.0%
     88      NAP                                                                NAP                 NAP
     89      Pajaro Valley Unified School District                          10/31/2011            92.1%
     90      NHW Enterprises Inc.                                           10/31/2007             9.1%
     91      Home Goods, Inc.                                               11/30/2010            44.6%
     92      Cycle Barn                                                     05/31/2010            32.9%
     93      La Mesa OB/GYN                                                 01/31/2005             8.1%
     94      Nova Transportation Services                                   09/30/2005           100.0%
     95      NAP                                                                NAP                 NAP
     96      Hoag Memorial Hospital                                             NAP               10.9%
     97      GSA                                                            09/17/2008            59.6%
     98      Select Resources                                               12/14/2008            25.3%
     99      GA Communications                                              03/29/2006            33.3%
     100     NAP                                                                NAP                 NAP
     101     Advanced Panelization, Inc.                                    08/31/2006            39.8%
     102     Hanes Companies, Inc.                                          08/31/2007            78.2%
     103     NAP                                                                NAP                 NAP
     104     Priscila Yu                                                    07/30/2005             7.9%
     105     Bob's Discount Furniture                                       10/31/2023           100.0%
     106     NAP                                                                NAP                 NAP
     107     FXC Corporation                                                06/30/2006            22.3%
     108     The Room Store                                                 11/30/2018           100.0%
     109     Publix Super Markets, Inc.                                     03/31/2023            67.8%
     110     Santa Fe Furnishing                                            04/01/2006            20.9%
     111     NAP                                                                NAP                 NAP
     112     NAP                                                                NAP                 NAP
     113     Agnes B.                                                       07/31/2012           100.0%
     114     NAP                                                                NAP                 NAP
     115     Walgreens                                                      09/06/2078           100.0%
     116     Petco                                                          01/31/2011            33.0%
     117     Bob's Discount Furniture                                       10/31/2023           100.0%
     118     Long Drugs                                                     05/31/2008            20.5%
     119     Stockdale Music                                                06/30/2012            17.3%
     120     NAP                                                                NAP                 NAP
     121     NAP                                                                NAP                 NAP
     122     River Forest CVS, L.L.C                                        01/31/2026           100.0%
     123     Landam Gallatin LLC                                            09/04/2023            71.6%
     124     Bob's Discount Furniture                                       10/31/2023           100.0%
     125     Torrez Trucking, Inc.                                          04/30/2006            32.9%
     126     NAP                                                                NAP                 NAP
     127     ABC Supply Co., Inc.                                           09/30/2007            20.0%
     128     NAP                                                                NAP                 NAP
     129     Walgreen Company, an Illinois Corporation                      06/30/2061           100.0%
     130     Walgreen Arizona Drug Co.                                      09/30/2020           100.0%
     131     Registrat, Inc.                                                07/31/2008            42.2%
     132     NAP                                                                NAP                 NAP
     133     NAP                                                                NAP                 NAP
     134     Eckerd                                                         04/06/2020           100.0%
     135     Copy Club                                                      10/03/2011            35.9%
     136     The Original Mattress Factory, Inc.                            02/28/2007            21.6%
     137     NAP                                                                NAP                 NAP
     138     Carraba's/West Florida J.V.                                    05/31/2005            22.6%
     139     Infosys Corporation                                            11/30/2006            17.1%
     140     Eckerd                                                         08/04/2019           100.0%
     141     Eckerd                                                         01/25/2019           100.0%
     142     Eckerd                                                         01/26/2019           100.0%
     143     Classy Closets                                                 01/01/2012            56.2%
     144     Thomson Learning, Inc.                                         10/31/2009            17.8%
     145     NAP                                                                NAP                 NAP
     146     L&R Auto Parks, Inc.                                           08/31/2018           100.0%
     147     Okuma America Corporation                                      02/28/2010           100.0%
     148     WC&B Investments, Inc                                          07/31/2010            29.1%
     149     Thor Industries, Inc.                                          10/31/2008           100.0%
     150     Able Engineering/Metallic                                      02/28/2012           100.0%
     151     City of San Francisco                                          06/30/2008            35.6%
     152     NAP                                                                NAP                 NAP
     153     Bob's Discount Furniture                                       10/31/2023           100.0%
     154     Circuit City                                                   01/31/2012            81.3%
     155     LAUSD                                                          06/30/2006            23.3%
     156     THC of Nevada                                                  03/31/2009            42.6%
     157     NAP                                                                NAP                 NAP
     158     Walgreens                                                      02/29/2060           100.0%
     159     NAP                                                                NAP                 NAP
     160     Q Safety                                                       03/31/2004            10.6%
     161     NAP                                                                NAP                 NAP
     162     Bank of America                                                07/31/2009            44.8%
     163     Great Expectations                                             09/14/2004            35.5%
     164     Uncle Julio's of Illinois, Inc                                 01/31/2008           100.0%
     165     Aaron Brothers, Inc.                                           02/28/2013            57.9%
     166     Print 2000                                                     12/31/2004            34.8%
     167     A&A Quality Appliances                                         07/31/2004            15.9%
     168     AutoZone, Inc                                                  04/30/2013            44.3%
     169     NAP                                                                NAP                 NAP
     170     Beverly Healthcare Inc.                                        10/14/2006            27.0%
     171     NAP                                                                NAP                 NAP
     172     Government Contract Solutions, Inc.                            12/31/2006            23.5%
     173     Newport Diagnostic                                             10/21/2006            61.5%
     174     Westfore, Inc                                                  02/28/2005            25.3%
     175     NAP                                                                NAP                 NAP
     176     Los Cabos, Inc.                                                09/30/2005            14.6%
     177     Issa's Restaurant                                              06/01/2013            19.0%
     178     Village Development                                            07/31/2010            77.8%
     179     NAP                                                                NAP                 NAP
     180     PetsMart                                                       03/31/2016           100.0%
     181     NAP                                                                NAP                 NAP
     182     Carsmetics, Inc.                                               10/31/2012            80.9%
     183     NAP                                                                NAP                 NAP
     184     NAP                                                                NAP                 NAP
     185     Handley Dental                                                 12/31/2012            26.6%
     186     NAP                                                                NAP                 NAP
     187     Precision Pedestal                                             12/31/2003             9.1%
     188     Pacific Pride Baking Co.                                       11/30/2008           100.0%
     189     Maps.com                                                       03/31/2005            27.7%
     190     Motion Industries, Inc.                                        06/30/2005            18.0%
     191     NAP                                                                NAP                 NAP
     192     NAP                                                                NAP                 NAP
     193     Steamfast, Inc.- Rey Satellite Systems                         08/31/2004             7.5%
     194     CSI, Inc.                                                      02/28/2005            49.8%
     195     AutoZone, Inc.                                                 08/31/2013            81.1%
     196     NAP                                                                NAP                 NAP
     197     Walgreens                                                      05/25/2021           100.0%








----------------------------------------------------------------------------------------------------------
  MORTGAGE                                                         LEASE
  LOAN NO. SECOND LARGEST TENANT(11)                          EXPIRATION DATE             % NSF
----------------------------------------------------------------------------------------------------------
      1    McDermott, Will & Emery                               04/30/2017               15.3%
      2    USG                                                   06/30/2007               28.4%
      3    Hellmuth, Obata & Kassabaum                           11/30/2012               10.7%
      4    Amaranth                                              12/31/2015               20.7%
      5    Windels, Marx, Dav                                    09/30/2007               12.6%
      6    Amazon.com                                            10/31/2007                9.1%
      7    SelectQuote Insurance Services                        03/31/2005                8.6%
      8    Promissor, Inc.                                       04/30/2011               17.8%
      9    Aon                                                   05/20/2005                5.2%
     10    Healthcare Business Resources                         09/30/2008               10.5%
     11    The Davidsohn Group, Inc.                             12/30/2009               10.0%
     12    Primavera Systems                                     07/31/2007                5.3%
     13    Pacific Enterprise                                    06/30/2010               17.1%
     14    Beall's Outlet                                        01/31/2008                3.9%
     15    GJF Construction Corporation                          06/30/2007                4.6%

     16    NAP                                                      NAP                     NAP
     17    NAP                                                      NAP                     NAP
     18    NAP                                                      NAP                     NAP
     19    NAP                                                      NAP                     NAP
     20    NAP                                                      NAP                     NAP
     21    NAP                                                      NAP                     NAP
     22    NAP                                                      NAP                     NAP
     23    Home Depot                                            01/31/2009               18.1%
     24    NAP                                                      NAP                     NAP
     25    Linens 'N Things                                      01/01/2018               24.3%
     26    TJ Maxx                                               10/01/2012                7.8%
     27    National  Endowment for Democracy                     08/31/2006               12.2%
     28    Circuit City                                          01/31/2018               12.8%
     29    Staples                                               10/31/2006                8.5%
     30    Samuel Wood, MD                                       09/30/2006                5.6%
     31    Ross                                                  01/31/2008               18.4%
     32    NAP                                                      NAP                     NAP
     33    Tuesday Morning                                       07/15/2006                8.7%
     34    TJ Maxx                                               01/31/2009               14.2%

     35    Michael's Stores                                      02/28/2011               16.8%
     36    NAP                                                      NAP                     NAP
     37    CVS Toyworks                                          08/31/2005               16.5%
     38    Dominick Sisto MD, Inc.                               04/30/2010                8.9%
     39    NAP                                                      NAP                     NAP
     40    Fasel Furniture                                       09/30/2007               14.2%
     41    Harmony School                                        09/30/2009               17.2%

     42    Blockbuster Video                                     04/30/2010               11.6%
     43    Golf Augusta Pro                                      12/31/2005                6.1%
     44    NAP                                                      NAP                     NAP
     45    NAP                                                      NAP                     NAP
     46    NAP                                                      NAP                     NAP
     47    NAP                                                      NAP                     NAP
     48    Marshall's                                            01/31/2015               14.5%
     49    Ross Dress for Less                                   01/31/2012               15.7%
     50    Sports Authority                                      06/30/2011               19.3%
     51    Internet Trading                                      07/31/2004                5.3%
     52    Washington Mutual                                     01/13/2008               21.4%
     53    French Connection                                     07/07/2007               48.4%
     54    Petco Animal Supplies, Inc.                           01/31/2009               27.5%
     55    NAP                                                      NAP                     NAP
     56    Arnold W. Klein MD                                    09/30/2006               12.4%

     57    Eckerd                                                01/31/2010               27.4%
     58    People's Bank                                         12/31/2006               28.5%
     59    Jo-Ann Stores, Inc. (House of Fabric)                 01/31/2005               17.6%
     60    World Courier Group, Inc.                             04/30/2004               12.8%
     61    NAP                                                      NAP                     NAP
     62    NAP                                                      NAP                     NAP
     63    Mothers Cake and Cookie                               10/31/2008                7.2%
     64    General Services Administration                       04/18/2008               14.4%
     65    Dollar Store                                          01/31/2014               13.8%
     66    Hallmark Creations                                    02/28/2005                6.4%
     67    Biondo Group                                          04/30/2004               10.3%
     68    Robertson, Vick & Capella, LLP                        10/31/2008               19.9%
     69    Value City Furniture                                  12/31/2007               11.9%
     70    NAP                                                      NAP                     NAP
     71    NAP                                                      NAP                     NAP
     72    Player's Bench                                        07/31/2006                6.9%
     73    Borders Books & Music                                 10/31/2016               36.7%
     74    Mattress Zone                                         09/07/2008               10.8%
     75    Mission Bazaar                                        12/31/2006               34.2%
     76    Visionworks                                           05/31/2015               13.5%
     77    Phamatech                                             11/30/2010               45.7%
     78    NAP                                                      NAP                     NAP
     79    Kroger                                                12/31/2011               25.7%
     80    NAP                                                      NAP                     NAP
     81    Sillery Mayer & Partners                              07/31/2004                9.3%
     82    NAP                                                      NAP                     NAP
     83    Family Dollar Stores, Inc.                            12/31/2005                8.8%
     84    NAP                                                      NAP                     NAP
     85    Supervalu Holding                                     12/31/2008               10.0%
     86    Rite Aid                                              05/31/2012               17.0%
     87    NAP                                                      NAP                     NAP
     88    NAP                                                      NAP                     NAP
     89    H.T. Harvey and Associates                            06/30/2004                1.4%
     90    Gramercy Jewelry Mfg. Corp.                           01/31/2007                9.1%
     91    Office Max, Inc.                                      12/31/2015               34.8%
     92    Gold's Gym                                            06/30/2010               19.9%
     93    San Diego Urology                                     06/30/2008                7.8%
     94    NAP                                                      NAP                     NAP
     95    NAP                                                      NAP                     NAP
     96    Saddleback Interiors                                  07/31/2004                4.7%
     97    Phoenix International                                 11/30/2006               40.4%
     98    Thermal Press International                           10/14/2008               13.1%
     99    RSD Refrigeration                                     04/19/2008               29.9%
     100   NAP                                                      NAP                     NAP
     101   Wolstein                                              03/31/2005               35.9%
     102   John Crane, Inc                                       02/28/2007               21.8%
     103   NAP                                                      NAP                     NAP
     104   Korean Garment Wholesaler                             02/28/2005                5.5%
     105   NAP                                                      NAP                     NAP
     106   NAP                                                      NAP                     NAP
     107   Orange County Direct Marketing                        08/31/2006               14.9%
     108   NAP                                                      NAP                     NAP
     109   Home Plate Liquors                                    06/27/2009                4.3%
     110   Furniture Concepts                                    03/01/2006               17.8%
     111   NAP                                                      NAP                     NAP
     112   NAP                                                      NAP                     NAP
     113   NAP                                                      NAP                     NAP
     114   NAP                                                      NAP                     NAP
     115   NAP                                                      NAP                     NAP
     116   Factory Card & Party Outlet                           10/31/2005               21.1%
     117   NAP                                                      NAP                     NAP
     118   Ace Hardware                                          10/31/2004                6.4%
     119   Outback Steak House                                   12/31/2004               11.6%
     120   NAP                                                      NAP                     NAP
     121   NAP                                                      NAP                     NAP
     122   NAP                                                      NAP                     NAP
     123   Aldi (Indiana) L.P.                                   09/09/2018               18.6%
     124   NAP                                                      NAP                     NAP
     125   Anderson-SCN Services, LLC                            09/30/2005               32.9%
     126   NAP                                                      NAP                     NAP
     127   SVC Girl Scout Council                                03/31/2004               13.5%
     128   NAP                                                      NAP                     NAP
     129   NAP                                                      NAP                     NAP
     130   NAP                                                      NAP                     NAP
     131   Robert Half International                             10/31/2006               10.9%
     132   NAP                                                      NAP                     NAP
     133   NAP                                                      NAP                     NAP
     134   NAP                                                      NAP                     NAP
     135   Pacific Dental                                        05/06/2011               17.6%
     136   Nextel Retail Stores, Inc.                            08/31/2007               17.4%
     137   NAP                                                      NAP                     NAP
     138   Pet Supermarket, Inc.                                 12/31/2004               20.2%
     139   Aegis Mortgage Corporation                            03/31/2004               13.6%
     140   NAP                                                      NAP                     NAP
     141   NAP                                                      NAP                     NAP
     142   NAP                                                      NAP                     NAP
     143   Paisano sublease                                      01/31/2008               13.5%
     144   Mapleton Communications, LLC                          02/28/2010               17.7%
     145   NAP                                                      NAP                     NAP
     146   NAP                                                      NAP                     NAP
     147   NAP                                                      NAP                     NAP
     148   Subway Real Estate Corp.                              08/14/2008               11.9%
     149   NAP                                                      NAP                     NAP
     150   NAP                                                      NAP                     NAP
     151   Karate One                                            05/01/2008               16.5%
     152   NAP                                                      NAP                     NAP
     153   NAP                                                      NAP                     NAP
     154   Dollar Tree                                           01/31/2008               18.7%
     155   Pastor Byoung Jun Choi                                09/14/2004                5.8%
     156   Validation Technologies, Inc.                         12/31/2004                6.9%
     157   NAP                                                      NAP                     NAP
     158   NAP                                                      NAP                     NAP
     159   NAP                                                      NAP                     NAP
     160   Cooler King                                           07/31/2006               10.6%
     161   NAP                                                      NAP                     NAP
     162   Credit Care Foundation, Inc.                          11/30/2005               17.2%
     163   Harbor Bay Partnership                                08/31/2015               31.5%
     164   NAP                                                      NAP                     NAP
     165   AT&T Wireless Services                                11/30/2006               23.0%
     166   Charter Communications                                10/31/2011               34.3%
     167   Pro Machine                                           03/31/2006               11.3%
     168   Blockbuster Video                                     02/28/2013               42.7%
     169   NAP                                                      NAP                     NAP
     170   Department of Defense                                 04/14/2004               21.1%
     171   NAP                                                      NAP                     NAP
     172   Armani Salon                                          12/31/2005               22.2%
     173   Mark Ellis                                            12/31/2008               20.0%
     174   TKL Industries                                        10/31/2004               17.6%
     175   NAP                                                      NAP                     NAP
     176   Beardall Acupuncture & Chiropractic                      NAP                    9.2%
     177   Taekwondo                                             04/30/2004               12.7%
     178   Burnham USA Equities                                  10/31/2015               22.2%
     179   NAP                                                      NAP                     NAP
     180   NAP                                                      NAP                     NAP
     181   NAP                                                      NAP                     NAP
     182   Sprint Spectrum Realty Company, L.P.                  05/12/2007               19.1%
     183   NAP                                                      NAP                     NAP
     184   NAP                                                      NAP                     NAP
     185   Master Cleaners                                       12/31/2013               19.9%
     186   NAP                                                      NAP                     NAP
     187   J&S Pretreat                                          04/30/2004                6.8%
     188   NAP                                                      NAP                     NAP
     189   Further Inc. (Undercover Rentals)                     03/31/2005               21.2%
     190   Restoration Services, Inc.                            12/31/2003                9.2%
     191   NAP                                                      NAP                     NAP
     192   NAP                                                      NAP                     NAP
     193   City of Sacramento                                       NAP                    6.7%
     194   Falls Church Antique Co.                              03/31/2007               30.0%
     195   Quizno's Subs                                         09/30/2013               18.9%
     196   NAP                                                      NAP                     NAP
     197   NAP                                                      NAP                     NAP







---------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                                              LEASE                                INSURANCE                TAX
  LOAN NO.   THIRD LARGEST TENANT(11)              EXPIRATION DATE               % NSF    ESCROW IN PLACE       ESCROW IN PLACE
---------------------------------------------------------------------------------------------------------------------------------
      1      C.S. First Boston                          09/30/2013                 10.0%          Yes                   Yes
      2      AT Kearney                                 08/31/2007                 17.0%          Yes                   Yes
      3      McMorgan & Company                         06/30/2008                 10.5%          Yes                   Yes
      4      Paloma Partners                            04/01/2014                 17.6%          Yes                   Yes
      5      Intershoe, Inc.                            05/31/2013                  7.6%          Yes                   Yes
      6      Kenneth Cole                               08/31/2010                  4.1%          Yes                   Yes
      7      CA Dept. of Transportation                 07/31/2008                  4.7%          Yes                   Yes
      8      United National Insurance Co.              12/31/2008                 16.6%          Yes                   Yes
      9      EMC Corporation                            04/30/2006                  4.0%          Yes                   Yes
     10      Keystone Shipping                          04/30/2010                 10.0%          Yes                   Yes
     11      Northern Trust Co. of New York             05/31/2009                  9.4%          Yes                   Yes
     12      Dr. Herbert Nevyas, M.D.                   01/31/2007                  3.8%          Yes                   Yes
     13      Wells Fargo Bank                           03/31/2005                 12.1%          Yes                   Yes
     14      Old Navy                                   01/31/2009                  3.7%           No                   No
     15      First Options of Chicago                   02/28/2005                  4.0%          Yes                   Yes

     16      NAP                                           NAP                       NAP           No                   No
     17      NAP                                           NAP                       NAP           No                   No
     18      NAP                                           NAP                       NAP           No                   No
     19      NAP                                           NAP                       NAP           No                   No
     20      NAP                                           NAP                       NAP           No                   No
     21      NAP                                           NAP                       NAP           No                   No
     22      NAP                                           NAP                       NAP           No                   No
     23      United Artists                             11/16/2009                  8.0%           No                   Yes
     24      NAP                                           NAP                       NAP          Yes                   Yes
     25      Pier 1 Imports, Inc.                       02/01/2012                  9.4%           No                   Yes
     26      Ross Dress For Less                        01/31/2014                  7.6%           No                   No
     27      3M Company                                 02/29/2004                  8.4%           No                   Yes
     28      Razmataz                                   12/31/2011                  7.0%           No                   Yes
     29      Marshalls                                  11/30/2009                  8.3%          Yes                   Yes
     30      William Hitchcock, MD                      12/31/2005                  5.3%          Yes                   Yes
     31      PetSmart                                   01/31/2018                 17.0%           No                   Yes
     32      NAP                                           NAP                       NAP          Yes                   Yes
     33      Hohl in One Golf Corporation               10/31/2006                  6.0%          Yes                   Yes
     34      Kids R Us                                  02/28/2009                 13.8%           No                   Yes

     35      Books-A-Million                            01/31/2014                  9.7%           No                   No
     36      NAP                                           NAP                       NAP           No                   No
     37      PetSmart                                   01/31/2014                 13.3%          Yes                   Yes
     38      NSR Medical Group                          04/30/2007                  8.1%          Yes                   Yes
     39      NAP                                           NAP                       NAP           No                   Yes
     40      Pier 1 Imports, Inc.                       02/28/2005                  9.6%           No                   Yes
     41      McGrath's Paint & Hardware                 02/28/2005                 10.3%           No                   Yes

     42      Ultra Tan                                  04/30/2008                  3.5%           No                   No
     43      Washington Mutual                          08/01/2008                  4.9%           No                   No
     44      NAP                                           NAP                       NAP           No                   No
     45      NAP                                           NAP                       NAP           No                   No
     46      NAP                                           NAP                       NAP          Yes                   Yes
     47      NAP                                           NAP                       NAP           No                   No
     48      MBMC Holdings, LLC                         12/31/2009                 10.6%           No                   Yes
     49      Michael's Stores                           02/28/2011                 10.7%           No                   No
     50      PetSmart                                   02/28/2010                 11.7%           No                   No
     51      Atlantic Bank                              10/31/2007                  4.6%           No                   No
     52      NAP                                           NAP                       NAP          Yes                   Yes
     53      NAP                                           NAP                       NAP          Yes                   Yes
     54      NAP                                           NAP                       NAP           No                   Yes
     55      NAP                                           NAP                       NAP           No                   Yes
     56      Mickey Fine Pharmacy                       12/31/2003                  8.1%           No                   Yes

     57      Brock's                                    04/30/2006                  9.3%           No                   Yes
     58      Gym Source, Inc.                           01/31/2006                 15.5%           No                   Yes
     59      Craft Warehouse (Jeson)                    03/31/2011                 10.6%          Yes                   Yes
     60      Stamford Landing III Restaurant            07/31/2012                  9.9%           No                   Yes
     61      NAP                                           NAP                       NAP           No                   No
     62      NAP                                           NAP                       NAP           No                   No
     63      Lombard Enterprises                        10/31/2006                  6.5%          Yes                   Yes
     64      JCM Facilities Planning & Management       04/30/2005                 10.9%          Yes                   Yes
     65      Armed Forces Career Center                 12/31/2007                  7.0%          Yes                   Yes
     66      Bank One                                   01/31/2022                  5.9%           No                   No
     67      Emmanuel Kerr Kilsby, Inc.                 01/31/2005                  6.7%           No                   Yes
     68      Countrywide Home Loans, Inc.               12/31/2008                 10.9%           No                   Yes
     69      Big Lots                                   01/31/2007                 10.9%           No                   Yes
     70      NAP                                           NAP                       NAP           No                   Yes
     71      NAP                                           NAP                       NAP          Yes                   Yes
     72      The Dog and I, LLC                         11/30/2006                  5.6%          Yes                   Yes
     73      Fidelity Brokerage Services, Inc.          08/31/2007                 10.8%           No                   No
     74      Chipotle Mexican Grill                     08/22/2013                  8.8%          Yes                   Yes
     75      The Show Palace                            01/31/2010                 23.2%          Yes                   Yes
     76      New York Lighting Outlet                   02/28/2010                 11.3%          Yes                   Yes
     77      NAP                                           NAP                       NAP          Yes                   Yes
     78      NAP                                           NAP                       NAP          Yes                   Yes
     79      Fashion Bug                                01/31/2005                  5.3%          Yes                   Yes
     80      NAP                                           NAP                       NAP           No                   Yes
     81      Lindab, Inc.                               07/31/2006                  7.2%           No                   Yes
     82      NAP                                           NAP                       NAP           No                   No
     83      W.E. Aubuchon Co., Inc.                    12/31/2005                  6.7%           No                   Yes
     84      NAP                                           NAP                       NAP           No                   No
     85      CVS Lewiston LLC                           01/31/2005                  6.2%           No                   Yes
     86      Boston's Bar & Grill                       02/28/2004                  5.0%           No                   Yes
     87      NAP                                           NAP                       NAP           No                   No
     88      NAP                                           NAP                       NAP           No                   Yes
     89      CASA                                       02/29/2008                  1.2%          Yes                   Yes
     90      Core Technologies Inc.                     06/30/2010                  9.1%           No                   No
     91      Famous Footwear                            01/31/2011                  9.6%           No                   No
     92      Cal Spas                                   11/30/2007                  6.2%          Yes                   Yes
     93      Children's Urgent Care                     10/14/2006                  7.8%          Yes                   Yes
     94      NAP                                           NAP                       NAP           No                   Yes
     95      NAP                                           NAP                       NAP          Yes                   Yes
     96      Ryplnski Family Trust                         NAP                      4.7%           No                   No
     97      NAP                                           NAP                       NAP           No                   Yes
     98      Uniframe Window & Siding                   06/30/2008                 11.8%          Yes                   Yes
     99      Out of Box Enterprises (aka Go Ped)        11/17/2005                 29.3%          Yes                   Yes
     100     NAP                                           NAP                       NAP           No                   Yes
     101     Triangle Furniture                         08/31/2011                 20.3%           No                   Yes
     102     NAP                                           NAP                       NAP           No                   Yes
     103     NAP                                           NAP                       NAP          Yes                   Yes
     104     Kourosh Madarsolouk                        01/31/2004                  4.7%           No                   No
     105     NAP                                           NAP                       NAP           No                   Yes
     106     NAP                                           NAP                       NAP           No                   No
     107     Shrin Corporation                          01/31/2004                  8.8%           No                   No
     108     NAP                                           NAP                       NAP           No                   No
     109     First American Title Insurance Company     12/31/2006                  4.3%           No                   No
     110     Mattress Firm                              09/01/2005                 15.2%           No                   Yes
     111     NAP                                           NAP                       NAP           No                   Yes
     112     NAP                                           NAP                       NAP          Yes                   Yes
     113     NAP                                           NAP                       NAP           No                   No
     114     NAP                                           NAP                       NAP          Yes                   Yes
     115     NAP                                           NAP                       NAP           No                   No
     116     Fashion Bug                                01/31/2006                 20.4%          Yes                   Yes
     117     NAP                                           NAP                       NAP           No                   Yes
     118     CD's Pet Emporium                          01/31/2005                  6.4%           No                   No
     119     Cafe Med                                   02/02/2009                  5.6%           No                   No
     120     NAP                                           NAP                       NAP          Yes                   Yes
     121     NAP                                           NAP                       NAP          Yes                   Yes
     122     NAP                                           NAP                       NAP           No                   No
     123     Cici's Pizza                               09/07/2013                  5.9%           No                   No
     124     NAP                                           NAP                       NAP           No                   Yes
     125     Express Storage, Inc                       05/31/2005                 19.8%           No                   Yes
     126     NAP                                           NAP                       NAP           No                   No
     127     Jackson Engineering Co.                    04/30/2005                 10.6%           No                   No
     128     NAP                                           NAP                       NAP          Yes                   Yes
     129     NAP                                           NAP                       NAP           No                   No
     130     NAP                                           NAP                       NAP           No                   No
     131     Stidham & Associates                       06/16/2004                  8.3%          Yes                   Yes
     132     NAP                                           NAP                       NAP          Yes                   Yes
     133     NAP                                           NAP                       NAP           No                   Yes
     134     NAP                                           NAP                       NAP           No                   No
     135     Beauty Touch                               10/31/2011                 13.1%          Yes                   Yes
     136     Top Shelf Hockey, Inc.                     03/31/2007                 15.8%          Yes                   Yes
     137     NAP                                           NAP                       NAP          Yes                   Yes
     138     Duron, Inc                                 02/28/2005                 13.1%          Yes                   Yes
     139     Ronald Berman                              04/30/2006                 13.2%           No                   Yes
     140     NAP                                           NAP                       NAP           No                   No
     141     NAP                                           NAP                       NAP           No                   No
     142     NAP                                           NAP                       NAP           No                   No
     143     E & R                                      12/01/2006                 12.2%          Yes                   Yes
     144     Community Hospital of Monterey             02/28/2004                 15.0%           No                   No
     145     NAP                                           NAP                       NAP           No                   No
     146     NAP                                           NAP                       NAP           No                   No
     147     NAP                                           NAP                       NAP           No                   No
     148     Sun Grill                                  05/07/2006                 11.9%           No                   Yes
     149     NAP                                           NAP                       NAP           No                   No
     150     NAP                                           NAP                       NAP           No                   No
     151     First Republic Bank                        05/01/2008                 11.0%           No                   No
     152     NAP                                           NAP                       NAP           No                   No
     153     NAP                                           NAP                       NAP           No                   Yes
     154     NAP                                           NAP                       NAP           No                   Yes
     155     Daybreak Church                            07/31/2005                  5.6%           No                   No
     156     Paul M. Zeppa                              02/28/2005                  6.9%          Yes                   Yes
     157     NAP                                           NAP                       NAP          Yes                   Yes
     158     NAP                                           NAP                       NAP           No                   No
     159     NAP                                           NAP                       NAP           No                   No
     160     MPK Foods                                  10/31/2004                  9.7%          Yes                   Yes
     161     NAP                                           NAP                       NAP           No                   No
     162     Jeffrey A. Levine, P.A.                    08/31/2005                 16.6%          Yes                   Yes
     163     International Product Carrie               08/31/2005                 28.0%           No                   Yes
     164     NAP                                           NAP                       NAP           No                   No
     165     East Cobb Open MRI, LLC                    09/30/2011                 19.1%           No                   Yes
     166     Murakami Screen USA                        05/31/2007                 30.8%           No                   No
     167     Reflections of Design                      04/30/2005                  7.7%          Yes                   Yes
     168     Fashion Care Professional Cleaners         05/31/2013                 13.0%           No                   Yes
     169     NAP                                           NAP                       NAP           No                   Yes
     170     EMT, Inc.                                  05/09/2004                 10.8%          Yes                   Yes
     171     NAP                                           NAP                       NAP           No                   No
     172     Realty Title Services, Inc.                08/31/2006                 14.0%           No                   Yes
     173     Kalei Campbell                             09/30/2003                  7.4%           No                   Yes
     174     Platinum Properties Int'l                  07/14/2004                 16.4%           No                   Yes
     175     NAP                                           NAP                       NAP           No                   No
     176     Prudential Real Estate                     10/31/2005                  8.2%          Yes                   Yes
     177     Golden Springs                             12/31/2005                 10.1%          Yes                   Yes
     178     NAP                                           NAP                       NAP           No                   Yes
     179     NAP                                           NAP                       NAP          Yes                   Yes
     180     NAP                                           NAP                       NAP           No                   No
     181     NAP                                           NAP                       NAP           No                   No
     182     NAP                                           NAP                       NAP           No                   Yes
     183     NAP                                           NAP                       NAP          Yes                   Yes
     184     NAP                                           NAP                       NAP          Yes                   Yes
     185     Cypress Estates Realty                     11/30/2007                 14.9%          Yes                   Yes
     186     NAP                                           NAP                       NAP           No                   No
     187     Countertop Creations                       01/31/2004                  6.8%          Yes                   Yes
     188     NAP                                           NAP                       NAP          Yes                   Yes
     189     RC Electronics                             04/30/2005                 20.3%           No                   No
     190     Business Interiors Group                   10/31/2004                  6.8%           No                   No
     191     NAP                                           NAP                       NAP           No                   No
     192     NAP                                           NAP                       NAP           No                   No
     193     Blue Water Chem Dry                        07/31/2006                  4.0%           No                   No
     194     Crosslink International. Ltd.              01/31/2007                 20.2%           No                   Yes
     195     NAP                                           NAP                       NAP           No                   Yes
     196     NAP                                           NAP                       NAP          Yes                   Yes
     197     NAP                                           NAP                       NAP           No                   No

                                                                                                 42.8%                71.6%






-----------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE        CAPITAL EXPENDITURE                TI/LC                                       OTHER
  LOAN NO.        ESCROW IN PLACE(12)         ESCROW IN PLACE(13)                        ESCROW DESCRIPTION(14)
-----------------------------------------------------------------------------------------------------------------------------------
      1                 No                         Yes                                         NAP
      2                 No                         Yes                                         NAP
      3                 No                         Yes                                         NAP
      4                 No                         Yes                                         NAP
      5                 No                         No                                   Cityspire Reserve
      6                 No                         No                                          NAP
      7                 No                         No                                          NAP
      8                 No                         No                                          NAP
      9                 No                         No                                          NAP
     10                 No                         No                                          NAP
     11                 No                         No                                          NAP
     12                 No                         No                                          NAP
     13                 No                         Yes                                         NAP
     14                 No                         No                                          NAP
     15                Yes                         Yes                                  New Tenant Escrow

     16                 No                         No                                          NAP
     17                 No                         No                                          NAP
     18                 No                         No                                          NAP
     19                 No                         No                                          NAP
     20                 No                         No                                          NAP
     21                 No                         No                                          NAP
     22                 No                         No                                          NAP
     23                Yes                         Yes                                  Ground Rent Funds
     24                 No                         No                      Parking Improvements and Construction Costs
     25                Yes                         Yes                                         NAP
     26                 No                         No                        Work Escrow: holdback to fix water leak
     27                 No                         No                                          NAP
     28                 No                         No                                          NAP
     29                Yes                         Yes                                         NAP
     30                Yes                         No                                 DSCR Escrow ($150,000)
     31                Yes                         Yes                                  Rental Achievement
     32                Yes                         No                                          NAP
     33                 No                         No                                          NAP
     34                Yes                         No                                          NAP

     35                 No                         No                                          NAP
     36                 No                         No                                          NAP
     37                 No                         No                          Petsmart Improvement & Rent Escrows
     38                Yes                         No                                          NAP
     39                 No                         No                                          NAP
     40                 No                         No                                          NAP
     41                Yes                         Yes                                         NAP

     42                 No                         No                                          NAP
     43                 No                         No                                          NAP
     44                 No                         No                                          NAP
     45                 No                         No                                          NAP
     46                 No                         No                 Additional Security for Estoppel and Occupancy Reserve
     47                 No                         No                                          NAP
     48                Yes                         No                   Shaw's TI Escrow and Fashion Bug Co-Tenancy Escrow
     49                 No                         No                                          NAP
     50                 No                         No                                          NAP
     51                 No                         No                                          NAP
     52                Yes                         No                                          NAP
     53                Yes                         No                                          NAP
     54                 No                         Yes                                         NAP
     55                 No                         No                                          NAP
     56                 No                         No                                          NAP

     57                Yes                         No                                          NAP
     58                Yes                         No                                          NAP
     59                Yes                         No                                          NAP
     60                Yes                         Yes                                         NAP
     61                 No                         No                                          NAP
     62                 No                         No                                          NAP
     63                Yes                         No                                          NAP
     64                 No                         Yes                                         NAP
     65                 No                         No                                          NAP
     66                 No                         No                                          NAP
     67                Yes                         Yes                            Ben Marketing Reserve Deposit
     68                Yes                         Yes                                         NAP
     69                Yes                         Yes                                         NAP
     70                Yes                         No                                          NAP
     71                Yes                         Yes                                         NAP
     72                Yes                         Yes                                  XFitness Holdback
     73                 No                         No                                          NAP
     74                 No                         Yes                                  Occupancy Reserve
     75                 No                         Yes                                         NAP
     76                Yes                         Yes                                         NAP
     77                Yes                         Yes                                         NAP
     78                 No                         No                                          NAP
     79                Yes                         Yes                                         NAP
     80                 No                         No                                          NAP
     81                Yes                         Yes                                         NAP
     82                 No                         No                                          NAP
     83                Yes                         No                                          NAP
     84                 No                         No                                          NAP
     85                Yes                         No                                          NAP
     86                Yes                         Yes                                         NAP
     87                Yes                         No                                          NAP
     88                 No                         No                                          NAP
     89                Yes                         No                                          NAP
     90                 No                         No                                          NAP
     91                 No                         No                                          NAP
     92                 No                         No                                  Re-leasing Holdback
     93                 No                         Yes                                         NAP
     94                 No                         No                                          NAP
     95                Yes                         No                                          NAP
     96                 No                         No                                          NAP
     97                 No                         No                                          NAP
     98                 No                         Yes                                         NAP
     99                 No                         Yes                                         NAP
     100                No                         No                                          NAP
     101               Yes                         Yes                                         NAP
     102                No                         No                                          NAP
     103                No                         No                                          NAP
     104                No                         No                                          NAP
     105                No                         Yes                                         NAP
     106                No                         No                                          NAP
     107                No                         No                                          NAP
     108                No                         No                                          NAP
     109                No                         No                                          NAP
     110                No                         Yes                                         NAP
     111                No                         No                                          NAP
     112               Yes                         No                                          NAP
     113               Yes                         No                                          NAP
     114                No                         No                                          NAP
     115                No                         No                                          NAP
     116               Yes                         Yes                                         NAP
     117                No                         Yes                                         NAP
     118                No                         No                                          NAP
     119                No                         No                                          NAP
     120               Yes                         No                                  HUD Approval Impound
     121               Yes                         No                                          NAP
     122                No                         No                                          NAP
     123                No                         No                                          NAP
     124                No                         Yes                                         NAP
     125                No                         No                                          NAP
     126                No                         No                                          NAP
     127                No                         No                                          NAP
     128               Yes                         No                                          NAP
     129                No                         No                                          NAP
     130                No                         No                                          NAP
     131               Yes                         Yes                                         NAP
     132               Yes                         No                                          NAP
     133               Yes                         No                                          NAP
     134                No                         No                                          NAP
     135               Yes                         Yes                                         NAP
     136               Yes                         Yes                                         NAP
     137                No                         No                                          NAP
     138                No                         Yes                                         NAP
     139                No                         Yes                                         NAP
     140               Yes                         No                                          NAP
     141               Yes                         No                                          NAP
     142               Yes                         No                                          NAP
     143                No                         Yes                                         NAP
     144                No                         No                                          NAP
     145                No                         No                                          NAP
     146                No                         No                                          NAP
     147                No                         No                                          NAP
     148                No                         No                                          NAP
     149                No                         No                                          NAP
     150                No                         No                                          NAP
     151                No                         No                                          NAP
     152                No                         No                                          NAP
     153                No                         Yes                                         NAP
     154               Yes                         Yes                                         NAP
     155               Yes                         No                                          NAP
     156                No                         No                                          NAP
     157                No                         No                                          NAP
     158                No                         No                                          NAP
     159                No                         No                                          NAP
     160                No                         No                                          NAP
     161                No                         No                                          NAP
     162               Yes                         Yes                                         NAP
     163               Yes                         Yes                                         NAP
     164                No                         No                                          NAP
     165                No                         No                                          NAP
     166                No                         No                                          NAP
     167               Yes                         Yes                                         NAP
     168               Yes                         Yes                                         NAP
     169               Yes                         No                                          NAP
     170               Yes                         No                                          NAP
     171                No                         No                                          NAP
     172                No                         No                                          NAP
     173               Yes                         Yes                                         NAP
     174               Yes                         Yes                                         NAP
     175                No                         No                                          NAP
     176                No                         Yes                                         NAP
     177                No                         No                                          NAP
     178               Yes                         Yes                                         NAP
     179               Yes                         No                                          NAP
     180                No                         No                                          NAP
     181                No                         No                                          NAP
     182                No                         No                                          NAP
     183               Yes                         No                                          NAP
     184               Yes                         No                                          NAP
     185               Yes                         Yes                                         NAP
     186                No                         No                                          NAP
     187                No                         No                                          NAP
     188               Yes                         Yes                                         NAP
     189                No                         Yes                                         NAP
     190                No                         No                                          NAP
     191                No                         No                                          NAP
     192                No                         No                                          NAP
     193                No                         No                                          NAP
     194                No                         No                                          NAP
     195                No                         No                                          NAP
     196               Yes                         No                                          NAP
     197                No                         No                                          NAP

                      36.1%                       42.2%





----------------------------------------------------------------------------------------------
  MORTGAGE                   SPRINGING                      INITIAL CAPITAL EXPENDITURE
  LOAN NO.             ESCROW DESCRIPTION(15)                     ESCROW REQUIREMENT(16)
----------------------------------------------------------------------------------------------
      1                     TI/LC, Other                                             $0
      2                     TI/LC, Other                                             $0
      3                     TI/LC, Other                                             $0
      4                        Other                                                 $0
      5                        Other                                                 $0
      6                     TI/LC, Other                                             $0
      7                        Other                                                 $0
      8                     TI/LC, Other                                             $0
      9                        Other                                                 $0
     10                        Other                                                 $0
     11                        Other                                                 $0
     12                        Other                                                 $0
     13                     CapEx, TI/LC                                             $0
     14               RE Tax, Insurance, CapEx                                       $0
     15                      Insurance                                          $14,081

     16               RE Tax, Insurance, CapEx                                       $0
     17               RE Tax, Insurance, CapEx                                       $0
     18               RE Tax, Insurance, CapEx                                       $0
     19               RE Tax, Insurance, CapEx                                       $0
     20               RE Tax, Insurance, CapEx                                       $0
     21               RE Tax, Insurance, CapEx                                       $0
     22               RE Tax, Insurance, CapEx                                       $0
     23                         NAP                                                  $0
     24                        Other                                                 $0
     25                        RE Tax                                                $0
     26               RE Tax, Insurance, CapEx                                       $0
     27                         NAP                                                  $0
     28               Insurance, CapEx, TI/LC                                        $0
     29                         NAP                                                  $0
     30                         NAP                                                  $0
     31                        RE Tax                                                $0
     32                      Insurance                                           $2,417
     33                        CapEx                                                 $0
     34                   Insurance, TI/LC                                      $96,036

     35               RE Tax, Insurance, CapEx                                       $0
     36               RE Tax, Insurance, CapEx                                       $0
     37                        CapEx                                                 $0
     38                         NAP                                                  $0
     39                         NAP                                                  $0
     40                         NAP                                                  $0
     41                      Insurance                                             $755

     42               RE Tax, Insurance, CapEx                                       $0
     43               RE Tax, Insurance, CapEx                                       $0
     44               RE Tax, Insurance, CapEx                                       $0
     45               RE Tax, Insurance, CapEx                                       $0
     46                         NAP                                                  $0
     47               RE Tax, Insurance, CapEx                                       $0
     48               Insurance, TI/LC, Other                                    $2,864
     49               RE Tax, Insurance, CapEx                                       $0
     50               RE Tax, Insurance, CapEx                                       $0
     51               RE Tax, Insurance, CapEx                                       $0
     52                        TI/LC                                                 $0
     53                        TI/LC                                                 $0
     54                         NAP                                                  $0
     55                         NAP                                                  $0
     56                        TI/LC                                                 $0

     57                   Insurance, CapEx                                      $14,612
     58                   Insurance, CapEx                                       $6,964
     59                        TI/LC                                                 $0
     60                   Insurance, TI/LC                                           $0
     61           RE Tax, Insurance, CapEx, TI/LC                                    $0
     62                         NAP                                                  $0
     63                         NAP                                                  $0
     64                         NAP                                                  $0
     65                     CapEx, TI/LC                                             $0
     66                         NAP                                                  $0
     67                   Insurance, TI/LC                                           $0
     68                      Insurance                                               $0
     69                      Insurance                                         $130,500
     70                         NAP                                                  $0
     71                     TI/LC, Other                                             $0
     72                         NAP                                              $1,624
     73                         NAP                                                  $0
     74                         NAP                                                  $0
     75                         NAP                                                  $0
     76                         NAP                                                  $0
     77                        TI/LC                                           $200,000
     78                         NAP                                                  $0
     79                        Other                                                 $0
     80                   Insurance, CapEx                                           $0
     81                   Insurance, TI/LC                                           $0
     82               RE Tax, Insurance, CapEx                                       $0
     83                   Insurance, TI/LC                                         $996
     84                  RE Tax, Insurance                                           $0
     85                   Insurance, TI/LC                                       $2,856
     86                      Insurance                                               $0
     87                     TI/LC, Other                                       $150,000
     88                         NAP                                                  $0
     89                        TI/LC                                                 $0
     90           RE Tax, Insurance, CapEx, TI/LC                                    $0
     91                         NAP                                                  $0
     92                        Other                                                 $0
     93                         NAP                                                  $0
     94                        TI/LC                                                 $0
     95                         NAP                                            $300,000
     96                         NAP                                                  $0
     97                        TI/LC                                                 $0
     98                        TI/LC                                                 $0
     99                         NAP                                                  $0
     100                        NAP                                                  $0
     101                        NAP                                              $3,266
     102                       TI/LC                                                 $0
     103                       CapEx                                                 $0
     104              RE Tax, Insurance, CapEx                                       $0
     105                     Insurance                                               $0
     106                        NAP                                                  $0
     107                        NAP                                                  $0
     108              RE Tax, Insurance, CapEx                                       $0
     109                        NAP                                                  $0
     110                        NAP                                                  $0
     111                        NAP                                                  $0
     112                       CapEx                                            $14,500
     113                       TI/LC                                                 $0
     114                        NAP                                                  $0
     115                        NAP                                                  $0
     116                        NAP                                                  $0
     117                     Insurance                                               $0
     118              RE Tax, Insurance, CapEx                                       $0
     119                        NAP                                                  $0
     120                        NAP                                                  $0
     121                        NAP                                                  $0
     122                        NAP                                                  $0
     123                        NAP                                                  $0
     124                     Insurance                                               $0
     125                       TI/LC                                                 $0
     126              RE Tax, Insurance, CapEx                                       $0
     127                       TI/LC                                                 $0
     128                        NAP                                                  $0
     129                        NAP                                                  $0
     130                        NAP                                                  $0
     131                        NAP                                                $574
     132                        NAP                                                $550
     133                     Insurance                                               $0
     134                       TI/LC                                                 $0
     135                        NAP                                                  $0
     136                        NAP                                                  $0
     137                        NAP                                                  $0
     138                        NAP                                                  $0
     139                        NAP                                                  $0
     140                 RE Tax, Insurance                                          $91
     141                 RE Tax, Insurance                                         $136
     142                 RE Tax, Insurance                                         $159
     143                       TI/LC                                                 $0
     144                       TI/LC                                                 $0
     145                        NAP                                                  $0
     146              RE Tax, Insurance, CapEx                                       $0
     147                       TI/LC                                                 $0
     148                        NAP                                                  $0
     149                       TI/LC                                                 $0
     150                       TI/LC                                                 $0
     151                        NAP                                                  $0
     152                        NAP                                                  $0
     153                     Insurance                                               $0
     154                       TI/LC                                                 $0
     155                        NAP                                                  $0
     156                        NAP                                                  $0
     157                        NAP                                                  $0
     158                        NAP                                                  $0
     159                        NAP                                                  $0
     160                        NAP                                                  $0
     161                        NAP                                                  $0
     162                        NAP                                                $370
     163                  Insurance, TI/LC                                           $0
     164                        NAP                                                  $0
     165                        NAP                                                  $0
     166                       TI/LC                                                 $0
     167                        NAP                                            $257,150
     168                        NAP                                                  $0
     169                     Insurance                                               $0
     170                       TI/LC                                                 $0
     171                        NAP                                                  $0
     172                        NAP                                                  $0
     173                        NAP                                                  $0
     174                        NAP                                                  $0
     175                        NAP                                                  $0
     176                       TI/LC                                                 $0
     177                       TI/LC                                                 $0
     178                        NAP                                                $250
     179                        NAP                                                  $0
     180                       TI/LC                                                 $0
     181                        NAP                                                  $0
     182                       TI/LC                                                 $0
     183                        NAP                                                  $0
     184                        NAP                                                  $0
     185                        NAP                                                  $0
     186                        NAP                                                  $0
     187                        NAP                                                  $0
     188                       TI/LC                                            $30,000
     189                        NAP                                                  $0
     190                        NAP                                                  $0
     191                        NAP                                                  $0
     192                        NAP                                                  $0
     193                        NAP                                                  $0
     194                        NAP                                                  $0
     195                       TI/LC                                                 $0
     196                        NAP                                            $182,022
     197                        NAP                                                  $0

                                                                             $1,412,774






-------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                                              MONTHLY CAPITAL EXPENDITURE        CURRENT CAPITAL EXPENDITURE
  LOAN NO.                                                    ESCROW REQUIREMENT(17)                 ESCROW BALANCE(18)
-------------------------------------------------------------------------------------------------------------------------
      1                                                                          $0                                 $0
      2                                                                          $0                                 $0
      3                                                                          $0                                 $0
      4                                                                          $0                                 $0
      5                                                                          $0                                 $0
      6                                                                          $0                                 $0
      7                                                                          $0                                 $0
      8                                                                          $0                                 $0
      9                                                                          $0                                 $0
     10                                                                          $0                                 $0
     11                                                                          $0                                 $0
     12                                                                          $0                                 $0
     13                                                                          $0                                 $0
     14                                                                          $0                                 $0
     15                                                                     $14,081                            $14,081

     16                                                                          $0                                 $0
     17                                                                          $0                                 $0
     18                                                                          $0                                 $0
     19                                                                          $0                                 $0
     20                                                                          $0                                 $0
     21                                                                          $0                                 $0
     22                                                                          $0                                 $0
     23                                                                      $8,950                                 $0
     24                                                                          $0                                 $0
     25                                                                      $2,000                                 $0
     26                                                                          $0                                 $0
     27                                                                          $0                                 $0
     28                                                                          $0                                 $0
     29                                                                     $25,000                                 $0
     30                                                                      $1,048                             $1,048
     31                                                                      $1,913                                 $0
     32                                                                      $2,417                             $4,833
     33                                                                          $0                                 $0
     34                                                                      $1,691                            $97,727

     35                                                                          $0                                 $0
     36                                                                          $0                                 $0
     37                                                                          $0                                 $0
     38                                                                      $1,391                             $1,391
     39                                                                          $0                                 $0
     40                                                                          $0                                 $0
     41                                                                        $755                               $755

     42                                                                          $0                                 $0
     43                                                                          $0                                 $0
     44                                                                          $0                                 $0
     45                                                                          $0                                 $0
     46                                                                          $0                                 $0
     47                                                                          $0                                 $0
     48                                                                      $2,864                             $2,864
     49                                                                          $0                                 $0
     50                                                                          $0                                 $0
     51                                                                          $0                                 $0
     52                                                                        $428                             $2,142
     53                                                                        $207                             $1,036
     54                                                                          $0                                 $0
     55                                                                          $0                                 $0
     56                                                                          $0                                 $0

     57                                                                          $0                            $14,612
     58                                                                          $0                             $6,964
     59                                                                      $1,457                                 $0
     60                                                                        $723                                 $0
     61                                                                          $0                                 $0
     62                                                                          $0                                 $0
     63                                                                      $1,982                             $1,982
     64                                                                          $0                                 $0
     65                                                                          $0                                 $0
     66                                                                          $0                                 $0
     67                                                                        $909                                 $0
     68                                                                        $586                               $586
     69                                                                      $4,284                           $130,503
     70                                                                      $2,508                             $2,508
     71                                                                      $1,000                             $1,000
     72                                                                      $1,624                            $23,373
     73                                                                          $0                                 $0
     74                                                                          $0                                 $0
     75                                                                          $0                                 $0
     76                                                                        $805                             $6,440
     77                                                                          $0                                 $0
     78                                                                          $0                                 $0
     79                                                                      $1,383                            $13,883
     80                                                                          $0                                 $0
     81                                                                        $744                                 $0
     82                                                                          $0                                 $0
     83                                                                        $996                             $1,994
     84                                                                          $0                                 $0
     85                                                                      $2,856                             $8,571
     86                                                                      $1,566                                 $0
     87                                                                          $0                                 $0
     88                                                                          $0                                 $0
     89                                                                      $2,402                                 $0
     90                                                                          $0                                 $0
     91                                                                          $0                                 $0
     92                                                                          $0                                 $0
     93                                                                          $0                                 $0
     94                                                                          $0                                 $0
     95         Greater of 1/12 of 5% of gross revenue for previous year and $9,250                           $300,000
     96                                                                          $0                                 $0
     97                                                                          $0                                 $0
     98                                                                          $0                                 $0
     99                                                                          $0                                 $0
     100                                                                         $0                                 $0
     101                                                                     $3,266                             $9,800
     102                                                                         $0                                 $0
     103                                                                         $0                                 $0
     104                                                                         $0                                 $0
     105                                                                         $0                                 $0
     106                                                                         $0                                 $0
     107                                                                         $0                                 $0
     108                                                                         $0                                 $0
     109                                                                         $0                                 $0
     110                                                                         $0                                 $0
     111                                                                         $0                                 $0
     112                                                                         $0                            $14,500
     113                                                                        $95                               $190
     114                                                                         $0                                 $0
     115                                                                         $0                                 $0
     116                                                                       $588                             $1,176
     117                                                                         $0                                 $0
     118                                                                         $0                                 $0
     119                                                                         $0                                 $0
     120                                                                     $1,928                             $1,928
     121                                                                     $1,707                             $1,707
     122                                                                         $0                                 $0
     123                                                                         $0                                 $0
     124                                                                         $0                                 $0
     125                                                                         $0                                 $0
     126                                                                         $0                                 $0
     127                                                                         $0                                 $0
     128                                                                     $1,692                             $3,384
     129                                                                         $0                                 $0
     130                                                                         $0                                 $0
     131                                                                       $574                             $1,147
     132                                                                       $550                             $1,100
     133                                                                     $1,197                             $2,394
     134                                                                         $0                                 $0
     135                                                                       $162                                 $0
     136                                                                        $69                                $69
     137                                                                         $0                                 $0
     138                                                                         $0                                 $0
     139                                                                         $0                                 $0
     140                                                                        $91                               $182
     141                                                                       $136                               $273
     142                                                                       $159                               $318
     143                                                                         $0                                 $0
     144                                                                         $0                                 $0
     145                                                                         $0                                 $0
     146                                                                         $0                                 $0
     147                                                                         $0                                 $0
     148                                                                         $0                                 $0
     149                                                                         $0                                 $0
     150                                                                         $0                                 $0
     151                                                                         $0                                 $0
     152                                                                         $0                                 $0
     153                                                                         $0                                 $0
     154                                                                       $300                                 $0
     155                                                                     $6,000                                 $0
     156                                                                         $0                                 $0
     157                                                                         $0                                 $0
     158                                                                         $0                                 $0
     159                                                                         $0                                 $0
     160                                                                         $0                                 $0
     161                                                                         $0                                 $0
     162                                                                       $370                               $739
     163                                                                       $351                                 $0
     164                                                                         $0                                 $0
     165                                                                         $0                                 $0
     166                                                                         $0                                 $0
     167                                                                       $568                           $181,208
     168                                                                       $147                               $441
     169                                                                       $720                             $1,440
     170                                                                       $262                             $1,834
     171                                                                         $0                                 $0
     172                                                                         $0                                 $0
     173                                                                       $500                             $1,000
     174                                                                       $500                             $1,000
     175                                                                         $0                                 $0
     176                                                                         $0                                 $0
     177                                                                         $0                                 $0
     178                                                                       $250                               $500
     179                                                                       $208                               $208
     180                                                                         $0                                 $0
     181                                                                         $0                                 $0
     182                                                                         $0                                 $0
     183                                                                       $471                               $471
     184                                                                       $592                             $2,076
     185                                                                       $126                               $252
     186                                                                         $0                                 $0
     187                                                                         $0                                 $0
     188                                                                       $447                            $30,894
     189                                                                         $0                                 $0
     190                                                                         $0                                 $0
     191                                                                         $0                                 $0
     192                                                                         $0                                 $0
     193                                                                         $0                                 $0
     194                                                                         $0                                 $0
     195                                                                         $0                                 $0
     196                                                                     $1,333                             $4,124
     197                                                                         $0                                 $0

                                                                           $113,929                           $902,648







---------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                         INITIAL TI/LC                 MONTHLY TI/LC                 CURRENT TI/LC    ENVIRONMENTAL
  LOAN NO.                 ESCROW REQUIREMENT(19)        ESCROW REQUIREMENT(20)            ESCROW BALANCE(21)     INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
      1                               $1,005,930                            $0                    $1,005,930         No
      2                              $11,850,000                            $0                   $11,850,000         No
      3                               $1,602,136                            $0                    $1,602,136         No
      4                               $3,692,220                            $0                    $3,692,220         No
      5                                       $0                            $0                            $0         No
      6                                       $0                            $0                            $0         No
      7                                       $0                            $0                            $0         No
      8                                       $0                            $0                            $0         No
      9                                       $0                            $0                            $0         No
     10                                       $0                            $0                            $0         No
     11                                       $0                            $0                            $0         No
     12                                       $0                            $0                            $0         No
     13                               $7,176,113                            $0                    $7,176,113         No
     14                                       $0                            $0                            $0         No
     15                                 $391,667                      $141,667                      $391,667         No

     16                                       $0                            $0                            $0         No
     17                                       $0                            $0                            $0         No
     18                                       $0                            $0                            $0         No
     19                                       $0                            $0                            $0         No
     20                                       $0                            $0                            $0         No
     21                                       $0                            $0                            $0         No
     22                                       $0                            $0                            $0         No
     23                                       $0                       $26,333                            $0         No
     24                                       $0                            $0                            $0         No
     25                                       $0                        $6,685                            $0         No
     26                                       $0                            $0                            $0         No
     27                                       $0                            $0                            $0         No
     28                                       $0                            $0                            $0         No
     29                                       $0                       $27,542                            $0         Yes
     30                                       $0                            $0                            $0         No
     31                                       $0                        $3,885                            $0         No
     32                                       $0                            $0                            $0         No
     33                                       $0                            $0                            $0         No
     34                                       $0                            $0                            $0         No

     35                                       $0                            $0                            $0         No
     36                                       $0                            $0                            $0         No
     37                                       $0                            $0                      $587,516         No
     38                                       $0                            $0                            $0         No
     39                                       $0                            $0                            $0         No
     40                                       $0                            $0                            $0         No
     41                                   $2,500                        $2,500                        $2,500         No

     42                                       $0                            $0                            $0         No
     43                                       $0                            $0                            $0         No
     44                                       $0                            $0                            $0         No
     45                                       $0                            $0                            $0         No
     46                                       $0                            $0                            $0         No
     47                                       $0                            $0                            $0         No
     48                                       $0                            $0                       $32,504         No
     49                                       $0                            $0                            $0         No
     50                                       $0                            $0                            $0         No
     51                                       $0                            $0                            $0         No
     52                                       $0                            $0                            $0         No
     53                                       $0                            $0                            $0         No
     54                                   $1,250                        $1,250                        $3,750         No
     55                                       $0                            $0                            $0         No
     56                                       $0                            $0                            $0         No

     57                                       $0                            $0                            $0         No
     58                                       $0                            $0                            $0         No
     59                                       $0                            $0                            $0         No
     60                                  $95,000                            $0                       $95,000         No
     61                                       $0                            $0                            $0         No
     62                                       $0                            $0                            $0         No
     63                                       $0                            $0                            $0         No
     64                                 $200,000                        $5,000                      $205,000         No
     65                                       $0                            $0                            $0         No
     66                                       $0                            $0                            $0         No
     67                                  $70,000                            $0                       $70,000         No
     68                            $250,000 (LOC)                           $0                 $250,000 (LOC)        No
     69                                       $0                       $11,667                            $0         Yes
     70                                       $0                            $0                            $0         No
     71                                       $0                          $900                          $900         No
     72                                   $4,167                        $4,167                       $16,678         No
     73                                       $0                            $0                            $0         No
     74                                       $0                        $1,000                            $0         No
     75                                   $4,000                        $4,000                        $8,001         No
     76                                       $0                        $4,562                       $36,493         No
     77                                 $250,000                            $0                            $0         No
     78                                       $0                            $0                            $0         No
     79                                       $0                        $4,401                       $44,172         No
     80                                       $0                            $0                            $0         No
     81                                 $115,000                            $0                      $115,000         No
     82                                       $0                            $0                            $0         No
     83                                       $0                            $0                            $0         No
     84                                       $0                            $0                            $0         No
     85                                       $0                            $0                            $0         No
     86                                  $50,000                        $6,562                       $50,000         No
     87                                       $0                            $0                            $0         No
     88                                       $0                            $0                            $0         No
     89                                       $0                            $0                            $0         No
     90                                       $0                            $0                            $0         No
     91                                       $0                            $0                            $0         No
     92                                       $0                            $0                            $0         No
     93                                   $6,000                        $6,000                       $12,000         No
     94                                       $0                            $0                            $0         No
     95                                       $0                            $0                            $0         No
     96                                       $0                            $0                            $0         No
     97                                       $0                            $0                            $0         No
     98                                       $0                        $2,367                            $0         No
     99                                       $0                        $1,933                            $0         No
     100                                      $0                            $0                            $0         No
     101                                  $2,500                        $2,500                        $7,502         No
     102                                      $0                            $0                            $0         No
     103                                      $0                            $0                            $0         No
     104                                      $0                            $0                            $0         No
     105                        $916,204.99 (LOC)                           $0              $916,204.99 (LOC)        No
     106                                      $0                            $0                            $0         No
     107                                      $0                            $0                            $0         No
     108                                      $0                            $0                            $0         No
     109                                      $0                            $0                            $0         No
     110                                 $10,000                        $4,000                       $24,000         No
     111                                      $0                            $0                            $0         No
     112                                      $0                            $0                            $0         No
     113                                      $0                            $0                            $0         No
     114                                      $0                            $0                            $0         No
     115                                      $0                            $0                            $0         No
     116                                 $50,000                        $2,658                       $55,316         No
     117                        $799,861.50 (LOC)                           $0              $799,861.50 (LOC)        No
     118                                      $0                            $0                            $0         No
     119                                      $0                            $0                            $0         No
     120                                      $0                            $0                            $0         No
     121                                      $0                            $0                            $0         No
     122                                      $0                            $0                            $0         No
     123                                 $33,500                            $0                            $0         No
     124                        $702,216.07 (LOC)                           $0              $702,216.07 (LOC)        No
     125                                      $0                            $0                            $0         No
     126                                      $0                            $0                            $0         No
     127                                      $0                            $0                            $0         Yes
     128                                      $0                            $0                            $0         No
     129                                      $0                            $0                            $0         No
     130                                      $0                            $0                            $0         No
     131                                  $5,000                        $5,000                       $10,001         No
     132                                      $0                            $0                            $0         No
     133                                      $0                            $0                            $0         No
     134                                      $0                            $0                            $0         Yes
     135                                $150,000                        $2,300                      $150,000         No
     136                                      $0                        $1,500                        $1,500         No
     137                                      $0                            $0                            $0         No
     138                           $100,000 (LOC)                           $0                            $0         No
     139                                $200,000                        $2,258                      $200,011         No
     140                                      $0                            $0                            $0         No
     141                                      $0                            $0                            $0         No
     142                                      $0                            $0                            $0         No
     143                                      $0                          $992                        $1,984         No
     144                                      $0                            $0                            $0         No
     145                                      $0                            $0                            $0         No
     146                                      $0                            $0                            $0         No
     147                                      $0                            $0                            $0         No
     148                                      $0                            $0                            $0         No
     149                                      $0                            $0                            $0         No
     150                                      $0                            $0                            $0         No
     151                                      $0                            $0                            $0         No
     152                                      $0                            $0                            $0         No
     153                        $581,717.45 (LOC)                           $0              $581,717.45 (LOC)        No
     154                                      $0                        $1,200                            $0         No
     155                                      $0                            $0                            $0         No
     156                                      $0                            $0                            $0         No
     157                                      $0                            $0                            $0         No
     158                                      $0                            $0                            $0         No
     159                                      $0                            $0                            $0         No
     160                                      $0                            $0                            $0         No
     161                                      $0                            $0                            $0         No
     162                                  $1,375                        $1,375                        $2,750         No
     163                                 $20,000                            $0                       $20,000         No
     164                                      $0                            $0                            $0         No
     165                                      $0                            $0                            $0         No
     166                                      $0                            $0                            $0         No
     167                                 $25,000                        $1,583                       $26,583         No
     168                                      $0                          $492                        $1,477         No
     169                                      $0                            $0                            $0         No
     170                                      $0                            $0                            $0         No
     171                                      $0                            $0                            $0         No
     172                                      $0                            $0                            $0         No
     173                                      $0                        $1,500                        $3,000         No
     174                                      $0                        $1,500                        $3,000         No
     175                                      $0                            $0                            $0         No
     176                                 $50,000                            $0                       $50,000         No
     177                                      $0                            $0                            $0         No
     178                                    $750                          $750                        $1,500         No
     179                                      $0                            $0                            $0         No
     180                                      $0                            $0                            $0         No
     181                                      $0                            $0                            $0         No
     182                                      $0                            $0                            $0         No
     183                                      $0                            $0                            $0         No
     184                                      $0                            $0                            $0         No
     185                                      $0                          $642                        $1,284         No
     186                                      $0                            $0                            $0         No
     187                                      $0                            $0                            $0         No
     188                                      $0                          $515                        $1,030         No
     189                                 $50,000                            $0                       $50,000         No
     190                                      $0                            $0                            $0         No
     191                                      $0                            $0                            $0         No
     192                                      $0                            $0                            $0         No
     193                                      $0                            $0                            $0         No
     194                                      $0                            $0                            $0         No
     195                                      $0                            $0                            $0         No
     196                                      $0                            $0                            $0         No
     197                                      $0                            $0                            $0         No

                                     $30,464,107                      $293,186                   $30,858,519







------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE                    INTEREST
  LOAN NO.                 ACCRUAL METHOD                         SEASONING(22)                      LO           DEF
------------------------------------------------------------------------------------------------------------------------------
      1                      Actual/360                                      1                       35            78
      2                      Actual/360                                      1                       35            78
      3                      Actual/360                                      1                       35            78
      4                      Actual/360                                      1                       35            78
      5                      Actual/360                                      1                       35            78
      6                      Actual/360                                      1                       35            78
      7                      Actual/360                                      1                       35            78
      8                      Actual/360                                      1                       35            78
      9                      Actual/360                                      1                       35            78
     10                      Actual/360                                      1                       35            78
     11                      Actual/360                                      1                       35            78
     12                      Actual/360                                      1                       35            78
     13                      Actual/360                                      7                       31            85
     14                      Actual/360                                      4                       28            88
     15                      Actual/360                                      3                       27            56

     16                        30/360                                        4                       35
     17                        30/360                                        4                       35
     18                        30/360                                        4                       35
     19                        30/360                                        4                       35
     20                        30/360                                        4                       35
     21                        30/360                                        4                       35
     22                        30/360                                        4                       35
     23                      Actual/360                                      1                       25            88
     24                      Actual/360                                      3                       27
     25                        30/360                                        2                       60
     26                        30/360                                        3                       35
     27                      Actual/360                                      3                       61
     28                      Actual/360                                      4                       28            28
     29                      Actual/360                                      2                       35            81
     30                      Actual/360                                      4                       28            51
     31                      Actual/360                                      1                       60
     32                      Actual/360                                      4                       47           132
     33                      Actual/360                                      2                       26            93
     34                      Actual/360                                      4                       28            88

     35                        30/360                                        4                       36
     36                        30/360                                        4                       36
     37                      Actual/360                                      5                       47           129
     38                      Actual/360                                      4                       28            51
     39                      Actual/360                                     15                       39            77
     40                      Actual/360                                      4                       28            88
     41                      Actual/360                                      3                       47           132

     42                        30/360                                        3                       35
     43                        30/360                                        3                       35
     44                        30/360                                        3                       35
     45                        30/360                                        3                       35
     46                      Actual/360                                      2                       61
     47                        30/360                                       11                       35
     48                      Actual/360                                      3                       47           132
     49                        30/360                                        4                       35
     50                        30/360                                        2                       35
     51                      Actual/360                                      5                       47            71
     52                      Actual/360                                      8                       32            84
     53                      Actual/360                                      8                       32            84
     54                      Actual/360                                      4                       28            88
     55                      Actual/360                                      4                       28
     56                      Actual/360                                     11                       35            81

     57                      Actual/360                                      2                       47            72
     58                      Actual/360                                      2                       47            72
     59                      Actual/360                                      3                       35            81
     60                      Actual/360                                      2                       26            90
     61                      Actual/360                                      4                       28            88
     62                      Actual/360                                      4                       35            81
     63                      Actual/360                                      4                       35
     64                      Actual/360                                      3                       48
     65                      Actual/360                                      7                       31            85
     66                      Actual/360                                      3                       35           141
     67                      Actual/360                                      2                       26            90
     68                      Actual/360                                      4                       59
     69                      Actual/360                                      3                       35           201
     70                      Actual/360                                      3                       27
     71                      Actual/360                                      3                       27            89
     72                      Actual/360                                      6                       30            89
     73                      Actual/360                                      2                       35           129
     74                      Actual/360                                      2                       26            90
     75                      Actual/360                                      3                       60
     76                      Actual/360                                     11                       35            81
     77                      Actual/360                                     43                       67            49
     78                      Actual/360                                      2                       35
     79                      Actual/360                                     13                       59
     80                      Actual/360                                      5                       47           132
     81                      Actual/360                                      2                       26            90
     82                      Actual/360                                      3                       47           132
     83                      Actual/360                                      5                       47           100
     84                      Actual/360                                      3                       47            36
     85                      Actual/360                                      5                       47            96
     86                      Actual/360                                      2                       26            30
     87                      Actual/360                                      2                       26            78
     88                      Actual/360                                      2                       26
     89                      Actual/360                                      3                       35            81
     90                      Actual/360                                      4                       28            88
     91                        30/360                                        9                       33
     92                      Actual/360                                      3                       27            89
     93                        30/360                                        3                       36
     94                      Actual/360                                      2                       60
     95                      Actual/360                                      1                       25            91
     96                      Actual/360                                      1                       35            81
     97                      Actual/360                                      4                       28            88
     98                      Actual/360                                      3                       35
     99                      Actual/360                                      3                       35
     100                     Actual/360                                      2                       26
     101                       30/360                                        4                       60
     102                     Actual/360                                      2                       60
     103                     Actual/360                                      4                       47
     104                     Actual/360                                      2                       47           132
     105                     Actual/360                                      3                       27           149
     106                     Actual/360                                      3                       35            81
     107                     Actual/360                                      4                       28            88
     108                     Actual/360                                      2                       47           132
     109                     Actual/360                                      2                       26
     110                     Actual/360                                      3                       60
     111                     Actual/360                                      2                       26
     112                     Actual/360                                      5                       47            36
     113                     Actual/360                                      4                       59
     114                     Actual/360                                      4                       35
     115                     Actual/360                                      4                       28           208
     116                     Actual/360                                      5                       35            81
     117                     Actual/360                                      3                       27           149
     118                     Actual/360                                      5                       29           150
     119                     Actual/360                                      4                       35           198
     120                     Actual/360                                      4                       35
     121                     Actual/360                                      4                       35
     122                     Actual/360                                      4                       28            88
     123                     Actual/360                                      4                       61
     124                     Actual/360                                      3                       27           149
     125                     Actual/360                                      2                       60
     126                       30/360                                        4                       28            91
     127                     Actual/360                                      3                       35
     128                     Actual/360                                      5                       35           141
     129                     Actual/360                                      6                       35            81
     130                     Actual/360                                      4                       36            80
     131                     Actual/360                                      4                       47           132
     132                     Actual/360                                      4                       47            72
     133                     Actual/360                                      4                       35            81
     134                     Actual/360                                      3                       35            81
     135                     Actual/360                                      1                       25            88
     136                     Actual/360                                      4                       28            88
     137                     Actual/360                                      5                       35
     138                     Actual/360                                      3                       35           141
     139                     Actual/360                                      3                       35
     140                     Actual/360                                      4                       47            72
     141                     Actual/360                                      4                       47            72
     142                     Actual/360                                      4                       47            72
     143                     Actual/360                                      5                       35
     144                     Actual/360                                      4                       35            81
     145                     Actual/360                                      6                       35            81
     146                     Actual/360                                      5                       29            90
     147                     Actual/360                                      2                       35
     148                     Actual/360                                      4                       28            88
     149                     Actual/360                                      5                       35
     150                     Actual/360                                      4                       35            81
     151                     Actual/360                                      5                       35            81
     152                     Actual/360                                      4                       35            81
     153                     Actual/360                                      3                       27           149
     154                     Actual/360                                      2                       48
     155                     Actual/360                                      3                       35
     156                     Actual/360                                     15                       39            77
     157                     Actual/360                                      3                       35
     158                     Actual/360                                      2                       36            80
     159                     Actual/360                                      4                       35
     160                     Actual/360                                      1                       35
     161                     Actual/360                                      4                       35
     162                     Actual/360                                      4                       47            72
     163                     Actual/360                                      2                       26            90
     164                     Actual/360                                      2                       26
     165                     Actual/360                                      2                       26           150
     166                     Actual/360                                      1                       35
     167                     Actual/360                                      4                       35            81
     168                     Actual/360                                      6                       35
     169                     Actual/360                                      4                       35            81
     170                     Actual/360                                      9                       35
     171                     Actual/360                                      5                       35            81
     172                     Actual/360                                      2                       26            90
     173                     Actual/360                                      4                       60
     174                     Actual/360                                      4                       60
     175                       30/360                                        3                       35
     176                     Actual/360                                      4                       35
     177                     Actual/360                                      2                       35            81
     178                     Actual/360                                      3                       60
     179                     Actual/360                                      4                       35            81
     180                     Actual/360                                      3                       35
     181                     Actual/360                                      3                       35
     182                     Actual/360                                      4                       28
     183                     Actual/360                                      4                       35            81
     184                     Actual/360                                      5                       36            80
     185                     Actual/360                                      5                       36            80
     186                     Actual/360                                      4                       35
     187                     Actual/360                                      3                       35
     188                     Actual/360                                      4                       35
     189                     Actual/360                                      4                       35
     190                     Actual/360                                      3                       35            81
     191                     Actual/360                                      4                       35
     192                       30/360                                        3                       35
     193                     Actual/360                                      5                       35            81
     194                     Actual/360                                      2                       26            90
     195                     Actual/360                                      3                       27           149
     196                     Actual/360                                     38                       62            54
     197                     Actual/360                                      4                       35

                                                                             4





------------------------------------------------------------------------------------------------------------
  MORTGAGE                  PREPAYMENT CODE(23)                                YM             ADMINISTRATIVE
  LOAN NO.           DEF/YM1.00       YM3.00      YM1.00            OPEN   FORMULA(24)         COST RATE(25)
------------------------------------------------------------------------------------------------------------
      1                                                                7                              3.200
      2                                                                7                              3.200
      3                                                                7                              3.200
      4                                                                7                              3.200
      5                                                                7                              3.200
      6                                                                7                              3.200
      7                                                                7                              3.200
      8                                                                7                              3.200
      9                                                                7                              3.200
     10                                                                7                              3.200
     11                                                                7                              3.200
     12                                                                7                              3.200
     13                                                                4                              1.200
     14                                                                4                              3.200
     15                                                                1                              3.200

     16                                               23               2        A                     3.200
     17                                               23               2        A                     3.200
     18                                               23               2        A                     3.200
     19                                               23               2        A                     3.200
     20                                               23               2        A                     3.200
     21                                               23               2        A                     3.200
     22                                               23               2        A                     3.200
     23                                                                7                              3.200
     24                                              149               4        B                     3.200
     25                                               57               3        C                     7.300
     26                                               47               2        A                     3.200
     27                                               55               4        B                     3.200
     28                                                                4                              3.200
     29                                                                4                              3.200
     30                                                                5                              8.200
     31                                               57               3        C                     8.700
     32                                                                1                              3.200
     33                                                                1                              3.200
     34                                                                4                              3.200

     35                                               22               2        A                     3.200
     36                                               22               2        A                     3.200
     37                                                                4                              3.200
     38                                                                5                              8.200
     39                                                                4                              3.200
     40                                                                4                              3.200
     41                                                                1                              3.200

     42                                               47               2        A                     3.200
     43                                               47               2        A                     3.200
     44                                               47               2        A                     3.200
     45                                               47               2        A                     3.200
     46                                               55               4        B                     3.200
     47                                               23               2        A                     3.200
     48                                                                1                              3.200
     49                                               47               2        A                     3.200
     50                                               47               2        A                     3.200
     51                                                                2                              3.200
     52                                                                4                              3.200
     53                                                                4                              3.200
     54                                                                4                              3.200
     55                                               88               4        B                     3.200
     56                                                                4                             10.200

     57                                                                1                              3.200
     58                                                                1                              3.200
     59                                                                4                              3.200
     60                                                                4                              3.200
     61                                                                4                              8.200
     62                                                                4                              8.200
     63                      21                                        4        D                     3.200
     64                                               69               3        C                    10.500
     65                                                                4                              3.200
     66                                                                4                              8.200
     67                                                                4                              3.200
     68                                               57               4        E                     3.200
     69                                                                4                              3.200
     70                                               89               4        B                     3.200
     71                                                                4                              3.200
     72                                                                1                              3.200
     73                                                                4                              8.200
     74                                                                4                              3.200
     75                                               54               6        C                    10.800
     76                                                                4                              3.200
     77                                                                4                              3.200
     78                      45                                        4        D                     3.200
     79                                               57               4        E                     3.200
     80                                                                1                              3.200
     81                                                                4                              3.200
     82                                                                1                             13.200
     83                                                                1                              3.200
     84                                                                1                              3.200
     85                                                                1                              3.200
     86                                                                4                              3.200
     87                                                                4                              3.200
     88                      90                                        4        B                     3.200
     89                                                                4                              3.200
     90                                                                4                              3.200
     91                      83                                        4        B                     3.200
     92                                                                4                              3.200
     93                                               45               3        C                    11.400
     94                                               57               3        C                    11.400
     95                                                                4                              3.200
     96                                                                4                              3.200
     97                                                                4                              3.200
     98                      81                                        4        D                     3.200
     99                      81                                        4        D                     3.200
     100                                              90               4        B                     3.200
     101                                              57               3        C                    11.700
     102                                              57               3        C                    11.700
     103                                  72                           1        F                     3.200
     104                                                               1                              3.200
     105                                                               4                              3.200
     106                                                               4                              5.200
     107                                                               4                              3.200
     108                                                               1                              7.200
     109                     90                                        4        B                     3.200
     110                                              57               3        C                    12.000
     111                                              90               4        B                     3.200
     112                                                               1                              3.200
     113                                              57               4        E                     3.200
     114                     81                                        4        D                     5.200
     115                                                               4                              3.200
     116                                                               4                              5.200
     117                                                               4                              3.200
     118                                                               1                              7.200
     119                                                               7                              5.200
     120                                              81               4        D                     5.200
     121                                              81               4        D                     5.200
     122                                                               4                              3.200
     123                                             175               4        B                     3.200
     124                                                               4                              3.200
     125                                              57               3        C                    12.200
     126                                                               1                              3.200
     127                     81                                        4        D                     5.200
     128                                                               4                             10.200
     129                                                               4                              5.200
     130                                                               4                              5.200
     131                                                               1                              3.200
     132                                                               1                              7.200
     133                                                               4                              5.200
     134                                                               4                              5.200
     135                                                               7                              3.200
     136                                                               4                              3.200
     137                     21                                        4        D                     5.200
     138                                                               4                             12.200
     139                     81                                        4        D                     5.200
     140                                                               1                              3.200
     141                                                               1                              3.200
     142                                                               1                              3.200
     143                     81                                        4        D                     5.200
     144                                                               4                             15.200
     145                                                               4                             10.200
     146                                                               1                              3.200
     147                     81                                        4        D                    10.200
     148                                                               4                              3.200
     149                     81                                        4        D                    10.200
     150                                                               4                             10.200
     151                                                               4                             10.200
     152                                                               4                             10.200
     153                                                               4                              3.200
     154                                              69               3        C                    12.200
     155                     81                                        4        D                    10.200
     156                                                               4                              3.200
     157                     21                                        4        D                    10.200
     158                                                               4                             10.200
     159                     81                                        4        D                    10.200
     160                     78                                        7        D                    10.200
     161                     81                                        4        D                    10.200
     162                                                               1                              3.200
     163                                                               4                              3.200
     164                                              84              10        B                     3.200
     165                                                               4                              3.200
     166                     81                                        4        D                    10.200
     167                                                               4                             10.200
     168                     81                                        4        D                    10.200
     169                                                               4                             10.200
     170                     81                                        4        D                    10.200
     171                                                               4                             15.200
     172                                                               4                              3.200
     173                                              57               3        C                    12.200
     174                                              57               3        C                    12.200
     175                    141                                        4        D                    15.200
     176                     81                                        4        D                    15.200
     177                                                               4                             15.200
     178                                              57               3        C                    12.200
     179                                                               4                              5.200
     180                     81                                        4        D                    15.200
     181                     81                                        4        D                    15.200
     182                    148                                        4        B                     3.200
     183                                                               4                             15.200
     184                                                               4                             15.200
     185                                                               4                             15.200
     186                     81                                        4        D                    15.200
     187                     45                                        4        D                    15.200
     188                     81                                        4        D                    20.200
     189                     81                                        4        D                    25.200
     190                                                               4                             25.200
     191                    201                                        4        D                    25.200
     192                    141                                        4        D                    25.200
     193                                                               4                             25.200
     194                                                               4                              3.200
     195                                                               4                              3.200
     196                                                               4                             25.200
     197                     81                                        4        D                    25.200

                                                                                                      4.517

FOOTNOTES TO APPENDIX II

1 "BSCMI," "MSMC," "WFB," "PCF" and "JHREF" denote Bear Stearns Commercial Mortgage, Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, Principal Commercial Funding, LLC, and John Hancock Real Estate Finance, Inc., respectively, as Sellers.

2 The following loan pools represent multiple properties securing a single mortgage loan, and are designated by Roman Numeral coding: Mortgage Loan Nos. 1-12, 16-22, 35-36, 42-45, and 57-58. For the purpose of the statistical information set forth in this Prospectus Supplement as to such mortgage loans, a portion of the aggregate Cut-off Date Balance has been allocated to each mortgaged property based on respective appraised values and/or Underwritable Cash Flows. The following loan pool represents cross-collateralized/cross-defaulted properties securing multiple mortgage loans and are designated by identical alphabetical coding: Mortgage Loan Nos. 52-53, 98-99 and 120-121. For the purpose of the statistical information set forth in this Prospectus Supplement as to such single-loan/multiple-property and cross-collateralized/cross-defaulted loan pools, certain credit statistics, including NOI DSCR, NCF DSCR, Cut-off Date LTV, Balloon LTV and Cut-off Date Balance per Unit or SF, are calculated on an aggregate basis.

3 Certain of the mortgage loans that are secured by retail properties include in-line and/or anchor tenant ground lease parcels in the calculation of the total square footage of the property.

4 In general for each mortgaged property, "Percent Leased" was determined based on a rent roll or lease verification letter provided by the borrower. "Percent Leased as of Date" indicates the date as of which "Percent Leased" was determined based on such information.

     With respect to Mortgage Loan No. 71, Lofts at Liberty, the mortgage property has a 9,355 sf retail component that contributes approximately 23% of the income but has not been reflected in the property type, units/sf, etc.

5 With respect to Mortgage Loan No. 64, City National Bank Building, a small portion of the subject site located at the northwest corner of the intersection of Golden Shore Street and Shoreline Drive is encumbered by an unsubordinated ground lease. The ground lease will expire on October 24, 2029 with one renewal option of 25 years. The ground rent is $1 per year.

6 The Cut-off Date is February 1, 2004 for any mortgage loan that has a due date on the first day of each month. For purposes of the information contained in this Prospectus Supplement, we present the loans as if scheduled payments due in February 2004 were due on February 1, 2004, not the actual day on which such scheduled payments were due. The mortgage loans generally have a due date on the 1st of the month, except for Mortgage Loan No. 71, Lofts at Liberty, which is due on the 3rd of the month, Mortgage Loan No. 74, Centre Stage at Windward Shopping Center and Mortgage Loan No. 148, The Village at Trickum Shopping Center, which are due on the 5th of the month, Mortgage Loan Nos. 1-12, GIC Portfolio, which is due on the 8th of the month, and Mortgage Loan No. 136, Cranberry Crossings, which is due on the 9th of the month.

     With respect to Mortgage Loan Nos. 1-12 (referred to herein as the "GIC Office Portfolio Loan" and the "GIC Office Portfolio Pari Passu Loan"), the loan is comprised of one A Note (Note A-2A described below) that is secured by the mortgaged properties on a pari passu basis with other notes (Notes A-1A, A-1B, A-2B, A-2C and A-2D described below, together the "GIC Office Portfolio Companion Loan") that are not included in the Trust. The GIC Office Portfolio A Notes had outstanding principal balances as of the cut-off date as follows: Note A-1A, $200,000,000; Note A-1B, $150,000,000;
     Note A-2A, $90,000,000; Note A-2B, $110,000,000; Note A-2C, $85,000,000;
     and Note A-2D, $65,000,000. Note A-1A will be included in a REMIC trust known as LB-UBS Commercial Mortgage Trust 2004-C1. Note A-1B is currently being held by Lehman Brothers Bank, FSB. Note A-2A is included in the Trust. Notes A-2B, A-2C and A-2D are currently being held by MSMC. The GIC Office Portfolio Companion Loan has the same interest rate, maturity date and amortization term as the GIC Office Portfolio Pari Passu Loan. For purposes of the information presented in this Prospectus Supplement with respect to the GIC Office Portfolio Loan, the Debt Service Coverage Ratio and Loan-to-Value Ratio reflect the aggregate indebtedness evidenced by the GIC Office Portfolio Pari Passu Loan and the GIC Office Portfolio Companion Loan.

     With respect to Mortgage Loan Nos. 1-12, the GIC Office Portfolio Loan, the GIC Office Portfolio Properties also secure a subordinated B Note, in an original principal amount totaling $125,000,000. The GIC Office Portfolio Loan is included in the Trust; the B Note is owned by a third party unaffiliated with the mortgage loan seller and is not an asset of the Trust. In addition, 100% of the equity interests in the GIC Office Portfolio Borrower have been pledged as collateral for a $75,000,000 mezzanine loan.

     With respect to Mortgage Loan No. 13 (referred to herein as the "U.S. Bank Tower" and the "U.S. Bank Tower Pari Passu Loan"), the loan is comprised of one A Note (Note A-2 described below) that is secured by the mortgaged property on a pari passu basis with other notes (Notes A-1, A-3 described below, together the "U.S. Bank Tower Companion Loan") that are not included in the Trust. The U.S. Bank Tower A Notes had outstanding principal balances as of the cut-off date as follows: Note A-1, $130,260,000; Note A-2, $65,000,000; and Note A-3, $64,740,000. Note A-1 is included in the
     REMIC Trust know as GCCFC 2003-C2. Note A-2 is included in the Trust. Note A-3 is currently being held by MSMC. The U.S. Bank Tower Companion Loan has the same interest rate, maturity date and amortization term as the U.S. Bank Tower Pari Passu Loan. For purposes of the information presented in this Prospectus Supplement with respect to the U.S. Bank Tower Loan, the Debt Service Coverage Ratio and Loan-to-Value Ratio reflect the aggregate indebtedness evidenced by the U.S. Bank Tower Pari Passu Loan and the U.S. Bank Tower Companion Loan.

     With respect to Mortgage Loan No. 15 (referred to herein as the "Trinity Centre Loan" and the "Trinity Centre Pari Passu Loan"), the loan is comprised of one A Note (Note A-1 described below) that is secured by the mortgaged property on a pari passu basis with another note (Note A-2 described below, the "Trinity Centre Companion Loan") that is not included in the Trust. The Trinity Centre A Notes had outstanding principal balances as of the cut-off date as follows: Note A-1, $59,100,000 and Note A-2, $39,400,000. Note A-2 is currently being held by BSCMI. Note A-1 is included in the Trust. The Trinity Centre Companion Loan has the same interest rate, maturity date and amortization term as the Trinity Centre Pari Passu Loan. For purposes of the information presented in this Prospectus Supplement with respect to the Trinity Centre Loan, the Debt Service Coverage Ratio and Loan-to-Value Ratio reflect the aggregate indebtedness evidenced by the Trinity Centre Pari Passu Loan and the Trinity Centre Companion Loan. In addition, 100% of the equity interests in the Trinity Centre Loan Borrower have been pledged as collateral for a $37,705,270 mezzanine loan.

     With respect to Mortgage Loan No. 62, Pines Apartments, future secured subordinate debt is permitted to be incurred one-time if, among other things, (i) the junior loan is fixed in amount and interest rate, and has no convertible or participating features; (ii) the aggregate debt service coverage ratio is equal to or greater than 1.50x on a 10% loan constant;
     (iii) the aggregate loan to value ratio is not greater than 55%; (iv) junior loan matures on or within 60 days of the maturity date of the mortgage loan; lender's counsel approves junior loan documentation, including first lender protections such as notice and cure rights; (v) a subordination and intercreditor agreement is entered into in form and content satisfactory to lender; (vi) lender receives rating agency confirmation of no downgrade, withdrawal, or qualification of ratings on the certificates; and (vii) the incurrence of the debt does not cause an adverse REMIC event.

     With respect to Mortgage Loan No. 75, Flags on Mission, the related mortgagor is permitted to offer subordinate financing secured by the related mortgaged property to a purchaser upon a sale of the mortgage property subject to the satisfaction of certain conditions including that the debt service coverage ratio for the combined payments shall not be less than 1.30x and the loan to value ratio shall not exceed 75%.

     With respect to Mortgage Loan No. 159, Fountain Creek Apartments, future secured subordinate debt is permitted one-time if, among other things, (i) the junior loan is fixed in amount and interest rate, and has no convertible or participating features; (ii) the aggregate debt service coverage ratio is equal to or greater than 1.50x on a 10% loan constant;
     (iii) aggregate loan to value ratio is not greater than 60%; (iv) the junior loan matures on or within 60 days of the maturity date; (v) at borrower's expense, lender's counsel approves junior loan documentation, including first lender protections such as notice and cure rights; (vi) a subordination and intercreditor agreement entered into in form and content satisfactory to lender; (vii) lender receives rating agency confirmation of no downgrade, withdrawal, or qualification of ratings on the certificates; and (viii) the incurrence of the debt does not cause an adverse REMIC event.

     With respect to Mortgage Loan No. 197, Walgreens Kent, future secured subordinate debt is permitted if, among other things, (i) the junior loan is fixed in amount and interest rate, and has no convertible or participating features; (ii) the aggregate debt service coverage ratio is 2.25x on a 10% loan constant; (iii) the aggregate loan to value ratio is not greater than 50% based on a then current appraisal; (iv) the junior loan matures on or within 60 days of the maturity date of the mortgage loan; (v) at borrower's expense, lender's counsel approves the junior loan documentation, including first lender protections such as notice and cure rights; and (v) a subordination and intercreditor agreement are entered into in form and content satisfactory to lender.

     With respect to Mortgage Loan No. 48, The Center For Shopping, the borrower may incur mezzanine debt up to the lesser of $2,500,000 or an all-in 65% loan to value ratio and a debt service coverage ratio of not less then 1.90x, which is secured by a pledge of the ownership interest in Borrower and is subject to an intercreditor agreement acceptable to Lender.

     With respect to Mortgage Loan No. 83, Spencer Fair Shopping Center, the borrower may incur mezzanine debt up to the lesser of $2,500,000 or an all-in 65% loan to value ratio, which is secured by a pledge of the ownership interest in the borrower and is subject to an intercreditor agreement acceptable to lender.

     With respect to Mortgage Loan No. 85, Lewiston Mall, the borrower may incur mezzanine debt up to the lesser of $2,500,000 or an all-in 65% loan to value ratio, which is secured by a pledge of the ownership interest in borrower and is subject to an intercreditor agreement acceptable to lender.

     With respect to Mortgage Loan No. 109, Publix @ St. Andrews Shopping Center, the borrower has the right in the future to obtain mezzanine financing provided, among other things that (i) the combined loan to value ratio is not greater than 65% of the appraised value, (ii) the combined underwritten debt service coverage ratio is not less than 1.20x based on a 9% constant, and (iii) lender approves the mezzanine lender and financial documents and will enter into an intercreditor agreement. The ability to obtain the mezzanine debt is personal only to the current borrower and the immediate successor that is approved by the lender.

     With respect to Mortgage Loan Nos. 1-12, GIC Office Portfolio, the borrower may release any property, except the AT&T Corporate Center Property and the USG Building Property, through a partial defeasance of the GIC Office Portfolio Loan, based on 125% of the allocated loan amount of the GIC Office Portfolio Property to be released. The GIC Office Portfolio borrower must obtain a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities at the time of any partial defeasance.

     With respect to Mortgage Loan Nos. 16-22, Great Hall Portfolio, after the initial lockout period, the borrower may cause the release of one or more of the mortgaged properties, all of which are currently cross-collateralized and cross-defaulted, provided that a minimum debt service coverage ratio of 2.65x and a loan to value ratio of 60% is maintained on the remaining mortgaged properties after release, and the borrower pays yield maintenance on an amount equal to 115% of the allocated loan amount.

     With respect to Mortgage Loan No. 32, Faisal Apartment Portfolio, after the fifth year of the Loan, the borrower may obtain the release of one or more of the mortgaged properties if the mortgaged properties remaining after release would have a debt service coverage ratio greater than 1.25x and a loan to value ratio of not more than 72.5%.

     With respect to Mortgage Loan Nos. 35-36, Glenmark & Shellmore Shopping Center, after the initial lockout period, the borrower may cause the release of one or more of the mortgaged properties, all of which are currently cross-collateralized and cross-defaulted, provided that a minimum debt service coverage ratio of 2.65x and a loan to value ratio of 60% is maintained on the remaining mortgaged properties after release, and the borrower pays yield maintenance on an amount equal to 115% of the allocated loan amount.

     With respect to Mortgage Loan Nos. 42-45, Inland Southeast Portfolio, after the initial lockout period, the borrower may cause the release of one or more of the mortgaged properties, all of which are currently cross-collateralized and cross-defaulted, provided that a minimum debt service coverage ratio of 2.65x and a loan to value ratio of 60% is maintained on the remaining mortgaged properties after release, and borrower pays yield maintenance on an amount equal to 115% of the allocated loan amount.

     With respect to Mortgage Loan Nos. 52-53, Griffin Portfolio, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (a) the borrower deposits defeasance collateral equal to 125% of the allocated loan amount of the released property, (b) the debt service coverage ratio of the remaining property is not less than the greater of (x) the debt service coverage ratio prior to the release and (y) 1.35x, (c) the loan to value ratio of the remaining property is equal to or less than 75%, and (d) the lender receives rating agency confirmation of no resulting downgrading, withdrawal, or qualification of the ratings of the REMIC certificates.

     With respect to Mortgage Loan No. 69, Great Western Shopping Center, the borrower is allowed to demolish the 14,321 sf "corner building" at anytime during the loan term provided certain conditions have been satisfied including, but not limited to: a) the lender receives a demolition notice, including contract and permits; b) the borrower is not in default; c) the lender has received payments for all fees related to the demolition and sums then due and payable under the loan documents; d) following such partial demolition, as evidenced by a current appraisal, loan to value ratio shall not be more than 65%; e) the debt service coverage ratio of the remaining property shall not be less than 1.50x; f) no TI/LC impounds shall be disbursed in connection with the relocation of the existing tenants of the demolished property; g) the lender receives rating agency confirmation of no downgrade, withdrawal, or qualification of ratings of the certificates; and no adverse REMIC event shall occur in connection with the demolition.

     With respect to Mortgage Loan No. 73, Bridgeport Retail Center, the borrower has informed lender that a governmental agency may acquire a portion of the property facing 72nd Street for the purpose of creating a new intersection ("72nd Street Condemnation").

     With respect to Mortgage Loan No. 98, 331-359 Stealth Court, and Mortgage No. 99, 1372-82 Stealth Street and 343-345 Wright Brothers, following the lockout period, the borrower shall have the right to request a release of the cross-collateralization and cross-default for either Loan from its lien provided that the following conditions are satisfied: (i) borrower shall prepay the applicable loan in an amount equal to 125% of the outstanding principal balance of the released loan, with the additional 25% to be applied as a partial prepayment on the related loan; (ii) the debt service coverage ratio on the remaining property must equal or exceed (a) in the case of a 331-359 Stealth Court release, 1.54x or (b) in the case of a 1372-82 Stealth Street and 343-345 Wright Brothers release, 1.43x; (iii) the remaining property loan to value ratio is not more than 70%; (iv) the borrower will reimburse the lender for any reasonable cost and expenses it incurs arising from the release of the property; (v) the borrower is not in default; (vi) all prepayment of loan principal associated with the release of collateral will be subject to the prepayment fee described in the prepayment section of the loan documents.

     With respect to Mortgage Loan No. 121, Queen Ann Apartments, following the lockout period, the borrower shall have the right to request a release of the cross-collateralization and cross-default with Mortgage Loan No. 120, Ridgetop Apartments, upon prepayment of the outstanding principal balance of the loan and payment of the applicable prepayment premium, provided that
     (i) an amount equal to the greater of 25% of the outstanding principal balance of the Queen Ann loan or $325,000 is prepaid on the Ridgetop Apartments mortgage, together with the applicable prepayment premium, (ii) the Ridgetop Apartments mortgage loan is not in default and (iii) the remaining balance on the Ridgetop Apartments mortgage loan does not exceed the lesser of (a) an amount which would result in a loan to value ratio of not more than 65% or (b) an amount such that the cash flow from the Ridgetop Apartments property covers debt service on the Ridgetop Apartments mortgage loan with a minimum debt coverage ratio of 1.40x.

     With respect to Mortgage Loan Nos. 1-12, GIC Office Portfolio, the borrower may substitute one or more of the mortgaged properties, that in aggregate, represent up to 30% of the principal amount of the GIC Office Portfolio, with substantially similar office propert(y)(ies), provided that, among other things, (i) the lender has received confirmation from the rating agencies that the substitution will not result in a downgrade of the related certificates, (ii) the debt service coverage ratio after substitution is not less than the debt service coverage ratio at closing or as of the date immediately preceding the substitution, (iii) the appraised value of the replacement property may be no less than the value of the released property as of the closing date, (iv) in no event may either the AT&T Corporate Center Property or the USG Building Property be substituted out of the portfolio, nor may the GIC Office Portfolio Loan be secured by fewer than eight individual properties and (v) certain location restrictions apply to the replacement properties.

     With respect to Mortgage Loan Nos. 16-22, Great Hall Portfolio, borrower may substitute one or more of the mortgaged properties with substantially similar propert(y)(ies), provided that, among other things, (i) the lender has received confirmation from the rating agencies that the substitution will not result in a downgrade of the related certificates, (ii) the debt service coverage ratio after substitution is not less than the debt service coverage ratio at closing or as of the date immediately preceding the substitution, and (iii) the fair market value of the substitute property is not less than (a) the fair market value of the released property at closing, (b) the fair market value as of the date immediately preceding the substitution.

7    The "Grace Period" shown is grace period to charge late interest.

8 The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note. Due to the Actual/360 interest calculation methodology applied to most mortgage loans, the actual amortization to a zero balance for such loans will be longer.



     With respect to Mortgage Loan Nos. 1-12, GIC Office Portfolio, the annual P&I debt servi tion schedule ce amounts, based on the amortization is as follows:



                  Year                                     Annual Amortization
     ---------------------------------------------------------------------------
                  2004                                           Interest Only

                  2005                                           Interest Only

                  2006                                           Interest Only

                  2007                                           Interest Only

                  2008                                           Interest Only

                  2009                                              $5,819,113

                  2010                                              $5,826,006

                  2011                                              $5,833,321

                  2012                                              $5,839,503

                  2013                                              $5,849,224

     ---------------------------------------------------------------------------
      Total                                                        $29,167,167
     ---------------------------------------------------------------------------


     With respect to Mortgage Loan No. 24, Gallup Headquarters, the mortgage has 15-year stepped self-amortizing loan structure. The monthly payment from December 1, 2003 through November 1, 2008 is $268,021.92 based on a 17-year amortization. Beginning December 1, 2008 through November 1, 2013 the monthly payment changes to $284,746.50 based approximately on a 15-year amortization schedule. The monthly payment from December 1, 2013 through November 1, 2018 increases to $332,180.60 based approximately on a 5-year amortization.

9 The indicated NOI DSCR and NCF DSCR reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

10 "Valuation Date" refers to the date as of which the related appraised value applies (also known as the "value as-of date").

11 "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property, "Second Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footage only from the primary spaces sharing the same expiration date, and may not include minor spaces with different expiration dates.

     With respect to Mortgage Loan No. 1, GIC Office Portfolio - AT&T Corporate Center, the largest tenant has 710,580 sf expiring in 2009, and 1,887 sf expiring in 2007; the second largest tenant has 235,471 sf expiring in 2017 and 1,850 sf expiring in 2004.

     With respect to Mortgage Loan No. 2, GIC Office Portfolio - USG Building, the largest tenant has 243,566 sf expiring in 2011, 33,439 sf expiring in 2005 and 6,824 sf is currently leased on a month-to-month basis.

     With respect to Mortgage Loan No. 3, GIC Office Portfolio - One Bush Plaza, the largest tenant has 124,386 sf expiring in 2005, 4,573 sf expiring in 2008 and 671 sf is currently leased on a month-to-month basis; the second largest tenant has 34,118 sf expiring in 2012 and 976 is currently leased on a month-to-month basis.

     With respect to Mortgage Loan No. 7, GIC Office Portfolio - 595 Market Street, the largest tenant has 47,403 sf expiring in 2007, and 786 sf is currently leased on a month-to-month basis; the second largest tenant has 34,824 sf expiring in 2005, and 862 sf is currently leased on a month-to-month basis; the third largest tenant has 16,690 sf expiring in 2008, 2,640 sf expiring in 2011 and 140 sf is currently leased on a month-to-month basis.

     With respect to Mortgage Loan No. 8, GIC Office Portfolio - Three Bala Plaza, the third largest tenant has 61,525 sf expiring in 2008, and 458 sf is currently leased on a month-to-month basis.

     With respect to Mortgage Loan No. 12, GIC Office Portfolio -Two Bala Plaza, the largest tenant has 34,711 sf expiring in 2004, and 1,151 sf is currently leased on a month-to-month basis; the third largest tenant has 13,362 sf expiring in 2007 and 100 sf is currently leased on a month-to-month basis.

     With respect to Mortgage Loan No. 13, U.S. Bank Tower, the largest tenant has 17,425 sf expiring in 2004, and 274,193 sf expiring in 2009.

     With respect to Mortgage Loan No. 115, 173 South Main Street, Walgreens has a 75 year lease, but has an option to terminate lease at the end of years 25,30,35,40,45,50,55,60,65 & 70 with 6 months notice.

     With respect to Mortgage Loan No. 115, 173 South Main Street, in the event that the Borrower decides to sell, assign or transfer interests in the lease or property, Walgreens has a right of first refusal to the offer. Lender has right to approve Walgreens as Borrower.

     With respect to Mortgage Loan No. 129, Walgreens Lake Mead, Walgreens has a 60 year lease, but has an option to terminate lease at the end of years 20, 25, 30, 35, 40, 45, 50 & 55 with 6 months notice.

     With respect to Mortgage Loan No. 130, Walgreens at 35th & West Camelback, Walgreens has a 60 year lease, but has an option to terminate lease at the end of years 20, 25, 30, 35, 40, 45, 50 & 55 with 6 months notice.

     With respect to Mortgage Loan No. 150, 2920 E. Chambers, the tenant has the option to purchase the subject property. The purchase option is $3,457,284 and expires in April 2005.

     With respect to Mortgage Loan No. 158, Walgreens 2808 North Gessner, Walgreens has a 60 year lease, but has an option to terminate lease at the end of years 20, 25, 30, 35, 40, 45, 50 & 55 with 6 months notice.

     With respect to Mortgage Loan No. 197, Walgreens Kent, Walgreens has a 60 year lease, but has an option to terminate lease at the end of years 20, 25, 30, 35, 40, 45, 50 & 55 with 6 months notice.

12 For "Capital Expenditure Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

13 For "TI/LC Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances the amount of the escrow may be capped or collected only for certain periods of time and/or may not be replenished after a release of funds. The weighted average percentage of mortgage loans disclosed as having TI/LC cash or letter of credit balances in place considers only mortgage loans on commercial-type properties, excluding hospitality, multifamily, manufactured housing community, other and self storage mortgaged properties.

14 "Other Escrow Description" indicates any other types of escrow required, or in certain cases letters of credit required, other than Insurance, Tax, Capital Expenditure and TI/LC. In certain cases, the letter of credit may represent additional security from a tenant, and may therefore be relinquished when such tenant leaves the property at lease expiration.

     With respect to Mortgage Loan No. 154, Circuit City, the subject property was subdivided from a larger parcel, a separate tax parcel for the subject property has not yet been established. The lender will escrow real estate taxes only for the subject property.

15 "Springing Escrow Description" indicates the type of escrow required to be funded in the future and/or upon the occurrence of certain future events as outlined in the respective loan documents.

16 "Initial Capital Expenditures Escrow Requirement" indicates the amount of the escrow, or in certain cases the letter of credit, that was deposited at loan closing.

17 "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for Capital Expenditure Escrow in the loan documents for such mortgage loan. In certain cases, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

18 "Current Capital Expenditure Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the November, 2003 due dates for the WFB- originated mortgage loans, as of the December, 2003 due dates for the BSCMI, PCF, JHREF and MSMC- originated loans.

19 "Initial TI/LC Escrow Requirement" indicates the amount of the escrow or in certain cases the letter of credit that was deposited at loan closing.

20 "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for Tenant Improvements and Leasing Commissions Escrow in the loan documents for such mortgage loan. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

21 "Current TI/LC Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the November, 2004 due dates for the WFB- originated mortgage loans, as of the December, 2003 due dates for the BSCMI, PCF, JHREF and MSMC- originated loans.

22 "Seasoning" represents the number of payments elapsed from the earlier of the "First Payment Date (P&I)" or "First Payment Date (IO)" to the Cut-off Date.

23 The "Prepayment Code" includes the number of loan payments from the first Due Date to the stated maturity. "LO" represents the lockout period. "DEF" represents defeasance. "DEF/YM1.00" represents either defeasance or the greater of yield maintenance and 1.00%, generally at the option of the borrower. "YM3.00" represents the greater of yield maintenance and 3.00%. "YM1.00" represents the greater of yield maintenance and 1.00%. "Open" represents the number of payments, including the maturity date, at which principal prepayments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of "Prepayment Code" represents the number of payments in the Original Term to Maturity for which such provision applies. See Footnotes 24 and 26 for additional prepayment information.

     With respect to Mortgage Loan No. 88, Hadley Woods Apartments, the premises was originally approved for development as a condominium complex; however, the premises has been operated as an apartment complex since its development in 1998. In the event that Township of North Brunswick formally objects to the premises being operated as an apartment complex, the borrower shall have 90 days from notice being given by the lender to pay off the loan under the standard yield maintenance prepayment terms. Under this circumstance the lockout period is not applicable.

24 Mortgage loans with associated Yield Maintenance prepayment premiums are categorized according to unique Yield Maintenance formulas. There are 6 different Yield Maintenance formulas represented by the loans in the subject mortgage loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E", and "F". Any exceptions to these formulas are shown below such formulas. Summaries of the 6 formulas are listed beginning on page II-9.

25 The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

26 Each of the following mortgage loans is structured with a performance holdback or letter of credit ("LOC") subject to achievement of certain release conditions. The release conditions are referenced by numbers 1-2, which are summarized immediately below the table. The amount of the holdback was escrowed, or the letter of credit was established, for each mortgage loan at closing. Many of the loans with reserves and reserve agreements in place permit or require the amount in the reserve (or proceeds of the letter of credit) to be applied to outstanding loan amounts in the event of a default. The mortgage loans referenced in this paragraph do not include all such loans, but rather only those loans which permit or require the application of the reserve (or proceeds of the letter of credit) to the balance of the mortgage loan if the mortgaged property does not achieve a specified level of financial performance in accordance with the terms of the respective reserve agreements. Although generally the mortgage loans prohibit voluntary partial prepayment, the following mortgage loans may require partial prepayments:


                                                 Escrow or LOC         Escrowed Holdback or                      Prepayment
  Mtg.                                              Release              Letter of Credit     Outside Date        Premium
Loan No.           Property Name                   Conditions            Initial Amount       for Release        Provisions
----------------------------------------------------------------------------------------------------------------------------------
   27      1101 15th Street, NW                         1                    $128,125          10/1/2004     Yield Maintenance

   28      Chandler Gateway Center                      2                  $3,000,000          9/25/2006     Defeasance

   40      Ravinia Plaza                                1                     $58,189           9/1/2004     Yield Maintenance


     All yield maintenance premiums indicated above are to be paid by the borrower.

RELEASE CONDITIONS


1. Borrower furnishes to lender written disbursement request; lien waivers; title endorsement; evidence that the work has been completed in accordance with all permits, bonds, licenses, approvals required by law; and a statement from an architect, contractor or engineering consultant to the extent and cost of the repairs or a copy of the construction contract and any change orders. In addition, the lender has inspected or waived right to inspection.

2. The C Shops letter of credit will be released upon satisfaction of the following conditions: (i) the C Shops tenants take occupancy and commence paying total minimum rent (inclusive of recoveries) in the amount of $300,000; and (ii) the NCF for the property is $2,500,000. Provided condition (i) has been met, and the NCF for the property has increased over $2,200,000, then the letter of credit shall be reduced each calendar quarter in an amount equivalent to $10.00 for each additional $1.00 of NCF in excess of $2,200,000. If, after 36 months, the C Shops letter of credit is not released, Lender shall have the right to (i) hold the C Shops letter of credit as additional collateral for the loan; or (ii) apply the C Shops letter of credit to the loan amount with defeasance.

YIELD MAINTENANCE FORMULAS


A           In connection with prepayment, Borrower shall pay a prepayment consideration (the "Prepayment Consideration") equal to the greater of (A) one percent (1%) of the outstanding principal balance of the Loan being prepaid or (B) the excess, if any, of (1) the sum of the present values of all then-scheduled payments of principal and interest under this Agreement including, but not limited to, principal and interest on the Maturity Date(1) (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate), over (2) the outstanding principal amount of the Loan. Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

            "Prepayment Rate" shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the Prepayment Rate Determination Date has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date(1), as most recently published in the "Treasury Bonds, Notes and Bills" section in The Wall Street Journal as of the date of the related tender of the payment. If more than one issue of United States Treasury Securities has the remaining term to the Maturity Date(1) referred to above, the "Prepayment Rate" shall be the yield on the United States Treasury Security most recently issued as of such date. If the publication of the Prepayment Rate in The Wall Street Journal is discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

            "Prepayment Rate Determination Date" shall mean the date which is five (5) Business Days prior to the prepayment date.



     ---------------------------------------------------------------------------
     NOTES:

     (1) With respect to Mortgage Loan Nos. 16-22, Great Hall Portfolio, delete "Maturity" and insert "Anticipated Repayment".

     ---------------------------------------------------------------------------

B    Loan Prepayment

            Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of the Note until the date which is
     (1) three (3) months prior to the Maturity Date. From and after such date,
     (2)provided there is no Event of Default, the principal balance of the Note may be prepaid, (3)at par, in whole but not in part, upon: (a) not less than 15 days prior written notice to Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note is prepaid absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note, regardless of any prepayment; (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is to be made; and (c) payment of all other Indebtedness then due under the Loan Documents. Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

            (4)In addition to the Loan Prepayment rights set forth in the above paragraph, after the Lockout Date but prior to the date which is (5)three
     (3) months prior to the Maturity Date, Borrower may prepay the principal balance of the Note, provided there is no Event of Default, in whole but not in part, upon (a) not less than 30 days prior written notice to the Lender specifying the date on which prepayment is to be made, which prepayment must occur no later than the fifth day of any such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note is prepaid, absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note regardless of any prepayment; (b) payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is made, (c) payment of all other Indebtedness then due under the Loan Documents, and (d) payment of a "Make Whole Premium." Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith.

            The Make Whole Premium shall be the greater of one percent (1%) of the outstanding principal amount of the Loan or a premium calculated as provided in subparagraphs (1)-(3) below:

     (1) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the * U.S. Treasury Issue ("Primary Issue") published one week prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield. In the event there is no market activity involving the Primary Issue at the time of prepayment, the Lender shall choose a comparable Treasury Bond, Note or Bill ("Secondary Issue") which the Lender reasonably deems to be similar to the Primary Issue's characteristics (i.e., rate, remaining time to maturity, yield).
     *At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, Lender shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as the Note.

     (2) Calculate the "Present Value of the Loan." The Present Value of the Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date.

     (3) Subtract the amount of the prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

     Notwithstanding anything in the above to the contrary, during the last 90 days prior to the Maturity Date, (6) the Make Whole Premium shall not be subject to the one percent (1%) minimum and shall be calculated only as provided in (1) through (3) above.

--------------------------------------------------------------------------------
NOTES:

(1) With respect to Mortgage Loan No. 164, 845-855 W. North Avenue, delete "three (3)" and insert "nine (9)".

(2) With respect to Mortgage Loan No. 88, Hadley Woods Apartments, delete "provided there is no Event of Default,".

(3) With respect to Mortgage Loan No. 88, Hadley Woods Apartments, delete "at par".

(4) With respect to Mortgage Loan No. 88, Hadley Woods Apartments, delete the entire paragraph and insert the following paragraph:

         "In addition to the Loan Prepayment rights set forth in the above paragraph, prior to the date which is three (3) months prior to the Maturity Date, provided there is no Event of Default and Lender has declared the Note due and payable in full in accordance with Paragraph 2(g) of the Mortgage, Borrower shall have 90 days to prepay the principal balance of the Note in full. Such prepayment of the Note must: (a) occur no later than the fifth day of any such month unless Borrower pays to Lender all interest that would have accrued for the entire month in which the Note is prepaid, absent such prepayment. If prepayment occurs on a date other than a scheduled monthly payment date, Borrower shall make the scheduled monthly payment in accordance with the terms of the Note regardless of any prepayment; (b) include payment of all accrued and unpaid interest on the outstanding principal balance of the Note to and including the date on which prepayment is made, (c) include payment of all other Indebtedness then due under the Loan Documents, and (d) include payment of a Make Whole Premium. Lender shall not be obligated to accept any prepayment of the principal balance of the Note unless it is accompanied by all sums due in connection therewith. In the event the Note is not paid in full within said 90 day period, an Event of Default shall have occurred. Notwithstanding anything in this Agreement to the contrary, the Lockout Date shall not be applicable to any prepayment under this paragraph."

(5) With respect to Mortgage Loan No. 164, 845-855 W. North Avenue, delete "three (3)" and insert "nine (9).

(6) With respect to Mortgage Loan Nos. 55, Fair Lawn Park Estates, 100, Madison Arms Apartments, and 111, Northfield Townhomes, insert "in connection with an Event of Default and acceleration,".

--------------------------------------------------------------------------------

C Prepayment. Except as provided below, Maker may not prepay the loan in whole or in part.

            On or after the end of the (1) (5th) fifth Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days' prior written notice specifying the scheduled payment date on which prepayment is to be made (the "Prepayment Date"), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

            (a) the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of this
                  Note immediately prior to such prepayment; or

            (b) 1.00% of the principal balance of the Note immediately prior to such prepayment.

            All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

            In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee's reasonable determination, and used to calculate the prepayment premium.

            The loan will be open to prepayment without premium on any scheduled payment date during the last ninety (90) (2) days of the term of the loan.

            If any notice of prepayment is given, the principal balance of the loan and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

            Provided no default exists under the Loan Documents, the above premium shall not to be applicable to a prepayment resulting from Payee's election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

     No partial prepayment shall be allowed.

     The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.


     ---------------------------------------------------------------------------
     Notes:

     1) With respect to Mortgage Loan No. 64, City National Bank Building and Mortgage Loan No. 154, Circuit City, delete "(5th) Loan Year", insert "(4th) Loan Year", with respect to Mortgage Loan No. 93, Grossmont Medical Arts Building, delete "(5th) Loan Year", and insert
          (3rd) Loan Year.

     2)   With respect to Mortgage Loan No. 75, Flags on Mission, delete "ninety
         (90)" and insert "one hundred eighty (180)".

     ---------------------------------------------------------------------------

D           Basic Charge. Except as provided below, if this Note is prepaid prior to the last 3(1) months of the term, whether such prepayment is voluntary, involuntary or upon acceleration of the principal amount of this Note by lender following a Default, Borrower shall pay to lender on the prepayment date (in addition to all other sums then due and owing to lender under the Loan Documents) a prepayment charge equal to the greater of the following two amounts: (i) an amount equal to 1% of the amount prepaid; or
     (ii) an amount equal to (a) the amount, if any, by which the sum of the present values as of the prepayment date of all unpaid principal and interest payments required under this Note, calculated by discounting such payments from their respective scheduled payment dates back to the prepayment date at a discount rate equal to the Periodic Treasury Yield (defined below) exceeds the outstanding principal balance of the Loan as of the prepayment date, multiplied by (b) a fraction whose numerator is the amount prepaid and whose denominator is the outstanding principal balance of the Loan as of the prepayment date. For purposes of the foregoing, "Periodic Treasury Yield" means (iii) the annual yield to maturity of the actively traded non-callable United States Treasury fixed interest rate security (other than any such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to (whether before, on or after) the Maturity Date (or if two or more such securities have maturity dates equally close to the Maturity Date, the average annual yield to maturity of all such securities), as reported in The Wall Street Journal or other authoritative publication or news retrieval service on the fifth Business Day preceding the prepayment date, divided by (iv) 12, if scheduled payment dates are monthly, or 4, if scheduled payment dates are quarterly


     ---------------------------------------------------------------------------
     NOTES:

     (1) With respect to Mortgage Loan No. 160, Duarte Industrial, delete "3" and insert "6".

     ---------------------------------------------------------------------------

E           The Prepayment Consideration shall equal an amount equal to the greater of (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of this Note being prepaid over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment
     Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

F           After the fourth anniversary of the Month-End Date, Borrower may, provided it has given Lender prior written notice in accordance with the terms of this Note, prepay the unpaid principal balance of this Note in whole, but not in part, by paying, together with the amount to be prepaid,
     (a) interest accrued and unpaid on the portion of the principal balance of this Note being prepaid to and including the date of prepayment, (b) unless prepayment is tendered on the first day of a calendar month, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the last day of the calendar month in which the prepayment occurs had the prepayment not been made (which amount shall constitute additional consideration for the prepayment), (c) all other sums then due under this Note, the Security Instrument and the Other Security Documents, and (d) a prepayment consideration (the "Prepayment Consideration") equal to the greater of (i) three percent (3%) of the principal balance of this Note being prepaid and
     (ii) the excess, if any, of (A) the sum of the present values of all then-scheduled payments of principal and interest under this Note including, but not limited to, principal and interest on the Maturity Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate (hereinafter defined)), over (B) the principal amount of this Note being prepaid.

            The term "Prepayment Rate" means the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the Prepayment Rate Determination Date (hereinafter defined) has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury Bonds, Notes and Bills" section in The Wall Street Journal as of such Prepayment Rate Determination Date. If more than one issue of United States Treasury Securities has the remaining term to the Maturity Date referred to above, the "Prepayment Rate" shall be the yield on the United States Treasury Security most recently issued as of the Prepayment Rate Determination Date. The rate so published shall control absent manifest error. The term "Prepayment Rate Determination Date" shall mean the date which is five (5) Business Days prior to the scheduled prepayment date. As used herein, "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

            Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration. If the publication of the Prepayment Rate in The Wall Street Journal is discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical Release
     H.15 (519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

APPENDIX III
SIGNIFICANT LOAN SUMMARIES


--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 1-12 - GIC OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):            $90,000,000

CUT-OFF DATE BALANCE:           $90,000,000

SHADOW RATING (MOODY'S/FITCH):  A3 / AA-

FIRST PAYMENT DATE:             February 8, 2004

INTEREST RATE:                  5.247%

AMORTIZATION:                   Interest only until January 8, 2009; thereafter
                                monthly principal and interest payments in the amount of $484,926 beginning February 8, 2009.

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  January 8, 2014

EXPECTED MATURITY BALANCE:      $84,146,080

SPONSOR:                        Prime Plus Investments, Inc.

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until the earlier of December 10, 2006
                                or 2 years after the REMIC "start-up" date with respect to the final securitization of any note secured by the GIC Office Portfolio Loan, with U.S. Treasury defeasance thereafter. Prepayable without penalty from and after July 8, 2013.

LOAN PER SF(1):                 $109.55

UP-FRONT RESERVES(2):           Deferred Maintenance:            $18,150,286


                                RE Tax:                          $17,100,000

                                Insurance:                       $6,580,000

                                Cap Ex:                          $528,125

                                CitySpire Reserve:               $210,347


ONGOING RESERVES(2):            Deferred Maintenance:            See footnote
                                                                 2, below

                                RE Tax:                          $3,130,743 /
                                                                 month

                                Insurance:                       $578,299 /
                                                                 month

                                Ground Lease:                    Springing

                                Operating Expenses:              Springing

LOCKBOX:                        Hard
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:         Portfolio of 12 assets

PROPERTY TYPE:                  Office

PROPERTY SUB-TYPE:              Urban and Suburban

LOCATION:                       See table

YEAR BUILT/RENOVATED:           See table

OCCUPANCY(3):                   91.0%

SQUARE FOOTAGE:                 6,389,871

THE COLLATERAL:                 See individual property descriptions

OWNERSHIP INTEREST(4):          Fee

                                                          LEASE
MAJOR TENANTS(5)                % NRSF      RENT PSF   EXPIRATION
----------------                ------      --------   ----------
AT&T Communications, Inc.        13.2%        $20.09       2009

William Blair                     5.6%        $23.05       2011

McDermott, Will & Emery           3.7%        $28.52       2017

USG                               4.1%        $22.50       2007

JP Morgan Chase                   3.4%        $35.67       2005

PROPERTY MANAGEMENT:            Tower Realty Management Corporation

U/W NET OP. INCOME:             $117,113,004

U/W NET CASH FLOW:              $106,766,455

APPRAISED VALUE:                $1,435,450,000

CUT-OFF DATE LTV(1):            48.8%

MATURITY DATE LTV(1):           45.6%

DSCR(1):                        2.86x
--------------------------------------------------------------------------------

(1) The subject $90,000,000 loan represents a 12.86% pari passu interest in the $700,000,000 senior portion of an $825,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $700,000,000 senior financing. The DSCR after the interest only period is 2.36x.


                                     III-1

(2) A capital expenditure reserve in the amount of $528,125 was funded at the closing, which reserve will be released to fund the cost to obtain a "no further action" letter from the Pennsylvania Department of Environmental Protection or a professional's opinion of no required action with respect to contamination from a former leaking underground storage tank located at the property known as One Bala Plaza, Bala Cynwyd, PA.

     A CitySpire reserve in the amount of $210,347 was funded at the closing, which reserve will be released to the Borrower when it has delivered evidence that it has resolved certain disputed expenses owed to the condominium board with respect to the property known as CitySpire Tower, New York, NY.

     Ongoing RE Tax monthly reserves are based on the 2003 budget. The ongoing Insurance monthly reserves are based on the 2004 budget.

     The Borrower funded or is required to fund reserves for tenant improvement and leasing costs for the space leased by the following tenants:

     (i) USG Corporation ("USG") at the USG Building, Chicago, IL: At the closing, the Borrower deposited $11,850,000 to be held in a reserve account for the USG lease. The reserve will be released to the Borrower when USG affirms its lease pursuant to the bankruptcy code.

     (ii) AT&T at the AT&T Corporate Center, Chicago, IL. If AT&T does not renew its lease at least six months prior to its expiration, then the Borrower shall deposit $867,135 over six months into a reserve for such tenant's space.

     (iii)  MCI Telecommunications ("MCI") at Three Bala Plaza, Bala Cynwyd, PA:
            If MCI has not affirmed its lease pursuant to the bankruptcy code by January 11, 2004, then the Borrower shall deposit $1,491,120 into a reserve for such tenant's space.

     (iv) J.P. Morgan Securities, Inc. ("JP Morgan") at One Bush Plaza, San Francisco, CA: If JPMorgan does not renew its lease at least six months prior to its expiration, then the Borrower shall deposit $875,000 over 6 months into a reserve for such tenant's space.

     (v) Amazon.com at 520 Pike, Seattle, WA: Upon the earlier to occur of notification from Amazon that it is not renewing its lease or upon the expiration of its lease, the Borrower shall deposit $2,261,115 into a reserve for such space.

     In each case, portions of the relevant reserve may be used to fund leasing costs in connection with re-leasing the space. The remaining reserve will be released when a satisfactory replacement tenant (within the parameters described in the loan agreement) is in occupancy with no unfunded tenant costs.

     At the closing, the Borrower also deposited $6,300,286 into a tenant improvement and leasing cost reserve with respect to certain specified tenant space. The Borrower must deposit an additional $2,156,320 in the event that the Borrower becomes obligated to pay leasing costs with respect to certain space leased to Credit Suisse First Boston.
     The Borrower may deliver a letter of credit in substitution of any of the foregoing tenant improvement and leasing cost reserve amounts.

     A ground lease rent reserve will be required in the event that any substitute mortgaged property is ground leased.

     An operating expense reserve funded from cash flow will be required if an event of default occurs that is not a monetary default or a material default. Such funds will be released to the borrower monthly in accordance with the annual budget. In addition, if an event of default exists, an excess cash reserve will be established with respect to funds that would otherwise be released to the borrower pursuant to the terms of the waterfall under the lockbox.

(3)  Occupancy is based on the rent roll dated December 1, 2003.

(4) Certain of the GIC Office Portfolio Loan Properties are subject to ground leases, as described below. The ground lessor in each case has subordinated the ground leases to the lien of the GIC Office Portfolio Mortgages, and the properties are therefore listed as "Fee".

(5) AT&T Communications, Inc.: 710,580 square feet expires in March 2009, 120,654 square feet expires in December 2005, 12,623 square feet expires in October 2004 and 1,887 square feet expires in June 2007.

     William Blair: 253,461 square feet expires in July 2011, 35,728 square feet expires in March 2009, 33,439 square feet expires in December 2005, 25,758 square feet expires in April 2006 and 6,824 square feet is month-to-month.

     McDermott, Will & Emery: 235,471 square feet expires in April 2017 and 1,850 square feet expires in May 2004.

     JP Morgan Chase: 124,386 square feet expires in December 2005, 85,900 square feet expires in October 2012, 4,573 square feet expires in August 2008 and 671 square feet is month-to-month.

                                     III-2

THE GIC OFFICE PORTFOLIO LOAN

     THE LOAN. The largest loan (the "GIC Office Portfolio Loan") as evidenced by the Promissory Note (the "GIC Office Portfolio Note") is secured by a first priority Mortgage and Security Agreement or Deed of Trust and Security Agreement (collectively, the "GIC Office Portfolio Mortgage") encumbering each of the twelve office properties identified below, located in Bala Cynwyd, Pennsylvania (three properties); San Francisco, California (two properties); Chicago, Illinois (two properties); New York, New York (two properties); Greenwich, Connecticut; Seattle, Washington; and Milwaukee, Wisconsin (collectively, the "GIC Office Portfolio Property"). The GIC Office Portfolio Loan was originated on December 10, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrowers are 40 Broad Street, Inc.; Bala Plaza Property, Inc.; 595 Market Street, Inc.; 227 Monroe Street, Inc.; 520 Pike Street, Inc.; Plaza East, Inc.; One Bush, Inc.; Greenwich American, Inc.; and Cityspire, Inc., each a Delaware corporation (collectively, the "GIC Office Portfolio Borrower") that owns no material asset other than its particular GIC Office Portfolio Property and related interests. Each GIC Office Portfolio Borrower is a wholly-owned subsidiary of Prime Plus Investments, Inc., a private real estate investment trust that is a wholly-owned subsidiary of the Government of Singapore Investment Corporation, which is in turn wholly owned by the government of the Republic of Singapore. The GIC Office Portfolio Borrowers have entered into the loan on a joint and several basis.

     THE PROPERTIES.

     The AT&T Corporate Center Property is located in Chicago, IL, bounded by Monroe Street and Adams Street. This property was originally constructed in 1989 and consists of a 1,547,337 square foot, 60-story Class A office tower that is connected to the USG Building Property by a 16-story atrium. The AT&T Corporate Center Property is anchored by AT&T Communications, Inc., which subleases its space to ten tenants. The property includes a 2-level, 320-space, below grade parking garage that is shared with the connecting USG Building Property and is situated on approximately 1.07 acres.

     The USG Building Property is located in Chicago, IL, bounded by Monroe Street and Adams Street. This property was originally constructed in 1992 and consists of a 928,141 square foot, 35-story Class A office building. The property's largest tenant is William Blair. The USG Building Property shares a 15,984-square foot cafeteria and 2-level, 320-space, below grade parking garage with the connected AT&T Corporate Center Property. It is situated on approximately 0.90 acres.

     The One Bush Plaza Property is located in San Francisco, CA at the intersection of Bush Street and Market Street. This property consists of a 327,254 square foot, 19-story Class A office building that includes a stand-alone 6,700 square foot retail pavilion. The building was originally constructed in 1959 and was renovated in 1988 and 1990. The property contains a 280-space underground parking facility and a new fitness center and is anchored by JP Morgan. It is situated on approximately 1.33 acres.

     The Greenwich American Center Property is located in Greenwich, CT on American Lane, 2 miles north of Interstate 684 and adjacent to King Street. This property, which was originally built in 1970, consists of a 595,648 square foot Class A office campus, which includes a main building, an executive building, a historic guesthouse, and a 1,900 space underground garage. The guesthouse is currently being renovated by its tenant, Citigroup. The Greenwich American Center Property's largest tenant is Crompton Corp. The Greenwich American Center Property is situated on approximately 154.50 acres.

     The CitySpire Tower Property is located in New York, NY on West 56th Street between 6th and 7th Avenues. This property was originally built in 1987 and consists of a 324,811 square foot Class A office condominium within a 75-story mixed-use office and condominium development. The office condominium is located on the first 24 floors of the development. The property's largest tenant is The Carson Group. It is located on approximately 0.55 acres.

     The 520 Pike Tower Property is located in Seattle, WA on the northwest corner of Sixth Avenue and Pike Street. This property was originally constructed in 1983 and consists of a 376,295 square foot, 29-story Class A office building and includes a 6-level, 254-space above-ground parking garage. The property's largest tenant is Acordia Northwest. The property is situated on approximately
0.3 acres.



                                     III-3

     The 595 Market Street Property is located in San Francisco, CA, bounded by Market Street and Second Street. This property consists of a 416,909 square foot, 30-story Class A office building that was originally built in 1979. The lobby of the building is currently being renovated. The property is anchored by Mellon Capital Management. It is situated on approximately 0.5 acres.

     The Three Bala Plaza Property is located in Bala Cynwyd, PA on the north side of City Avenue and St. Asaphs Road. This property consists of two 7-story Class A office buildings with a total of 373,745 square feet that were originally constructed in 1982. The property is part of the Bala Plaza Complex. The property's two office buildings share a common outdoor courtyard and 1,281 surface parking spaces. The Three Bala Plaza Property is anchored by Primavera Systems. It is situated on approximately 31.33 acres.

     The Plaza East Property is located in Milwaukee, WI, bounded by Kilbourn Street, Broadway, State Street and Milwaukee Street. This property encompasses an entire city block and consists of 2 thirteen-story Class B office buildings that total 473,597 square feet. The buildings were originally constructed in 1982 and 1984 and include 479 on-site underground parking spaces and 749 off-site parking spaces that are located one block south of the office buildings. The property won Milwaukee's Toby Award for the Best Office Building of the Year for 2002-2003. The property's largest tenant is GSA/FBI. It is situated on approximately 2.90 acres.

     The One Bala Plaza Property is located in Bala Cynwyd, PA on the north side of City Avenue and St. Asaphs Road. This property was originally constructed in 1967 and consists of a 365,282 square foot, 6-story Class B office building. The property is part of the Bala Plaza Complex. The property includes 1,100 surface parking spaces, which are located along the front and sides of the building. The property is anchored by Philadelphia Insurance. It is situated on approximately
18.74 acres.

     The 40 Broad Street Property is located in New York, NY, in the Downtown financial district, on Broad Street between Exchange Place and Beaver Street. This property consists of a 284,183 square foot, 25-story Class A office building that was originally built in 1984. The 40 Broad Street Property is anchored by Frank Crystal & Company. It is situated on approximately 0.36 acres.

     The Two Bala Plaza Property is located in Bala Cynwyd, PA on the north side of City Avenue and St. Asaphs Road. This property is part of the Bala Plaza Complex and consists of a 358,669 square foot, 9-story property and a 100,500 square foot, free-standing Saks Fifth Avenue department store. The Two Bala Plaza Property contains 426 uncovered and 850 underground parking spaces. The largest tenant of the property, not including the Saks Fifth Avenue department store, is Judge, Inc. The property is situated on approximately 11.39 acres.

                                     III-4


-------------------------------------------------------------------------------------------------------------------------------
                                               ALLOCATED LOAN
         PROPERTY               LOCATION       AMT / EXPECTED   PROPERTY   OWNERSHIP    YEAR BUILT/                  SQUARE
                                              MATURITY BALANCE    TYPE      INTEREST     RENOVATED     OCCUPANCY     FOOTAGE
-------------------------------------------------------------------------------------------------------------------------------
AT&T Corporate Center        Chicago, IL       $30,651,429 /    Office      Fee         1989 / NAP          98%    1,547,337
                                                $28,657,751
-------------------------------------------------------------------------------------------------------------------------------
USG Building                 Chicago, IL       $16,380,000 /    Office      Fee         1992 / NAP         100%      928,141
                                                $15,314,587
-------------------------------------------------------------------------------------------------------------------------------
One Bush Plaza               San Francisco,     $6,338,571 /    Office      Fee         1959 / 1988         97%      327,254
                             CA                  $5,926,288                             and 1990
-------------------------------------------------------------------------------------------------------------------------------
Greenwich American Center    Greenwich, CT      $6,094,286 /    Office      Fee         1970 / NAP          81%      595,648
                                                 $5,697,892
-------------------------------------------------------------------------------------------------------------------------------
Cityspire Tower              New York, NY       $6,042,857 /    Office      Fee         1987 / NAP          94%      342,811
                                                 $5,649,808
-------------------------------------------------------------------------------------------------------------------------------
520 Pike Tower               Seattle, WA        $5,785,714 /    Office      Fee         1983 / NAP          78%      376,295
                                                 $5,409,391
-------------------------------------------------------------------------------------------------------------------------------
595 Market Street            San Francisco,     $5,027,143 /    Office      Fee         1979 / NAP          81%      416,909
                             CA                  $4,700,160
-------------------------------------------------------------------------------------------------------------------------------
Three Bala Plaza             Bala Cynwyd, PA    $3,934,286 /    Office      Fee         1982 / NAP          94%      373,745
                                                 $3,678,386
-------------------------------------------------------------------------------------------------------------------------------
Plaza East                   Milwaukee, WI      $3,240,000 /    Office      Fee         1982 and            79%      473,597
                                                 $3,029,259                             1984 / NAP
-------------------------------------------------------------------------------------------------------------------------------
One Bala Plaza               Bala Cynwyd, PA    $2,430,000 /    Office      Fee         1967 / NAP          99%      365,282
                                                 $2,271,944
-------------------------------------------------------------------------------------------------------------------------------
40 Broad Street              New York, NY       $2,082,857 /    Office      Fee         1984 / NAP          79%      284,183
                                                 $1,947,381
-------------------------------------------------------------------------------------------------------------------------------
Two Bala Plaza               Bala Cynwyd, PA    $1,992,857 /    Office      Fee         1969 / NAP          89%      358,669
                                                 $1,863,235
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                              # OF      AVERAGE TOTAL      % OF TOTAL    CUMULATIVE %      % OF TOTAL       CUMULATIVE % OF
                             LEASES      RENT PER SF      SQUARE FEET       OF SF        RENTAL REVENUES      TOTAL RENTAL
          YEAR               ROLLING       ROLLING          ROLLING        ROLLING           ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant              100             $0.00              9%             9%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
       2003 & MTM             97             $5.67              1%            10%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2004                90            $32.44              6%            16%               6%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2005               121            $35.25             11%            27%              12%                 18%
------------------------------------------------------------------------------------------------------------------------------
          2006                62            $33.39              6%            33%               6%                 25%
------------------------------------------------------------------------------------------------------------------------------
          2007                98            $39.04             16%            48%              19%                 44%
------------------------------------------------------------------------------------------------------------------------------
          2008                87            $28.56              8%            56%               7%                 51%
------------------------------------------------------------------------------------------------------------------------------
          2009                53            $35.82             15%            71%              17%                 68%
------------------------------------------------------------------------------------------------------------------------------
          2010                20            $38.12              2%            73%               2%                 70%
------------------------------------------------------------------------------------------------------------------------------
          2011                26            $40.01              6%            79%               8%                 78%
------------------------------------------------------------------------------------------------------------------------------
          2012                18            $27.41              6%            84%               5%                 83%
------------------------------------------------------------------------------------------------------------------------------
          2013                27            $41.34              5%            90%               7%                 90%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond            16            $31.56             10%           100%              10%                100%
------------------------------------------------------------------------------------------------------------------------------


     PROPERTY MANAGEMENT. The GIC Office Portfolio Property is managed by Tower Realty Management Corporation. The management agreement is subject and subordinate to the GIC Office Portfolio Loan.

     B-NOTES, MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The GIC Office Portfolio Property also is secured by a subordinate B-Note, in the original principal amount of $125,000,000, that matures on January 8, 2014. The B-Note will not be included in the trust. In addition, the parent company of the GIC Office Portfolio Borrower has entered into a mezzanine loan in the amount of $75,000,000. An intercreditor agreement is in effect between the lender and the mezzanine loan lender.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed, except for certain permitted equipment financing. Also see the discussion of mezzanine indebtedness, above.


                                     III-5

     RELEASE OF PARCELS. From and after December 11, 2005, the GIC Office Portfolio Borrower may substitute one or more office properties for one or more of the current GIC Office Portfolio Properties that, in the aggregate, represent up to 30% of the principal amount of the GIC Office Portfolio Loan. The GIC Office Portfolio Borrower must satisfy certain conditions to substitution, including but not limited to:

     (i) Rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the substitution;

     (ii) The appraised value of the replacement property may be no less than the value of the released property as of the loan closing date;

     (iii) The substitution will result in a debt service coverage ratio not less than the greater of the debt service coverage ratio at the loan closing date and the then current debt service coverage ratio at the date of substitution;

     (iv) In no event may either the AT&T Corporate Center Property or the USG Building Property be substituted out of the portfolio, nor may the GIC Office Portfolio Loan be secured by fewer than eight individual properties; and

     (v) certain location restrictions apply to the replacement properties.

Any property (except the AT&T Corporate Center Property and the USG Building Property) may also be released through a partial defeasance of the GIC Office Portfolio Loan, based on 125% of the allocated loan amount of the GIC Office Portfolio Property to be released. The GIC Office Portfolio Borrower must obtain a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities at the time of any partial defeasance.

     Certain additional information regarding the GIC Office Portfolio Loan and the GIC Office Portfolio Property is set forth on Appendix II hereto.


                                     III-6

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 1-12 - GIC OFFICE PORTFOLIO
--------------------------------------------------------------------------------




                                [GRAPHIC OMITTED]



                                [GRAPHIC OMITTED]



                                [GRAPHIC OMITTED]











                                     III-7

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 1-12 - GIC OFFICE PORTFOLIO
--------------------------------------------------------------------------------






                               [GRAPHIC OMITTED]















                                     III-8

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 13 - U.S. BANK TOWER LOAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):                    $65,000,000

CUT-OFF DATE BALANCE:                   $65,000,000

SHADOW RATING (MOODY'S/FITCH):          NAP

FIRST PAYMENT DATE:                     August 1, 2003

INTEREST RATE:                          4.660%

AMORTIZATION:                           Interest only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          July 1, 2013

EXPECTED MATURITY BALANCE:              $65,000,000

SPONSOR:                                Maguire Properties, Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout until the earlier of July 1,
                                        2006 or 2 years after the REMIC
                                        "start-up" date with respect to any note secured by the U.S. Bank Tower Property, with U.S. Treasury defeasance thereafter. Prepayable without penalty from and after April 1, 2013.

LOAN PER SF(1):                         $182.89

UP-FRONT RESERVES(2):                   TI/LC:                  $1,176,120

                                        Immediate Repairs:      $6,250

                                        US Bancorp TI/LC:       $5,999,993

                                        RE Tax:                 $1,059,009

                                        Insurance:              $192,483

ONGOING RESERVES(2):                    TI/LC:                  Springing

                                        Replacements:           Springing

                                        US Bancorp TI/LC:       Springing

                                        RE Tax:                 $264,752 / month

                                        Insurance:              $192,483 / month

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               Los Angeles, CA

YEAR BUILT/RENOVATED:                   1989-1990 / NAP

OCCUPANCY(3):                           90.5%

SQUARE FOOTAGE:                         1,421,657

THE COLLATERAL:                         71-story class A office building

OWNERSHIP INTEREST:                     Fee

                                                                  LEASE
MAJOR TENANTS                          % NRSF     RENT PSF      EXPIRATION
-------------                          ------     --------      ---------
Latham & Watkins                        20.5%       $37.68       12/14/09 (4)

Pacific Enterprises                     17.1%       $35.04        6/30/10

Wells Fargo Bank                        12.1%       $37.98        3/31/05

PROPERTY MANAGEMENT:                    Maguire Properties, L.P.

U/W NET OP. INCOME:                     $39,265,542

U/W NET CASH FLOW:                      $36,619,199

APPRAISED VALUE:                        $435,000,000

CUT-OFF DATE LTV(1):                    59.8%

MATURITY DATE LTV(1):                   59.8%

DSCR(1):                                2.98x
--------------------------------------------------------------------------------

(1) The subject $65,000,000 loan represents a 25.0% pari passu interest in a $260,000,000 loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $260,000,000 financing.

(2) At closing, the Borrower established a $5,999,993 reserve specifically for tenant improvements and leasing commissions related to the US Bancorp space. In addition, from April 1, 2004 to March 1, 2005, the Borrower is required to deposit all excess cash flow up to $1,134,928 for such period into the US Bancorp TI/LC reserve. Also, from January 1, 2006 until December 1, 2006, the Borrower is required to deposit all excess cash flow up to an additional $1,659,928 for such period into the US Bancorp TI/LC reserve.

     From July 1, 2004 through June 1, 2007, the Borrower is required to pay $208,333 per month into a tenant improvement and leasing commission reserve. Additional springing reserves will come into effect in the event that the net operating income is less than $32,000,000, in which case the Borrower must deposit an additional $240,665 per month into the TI/LC reserve and $21,715 per month into a replacement reserve. In addition, in the event that the net operating income is less than $32,000,000 on January 1, 2005 with respect to the immediately preceding calendar quarter and the TI/LC reserve account does not have at least $8,800,000 on deposit, the Borrower will be required to deposit the difference between $8,800,000 and the then current balance. If the net operating income is less than $32,000,000 on January 1, 2009 with respect to the immediately preceding calendar, and the TI/LC reserve account does not have at least $9,100,000 on deposit, the Borrower will be required to deposit the difference between $9,100,000 and the then current balance. If the net operating income is less than $32,000,000 on January 1, 2010 with respect to the immediately preceding calendar quarter, and the TI/LC reserve account does not have at least $6,800,000 on deposit, the Borrower will be required to deposit the difference between $6,800,000 and the then current balance. Each of the foregoing deposits to the TI/LC reserve account may be made either in the form of cash or an acceptable letter of credit.

(3)  Occupancy is based on the rent roll dated September 30, 2003.

(4) 247,643 square feet expires in December 2009; 26,550 square feet expires in November 2009; 17,425 square feet expires in December 2004.



                                     III-9

THE U.S. BANK TOWER LOAN

     THE LOAN. The second largest loan (the "U.S. Bank Tower Loan") as evidenced by the Promissory Note (the "U.S. Bank Tower Note") is secured by a first priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "U.S. Bank Tower Mortgage") encumbering the 1,421,657 square foot class "A" office tower known as U.S. Bank Tower, located in Los Angeles, California (the "U.S. Bank Tower Property"). The U.S. Bank Tower Loan was originated on June 26, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Library Square Associates, LLC, a Delaware limited liability company (the "U.S. Bank Tower Borrower") that owns no material asset other than the U.S. Bank Tower Property and related interests. The U.S. Bank Tower Borrower is a subsidiary of Maguire Properties, Inc. Maguire Properties, Inc. is a newly-formed REIT listed on the New York Stock Exchange, with a business focus on office properties in Southern California. Its ownership portfolio includes 12 commercial real estate properties consisting of eight office properties with approximately 6.1 million net rentable square feet, a 350-room hotel with 266,000 square feet, and an undeveloped two-acre land parcel adjacent to an existing office property that can support up to 300,000 net rentable square feet of office development.

     THE PROPERTY. The U.S. Bank Tower Property is located at 633 West Fifth Street in the Bunker Hill submarket of the central business district of Los Angeles, California. The U.S. Bank Tower Property was originally constructed in 1989-1990 and consists of two buildings: a 1,421,657 square foot, 71-story office tower with a six-level, below-grade parking facility, and an adjacent building containing a restaurant and four-level below-grade parking garage. Total parking is 1,395 spaces.


------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                              # OF      AVERAGE BASE      % OF TOTAL    CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                             LEASES      RENT PER SF      SQUARE FEET      OF SF        RENTAL REVENUES      TOTAL RENTAL
          YEAR               ROLLING       ROLLING          ROLLING       ROLLING           ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               22            $0.00               9%             9%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
       2003 & MTM             15            $15.53              0%            10%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2004                 4            $22.16              4%            14%               4%                  4%
------------------------------------------------------------------------------------------------------------------------------
          2005                23            $33.13             17%            32%              22%                 26%
------------------------------------------------------------------------------------------------------------------------------
          2006                14            $16.08              7%            38%               4%                 30%
------------------------------------------------------------------------------------------------------------------------------
          2007                 4            $13.53              3%            42%               2%                 32%
------------------------------------------------------------------------------------------------------------------------------
          2008                 4            $17.31              3%            45%               2%                 34%
------------------------------------------------------------------------------------------------------------------------------
          2009                21            $33.11             23%            68%              29%                 63%
------------------------------------------------------------------------------------------------------------------------------
          2010                19            $33.46             18%            86%              24%                 87%
------------------------------------------------------------------------------------------------------------------------------
          2011                 0            $0.00               0%            86%               0%                 87%
------------------------------------------------------------------------------------------------------------------------------
          2012                 1            $12.61              1%            87%               0%                 87%
------------------------------------------------------------------------------------------------------------------------------
          2013                 0            $0.00               0%            87%               0%                 87%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             9            $26.50             13%           100%              13%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The U.S. Bank Tower Property is managed by Maguire Properties, L.P., which is an affiliate of the U.S. Bank Tower Borrower. The manager also manages all other properties owned by the sponsor. The management agreement is subject and subordinate to the U.S. Bank Tower Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the U.S. Bank Tower Loan and the U.S. Bank Tower Property is set forth on Appendix II hereto.



                                     III-10

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 13 - U.S. BANK TOWER LOAN
--------------------------------------------------------------------------------













                               [GRAPHIC OMITTED]






















                                     III-11

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 13 - U.S. BANK TOWER LOAN
--------------------------------------------------------------------------------













                               [GRAPHIC OMITTED]





















                                     III-12

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 14 - LAKELAND SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $60,000,000

CUT-OFF DATE BALANCE:                   $59,742,002

SHADOW RATING (MOODY'S/FITCH):          Baa2 / A+

FIRST PAYMENT DATE:                     November 1, 2003

INTEREST RATE:                          5.123%

AMORTIZATION:                           360 months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          October 1, 2013

EXPECTED MATURITY BALANCE:              $49,647,462

SPONSOR(S):                             GGP/Homart, Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout until the earlier of September
                                        23, 2006 and 2 years after the REMIC
                                        "start-up" date, with U.S. Treasury
                                        defeasance thereafter. The loan is
                                        freely prepayable without premium from
                                        and after July 1, 2013.

LOAN PER SF:                            $152.13

UP-FRONT RESERVES:                      None

ONGOING RESERVES(1):                    RE Tax:       Springing

                                        Insurance:    Springing

                                        Cap Ex:       Springing

LOCKBOX(2):                             Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Lakeland, FL

YEAR BUILT/RENOVATED:                   1988 / 2002-2003

OCCUPANCY(3):                           93.4%

SQUARE FOOTAGE(4):                      392,706

THE COLLATERAL:                         Anchored regional mall

OWNERSHIP INTEREST:                     Fee

                                                                      LEASE
MAJOR TENANTS                           % NRSF       RENT PSF      EXPIRATION
-------------                           ------       --------      ----------
JC Penney                                26.5%         $4.38       11/30/2010

Beall's Outlet                            3.9%         $5.00        1/31/2008

Old Navy(5)                               3.7%        $13.94        1/31/2009

PROPERTY MANAGEMENT:                    General Growth Management, Inc.

U/W NET OP. INCOME:                     $7,629,897

U/W NET CASH FLOW:                      $7,297,712

APPRAISED VALUE:                        $96,100,000

CUT-OFF DATE LTV:                       62.2%

MATURITY DATE LTV:                      51.7%

DSCR:                                   1.86x
--------------------------------------------------------------------------------

(1) The borrower will be required to escrow 1/12 of annual real estate taxes and insurance premiums monthly only after an event of default or DSCR falls below 1.10x. Provided that if the borrower provides evidence that insurance premiums are paid on a blanket insurance policy covering this property, then no insurance escrow will be required. A replacement reserve for capital expenditures in the amount of $6,545.08 per month will be required if (i) an event of default occurs or (ii) the debt service coverage ratio is less than 1.10x based on the preceding 12 consecutive month period.

(2) A Hard Lockbox Trigger Event is defined as (a) any event of default, or (b) the lender's determination that the debt service coverage ratio is less than 1.10x based on the preceding 12 consecutive month period.

(3)  Occupancy is based on the rent roll dated September 16, 2003.

(4) The total square footage of the Lakeland Square Mall property is 898,631 square feet, which includes a 82,245 sq. ft. Belk, 101,333 sq. ft. Burdines, 166,327 sq. ft. Dillard's, and a 156,020 sq. ft. Sears, all of which are owned by the respective anchors and are not part of the collateral.

(5) Old Navy pays percentage rent in lieu of base rent. The $13.94 PSF represents what Old Navy paid in rent for the trailing 12 month period ending 5/31/03. Old Navy has been at the center since 1998 and has been on a percentage rent basis since that time.

THE LAKELAND SQUARE MALL LOAN

     THE LOAN. The third largest loan, (the "Lakeland Square Mall Loan") is evidenced by a promissory note and is secured by a first priority mortgage encumbering the 392,706 square foot Lakeland Square Mall regional shopping center located in Lakeland, Florida (the "Lakeland Square Mall Property"). The Lakeland Square Mall Loan was originated on September 23, 2003 by Bear Stearns Commercial Mortgage, Inc.

                                     III-13

     THE BORROWER. The borrower is GGP-Lakeland, Inc. (the "Lakeland Square Mall Borrower"), that owns no material assets other than the Lakeland Square Mall Property and related interests. The Lakeland Square Mall Borrower is a single purpose entity with two independent directors. A non-consolidation opinion as to the Lakeland Square Mall Borrower was delivered at closing. The sponsor is GGP/Homart, Inc. which is a joint venture owned 50% by General Growth Properties Limited Partnership ("GGP") (NYSE: GGP) and 50% by the New York State Common Retirement Fund ("NYSCRF"). GGP and its predecessor companies have been in the shopping center business for nearly 50 years and is currently the 2nd largest regional mall REIT in the US. As of December 11, 2003, GGP had ownership interests in and/or management responsibility for 170 regional shopping malls in 40 states totaling more than 148 million square feet of retail space occupied by more than 16,000 retailers. GGP is rated `BBB- stable' / `Ba1 stable' by S&P and Moody's respectively and has a current market capitalization of $5.7 billion as of December 15, 2003. NYSCRF is the second largest pension fund in the United States and has over $106 billion in total assets. NYSCRF's overall real estate portfolio represents 3.1% of total assets and consists of $3.4 billion in directly owned real estate, joint ventures, public securities and commingled funds.

     THE PROPERTY. The Lakeland Square Mall Property is a 898,631 SF regional mall situated on approximately 109 acres located in Lakeland, Polk County, Florida, midway between Tampa and Orlando, just north of Interstate 4 and US highway 98 north. The mall has 5 anchors including Belk, Burdines, Dillard's (2 stores), JC Penney and Sears. All of the anchors, except JC Penney, own their respective pads, and are not part of the collateral for the Lakeland Square Mall Loan. The collateral for the loan consists of 392,706 SF and includes 288,593 SF of in-line mall shop space. Lakeland Square Mall was built in 1988 and renovated in 2002-2003. Mall shop tenants include national retailers such as Aeropostale, American Eagle Outfitters, Gap, Hot Topic, Pac Sun, Old Navy and Victoria's Secret. The Lakeland Square Mall Property is the only enclosed mall within its primary trade area, which stretches approximately 30 miles from north to south and approximately 25 miles from east to west. Sales per square foot for comparable in-line tenants of less than 10,000 SF for the 12 months ending May 2003 were approximately $314/SF, reflecting an average occupancy cost of 13.1%. Current in-line occupancy is approximately 93%, having risen from approximately 77% in 2000 when GGP assumed management and initiated an upgrade in the tenant mix. Since January of 2002, over 50,000 SF of new tenants have opened stores at Lakeland Square Mall, including Beall's Outlet, Aeropostale, Rave Girl, Hot Topic and Kirklands.


------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF       AVERAGE BASE      % OF TOTAL     CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET        OF SF        RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING         ROLLING          ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               16             $0.00              7%             7%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
       2003 & MTM             12            $31.47              4%            11%               8%                  8%
------------------------------------------------------------------------------------------------------------------------------
          2004                 9            $23.57              6%            17%               8%                 17%
------------------------------------------------------------------------------------------------------------------------------
          2005                11            $27.43              6%            23%               9%                 26%
------------------------------------------------------------------------------------------------------------------------------
          2006                 8            $20.74              3%            26%               4%                 30%
------------------------------------------------------------------------------------------------------------------------------
          2007                 9            $28.59              4%            30%               7%                 37%
------------------------------------------------------------------------------------------------------------------------------
          2008                11            $13.45             11%            41%               9%                 46%
------------------------------------------------------------------------------------------------------------------------------
          2009                13            $17.91             12%            53%              13%                 59%
------------------------------------------------------------------------------------------------------------------------------
          2010                16            $11.88             38%            91%              27%                 86%
------------------------------------------------------------------------------------------------------------------------------
          2011                 6            $45.10              2%            93%               5%                 91%
------------------------------------------------------------------------------------------------------------------------------
          2012                 2            $19.38              2%            95%               2%                 93%
------------------------------------------------------------------------------------------------------------------------------
          2013                 5            $21.92              4%            99%               5%                 98%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             2            $23.93              1%           100%               2%                100%
------------------------------------------------------------------------------------------------------------------------------

                                     III-14

     PROPERTY MANAGEMENT. The Lakeland Square Mall Property is managed by General Growth Management, Inc. which is affiliated with the Lakeland Square Mall Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Vacant, non-income producing and unimproved portions of the Lakeland Square Mall Property may be released from the lien of the mortgage upon satisfaction of certain conditions set forth in the loan documents, including a no-downgrade confirmation from the rating agencies.

Certain additional information regarding the Lakeland Square Mall Loan and the Lakeland Square Mall Property is set forth on Appendix II hereto.




                                     III-15

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 14 - LAKELAND SQUARE MALL
--------------------------------------------------------------------------------


















                               [GRAPHIC OMITTED]















                                     III-16

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 14 - LAKELAND SQUARE MALL
--------------------------------------------------------------------------------














                               [GRAPHIC OMITTED]



















                                     III-17

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 15 - TRINITY CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):                    $59,100,000

CUT-OFF DATE BALANCE:                   $59,100,000

SHADOW RATING (MOODY'S/FITCH):          NAP

FIRST PAYMENT DATE:                     December 1,

INTEREST RATE:                          5.910%

AMORTIZATION:                           Interest only until November 1, 2005;
                                        thereafter monthly principal and
                                        interest payments in the amount of
                                        $365,462 beginning December 1, 2005.

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          November 1, 2010

EXPECTED MATURITY BALANCE:              $54,290,089

SPONSOR:                                Richard Cohen

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout until the earlier of October 10,
                                        2007 or 2 years after the REMIC
                                        "start-up" date, with U.S. Treasury
                                        defeasance thereafter. The loan is
                                        freely prepayable without premium from
                                        and after October 2, 2010.

LOAN PER SF(1):                         $116.46

UP-FRONT RESERVES(2):                   RE Tax:                   $1,230,833

                                        Insurance:                $26,100

                                        Deferred Maintenance:     $768,585

                                        Cap Ex:                   $14,081

                                        TI/LC:                    $391,667

                                        New Tenant Escrow:        $4,015,100

ONGOING RESERVES(3):                    RE Tax:                   $246,167/month

                                        Insurance:                Springing

                                        Cap Ex:                   $14,081/month

                                        TI/LC:                    $141,667/month

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               New York, NY

YEAR BUILT/RENOVATED:                   1905 & 1907 / 2000

OCCUPANCY(4):                           81.4%

SQUARE FOOTAGE:                         845,765

THE COLLATERAL:                         Two adjacent office buildings

OWNERSHIP INTEREST:                     Fee

                                                                LEASE
MAJOR TENANTS                           % NRSF   RENT PSF     EXPIRATION
-------------                           ------   --------     ----------
Financial Guaranty Insurance Co.         14.5%     $29.78     12/31/2006

GJF Construction Corporation              4.6%     $17.50      6/30/2007

First Options of Chicago                  4.0%     $30.40      2/28/2005


PROPERTY MANAGEMENT:                    Capital Properties NY LLC

U/W NET OP. INCOME:                     $12,788,323

U/W NET CASH FLOW:                      $11,481,126

APPRAISED VALUE:                        $145,000,000

CUT-OFF DATE LTV(1):                    67.9%

MATURITY DATE LTV(1):                   62.4%

DSCR(1):                                1.94x
--------------------------------------------------------------------------------

(1) The subject $59,100,000 loan represents a 60.0% pari passu interest in a $98,500,000 loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $98,500,000 financing. The DSCR after the interest only period is 1.57x.

(2) A New Tenant escrow was established at closing to cover Penini Cafe and Column IT, neither of which were in occupancy at closing. The escrow will be released to borrower pro rata as each such tenant is in occupancy and open for business, subject to further holdbacks for free rent and borrower's achievement of minimum property-level occupancy thresholds. In addition, borrower escrowed with Lender a debt service reserve to cover four months of debt service on a portion of the Loan equal to the New Tenant Escrow. If borrower has not achieved a release of the New Tenant escrow by February 10, 2004, Lender may use any funds remaining in the escrow to pay down the portion of the Loan outside of the Trust, without premium.

(3) The borrower will be required to escrow 1/12 of annual insurance premiums monthly only in the event that the borrower fails to provide acceptable evidence of payment of required insurance premiums. A replacement reserve for capital expenditures in the amount of $14,081 per month will be collected. TI/LC reserve payments of $141,667 per month are required through January 1, 2007 and $104,167 per month thereafter subject to a cap of $1,700,000.

(4)  Occupancy is based on the rent roll dated October 3, 2003.




                                     III-18

THE TRINITY CENTRE LOAN

     THE LOAN. The fourth largest loan (the "Trinity Centre Loan"), is evidenced by a promissory note, and is secured by a first priority mortgage encumbering two adjacent office buildings totaling 845,765 square feet known as Trinity Centre, located in New York, New York (the "Trinity Centre Property"). The Trinity Centre Loan was originated on October 10, 2003 by Bear Stearns Commercial Mortgage, Inc.

     THE BORROWER. The borrower is Trinity Centre LLC (the "Trinity Centre Borrower"), that owns no material assets other than the Trinity Centre Property and related interests. The Trinity Centre Borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion as to the borrower was delivered at closing. The sponsor, Richard D. Cohen of Capital Properties, has owned the property since 2000.

     THE PROPERTY. The Trinity Centre Property consists of two adjacent, multi-tenant, pre-war office buildings with street level retail situated at 111 and 115 Broadway, just north of Trinity Church in the core of the Downtown office market of New York City. The Trinity Centre Property has direct in-house subway access to the Lexington Avenue express trains and is situated less than two blocks from the New York and American Stock Exchanges and the PATH terminal. The Trinity Centre Property is comprised of two buildings which encompass 845,765 square feet of NRA (recently re-measured by the borrower at 902,740 square feet). The buildings are characterized by Gothic Revival facades of glazed terra cotta and limestone, and each of the buildings has been designated as a New York City landmark. The Trinity Centre Property is currently approximately 81% occupied by a diverse rent roll of 98 tenants. Additionally, the Trinity Centre Property has recently experienced new leasing activity with over 27 new and renewed leases, totaling approximately 178,000 SF, executed since January of 2002. Approximately 30% of the total rental income is derived from investment grade rated tenants.

------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                              # OF       AVERAGE BASE      % OF TOTAL     CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                             LEASES      RENT PER SF      SQUARE FEET        OF SF        RENTAL REVENUES      TOTAL RENTAL
          YEAR               ROLLING       ROLLING          ROLLING         ROLLING          ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               38             $0.00             19%            19%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
       2003 & MTM              4             $2.63              1%            20%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2004                10            $28.72              5%            24%               6%                  6%
------------------------------------------------------------------------------------------------------------------------------
          2005                28            $35.58             12%            37%              18%                 24%
------------------------------------------------------------------------------------------------------------------------------
          2006                 8            $29.19             21%            57%              25%                 49%
------------------------------------------------------------------------------------------------------------------------------
          2007                18            $25.17             13%            71%              14%                 63%
------------------------------------------------------------------------------------------------------------------------------
          2008                11            $25.15              4%            75%               5%                 68%
------------------------------------------------------------------------------------------------------------------------------
          2009                 2            $25.41              1%            76%               1%                 68%
------------------------------------------------------------------------------------------------------------------------------
          2010                14            $35.77             10%            86%              14%                 83%
------------------------------------------------------------------------------------------------------------------------------
          2011                 2            $45.97              1%            87%               3%                 85%
------------------------------------------------------------------------------------------------------------------------------
          2012                 6            $31.47              4%            91%               5%                 90%
------------------------------------------------------------------------------------------------------------------------------
          2013                 7            $24.01              4%            95%               4%                 95%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             6            $27.55              5%           100%               5%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Trinity Centre Property is managed by Capital Properties NY LLC, an affiliate of the sponsor of the Trinity Centre Borrower. Capital Properties is a New York based real estate company which has been involved in the development, acquisition, and management of over 16,000 apartment units and 5 million square feet of office space since 1977.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. An affiliate of the Trinity Centre Borrower has incurred mezzanine financing in the initial principal amount of $37,705,270, which accrues interest at a fixed rate of 7.0%. The mezzanine loan is secured by a pledge of 100% of the ownership interests in the Trinity Centre Borrower. The mezzanine loan matures in November 2010 and is subject to an intercreditor agreement that sets forth the relative priorities between the Trinity Centre Loan and the mezzanine loan and is not secured by the Trinity Centre Property. The mezzanine loan is subordinate to the Trinity Centre Loan.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Trinity Centre Loan and the Trinity Centre Property is set forth on Appendix II hereto.



                                     III-19

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 15 - TRINITY CENTRE
--------------------------------------------------------------------------------




                               [GRAPHIC OMITTED]









                               [GRAPHIC OMITTED]





















                                     III-20

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 15 - TRINITY CENTRE
--------------------------------------------------------------------------------















                                [GRAPHIC OMITTED]



















                                     III-21

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 16-22 - GREAT HALL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $36,740,000

CUT-OFF DATE BALANCE:                   $36,740,000

SHADOW RATING (MOODY'S/FITCH):          Baa1 / BBB+

FIRST PAYMENT DATE:                     November 1, 2003

INTEREST RATE:                          4.870%

AMORTIZATION:                           Interest Only

ARD:                                    October 1, 2008

HYPERAMORTIZATION:                      Yes

MATURITY DATE:                          October 1, 2033

EXPECTED ARD BALANCE:                   $36,740,000

SPONSOR:                                Inland Retail Real Estate Trust Inc.

INTEREST CALCULATION:                   30/360

CALL PROTECTION:                        Lockout until September 30, 2006. In
                                        connection with any voluntary
                                        prepayment, the borrower must pay a
                                        premium equal to the greater of a yield
                                        maintenance premium and 1% of the
                                        principal balance if prepayment occurs
                                        prior to September 1, 2008.

LOAN PER SF(1):                         $57.53

UP-FRONT RESERVES:                      None

ONGOING RESERVES(2):                    RE Tax:      Springing

                                        Insurance:   Springing

                                        Cap Ex:      Springing

LOCKBOX(3):                             pringing to Soft then to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio of 7 assets

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATIONS:                              Winston-Salem, NC; Katy, TX; Baytown,
                                        TX; Culver City, CA; Highlands Ranch,
                                        CO; Olympia, WA; Grand Prairie, TX

YEARS BUILT/RENOVATED:                  See table

OCCUPANCY(1) (4):                       100.0%

SQUARE FOOTAGE:                         638,583

THE COLLATERAL:                         A portfolio of seven anchored retail
                                        properties

OWNERSHIP INTEREST:                     Fee

                                                               LEASE
MAJOR TENANTS(5):                        % NRSF    RENT PSF   EXPIRATION
----------------                         ------    --------   ----------

Winston-Salem, NC: Wal-Mart               32.1%      $6.85     8/12/2017

Katy, TX: Lowe's                          20.6%      $6.97     1/31/2017

Baytown, TX: Lowe's                       19.6%      $6.97     9/30/2015

Culver City, CA: Circuit City              5.1%     $20.69     1/31/2018

Highlands Ranch, CO: Circuit City          6.8%     $10.20    11/30/2018

Olympia, WA: Circuit City                  5.6%     $12.41     1/31/2018

Grand Prairie, TX: Kroger                 10.1%      $6.72     3/31/2018

PROPERTY MANAGEMENT:                    Inland Southern Management Corp. (Katy,
                                        TX, Baytown, TX, Culver City, CA,
                                        Highlands Ranch, CO, Olympia, WA, and
                                        Grand Prairie, TX) and Inland
                                        Mid-Atlantic Management Corp.
                                        (Winston-Salem, NC).

U/W NET OP. INCOME(1):                  $4,939,169

U/W NET CASH FLOW(1):                   $4,913,469

APPRAISED VALUE(1):                     $73,161,123

CUT-OFF DATE LTV(1):                    50.2%

ARD LTV(1):                             50.2%

DSCR(1):                                2.75x
--------------------------------------------------------------------------------

(1) Loan balance per SF, Occupancy, U/W Net Operating Income, U/W Net Cash Flow, Appraised Value, Cut-off Date LTV, ARD LTV and DSCR are all calculated on a combined basis for the seven properties.

(2) Tax and insurance reserves spring if the borrower fails to provide evidence of payment. Cap Ex reserve springs if any required repairs are not completed within six months of closing or if the borrower fails to provide evidence of property maintenance.

(3) Soft Lockbox is triggered upon the DSCR falling below 1.75x or if the loan is not repaid by April 1, 2010. If (1) the DSCR falls below 1.25x, (2) the loan is not repaid by the ARD, (3) if there is an event of default, or (4) upon the bankruptcy of the borrower or the property manager, the borrower is required to establish a Soft Lockbox (if not previously established), and to sweep money daily from the clearing bank to a cash management account controlled by the lender. For a cash sweep triggered by the DSCR falling below 1.25x, such cash sweep may be terminated (not more than twice during the term of the loan) if the DSCR for the preceding six month period is greater than or equal to 1.35x for two (2) complete, consecutive calendar quarters.

(4) Occupancy is based on rent rolls dated November 1, 2003 for the all seven properties.

(5) Major tenants and percentage of NRSF is based upon the total square footage for all seven retail properties.




                                     III-22

THE GREAT HALL PORTFOLIO LOAN

     THE LOAN. The fifth largest loan (the "Great Hall Portfolio Loan") is evidenced by seven promissory notes and is secured by cross collateralized and cross defaulted first priority mortgages and assignments of leases on seven anchored retail properties located in Winston-Salem, NC ("Wal-Mart Winston-Salem Property"), Katy, TX ("Lowe's Katy Property"), Baytown, TX ("Lowe's Baytown Property"), Culver City, CA ("Circuit City Culver City Property"), Highlands Ranch, CO ("Circuit City Highlands Ranch Property"), Olympia, WA ("Circuit City Olympia Property"), and Grand Prairie, TX ("Kroger Grand Prairie Property") (collectively, the "Great Hall Portfolio Properties"). The Great Hall Portfolio Loan was originated on September 19, 2003 by Bear Stearns Commercial Mortgage, Inc.

     THE BORROWER. The Great Hall Portfolio Loan was made to seven borrowers, Inland Southeast Kester Mill, L.L.C. (Winston-Salem, NC), a Delaware limited liability company; Inland Southeast Katy Limited Partnership (Katy, TX), an Illinois limited partnership; Inland Southeast Baytown Limited Partnership (Baytown, TX), an Illinois limited partnership; Inland Southeast Culver City DST (Culver City, CA), a Delaware statutory trust, Inland Southeast Highlands Ranch, L.L.C. (Highlands Ranch, CO), a Delaware limited liability company; Inland Southeast Olympia DST (Olympia, WA), a Delaware statutory trust; and Inland Southeast Grand Prairie Limited Partnership (Grand Prairie, TX), an Illinois limited partnership. No borrower owns any material assets other than its respective Property. All Great Hall Portfolio Properties are cross collateralized and cross defaulted. The Great Hall Portfolio Loan borrowers each are wholly owned, directly or indirectly, by Inland Retail Real Estate Limited Partnership which is controlled by Inland Retail Real Estate Trust, Inc. (IRRETI) which reported total assets of $3.746 billion as of 9/31/03. The principals of the Inland Group, Inc. formed Inland Retail Real Estate Trust, Inc. as well as many of the affiliated and advisory groups involved in Inland's various real estate activities. The Inland Group, Inc. together with its subsidiaries and affiliates, is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction finance and other related services. As of July 2003, the Inland Real Estate Group of Companies employed more than 1,024 people, managed over $5 billion in assets, and more than 60 million square feet of commercial property.

     THE PROPERTIES.

     The Wal-Mart Winston-Salem Property, located in Winston-Salem, NC, is a 204,931 square foot free standing Wal-Mart Supercenter (Wal-Mart is rated "AA" by S&P and Fitch, "Aa2" by Moody's) constructed in 1996 and 100% leased until 2017, with 6, five-year options at the current rent. The property was built as a Wal-Mart Supercenter prototype store which offers both general merchandise as well as a food and grocery business. Also included in this store is a Garden Center, Tire & Lube Automotive Service Center, a Vision Center, a 1-hour Photo Center, a Portrait Studio, a Pharmacy, and a Maternity Center. The property is located on Haynes Mall Boulevard which is a heavily developed retail thoroughfare with a concentration of national retailers including the 1.8 million-square foot Hanes Mall. The property is situated on approximately 24 acres between Interstate 40 and NC Highway 421 and includes approximately 1,008 parking spaces. Wake Forest University is located approximately 7 miles northeast of the Property.

     The Lowe's Katy Property, located in Katy, TX, is a 131,644 square foot Lowe's Home Center (lease guaranteed by Lowe's Companies, Inc which is rated "A" by S&P, "A2" by Moody's and "A" by Fitch) constructed in 1997 and 100% leased until 2017 with 5, five-year options at the current rent. The property benefits from a core retail location at the southeast corner of Katy Freeway/I-10 and Crescent Green Drive in Katy, Harris County, Texas. The property is shadow anchored by Petsmart, Randalls, and Target, all on adjacent parcels, and is a short distance from the 1.2 million square foot Katy Mills Mall.

     The Lowe's Baytown Property, located in Baytown, TX, is a 125,357 square foot Lowe's Home Center (guaranteed by Lowe's Companies, Inc which is rated "A" by S&P, "A2" by Moody's and "A" by Fitch) constructed in 1995 and 100% leased until 2015 with 6, five-year options. The property is located at the northeast corner of Garth Road and Cedar Bayou Lynchburg Road which is a core retail location in Baytown, Harris County, Texas. The property is situated south of interstate I-10, a six-lane interstate that traverses the area in an east-west direction and runs directly into downtown Houston. Approximately 1 mile northwest of the property is the 1.5 million-square foot San Jacinto Mall, which is anchored by a Foley's, JC Penney, Sears, Mervyn's, and Palais Royal.

     The Circuit City Culver City Property, located in Culver City, CA, is a 32,873 square foot Circuit City constructed in 1996 and 100% leased on an absolute net basis until 2018 with 2, ten-year renewal options. The property is located approximately 11 miles southwest of the Los Angeles CBD on Sepulveda Blvd., an intensely developed retail thoroughfare with a full range of national retailers such as Target, Toys R Us, Staples and Best Buy. The property is situated less than a 1/4 mile

                                     III-23
from Interstate 405 and the Marina Freeway (State Highway 90) and has unobstructed visibility from both thoroughfares. The property is part of a shopping center that includes an Office Depot and a restaurant outparcel and is adjacent to the 891,000 square foot Fox Hills Mall, which is anchored by a Macy's, JC Penney and Robinson May.

     The Circuit City Highlands Ranch Property, located in Highlands Ranch, CO, is a 43,480 square foot Circuit City constructed in 1995 and 100% leased on an absolute net basis until 2018 with 2, ten-year renewal options. The property is located on the west side of Quebec Street, south of the intersection with State Highway C-470 within the Highlands Ranch planned community. The Highlands Ranch community is one of the largest master-planned communities in the US. The property is shadow anchored by a Babies `R' Us and is located near multifamily developments and single family homes.

     The Circuit City Olympia Property, located in Olympia, WA, is a 35,776 square foot Circuit City constructed in 1995 and 100% leased on an absolute net basis until 2018 with 2, ten-year renewal options. The property is located on the south side of Capital Mall Drive, within the northwest area of Olympia. Capital Mall Drive is the main retail corridor in Olympia and connects to both Cooper Point Road and Black Lake Boulevard, which are major side streets that provide access to Highway 101. The immediate area surrounding the property consists of single tenant retail and in-line strip centers. In addition, the property is located across from the 599,000 square foot Capital Mall regional mall, which contains approximately 100 retail stores including The Bon, Best Buy, Tony Roma Restaurant, Mervyn's Department Store, JC Penney, The Keg Restaurant and a cinema.

     The Kroger Grand Prairie Property, located in Grand Prairie, TX, is a 64,522 square foot freestanding grocery store constructed in 1997 and currently 100% occupied by Kroger (rated "BBB" by S&P and Fitch and "Baa3" by Moody's). The initial lease period expires in 2018 with 6, five year renewal options at a rent 10% below the current level. The property is located along Interstate Highway 20 which provides access to the Dallas Central Business District to the northeast and Fort Worth Central Business District to the northwest. The property is in Grand Prairie, Tarrant County, Texas, which is located in the north-central portion of the state, approximately 15 miles southwest of the Dallas CBD. The property is shadow anchored by a Sam's Club and an Office Depot.

-----------------------------------------------------------------------------------------------------------------------------------
                                   ALLOCATED LOAN AMT/
                                    EXPECTED MATURITY      PROPERTY      OWNERSHIP   YEAR BUILT/
PROPERTY                                 BALANCE            TYPE         INTEREST    RENOVATED    OCCUPANCY    SQUARE FOOTAGE
-----------------------------------------------------------------------------------------------------------------------------------
Wal-Mart Winston-Salem, NC        $10,030,020/$10,030,020   Retail         Fee      1996 / NAP      100%            204,931
-----------------------------------------------------------------------------------------------------------------------------------
Lowe's Katy, TX                   $6,392,760/$6,392,760     Retail         Fee      1997 / NAP      100%            131,644
-----------------------------------------------------------------------------------------------------------------------------------
Lowe's Baytown, TX                $6,098,840/$6,098,840     Retail         Fee      1995 / NAP      100%            125,357
-----------------------------------------------------------------------------------------------------------------------------------
Circuit City Culver City, CA      $4,812,940/$4,812,940     Retail         Fee      1996 / NAP      100%             32,873
-----------------------------------------------------------------------------------------------------------------------------------
Circuit City Highlands Ranch, CO  $3,159,640/$3,159,640     Retail         Fee      1995 / NAP      100%             43,480
-----------------------------------------------------------------------------------------------------------------------------------
Circuit City Olympia, WA          $3,159,640/$3,159,640     Retail         Fee      1995 / NAP      100%             35,776
-----------------------------------------------------------------------------------------------------------------------------------
Kroger Grand Prairie, TX          $3,086,160/$3,086,160     Retail         Fee      1997 / NAP      100%             64,522
-----------------------------------------------------------------------------------------------------------------------------------

                                     III-24

----------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
                                      WEIGHTED AVERAGE     % OF TOTAL                         % OF TOTAL BASE     CUMULATIVE % OF
                      # OF LEASES     BASE RENT PER SF    SQUARE FEET       CUMULATIVE % OF    RENTAL REVENUE    TOTAL BASE RENTAL
       YEAR             ROLLING           ROLLING           ROLLING          SF ROLLING           ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
      Vacant                 0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
    2003 & MTM               0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
       2004                  0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
       2005                  0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
       2006                  0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
       2007                  0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
       2008                  0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
       2009                  0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
       2010                  0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
       2011                  0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
       2012                  0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
       2013                  0             $0.00                0%                0%                  0%                0%
----------------------------------------------------------------------------------------------------------------------------------
   2014 & Beyond             7             $8.14              100%              100%                100%              100%
----------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Great Hall Portfolio Properties are managed by Inland Southern Management Corp. (Katy, TX, Baytown, TX, Culver City, CA, Highlands Ranch, CO, Olympia, WA, and Grand Prairie, TX) and Inland Mid-Atlantic Management Corp. (Winston-Salem, NC), each of which is affiliated with the Great Hall Portfolio borrowers.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. After the lockout period, subject to satisfaction of certain conditions including that the debt service coverage ratio on the remaining properties is not less than the greater of (a) 2.65x and (b) the DSCR prior to release, and the loan to value ratio on the remaining properties does not exceed 60%, the borrowers can obtain a release of any one or more of the Great Hall Portfolio Properties by prepaying, together with the required prepayment premium, 115% of the promissory note executed by the applicable borrower.

     PROPERTY SUBSTITUTION. Prior to the anticipated repayment date and subject to certain conditions, the Great Hall Portfolio borrowers can substitute a replacement property for a Great Hall Portfolio Property as collateral for the Great Hall Portfolio Loan.

     Certain additional information regarding the Great Hall Portfolio Loan and the Great Hall Portfolio Properties is set forth on Appendix II hereto.



                                     III-25

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 16-22 - GREAT HALL PORTFOLIO
--------------------------------------------------------------------------------




                               [GRAPHIC OMITTED]



                               [GRAPHIC OMITTED]




                               [GRAPHIC OMITTED]















                                     III-26

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 16-22 - GREAT HALL PORTFOLIO
--------------------------------------------------------------------------------














                               [GRAPHIC OMITTED]




















                                     III-27

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 23 - PAVILIONS I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $34,950,000

CUT-OFF DATE BALANCE:                   $34,906,862

SHADOW RATING (MOODY'S/FITCH):          NAP

FIRST PAYMENT DATE:                     February 1, 2004

INTEREST RATE:                          6.170%

AMORTIZATION:                           300 months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          January 1, 2014

EXPECTED MATURITY BALANCE:              $27,304,159

SPONSOR:                                Rare Point, Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout until the earlier of December 1,
                                        2007 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter. Prepayable
                                        without penalty from and after July 1,
                                        2013.

LOAN PER SF:                            $61.75

UP-FRONT RESERVES(1):                   RE Tax:             $133,420

ONGOING RESERVES(1):                    RE Tax:             $66,710/month

                                        TI/LC:              $26,333/month

                                        Cap Ex:             $8,950/month

                                        Ground rent:        $65,039/month

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Scottsdale, AZ

YEAR BUILT/RENOVATED:                   1988-1990 / NAP

OCCUPANCY(2):                           92.5%

SQUARE FOOTAGE:                         565,282

THE COLLATERAL:                         17-building, single-story retail center

OWNERSHIP INTEREST:                     Leasehold
                                                                     LEASE
MAJOR TENANTS                             % NRSF      RENT PSF     EXPIRATION
-------------                             ------      --------     ----------
Target (Ground Lease)                      19.9%        $2.42        1/31/10

Home Depot                                 18.1%        $8.37        1/31/09

United Artists Theaters                     8.0%       $18.23       11/16/09

PROPERTY MANAGEMENT:                    Tiarna Real Estate Services, Inc.

U/W NET OP. INCOME:                     $3,974,337

U/W NET CASH FLOW:                      $3,550,375

APPRAISED VALUE:                        $50,000,000

CUT-OFF DATE LTV:                       69.8%

MATURITY DATE LTV:                      54.6%

DSCR:                                   1.29x
--------------------------------------------------------------------------------

(1) The Borrower is required to escrow 1/12 of annual real estate taxes monthly. The Borrower will also be required to escrow 1/12 of annual insurance premiums monthly if the property is not covered by a blanket policy. The amounts shown are the current monthly collections. Any required reserve deposit may also be furnished in the form of a letter of credit.

(2)  Occupancy is based on the rent roll dated October 31, 2003.

THE PAVILIONS I LOAN

     THE LOAN. The sixth largest loan (the "Pavilions I Loan") as evidenced by the Promissory Note (the "Pavilions I Note") is secured by a first priority Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Pavilions I Mortgage") encumbering a portion of the 565,282 square foot anchored shopping center known as Pavilions I, located in Scottsdale, Arizona (the "Pavilions I Property"). The Pavilions I Loan was originated on December 1, 2003 by or on behalf of Morgan Stanley Mortgage Capital Inc.

                                     III-28

     THE BORROWER. The borrower is Spire North, L.L.C., an Arizona limited liability company (the "Pavilions I Borrower") that owns no material asset other than the Pavilions I Property and related interests. The Pavilions I Borrower is a wholly-owned, direct subsidiary of Rare Point, Inc.

     THE PROPERTY. The Pavilions I Property, located on Indian Bend Road in Scottsdale, Arizona, was originally constructed in 1988-1990 and consists of a 565,282 square foot, single-level power shopping center comprised of 17 buildings. Seven of the 17 buildings are owned by the respective tenants. The Pavilions I Property is anchored by Target and Home Depot. Pavilions I is situated on approximately 75.7 acres and contains 2,800 parking spaces. The Pavilions I Property is ground leased by the Pavilions I Borrower from the Salt River Pima-Maricopa Indian Community, pursuant to a master ground lease that expires in 2042, and has one 10 year extension option to 2052.

------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL     CUMULATIVE %    % OF TOTAL BASE      CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET       OF SF          RENTAL REVENUES      TOTAL RENTAL
          YEAR              ROLLING        ROLLING          ROLLING        ROLLING            ROLLING         REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant               14            $0.00              8%             8%                 0%                  0%
------------------------------------------------------------------------------------------------------------------------------
       2003 & MTM              0            $0.00              0%             8%                 0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2004                 8           $23.17              3%             11%                8%                  8%
------------------------------------------------------------------------------------------------------------------------------
          2005                 6           $13.31              9%             19%               12%                 20%
------------------------------------------------------------------------------------------------------------------------------
          2006                 6            $9.67             13%             33%               14%                 33%
------------------------------------------------------------------------------------------------------------------------------
          2007                 5           $21.81              1%             34%                3%                 37%
------------------------------------------------------------------------------------------------------------------------------
          2008                 3           $13.23              8%             42%               11%                 48%
------------------------------------------------------------------------------------------------------------------------------
          2009                 4           $11.57             28%             70%               33%                 81%
------------------------------------------------------------------------------------------------------------------------------
          2010                 3            $3.73             25%             96%               10%                 91%
------------------------------------------------------------------------------------------------------------------------------
          2011                 1           $21.72              3%             98%                6%                 97%
------------------------------------------------------------------------------------------------------------------------------
          2012                 1           $17.56              1%             99%                1%                 99%
------------------------------------------------------------------------------------------------------------------------------
          2013                 1           $13.50              1%            100%                1%                100%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             0            $0.00              0%            100%                0%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Pavilions I Property is managed by Tiarna Real Estate Services, Inc. The management agreement is subject and subordinate to the Pavilions I Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed, except for indebtedness incurred to finance equipment and other personal property, with annual payments not exceeding $200,000 in the aggregate.

     RELEASE OF PARCELS. Provided that no event of default exists, the Pavilions I Borrower is entitled to a release of certain unimproved, non-income producing store location pads. No repayment of the Pavilions I Loan is required in connection with such a release.

     Certain additional information regarding the Pavilions I Loan and the Pavilions I Property is set forth on Appendix II hereto.


                                     III-29

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 23 - PAVILIONS I
--------------------------------------------------------------------------------







                               [GRAPHIC OMITTED]



                               [GRAPHIC OMITTED]









                                     III-30

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 23 - PAVILIONS I
--------------------------------------------------------------------------------













                               [GRAPHIC OMITTED]













                                     III-31

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 24 - GALLUP HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $34,250,000

CUT-OFF DATE BALANCE:                   $33,968,751

SHADOW RATING (MOODY'S/FITCH):          Baa3 / AA-

FIRST PAYMENT DATE:                     December 1, 2003

INTEREST RATE:                          5.990%

AMORTIZATION(1):                        204 months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          November 1, 2018

EXPECTED MATURITY BALANCE:              $823,980

SPONSOR:                                Gallup, Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout through February 28, 2006;
                                        thereafter, prepayable subject to the
                                        prepayment premium equal to the greater
                                        of a yield maintenance charge and 1% of
                                        the principal balance. Prepayable
                                        without penalty from and after August 1, 2018.

LOAN PER SF:                            $114.91

UP-FRONT RESERVES:                      RE Tax:             $366,667

ONGOING RESERVES:                       RE Tax:             $91,667/month

                                        Insurance:          $6,092/month

LOCKBOX:                                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Suburban

LOCATION:                               Omaha, NE

YEAR BUILT/RENOVATED:                   2003 / NAP

OCCUPANCY(2):                           100.0%

SQUARE FOOTAGE:                         295,606

THE COLLATERAL:                         Two newly constructed office buildings

OWNERSHIP INTEREST:                     Fee

                                                                     LEASE
MAJOR TENANTS                             % NRSF      RENT PSF     EXPIRATION
-------------                             ------      --------     ----------
Gallup                                    100.0%       $17.50      10/31/2018

PROPERTY MANAGEMENT:                    Riverfront Campus Development

U/W NET OP. INCOME:                     $4,575,595

U/W NET CASH FLOW:                      $4,277,989

APPRAISED VALUE:                        $55,500,000

CUT-OFF DATE LTV:                       61.2%

MATURITY DATE LTV:                      1.5%

DSCR:                                   1.33x
--------------------------------------------------------------------------------

(1) The Gallup Headquarters loan is a 15-year stepped self-amortizing loan structure. The monthly payment from December 1, 2003 through November 1, 2008 is $268,021.92 based on a 17-year amortization. Beginning December 1, 2008 through November 1, 2013 the monthly payment changes to $284,746.50 based approximately on a 15-year amortization schedule. The monthly payment from December 1, 2013 through November 1, 2018 increases to $332,180.60 based approximately on a 5-year amortization.

(2)  Occupancy is based on the rent roll dated October 13, 2003.

THE GALLUP HEADQUARTERS LOAN

     THE LOAN. The seventh largest loan (the "Gallup Headquarters Loan") as evidenced by two Secured Promissory Notes (the "Gallup Headquarters Notes") that are secured by a first priority Deed of Trust (the "Gallup Headquarters Deed of Trust") encumbering two newly constructed office buildings located in Omaha, Nebraska. The Gallup Headquarters Loan was originated on October 20, 2003 by or on behalf of Principal Commercial Funding, LLC, a Delaware limited liability company.

     THE BORROWER. The borrower is Riverfront Campus Developers, LLC, a Delaware limited liability company (the "Gallup Headquarters Borrower"). The Gallup Headquarters Borrower is a single purpose entity. The Gallup Headquarters Borrower's sole member is Riverfront Campus Owner, LLC, a Delaware limited liability company.


                                     III-32

     THE PROPERTY. The Gallup Headquarters Property, located in Omaha, Nebraska, was originally constructed in 2003. The Gallup Headquarters Property consists of a three-story office building and a five-story office building containing a total of 295,606 leasable square feet located on 25.94 acres.

------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------
                     # OF        AVERAGE BASE      % OF TOTAL   CUMULATIVE    % OF TOTAL BASE   CUMULATIVE % OF
                    LEASES        RENT PER SF     SQUARE FEET     % OF SF     RENTAL REVENUES     TOTAL RENTAL
     YEAR           ROLLING         ROLLING         ROLLING       ROLLING         ROLLING       REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------
    Vacant             0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
  2003 & MTM           0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
     2004              0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
     2005              0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
     2006              0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
     2007              0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
     2008              0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
     2009              0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
     2010              0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
     2011              0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
     2012              0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
     2013              0             $0.00             0%             0%               0%                0%
------------------------------------------------------------------------------------------------------------------
2014 & Beyond          1            $17.50           100%           100%             100%              100%
------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Gallup Headquarters Property is managed by Riverfront Campus Development, which is affiliated with the Gallup Headquarters Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Gallup Headquarters Loan and the Gallup Headquarters Property is set forth on Appendix II hereto.


                                     III-33

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 24 - GALLUP HEADQUARTERS
--------------------------------------------------------------------------------













                               [GRAPHIC OMITTED]


















                                     III-34

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 24 - GALLUP HEADQUARTERS
--------------------------------------------------------------------------------

























                               [GRAPHIC OMITTED]














                                     III-35

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 25 - GALLERIA PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $28,600,000

CUT-OFF DATE BALANCE:                   $28,600,000

SHADOW RATING (MOODY'S/FITCH)           NAP

FIRST PAYMENT DATE:                     January 1, 2004

INTEREST RATE:                          5.360%

AMORTIZATION:                           Interest only until December 1, 2006;
                                        thereafter monthly principal and
                                        interest payments in the amount of
                                        $173,246 beginning in January 1, 2007.

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          December 1, 2013

EXPECTED MATURITY BALANCE:              $24,040,555

SPONSOR(S):                             Alan J. Helene, Robert Nash and Wayne
                                        Nash

INTEREST CALCULATION:                   30/360

CALL PROTECTION:                        Lockout until December 31, 2008.
                                        Prepayment permitted in full only.
                                        Borrower must pay a premium equal to the greater of a yield maintenance premium or 1% of the principal balance if prepayment occurs prior to the last 90 days of the term of the loan.

LOAN PER SF:                            $170.19

UP-FRONT RESERVES:                      RE Tax:                  $488,231

                                        Deferred Maintenance:    $46,623

ONGOING RESERVES(1):                    RE Tax:                  Springing

                                        TI/LC:                   $6,685/month

                                        Capex:                   $2,000/month

LOCKBOX:                                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Dallas, TX

YEAR BUILT/RENOVATED:                   1996,1999 / NAP

OCCUPANCY(2):                           100.0%

SQUARE FOOTAGE:                         168,049

THE COLLATERAL:                         One single-story retail building

OWNERSHIP INTEREST:                     Fee

                                                                   LEASE
MAJOR TENANTS                             % NRSF    RENT $PSF    EXPIRATION
-------------                             ------    ---------    ----------

Circuit City                               32.7%     $20.90       1/01/2017

Linens 'N Things                           24.3%     $17.05       1/01/2018

Pier 1 Imports, Inc.                        9.4%     $19.00       2/01/2012

PROPERTY MANAGEMENT:                    Alpha Parkway I, LLC

U/W NET OP. INCOME:                     $2,955,503

U/W NET CASH FLOW:                      $2,874,839

APPRAISED VALUE:                        $43,000,000

CUT-OFF DATE LTV:                       66.5%

MATURITY DATE LTV:                      55.9%

DSCR(3):                                1.88x
--------------------------------------------------------------------------------

(1) The borrower has deposited into a Real Estate Tax reserve account an amount equal to one-half of the annual real estate tax amount. Upon default by borrower in its payment of real estate taxes or other default under the loan documents, lender shall require borrower to make a monthly deposit into a reserve account to reserve the annual sum of real estate taxes, and lender shall pay such taxes on behalf of borrower. The TI/LC reserve is capped at $300,000. The Capex reserve is capped at $50,000.

(2)  Occupancy is based upon the rent roll dated June 1, 2003.

(3)  The DSCR after the interest only period is 1.38x.

                                     III-36

THE GALLERIA PLAZA SHOPPING CENTER LOAN

     THE LOAN. The eighth largest loan (the "Galleria Plaza Shopping Center Loan") as evidenced by a Deed of Trust Note (the "Galleria Plaza Shopping Center Note") is secured by a first priority Deed of Trust, Assignment of Leases and Rent and Security Agreement (the "Galleria Plaza Shopping Center Mortgage") encumbering a shopping mall containing approximately 168,049 square feet located in Dallas, Texas (the "Galleria Plaza Shopping Center Property"). The Galleria Plaza Shopping Center Loan was originated by JHREF on November 25, 2003.

     THE BORROWER. The borrower is Galleria Alpha Plaza, Ltd., a Texas limited partnership (the "Galleria Plaza Shopping Center Borrower"). The Galleria Plaza Shopping Center Borrower is a special purpose entity without an independent director that owns no material asset other than its interest in the Galleria Plaza Shopping Center Property. The sponsors are Robert Nash, Wayne Nash and Alan J. Helene.

     THE PROPERTY. The Galleria Plaza Shopping Center Property is composed of approximately 168,049 square feet of retail space in a single-story building situated on approximately 9.4 acres in Dallas, Texas. In addition to Circuit City, Linens 'N Things and Pier 1 Imports, Inc. other tenants include Mikasa, the Bombay Company and Mattress Giant. The Galleria Plaza Shopping Center Property is 100% occupied as of June 1, 2003.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
                                          AVERAGE BASE      % OF TOTAL       CUMULATIVE %     % OF TOTAL BASE     CUMULATIVE % OF
                        # OF LEASES       RENT PER SF       SQUARE FEET        OF SF          RENTAL REVENUES       TOTAL RENTAL
          YEAR            ROLLING           ROLLING           ROLLING         ROLLING             ROLLING         REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
         Vacant               0              $0.00              0%               0%                 0%                  0%
-----------------------------------------------------------------------------------------------------------------------------------
       2003 & MTM             0              $0.00              0%               0%                 0%                  0%
-----------------------------------------------------------------------------------------------------------------------------------
          2004                0              $0.00              0%               0%                 0%                  0%
-----------------------------------------------------------------------------------------------------------------------------------
          2005                0              $0.00              0%               0%                 0%                  0%
-----------------------------------------------------------------------------------------------------------------------------------
          2006                0              $0.00              0%               0%                 0%                  0%
-----------------------------------------------------------------------------------------------------------------------------------
          2007                2             $24.15             13%              13%                15%                 15%
-----------------------------------------------------------------------------------------------------------------------------------
          2008                0              $0.00              0%              13%                 0%                 15%
-----------------------------------------------------------------------------------------------------------------------------------
          2009                0              $0.00              0%              13%                 0%                 15%
-----------------------------------------------------------------------------------------------------------------------------------
          2010                1             $25.00              8%              21%                 9%                 25%
-----------------------------------------------------------------------------------------------------------------------------------
          2011                0              $0.00              0%              21%                 0%                 25%
-----------------------------------------------------------------------------------------------------------------------------------
          2012                1             $19.00              9%              30%                 9%                 33%
-----------------------------------------------------------------------------------------------------------------------------------
          2013                1             $26.00              5%              35%                 7%                 40%
-----------------------------------------------------------------------------------------------------------------------------------
      2014 & Beyond           4             $18.73             65%             100%                60%                100%
-----------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Galleria Plaza Shopping Center Property is managed by Alpha Parkway I, LLC, a real estate management company that is the general partner of the Galleria Plaza Shopping Center Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Galleria Plaza Shopping Center Loan and the Galleria Plaza Shopping Center Property is set forth on Appendix II hereto.

                                     III-37

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 25 - GALLERIA PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------













                               [GRAPHIC OMITTED]



















                                     III-38

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 25 - GALLERIA PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------


















                               [GRAPHIC OMITTED]
















                                     III-39

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 26 - CARLISLE COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $21,560,000

CUT-OFF DATE BALANCE:                   $21,560,000

SHADOW RATING (MOODY'S/FITCH):          Baa3 / BBB+

FIRST PAYMENT DATE:                     December 1, 2003

INTEREST RATE:                          4.990%

AMORTIZATION:                           Interest Only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          November 1, 2010

EXPECTED MATURITY BALANCE:              $21,560,000

SPONSOR:                                Inland Retail Real Estate Trust

INTEREST CALCULATION:                   30/360

CALL PROTECTION:                        Lockout until October 31, 2006. In
                                        connection with any voluntary
                                        prepayment, the borrower must pay a
                                        premium equal to the greater of a yield
                                        maintenance premium and 1% of the
                                        principal balance if prepayment occurs
                                        prior to October 1, 2010.

LOAN PER SF:                            $54.53

UP-FRONT RESERVES:                      Deferred Maintenance:      $200,000

ONGOING RESERVES(1):                    RE Tax:                    Springing

                                        Insurance:                 Springing

                                        Cap Ex:                    Springing

LOCKBOX(2):                             Springing to Soft then to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Carlisle, PA

YEAR BUILT/RENOVATED:                   1960 / 2002-2003

OCCUPANCY(3):                           99.7%

SQUARE FOOTAGE:                         395,374

THE COLLATERAL:                         Multi-tenant, anchored retail power
                                        center

OWNERSHIP INTEREST:                     Fee
                                                                        LEASE
MAJOR TENANTS                            % NRSF       RENT PSF      EXPIRATION
-------------                            ------       --------      ----------
Wal-Mart                                  51.9%         $6.86         8/1/2022

TJ Maxx                                    7.8%         $9.27        10/1/2012

Ross Dress for Less                        7.6%         $9.00        1/31/2014

PROPERTY MANAGEMENT:                    Inland Mid-Atlantic Management Corp.

U/W NET OP. INCOME:                     $2,976,170

U/W NET CASH FLOW:                      $2,852,384

APPRAISED VALUE:                        $37,000,000

CUT-OFF DATE LTV:                       58.3%

MATURITY DATE LTV:                      58.3%

DSCR:                                   2.65x
--------------------------------------------------------------------------------

(1) Tax reserves spring if the borrower fails to provide evidence of payment. Insurance reserves spring if the borrower fails to provide evidence of payment or maintain a blanket insurance policy. Cap Ex reserve springs if any required repairs are not completed within six months of closing or if the borrower fails to provide evidence of property maintenance.

(2) Soft Lockbox is triggered upon the DSCR falling below 1.75x. Thereafter, if the DSCR falls below 1.25x, the borrower is required to sweep money daily from the clearing bank to a cash management account controlled by the lender. Additionally, upon (a) an event of default, or (b) a bankruptcy of the borrower or the property manager a hard lockbox is established with money swept daily into the cash management account controlled by lender.

(3)  Occupancy is based on the rent roll dated December 17, 2003.

THE CARLISLE COMMONS LOAN

     THE LOAN. The ninth largest loan (the "Carlisle Commons Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the Carlisle Commons retail property located in Carlisle, Pennsylvania (the "Carlisle Commons Property"). The Carlisle Commons Loan was originated on October 24, 2003 by Bear Stearns Commercial Mortgage, Inc.

     THE BORROWER. The borrower is Inland Southeast Carlisle DST, a Delaware statutory trust (the "Carlisle Commons Borrower") that owns no material assets other than the Carlisle Commons Property. The beneficial interest of the Carlisle Commons Borrower is wholly owned by Inland Retail Real Estate Trust, Inc. (IRRETI) which reported total assets of $3.746 billion as of 9/31/03. The principals of the Inland Group, Inc. formed Inland Retail Real Estate Trust, Inc. as well as many of the

                                     III-40
affiliated and advisory groups involved in Inland's various real estate activities. The Inland Group, Inc. together with its subsidiaries and affiliates, is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction finance and other related services. As of July 2003, the Inland Real Estate Group of Companies employed more than 1,024 people, managed over $5 billion in assets, and more than 60 million square feet of commercial property.

     THE PROPERTY. The Carlisle Commons Property is a 395,374 square foot, Wal-Mart anchored shopping center located in Carlisle, Cumberland County, Pennsylvania. The property is located on the south side of Noble Boulevard just north of Interstate 81 and approximately 2 miles south of the Pennsylvania Turnpike (I-76). Anchor tenants at the property consist of a 205,305 SF Wal-Mart Supercenter in addition to a 30,719 SF TJ Maxx, a 23,650 SF Sears Retail Outlet and a 30,173 SF Ross Dress for Less. Other tenants include AT&T Wireless, Fashion Bug, Coconuts, Subway, Tractor Supply Co and an 8 screen movie theater. Carlisle, Pennsylvania is the seat of Cumberland County and is home to Dickinson College, the United States Army War College and Penn State Law School at Dickinson. Approximately 75% of the GLA is occupied by investment grade rated tenants. Current overall occupancy is approximately 99%.


------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
                             # OF        AVERAGE BASE      % OF TOTAL     CUMULATIVE %    % OF TOTAL BASE    CUMULATIVE % OF
                            LEASES       RENT PER SF      SQUARE FEET        OF SF        RENTAL REVENUES      TOTAL RENTAL
         YEAR               ROLLING        ROLLING          ROLLING         ROLLING         ROLLING        REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
         Vacant                1            $0.00               0%             0%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
       2003 & MTM              0            $0.00               0%             0%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2004                 0            $0.00               0%             0%               0%                  0%
------------------------------------------------------------------------------------------------------------------------------
          2005                 1            $10.20              6%             6%               7%                  7%
------------------------------------------------------------------------------------------------------------------------------
          2006                 1            $5.05               5%            11%               3%                 10%
------------------------------------------------------------------------------------------------------------------------------
          2007                 3            $12.74              4%            15%               6%                 15%
------------------------------------------------------------------------------------------------------------------------------
          2008                 9            $11.56             11%            26%              15%                 30%
------------------------------------------------------------------------------------------------------------------------------
          2009                 1            $20.00              0%            26%               1%                 31%
------------------------------------------------------------------------------------------------------------------------------
          2010                 0            $0.00               0%            26%               0%                 31%
------------------------------------------------------------------------------------------------------------------------------
          2011                 0            $0.00               0%            26%               0%                 31%
------------------------------------------------------------------------------------------------------------------------------
          2012                 3            $10.77             10%            36%              13%                 44%
------------------------------------------------------------------------------------------------------------------------------
          2013                 1            $9.50               2%            38%               2%                 46%
------------------------------------------------------------------------------------------------------------------------------
     2014 & Beyond             4            $7.36              62%           100%              54%                100%
------------------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The Carlisle Commons Property is managed by Inland Mid-Atlantic Management Corp., which is affiliated with the Carlisle Commons Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Carlisle Commons Loan and the Carlisle Commons Property is set forth on Appendix II hereto.


                                     III-41

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 26 - CARLISLE COMMONS
--------------------------------------------------------------------------------














                               [GRAPHIC OMITTED]












                                     III-42

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 26 - CARLISLE COMMONS
--------------------------------------------------------------------------------












                               [GRAPHIC OMITTED]











                                     III-43

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 27 - 1101 15TH STREET, NW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $21,000,000

CUT-OFF DATE BALANCE:                   $20,943,713

SHADOW RATING (MOODY'S/FITCH):          NAP

FIRST PAYMENT DATE:                     December 1, 2003

INTEREST RATE:                          5.980%

AMORTIZATION:                           360 months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          November 1, 2013

EXPECTED MATURITY BALANCE:              $17,834,026

SPONSOR:                                Marshall B. Coyne Trust

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout through December 31, 2008;
                                        thereafter, prepayable subject to the
                                        prepayment premium equal to the greater
                                        of a yield maintenance charge and 1% of
                                        the principal balance. Prepayable
                                        without penalty from and after August 1, 2013.

LOAN PER SF:                            $127.90

UP-FRONT RESERVES:                      RE Tax                  $106,147

                                        Deferred Maintenance    $128,125

ONGOING RESERVES:                       RE Tax                  $53,073/month

LOCKBOX:                                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               Washington, D.C.

YEAR BUILT/RENOVATED:                   1973 / 1999

OCCUPANCY(1):                           100.0%

SQUARE FOOTAGE:                         163,748

THE COLLATERAL:                         12-story office building

OWNERSHIP INTEREST:                     Fee

                                                                     LEASE
MAJOR TENANTS                             % NRSF      RENT PSF     EXPIRATION
-------------                             ------      --------     ----------
International Foundation for               13.9%       $26.60       9/30/2009
Election Systems, Inc.

National  Endowment for                    12.2%       $27.31       8/31/2006
Democracy

3M Company                                  8.4%       $26.52       2/29/2004


PROPERTY MANAGEMENT:                    Madison Management Corp.

U/W NET OP. INCOME:                     $2,561,747

U/W NET CASH FLOW:                      $2,129,974

APPRAISED VALUE:                        $36,000,000

CUT-OFF DATE LTV:                       58.2%

MATURITY DATE LTV:                      49.5%

DSCR:                                   1.41x
--------------------------------------------------------------------------------


(1)  Occupancy is based on the rent roll dated October 16, 2003.

1101 15TH STREET NW LOAN

     THE LOAN. The tenth largest loan (the "1101 15th Street Loan") as evidenced by a Secured Promissory Note (the "1101 15th Street Note") is secured by a first priority Deed of Trust (the "1101 15th Street Deed of Trust") encumbering a 12-story office building located in Washington, D.C. The 1101 15th Street Loan was originated October 16, 2003 by or on behalf of Principal Commercial Funding, LLC, a Delaware limited liability company.


     THE BORROWER. The borrower is 15th and L Streets Associates, a District of Columbia limited partnership (the "1101 15th Street Borrower"). The 1101 15th Street Borrower is a single asset entity. The 1101 15th Street Borrower's general partner is 1101 15th Street, LLC, a District of Columbia limited liability company, which also holds a limited partnership interest of approximately 1%. There are approximately seven limited partners, consisting primarily of individuals and trusts.


                                     III-44

     THE PROPERTY. The 1101 15th Street Property located in Washington, D.C. was originally constructed in 1973. The 1101 15th Street Property consists of a twelve-story office building containing 163,748 leasable square feet located on
0.39 acres.

-----------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------
                                    AVERAGE BASE      % OF TOTAL     CUMULATIVE    % OF TOTAL BASE    CUMULATIVE % OF
                    # OF LEASES     RENT PER SF      SQUARE FEET      % OF SF      RENTAL REVENUES     TOTAL RENTAL
       YEAR           ROLLING         ROLLING          ROLLING        ROLLING          ROLLING       REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------
      Vacant              0            $0.00               0%              0%               0%                 0%
-----------------------------------------------------------------------------------------------------------------------
    2003 & MTM            2            $22.70              1%              1%               1%                 1%
-----------------------------------------------------------------------------------------------------------------------
       2004              17            $26.24             28%             30%              27%                28%
-----------------------------------------------------------------------------------------------------------------------
       2005               3            $20.74              4%             34%               3%                32%
-----------------------------------------------------------------------------------------------------------------------
       2006               6            $27.83             24%             58%              24%                56%
-----------------------------------------------------------------------------------------------------------------------
       2007               9            $30.30             16%             74%              18%                74%
-----------------------------------------------------------------------------------------------------------------------
       2008               1            $29.13              4%             78%               4%                78%
-----------------------------------------------------------------------------------------------------------------------
       2009               1            $26.60             14%             92%              14%                92%
-----------------------------------------------------------------------------------------------------------------------
       2010               2            $29.24              8%            100%               8%               100%
-----------------------------------------------------------------------------------------------------------------------
       2011               0            $0.00               0%            100%               0%               100%
-----------------------------------------------------------------------------------------------------------------------
       2012               0            $0.00               0%            100%               0%               100%
-----------------------------------------------------------------------------------------------------------------------
       2013               0            $0.00               0%            100%               0%               100%
-----------------------------------------------------------------------------------------------------------------------
  2014 & Beyond           1            $0.00               0%            100%               0%               100%
-----------------------------------------------------------------------------------------------------------------------

     PROPERTY MANAGEMENT. The 1101 15th Street Property is managed by Madison Management Corp., which is affiliated with the 1101 15th Street Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 1101 15th Street Loan and the 1101 15th Street Property is set forth on Appendix II hereto.


                                     III-45

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 27 - 1101 15TH STREET, NW
--------------------------------------------------------------------------------










                               [GRAPHIC OMITTED]










                                     III-46

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 27 - 1101 15TH STREET, NW
--------------------------------------------------------------------------------












                               [GRAPHIC OMITTED]





















                                     III-47

--------------------------------------------------------------------------------

[MORGAN STANLEY LOGO]            January 9, 2004             [BEAR STEARNS LOGO]

--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                  --------------------------------------------

                                 $1,144,385,000
                                  (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                     JOHN HANCOCK REAL ESTATE FINANCE, INC.
                            AS MORTGAGE LOAN SELLERS


                        --------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

                        --------------------------------


MORGAN STANLEY                                          BEAR, STEARNS & CO. INC.
CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER

GOLDMAN, SACHS & CO.                         WELLS FARGO BROKERAGE SERVICES, LLC
CO-MANAGER                                                            CO-MANAGER

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

TRANSACTION FEATURES

>>   Sellers:

--------------------------------------------------------------------------------
                                         NO. OF   NO. OF   CUT-OFF DATE    % OF
SELLERS                                  LOANS    PROPS.   BALANCE ($)     POOL
--------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage, Inc.    35        46      384,909,103    31.8
Morgan Stanley Mortgage Capital Inc.      30        41      353,739,427    29.2
Wells Fargo Bank, National Association    68        68      204,415,923    16.9
Principal Commercial Funding, LLC         28        28      179,957,286    14.9
John Hancock Real Estate Finance, Inc.    14        14       87,968,668     7.3
--------------------------------------------------------------------------------
 TOTAL:                                  175       197    1,210,990,408   100.0
--------------------------------------------------------------------------------

>>   Loan Pool:
     o    Average Cut-off Date Balance: $6,919,945
     o    Largest Mortgage Loan by Cut-off Date Balance: $90,000,000
     o Five largest and ten largest loans: 25.6% and 37.2% of pool, respectively

>>   Credit Statistics:
     o    Weighted average debt service coverage ratio of 2.05x
     o Weighted average current loan-to-value ratio of 58.3%; weighted average balloon loan-to-value ratio of 45.7%

>>   Property Types:

                                   [Pie Chart]

                               Retail          46%
                               Office          32%
                               Multifamily      9%
                               Industrial       8%
                               Self-Storage     2%
                               Other*           3%

              * "Other" includes Hospitality, Manufactured Housing Community, Mixed Use and Parking Lot property types

>>   Call Protection:
     o 105 loans (67.3% of the pool) have a lockout period ranging from 25 to 67 payments from origination, then defeasance provisions
     o 35 loans (25.9% of the pool) have a lockout period ranging from 26 to 61 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%
     o 34 loans (6.5% of the pool) have a lockout period ranging from 26 to 35 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance two years following securitization
     o 1 loan (0.3% of the pool) has a lockout period of 47 payments from origination, then permits prepayment with the greater of yield maintenance and a prepayment premium of 3.0%

>> Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying Agent's website at www.ctslink.com.

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

>> Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

OFFERED CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         CERTIFICATE
                INITIAL                                                                  EXPECTED FINAL     INITIAL       PRINCIPAL
              CERTIFICATE      SUBORDINATION      RATINGS       AVERAGE      PRINCIPAL    DISTRIBUTION   PASS-THROUGH      TO VALUE
  CLASS       BALANCE(1)           LEVELS     (MOODY'S/FITCH)  LIFE(2)(3)   WINDOW(2)(4)     DATE(2)        RATE(5)        RATIO(6)
------------------------------------------------------------------------------------------------------------------------------------
A-1          $125,000,000          12.125%       Aaa / AAA        3.21         1 - 56       10/13/08         [ ]%            51.2%
------------------------------------------------------------------------------------------------------------------------------------
A-2          $200,000,000          12.125%       Aaa / AAA        5.97        56 - 81       11/13/10         [ ]%            51.2%
------------------------------------------------------------------------------------------------------------------------------------
A-3          $150,000,000          12.125%       Aaa / AAA        7.76        81 - 111       5/13/13         [ ]%            51.2%
------------------------------------------------------------------------------------------------------------------------------------
A-4          $589,157,000          12.125%       Aaa / AAA        9.72       111 - 119       1/13/14         [ ]%            51.2%
------------------------------------------------------------------------------------------------------------------------------------
B             $31,789,000           9.500%       Aa2 / AA         9.94       119 - 119       1/13/14         [ ]%            52.8%
------------------------------------------------------------------------------------------------------------------------------------
C             $12,110,000           8.500%       Aa3 / AA-        9.94       119 - 119       1/13/14         [ ]%            53.3%
------------------------------------------------------------------------------------------------------------------------------------
D             $24,220,000           6.500%        A2 / A         10.90       119 - 143       1/13/16         [ ]%            54.5%
------------------------------------------------------------------------------------------------------------------------------------
E             $12,109,000           5.500%        A3 / A-        12.53       143 - 157       3/13/17         [ ]%            55.1%
------------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (7)

------------------------------------------------------------------------------------------------------------------------------------
                 INITIAL                                                                                                 CERTIFICATE
               CERTIFICATE                                                              EXPECTED FINAL     INITIAL        PRINCIPAL
                BALANCE OR      SUBORDINATION     RATINGS       AVERAGE      PRINCIPAL   DISTRIBUTION    PASS-THROUGH      TO VALUE
  CLASS     NOTIONAL AMOUNT(1)      LEVELS    (MOODY'S/FITCH)  LIFE(2)(3)  WINDOW(2)(4)     DATE(2)        RATE(5)         RATIO(6)
------------------------------------------------------------------------------------------------------------------------------------
X-1(8)       $1,210,990,408          ----           ----          ----         ----          ----       Variable Rate        ----
------------------------------------------------------------------------------------------------------------------------------------
X-2(8)       $1,146,984,000          ----           ----          ----         ----          ----       Variable Rate        ----
------------------------------------------------------------------------------------------------------------------------------------
F                $9,083,000         4.750%      Baa1 / BBB+      13.46       157 - 166     12/13/17          [ ]%           55.5%
------------------------------------------------------------------------------------------------------------------------------------
G               $10,596,000         3.875%      Baa2 / BBB       14.28       166 - 175      9/13/18          [ ]%           56.0%
------------------------------------------------------------------------------------------------------------------------------------
H                $9,082,000         3.125%      Baa3 / BBB-      14.61       175 - 175      9/13/18          [ ]%           56.5%
------------------------------------------------------------------------------------------------------------------------------------
J - P           $37,844,408          ----           ----          ----         ----          ----            [ ]%            ----
------------------------------------------------------------------------------------------------------------------------------------

Notes:  (1)  As of February 1, 2004. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

        (2) Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

        (3)  Average life is expressed in terms of years.

        (4) Principal window is the period (expressed in terms of months and commencing with the month of March 2004) during which distributions of principal are expected to be made to the holders of each designated Class.

        (5) The Class A-1 and A-2 Certificates will accrue interest at a fixed rate. The Class A-3, A-4, B, C, D, E, F, G and H Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. The Class X-1 and X-2 Certificates will be collectively known as the "Class X Certificates."

        (6) Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, A-2, A-3 and A-4 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, A-2, A-3 and A-4 Certificate Balances.

        (7)  Certificates to be offered privately pursuant to Rule 144A.

        (8) The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

I.  ISSUE CHARACTERISTICS

ISSUE TYPE:                       Public: Classes A-1, A-2, A-3, A-4, B, C, D,
                                  and E (the "Offered Certificates") Private
                                  (Rule 144A): Classes X-1, X-2, F, G, H, J, K,
                                  L, M, N, O and P

SECURITIES OFFERED:               $1,144,385,000 monthly pay, multi-class,
                                  sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including eight principal and interest classes (Classes A-1, A-2, A-3, A-4, B, C, D and E)

SELLERS: Bear Stearns Commercial Mortgage, Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, Principal Commercial Funding, LLC and John Hancock Real Estate Finance, Inc.

CO-LEAD BOOKRUNNING MANAGERS:     Morgan Stanley & Co. Incorporated and Bear,
                                  Stearns & Co. Inc.

CO-MANAGERS:                      Goldman, Sachs & Co. and Wells Fargo Brokerage
                                  Services, LLC

MASTER SERVICER:                  Wells Fargo Bank, National Association

PRIMARY SERVICERS:                Principal Global Investors, LLC (with respect
                                  to the individual loans sold by Principal
                                  Commercial Funding, LLC); John Hancock Real
                                  Estate Finance, Inc. (with respect to the individual loans sold by it) Wells Fargo Bank, National Association (with respect to the individual loans sold by it, Morgan Stanley
                                  Mortgage Capital Inc., and Bear Stearns
                                  Commercial Mortgage, Inc.).

SPECIAL SERVICER:                 ARCap Servicing, Inc.

TRUSTEE:                          LaSalle Bank National Association

PAYING AGENT AND REGISTRAR:       Wells Fargo Bank Minnesota, National
                                  Association

CUT-OFF DATE:                     February 1, 2004. For purposes of the
                                  information contained in this term sheet, scheduled payments due in February 2004 with respect to mortgage loans not having payment dates on the first day of each month have been deemed received on February 1, 2004, not the actual day on which such scheduled payments were due.

EXPECTED CLOSING DATE:            On or about February 5, 2004

DISTRIBUTION DATES:               The 13th of each month, commencing in March
                                  2004 (or if the 13th is not a business day, the next succeeding business day)

MINIMUM DENOMINATIONS:            $25,000 for the Class A Certificates and
                                  $100,000 for all other Offered Certificates and in multiples of $1 thereafter

SETTLEMENT TERMS:                 DTC, Euroclear and Clearstream, same day
                                  funds, with accrued interest

LEGAL/REGULATORY                  STATUS: Classes A-1, A-2, A-3, A-4, B, C, D
                                  and E are expected to be eligible for
                                  exemptive relief under ERISA. No Class of Certificates is SMMEA eligible.

RISK FACTORS:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

II. STRUCTURE CHARACTERISTICS

The Class A-1 and A-2 Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class A-3, A-4, B, C, D, E, F, G and H Certificates will each accrue interest at either (i) a fixed rate,
(ii) a fixed rate subject to a cap at the weighted average net mortgage rate or
(iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                                     [CHART]

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

Class X-1 and X-2 Notional
Balances:                         The Notional Amount of the Class X-1
                                  Certificates will be equal to the aggregate of the certificate balances of the classes of certificates (other than the Class X-1, Class
                                  X-2, Class R-I, Class R-II and Class R-III
                                  Certificates) outstanding from time to time.
                                  The Notional amount of the Class X-2
                                  Certificates will equal:

                                  o    during the period from the closing date
                                       through and including the distribution
                                       date occurring in August 2005, the sum of
                                       (a) the lesser of $83,700,000 and the
                                       certificate balance of the Class A-1
                                       Certificates outstanding from time to
                                       time and (b) the aggregate of the
                                       certificate balances of the Class A-2,
                                       Class A-3, Class A-4, Class B, Class C,
                                       Class D, Class E, Class F, Class G, Class
                                       H, Class J, Class K and Class L
                                       Certificates outstanding from time to
                                       time;

                                  o    during the period following the
                                       distribution date occurring in August
                                       2005 through and including the
                                       distribution date occurring in August
                                       2006, the sum of (a) the lesser of
                                       $22,792,000 and the certificate balance
                                       of the Class A-1 Certificates outstanding from time to time, (b) the aggregate of the certificate balances of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates outstanding from time to time and (c) the lesser of $2,565,000 and the certificate balance of the Class J Certificates outstanding from time to time;

                                  o    during the period following the
                                       distribution date occurring in August
                                       2006 through and including the
                                       distribution date occurring in August
                                       2007, the sum of (a) the lesser of
                                       $164,660,000 and the certificate balance of the Class A-2 Certificates outstanding from time to time, (b) the aggregate of the certificate balances of the Class A-3, Class A-4, Class B, Class C, Class D, and Class E Certificates outstanding from time to time and (c) the lesser of $8,594,000 and the certificate balance of the Class F Certificates outstanding from time to time;

                                  o    during the period following the
                                       distribution date occurring in August
                                       2007 through and including the
                                       distribution date occurring in August
                                       2008, the sum of (a) the lesser of
                                       $79,510,000 and the certificate balance
                                       of the Class A-2 Certificates outstanding from time to time, (b) the aggregate of the certificate balances of the Class A-3, Class A-4, Class B and Class C Certificates outstanding from time to time and (c) the lesser of $23,946,000 and the certificate balance of the Class D Certificates outstanding from time to time;

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

                                  o    during the period following the
                                       distribution date occurring in August
                                       2008 through and including the
                                       distribution date occurring in August
                                       2009, the sum of (a) the lesser of
                                       $134,683,000 and the certificate balance of the Class A-3 Certificates outstanding from time to time, (b) the certificate balance of the Class A-4, Class B and Class C Certificates outstanding from time to time and (c) the lesser of $5,733,000 and the certificate balance of the Class D Certificates outstanding from time to time;

                                  o    during the period following the
                                       distribution date occurring in August
                                       2009 through and including the
                                       distribution date occurring in August
                                       2010, the sum of (a) the lesser of
                                       $65,709,000 and the certificate balance
                                       of the Class A-3 Certificates outstanding from time to time, (b) the certificate balance of the Class A-4 and Class B Certificates outstanding from time to time and (c) the lesser of $1,405,000 and the certificate balance of the Class C Certificates outstanding from time to time;

                                  o    during the period following the
                                       distribution date occurring in August
                                       2010 through and including the
                                       distribution date occurring in August
                                       2011, the sum of (a) the lesser of
                                       $526,578,000 and the certificate balance of the Class A-4 Certificates outstanding from time to time and (b) the lesser of $19,714,000 and the certificate balance of the Class B Certificates outstanding from time to time;

                                  o    during the period following the
                                       distribution date occurring in August
                                       2011 through and including the
                                       distribution date occurring in February
                                       2012, the sum of (a) the lesser of
                                       $508,214,000 and the certificate balance of the Class A-4 Certificates outstanding from time to time and (b) the lesser of $13,758,000 and the certificate balance of the Class B Certificates outstanding from time to time; and

                                  o Following the distribution date occurring in February 2012, $0.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

Class X-1 and X-2 Pass-Through
Rates: The Pass-Through Rate applicable to the Class X-1 Certificates for the initial Distribution Date will equal approximately [__]% per annum. The Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance Certificates. In general, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular class of Principal Balance Certificates is identified under "--Certificate Balance" in the Prospectus Supplement as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before February 2012, on any particular component of the total Notional Amount of the Class X-1 Certificates immediately prior to the related Distribution Date, the applicable Class X-1 Strip Rate will be calculated as follows:

                                  o if such particular component consists of the entire certificate balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire certificate balance (or that designated portion) also constitutes, in its entirety, a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A in the Prospectus Supplement and (ii) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates; and

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

                                  o if such particular component consists of the entire certificate balance (or a designated portion of that certificate balance) of any class of Principal Balance Certificates, and if such entire certificate balance (or that designated portion) does not, in whole or in part, also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                                  For any Distribution Date occurring after February 2012, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates. Under no circumstances will any Class X-1 Strip Rate be less than zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

                                       The Pass-Through Rate applicable to the
                                  Class X-2 Certificates for the initial
                                  Distribution Date will equal approximately
                                  [__]% per annum. The Pass-Through Rate
                                  applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in February 2012 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified under "--Certificate Balance" in the Prospectus Supplement as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion thereof) will represent one or more separate components of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before February 2012, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

                                  o    the lesser of (a) the rate per annum
                                       corresponding to such Distribution Date
                                       as set forth on Schedule A in the
                                       Prospectus Supplement and (b) the
                                       Weighted Average Net Mortgage Rate for
                                       such distribution date, over

                                  o    the Pass-Through Rate for such
                                       Distribution Date for the class of
                                       Principal Balance Certificates whose
                                       Certificate Balance, or a designated
                                       portion thereof, comprises such
                                       component.

                                  Under no circumstances will any Class X-2
                                  Strip Rate be less than zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

Yield Maintenance/Prepayment
Premium Allocation:               Any Prepayment Premiums/Yield Maintenance
                                  Charges collected with respect to a Mortgage
                                  Loan during any particular Collection Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such Distribution Date in an amount equal to the lesser of (i) such Prepayment Premium/Yield
                                  Maintenance Charge and (ii) the Prepayment
                                  Premium/Yield Maintenance Charge multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the Distribution Date, and the denominator of which is the total principal distributed on that Distribution Date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage
                                  Loan that prepaid, over the relevant Discount
                                  Rate.

                                  The portion, if any, of the Prepayment
                                  Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates and Class X-2 Certificates based on an [_____] ratio through and including the Distribution Date in [_____]. After the Distribution Date in [______] all Prepayment Premium/Yield Maintenance charges remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the Class X-1 Certificates. For the purposes of the foregoing, the Class J Certificates and below are the excluded classes.

                                  The following is an example of the Prepayment Premium Allocation under (b) above based on the information contained herein and the following assumptions:

                                  Two Classes of Certificates: Class A-2 and X

                                  The characteristics of the Mortgage Loan being prepaid are as follows:

                                  -   Loan Balance:  $10,000,000

                                  -   Mortgage Rate:  5.50%

                                  -   Maturity Date:  5 years (February 1, 2009)

                                  The Discount Rate is equal to 3.00%

                                  The Class A-2 Pass-Through Rate is equal to
                                  4.00%

                                                                       YIELD
                                                                    MAINTENANCE
           CLASS A CERTIFICATES                    FRACTION          ALLOCATION
-------------------------------------------- ---------------------- ------------
                   METHOD                          CLASS A-2         CLASS A-2
-------------------------------------------- ---------------------- ------------
        (Class A-2 Pass Through Rate -
               Discount Rate)                    (4.00%-3.00%)
   --------------------------------------        -------------        40.00%
       (Mortgage Rate - Discount Rate)           (5.50%-3.00%)

                                                                       YIELD
                                                                    MAINTENANCE
           CLASS X CERTIFICATES                    FRACTION          ALLOCATION
-------------------------------------------- ---------------------- ------------

                  METHOD
--------------------------------------------
       (1 -Class A-2 YM Allocation)               (1-40.00%)          60.00%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

III.  SELLERS      Bear Stearns Commercial Mortgage, Inc. ("BSCMI")

                   The Mortgage Pool includes 35 Mortgage Loans, representing 31.8% of the Initial Pool Balance that were originated by BSCMI and/or its affiliates.

                   BSCMI originates loans secured by retail, office, industrial, multifamily, self-storage and hotel properties as well as manufactured housing communities located in the United States. BSCMI and its affiliates originate and underwrite loans through four offices located throughout the United States. BSCMI loan origination and underwriting professionals are all full-time BSCMI employees.

                   Morgan Stanley Mortgage Capital Inc. ("MSMC")

                   The Mortgage Pool includes 30 Mortgage Loans, representing 29.2% of the Initial Pool Balance that were originated by or on behalf of MSMC or purchased from a third party.

                   MSMC is a subsidiary of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.

                   Wells Fargo Bank, National Association ("WF")

                   The Mortgage Pool includes 68 Mortgage Loans, representing 16.9% of the Initial Pool Balance that were originated by WF.

                   WF is a national banking association and affiliate of Wells Fargo & Company that provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. The loans originated by WF were originated through its Capital Markets Group.

                   Principal Commercial Funding, LLC ("PCF")

                   The Mortgage Pool includes 28 Mortgage Loans, representing 14.9% of the Initial Pool Balance that were originated by PCF and/or its affiliates.

                   PCF is a wholly owned subsidiary of Principal Global Investors, LLC, which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multi-family real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates.

                   John Hancock Real Estate Finance, Inc. ("JHREF")

                   The Mortgage Pool includes 14 Mortgage Loans, representing 7.3% of the Initial Pool Balance that were originated by or on behalf of JHREF and/or its affiliates.

                   JHREF is a wholly owned subsidiary of John Hancock Subsidiaries LLC, which in turn, is a wholly owned subsidiary of John Hancock Life Insurance Company. JHREF was founded in 1982 and is headquartered in Boston, Massachusetts. Each of the JHREF loans was originated and underwritten by JHREF at their headquarters in Boston, Massachusetts.

                   On September 28, 2003, John Hancock Financial Services, Inc., the parent company of John Hancock Life Insurance Company, announced its intent to merge with Manulife Corporation. The merger transaction, which is expected to close in 2004, is subject to shareholder and regulatory approvals.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

IV.  COLLATERAL DESCRIPTION

                                                          TEN LARGEST LOANS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CUT-OFF
                                                                       CUT-OFF DATE     UNITS/   LOAN PER          DATE    BALLOON
 NO.        PROPERTY NAME             CITY       STATE  PROPERTY TYPE     BALANCE         SF     UNIT/SF   DSCR     LTV      LTV
-----------------------------------------------------------------------------------------------------------------------------------
 1.  GIC Office Portfolio -       Chicago         IL       Office        $30,651,429  1,547,337    $110    2.86x   48.8%    45.6%
       AT&T Corporate Center
     GIC Office Portfolio - USG   Chicago         IL       Office        $16,380,000    928,141    $110    2.86x   48.8%    45.6%
       Building
     GIC Office Portfolio - One   San             CA       Office         $6,338,571    327,254    $110    2.86x   48.8%    45.6%
       Bush Plaza                 Francisco
     GIC Office Portfolio -       Greenwich       CT       Office         $6,094,286    595,648    $110    2.86x   48.8%    45.6%
       Greenwich American Center
     GIC Office Portfolio -       New York        NY       Office         $6,042,857    342,811    $110    2.86x   48.8%    45.6%
       Cityspire Center
     GIC Office Portfolio - 520   Seattle         WA       Office         $5,785,714    376,295    $110    2.86x   48.8%    45.6%
       Pike Tower
     GIC Office Portfolio - 595   San             CA       Office         $5,027,143    416,909    $110    2.86x   48.8%    45.6%
       Market Street              Francisco
     GIC Office Portfolio -       Bala Cynwyd     PA       Office         $3,934,286    373,745    $110    2.86x   48.8%    45.6%
       Three Bala Plaza
     GIC Office Portfolio -       Milwaukee       WI       Office         $3,240,000    473,597    $110    2.86x   48.8%    45.6%
       Plaza East
     GIC Office Portfolio - One   Bala Cynwyd     PA       Office         $2,430,000    365,282    $110    2.86x   48.8%    45.6%
       Bala Plaza
     GIC Office Portfolio - 40    New York        NY       Office         $2,082,857    284,183    $110    2.86x   48.8%    45.6%
       Broad Street
     GIC Office Portfolio - Two   Bala Cynwyd     PA       Office         $1,992,857    358,669    $110    2.86x   48.8%    45.6%
       Bala Plaza
                                                                          ----------    -------    ----    -----  ------   ------
                       SUBTOTAL:                                         $90,000,000  6,389,871    $110    2.86x   48.8%    45.6%
-----------------------------------------------------------------------------------------------------------------------------------
 2.  U.S. Bank Tower              Los Angeles     CA       Office        $65,000,000  1,421,657    $183    2.98x   59.8%    59.8%
-----------------------------------------------------------------------------------------------------------------------------------
 3.  Lakeland Square Mall         Lakeland        FL       Retail        $59,742,002    392,706    $152    1.86x   62.2%    51.7%
-----------------------------------------------------------------------------------------------------------------------------------
 4.  Trinity Centre               New York        NY       Office        $59,100,000    845,765    $116    1.94x   67.9%    62.4%
-----------------------------------------------------------------------------------------------------------------------------------
 5.  Great Hall Portfolio -       Winston-Salem   NC       Retail        $10,030,020    204,931     $58    2.75x   50.2%    50.2%
       Wal-Mart Winston-Salem
     Great Hall Portfolio -       Katy            TX       Retail         $6,392,760    131,644     $58    2.75x   50.2%    50.2%
       Lowe's Katy
     Great Hall Portfolio -       Baytown         TX       Retail         $6,098,840    125,357     $58    2.75x   50.2%    50.2%
       Lowe's Baytown
     Great Hall Portfolio -       Culver City     CA       Retail         $4,812,940     32,873     $58    2.75x   50.2%    50.2%
       Circuit City Culver City
     Great Hall Portfolio -       Highlands       CO       Retail         $3,159,640     43,480     $58    2.75x   50.2%    50.2%
       Circuit City Highlands     Ranch
     Great Hall Portfolio -       Olympia         WA       Retail         $3,159,640     35,776     $58    2.75x   50.2%    50.2%
       Circuit City Olympia
     Great Hall Portfolio -       Grand           TX       Retail         $3,086,160     64,522     $58    2.75x   50.2%    50.2%
       Kroger Grand Prairie       Prairie
                                                                          ----------     ------     ---    -----  ------   ------
                       SUBTOTAL:                                         $36,740,000    638,583     $58    2.75x   50.2%    50.2%
-----------------------------------------------------------------------------------------------------------------------------------
 6.  Pavilions I                  Scottsdale      AZ       Retail        $34,906,862    565,282     $62    1.29x   69.8%    54.6%
---- ---------------------------- ------------- ---------- --------------------------- --------- ------- -------- -------- --------
 7.  Gallup Headquarters          Omaha           NE       Office        $33,968,751    295,606    $115    1.33x   61.2%     1.5%
-----------------------------------------------------------------------------------------------------------------------------------
 8.  Galleria Plaza Shopping      Dallas          TX       Retail        $28,600,000    168,049    $170    1.88x   66.5%    55.9%
       Center
-----------------------------------------------------------------------------------------------------------------------------------
 9.  Carlisle Commons             Carlisle        PA       Retail        $21,560,000    395,374     $55    2.65x   58.3%    58.3%
-----------------------------------------------------------------------------------------------------------------------------------
10.  1101 15th Street, NW         Washington      DC       Office        $20,943,713    163,748    $128    1.41x   58.2%    49.5%
-----------------------------------------------------------------------------------------------------------------------------------
     TOTALS/WEIGHTED AVERAGES                                           $450,561,328                       2.24x   59.4%    49.8%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                       MORTGAGE    CUT-OFF DATE    % OF
                                        LOANS       BALANCE ($)    POOL
------------------------------------------------------------------------
1 - 1,000,000                             10         9,397,079      0.8
1,000,001 - 2,000,000                     33        50,390,342      4.2
2,000,001 - 3,000,000                     34        86,286,725      7.1
3,000,001 - 4,000,000                     22        77,992,500      6.4
4,000,001 - 5,000,000                     14        64,334,269      5.3
5,000,001 - 6,000,000                     11        59,063,434      4.9
6,000,001 - 7,000,000                      8        52,349,710      4.3
7,000,001 - 8,000,000                     10        76,142,284      6.3
8,000,001 - 9,000,000                      3        24,540,458      2.0
9,000,001 - 10,000,000                     2        18,458,831      1.5
10,000,001 - 15,000,000                   14       172,012,051     14.2
15,000,001 - 20,000,000                    4        69,461,398      5.7
20,000,001 - 30,000,000                    3        71,103,713      5.9
30,000,001 (greater than of equal to)      7       379,457,615     31.3
------------------------------------------------------------------------
TOTAL:                                   175     1,210,990,408    100.0
------------------------------------------------------------------------
Min: 697,454      Max: 90,000,000      Average: 6,919,945
------------------------------------------------------------------------

STATE
------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                       MORTGAGED   CUT-OFF DATE     % OF
                                       PROPERTIES   BALANCE ($)     POOL
------------------------------------------------------------------------
California - Southern                     55       287,378,698     23.7
California - Northern                     14        49,682,454      4.1
New York                                   7        89,656,024      7.4
Texas                                     13        89,253,842      7.4
Florida                                    8        80,582,600      6.7
Illinois                                   7        73,970,100      6.1
Arizona                                    8        71,388,799      5.9
New Jersey                                 9        66,919,125      5.5
Pennsylvania                               8        44,563,314      3.7
Massachusetts                              6        44,206,684      3.7
Connecticut                                8        38,238,458      3.2
Other                                     54       275,150,311     22.7
------------------------------------------------------------------------
 TOTAL:                                  197     1,210,990,408    100.0
------------------------------------------------------------------------

PROPERTY TYPE
------------------------------------------------------------------------
                                       NO. OF         AGGREGATE
                                      MORTGAGED     CUT-OFF DATE    % OF
                                      PROPERTIES     BALANCE ($)    POOL
------------------------------------------------------------------------
Retail                                    83       562,011,807     46.4
Office                                    38       387,705,354     32.0
Multifamily                               27       108,390,987      9.0
Industrial                                29        97,921,949      8.1
Self Storage                               9        21,432,835      1.8
Mixed Use                                  6        14,681,139      1.2
Hospitality                                2         9,570,828      0.8
Manufactured Housing                       2         6,884,780      0.6
Other                                      1         2,390,729      0.2
------------------------------------------------------------------------
TOTAL:                                   197     1,210,990,408    100.0
------------------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                       MORTGAGE    CUT-OFF DATE    % OF
                                        LOANS       BALANCE ($)    POOL
------------------------------------------------------------------------
<= 5.500                                  54       612,700,790     50.6
5.501 - 6.000                             61       371,673,683     30.7
6.001 - 6.500                             49       203,236,463     16.8
6.501 - 7.000                              7        12,947,937      1.1
7.001 - 7.500                              2         3,853,786      0.3
7.501 =>                                   2         6,577,750      0.5
------------------------------------------------------------------------
TOTAL:                                   175     1,210,990,408    100.0
------------------------------------------------------------------------
  Min: 4.300      Max: 8.430           Wtd Avg: 5.548
------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                       MORTGAGE    CUT-OFF DATE    % OF
                                        LOANS       BALANCE ($)    POOL
------------------------------------------------------------------------
1 - 60                                     8        97,856,852      8.1
61 - 120                                 136       939,282,534     77.6
121 - 180                                 26       155,981,732     12.9
181 - 240                                  5        17,869,290      1.5
------------------------------------------------------------------------
TOTAL:                                   175     1,210,990,408    100.0
------------------------------------------------------------------------
  Min: 60                       Max: 240             Wtd Avg: 119
------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                       MORTGAGE    CUT-OFF DATE    % OF
                                        LOANS       BALANCE ($)    POOL
------------------------------------------------------------------------
1 - 60                                     8        97,856,852      8.1
61 - 120                                 136       939,282,534     77.6
121 - 180                                 26       155,981,732     12.9
181 - 240                                  5        17,869,290      1.5
------------------------------------------------------------------------
 TOTAL:                                  175     1,210,990,408    100.0
------------------------------------------------------------------------
  Min: 49                       Max: 237             Wtd Avg: 116
------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS)
------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                       MORTGAGE    CUT-OFF DATE    % OF
                                        LOANS       BALANCE ($)    POOL
------------------------------------------------------------------------
Interest Only                             14       209,600,000     17.3
61 - 120                                   2         4,913,200      0.4
121- 180                                  23        93,606,844      7.7
181 - 240                                 12        72,082,675      6.0
241 - 300                                 44       217,406,366     18.0
301 - 360                                 80       613,381,323     50.7
------------------------------------------------------------------------
 TOTAL:                                  175     1,210,990,408    100.0
------------------------------------------------------------------------
  Non Zero Min: 120                  Max: 360    Non Zero Wtd Avg: 316
------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS)
------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                       MORTGAGE    CUT-OFF DATE    % OF
                                        LOANS       BALANCE ($)    POOL
------------------------------------------------------------------------
Interest Only                             14       209,600,000     17.3
61 - 120                                   2         4,913,200      0.4
121 - 180                                 24       127,575,594     10.5
181 - 240                                 11        38,113,924      3.1
241 - 300                                 44       217,406,366     18.0
301 - 360                                 80       613,381,323     50.7
------------------------------------------------------------------------
 TOTAL:                                  175     1,210,990,408    100.0
------------------------------------------------------------------------
 Non Zero Min: 117                   Max: 360     Non Zero Wtd Avg: 312
------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                       MORTGAGE    CUT-OFF DATE    % OF
                                        LOANS       BALANCE ($)    POOL
------------------------------------------------------------------------
<=20.0                                     3         3,171,491      0.3
20.1 - 30.0                                6        16,805,440      1.4
30.1 - 40.0                               16        59,024,160      4.9
40.1 - 50.0                               29       222,226,609     18.4
50.1 - 60.0                               47       356,142,332     29.4
60.1 - 70.0                               54       403,375,921     33.3
70.1 - 80.0                               20       150,244,454     12.4
------------------------------------------------------------------------
TOTAL:                                   175     1,210,990,408    100.0
------------------------------------------------------------------------
  Min: 10.9                     Max: 78.0         Wtd Avg: 58.3
------------------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                       MORTGAGE    CUT-OFF DATE    % OF
                                        LOANS       BALANCE ($)    POOL
------------------------------------------------------------------------
0.1 - 10.0                                27       120,890,607     10.0
10.1 - 20.0                                2         3,179,207      0.3
20.1 - 30.0                               15        64,868,393      5.4
30.1 - 40.0                               20        65,074,383      5.4
40.1 - 50.0                               43       309,924,986     25.6
50.1 - 60.0                               49       465,061,838     38.4
60.1 - 70.0                               19       181,990,993     15.0
------------------------------------------------------------------------
 TOTAL:                                  175     1,210,990,408    100.0
------------------------------------------------------------------------
  Min: 0.1                      Max: 69.4         Wtd Avg: 45.7
------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (x)
------------------------------------------------------------------------
                                        NO. OF       AGGREGATE
                                       MORTGAGE    CUT-OFF DATE    % OF
                                        LOANS       BALANCE ($)    POOL
------------------------------------------------------------------------
<= 1.20                                    5        16,189,743      1.3
1.21 - 1.30                                9        67,122,363      5.5
1.31 - 1.40                               16       115,171,624      9.5
1.41 - 1.50                               21       116,442,013      9.6
1.51 - 1.60                               19        67,256,873      5.6
1.61 - 1.70                               20       108,461,486      9.0
1.71 - 1.80                                9        26,442,013      2.2
1.81 >=                                   76       693,904,293     57.3
------------------------------------------------------------------------
 TOTAL:                                  175     1,210,990,408    100.0
------------------------------------------------------------------------
  Min: 1.14                     Max: 8.78           Wtd Avg: 2.05
------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,144,385,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-TOP13



PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

--------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions            FEB-04             FEB-05            FEB-06            FEB-07           FEB-08
--------------------------------------------------------------------------------------------------------------------
Locked Out                        100.00%            100.00%            93.22%            78.66%           77.02%
Greater of YM and 3.00%             0.00%              0.00%             0.00%             0.00%            0.33%
Greater of YM and 1.00%             0.00%              0.00%             6.78%            21.34%           21.73%
Yield Maintenance Total             0.00%              0.00%             6.78%            21.34%           22.06%
Open                                0.00%              0.00%             0.00%             0.00%            0.92%
--------------------------------------------------------------------------------------------------------------------
TOTALS                            100.00%            100.00%           100.00%           100.00%          100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,210,990,408     $1,196,009,174    $1,179,628,748    $1,161,193,307   $1,141,174,967
% Initial Pool Balance            100.00%             98.76%            97.41%            95.89%           94.23%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions            FEB-09             FEB-10            FEB-11            FEB-12           FEB-13
--------------------------------------------------------------------------------------------------------------------
Locked Out                         70.92%             70.89%             72.97%           73.05%           70.42%
Greater of YM and 3.00%             0.36%              0.36%              0.44%            0.44%            0.46%
Greater of YM and 1.00%            28.72%             28.74%             26.59%           26.51%           25.58%
Yield Maintenance Total            29.08%             29.10%             27.03%           26.95%           26.04%
Open                                0.00%              0.00%              0.00%            0.00%            3.55%
--------------------------------------------------------------------------------------------------------------------
TOTALS                            100.00%            100.00%            100.00%          100.00%          100.00%
Pool Balance Outstanding   $1,026,297,993     $1,003,184,864       $822,478,534     $798,820,832     $753,288,189
--------------------------------------------------------------------------------------------------------------------
% Initial Pool Balance             84.75%             82.84%             67.92%           65.96%           62.20%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions            FEB-14             FEB-15            FEB-16            FEB-17           FEB-18
--------------------------------------------------------------------------------------------------------------------
Locked Out                         78.94%             80.33%             82.31%           85.37%           89.98%
Greater of YM and 3.00%             0.00%              0.00%              0.00%            0.00%            0.00%
Greater of YM and 1.00%            21.06%             19.67%             17.69%           14.63%           10.02%
Yield Maintenance Total            21.06%             19.67%             17.69%           14.63%           10.02%
Open                                0.00%              0.00%              0.00%            0.00%            0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                            100.00%            100.00%            100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $100,030,571       $89,115,557        $77,749,946      $66,658,327      $54,900,012
% Initial Pool Balance              8.26%              7.36%              6.42%            5.50%            4.53%
--------------------------------------------------------------------------------------------------------------------





Notes:
(1) The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance.

(3)  DEF/YM1 loans have been modeled as Yield Maintenance.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                    THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

                          DISTRIBUTION DATE STATEMENT

                               TABLE OF CONTENTS
================================================================================

     STATEMENT SECTIONS                                               PAGE(S)
     ------------------                                               -------

     Certificate Distribution Detail                                     2
     Certificate Factor Detail                                           3
     Reconciliation Detail                                               4
     Other Required Information                                          5
     Cash Reconciliation                                                 6
     Ratings Detail                                                      7
     Current Mortgage Loan and Property Stratification Tables          8 - 10
     Mortgage Loan Detail                                               11
     Principal Prepayment Detail                                        12
     Historical Detail                                                  13
     Delinquency Loan Detail                                            14
     Specially Serviced Loan Detail                                   15 - 16
     Modified Loan Detail                                               17
     Liquidated Loan Detail                                             18

================================================================================

                                    DEPOSITOR
================================================================================

     Morgan Stanley Capital I Inc.
     1585 Broadway
     New York, NY 10036

     Contact:       General Information Number
     Phone Number:  (212) 761-4700

================================================================================

                                 MASTER SERVICER
================================================================================

     Wells Fargo Bank, N.A.
     45 Fremont Street, 2nd Floor
     investorreporting@wellsfargo.com
     San Francisco, CA 94105

     Contact:       Matilde Sanchez
     Phone Number:  (415) 222-2364

================================================================================

                                SPECIAL SERVICER
================================================================================

     ARCap Servicing, Inc.
     5605 N. MacArthur Blvd.
     Irving, TX 75038

     Contact:       Chris Crouch
     Phone Number:  (972) 580-1688 Ext 333.

================================================================================

This report has been compiled from information provided to Wells Fargo Bank, N.A. by various third parties, which may include the Master Servicer, Special Servicer and others. Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                    Page 1 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

                        CERTIFICATE DISTRIBUTION DETAIL


====================================================================================================================================
                                                                                       Realized
                                                                                         Loss/
                 Pass-                                                                Additional                          Current
                 Through  Original  Beginning   Principal      Interest   Prepayment  Trust Fund    Total      Ending  Subordination
 Class    CUSIP  Rate     Balance    Balance   Distribution  Distribution  Premium     Expenses  Distribution  Balance    Level(1)
------------------------------------------------------------------------------------------------------------------------------------
   A-1           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-2           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-3           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   A-4           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    B            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    C            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    D            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    E            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    F            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    G            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    H            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    J            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    K            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    L            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    M            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    N            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    O            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
    P            0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   R-I           0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   R-II          0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
   R-III         0.000000%   0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 Totals                      0.00      0.00        0.00          0.00        0.00        0.00       0.00        0.00       0.00
====================================================================================================================================

=======================================================================================================
                                Original  Beginning                                            Ending
                  Pass-Through  Notional   Notional    Interest     Prepayment      Total     Notional
  Class    CUSIP       Rate      Amount     Amount   Distribution     Premium   Distribution   Amount
-------------------------------------------------------------------------------------------------------
  X-1               0.000000       0.00      0.00        0.00         0.00          0.00        0.00
  X-2               0.000000       0.00      0.00        0.00         0.00          0.00        0.00
=======================================================================================================

(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending balance of the designated class and
(ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                    Page 2 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

                           CERTIFICATE FACTOR DETAIL

=========================================================================================================
                                                                              Realized Loss/
                         Beginning    Principal     Interest    Prepayment   Additional Trust   Ending
  Class        CUSIP      Balance   Distribution  Distribution    Premium     Fund Expenses     Balance
---------------------------------------------------------------------------------------------------------
   A-1                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-2                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-3                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   A-4                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    B                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    C                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    D                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    E                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    F                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    G                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    H                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    J                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    K                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    L                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    M                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    N                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    O                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
    P                   0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   R-I                  0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   R-II                 0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
   R-III                0.00000000    0.00000000   0.00000000   0.00000000       0.00000000    0.00000000
=========================================================================================================

=========================================================================
                        Beginning                                Ending
                         Notional    Interest     Prepayment    Notional
  Class      CUSIP       Amount    Distribution     Premium      Amount
-------------------------------------------------------------------------
  X-1                 0.00000000   0.00000000    0.00000000   0.00000000
  X-2                 0.00000000   0.00000000    0.00000000   0.00000000
=========================================================================

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                    Page 3 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

                             RECONCILIATION DETAIL

                         ADVANCE SUMMARY

P&I Advances Outstanding                               0.00
Master Servicing Advances Outstanding                  0.00

Reimbursements for Interest on P&I                     0.00
Advances paid from general collections

Reimbursements for Interest on Master Servicing        0.00
Advances paid from general collections

                  MASTER SERVICING FEE SUMMARY

Current Period Accrued Master Servicing Fees                     0.00
Less Master Servicing Fees on Delinquent Payments                0.00
Less Reductions to Master Servicing Fees                         0.00
Plus Master Servicing Fees on Delinquent Payments Received       0.00
Plus Adjustments for Prior Master Servicing Calculation          0.00
Total Master Servicing Fees Collected                            0.00

CERTIFICATE INTEREST RECONCILIATION

-----------------------------------------------------------------------------------------------------------------------------------
            Accrued       Net Aggregate      Distributable      Distributable      Additional                   Remaining Unpaid
Class     Certificate       Prepayment       Certificate     Certificate Interest  Trust Fund     Interest        Distributable
           Interest     Interest Shortfall     Interest           Adjustment        Expenses    Distribution   Certificate Interest
-----------------------------------------------------------------------------------------------------------------------------------
 A-1           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 A-2           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 A-3           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 A-4           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 X-1           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 X-2           0.00             0.00               0.00                0.00             0.00         0.00                0.00
  B            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  C            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  D            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  E            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  F            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  G            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  H            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  J            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  K            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  L            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  M            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  N            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  O            0.00             0.00               0.00                0.00             0.00         0.00                0.00
  P            0.00             0.00               0.00                0.00             0.00         0.00                0.00
 R-I           0.00             0.00               0.00                0.00             0.00         0.00                0.00
 R-II          0.00             0.00               0.00                0.00             0.00         0.00                0.00
 R-III         0.00             0.00               0.00                0.00             0.00         0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
Totals         0.00             0.00               0.00                0.00             0.00         0.00                0.00
===================================================================================================================================

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                   Page 4 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

                   OTHER REQUIRED INFORMATION

Available Distribution Amount                     0.00

Aggregate Number of Outstanding Loans                0
Aggregate Unpaid Principal Balance of Loans       0.00
Aggregate Stated Principal Balance of Loans       0.00


Aggregate Amount of Master Servicing Fee          0.00
Aggregate Amount of Special Servicing Fee         0.00
Aggregate Amount of Trustee Fee                   0.00
Aggregate Primary Servicing Fee                   0.00
Aggregate Paying Agent Fee                        0.00
Aggregate Trust Fund Expenses                     0.00


Additional Trust Fund Expenses/(Gains)            0.00
     Fees Paid to Special Servicer                0.00
     Interest on Advances                         0.00
     Other Expenses of Trust                      0.00

Appraisal Reduction Amount

 -----------------------------------------------------
               Appraisal    Cumulative     Most Recent
  Loan         Reduction       ASER         App. Red.
 Number        Effected       Amount          Date
 -----------------------------------------------------








 -----------------------------------------------------
 Total
 =====================================================

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                    Page 5 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

                           CASH RECONCILIATION DETAIL

--------------------------------------------------------------------------------------

TOTAL FUNDS COLLECTED

     INTEREST:

        Interest paid or advanced                                       0.00
        Interest reductions due to Non-Recoverability Determinations    0.00
        Interest Adjustments                                            0.00
        Deferred Interest                                               0.00
        Net Prepayment Interest Shortfall                               0.00
        Net Prepayment Interest Excess                                  0.00
        Extension Interest                                              0.00
        Interest Reserve Withdrawal                                     0.00
                                                                               -------
           TOTAL INTEREST COLLECTED                                               0.00

     PRINCIPAL:
        Scheduled Principal                                             0.00
        Unscheduled Principal                                           0.00
           Principal Prepayments                                        0.00
           Collection of Principal after Maturity Date                  0.00
           Recoveries from Liquidation and Insurance Proceeds           0.00
           Excess of Prior Principal Amounts paid                       0.00
           Curtailments                                                 0.00
        Negative Amortization                                           0.00
        Principal Adjustments                                           0.00
                                                                               -------
           TOTAL PRINCIPAL COLLECTED                                              0.00

     OTHER:
        Prepayment Penalties/Yield Maintenance                          0.00
        Repayment Fees                                                  0.00
        Borrower Option Extension Fees                                  0.00
        Equity Payments Received                                        0.00
        Net Swap Counterparty Payments Received                         0.00
                                                                               -------
           TOTAL OTHER COLLECTED:                                                 0.00
                                                                               -------
TOTAL FUNDS COLLECTED                                                             0.00
                                                                               =======

--------------------------------------------------------------------------------------

TOTAL FUNDS DISTRIBUTED

     FEES:

        Master Servicing Fee                                            0.00
        Trustee Fee                                                     0.00
        Certificate Adminstration Fee                                   0.00
        Insurer Fee                                                     0.00
        Miscellaneous Fee                                               0.00
                                                                               -------
           TOTAL FEES                                                            0.00

     ADDITIONAL TRUST FUND EXPENSES:
        Reimbursement for Interest on Advances                          0.00
        ASER Amount                                                     0.00
        Special Servicing Fee                                           0.00
        Rating Agency Expenses                                          0.00
        Attorney Fees & Expenses                                        0.00
        Bankruptcy Expense                                              0.00
        Taxes Imposed on Trust Fund                                     0.00
        Non-Recoverable Advances                                        0.00
        Other Expenses                                                  0.00
                                                                               -------
           TOTAL ADDITIONAL TRUST FUND EXPENSES                                  0.00

        INTEREST RESERVE DEPOSIT                                                 0.00

     PAYMENTS TO CERTIFICATEHOLDERS & OTHERS:
        Interest Distribution                                           0.00
        Principal Distribution                                          0.00
        Prepayment Penalties/Yield Maintenance                          0.00
        Borrower Option Extension Fees                                  0.00
        Equity Payments Paid                                            0.00
        Net Swap Counterparty Payments Paid                             0.00
                                                                               -------
           TOTAL PAYMENTS TO CERTIFICATEHOLDERS & OTHERS                         0.00
                                                                               -------
TOTAL FUNDS DISTRIBUTED                                                          0.00
                                                                               =======

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                    Page 6 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

                                 RATINGS DETAIL

------------------------------------------------------------------------------------
                            Original Ratings              Current Ratings (1)
Class        CUSIP     --------------------------    -------------------------------
                          Fitch   Moody's   S&P          Fitch   Moody's   S&P
------------------------------------------------------------------------------------
 A-1
 A-2
 A-3
 A-4
 X-1
 X-2
  B
  C
  D
  E
  F
  G
  H
  J
  K
  L
  M
  N
  O
  P
------------------------------------------------------------------------------------

NR  - Designates that the class was not rated by the above agency at the time of original issuance.
X   - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
N/A - Data not available this period.

1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.

Fitch, Inc.                Moody's Investors Service  Standard & Poor's Rating Services
One State Street Plaza     99 Church Street           55 Water Street
New York, New York 10004   New York, New York 10007   New York, New York 10041
(212) 908-0500             (212) 553-0300             (212) 438-2430

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                    Page 7 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                               SCHEDULED BALANCE

--------------------------------------------------------------------------------
                                          % of
   Scheduled     # of      Scheduled      Agg.      WAM              Weighted
    Balance      loans      Balance       Bal.      (2)     WAC     Avg DSCR (1)
--------------------------------------------------------------------------------















--------------------------------------------------------------------------------
   Totals
================================================================================

                                   STATE (3)

--------------------------------------------------------------------------------
                                          % of
                 # of      Scheduled      Agg.      WAM              Weighted
      State      Props.     Balance       Bal.      (2)     WAC     Avg DSCR (1)
--------------------------------------------------------------------------------















--------------------------------------------------------------------------------
   Totals
================================================================================

See footnotes on last page of this section.

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                    Page 8 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

--------------------------------------------------------------------------------

            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                          DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
                                         % of
 Debt Service       # of    Scheduled    Agg.     WAM                 Weighted
Coverage Ratio      loans     Balance    Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------


                                    NOTE RATE
--------------------------------------------------------------------------------
                                         % of
     Note           # of    Scheduled    Agg.     WAM                 Weighted
     Rate           loans     Balance    Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                                PROPERTY TYPE (3)
--------------------------------------------------------------------------------
                                         % of
                    # of    Scheduled    Agg.     WAM                 Weighted
Property Type      Props.    Balance     Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------


                                   SEASONING
--------------------------------------------------------------------------------
                                         % of
                    # of    Scheduled    Agg.     WAM                 Weighted
  Seasoning         loans     Balance    Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

See footnotes on last page of this section.

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                    Page 9 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

--------------------------------------------------------------------------------

            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

               ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)
--------------------------------------------------------------------------------
                                           % of
Anticipated Remaining   # of    Scheduled   Agg.     WAM              Weighted
    Term (2)           loans     Balance    Bal.     (2)      WAC    Avg DSCR(1)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

               REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)
--------------------------------------------------------------------------------
                                           % of
Remaining Amortization  # of    Scheduled   Agg.     WAM              Weighted
        Term           loans     Balance    Bal.     (2)      WAC    Avg DSCR(1)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                 REMAINING STATED TERM (FULLY AMORTIZING LOANS)
--------------------------------------------------------------------------------
                                         % of
Remaining Stated    # of    Scheduled    Agg.     WAM                 Weighted
    Term            loans    Balance     Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

                             AGE OF MOST RECENT NOI
--------------------------------------------------------------------------------
                                        % of
  Age of Most       # of    Scheduled    Agg.     WAM                 Weighted
  Recent NOI       loans     Balance     Bal.     (2)      WAC       Avg DSCR(1)
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
    Totals
--------------------------------------------------------------------------------

(1) Debt Service Coverage Ratios are updated periodically as new Financial Information figures become available from borrowers on an asset level. In all cases the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Trustee makes no representations as to the accuracy of the data provided for this calculation.

(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the Anticipated Repayment Date, if applicable, and the maturity date.

(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off Date balance of each property as disclosed in the offering document.

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                   Page 10 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

----------------------------------------------------------------------------------------------------------------
                                               MORTGAGE LOAN DETAIL

----------------------------------------------------------------------------------------------------------------
                                                                                  Anticipated              Neg.
 Loan              Property                      Interest    Principal   Gross     Repayment   Maturity   Amort
Number   ODCR      Type (1)    City     State     Payment     Payment    Coupon       Date       Date     (Y/N)
----------------------------------------------------------------------------------------------------------------










----------------------------------------------------------------------------------------------------------------
Totals
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
           Beginning     Ending       Paid     Appraisal    Appraisal     Res.    Mod.
 Loan      Scheduled    Scheduled     Thru     Reduction    Reduction    Strat.   Code
Number      Balance      Balance      Date        Date        Amount      (2)      (3)
---------------------------------------------------------------------------------------










---------------------------------------------------------------------------------------
Totals
---------------------------------------------------------------------------------------

                   (1) Property Type Code
                   ----------------------

MF  -  Multi-Family                     OF  -  Office
RT  -  Retail                           MU  -  Mixed Use
HC  -  Health Care                      LO  -  Lodging
IN  -  Industrial                       SS  -  Self Storage
WH  -  Warehouse                        OT  -  Other
MH  -  Mobile Home Park


                          (2) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                    10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                         Foreclosure
3 - Bankruptcy           8 - Resolved               11 - Full Payoff
4 - Extension            9 - Pending Return         12 - Reps and Warranties
5 - Note Sale                to Master Servicer     13 - Other or TBD

                              (3) Modification Code
                              ---------------------

                            1 - Maturity Date Extension
                            2 - Authorization Change
                            3 - Principal Write-Off
                            4 - Combination

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                   Page 11 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

-----------------------------------------------------------------------------------------------------------------------------

                                                  PRINCIPAL PREPAYMENT DETAIL

-----------------------------------------------------------------------------------------------------------------------------
                                         Principal Prepayment Amount                   Prepayment Penalties
                Offering Document    -------------------------------------   ------------------------------------------------
Loan Number      Cross-Reference     Payoff Amount     Curtailment Amount     Prepayment Premium     Yield Maintenance Charge
-----------------------------------------------------------------------------------------------------------------------------

















-----------------------------------------------------------------------------------------------------------------------------
  Totals
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                   Page 12 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

-----------------------------------------------------------------------------------------------------------------------------------

                                                          HISTORICAL DETAIL

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Delinquencies
-----------------------------------------------------------------------------------------------------------------------------------
Distribution        30-59 Days       60-89 Days      90 Days or More       Foreclosure            REO             Modifications
  Date              #   Balance      #   Balance       #   Balance         #   Balance         #   Balance         #   Balance
-----------------------------------------------------------------------------------------------------------------------------------















-----------------------------------------------------------------------------------------------------------------------------------

                             Prepayments                    Rate and Maturities
---------------   -------------------------------   --------------------------------
Distribution        Curtailments        Payoff       Next Weighted Avg.
  Date              #   Balance      #   Balance     Coupon      Remit          WAM
------------------------------------------------------------------------------------














-----------------------------------------------------------------------------------

Note: Foreclosure and REO Totals are excluded from the delinquencies aging categories.

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                   Page 13 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

----------------------------------------------------------------------------------------------------------------------------------

                                                      DELINQUENCY LOAN DETAIL

----------------------------------------------------------------------------------------------------------------------------------
                   Offering        # of                     Current     Outstanding   Status of    Resolution
                   Document       Months    Paid Through      P&I           P&I        Mortgage     Strategy       Servicing
Loan Number    Cross-Reference    Delinq.       Date        Advances     Advances      Loan (1)     Code (2)     Transfer Date
----------------------------------------------------------------------------------------------------------------------------------















----------------------------------------------------------------------------------------------------------------------------------
  Totals
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                              Actual      Outstanding
             Foreclosure       Loan        Servicing    Bankruptcy    REO
Loan Number     Date         Balance       Advances        Date       Date
----------------------------------------------------------------------------------















----------------------------------------------------------------------------------
  Totals
----------------------------------------------------------------------------------

                          (1) Status of Mortgage Loan
                          ---------------------------

A  -  Payments Not Received               2  -  Two Months Delinquent
      But Still in Grace Period           3  -  Three or More Months Delinquent
B  -  Late Payment But Less               4  -  Assumed Scheduled Payment
      Than 1 Month Delinquent                   (Performing Matured Loan)
0  -  Current                             7  -  Foreclosure
1  -  One Month Delinquent                9  -  REO

                          (2) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                   10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                        Foreclosure
3 - Bankruptcy           8 - Resolved              11 - Full Payoff
4 - Extension            9 - Pending Return        12 - Reps and Warranties
5 - Note Sale                to Master Servicer    13 - Other or TBD

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                   Page 14 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

-----------------------------------------------------------------------------------------------------------------------------

                                            SPECIALLY SERVICED LOAN DETAIL - PART 1

-----------------------------------------------------------------------------------------------------------------------------
                          Offering     Servicing  Resolution                                                        Net
Distribution    Loan      Document      Transfer   Strategy     Scheduled   Property          Interest  Actual   Operating
   Date        Number  Cross-Reference    Date      Code (1)     Balance    Type (2)   State    Rate    Balance   Income
-----------------------------------------------------------------------------------------------------------------------------










-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                         Remaining
Distribution   NOI                 Note     Maturity   Amortization
   Date       Date       DSCR      Date       Date         Term
--------------------------------------------------------------------










--------------------------------------------------------------------

                          (1) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                  10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                       Foreclosure
3 - Bankruptcy           8 - Resolved             11 - Full Payoff
4 - Extension            9 - Pending Return       12 - Reps and Warranties
5 - Note Sale                to Master Servicer   13 - Other or TBD

              (2) Property Type Code
              ----------------------

MF - Multi-Family             OF - Office
RT - Retail                   MU - Mixed use
HC - Health Care              LO - Lodging
IN - Industrial               SS - Self Storage
WH - Warehouse                OT - Other
MH - Mobile Home Park

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                   Page 15 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

------------------------------------------------------------------------------------------------------------------------------------

                                               SPECIALLY SERVICED LOAN DETAIL - PART 2

------------------------------------------------------------------------------------------------------------------------------------
                         Offering      Resolution     Site
Distribution   Loan       Document      Strategy   Inspection                Appraisal  Appraisal     Other REO
    Date      Number  Cross-Reference   Code (1)      Date     Phase 1 Date     Date      Value    Property Revenue     Comment
------------------------------------------------------------------------------------------------------------------------------------















------------------------------------------------------------------------------------------------------------------------------------

                          (1) Resolution Strategy Code
                          ----------------------------

1 - Modification         6 - DPO                    10 - Deed In Lieu Of
2 - Foreclosure          7 - REO                         Foreclosure
3 - Bankruptcy           8 - Resolved               11 - Full Payoff
4 - Extension            9 - Pending Return         12 - Reps and Warranties
5 - Note Sale                to Master Servicer     13 - Other or TBD

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                   Page 16 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                        MODIFIED LOAN DETAIL

------------------------------------------------------------------------------------------------------------------------------------
                   Offering
 Loan              Document      Pre-Modification
Number         Cross-Reference        Balance           Modification Date                       Modification Description
------------------------------------------------------------------------------------------------------------------------------------














------------------------------------------------------------------------------------------------------------------------------------
Totals
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                   Page 17 of 18

WELLS FARGO [LOGO]

WELLS FARGO BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
9062 OLD ANNAPOLIS ROAD
COLUMBIA, MD 21045-1951

                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-TOP13

-----------------------------------------
For Additional Information please contact
       CTSLink Customer Service
            (301) 815-6600
 Reports Available on the World Wide Web
         @ www.ctslink.com/cmbs
-----------------------------------------
PAYMENT DATE: 03/15/2004
RECORD DATE:  02/27/2004

-------------------------------------------------------------------------------------------------

                                      LIQUIDATED LOAN DETAIL

-------------------------------------------------------------------------------------------------
       Final Recovery     Offering                                               Gross Proceeds
 Loan  Determination      Document      Appraisal  Appraisal  Actual    Gross       as a % of
Number     Date       Cross-Reference     Date      Value    Balance  Proceeds   Actual Balance
-------------------------------------------------------------------------------------------------














-------------------------------------------------------------------------------------------------
  Current Total
-------------------------------------------------------------------------------------------------
Cumulative Total
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
         Aggregate        Net       Net Proceeds               Repurchased
 Loan   Liquidation   Liquidation    as a % of       Realized   by Seller
Number   Expenses*     Proceeds    Actual Balance      Loss       (Y/N)
---------------------------------------------------------------------------














---------------------------------------------------------------------------
  Current Total
---------------------------------------------------------------------------
Cumulative Total
---------------------------------------------------------------------------

* Aggregate liquidation expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).

--------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                   Page 18 of 18

                                   SCHEDULE A
                                   ----------

           Rates Used in Determination of Class X Pass-Through Rates

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         MORGAN STANLEY CAPITAL I INC.,
                                    DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     (ISSUABLE IN SERIES BY SEPARATE TRUSTS)
                                 ---------------

         Morgan Stanley Capital I Inc. will periodically offer certificates in one or more series and each series of certificates will represent beneficial ownership interests in a different trust fund.

         EACH TRUST FUND WILL CONSIST PRIMARILY OF ONE OR MORE SEGREGATED POOLS
OF:

         1)   multifamily or commercial mortgage loans;

         2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

         3) direct obligations of the United States or other governmental agencies; or

         4) any combination of the 1-3, above, as well as other property as described in the accompanying prospectus supplement.

     The certificates of any series may consist of one or more classes. A given class may:

         o provide for the accrual of interest based on fixed, variable or adjustable rates;

         o be senior or subordinate to one or more other classes in respect of distributions;

         o be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

         o be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

         o provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes;

         o    provide for sequential distributions of principal;

         o provide for distributions based on a combination of any of the foregoing characteristics; or any combination of the above.

     INVESTING IN THE CERTIFICATES OFFERED TO YOU INVOLVES RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 9 IN THIS PROSPECTUS AND ON PAGE S-33 OF THE RELATED PROSPECTUS SUPPLEMENT.

     This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series. The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities in any state where the offer or sale is not permitted.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates to be offered to you or determined if this prospectus or the accompanying prospectus supplement are truthful or complete. Any representation to the contrary is a criminal offense.

                   -------------------------------------------
                                 MORGAN STANLEY

                 The date of this Prospectus is December 9, 2003

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the certificates being offered to you is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates; and (b) the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

         o    the timing of interest and principal payments;

         o    applicable interest rates;

         o    information about the trust fund's assets;

         o    information about any credit support or cash flow agreement;

         o    the rating for each class of certificates;

         o    information regarding the nature of any subordination;

         o any circumstance in which the trust fund may be subject to early termination;

         o whether any elections will be made to treat the trust fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes;

         o    the aggregate principal amount of each class of certificates;

         o information regarding any master servicer, sub-servicer or special servicer; and

         o whether the certificates will be initially issued in definitive or book entry form.

     IF THE TERMS OF THE CERTIFICATES OFFERED TO YOU VARY BETWEEN THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. Further, you should rely only on the information contained in this prospectus and the accompanying prospectus supplement. Morgan Stanley Capital I Inc. has not authorized anyone to provide you with information that is different.

     Distributions on the certificates will be made only from the assets of the related trust fund. The certificates of each series will not be an obligation of Morgan Stanley Capital I Inc. or any of its affiliates. Neither the certificates nor any assets in the related trust fund will be insured or guaranteed by any governmental agency or instrumentality or any other person unless the related prospectus supplement so provides.

     This prospectus and the accompanying prospectus supplement include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus and the prospectus supplement identify the pages where these sections are located.

     Morgan Stanley Capital I Inc.'s principal executive office is located at 1585 Broadway, 37th Floor, New York, New York 10036, and the telephone number is
(212) 761-4000.

                    ----------------------------------------

     Until 90 days after the date of each prospectus supplement, all dealers that buy, sell or trade the certificates offered by that prospectus supplement, whether or not participating in the offering, may be required to deliver a prospectus supplement and this prospectus. This is in addition to the dealers' obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                TABLE OF CONTENTS


                                                                                                                PAGE
Important Notice About Information Presented In This Prospectus And The Accompanying Prospectus Supplement.......II
Summary Of Prospectus.............................................................................................1
Risk Factors......................................................................................................9
Description Of The Trust Funds...................................................................................23
     Assets......................................................................................................23
     Mortgage Loans..............................................................................................23
     Mortgage Backed Securities..................................................................................28
     Government Securities.......................................................................................29
     Accounts....................................................................................................29
     Credit Support..............................................................................................29
     Cash Flow Agreements........................................................................................30
Use Of Proceeds..................................................................................................30
Yield Considerations.............................................................................................30
     General.....................................................................................................30
     Pass-Through Rate...........................................................................................30
     Timing of Payment of Interest...............................................................................31
     Payments of Principal; Prepayments..........................................................................31
     Prepayments--Maturity and Weighted Average Life.............................................................32
     Other Factors Affecting Weighted Average Life...............................................................33
The Depositor....................................................................................................33
Description Of The Certificates..................................................................................34
     General.....................................................................................................34
     Distributions...............................................................................................34
     Available Distribution Amount...............................................................................35
     Distributions of Interest on the Certificates...............................................................35
     Distributions of Principal of the Certificates..............................................................36
     Components..................................................................................................36
     Distributions on the Certificates of Prepayment Premiums or in Respect of Equity Participations.............37
     Allocation of Losses and Shortfalls.........................................................................37
     Advances in Respect of Delinquencies........................................................................37
     Reports to Certificateholders...............................................................................38
     Termination.................................................................................................40
     Book-Entry Registration and Definitive Certificates.........................................................41
Description Of The Agreements....................................................................................42
     Assignment of Assets; Repurchases...........................................................................42
     Representations and Warranties; Repurchases.................................................................44
     Certificate Account and Other Collection Accounts...........................................................45
     Collection and Other Servicing Procedures...................................................................48
     Subservicers................................................................................................49
     Special Servicers...........................................................................................50
     Realization Upon Defaulted Whole Loans......................................................................50
     Hazard Insurance Policies...................................................................................52
     Rental Interruption Insurance Policy........................................................................53
     Fidelity Bonds and Errors and Omissions Insurance...........................................................54
     Due-on-Sale and Due-on-Encumbrance Provisions...............................................................54
     Retained Interest; Servicing Compensation and Payment of Expenses...........................................54
     Evidence as to Compliance...................................................................................55
     Matters Regarding a Master Servicer and the Depositor.......................................................55
     Events of Default...........................................................................................56
     Rights Upon Event of Default................................................................................57


                                      -i-

     Amendment...................................................................................................57
     The Trustee.................................................................................................58
     Duties of the Trustee.......................................................................................58
     Matters Regarding the Trustee...............................................................................58
     Resignation and Removal of the Trustee......................................................................59
Description Of Credit Support....................................................................................59
     General.....................................................................................................59
     Subordinate Certificates....................................................................................60
     Cross-Support Provisions....................................................................................60
     Insurance or Guarantees for the Whole Loans.................................................................60
     Letter of Credit............................................................................................61
     Insurance Policies and Surety Bonds.........................................................................61
     Reserve Funds...............................................................................................61
     Credit Support for MBS......................................................................................62
Legal Aspects Of The Mortgage Loans And The Leases...............................................................62
     General.....................................................................................................62
     Types of Mortgage Instruments...............................................................................62
     Interest in Real Property...................................................................................63
     Leases and Rents............................................................................................63
     Personalty..................................................................................................64
     Foreclosure.................................................................................................64
     Bankruptcy Laws.............................................................................................68
     Junior Mortgages; Rights of Senior Lenders or Beneficiaries.................................................71
     Environmental Legislation...................................................................................72
     Due-on-Sale and Due-on-Encumbrance..........................................................................74
     Subordinate Financing.......................................................................................75
     Default Interest, Prepayment Premiums and Prepayments.......................................................75
     Acceleration on Default.....................................................................................75
     Applicability of Usury Laws.................................................................................75
     Laws and Regulations; Types of Mortgaged Properties.........................................................76
     Americans With Disabilities Act.............................................................................76
     Soldiers' and Sailors' Civil Relief Act of 1940.............................................................77
     Forfeitures in Drug and RICO Proceedings....................................................................77
Federal Income Tax Consequences..................................................................................77
     General.....................................................................................................77
     Grantor Trust Funds.........................................................................................78
     REMICs......................................................................................................86
     Prohibited Transactions and Other Taxes....................................................................100
     Liquidation and Termination................................................................................100
     Administrative Matters.....................................................................................101
     Tax-Exempt Investors.......................................................................................101
     Residual Certificate Payments--Non-U.S. Persons............................................................101
     Tax Related Restrictions on Transfers of REMIC Residual Certificates.......................................102
State Tax Considerations........................................................................................104
ERISA Considerations............................................................................................104
     General....................................................................................................104
     Prohibited Transactions....................................................................................105
     Review by Plan Fiduciaries.................................................................................107
Legal Investment................................................................................................107
Plan Of Distribution............................................................................................109
Legal Matters...................................................................................................110
Financial Information...........................................................................................110
Rating..........................................................................................................110
Incorporation Of Information By Reference.......................................................................111
Glossary Of Terms...............................................................................................112

                              SUMMARY OF PROSPECTUS

This summary highlights selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF AN OFFERING OF CERTIFICATES, READ THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT CAREFULLY.

                                WHAT YOU WILL OWN

TITLE OF CERTIFICATES.....................Mortgage Pass-Through Certificates, issuable in series.

MORTGAGE POOL.............................Each trust fund will consist primarily of one or more segregated pools of:

                                          (1)  multifamily or commercial mortgage loans;

                                          (2)  mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

                                          (3)  direct obligations of the United States or other governmental agencies;
                                               or

                                          (4)  any combination of 1-3 above, as well as other property as described in the accompanying prospectus supplement.

                                          as to some or all of the mortgage loans, assignments of the leases of the related mortgaged properties or assignments of the rental payments due under those leases.

                                          Each trust fund for a series of certificates may also include:

                                          o    letters of credit, insurance policies, guarantees, reserve funds or other types of credit support; and

                                          o    currency or interest rate exchange agreements and other financial assets.

                           RELEVANT PARTIES AND DATES

ISSUER....................................Morgan Stanley Capital I 200__-__ Trust.

DEPOSITOR.................................Morgan Stanley Capital I Inc., a wholly-owned subsidiary of Morgan Stanley.

MASTER SERVICER...........................The master servicer, if any, for each series of certificates will be named in the related prospectus supplement. The master servicer may be an affiliate of
                                          Morgan Stanley Capital I Inc.

SPECIAL SERVICER..........................The special servicer, if any, for each series of certificates will be named, or the circumstances in accordance with which a special servicer will be appointed will be described, in the related prospectus supplement. The special servicer may be an affiliate of Morgan Stanley Capital I Inc.

TRUSTEE...................................The  trustee for each  series of  certificates  will be named in the related prospectus supplement.

ORIGINATOR................................The originator or originators of the mortgage loans will be named in the related prospectus supplement. An originator may be an affiliate of Morgan
                                          Stanley Capital I Inc. Morgan Stanley Capital I Inc. will purchase the mortgage loans or the mortgage backed securities or both, on or before the issuance of the related series of certificates.

                         INFORMATION ABOUT THE MORTGAGE POOL

THE TRUST FUND ASSETS.....................Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of:

         (a) MORTGAGE ASSETS..............The mortgage loans and the mortgage backed securities, or one or the other, with respect to each series of certificates will consist of a pool of:

                                          o    multifamily or commercial mortgage loans or both;

                                          o    mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by mortgage loans; or

                                          o    a combination of mortgage loans and mortgage backed securities.

                                          The mortgage loans will not be guaranteed or insured by:

                                          o    Morgan Stanley Capital I Inc. or any of its affiliates; or

                                          o    unless the prospectus supplement so provides, any governmental agency or instrumentality or other person.

                                          The mortgage loans will be secured by first liens or junior liens on, or security interests in:

                                          o    residential properties consisting of five or more rental or cooperatively-owned dwelling units; or

                                          o    office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health-care related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use commercial properties or other types of commercial properties.

                                          Unless otherwise provided in the prospectus supplement, the mortgage loans:

                                          o    will be secured by properties located in any of the fifty states, the
                                               District of Columbia or the Commonwealth of Puerto Rico;

                                          o    will have individual principal balances at origination of at least
                                               $25,000;

                                          o    will have original terms to maturity of not more than 40 years; and

                                          o    will be originated by persons other than Morgan Stanley Capital I Inc.

                                          Each mortgage loan may provide for the following payment terms:

                                          o    Each mortgage loan may provide for no accrual of interest or for accrual of interest at a fixed or adjustable rate or at a rate that may be converted from adjustable to fixed, or vice versa, from time to



                                     -2-


                                               time at the borrower's election. Adjustable mortgage rates may be based on one or more indices.

                                          o    Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the interest rate or to reflect the occurrence of certain events.

                                          o    Each mortgage loan may provide for negative amortization or accelerated amortization.

                                          o    Each mortgage loan may be fully amortizing or require a balloon payment due on the loan's stated maturity date.

                                          o    Each mortgage loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment.

                                          o    Each mortgage loan may provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at another interval as specified in the related prospectus supplement.

         (b) GOVERNMENT SECURITIES........If the related prospectus supplement so specifies, the trust fund may include direct obligations of the United States, agencies of the United States or agencies created by government entities which provide for payment of interest or principal or both.

         (c) COLLECTION ACCOUNTS..........Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders. The person(s) designated in the related prospectus supplement will, to the extent described in this prospectus and the prospectus supplement, deposit into this account all payments and collections received or advanced with respect to the trust fund's assets. The collection account may be either interest bearing or non-interest bearing, and funds may be held in the account as cash or invested in short-term, investment grade obligations.

         (d) CREDIT SUPPORT...............If the related prospectus supplement so specifies, one or more classes of certificates may be provided with partial or full protection against certain defaults and losses on a trust fund's mortgage loans and mortgage backed securities.

                                          This protection may be provided by one or more of the following means:

                                          o   subordination of one or more other classes of certificates,

                                          o   letter of credit,

                                          o   insurance policy,

                                          o   guarantee,

                                          o   reserve fund or

                                          o   another type of credit support, or a combination thereof.

                                          The related prospectus supplement will describe the amount and types of credit support, the entity providing the credit support, if applicable, and



                                     -3-


                                          related information. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any similar forms of credit support applicable to those mortgage backed securities.

         (e) CASH FLOW AGREEMENTS.........If the related prospectus supplement so provides, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the collection accounts will be invested at a specified rate. The trust fund also may include agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the trust fund's assets or on one or more classes of certificates.

                                          Agreements of this sort may include:

                                          o   interest rate exchange agreements,

                                          o   interest rate cap or floor agreements,

                                          o    currency exchange agreements or similar agreements. Currency exchange agreements might be included in a trust fund if some or all of the mortgage loans or mortgage backed securities, such as mortgage loans secured by mortgaged properties located outside the United States, are denominated in a non-United States currency.

                                          The related prospectus supplement will describe the principal terms of any guaranteed investment contract or other agreement and provide information with respect to the obligor. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any guaranteed investment contract or other agreements applicable to those mortgage backed securities.

DISTRIBUTIONS ON CERTIFICATES.............Each series of certificates will have the following characteristics:

                                          o    if the certificates evidence an interest in a trust fund that includes mortgage loans, the certificates will be issued pursuant to a pooling agreement;

                                          o    if the certificates evidence an interest in a trust fund that does not include mortgage loans, the certificates will be issued pursuant to a trust agreement;

                                          o    each series of certificates will include one or more classes of certificates;

                                          o    each series of certificates, including any class or classes not offered by this prospectus, will represent, in the aggregate, the entire beneficial ownership interest in the related trust fund;

                                          o    each class of certificates being offered to you, other than certain stripped interest certificates, will have a stated principal amount;

                                          o    each class of certificates being offered to you, other than certain stripped principal certificates, will accrue interest based on a fixed, variable or adjustable interest rate.

                                          The related prospectus supplement will specify the principal amount, if any, and the interest rate, if any, for each class of certificates. In the case of a variable or adjustable interest rate, the related prospectus supplement will specify the method for determining the rate.



                                     -4-

                                          The certificates will not be guaranteed or insured by Morgan Stanley Capital I
                                          Inc. or any of its affiliates. The certificates also will not be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless the related prospectus supplement so provides.


         (a) INTEREST.....................Each class of  certificates  offered to you,  other than stripped  principal certificates  and certain classes of stripped  interest  certificates,  will accrue  interest  at  the  rate  indicated  in  the  prospectus  supplement.
                                          Interest will be  distributed  to you as provided in the related  prospectus supplement.

                                          Interest distributions:

                                          o    on stripped interest certificates may be made on the basis of the notional amount for that class, as described in the related prospectus supplement;

                                          o    may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies described in this prospectus and the related prospectus supplement.

         (b) PRINCIPAL....................The certificates of each series initially will have an aggregate principal balance no greater than the outstanding principal balance of the trust fund's assets as of the close of business on the first day of the month during which the trust fund is formed, after application of scheduled payments due on or before that date, whether or not received. The related prospectus supplement may provide that the principal balance of the trust fund's assets will be determined as of a different date. The principal balance of a certificate at a given time represents the maximum amount that the holder is then entitled to receive of principal from future cash flow on the assets in the related trust fund.

                                          Unless the prospectus supplement provides otherwise, distributions of principal:

                                          o    will be made on each distribution date to the holders of the class or classes of certificates entitled to principal distributions, until the principal balances of those certificates have been reduced to zero; and

                                          o    will be made on a pro rata basis among all of the certificates of a given class or by random selection, as described in the prospectus supplement or otherwise established by the trustee.

                                          Stripped interest or interest-only certificates will not have a principal balance and will not receive distributions of principal.

ADVANCES..................................Unless the related prospectus  supplement otherwise provides, if a scheduled payment on a mortgage loan is delinquent and the master servicer  determines that an advance  would be  recoverable,  the master  servicer  will, in most cases,  be  required  to  advance  the  shortfall.  Neither  Morgan  Stanley
                                          Capital I Inc. nor any of its  affiliates  will have any  responsibility  to make those advances.



                                     -5-


                                          The master servicer:

                                          o    will be reimbursed for advances from subsequent recoveries from the delinquent mortgage loan or from other sources, as described in this prospectus and the related prospectus supplement; and

                                          o    will be entitled to interest on advances, if specified in the related prospectus supplement.

                                          If a particular trust fund includes mortgage backed securities, the prospectus supplement will describe any advance obligations applicable to those mortgage backed securities.

TERMINATION...............................The related prospectus supplement may provide for the optional early termination of the series of certificates through repurchase of the trust fund's assets by a specified party, under specified circumstances.

                                          The related prospectus supplement may provide for the early termination of the series of certificates in various ways including:

                                          o    optional early termination where a party identified in the prospectus supplement could repurchase the trust fund assets pursuant to circumstances specified in the prospectus supplement;

                                          o    termination through the solicitation of bids for the sale of all or a portion of the trust fund assets in the event the principal amount of a specified class or classes declines by a specified percentage amount on or after a specified date.

REGISTRATION OF CERTIFICATES..............If the related  prospectus  supplement  so provides,  one or more classes of the  certificates  being offered to you will initially be represented by one or more  certificates  registered  in the name of Cede & Co., as the nominee of Depository  Trust Company.  If the certificate you purchase is registered in the name of Cede & Co.,  you will not be entitled to receive a definitive certificate,  except  under  the  limited  circumstances  described  in this prospectus.

TAX STATUS OF THE CERTIFICATES............The certificates of each series will constitute either:
                                                                                          ------
                                          o    regular interests and residual interests in a trust treated as a real estate mortgage investment conduit--known as a REMIC--under Sections 860A through 860G of the Internal Revenue Code; or
                                                                                          --
                                          o    interests in a trust treated as a grantor trust under applicable provisions of the Internal Revenue Code.

         (a) REMIC........................The regular certificates of the REMIC generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes. Some of the regular certificates of the REMIC may be issued with original issue discount for federal income tax purposes.

                                          A portion or, in certain cases, all of the income from REMIC residual certificates:

                                          o    may not be offset by any losses from other activities of the holder of those certificates;



                                     -6-

                                          o    may be treated as unrelated business taxable income for holders of the residual certificates of the REMIC that are subject to tax on unrelated business taxable income, as defined in Section 511 of the Internal
                                               Revenue Code; and

                                          o    may be subject to U.S. withholding tax.

                                          To the extent described in this prospectus and the related prospectus supplement, the certificates offered to you will be treated as:

                                          o    assets described in section 7701(a)(19)(C) of the Internal Revenue Code;
                                               and

                                          o    "real estate assets" within the meaning of section 856(c)(5)(B) of the
                                               Internal Revenue Code.

         (b) GRANTOR TRUST................If no election is made to treat the trust fund relating to a series of certificates as a REMIC, the trust fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes. If the trust fund is a grantor trust, you will be treated as an owner of an undivided pro rata interest in the mortgage pool or pool of securities and any other assets held by the trust fund. In certain cases the certificates may represent interests in a portion of a trust fund as to which one or more REMIC elections, as described above, are also made.

                                          Investors are advised to consult their tax advisors and to review "Federal
                                          Income Tax Consequences" in this prospectus and the related prospectus supplement.

ERISA CONSIDERATIONS......................If you are subject to Title I of the Employee Retirement Income Security Act
                                          of 1974, as amended--also known as ERISA, or Section 4975 of the Internal
                                          Revenue Code, you should carefully review with your legal advisors whether the purchase or holding of certificates could give rise to a transaction that is prohibited or is not otherwise permissible under either statute.

                                          In general, the related prospectus supplement will specify that some of the classes of certificates may not be transferred unless the trustee and Morgan
                                          Stanley Capital I Inc. receive a letter of representations or an opinion of counsel to the effect that:

                                          o    the transfer will not result in a violation of the prohibited transaction provisions of ERISA or the Internal Revenue Code;

                                          o    the transfer will not cause the assets of the trust fund to be deemed
                                               "plan assets" for purposes of ERISA or the Internal Revenue Code; and

                                          o    the transfer will not subject any of the trustee, Morgan Stanley Capital
                                               I Inc. or any servicer to additional obligations.

LEGAL INVESTMENT..........................The related prospectus supplement will specify whether any classes of the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.
                                          If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the



                                     -7-

                                          offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and the sale of the offered certificates.

RATING....................................At the date of issuance, each class of certificates of each series that are offered to you will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies.

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. In particular, the timing and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below under Risk Factors, together with those described in the related prospectus supplement under Risk Factors, summarize the material risks relating to your certificates.

THE LACK OF A SECONDARY
MARKET MAY MAKE IT DIFFICULT
FOR YOU TO RESELL
YOUR CERTIFICATES                       Secondary market considerations may make your certificates difficult to resell or less valuable than you anticipated for a variety of reasons, including:

                                        o    there may not be a secondary market for the certificates;

                                        o    if a secondary market develops, we cannot assure you that it will continue or will provide you with the liquidity of investment you may have anticipated. Lack of liquidity could result in a substantial decrease in the market value of your certificates;

                                        o    the market value of your certificates will fluctuate with changes in interest rates;

                                        o    the secondary market for certificates backed by residential mortgages may be more liquid than the secondary market for certificates backed by multifamily and commercial mortgages so if your liquidity assumptions were based on the secondary market for certificates backed by residential mortgages, your assumptions may not be correct;

                                        o    certificateholders have no redemption rights; and

                                        o    secondary market purchasers are limited to this prospectus, the related prospectus supplement and to the reports delivered to certificateholders for information concerning the certificates.

                                        Morgan Stanley & Co. Incorporated currently expects to make a secondary market in your certificates, but it has no obligation to do so.

THE TRUST FUND'S ASSETS MAY BE
INSUFFICIENT TO ALLOW FOR
REPAYMENT IN FULL ON YOUR
CERTIFICATES                            Unless the related prospectus supplement so specifies, the sole source of payment on your certificates will be proceeds from the assets included in the trust fund for each series of certificates and any form of credit enhancement specified in the related prospectus supplement. You will not have any claim against, or security interest in, the trust fund for any other series. In addition, in general, there is no recourse to Morgan Stanley Capital I Inc. or any other entity, and neither the certificates nor the underlying mortgage loans are guaranteed or insured by any governmental agency or instrumentality or any other entity. Therefore, if the trust fund's assets are insufficient to pay you your



                                     -9-


                                        expected return, in most situations you will not receive payment from any other source. Exceptions include:

                                        o    loan repurchase obligations in connection with a breach of certain of the representations and warranties; and

                                        o    advances on delinquent loans, to the extent the master servicer deems the advance will be recoverable.

                                        Because some of the representations and warranties with respect to the mortgage loans or mortgage backed securities may have been made or assigned in connection with transfers of the mortgage loans or mortgage backed securities prior to the closing date, the rights of the trustee and the certificateholders with respect to those representations or warranties will be limited to their rights as assignees. Unless the related prospectus supplement so specifies, neither Morgan
                                        Stanley Capital I Inc., the master servicer nor any affiliate thereof will have any obligation with respect to representations or warranties made by any other entity.

                                        There may be accounts, as described in the related prospectus supplement, maintained as credit support. The amounts in these accounts may be withdrawn, under conditions described in the related prospectus supplement. Any withdrawn amounts will not be available for the future payment of principal or interest on the certificates.

                                        If a series of certificates consists of one or more classes of subordinate certificates, the amount of any losses or shortfalls in collections of assets on any distribution date will be borne first by one or more classes of the subordinate certificates, as described in the related prospectus supplement.
                                        Thereafter, those losses or shortfalls will be borne by the remaining classes of certificates, in the priority and manner and subject to the limitations specified in the related prospectus supplement.

PREPAYMENTS AND REPURCHASES
MAY REDUCE THE YIELD ON YOUR
CERTIFICATES                            The yield on your certificates may be reduced by prepayments on the mortgage loans or mortgage backed securities because prepayments affect the average life of the certificates. Prepayments can be voluntary, if permitted, and involuntary, such as prepayments resulting from casualty or condemnation, defaults and liquidations or repurchases upon breaches of representations and warranties. The investment performance of your certificates may vary materially and adversely from your expectation if the actual rate of prepayment is higher or lower than you anticipated.

                                        Voluntary prepayments may require the payment of a yield maintenance or prepayment premium. Nevertheless, we cannot assure you that the existence of the prepayment premium will cause a borrower to refrain from prepaying its mortgage loan nor can we assure you of the rate at which prepayments will occur. Morgan
                                        Stanley Mortgage Capital Inc., under certain circumstances, may be required to repurchase a mortgage loan from the trust fund if there has been a breach of a representation or warranty. The repurchase price paid will be passed through to you, as a certificateholder, with the same effect as if the mortgage loan had been prepaid in part or in full, except that no prepayment premium or yield maintenance charge would be payable.



                                     -10-


                                        Such a repurchase may therefore adversely affect the yield to maturity on your certificates.

                                        In a pool of mortgage loans, the rate of prepayment is unpredictable as it is influenced by a variety of factors including:

                                        o    the terms of the mortgage loans;

                                        o    the length of any prepayment lockout period;

                                        o    the prevailing interest rates;

                                        o    the availability of mortgage credit;

                                        o    the applicable yield maintenance charges or prepayment premiums;

                                        o    the servicer's ability to enforce those yield maintenance charges or prepayment premiums;

                                        o    the occurrence of casualties or natural disasters; and

                                        o    economic, demographic, tax, legal or other factors.

                                        There can be no assurance that the rate of prepayments will conform to any model described in this prospectus or in the related prospectus supplement.

                                        Some of the certificates may be more sensitive to prepayments than other certificates and in certain cases, the certificateholder holding these certificates may fail to recoup its original investment. You should carefully consider the specific characteristics of the certificates you purchase, as well as your investment approach and strategy. For instance, if you purchase a certificate at a premium, a prepayment may reduce the stream of interest payments you are entitled to receive on your certificate and your actual yield may be lower than your anticipated yield. Similarly, if you purchase a certificate which provides for the payment of interest only, or a certificate which provides for the payment of interest only after the occurrence of certain events, such as the retirement of one or more other classes of certificates of a series, you will probably be extremely sensitive to prepayments because a prepayment may reduce the stream of interest payments you are entitled to receive on your certificate.

IF PREPAYMENT PREMIUMS ARE
NOT ENFORCED, YOUR CERTIFICATES
MAY BE ADVERSELY AFFECTED               The yield on your certificates may be less than anticipated because the prepayment premium or yield maintenance required under certain prepayment scenarios may not be enforceable in some states or under federal bankruptcy laws.

                                        o    Some courts may consider the prepayment premium to be usurious.

                                        o    Even if the prepayment premium is enforceable, we cannot assure you that foreclosure proceeds will be sufficient to pay the prepayment premium.



                                     -11-

                                        o    Although the collateral substitution provisions related to defeasance are not suppose to be treated as a prepayment and should not affect your certificates, we cannot assure you that a court will not interpret the defeasance provisions as requiring a prepayment premium; nor can we assure you that if it is treated as a prepayment premium, the court will find the defeasance income stream enforceable.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY ADVERSELY
AFFECT PAYMENT ON YOUR CERTIFICATES     As principal payments or prepayments are made on a mortgage loan, the mortgage pool will be exposed to concentration risks with respect to the diversity of mortgaged properties, types of mortgaged properties and number of borrowers.
                                        Classes that have a later sequential designation or a lower payment priority are more likely to be exposed to these concentration risks than are classes with an earlier sequential designation or higher priority. This is so because principal on the certificates will be payable in sequential order, and no class entitled to a distribution of principal will receive its principal until the principal amount of the preceding class or classes entitled to receive principal have been reduced to zero.

RATINGS DO NOT GUARANTY
PAYMENT                                 Any rating assigned by a rating agency to a class of certificates reflects the rating agency's assessment of the likelihood that holders of the class of certificates will receive the payments to which they are entitled.

                                        o    The ratings do not assess the likelihood that you will receive timely payments on your certificates.

                                        o    The ratings do not assess the likelihood of prepayments, including those caused by defaults.

                                        o    The ratings do not assess the likelihood of early optional termination of the certificates.

                                        Each rating agency rating classes of a particular series will determine the amount, type and nature of credit support required for that series. This determination may be based on an actuarial analysis of the behavior of mortgage loans in a larger group taking into account the appraised value of the real estate and the commercial and multifamily real estate market.

                                        o    We cannot assure you that the historical data supporting the actuarial analysis will accurately reflect or predict the rate of delinquency, foreclosure or loss that will be experienced by the mortgage loans in a particular series.

                                        o    We cannot assure you that the appraised value of any property securing a mortgage loan in a particular series will remain stable throughout the life of your certificate.

                                        o    We cannot assure you that the real estate market will not experience an overall decline in property values nor can we assure you that the outstanding balance of any mortgage loan in a



                                     -12-


                                             particular series will always be less than the market value of the property securing the mortgage loan.

RATINGS DO NOT GUARANTY VALUE           If one or more rating agencies downgrade certificates of a series, your certificate will decrease in value. Because none of Morgan Stanley Capital I
                                        Inc., the seller, the master servicer, the trustee or any affiliate has any obligation to maintain a rating of a class of certificates, you will have no recourse if your certificate decreases in value.

CASH FLOW FROM THE PROPERTIES
MAY BE VOLATILE AND INSUFFICIENT
TO ALLOW TIMELY PAYMENT ON
YOUR CERTIFICATES                       Repayment of a commercial or multifamily mortgage loan is dependent on the income produced by the property. Therefore, the borrower's ability to repay a mortgage loan depends primarily on the successful operation of the property and the net operating income derived from the property. Net operating income can be volatile and may be adversely affected by factors such as:

                                        o    economic conditions causing plant closings or industry slowdowns;

                                        o    an oversupply of available retail space, office space or multifamily housing;

                                        o    changes in consumer tastes and preferences;

                                        o    decrease in consumer confidence;

                                        o    retroactive changes in building codes;

                                        o    the age, design and construction quality of the property, including perceptions regarding the attractiveness, convenience or safety of the property;

                                        o    the age, design, construction quality and proximity of competing properties;

                                        o    increases in operating expenses due to external factors such as increases in heating or electricity costs;

                                        o    increases in operating expenses due to maintenance or improvements required at the property;

                                        o    a decline in the financial condition of a major tenant;

                                        o    a decline in rental rates as leases are renewed or entered into with new tenants;

                                        o    the concentration of a particular business type in a building;

                                        o    the length of tenant leases;

                                        o    the creditworthiness of tenants; and

                                        o    the property's "operating leverage."



                                     -13-

                                        Operating leverage refers to the percentage of total property expenses in relation to revenue, the ratio of fixed operating expenses to those that vary with revenue and the level of capital expenditures required to maintain the property and retain or replace tenants.

                                        If a commercial property is designed for a specific tenant, net operating income may be adversely affected if that tenant defaults under its obligations because properties designed for a specific tenant often require substantial renovation before it is suitable for a new tenant. As a result, the proceeds from liquidating this type of property following foreclosure might be insufficient to cover the principal and interest due under the loan.

                                        It is anticipated that a substantial portion of the mortgage loans included in any trust fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. Therefore, if a borrower defaults, recourse may be had only against the specific property and any other assets that have been pledged to secure the related mortgage loan.

PROPERTY VALUE MAY BE
ADVERSELY AFFECTED EVEN WHEN
THERE IS NO CHANGE IN CURRENT
OPERATING INCOME                        Various factors may adversely affect the value of the mortgaged properties without affecting the properties' current net operating income. These factors include among others:

                                        o    changes in governmental regulations, fiscal policy, zoning or tax laws;

                                        o    potential environmental legislation or liabilities or other legal liabilities;

                                        o    the availability of refinancing; and

                                        o    changes in interest rate levels or yields required by investors in income producing commercial properties.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT

                                        The successful operation of a real estate project depends upon the property manager's performance and viability. The property manager is responsible for:

                                        o    responding to changes in the local market;

                                        o    planning and implementing the rental structure;

                                        o    operating the property and providing building services;

                                        o    managing operating expenses; and

                                        o    assuring that maintenance and capital improvements are carried out in a timely fashion.

                                        A good property manager, by controlling costs, providing appropriate service to tenants and seeing to the maintenance of improvements, can improve cash flow, reduce vacancy, leasing and repair costs and



                                                          -14-

                                        preserve building value. On the other hand, management errors can, in some cases, impair short-term cash flow and the long term viability of an income producing property. Properties deriving revenues primarily from short-term sources are generally more management intensive than properties leased to creditworthy tenants under long-term leases.

                                        Morgan Stanley Capital I Inc. makes no representation or warranty as to the skills of any present or future managers. Additionally, Morgan Stanley Capital I
                                        Inc. cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.

YOU SHOULD CONSIDER THE
NUMBER OF MORTGAGE
LOANS IN THE POOL                       Assuming pools of equal aggregate unpaid principal balances, the concentration of default, foreclosure and loss in a trust fund containing fewer mortgage loans will generally be higher than that in trust fund containing more mortgage loans.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED               Payments under the mortgage loans are generally not insured or guaranteed by any person or entity.

                                        In general, the borrowers under the mortgage loans will be entities created to own or purchase the related commercial property. The borrowers are set up this way, in significant part, to isolate the property from the debts and liabilities of the person creating the entity. Unless otherwise specified, the loan will represent a nonrecourse obligation of the related borrower secured by the lien of the related mortgage and the related lease assignments. Even if the loan is recourse, the borrower generally will not have any significant assets other than the property or properties and the related leases, which will be pledged to the trustee. Therefore, payments on the loans and, in turn, payments of principal and interest on your certificates, will depend primarily or solely on rental payments by the lessees. Those rental payments will, in turn, depend on continued occupancy by, or the creditworthiness of, those lessees. Both continued occupancy and creditworthiness may be adversely affected by a general economic downturn or an adverse change in the lessees' financial conditions.

BORROWER MAY BE UNABLE TO
REPAY THE REMAINING PRINCIPAL
BALANCE ON ITS MATURITY DATE
WHICH WOULD ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES            Some of the mortgage loans may not be fully amortizing over their terms to maturity and will require substantial principal payments--i.e., balloon payments--at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because a borrower's ability to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the mortgaged property. However, refinancing a loan or selling the property will be affected by a number of factors, including:

                                        o    interest rates;

                                        o    the borrower's equity in the property;



                                     -15-

                                        o    the financial condition and operating history of the borrower and the property;

                                        o    tax laws;

                                        o    renewability of operating licenses;

                                        o    prevailing economic conditions and the availability of credit for commercial and multifamily properties;

                                        o    with respect to certain multifamily properties and mobile home parks, rent control laws; and

                                        o    with respect to hospitals, nursing homes and convalescent homes, reimbursement rates from private and public coverage providers.

YOUR CERTIFICATES WILL BEAR
LOSSES IF INSUFFICIENT FUNDS ARE
AVAILABLE TO SATISFY ANY JUNIOR
MORTGAGE LOANS                          If the prospectus supplement so specifies, some of the mortgage loans may be secured primarily by junior mortgages. In the event of a liquidation, satisfaction of a mortgage loan secured by a junior mortgage will be subordinate to the satisfaction of the related senior mortgage loan. If the proceeds are insufficient to satisfy the junior mortgage and the related senior mortgage, the junior mortgage loan in the trust fund would suffer a loss and the class of certificate you own may bear that loss. Therefore, any risks of deficiencies associated with first mortgage loans will be even greater in the case of junior mortgage loans. See "--Risks Factors."

OBLIGOR DEFAULT MAY ADVERSELY
AFFECT PAYMENT ON YOUR CERTIFICATES     If the related prospectus supplement so specifies, a master servicer, a sub-servicer or a special servicer will be permitted, within prescribed parameters, to extend and modify whole loans that are in default or as to which a payment default is imminent. Any ability to extend or modify may apply, in particular, to whole loans with balloon payments. In addition, a master servicer, a sub-servicer or a special servicer may receive a workout fee based on receipts from, or proceeds of, those whole loans. While any entity granting this type of extension or modification generally will be required to determine that the extension or modification is reasonably likely to produce a greater recovery on a present value basis than liquidation, there is no assurance this will be the case. Additionally, if the related prospectus supplement so specifies, some of the mortgage loans included in the mortgage pool may have been subject to workouts or similar arrangements following prior periods of delinquency and default.

TENANT BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES                    The bankruptcy or insolvency of a major tenant, or of a number of smaller tenants may adversely affect the income produced by a mortgaged property. Under the Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim would be a general unsecured claim against the tenant, absent collateral securing the claim. The claim would be limited to the unpaid rent reserved for the periods prior to the bankruptcy petition or the earlier surrender of the leased



                                     -16-

                                        premises, which are unrelated to the rejection, plus the greater of one year's rent or 15% of the remaining rent reserved under the lease, but not more than three years' rent to cover any rejection related claims.

BORROWER BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES                    Under the Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of the real property owned by that borrower, as well as the commencement or continuation of a foreclosure action. In addition, if a court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan it secures, the court may prevent a lender from foreclosing on the mortgaged property, subject to certain protections available to the lender. As part of a restructuring plan, a court also may reduce the amount of secured indebtedness to the then-value of the mortgaged property. Such an action would make the lender a general unsecured creditor for the difference between the then-value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may:

                                        o    grant a debtor a reasonable time to cure a payment default on a mortgage loan;

                                        o    reduce monthly payments due under a mortgage loan;

                                        o    change the rate of interest due on a mortgage loan; or

                                        o    otherwise alter the mortgage loan's repayment schedule.

                                        Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose on the mortgaged property in a manner that would substantially diminish the position of the junior lien. Additionally, the borrower's trustee or the borrower, as debtor-in-possession, has certain special powers to avoid, subordinate or disallow debts. In certain circumstances, the claims of the trustee may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

                                        Under the Bankruptcy Code, the lender will be stayed from enforcing a borrower's assignment of rents and leases. The Bankruptcy Code also may interfere with the lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by the borrower to maintain the mortgaged property or for other court authorized expenses.

                                        As a result of the foregoing, the lender's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.



                                     -17-

SOPHISTICATION OF THE BORROWER
MAY ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES                    In general, the mortgage loans will be made to partnerships, corporations or other entities rather than individuals. This may entail greater risks of loss from delinquency and foreclosure than do single family mortgage loans. In addition, the borrowers under commercial mortgage loans may be more sophisticated than the average single family home borrower. This may increase the likelihood of protracted litigation or the likelihood of bankruptcy in default situations.

CREDIT SUPPORT MAY NOT COVER
LOSSES OR RISKS WHICH COULD
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                       Although the prospectus supplement for a series of certificates will describe the credit support for the related trust fund, the credit support will be limited in amount and coverage and may not cover all potential losses or risks.
                                        Use of credit support will be subject to the conditions and limitations described in the prospectus and in the related prospectus supplement. Moreover, any applicable credit support may not cover all potential losses or risks. For example, credit support may not cover fraud or negligence by a mortgage loan originator or other parties.

                                        A series of certificates may include one or more classes of subordinate certificates, which may include certificates being offered to you. Although subordination is intended to reduce the senior certificateholders' risk of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments are made in a specified order of priority, and limits exist with respect to the aggregate amount of claims under any related credit support, the credit support may be exhausted before the principal of the certificate classes with lower priority has been repaid. Significant losses and shortfalls on the assets consequently may fall primarily upon classes of certificates having a lower payment priority. Moreover, if a form of credit support covers more than one series of certificates, holders of certificates evidencing an interest in a covered series will be subject to the risk that the credit support will be exhausted by the claims of other covered series.

                                        The amount of any credit support supporting one or more classes of certificates being offered to you, including the subordination of one or more classes will be determined on the basis of criteria established by each pertinent rating agency.
                                        Those criteria will be based on an assumed level of defaults, delinquencies, other losses or other factors. However, the loss experience on the related mortgage loans or mortgage backed securities may exceed the assumed levels. See
                                        "Description of Credit Support."

                                        Regardless of the form of any credit enhancement, the amount of coverage will be limited and, in most cases, will be subject to periodic reduction, in accordance with a schedule or formula. The master servicer generally will be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of certificates, if the applicable rating agency indicates that the then-current ratings will not be adversely affected. A rating agency may lower the ratings of any series of certificates if the obligations of any credit support



                                      -18-



                                        provider are downgraded. The ratings also may be lowered if losses on the related mortgage loans or MBS substantially exceed the level contemplated by the rating agency at the time of its initial rating analysis. Neither Morgan Stanley
                                        Capital I Inc., the master servicer nor any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any ratings of any series of certificates.

INVESTORS IN SUBORDINATE CLASSES
OF CERTIFICATES MAY BE SUBJECT
TO DELAYS IN PAYMENT AND MAY
NOT RECOVER THEIR INITIAL
INVESTMENTS                             To the extent described in this prospectus, the subordinate certificateholders'
                                        rights to receive distributions with respect to the assets to which they would otherwise be entitled will be subordinate to the rights of the senior certificateholders and of the master servicer, if the master servicer is paid its servicing fee, including any unpaid servicing fees with respect to one or more prior periods, and is reimbursed for certain unreimbursed advances and unreimbursed liquidation expenses. As a result, investors in subordinate certificates must be prepared to bear the risk that they may be subject to delays in payment and may not recover their initial investments.

                                        The yields on the subordinate certificates may be extremely sensitive to the loss experience of the assets and the timing of any losses. If the actual rate and amount of losses experienced by the assets exceed the rate and amount assumed by an investor, the yields to maturity on the subordinate certificates may be lower than anticipated.

DIFFICULTIES IN ENFORCEMENT OF
LOAN PROVISIONS MAY ADVERSELY
AFFECT PAYMENT ON YOUR CERTIFICATES

                                        The mortgage loans may contain due-on-sale clauses, which permit a lender to accelerate the maturity of the mortgage loan if the borrower sells, transfers or conveys the related mortgaged property or its interest in the mortgaged property and debt-acceleration clauses, which permit a lender to accelerate the loan upon a monetary or non-monetary default by the borrower. These clauses are generally enforceable. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts, however, may refuse to enforce these clauses if acceleration of the indebtedness would be inequitable, unjust or unconscionable.

                                        If the related prospectus supplement so specifies, the mortgage loans will be secured by an assignment of leases and rents. Pursuant to those assignments, the borrower typically assigns its right, title and interest as landlord under the leases on the related mortgaged property and the income derived from the leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents as long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents.
                                        These assignments are typically not perfected as security interests prior to actual possession of the cash flows. Some state laws may require that the lender take possession of the mortgaged property and obtain judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely



                                     -19-

                                        affected. See "Legal Aspects of the Mortgage Loans and the Leases--Leases and
                                        Rents."

ENVIRONMENTAL ISSUES AT THE
MORTGAGED PROPERTIES MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                       Real property pledged as security for a mortgage loan may be subject to environmental risks. Under federal law and the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, this type of lien has priority over the lien of an existing mortgage against the property. Moreover, the presence of hazardous or toxic substances, or the failure to remediate the property, may adversely affect the owner or operator's ability to borrow using the property as collateral. In addition, under the laws of some states and under CERCLA and other federal law, a lender may become liable, as an "owner operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the management or operations of the borrower. Liability may be imposed even if the environmental damage or threat was caused by a prior owner.

                                        Under certain circumstances, a lender also risks this type of liability on foreclosure of the mortgage. Unless the related prospectus supplement specifies otherwise, neither the master servicer, the sub-servicer nor the special servicer may acquire title to a mortgaged property or take over its operation unless the master servicer has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that:

                                        o    the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

                                        o    if the mortgaged property is not in compliance with applicable environmental laws or circumstances requiring any of the foregoing actions are present, that it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and take the actions as would be necessary and appropriate to effect compliance or respond to those circumstances.

                                        See "Legal Aspects of the Mortgage Loans and Leases--Environmental Legislation."

IF YOU ARE SUBJECT TO ERISA,
YOU MAY NOT BE ELIGIBLE TO
PURCHASE CERTIFICATES                   Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of those plans. Due to the complexity of regulations governing those plans, prospective investors that are subject to
                                        ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the offered certificates of any series.



                                     -20-

THE INCOME TAX CONSIDERATIONS
SHOULD IMPACT YOUR DECISION TO
PURCHASE A REMIC RESIDUAL
CERTIFICATE                             Except as provided in the prospectus supplement, REMIC residual certificates are anticipated to have "phantom income" associated with them. That is, taxable income is anticipated to be allocated to the REMIC residual certificates in the early years of the existence of the related REMIC--even if the REMIC residual certificates receive no distributions from the related REMIC--with a corresponding amount of losses allocated to the REMIC residual certificates in later years. Accordingly, the present value of the tax detriments associated with the REMIC residual certificates may significantly exceed the present value of the tax benefits related thereto, and the REMIC residual certificates may have a negative "value."

                                        Moreover, the REMIC residual certificates will, in effect, be allocated an amount of gross income equal to the non-interest expenses of the REMIC, but those expenses will be deductible only as itemized deductions, and will be subject to all the limitations applicable to itemized deductions, by holders of
                                        REMIC residual certificates that are individuals. Accordingly, investment in the
                                        REMIC residual certificates generally will not be suitable for individuals or for certain pass-through entities, such as partnerships or S corporations, that have individuals as partners or shareholders. In addition, REMIC residual certificates are subject to restrictions on transfer. Finally, prospective purchasers of a REMIC residual certificate should be aware that Treasury
                                        Department regulations do not permit certain REMIC residual interests to be marked to market.

REQUIRED CONSENT IN CONNECTION
WITH SERVICING THE PROPERTIES
MAY EFFECT THE TIMING OF
PAYMENTS ON YOUR CERTIFICATES           Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate principal balance of all outstanding certificates of a series or a similar means of allocating decision-making will be required to direct certain actions. The actions may include directing the special servicer or the master servicer regarding measures to be taken with respect to some of the mortgage loans and real estate owned properties and amending the relevant pooling agreement or trust agreement. The consent or approval of these holders will be sufficient to bind all certificateholders of the relevant series. See "Description of the Agreements--Events of Default,"
                                        "--Rights Upon Event of Default," and "--Amendment."

LITIGATION ARISING OUT OF
ORDINARY BUSINESS MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES                    There may be pending or threatened legal proceedings against the borrowers and managers of the mortgaged properties and their respective affiliates arising out of the ordinary business of the borrowers, managers and affiliates. This litigation could cause a delay in the payment on your certificates. Therefore, we cannot assure you that this type of litigation would not have a material adverse effect on your certificates.



                                     -21-

COMPLIANCE WITH THE AMERICANS
WITH DISABILITIES ACT OF 1990
MAY BE EXPENSIVE AND MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES                    Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet federal requirements related to access and use by disabled persons. Borrowers may incur costs complying with the Americans with
                                        Disabilities Act of 1990. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants. These costs of complying with the Americans with Disabilities Act of
                                        1990 and the possible imposition of fines for noncompliance would result in additional expenses on the mortgaged properties, which could have an adverse effect on your certificates.

IF YOUR CERTIFICATE IS
BOOK-ENTRY, YOU WILL NOT BE
RECOGNIZED AS A
CERTIFICATEHOLDER BY THE TRUSTEE        If the prospectus supplement so provides, one or more classes of the certificates offered to you will be initially represented by one or more certificates for each class registered in the name of Cede & Co., the nominee for the Depository Trust Company. If you purchase this type of certificate:

                                        o    your certificate will not be registered in your name or the name of your nominee;

                                        o    you will not be recognized by the trustee as a certificateholder; and

                                        o    you will be able to exercise your right as a certificateholder only through the Depository Trust Company and its participating organizations.

                                        You will be recognized as a certificateholder only if and when definitive certificates are issued. See "Description of the Certificates--Book-Entry
                                        Registration and Definitive Certificates."


                -------------------------------------------------

This prospectus also contains forward-looking statements that involve risks and uncertainties. Actual results could differ from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above under "Risk Factors" and elsewhere in this prospectus.

                         DESCRIPTION OF THE TRUST FUNDS

     Capitalized terms are defined in the "Glossary of Terms" beginning on page 112.

ASSETS

     Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund. The primary assets of each trust fund will include:

          o    multifamily mortgage loans, commercial mortgage loans or both;

          o mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities;


          o direct obligations of the United States, agencies of the United States or agencies created by government entities which are not subject to redemption prior to maturity at the option of the issuer and are (a) interest-bearing securities, (b) non-interest bearing securities, (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) interest-bearing securities from which the right to payment of principal has been removed; or

          o a combination of mortgage loans, mortgage backed securities and government securities.

     Neither the mortgage loans nor the mortgage backed securities will be guaranteed or insured by Morgan Stanley Capital I Inc. or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any government agency or instrumentality or by any other person. Each asset will be selected by Morgan Stanley Capital I Inc. for inclusion in a trust fund from among those purchased, either directly or indirectly, from a prior holder thereof, which may be an affiliate of Morgan Stanley Capital I Inc. and, with respect to mortgage loans or mortgage backed securities, which prior holder may or may not be the originator of the mortgage loan or the issuer of the mortgage backed securities.

     Unless otherwise specified in the related prospectus supplement, the certificates of any series will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments in respect of the assets of any other trust fund established by Morgan Stanley Capital I Inc. If specified in the related prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the assets.

MORTGAGE LOANS

   GENERAL

     The mortgage loans will be secured by liens on, or security interests in, mortgaged properties consisting of:

          o Multifamily Properties which are residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings; or

          o Commercial Properties which are office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

The mortgaged properties will be located in any one of the fifty states, the District of Columbia or the Commonwealth of Puerto Rico, or, in another location, if specified in the related prospectus supplement. The mortgage loans in the mortgage pool will be evidenced by promissory notes secured by first or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on the mortgaged property. Multifamily Properties may include mixed commercial and residential structures and may include apartment buildings owned by private cooperative housing corporations. The mortgaged properties may include leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the prospectus supplement, the term of any leasehold will exceed the term of the related mortgage note by at least five years. Each mortgage loan will have been originated by a person other than Morgan Stanley Capital I Inc. The related prospectus supplement will indicate if any originator or a mortgage loan is an affiliate of Morgan Stanley Capital I Inc., mortgage loans will generally also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the mortgage loan.

   LEASES

     If specified in the related prospectus supplement, some or all of the mortgage loans will include assignments of the leases of the related mortgaged properties and assignments of the rental payments due from lessee to lessor under the leases. To the extent specified in the related prospectus supplement, the commercial properties may be leased to lessees that respectively occupy all or a portion of the properties. Pursuant to an assignment of a lease, the related borrower may assign its rights, title and interest as lessor under each lease and the income derived from the lease to the related lender, while retaining a license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender or its agent is entitled to collect the rents from the related lessee or lessees for application to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the lease assignments by a lender until it takes possession of the related mortgaged property or a receiver is appointed. See "Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents". Alternatively, if specified in the related prospectus supplement, the borrower and the lender may agree that payments under leases are to be made directly to the master servicer.

     If described in the related prospectus supplement, the leases may require the lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related mortgage loans. In some cases, the leases may require the lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the mortgaged properties. Some of the leases may require the borrower to bear costs associated with structural repairs or the maintenance of the exterior or other portions of the mortgaged property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the lessees are required to pay. If so specified in the related prospectus supplement, under certain circumstances the lessees may be permitted to set off their rental obligations against the obligations of the borrowers under the leases. In those cases where payments under the leases, net of any operating expenses payable by the borrowers are insufficient to pay all of the scheduled principal and interest on the related mortgage loans, the borrowers must rely on other income or sources, including security deposits, generated by the related mortgaged property to make payments on the related mortgage loan.

     To the extent specified in the related prospectus supplement, some commercial properties may be leased entirely to one lessee. In these cases, absent the availability of other funds, the borrower must rely entirely on rent paid by the lessee in order for the borrower to pay all of the scheduled principal and interest on the related mortgage loan. To the extent specified in the related prospectus supplement, some of the leases may expire prior to the stated maturity of the related mortgage loan. In these cases, upon expiration of the leases the borrowers will have to look to alternative sources of income, including rent payment by any new lessees or proceeds from the sale or refinancing of the mortgaged property, to cover the payments of principal and interest due on these mortgage loans unless the lease is renewed. As specified in the related prospectus supplement, some of the leases may provide that upon the occurrence of a casualty affecting a mortgaged property, the lessee will have the right to terminate its lease, unless the borrower, as lessor, is able to cause the mortgaged property to be restored within a specified period of time. Some leases may provide that it is the lessor's responsibility, while other leases provide that it is the lessee's responsibility, to restore the mortgaged property after a casualty to its original condition. Some leases may provide a right of termination to the related lessee if a taking of a material or specified percentage of the leased space in the mortgaged property occurs, or if the ingress or egress to the leased space has been materially impaired.

   DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of the property rather than upon the liquidation value of the real estate. Unless otherwise specified in the prospectus supplement, the mortgage loans will be non-recourse loans, which means that, absent special facts, the lender may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the borrower's assets, in the event of the borrower's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. The "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan. "Net Operating Income" means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

          o    non-cash items such as depreciation and amortization;

          o    capital expenditures; and

          o    debt service on loans secured by the mortgaged property.

     The Net Operating Income of a mortgaged property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time.

     As the primary component of Net Operating Income, rental income as well as maintenance payments from tenant-stockholders of a cooperative is subject to the vagaries of the applicable real estate market or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial loans may be secured by owner-occupied mortgaged properties or mortgaged properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from the mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower, is responsible for payment of some or all of these expenses; however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related mortgage loan. See "--Leases" above.

     The duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties. However, that risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing in particular may be subject to legal limitations and regulations but, because of these regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default because other factors may outweigh a high Debt Service Coverage Ratio. For instance, where a mortgage loan requires substantial principal payments at the stated maturity, the risk of default if the balloon payment cannot be refinanced at maturity is significant, even though the related Debt Service Coverage Ratio may be high.

     The liquidation value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the borrower.

     Appraised values for income-producing properties may be based on:

          o the recent resale value of comparable properties at the date of the appraisal;

          o    the cost of replacing the property;

          o a projection of value based upon the property's projected net cash flow; or

          o a selection from or interpolation of the values derived from the methods listed here.

     Each of these appraisal methods presents analytical challenges for the following reasons:

          o it is often difficult to find truly comparable properties that have recently been sold;

          o the replacement cost of a property may have little to do with its current market value;


          o income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate;

          o more than one of the appraisal methods may be used and each may produce significantly different results; and

          o if a high Loan-to-Value Ratio accompanies a high Debt Service Coverage Ratio or vice versa, the analysis of default and loss risks is difficult.

     While Morgan Stanley Capital I Inc. believes that the foregoing considerations are important factors that generally distinguish the multifamily and commercial loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that these factors will in fact have been considered by the originators of the multifamily and commercial loans, or that, for any of the mortgage loans, they are complete or relevant. See "Risk Factors--Borrower May Be Unable To Repay The Remaining Principal Balance On Its Maturity Date Which Would Adversely Affect Payment On Your Certificates," "--Your Certificates Will Bear Losses If Insufficient Funds Are Available to Satisfy Any Junior Mortgage Loans," and "--Obligor Default May Adversely Affect Payment on Your Certificates."

   LOAN-TO-VALUE RATIO

     The Loan-to-Value Ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan to the Value of the related mortgaged property. The Value of a mortgaged property, other than with respect to Refinance Loans, is generally the lesser of

          o the appraised value determined in an appraisal obtained by the originator at origination of that loan and

          o    the sales price for that property.

Refinance Loans are loans made to refinance existing loans. Unless the related prospectus supplement provides otherwise, the Value of the mortgaged property securing a Refinance Loan is the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

   MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement will contain information, as of the date of that prospectus supplement or the Cut-off Date, if applicable and specifically known to Morgan Stanley Capital I Inc., with respect to the mortgage loans, including:


          o the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans, unless the related prospectus supplement provides otherwise, the close of business on the Cut-off Date, which is a day of the month of formation of the related trust fund, as designated in the prospectus supplement;


          o the type of property securing the mortgage loans, e.g., multifamily property or commercial property and the type of property in each category;

          o the weighted average, by principal balance, of the original and remaining terms to maturity of the mortgage loans;

          o the earliest and latest origination date and maturity date of the mortgage loans;

          o the weighted average, by principal balance, of the Loan-to-Value Ratios at origination of the mortgage loans;

          o the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

          o the state or states in which most of the mortgaged properties are located;

          o information with respect to the prepayment provisions, if any, of the mortgage loans;

          o    the weighted average Retained Interest, if any;

          o with respect to mortgage loans with adjustable mortgage rates, the Index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum mortgage rate or monthly payment variation at the time of any adjustment thereof and over the life of the adjustable rate loan and the frequency of monthly payment adjustments;

          o the Debt Service Coverage Ratio either at origination or as of a more recent date, or both; and

          o information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

The related prospectus supplement will also contain certain information available to Morgan Stanley Capital I Inc. with respect to the provisions of leases and the nature of tenants of the mortgaged properties and other information referred to in a general manner under "--Default and Loss Considerations with Respect to the Mortgage Loans" above. If specific information respecting the mortgage loans is not known to Morgan Stanley Capital I Inc. at the time certificates are initially offered, more general information of the nature described in the bullet points in this section will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission within fifteen days after the initial issuance.

   PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

          o have individual principal balances at origination of not less than $25,000;

          o    have original terms to maturity of not more than 40 years; and

          o provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at another interval as specified in the related prospectus supplement.

     Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at a mortgage rate. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related prospectus supplement. Each mortgage loan may contain a Lockout Period and Lockout Date, the date of expiration of the Lockout Period, or require payment of a prepayment premium in connection with a prepayment, in each case as described in the related prospectus supplement.

     In the event that holders of any class or classes of the offered certificates in this prospectus supplement will be entitled to all or a portion of any prepayment premiums collected in respect of mortgage loans, the related prospectus supplement will specify the method or methods by which these amounts will be allocated. A mortgage loan may also contain provisions entitling the lender to a share of profits realized from the operation or disposition of the mortgaged property, as described in the related prospectus supplement. In the event that holders of any class or classes of offered certificates will be entitled to all or a portion of an Equity Participation, the related prospectus supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among the certificates.

         MORTGAGE BACKED SECURITIES

     Any MBS will have been issued pursuant to an MBS Agreement. A seller, the MBS issuer, or the servicer of the underlying mortgage loans or Underlying MBS, or a combination of those entities, will have entered into the MBS Agreement with an MBS trustee, if any, or with the original purchaser of the interest in the underlying mortgage loans or MBS evidenced by the MBS.

     Distributions of any principal or interest, as applicable, will be made on MBS on the dates specified in the related prospectus supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Any principal or interest distributions will be made on the MBS by the MBS trustee or the MBS servicer. The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the certificates under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of the credit support, if any, will be a function of certain characteristics of the mortgage loans or Underlying MBS evidenced by or securing the MBS and other factors and generally will have been established for the MBS on the basis of requirements of any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates evidencing interests in assets that include MBS will specify, to the extent available:

          o the aggregate approximate initial and outstanding principal amount or Notional Amount, as applicable, and type of the MBS to be included in the trust fund;

          o the original and remaining term to stated maturity of the MBS, if applicable;

          o whether the MBS is entitled only to interest payments, only to principal payments or to both;

          o the pass-through or bond rate of the MBS or formula for determining the rates, if any;

          o the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features;

          o    the MBS issuer, MBS servicer and MBS trustee, as applicable;

          o characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to the MBS;

          o the terms on which the MBS or the related Underlying Mortgage Loans or Underlying MBS may, or are required to, be purchased prior to their maturity;

          o the terms on which mortgage loans or Underlying MBS may be substituted for those originally underlying the MBS;

          o    the servicing fees payable under the MBS Agreement;

          o the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements" above, and the type of information in respect of the Underlying MBS described in this paragraph;

          o the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS, and

          o whether the MBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the Participants Trust Company.

     If specified in the prospectus supplement for a series of certificates, a trust fund may contain one or more MBS issued by Morgan Stanley Capital I Inc. that each represent an interest in one or more Underlying Mortgage Loans. The prospectus supplement for a series will contain the disclosure concerning the MBS described in the preceding paragraph and, in particular, will disclose the Underlying Mortgage Loans appropriately in light of the percentage of the aggregate principal balance of all assets represented by the principal balance of the MBS.

GOVERNMENT SECURITIES

     The prospectus supplement for a series of certificates evidencing interests in assets of a trust fund that include government securities will specify, to the extent available:

          o the aggregate approximate initial and outstanding principal amounts or Notional Amounts, as applicable, and types of the government securities to be included in the trust fund;

          o the original and remaining terms to stated maturity of the government securities;

          o whether the government securities are entitled only to interest payments, only to principal payments or to both;

          o the interest rates of the government securities or the formula to determine the rates, if any;

          o    the applicable payment provisions for the government securities;
               and

          o to what extent, if any, the obligation evidenced by the related series of certificates is backed by the full faith and credit of the United States.

ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the related prospectus supplement deposit all payments and collections received or advanced with respect to the assets and other assets in the trust fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in short-term, investment grade obligations, in each case as described in the related prospectus supplement. See "Description of the Agreements--Certificate Account and Other Collection Accounts."

CREDIT SUPPORT

     If so provided in the related prospectus supplement, partial or full protection against certain defaults and losses on the assets in the related trust fund may be provided to one or more classes of certificates in the related series in the form of subordination of one or more other classes of certificates in the series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage if applicable and related information with respect to each type of Credit Support, if any, will be described in the prospectus supplement for a series of certificates. See "Risk Factors--Credit Support May Not Cover Losses Or Risks Which Could Adversely Affect Payment On Your Certificates."

CASH FLOW AGREEMENTS

     If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates. Currency exchange agreements might be included in the trust fund if some or all of the mortgage loans or MBS, such as mortgage loans secured by mortgaged properties located outside the United States, were denominated in a non-United States currency. The principal terms of any guaranteed investment contract or other agreement, including, without limitation, provisions relating to the timing, manner and amount of payments and provisions relating to termination, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide information with respect to the obligor under any Cash Flow Agreement.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates will be applied by Morgan Stanley Capital I Inc. to the purchase of assets and to pay for certain expenses incurred in connection with the purchase of assets and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of assets acquired by Morgan Stanley Capital I Inc., prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS


GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder will accrue interest thereon based on a pass-through rate of the certificate, the receipt and timing of receipt of distributions on the certificate and the weighted average life of the assets in the related trust fund, which may be affected by prepayments, defaults, liquidations or repurchases. See "Risk Factors."

PASS-THROUGH RATE

     Certificates of any class within a series may have fixed, variable or adjustable pass-through rates, which may or may not be based upon the interest rates borne by the assets in the related trust fund. The prospectus supplement with respect to any series of certificates will specify

          o the pass-through rate for each class of certificates or, in the case of a variable or adjustable pass-through rate, the method of determining the pass-through rate;

          o the effect, if any, of the prepayment of any mortgage loan or MBS on the pass-through rate of one or more classes of certificates; and

          o whether the distributions of interest on the certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of certificates entitled to payments of interest will be below that otherwise produced by the applicable pass-through rate and purchase price of the certificate because, while interest may accrue on each asset during a certain period, the distribution of interest will be made on a day which may be several days, weeks or months following the period of accrual.

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the certificates will have a stated principal amount in addition to the certificate Balance of a class of Accrual Certificates, and will be distributed to certificateholders as provided in the related prospectus supplement and will include interest accrued during the Interest Accrual Period for that Distribution Date. As indicated in this prospectus under "--Pass-Through Rate" above, if the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of the certificates may be lower than the yield that would result if the Interest Accrual Period ended on that Distribution Date. In addition, if so specified in the related prospectus supplement, interest accrued for an Interest Accrual Period for one or more classes of certificates may be calculated on the assumption that distributions of principal, additions to the Certificate Balance of Accrual Certificates and allocations of losses on the assets may be made on the first day of the Interest Accrual Period for a Distribution Date and not on that Distribution Date. This method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The Interest Accrual Period for any class of offered certificates will be described in the related prospectus supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the certificates will be affected by the rate of principal payments on the assets including principal prepayments on mortgage loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations. These payments may be directly dependent upon the payments on leases underlying the mortgage loans. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage rates on the mortgage loans comprising or underlying the assets in a particular trust fund, the mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by the mortgage loans. In this regard, it should be noted that assets may consist of mortgage loans with different mortgage rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than the underlying mortgage loans. The rate of principal payments on some or all of the classes of certificates of a series

          o will correspond to the rate of principal payments on the assets in the related trust fund;

          o is likely to be affected by the existence of Lockout Periods and Prepayment Premium provisions of the mortgage loans underlying or comprising the assets; and

          o is likely to be affected to the extent the servicer of any mortgage loan is able to enforce the Lockout Period and Prepayment Premium provisions.

Mortgage loans with a Lockout Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without these provisions, with shorter Lockout Periods or with lower Prepayment Premiums.

     If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of certificates, the effect on yield on one or more classes of the certificates of the series of prepayments of the assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to these classes.

     When a full prepayment is made on a mortgage loan, the borrower is charged interest on the principal amount of the mortgage loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of certificates entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the Due Date in the month in which the partial prepayment is received. As a result, to the extent set forth in the related prospectus supplement, the effect of a partial prepayment on a mortgage loan will be to reduce the amount of interest passed through to holders of certificates in the month following the receipt of the partial prepayment by an amount equal to one month's interest at the applicable pass-through rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the mortgage loans or MBS may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans or the MBS and distributed on a certificate, the greater the effect on the investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease or increase in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the assets included in or comprising a trust fund and the rate at which payments are made from any Credit Support or Cash Flow Agreement for the related series of certificates may affect the ultimate maturity and the weighted average life of each class of a series. Prepayments on the mortgage loans comprising or underlying the mortgage loans or MBS in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the certificates of the related series.

     If so provided in the prospectus supplement for a series of certificates, one or more classes of certificates may have a final scheduled Distribution Date, which is the date on or prior to which the certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series set forth in the related prospectus supplement.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a class of certificates of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the mortgage loans or MBS is paid to that class, which may be in the form of scheduled amortization or prepayments which include prepayments, in whole or in part, and liquidations due to default.

     In addition, the weighted average life of the certificates may be affected by the varying maturities of the mortgage loans comprising or underlying the MBS. If any mortgage loans comprising or underlying the assets in a particular trust fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of certificates of the related series, one or more classes of certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying the assets. See "Description of the Trust Funds."

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the mortgage loans, the MBS or both. Moreover, CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any mortgage loans comprising or underlying the mortgage loans or the MBS for any series will not conform to any particular level of CPR.

     Morgan Stanley Capital I Inc. is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series and the percentage of the initial certificate Balance of each class that would be outstanding on specified Distribution Dates. The information in these tables will be based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the mortgage loans comprising or underlying the related assets are made at rates corresponding to various percentages of CPR or at other rates specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of weighted average life of the certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the certificates. It is unlikely that prepayment of any mortgage loans comprising or underlying the mortgage loans or MBS for any series will conform to any particular level of CPR or any other rate specified in the related prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

   TYPE OF MORTGAGE ASSET

     A number of mortgage loans may have balloon payments due at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that mortgage loans having balloon payments may default at maturity, or that the servicer may extend the maturity of this type of mortgage loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the related prospectus supplement, be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the certificates. This would lengthen the period of time elapsed from the date of issuance of a certificate until it is retired.

   FORECLOSURES AND PAYMENT PLANS

     The number of foreclosures and the principal amount of the mortgage loans comprising or underlying the mortgage loans or MBS that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans comprising or underlying the mortgage loans or MBS and that of the related series of certificates. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average life of the certificates.

   DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

     Acceleration of mortgage payments as a result of transfers of or the creation of encumbrances upon underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the assets may include "due-on-sale" clauses or "due-on-encumbrance" clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale or other transfers of or the creation of encumbrances upon the related mortgaged property. With respect to any Whole Loans, unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will be required to exercise--or waive its right to exercise--any rights that the trustee may have as lender to accelerate payment of the Whole Loan in a manner consistent with the Servicing Standard. See "Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and "Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

                                  THE DEPOSITOR

     Morgan Stanley Capital I Inc., the depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on January 28, 1985. The principal executive offices of Morgan Stanley Capital I Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its telephone number is (212) 761-4000.

     Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets.

                         DESCRIPTION OF THE CERTIFICATES


GENERAL

     The certificates of each series, including any class of certificates not offered by this prospectus, will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. Each series of certificates will consist of one or more classes of certificates that may:


          o provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

          o be senior or subordinate to one or more other classes of certificates in respect of distributions on the certificates;

          o be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

          o be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

          o provide for distributions of accrued interest thereon commencing only following the occurrence of events, such as the retirement of one or more other classes of certificates of the series;

          o provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the assets in the trust fund or based on specified calculations, to the extent of available funds, in each case as described in the related prospectus supplement;

          o provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a Stripped Interest Certificate component; or

          o    do all or any combination of the above.

Any of the foregoing may be included in the certificates being offered to you.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped Interest Certificates, Notional Amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered certificates may be registered and these certificates may be exchanged without the payment of any service charge payable in connection with the registration of transfer or exchange. However Morgan Stanley Capital I Inc. or the trustee or any of its agents may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of certificates of a series may be issued in definitive form or in book-entry form, as provided in the related prospectus supplement. See "Risk Factors--If Your Certificate Is Book-Entry, You Will Not Be Recognized As Certificateholder By The Trustee." Under limited circumstances, definitive certificates will be exchangeable for other certificates of the same class and series of a like aggregate Certificate Balance, Notional Amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement from the Available Distribution Amount for the series and the Distribution Date. Except as otherwise specified in the related prospectus supplement, distributions other than the final distribution will be made to the persons in whose names the certificates are registered on the Record Date, and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of certificates on each Distribution Date will be allocated pro rata among the outstanding certificates in the class or by random selection, as described in the related prospectus supplement or otherwise established by the related trustee.

     Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities to receive payments by wire transfer, if the certificateholder has so notified the trustee or other person required to make the payments no later than the date specified in the related prospectus supplement and, if so provided in the related prospectus supplement, holds certificates in the requisite amount specified in the related prospectus supplement, or by check mailed to the address of the person entitled to receive payments as it appears on the Certificate Register. However, the final distribution in retirement of the certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the certificates of each series on each Distribution Date will be made from the Available Distribution Amount described in this paragraph, in accordance with the terms described in the related prospectus supplement. Unless provided otherwise in the related prospectus supplement, the Available Distribution Amount for each Distribution Date equals the sum of the following amounts:

     1. the total amount of all cash on deposit in the related Certificate Account as of the corresponding Determination Date, exclusive of:

          o all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period;

          o unless the related prospectus supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related prepayment premiums, Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period; and

          o all amounts in the Certificate Account that are due or reimbursable to Morgan Stanley Capital I Inc., the trustee, an asset seller, a subservicer, a special servicer, the master servicer or any other entity as specified in the related prospectus supplement or that are payable in respect of certain expenses of the related trust fund;

     2. if the related prospectus supplement so provides, interest or investment income on amounts on deposit in the Certificate Account, including any net amounts paid under any Cash Flow Agreements;

     3. all advances made by a master servicer or any other entity as specified in the related prospectus supplement with respect to the Distribution Date;

     4. if and to the extent the related prospectus supplement so provides, amounts paid by a master servicer or any other entity as specified in the related prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

     5. unless the related prospectus supplement provides otherwise, to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to the Distribution Date.

     The entire Available Distribution Amount will be distributed among the related certificates, including any certificates not offered hereby, on each Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates, other than classes of Stripped Principal Certificates that have no pass-through rate, may have a different pass-through rate, which will be a fixed, variable or adjustable rate at which interest will accrue on the class or a component thereof. The related prospectus supplement will specify the pass-through rate for each class or component or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate. Unless otherwise specified in the related prospectus supplement, interest on the certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     In general, distributions of interest in respect of the certificates of any class will be made on each Distribution Date based on the Accrued Certificate Interest for the class and the Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to the class on the Distribution Date. Accrual Certificates, however, will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related prospectus supplement. In addition, any class of Stripped Principal Certificates are not entitled to any distributions of interest. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on the class will be added to the Certificate Balance thereof on each Distribution Date. Unless otherwise provided in the prospectus supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding Notional Amount thereof immediately prior to each Distribution Date, at the applicable pass-through rate, reduced as described below in the next paragraph.

     The method of determining the Notional Amount for any class of Stripped Interest Certificates will be described in the related prospectus supplement. Reference to Notional Amount is solely for convenience in calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate Interest on a series of certificates will be reduced in the event of prepayment interest shortfalls. Prepayment interest shortfalls are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the mortgage loans or MBS in the trust fund for the series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund. Similarly, with respect to Accrual Certificates, the related prospectus supplement will describe the extent to which the amount of Accrued Certificate Interest that may be added to the Certificate Balance of a Class of Offered Certificates may be reduced. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to the class of a portion of any deferred interest on the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund will result in a corresponding increase in the Certificate Balance of the class. See "Risk Factors--Prepayments And Repurchases May Reduce The Yield On Your Certificates," and "--If Prepayment Premiums Are Not Enforced, Your Certificates May Be Adversely Affected," and "Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The certificates of each series, other than certain classes of Stripped Interest Certificates, will have a Certificate Balance. The Certificate Balance will equal the maximum principal amount that the holder will be entitled to receive out of future cash flow on the assets in the trust fund. The outstanding Certificate Balance of a certificate will be reduced to the extent of distributions of principal and, if and to the extent so provided in the related prospectus supplement, by the amount of losses incurred in respect of the related assets. The outstanding Certificate Balance may be increased in respect of deferred interest on the related mortgage loans to the extent provided in the related prospectus supplement. The outstanding Certificate Balance may be increased in the case of Accrual Certificates, prior to the Distribution Date on which distributions of interest are required to commence, by any related Accrued Certificate Interest. Unless otherwise provided in the related prospectus supplement, the initial aggregate Certificate Balance of all classes of certificates of a series will not be greater than the outstanding aggregate principal balance of the related assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, distributions of principal will be made on each Distribution Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement until the Certificate Balance of that class has been reduced to zero. Stripped Interest Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related prospectus supplement, distribution on a class of certificates may be based on a combination of two or more different components as described under "--General" above. To the extent, the descriptions set forth under "--Distributions of Interests on the Certificates" and "--Distributions of Principal of the

Certificates" above also relate to components of a class of certificates. In this case, references to Certificate Balance and pass-through rate refer to the principal balance, if any, of any component and the pass-through rate, if any, on any component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY PARTICIPATIONS

     If so provided in the related prospectus supplement, prepayment premiums or payments in respect of Equity Participations that are collected on the mortgage loans or MBS in the related trust fund will be distributed on each Distribution Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the mortgage loans or MBS or both have been incurred, the amount of losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on mortgage loans or MBS comprising the trust fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of certificates evidencing an interest in a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each Distribution Date its own funds or funds held in the Certificate Account that are not included in the Available Distribution Amount for the Distribution Date. The master servicer or other entity required to make advances will do so, in an amount equal to the aggregate of payments of principal, other than any balloon payments, and interest, net of related servicing fees and Retained Interest, that were due on the Whole Loans in the trust fund during the related Due Period and were delinquent on the related Determination Date. The master servicer or other entity required to make advances will advance, subject to that entity's good faith determination that the advances will be reimbursable from Related Proceeds. In the case of a series of certificates that includes one or more classes of Subordinate Certificates and if so provided in the related prospectus supplement, the master servicer's or another entity's advance obligation may be limited only to the portion of the delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and may be subject to the master servicer's or another entity's good faith determination that the advances will be reimbursable not only from Related Proceeds but also from collections on other assets otherwise distributable on one or more classes of Subordinate Certificates. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates. Advances do not guaranty or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of the master servicer's or another entity's funds will be reimbursable only out of Related Proceeds and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of the series. However, advances will be reimbursable from amounts in the Certificate Account prior to distributions being made on the certificates, to the extent that the master servicer or another entity shall determine in good faith that the advance is a Nonrecoverable Advance. If advances have been made by the master servicer from excess funds in the Certificate Account, the master servicer is required to replace the funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on the Distribution Date are less than payments required to be made to certificateholders on that date. If so specified in the related prospectus supplement, the obligations of the master servicer or another entity to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, the master servicer or another entity will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself interest periodically from general collections on the assets prior to any payment to certificateholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any corresponding advancing obligation of any person in connection with the MBS.

REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of certificates of a series, the master servicer or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each holder, to Morgan Stanley Capital I Inc. and to the other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (1) the amount of the distribution to holders of certificates of that class applied to reduce the Certificate Balance thereof;

     (2) the amount of the distribution to holders of certificates of that class allocable to Accrued Certificate Interest;

     (3)  the amount of the distribution allocable to

          o    prepayment premiums and

          o    payments on account of Equity Participations;

     (4) the amount of related servicing compensation received by a master servicer and, if payable directly out of the related trust fund, by any special servicer and any subservicer and any other customary information as that master servicer or trustee deem necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     (5) the aggregate amount of advances included in that distribution, and the aggregate amount of unreimbursed advances at the close of business on that Distribution Date;

     (6) the aggregate principal balance of the assets at the close of business on that Distribution Date;

     (7) the number and aggregate principal balance of Whole Loans in respect of which:

          o    one scheduled payment is delinquent,

          o    two scheduled payments are delinquent,

          o    three or more scheduled payments are delinquent and

          o    foreclosure proceedings have been commenced;

     (8)  with respect to each Whole Loan that is delinquent two or more months:

          o    the loan number thereof,

          o    the unpaid balance thereof,

          o    whether the delinquency is in respect of any balloon payment,

          o the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,

          o if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming the mortgage loan is subsequently liquidated through foreclosure,

          o whether a notice of acceleration has been sent to the borrower and, if so, the date of the notice,

          o whether foreclosure proceedings have been commenced and, if so, the date so commenced and

          o if the mortgage loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (9) with respect to any Whole Loan liquidated during the related Due Period other than by payment in full:

          o    the loan number thereof,

          o    the manner in which it was liquidated and

          o    the aggregate amount of liquidation proceeds received;

     (10) with respect to any Whole Loan liquidated during the related Due
          Period,

          o the portion of the liquidation proceeds payable or reimbursable to the master servicer, or any other entity, in respect of the mortgage loan and

          o    the amount of any loss to certificateholders;

     (11) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period,

          o    the loan number of the related mortgage loan and

          o    the date of acquisition;

     (12) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period:

          o    the book value,

          o the principal balance of the related mortgage loan immediately following the Distribution Date, calculated as if the mortgage loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement,

          o the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and

          o if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (13) with respect to any REO Property sold during the related Due Period

          o    the loan number of the related mortgage loan,

          o    the aggregate amount of sale proceeds,

          o the portion of sales proceeds payable or reimbursable to the master servicer or a special servicer in respect of the REO Property or the related mortgage loan and

          o the amount of any loss to certificateholders in respect of the related mortgage loan;

     (14) the aggregate Certificate Balance or Notional Amount, as the case may be, of each class of certificates including any class of certificates not offered hereby at the close of business on the Distribution Date, separately identifying any reduction in the Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate Interest has been added to the balance;

     (15) the aggregate amount of principal prepayments made during the related Due Period;

     (16) the amount deposited in the reserve fund, if any, on the Distribution Date;

     (17) the amount remaining in the reserve fund, if any, as of the close of business on the Distribution Date;

     (18) the aggregate unpaid Accrued Certificate Interest, if any, on each class of certificates at the close of business on the Distribution Date;

     (19) in the case of certificates with a variable pass-through rate, the pass-through rate applicable to the Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related prospectus supplement;

     (20) in the case of certificates with an adjustable pass-through rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable pass-through rate applicable to the Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related prospectus supplement;

     (21) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included in the Series as of the close of business on the Distribution Date; and

     (22) the aggregate amount of payments by the borrowers of:

          o    default interest,

          o    late charges and

          o assumption and modification fees collected during the related Due Period.

     In the case of information furnished pursuant to subclauses (1)-(4) above, the amounts generally will be expressed as a dollar amount per minimum denomination of certificates. In addition, in the case of information furnished pursuant to subclauses (1), (2), (14), (18) and (19) above, the amounts shall also be provided with respect to each component, if any, of a class of certificates. The master servicer or the trustee, as specified in the related prospectus supplement, will forward or cause to be forwarded to each holder, to Morgan Stanley Capital I Inc. and to any other parties as may be specified in the Agreement, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any MBS. The prospectus supplement for each series of offered certificates will describe any additional information to be included in reports to the holders of the certificates.

     Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a certificate a statement containing the information set forth in subclauses (1)-(4) above, aggregated for the calendar year or the applicable portion thereof during which the person was a certificateholder. This obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates."

TERMINATION

     The obligations created by the Agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the Certificate Account or by the master servicer, if any, or the trustee and required to be paid to them pursuant to the Agreement following the earlier of

          o the final payment or other liquidation of the last asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and


          o the purchase of all of the assets of the trust fund by the party entitled to effect the termination, under the circumstances and in the manner set forth in the related prospectus supplement.

In no event, however, will the trust fund created by the Agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the Agreement will be given to each certificateholder, and the final distribution will be made only upon presentation and surrender of the certificates at the location to be specified in the notice of termination.

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of the assets to retire the class or classes or purchase the class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related prospectus supplement, one or more classes of the offered certificates of any series will be issued as book-entry certificates, and each class will be represented by one or more single certificates registered in the name of a nominee for the depository, the Depository Trust Company ("DTC").

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its Participants and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, eliminating the need for physical movement of certificates. Participants include Morgan Stanley & Co. Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to Indirect Participants.

     Unless otherwise provided in the related prospectus supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through Participants and Indirect Participants. In addition, these Certificate Owners will receive all distributions on the book-entry certificates through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each Distribution Date, DTC will forward the payments to its Participants which thereafter will be required to forward them to Indirect Participants or Certificate Owners. Unless otherwise provided in the related prospectus supplement, the only certificateholder will be Cede, as nominee of DTC, and the Certificate Owners will not be recognized by the trustee as certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the book-entry certificates and is required to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and Indirect Participants with which Certificate Owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective Certificate Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate Owner to pledge its interest in the book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the book-entry certificates, may be limited due to the lack of a physical certificate evidencing the interest.

     DTC has advised Morgan Stanley Capital I Inc. that it will take any action permitted to be taken by a certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry certificates are credited.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates, rather than to DTC or its nominee only if

          o Morgan Stanley Capital I Inc. advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and Morgan Stanley Capital I Inc. is unable to locate a qualified successor, or

          o Morgan Stanley Capital I Inc., at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of definitive certificates for the Certificate Owners. Upon surrender by DTC of the certificate or certificates representing the book-entry certificates, together with instructions for reregistration, the trustee will issue, or cause to be issued, to the Certificate Owners identified in the instructions the definitive certificates to which they are entitled, and thereafter the trustee will recognize the holders of the definitive certificates as certificateholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

     The certificates will be offered pursuant to a Pooling Agreement or a Trust Agreement.

          o A Pooling Agreement will be used where the trust fund includes Whole Loans. The parties to a Pooling Agreement will be Morgan Stanley Capital I Inc., a trustee, a master servicer and any special servicer appointed as of the date of the Pooling Agreement. If a master servicer is not appointed, a servicer, with, generally, the same obligations as described in this prospectus with respect to the master servicer, unless otherwise specified in the prospectus supplement, will be appointed. This servicer will service all or a significant number of Whole Loans directly without a subservicer. References in this prospectus to master servicer and its rights and obligations, to the extent set forth in the related prospectus supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly.

          o A Trust Agreement will be used where the trust fund does not include Whole Loans. The parties to a Trust Agreement will be Morgan Stanley Capital I Inc. and a trustee. A manager or administrator may be appointed pursuant to the Trust Agreement for any trust fund to administer the trust fund.

     The provisions of each Agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a Pooling Agreement has been filed as an exhibit to the Registration Statement of which this prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe some of the provisions that may appear in each Agreement. The prospectus supplement for a series of certificates will describe any provision of the Agreement relating to a series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each trust fund and the description of the provisions in the related prospectus supplement. Morgan Stanley Capital I Inc. will provide a copy of the Agreement, without exhibits, relating to any series of certificates without charge upon written request of a holder of a certificate of a series addressed to Morgan Stanley Capital I Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New York, New York 10036, Attention: John E. Westerfield.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of certificates, Morgan Stanley Capital I Inc. will assign or cause to be assigned to the designated trustee the assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to the assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with the assignment, deliver the certificates to Morgan Stanley Capital I Inc. in exchange for the assets and the other assets comprising the trust fund for the series. Each mortgage loan and MBS will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related prospectus supplement, the schedule will include detailed information

          o in respect of each Whole Loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of the property, the mortgage rate and, if applicable, the applicable Index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value, Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

          o in respect of each MBS included in the related trust fund, including without limitation, the MBS issuer, MBS servicer and MBS trustee, the pass-through or bond rate or formula for determining the rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or to the custodian, certain loan documents, which to the extent set forth in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage or a certified copy thereof with evidence of recording indicated thereon and an assignment of the mortgage to the trustee in recordable form. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if Morgan Stanley Capital I Inc. delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to these mortgage loans, the trustee or its nominee may not be able to enforce the mortgage note against the related borrower. Unless otherwise specified in the related prospectus supplement, the asset seller will be required to agree to repurchase, or substitute for, this type of mortgage loan that is subsequently in default if the enforcement thereof or of the related mortgage is materially adversely affected by the absence of the original mortgage note. Unless otherwise provided in the related prospectus supplement, the related Agreement will require Morgan Stanley Capital I Inc. or another party specified in the Agreement to promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records. However, in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of Morgan Stanley Capital I Inc., the master servicer, the relevant asset seller or any other prior holder of the Whole Loan, the assignment of mortgage for each related Whole Loan may not be recorded.

     The trustee or a custodian will review the Whole Loan documents within a specified period of days after receipt thereof, and the trustee or a custodian will hold the documents in trust for the benefit of the certificateholders. Unless otherwise specified in the related prospectus supplement, if any of these documents are found to be missing or defective in any material respect, the trustee or custodian shall immediately notify the master servicer and Morgan Stanley Capital I Inc., and the master servicer shall immediately notify the relevant asset seller. If the asset seller cannot cure the omission or defect within a specified number of days after receipt of notice, then to the extent set forth in the related prospectus supplement, the asset seller will be obligated, within a specified number of days of receipt of notice, to repurchase the related Whole Loan from the trustee at the Purchase Price or substitute the mortgage loan. There can be no assurance that an asset seller will fulfill this repurchase or substitution obligation, and neither the master servicer nor Morgan Stanley Capital I Inc. will be obligated to repurchase or substitute the mortgage loan if the asset seller defaults on its obligation. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for the asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of this type of breach or defect.

     If so provided in the related prospectus supplement, Morgan Stanley Capital I Inc. will, as to some or all of the mortgage loans, assign or cause to be assigned to the trustee the related lease assignments. In certain cases, the trustee, or master servicer, as applicable, may collect all moneys under the related leases and distribute amounts, if any, required under the lease for the payment of maintenance, insurance and taxes, to the extent specified in the related lease agreement. The trustee, or if so specified in the prospectus supplement, the master servicer, as agent for the trustee, may hold the lease in trust for the benefit of the certificateholders.

     With respect to each Government Security or MBS in certificated form, Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or the custodian the original certificate or other definitive evidence of the Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully the Government Security or MBS, as applicable, to the trustee for the benefit of the certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a "clearing corporation" within the meaning of the UCC, Morgan Stanley Capital I Inc. and the trustee will cause the Government Security or MBS to be registered directly or on the books of the clearing corporation or of a financial intermediary in the name of the trustee for the benefit of the certificateholders. Unless otherwise provided in the related prospectus supplement, the related Agreement will require that either Morgan Stanley Capital I Inc. or the trustee promptly cause any MBS and government securities in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related prospectus supplement Morgan Stanley Capital I Inc. will, with respect to each Whole Loan, make or assign certain representations and warranties, as of a specified date covering, by way of example, the following types of matters:


          o the accuracy of the information set forth for the Whole Loan on the schedule of assets appearing as an exhibit to the related Agreement;

          o the existence of title insurance insuring the lien priority of the Whole Loan;

          o    the authority of the Warrantying Party to sell the Whole Loan;

          o the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related mortgaged property;

          o the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and

          o the existence of hazard and extended perils insurance coverage on the mortgaged property.

     Any Warrantying Party, if other than Morgan Stanley Capital I Inc., shall be an asset seller or an affiliate thereof or another person acceptable to Morgan Stanley Capital I Inc. and shall be identified in the related prospectus supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between the date on which the representations are made and the date of initial issuance of the related series of certificates evidencing an interest in the Whole Loan. Unless otherwise specified in the related prospectus supplement, in the event of a breach of any representation or warranty, the Warrantying Party will be obligated to reimburse the trust fund for losses caused by the breach or either cure the breach or repurchase or replace the affected Whole Loan as described in the next paragraph. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warrantying Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of a representation and warranty only if the relevant event that causes such breach occurs prior to the date on which they were made. The Warranting Party would have no obligations if the relevant event that causes the breach occurs after that date.

     Unless otherwise provided in the related prospectus supplement, each Agreement will provide that the master servicer or trustee, or both, will be required to notify promptly the relevant Warrantying Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of the Whole Loan or the interests in the Whole Loan of the certificateholders. If the Warrantying Party cannot cure the breach within a specified period following the date on which the party was notified of the breach, then

          o the Warrantying Party will be obligated to repurchase the Whole Loan from the trustee within a specified period from the date on which the Warrantying Party was notified of the breach, at the Purchase Price; or


          o if so provided in the prospectus supplement for a series, the Warrantying Party, will have the option, within a specified period after initial issuance of such series of certificates, to cause the Whole Loan to be removed from the trust fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related prospectus supplement; or

          o if so provided in the prospectus supplement for a series, the Warrantying Party, will have the option to reimburse the trust fund or the certificateholders for any losses caused by the breach.

Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of certificates or the trustee for a breach of representation by a Warrantying Party.

     Neither Morgan Stanley Capital I Inc., except to the extent that it is the Warrantying Party, nor the master servicer will be obligated to purchase or substitute for a Whole Loan if a Warrantying Party defaults on its obligation to do so, and no assurance can be given that Warrantying Parties will carry out their obligations with respect to Whole Loans.

     Unless otherwise provided in the related prospectus supplement the Warrantying Party will, with respect to a trust fund that includes government securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to the government securities or MBS, covering

          o the accuracy of the information set forth therefor on the schedule of assets appearing as an exhibit to the related Agreement and

          o    the authority of the Warrantying Party to sell the assets.

The related prospectus supplement will describe the remedies for a breach thereof.

     A master servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any of these representations which materially and adversely affects the interests of the certificateholders and which continues unremedied for thirty days after the giving of written notice of the breach to the master servicer, the trustee or Morgan Stanley Capital I Inc. will constitute an Event of Default under the Agreement. See "--Events of Default" and "--Rights Upon Event of Default," below.

CERTIFICATE ACCOUNT AND OTHER COLLECTION ACCOUNTS

   GENERAL

     The master servicer or the trustee or both will, as to each trust fund, establish and maintain or cause to be established and maintained, the Certificate Account, which must be either

          o an account or accounts the deposits in which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that the certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the institution with which the Certificate Account is maintained or

          o otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of certificates of the series.

The collateral eligible to secure amounts in the Certificate Account is limited to Permitted Investments. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the account may be invested pending each succeeding Distribution Date in short-term Permitted Investments. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in the Certificate Account will be paid to a master servicer or its designee as additional servicing compensation. The Certificate Account may be maintained with an institution that is an affiliate of the master servicer, if applicable, provided that the institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating Agency or Agencies and so specified in the related prospectus supplement, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the master servicer or serviced or master serviced by it on behalf of others.

   DEPOSITS

         A master servicer or the trustee will deposit or cause to be deposited in the Certificate Account for one or more trust funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the master servicer or the trustee or on its behalf subsequent to the Cut-off Date, other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained Interest, all payments on account of principal, including principal prepayments, on the assets;

     (1) all payments on account of interest on the assets, including any default interest collected, in each case net of any portion thereof retained by a master servicer, a subservicer or a special servicer as its servicing compensation and net of any Retained Interest;

     (2) all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each mortgaged property securing a Whole Loan in the trust fund, to the extent the proceeds are not applied to the restoration of the property or released to the borrower in accordance with normal servicing procedures and all Insurance Proceeds and all Liquidation Proceeds, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (3) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of certificates as described under "Description of Credit Support";

     (4) any advances made as described under "Description of the Certificates--Advances in Respect of Delinquencies";

     (5)  any amounts representing prepayment premiums;

     (6) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

     (7) all proceeds of any asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by Morgan Stanley Capital I Inc., any asset seller or any other specified person as described above under "--Assignment of Assets; Repurchases" and "--Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under "--Realization Upon Defaulted Whole Loans," and all proceeds of any asset purchased as described above under "Description of the Certificates--Termination";

     (8) any amounts paid by a master servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the trust fund as described under "Description of the Agreements--Retained Interest; Servicing Compensation and Payment of Expenses";

     (9) to the extent that any item does not constitute additional servicing compensation to a master servicer, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or Equity Participations on the mortgage loans or MBS or both;

     (10) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies";

     (11) any amount required to be deposited by a master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Certificate Account; and

     (12) any other amounts required to be deposited in the Certificate Account as provided in the related Agreement and described in the related prospectus supplement.

   WITHDRAWALS

         A master servicer or the trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related prospectus supplement, make withdrawals from the Certificate Account for each trust fund for any of the following purposes:

     (1) to make distributions to the certificateholders on each Distribution Date;

     (2) to reimburse a master servicer for unreimbursed amounts advanced as described above under "Description of the Certificates--Advances in Respect of Delinquencies," the reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest, net of related servicing fees and Retained Interest, on and principal of the particular Whole Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to those Whole Loans;

     (3) to reimburse a master servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Whole Loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Whole Loans and properties;

     (4)  to reimburse a master servicer for any advances described in clause
          (2) above and any servicing expenses described in clause (3) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related Agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of Subordinate Certificates, if any, remain outstanding, and otherwise any outstanding class of certificates, of the related series;

     (5) if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause (3) above while these amounts remain outstanding and unreimbursed;

     (6) to pay for costs and expenses incurred by the trust fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes, substances and materials on, mortgaged properties securing defaulted Whole Loans as described below under "--Realization Upon Defaulted Whole Loans";

     (7) to reimburse a master servicer, Morgan Stanley Capital I Inc., or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters Regarding a Master Servicer and the Depositor";

     (8) if and to the extent described in the related prospectus supplement, to pay or to transfer to a separate account for purposes of escrowing for the payment of the trustee's fees;

     (9) to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters Regarding the Trustee";

     (10) unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Certificate Account;

     (11) to pay the person entitled thereto any amounts deposited in the Certificate Account that were identified and applied by the master servicer as recoveries of Retained Interest;

     (12) to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any mortgaged property acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, these payments to be made out of income received on this type of property;

     (13) if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described below under "Federal Income Tax Consequences--REMICs--Prohibited Transactions Tax and Other Taxes";

     (14) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of the defaulted Whole Loan or property;

     (15) to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of certificateholders;


     (16) to pay for the costs of recording the related Agreement if recordation materially and beneficially affects the interests of certificateholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warrantying Party to remedy any breach of representation or warranty under the Agreement;


     (17) to pay the person entitled thereto any amounts deposited in the Certificate Account in error, including amounts received on any asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated by "--Assignment of Assets; Repurchase" and "--Representations and Warranties; Repurchases" or otherwise;

     (18) to make any other withdrawals permitted by the related Agreement and described in the related prospectus supplement; and

     (19) to clear and terminate the Certificate Account at the termination of the trust fund.

   OTHER COLLECTION ACCOUNTS

     Notwithstanding the foregoing, if so specified in the related prospectus supplement, the Agreement for any series of certificates may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related subservicer or special servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of certificates. Any amounts on deposit in any collection account will be withdrawn therefrom and deposited into the appropriate Certificate Account by a time specified in the related prospectus supplement. To the extent specified in the related prospectus supplement, any amounts which could be withdrawn from the Certificate Account as described under "--Withdrawals" above, may also be withdrawn from any collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any collection account may be maintained.

         COLLECTION AND OTHER SERVICING PROCEDURES

     The master servicer, directly or through subservicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed the collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided the procedures are consistent with the Servicing Standard. In connection therewith, the master servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

     Each master servicer will also be required to perform other customary functions of a servicer of comparable loans, including the following:

          o maintaining, or causing the borrower or lessee on each mortgage or lease to maintain, hazard, business interruption and general liability insurance policies and, if applicable, rental interruption policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims thereunder;

          o maintaining escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the Whole Loan;

          o processing assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies;

          o    supervising foreclosures;

          o inspecting and managing mortgaged properties under certain circumstances; and

          o maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit Support. See "Description of Credit Support."

     The master servicer may agree to modify, waive or amend any term of any Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not

          o affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or

          o in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon.

The master servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related prospectus supplement,

          o in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and

          o in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation.

The master servicer is required to notify the trustee in the event of any modification, waiver or amendment of any Whole Loan.

         SUBSERVICERS

     A master servicer may delegate its servicing obligations in respect of the Whole Loans to subservicer, but the master servicer will remain obligated under the related Agreement. Each subservicing agreement must be consistent with the terms of the related Agreement and must provide that, if for any reason the master servicer for the related series of certificates is no longer acting in the capacity of master servicer, the trustee or any successor master servicer may assume the master servicer's rights and obligations under the subservicing agreement.

     Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any subservicer, irrespective of whether the master servicer's compensation pursuant to the related Agreement is sufficient to pay those fees. However, a subservicer may be entitled to a Retained Interest in certain Whole Loans. Each subservicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under an Agreement. See "--Retained Interest; Servicing Compensation and Payment of Expenses" below.

SPECIAL SERVICERS

     To the extent so specified in the related prospectus supplement, a special servicer may be appointed. The related prospectus supplement will describe the rights, obligations and compensation of a special servicer. The master servicer will only be responsible for the duties and obligations of a special servicer to the extent set forth in the prospectus supplement.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A borrower's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the mortgage loan, and may call into question the borrower's ability to make timely payment of taxes and to pay for necessary maintenance of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer is required to:

          o    monitor any Whole Loan which is in default,

          o    contact the borrower concerning the default,

          o evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the mortgaged property,

          o initiate corrective action in cooperation with the borrower if cure is likely,

          o    inspect the mortgaged property, and

          o    take any other actions as are consistent with the Servicing
               Standard.

A significant period of time may elapse before the master servicer is able to assess the success of the corrective action or the need for additional initiatives.

     The time within which the master servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses or takes a deed to a mortgaged property in lieu of foreclosure on behalf of the certificateholders, may vary considerably depending on the particular Whole Loan, the mortgaged property, the borrower, the presence of an acceptable party to assume the Whole Loan and the laws of the jurisdiction in which the mortgaged property is located. Under federal bankruptcy law, the master servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a mortgaged property for a considerable period of time. See "Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a trust fund that includes Whole Loans may grant to the master servicer or the holder or holders of certain classes of certificates, or both, a right of first refusal to purchase from the trust fund at a predetermined purchase price any Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an offered certificate will be described in the related prospectus supplement. The related prospectus supplement will also describe any such right granted to any person if the predetermined purchase price is less than the Purchase Price described under "--Representations and Warranties; Repurchases."

     Unless otherwise specified in the related prospectus supplement, the master servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the master servicer determines, consistent with the Servicing Standard, that this sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any sale of this type be made in a commercially reasonable manner for a specified period and that the master servicer accept the highest cash bid received from any person including itself, an affiliate of the master servicer or any certificateholder that constitutes a fair price for the defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the master servicer shall proceed with respect to the defaulted mortgage loan as described in the paragraphs below. Any bid in an amount at least equal to the Purchase Price described under "--Representations and Warranties; Repurchases" will in all cases be deemed fair.

     If a default on a Whole Loan has occurred or, in the master servicer's judgment is imminent, and the action is consistent with the servicing standard, the master servicer, on behalf of the trustee, may at any time:

          o    institute foreclosure proceedings,

          o    exercise any power of sale contained in any mortgage,

          o    obtain a deed in lieu of foreclosure, or

          o otherwise acquire title to a mortgaged property securing the Whole Loan.

Unless otherwise specified in the related prospectus supplement, the master servicer may not acquire title to any related mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of that mortgaged property within the meaning of federal environmental laws, unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust fund, that either:

          o the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

          o if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take the actions as would be necessary and appropriate to effect the compliance and respond to the circumstances, the cost of which actions will be an expense of the trust fund.

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of the mortgaged property by the trust fund, unless

          o the Internal Revenue Service grants an extension of time to sell the property or

          o the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to that period will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.

Subject to the foregoing, the master servicer will be required to

          o solicit bids for any mortgaged property so acquired by the trust fund as will be reasonably likely to realize a fair price for the property and

          o accept the first and, if multiple bids are contemporaneously received, the highest cash bid received from any person that constitutes a fair price.

     If the trust fund acquires title to any mortgaged property, the master servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the master servicer of any of its obligations with respect to the management and operation of that property. Unless otherwise specified in the related prospectus supplement, any property acquired by the trust fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC Provisions of the Code, if a REMIC election has been made with respect to the related trust fund, on the operations and ownership of any mortgaged property acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

     If recovery on a defaulted Whole Loan under any related instrument of Credit Support is not available, the master servicer nevertheless will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the mortgage rate plus the aggregate amount of expenses incurred by the master servicer in connection with such proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of the Liquidation Proceeds to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the master servicer is not required to expend its own funds to restore the damaged property unless it determines

          o that the restoration will increase the proceeds to certificateholders on liquidation of the Whole Loan after reimbursement of the master servicer for its expenses and

          o that the expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a master servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of those proceeds, prior to distribution thereof to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of Credit Support."

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan to maintain a hazard insurance policy providing for the coverage required under the related mortgage or, if any mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, then the coverage that is consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, the coverage will be in general in an amount equal to the lesser of the principal balance owing on the Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the master servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below in this section, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the master servicer under any policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and mortgage note, will be deposited in the Certificate Account. The Agreement will provide that the master servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the master servicer's maintaining a blanket policy insuring against hazard losses on the Whole Loans. If the blanket policy contains a deductible clause, the master servicer will be required to deposit in the Certificate Account all sums that would have been deposited in the Certificate Account but for that clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

     The hazard insurance policies covering the mortgaged properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the co-insurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of

          o the replacement cost of the improvements less physical depreciation and

          o the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Each Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan, or, in certain cases, the related lessee, to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the related mortgage and the Servicing Standard, which insurance may typically include flood insurance if the related mortgaged property was located at the time of origination in a federally designated flood area.

     In addition, to the extent required by the related mortgage, the master servicer may require the borrower or related lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the master servicer, subservicer or special servicer to maintain public liability insurance with respect to any REO Properties. Any cost incurred by the master servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of this cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. These costs may be recovered by the master servicer, subservicer or special servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

     Under the terms of the Whole Loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related mortgaged properties. The master servicer, on behalf of the trustee and certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on mortgaged properties securing the Whole Loans. However, the ability of the master servicer to present or cause to be presented these claims is dependent upon the extent to which information in this regard is furnished to the master servicer by borrowers.

RENTAL INTERRUPTION INSURANCE POLICY

     If so specified in the related prospectus supplement, the master servicer or the borrowers will maintain rental interruption insurance policies in full force and effect with respect to some or all of the leases. Although the terms of these policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a lessee fails to make timely rental payments under the related lease due to a casualty event, the losses will be reimbursed to the insured. If so specified in the related prospectus supplement, the master servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the prospectus supplement, if the rental interruption policy is canceled or terminated for any reason other than the exhaustion of total policy coverage, the master servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage that is equal to the then existing coverage of the terminated rental interruption policy. However, if the cost of any replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, to the extent set forth in the related prospectus supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related prospectus supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the master servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in the Certificate Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related prospectus supplement, each Agreement will require that the master servicer and any special servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage which may provide blanket coverage or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer or the special servicer, as applicable. The related Agreement will allow the master servicer and any special servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer or the special servicer so long as criteria set forth in the Agreement are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the Whole Loans may contain clauses requiring the consent of the lender to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the lender to accelerate payment of the Whole Loan upon any sale or other transfer of the related mortgaged property. Some of the Whole Loans may contain clauses requiring the consent of the lender to the creation of any other lien or encumbrance on the mortgaged property or due-on-encumbrance clauses entitling the lender to accelerate payment of the Whole Loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will exercise any right the trustee may have as lender to accelerate payment of the Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement.

     Unless otherwise specified in the related prospectus supplement, the master servicer's and a subservicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each asset. Since any Retained Interest and a master servicer's primary compensation are percentages of the principal balance of each asset, these amounts will decrease in accordance with the amortization of the assets. The prospectus supplement with respect to a series of certificates evidencing interests in a trust fund that includes Whole Loans may provide that, as additional compensation, the master servicer or the subservicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from borrowers and any interest or other income which may be earned on funds held in the Certificate Account or any account established by a subservicer pursuant to the Agreement.

     The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified in the related prospectus supplement, and the fees of any special servicer, may be borne by the trust fund.

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced for the Federal Home Loan Mortgage Corporation, the servicing by or on behalf of the master servicer of mortgage loans under pooling agreements substantially similar to each other, including the related Agreement, was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, requires it to report. In rendering its statement that firm may rely, as to matters relating to the direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, rendered within one year of that statement, of firms of independent public accountants with respect to the related subservicer.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     Unless otherwise provided in the related prospectus supplement, copies of annual accountants' statement and statements of officers will be obtainable by certificateholders without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The master servicer, if any, or a servicer for substantially all the Whole Loans under each Agreement will be named in the related prospectus supplement. The entity serving as master servicer or as servicer may be an affiliate of Morgan Stanley Capital I Inc. and may have other normal business relationships with Morgan Stanley Capital I Inc. or Morgan Stanley Capital I Inc.'s affiliates. Reference to the master servicer shall be deemed to be to the servicer of substantially all of the Whole Loans, if applicable.

     Unless otherwise specified in the related prospectus supplement, the related Agreement will provide that the master servicer may resign from its obligations and duties only upon a determination that its duties under the Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with another activity carried on by it that was performed by the master servicer on the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related prospectus supplement, each Agreement will further provide that neither any master servicer, Morgan Stanley Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I Inc. will be under any liability to the related trust fund or certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement. However, neither a master servicer, Morgan Stanley Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I Inc. will be protected against any breach of a representation, warranty or covenant made in the Agreement, or against any liability specifically imposed by the Agreement, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related prospectus supplement, each Agreement will further provide that any master servicer, Morgan Stanley Capital I Inc. and any director, officer, employee or agent of a master servicer or Morgan Stanley Capital I Inc. will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the certificates; provided, however, that the indemnification will not extend to any loss, liability or expense:

          o specifically imposed by the Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a master servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans, except as any loss, liability or expense shall be otherwise reimbursable pursuant to the Agreement;

          o incurred in connection with any breach of a representation, warranty or covenant made in the Agreement;

          o incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of its obligations or duties;

          o incurred in connection with any violation of any state or federal securities law; or

          o imposed by any taxing authority if the loss, liability or expense is not specifically reimbursable pursuant to the terms of the related Agreement.

In addition, each Agreement will provide that neither any master servicer nor Morgan Stanley Capital I Inc. will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or Morgan Stanley Capital I Inc. may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In this event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the certificateholders, and the master servicer or Morgan Stanley Capital I Inc., as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

     Any person into which the master servicer or Morgan Stanley Capital I Inc. may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or Morgan Stanley Capital I Inc. is a party, or any person succeeding to the business of the master servicer or Morgan Stanley Capital I Inc., will be the successor of the master servicer or Morgan Stanley Capital I Inc., as the case may be, under the related Agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the related prospectus supplement for a trust fund that includes Whole Loans, Events of Default under the related Agreement will include:

     (1) any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     (2) any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement which continues unremedied for thirty days after written notice of the failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     (3) any breach of a representation or warranty made by the master servicer under the Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of that breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights; and

     (4) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default--other than to shorten cure periods or eliminate notice requirements--will be specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to Morgan Stanley Capital I Inc. and all certificateholders of the applicable series notice of the occurrence, unless the default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under an Agreement remains unremedied, Morgan Stanley Capital I Inc. or the trustee may, and at the direction of holders of certificates evidencing not less than 51% of the Voting Rights, the trustee shall, terminate all of the rights and obligations of the master servicer under the Agreement and in and to the mortgage loans, other than as a certificateholder or as the owner of any Retained Interest, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make the advances, and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of appointment of at least $15,000,000 to act as successor to the master servicer under the Agreement. Pending appointment, the trustee is obligated to act in the capacity of master servicer. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

     Unless otherwise described in the related prospectus supplement, the holders of certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of certificates affected by any Event of Default will be entitled to waive that Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to certificateholders described in clause (1) under "--Events of Default" may be waived only by all of the certificateholders. Upon any waiver of an Event of Default, the Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the Voting Rights have made written request upon the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for sixty days has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to

          o    exercise any of the powers vested in it by any Agreement;

          o    make any investigation of matters arising under any Agreement; or

          o institute, conduct or defend any litigation under any Agreement or related to any Agreement.

If any of the holders of certificates request, order or direct the trustee to take any action, the trustee may require reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

AMENDMENT

  Each Agreement may be amended by the parties to the Agreement without the consent of any of the holders of certificates covered by the Agreement:

     (1)  to cure any ambiguity;

     (2) to correct, modify or supplement any provision in the Agreement which may be inconsistent with any other provision in the Agreement;

     (3) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof; or

     (4)  to comply with any requirements imposed by the Code;

provided that the amendment--other than an amendment for the purpose specified in clause (4) above--will not, as evidenced by an opinion of counsel to that effect, adversely affect in any material respect the interests of any holder of certificates covered by the Agreement.

         Unless otherwise specified in the related prospectus supplement, each Agreement may also be amended by Morgan Stanley Capital I Inc., the master servicer, if any, and the trustee, with the consent of the holders of certificates affected evidencing not less than 51% of the Voting Rights, for any purpose. However, to the extent set forth in the related prospectus supplement, no amendment may:


     (1) reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are required to be distributed on any certificate without the consent of the holder of that certificate;

     (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in
          (1), without the consent of the holders of all certificates of that class; or

     (3) modify the provisions of the Agreement described in this paragraph without the consent of the holders of all certificates covered by the Agreement then outstanding.

However, with respect to any series of certificates as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the related certificates are outstanding.

THE TRUSTEE

     The trustee under each Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with Morgan Stanley Capital I Inc. and its affiliates and with any master servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee will make no representations as to the validity or sufficiency of any Agreement, the certificates or any asset or related document and is not accountable for the use or application by or on behalf of any master servicer of any funds paid to the master servicer or its designee or any special servicer in respect of the certificates or the assets, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the master servicer or any special servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Agreement.

MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense, including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, incurred in connection with the trustee's:


          o enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the certificateholders during the continuance of an Event of Default;

          o defending or prosecuting any legal action in respect of the related Agreement or series of certificates;

          o being the lender of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any mortgaged property acquired in respect thereof for the benefit of certificateholders; or

          o acting or refraining from acting in good faith at the direction of the holders of the related series of certificates entitled to not less than 25% or a higher percentage as is specified in the related Agreement with respect to any particular matter of the Voting Rights for the series. However, the indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of the obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the related Agreement.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may at any time resign from its obligations and duties under an Agreement by giving written notice thereof to Morgan Stanley Capital I Inc., the master servicer, if any, and all certificateholders. Upon receiving the notice of resignation, Morgan Stanley Capital I Inc. is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee shall cease to be eligible to continue as trustee under the related Agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Morgan Stanley Capital I Inc. may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the certificates of any series entitled to at least 51% of the Voting Rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT


GENERAL

     For any series of certificates, Credit Support may be provided with respect to one or more classes thereof or the related assets. Credit Support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the related prospectus supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of certificates, holders of certificates evidencing interests in any of the trusts will be subject to the risk that the Credit Support will be exhausted by the claims of other trusts prior to the trust fund receiving any of its intended share of coverage.

         If Credit Support is provided with respect to one or more classes of certificates of a series, or the related assets, the related prospectus supplement will include a description of:

     (1)  the nature and amount of coverage under the Credit Support;

     (2) any conditions to payment thereunder not otherwise described in this prospectus;

     (3) the conditions, if any, under which the amount of coverage under the Credit Support may be reduced and under which the Credit Support may be terminated or replaced;

     (4)  the material provisions relating to the Credit Support; and

     (5) information regarding the obligor under any instrument of Credit Support, including:

          o    a brief description of its principal business activities;

          o its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business;

          o if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business; and

          o its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus supplement.

See "Risk Factors--Credit Support May Not Cover Losses or Risks Which Could Adversely Affect Payment On Your Certificates."

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the related prospectus supplement, the rights of the holders of Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to the rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of or may be limited to certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which the subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the assets for a series are divided into separate groups, each supporting a separate class or classes of certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of mortgage loans or MBS prior to distributions on Subordinate Certificates evidencing interests in a different group of mortgage loans or MBS within the trust fund. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying these provisions.

INSURANCE OR GUARANTEES FOR THE WHOLE LOANS

     If so provided in the prospectus supplement for a series of certificates, the Whole Loans in the related trust fund will be covered for various default risks by insurance policies or guarantees. A copy of any material instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more letters of credit, issued by the letter of credit bank. Under a letter of credit, the letter of credit bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans or MBS or both on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the related series.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing in the reserve funds a specified amount of the distributions received on the related assets as specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the certificates.

     Moneys deposited in any Reserve Funds will be invested in Permitted Investments, except as otherwise specified in the related prospectus supplement. Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from these investments will be credited to the related Reserve Fund for the series, and any loss resulting from the investments will be charged to the Reserve Fund. However, the income may be payable to any related master servicer or another service provider as additional compensation. The Reserve Fund, if any, for a series will not be a part of the trust fund to the extent set forth in the related prospectus supplement.

     Additional information concerning any Reserve Fund will be set forth in the related prospectus supplement, including the initial balance of the Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which the required balance will decrease over time, the manner of funding the Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to certificateholders and use of investment earnings from the Reserve Fund, if any.

CREDIT SUPPORT FOR MBS

     If so provided in the prospectus supplement for a series of certificates, the MBS in the related trust fund or the mortgage loans underlying the MBS may be covered by one or more of the types of Credit Support described in this prospectus. The related prospectus supplement will specify as to each form of Credit Support the information indicated above under "Description of Credit Support--General," to the extent the information is material and available.

               LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. The legal aspects are governed by applicable state law, which laws may differ substantially. As such, the summaries DO NOT:

          o    purport to be complete;

          o    purport to reflect the laws of any particular state; or

          o purport to encompass the laws of all states in which the security for the mortgage loans is situated.

The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the Trust Funds--Assets."

GENERAL

     All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property. The instrument granting a security interest may be a mortgage, deed of trust, security deed or deed to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property. The priority of the mortgage will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to the instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--

          o a borrower--the borrower and usually the owner of the subject property, and

          o    a mortgagee--the lender.

     In contrast, a deed of trust is a three-party instrument, among

          o    a trustor--the equivalent of a mortgagor or borrower,

          o    a trustee to whom the mortgaged property is conveyed, and

          o a beneficiary--the lender--for whose benefit the conveyance is made.

Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties.

     By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time that the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. If a borrower under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The lender's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940 and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, the mortgage, or other instrument, may encumber other interests in real property such as:

          o a tenant's interest in a lease of land or improvements, or both, and

          o    the leasehold estate created by the lease.

A mortgage, or other instrument, covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest to protect the lender against termination of the interest before the note secured by the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, Morgan Stanley Capital I Inc. or the asset seller will make representations and warranties in the Agreement with respect to the mortgage loans which are secured by an interest in a leasehold estate. The representations and warranties will be set forth in the prospectus supplement if applicable.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases. Typically, under an assignment of rents and leases:

          o the borrower assigns its right, title and interest as landlord under each lease and the income derived from each lease to the lender, and

          o the borrower retains a revocable license to collect the rents for so long as there is no default under the loan documents.

The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan. Failure to properly perfect the lender's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for the loan. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room revenues are considered accounts receivable under the UCC; generally these revenues are either assigned by the borrower, which remains entitled to collect the revenues absent a default, or pledged by the borrower, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of the security interest. Even if the lender's security interest in room revenues is perfected under the UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room revenues after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. The risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "--Environmental Legislation" below.

PERSONALTY

     Certain types of mortgaged properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage. The property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest in the property, the lender generally must file UCC financing statements and, to maintain perfection of the security interest, file continuation statements generally every five years.

FORECLOSURE

  GENERAL

     Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

JUDICIAL FORECLOSURE

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. The sales are made in accordance with procedures that vary from state to state.

EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a lender in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on these principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the borrower failed to maintain the mortgaged property adequately or the borrower executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and that the sale occurred while the borrower was insolvent or the borrower was rendered insolvent as a result of the sale and within one year -- or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law -- of the filing of bankruptcy.

NON-JUDICIAL FORECLOSURE/POWER OF SALE

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the borrower under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without acceleration, plus the expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

PUBLIC SALE

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of the property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make the repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run the operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's, including franchisors', perception of the quality of the operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

     A junior lender may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior lender may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by these holders.

REO PROPERTIES

     If title to any mortgaged property is acquired by the trustee on behalf of the certificateholders, the master servicer or any related subservicer or the special servicer, on behalf of the holders, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of such mortgaged property by the trust fund, unless:

          o    the Internal Revenue Service grants an REO Extension, or

          o it obtains an opinion of counsel generally to the effect that the holding of the property beyond the close of the third calendar year after its acquisition will not result in the imposition of a tax on the trust fund or cause any REMIC created pursuant to the Agreement to fail to qualify as a REMIC under the Code.

Subject to the foregoing, the master servicer or any related subservicer or the special servicer will generally be required to solicit bids for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. The master servicer or any related subservicer or the special servicer may retain an independent contractor to operate and manage any REO Property; however, the retention of an independent contractor will not relieve the master servicer or any related subservicer or the special servicer of its obligations with respect to the REO Property.

     In general, the master servicer or any related subservicer or the special servicer or an independent contractor employed by the master servicer or any related subservicer or the special servicer at the expense of the trust fund will be obligated to operate and manage any mortgaged property acquired as REO Property in a manner that would, to the extent commercially feasible, maximize the trust fund's net after-tax proceeds from the property. After the master servicer or any related subservicer or the special servicer reviews the operation of the property and consults with the trustee to determine the trust fund's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from the property, the master servicer or any related subservicer or the special servicer could determine, particularly in the case of an REO Property that is a hospitality or residential health care facility, that it would not be commercially feasible to manage and operate the property in a manner that would avoid the imposition of an REO Tax at the highest marginal corporate tax rate--currently 35%. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Any REO Tax imposed on the trust fund's income from an REO Property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Federal Income Tax Consequences" in this prospectus and "Federal Income Tax Consequences" in the prospectus supplement.

RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of the action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law or non-statutory right which exists prior to completion of the foreclosure, is not waivable by the borrower, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held beyond the close of the third calendar year following the year of acquisition. Unless otherwise provided in the related prospectus supplement, with respect to a series of certificates for which an election is made to qualify the trust fund or a part thereof as a REMIC, the Agreement will permit foreclosed property to be held beyond the close of the third calendar year following the year of acquisition if the Internal Revenue Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for such additional period is permissible under the REMIC Provisions.

ANTI-DEFICIENCY LEGISLATION

     Some or all of the mortgage loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related mortgage loan and a personal money judgment may not be obtained against the borrower. Even if a mortgage loan by its terms provides for recourse to the borrower, some states impose prohibitions or limitations on recourse to the borrower. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

LEASEHOLD RISKS

     Mortgage loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the borrower. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold lender without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the lender, but the ground leases that secure mortgage loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include:

     (1) the right of the leasehold lender to receive notices from the ground lessor of any defaults by the borrower;

     (2) the right to cure those defaults, with adequate cure periods; (3) if a default is not susceptible of cure by the leasehold lender, the right to acquire the leasehold estate through foreclosure or otherwise;

     (4) the ability of the ground lease to be assigned to and by the leasehold lender or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder;

     (5) the right of the leasehold lender to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof;

     (6) a ground lease or leasehold mortgage that prohibits the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor; and

     (7) a leasehold mortgage that provides for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code.

     Without the protections described in (1) - (7) above, a leasehold lender may lose the collateral securing its leasehold mortgage. However, the enforceability of clause (7) has not been established. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold lender with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by an automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property, with a corresponding partial reduction of the amount of lender's security interest pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest or the alteration of the repayment schedule with or without affecting the unpaid principal balance of the loan, or an extension or reduction of the final maturity date. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the property had yet occurred, prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the trustee for a series of certificates to exercise certain contractual remedies with respect to the leases. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a trustee's exercise of remedies for a related series of certificates in the event that a related lessee or a related borrower becomes the subject of a proceeding under the Bankruptcy Code. For example, a lender would be stayed from enforcing a lease assignment by a borrower related to a mortgaged property if the related borrower was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court,

          o    assume the lease and retain it or assign it to a third party or

          o    reject the lease.

If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to the rejected lease, such as the borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat the lease as terminated by the rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of the term and for any renewal or extension of the term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder to the master servicer without offset. To the extent that a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

     In a bankruptcy or similar proceeding of a borrower, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the borrower, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a borrower with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of some states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the lender have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     To the extent described in the related prospectus supplement, some of the Borrowers may be partnerships. The laws governing limited partnerships in some states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related prospectus supplement, some of the limited partnership agreements of the Borrowers may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal--assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld--that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless

          o at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or

          o the written provisions of the limited partnership agreement permit the limited partner to agree within a specified time frame -- often 60 days -- after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so.

In addition, the laws governing general partnerships in some states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of the partnership, the winding up of its affairs and the distribution of its assets. The state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Borrower, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

     In addition, the bankruptcy of the general partner of a Borrower that is a partnership may provide the opportunity for a trustee in bankruptcy for the general partner, such general partner as a debtor-in-possession, or a creditor of the general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Borrower pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective mortgaged property, for example, would become property of the estate of the bankrupt general partner. Not only would the mortgaged property be available to satisfy the claims of creditors of the general partner, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to the mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the Borrower or its security interest in the mortgaged property.

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS OR BENEFICIARIES

     To the extent specified in the related prospectus supplement, some of the mortgage loans for a series will be secured by junior mortgages or deeds of trust which are subordinated to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the trust fund, and therefore the related certificateholders, as beneficiary under a junior deed of trust or as lender under a junior mortgage, are subordinate to those of the lender or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior lender or beneficiary:

          o    to receive rents, hazard insurance and condemnation proceeds, and

          o to cause the mortgaged property securing the mortgage loan to be sold upon default of the Borrower or trustor. This would extinguish the junior lender's or junior beneficiary's lien. However, the master servicer or special servicer, as applicable, could assert its subordinate interest in the mortgaged property in foreclosure litigation or satisfy the defaulted senior loan.

In many states a junior lender or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage, no notice of default is required to be given to the junior lender unless otherwise required by law.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the lender or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the lender or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the lender or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under the hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed. The laws of some states may limit the ability of lenders to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In these states, the borrower must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the lender has been impaired. Similarly, in certain states, the lender is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides in essence, that additional amounts advanced to or on behalf of the borrower by the lender are to be secured by the mortgage or deed of trust. While this type of clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or "optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the lender or beneficiary had actual knowledge of the intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinated to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a "credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the borrower or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the lender or beneficiary under the mortgage or deed of trust. Upon a failure of the borrower to perform any of these obligations, the lender or beneficiary is given the right under the mortgage or deed of trust to perform

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the obligation itself, at its election, with the borrower agreeing to reimburse the lender on behalf of the borrower. All sums so expended by the lender become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including, without limitation, leasing activities, including new leases and termination or modification of existing leases, alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the lender or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender or beneficiary may refuse to consent to matters approved by a junior lender or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior lender or beneficiary may decide not to approve the lease or to refuse to grant a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

ENVIRONMENTAL LEGISLATION

     Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental liabilities may give rise to:

          o    a diminution in value of property securing any mortgage loan;

          o    limitation on the ability to foreclose against the property; or

          o in certain circumstances, liability for clean-up costs or other remedial actions, which liability could exceed the value of the principal balance of the related mortgage loan or of the mortgaged property.

     Under federal law and the laws of certain states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, the lien has priority over existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to a superlien.

     The presence of hazardous or toxic substances, or the failure to remediate the property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACM") when ACM are in poor condition or when a property with ACM is undergoing repair, renovation or demolition. These laws could also be used to impose liability upon owners and operators of real properties for release of ACM into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal and state agencies, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

     Under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 and under other federal law and the law of some states, a secured party such as a lender which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for cleanup costs, even if the lender does not cause or contribute to the contamination. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Certain states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators of a contaminated facility. Excluded from CERCLA's definition of "owner or operator," however, is a person "who, without participating in the management of a . . . facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of the facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property -- whether it holds the facility or property as an investment or leases it to a third party -- under some circumstances the lender may incur potential CERCLA liability.

     Whether actions taken by a lender would constitute participating in the management of a facility or property, so as to render the secured creditor exemption unavailable to the lender has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. This scope of the secured creditor exemption has been somewhat clarified by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996 ("Asset Conservation Act"), which lists permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured creditor exemption, subject to certain conditions and limitations. The Asset Conservation Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the management or operational affairs of the facility. The Asset Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms. However, the protections afforded lenders under the Asset Conservation Act are subject to terms and conditions that have not been clarified by the courts.

     The secured creditor exemption may not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. In addition, the secured creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA or under state law. There is a similar secured creditor exemption for reserves of petroleum products from underground storage tanks under the federal Resource Conservation and Recovery Act. However, liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfer of some types of properties is conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed-in-lieu of foreclosure or otherwise, may be required to cleanup the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action--for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property--related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in these cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the trust fund and occasion a loss to certificateholders in certain circumstances if such remedial costs were incurred.

     Unless otherwise provided in the related prospectus supplement, the Warrantying Party with respect to any Whole Loan included in a trust fund for a particular series of certificates will represent that a "Phase I Assessment" as described in and meeting the requirements of the then current version of Chapter 5 of the Federal National Mortgage Association Multifamily Guide has been received and reviewed. In addition, unless otherwise provided in the related prospectus supplement, the related Agreement will provide that the master servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, that:

          o the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

          o if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take actions as would be necessary and appropriate to effect compliance or respond to such circumstances.

This requirement effectively precludes enforcement of the security for the related mortgage note until a satisfactory environmental inquiry is undertaken or any required remedial action is provided for, reducing the likelihood that a given trust fund will become liable for an Environmental Hazard Condition affecting a mortgaged property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the master servicer or a special servicer, as the case may be, will detect all possible Environmental Hazard Conditions or that the other requirements of the Agreement, even if fully observed by the master servicer or special servicer, as the case may be, will in fact insulate a given trust fund from liability for Environmental Hazard Conditions. See "Description of the Agreements--Realization Upon Defaulted Whole Loans."

     Unless otherwise specified in the related prospectus supplement, Morgan Stanley Capital I Inc. generally will not have determined whether environmental assessments have been conducted with respect to the mortgaged properties relating to the mortgage loans included in the pool of mortgage loans for a series, and it is likely that any environmental assessments which would have been conducted with respect to any of the mortgaged properties would have been conducted at the time of the origination of the related mortgage loans and not thereafter. If specified in the related prospectus supplement, a Warrantying Party will represent and warrant that, as of the date of initial issuance of the certificates of a series or as of another specified date, no related mortgaged property is affected by a Disqualifying Condition. In the event that, following a default in payment on a mortgage loan that continues for 60 days,

          o the environmental inquiry conducted by the master servicer or special servicer, as the case may be, prior to any foreclosure indicates the presence of a Disqualifying Condition that arose prior to the date of initial issuance of the certificates of a series and

          o the master servicer or the special servicer certify that it has acted in compliance with the Servicing Standard and has not, by any action, created, caused or contributed to a Disqualifying Condition, the Warrantying Party, at its option, will reimburse the trust fund, cure the Disqualifying Condition or repurchase or substitute the affected Whole Loan, as described under "Description of the Agreements--Representations and Warranties; Repurchases." No such person will however, be responsible for any Disqualifying Condition which may arise on a mortgaged property after the date of initial issuance of the certificates of the related series, whether due to actions of the Borrower, the master servicer, the special servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the initial issuance of the certificates of a series.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property. Some of these clauses may provide that, upon an attempted sale, transfer or encumbrance of the related mortgaged property by the borrower of an otherwise non-recourse loan, the borrower becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to some of the loans, the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to limited exceptions. Unless otherwise provided in the related prospectus supplement, a master servicer, on behalf of the trust fund, will determine whether to exercise any right the trustee may have as lender to accelerate payment of any mortgage loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard.

     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from a bankruptcy proceeding.

SUBORDINATE FINANCING

     Where a borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risks including:

          o the borrower may have difficulty servicing and repaying multiple loans;

          o if the junior loan permits recourse to the borrower--as junior loans often do--and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan.

          o acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened;

          o if the borrower defaults on the senior loan or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

          o the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT PREMIUMS AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make the payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

ACCELERATION ON DEFAULT

     Unless otherwise specified in the related prospectus supplement, some of the mortgage loans included in the pool of mortgage loans for a series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default--as long as appropriate notices are given. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting the defaulted payments.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to certain types of residential, including multifamily but not other commercial, first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Morgan Stanley Capital I Inc. has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption. Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of mortgage loans, any such limitation under the state's usury law would not apply to the mortgage loans.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of the state action will be eligible for inclusion in a trust fund unless the mortgage loan provides:

          o for the interest rate, discount points and charges as are permitted in that state, or

          o that the terms of the loan shall be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious, and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

     The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply together with an inability to remedy a failure could result in a material decrease in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property--e.g., a nursing or convalescent home or hospital--result in a failure to realize the full principal amount of the related mortgage loan. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties which are hotels or motels may present additional risk. Hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator. In addition, the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. Moreover, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of these properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, public accommodations such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Borrower in its capacity as owner or landlord, the ADA may also impose these types of requirements on a foreclosing lender who succeeds to the interest of the Borrower as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Borrower is subject.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, a borrower who enters military service after the origination of a mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to borrowers who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, to the extent set forth in the related prospectus supplement, any form of Credit Support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that an affected mortgage loan goes into default, there may be delays and losses occasioned as a result of the Relief Act.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or Mayer, Brown, Rowe & Maw or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley Capital I Inc. This summary is based on laws, regulations, including REMIC Regulations, rulings and decisions now in effect or, with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in certificates applicable to all categories of investors, some of which -- for example, banks and insurance companies -- may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

GENERAL

     The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether one or more REMIC elections will be made.

GRANTOR TRUST FUNDS

     If a REMIC election is not made, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or Mayer, Brown, Rowe & Maw or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that the trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code. In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described in this section of the prospectus.

A.   SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

     Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans and MBS in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage loan or MBS because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund. Grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent these expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section 68(b)--which amount will be adjusted for inflation--will be reduced by the lesser of

          o 3% of the excess of adjusted gross income over the applicable amount and

          o 80% of the amount of itemized deductions otherwise allowable for such taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

     In general, a grantor trust certificateholder using the CASH METHOD OF ACCOUNTING must take into account its pro rata share of income as and deductions as and when collected by or paid to the master servicer or, with respect to original issue discount or certain other income items for which the certificateholder has made an election, as the amounts are accrued by the trust fund on a constant interest basis, and will be entitled to claim its pro rata share of deductions, subject to the foregoing limitations, when the amounts are paid or the certificateholder would otherwise be entitled to claim the deductions had it held the mortgage loans or MBS directly. A grantor trust certificateholder using an ACCRUAL METHOD OF ACCOUNTING must take into account its pro rata share of income as payment becomes due or is made to the master servicer, whichever is earlier and may deduct its pro rata share of expense items, subject to the foregoing limitations, when the amounts are paid or the certificateholder otherwise would be entitled to claim the deductions had it held the mortgage loans or MBS directly. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer or any person to whom the master servicer assigned for value all or a portion of the servicing fees in a portion of the interest payments on the mortgage loans and MBS. The mortgage loans and MBS would then be subject to the "coupon stripping" rules of the Code discussed below under "--Stripped Bonds and Coupons."

     Unless otherwise specified in the related prospectus supplement or otherwise provided below in this section of the prospectus, as to each series of certificates, counsel to Morgan Stanley Capital I Inc. will have advised Morgan Stanley Capital I Inc. that:

          o a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) representing principal and interest payments on mortgage loans or MBS will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section;

          o a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage loans or MBS will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(B), and interest income on the mortgage loans or MBS will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section; and

          o a grantor trust certificate owned by a REMIC will represent "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

     Stripped Bonds and Coupons. Certain trust funds may consist of government securities that constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, these assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each Security. As such, grantor trust certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during such year.

     Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan or MBS based on each asset's relative fair market value, so that the holder's undivided interest in each asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage loans or MBS at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans or MBS were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such grantor trust certificate. The basis for such grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a mortgage loan or MBS or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a grantor trust certificate representing an interest in a mortgage loan or MBS acquired at a premium should recognize a loss if a mortgage loan or an Underlying Mortgage Loan with respect to an asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such mortgage loan or underlying mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to such mortgage loan or underlying mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     The Internal Revenue Service has issued Amortizable Bond Premium Regulations. The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments the yield on which may be affected by prepayments, such as the trust fund, which are subject to Section 1272(a)(6) of the Code. Absent further guidance from the IRS and to the extent set forth in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described in this section. Prospective purchasers should consult their tax advisors regarding amortizable bond premium and the Amortizable Bond Premium Regulations.

     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the OID Regulations will be applicable to a grantor trust certificateholder's interest in those mortgage loans or MBS meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers other than individuals originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple Classes of Grantor Trust Certificates--Accrual of Original Issue Discount" below.

     Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage loans or MBS may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in the asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan or MBS allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25% of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of

          o    the total remaining market discount and

          o a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

          o    the total remaining market discount and

          o a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, such as the grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.

     A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4, 1994. If this election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without consent of the IRS.

     Anti-Abuse Rule. The IRS can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage loan, MBS, or grantor trust certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments.

B.   MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         1.       Stripped Bonds and Stripped Coupons

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created.

     Excess Servicing will be Treated Under the Stripped Bond Rules. If the Excess Servicing fee is less than 100 basis points, i.e., 1% interest on the principal balance of the assets in the trust fund, or the certificates are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on an asset by asset basis, which could result in some mortgage loans or MBS being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and "Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped Coupons".

     Although not entirely clear, a Stripped Bond Certificate generally should be treated as an interest in mortgage loans or MBS issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan or MBS is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of such a certificate will be required to accrue the discount under the OID rules of the Code. See "--Non-REMIC Certificates" and "--Single Class of Grantor Trust Certificates--Original Issue Discount". However, a purchaser of a Stripped Bond Certificate will be required to account for any discount on the mortgage loans or MBS as market discount rather than OID if either

          o the amount of OID with respect to the mortgage loans or MBS is treated as zero under the OID de minimis rule when the certificate was stripped or

          o no more than 100 basis points, including any Excess Servicing, is stripped off of the trust fund's mortgage loans or MBS.

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan or MBS. Unless otherwise specified in the related prospectus supplement, all payments from a mortgage loan or MBS underlying a Stripped Coupon Certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan or MBS would be included in the stated redemption price at maturity for the mortgage loan or MBS for purposes of calculating income on the certificate under the OID rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of mortgage loans or MBS will give rise to a loss to the holder of a Stripped Bond Certificate purchased at a premium or a Stripped Coupon Certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS.

     Holders of Stripped Bond Certificates and Stripped Coupon Certificates are urged to consult with their own tax advisors regarding the proper treatment of these certificates for federal income tax purposes.

     Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans or MBS of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans or MBS. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of grantor trust certificates, to the extent set forth in the related prospectus supplement, should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(B) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B), provided that in each case the underlying mortgage loans or MBS and interest on such mortgage loans or MBS qualify for such treatment. Prospective purchasers to which such characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom. Unless otherwise specified in the related prospectus supplement, grantor trust certificates will be "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) and "permitted assets" within the meaning of Code Section 860L(c).

         2. Grantor Trust Certificates Representing Interests in Loans Other Than Adjustable Rate Loans

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage loans or MBS as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers -- other than individuals -- originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the mortgage loans or MBS. OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage loans or MBS other than adjustable rate loans likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986. The holder of a certificate should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities.

     Under the Code, the mortgage loans or MBS underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage loan or MBS is generally the amount lent to the borrower, which may be adjusted to take into account certain loan origination fees. The stated redemption price at maturity of a mortgage loan or MBS is the sum of all payments to be made on these assets other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, to the extent set forth in the related prospectus supplement, utilize the Prepayment Assumption on the issue date of such grantor trust certificate, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. In the absence of such regulations, the Prepayment Assumption used will be the prepayment assumption that is used in determining the offering price of such certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate.

     Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below in this section, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the Distribution Dates on the grantor trust certificates, or the day prior to each such date. This will be done, in the case of each full month accrual period, by

          o adding (1) the present value at the end of the accrual period--determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment Assumption--of all remaining payments to be received under the Prepayment Assumption on the respective component and
               (2) any payments included in the stated redemption price at maturity received during such accrual period, and

          o subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans or MBS acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the asset, no original issue discount attributable to the difference between the issue price and the original principal amount of the asset--i.e., points--will be includible by the holder. Other original issue discount on the mortgage loans or MBS--e.g., that arising from a "teaser" rate--would still need to be accrued.

         3. Grantor Trust Certificates Representing Interests in Adjustable Rate Loans

     The OID Regulations do not address the treatment of instruments, such as the grantor trust certificates, which represent interests in adjustable rate loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the master servicer will report Stripped ARM Obligations to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than Adjustable Rate Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of Deferred Interest to the principal balance of an adjustable rate loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of Deferred Interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of such grantor trust certificates.

     Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such certificates.

C.   SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

     Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. Such adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, except to the extent described above with respect to market discount, and will generally be long-term capital gain if the grantor trust certificate has been owned for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited.

     It is possible that capital gain realized by holders of one or more classes of grantor trust certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a grantor trust certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

          o the holder entered the contract to sell the grantor trust certificate substantially contemporaneously with acquiring the grantor trust certificate;

          o    the grantor trust certificate is part of a straddle;

          o the grantor trust certificate is marketed or sold as producing capital gain; or

          o other transactions to be specified in Treasury regulations that have not yet been issued.

If the sale or other disposition of a grantor trust certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

     Grantor trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

     Holders that recognize a loss on a sale or exchange of a grantor trust certificate for federal income tax purposes in excess of certain threshold amounts should consult their tax advisers as to the need to file IRS Form 8886 (disclosing certain potential tax shelters) on their federal income tax return.

D.   NON-U.S. PERSONS

     Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage loans or MBS that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to

          o    an owner that is not a U.S. Person or

          o a grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty, unless such income is effectively connected with a U.S. trade or business of such owner or beneficial owner.

     Accrued OID recognized by the owner on the sale or exchange of such a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage loans or MBS issued after July 18, 1984, by natural persons if such grantor trust certificateholder complies with certain identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. To the extent payments to grantor trust certificateholders that are not U.S. Persons are payments of "contingent interest" on the underlying mortgage loans or MBS, or the grantor trust certificateholder is ineligible for the exemption described in the preceding sentence, the 30% withholding tax will apply unless such withholding taxes are reduced or eliminated by an applicable tax treaty and such holder meets the eligibility and certification requirements necessary to obtain the benefits of such treaty. Additional restrictions apply to mortgage loans or MBS where the borrower is not a natural person in order to qualify for the exemption from withholding. If capital gain derived from the sale, retirement or other disposition of a grantor trust certificate is effectively connected with a U.S. trade or business of a grantor trust certificateholder that is not a U.S. Person, the certificateholder will be taxed on the net gain under the graduated U.S. federal income tax rates applicable to U.S. Persons and, with respect to grantor trust certificates held by or on behalf of corporations, also may be subject to branch profits tax. In addition, if the trust fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a mortgage loan or MBS secured by such an interest, which for this purpose includes real property located in the United States and the Virgin Islands, a grantor trust certificateholder that is not a U.S. Person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

E.   INFORMATION REPORTING AND BACKUP WITHHOLDING

     The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during such year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold such certificates as nominees on behalf of beneficial owners. On June 20, 2002, the IRS published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts" that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held investment trust is defined as any entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person's account, (ii) a nominee and
(iii) a broker holding an interest for a customer in street name. These regulations are proposed to be effective beginning January 1, 2004.

     If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return,

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 backup withholding at a rate of 28% (increasing
to 31% after 2010) may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a grantor trust certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either

          o the broker determines that the seller is a corporation or other exempt recipient, or

          o the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that the seller is a Non-U.S. Person, and other conditions are met.

Such a sale must also be reported by the broker to the IRS, unless either

          o    the broker determines that the seller is an exempt recipient or

          o the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in some cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department, which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

REMICS

     The trust fund relating to a series of certificates may elect to be treated as one or more REMICs. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and "--Prohibited Transactions and Other Taxes" below), if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--Taxation of Owners of REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and thereafter. In that event, the entity may be taxable as a separate corporation, and the REMIC Certificates may not be accorded the status or given the tax treatment described below in this section. While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, no the regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or Mayer, Brown, Rowe & Maw or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, the trust fund will qualify as one or more REMICs, and the related certificates will be considered to be REMIC Regular Certificates or a sole class of REMIC Residual Certificates. The related prospectus supplement for each series of Certificates will indicate whether the trust fund will make one or more REMIC elections and whether a class of certificates will be treated as a regular or residual interest in the REMIC.

     A "qualified mortgage" for REMIC purposes includes any obligation, including certificates of participation in such an obligation and any "regular interest" in another REMIC, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC.

     In general, with respect to each series of certificates for which a REMIC election is made,

          o certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section 7701(a)(19)(C);

          o certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code
               Section 856(c)(5)(B); and

          o interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets.

     Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Upon the issuance of any such series of certificates, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or Mayer, Brown, Rowe & Maw or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley Capital I Inc., will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC Certificates issued by the Master REMIC and the Subsidiary REMIC or REMICs, respectively, will be considered REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Other than the residual interest in a Subsidiary REMIC, only REMIC Certificates issued by the Master REMIC will be offered hereunder. The Subsidiary REMIC or REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be:

          o    "real estate assets" within the meaning of Code Section
               856(c)(5)(B);

          o    "loans secured by an interest in real property" under Code
               Section 7701(a)(19)(C); and

          o whether the income on the certificates is interest described in Code Section 856(c)(3)(B).

A.   TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount and Premium. The REMIC Regular Certificates may be issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its "issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986. Holders of REMIC Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

     Rules governing OID are set forth in Code Sections 1271 through 1273 and 1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The prospectus supplement for each series of REMIC Regular Certificates will specify the Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its "stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be treated as the fair market value of that class on the Closing Date. The issue price of a REMIC Regular Certificate also includes the amount paid by an initial certificateholder for accrued interest that relates to a period prior to the issue date of the REMIC Regular Certificate. The stated redemption price at maturity of a REMIC Regular Certificate includes the original principal amount of the REMIC Regular Certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on REMIC Regular Certificates with respect to which Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the REMIC Regular Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent Distribution Dates, the greater of any original issue discount, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below in this section. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID. However, the trust fund will not take this position unless required by applicable regulations. Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution Date in excess of the amount that accrued during the first period would be added to the certificate's stated redemption price at maturity. REMIC Regular Certificates should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

     Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years, i.e., rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC Regular Certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment Assumption. The Prepayment Assumption with respect to a series of REMIC Regular Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     The prospectus supplement with respect to a trust fund may provide for Super-Premium Certificates. The income tax treatment of such REMIC Regular Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates, including interest-only REMIC Regular Certificates, is the sum of all payments to be made on such REMIC Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount, which delays future accruals of OID rather than being immediately deductible when prepayments on the mortgage loans or MBS exceed those estimated under the Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in final regulations issued on June 11, 1996, with respect to original issue discount, should apply to such certificates. Although such rules are not applicable to instruments governed by Code Section 1272(a)(6), they represent the only guidance regarding the current views of the IRS with respect to contingent payment instruments. These regulations, if applicable, generally would require holders of Regular Interest Certificates to take the payments considered contingent interest payments into income on a yield to maturity basis in accordance with a schedule of projected payments provided by Morgan Stanley Capital I Inc. and to make annual adjustments to income to account for the difference between actual payments received and projected payment amounts accrued. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates (other than interest-only REMIC Regular Certificates) should be limited to their principal amount, subject to the discussion below under "--Accrued Interest Certificates", so that such REMIC Regular Certificates would be considered for federal income tax purposes to be issued at a premium. If such a position were to prevail, the rules described below under "--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such Super-Premium Certificate.

     Under the REMIC Regulations, if the issue price of a REMIC Regular Certificate, other than REMIC Regular Certificate based on a Notional Amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

     Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions" of the OID that accrues on a REMIC Regular Certificate for each day a certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period--"an accrual period"--that ends on the day in the calendar year corresponding to a Distribution Date, or if Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by

          o adding (1) the present value at the end of the accrual period -- determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment Assumption -- of all remaining payments to be received on the REMIC Regular Certificates under the Prepayment Assumption and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

          o subtracting from that total the adjusted issue price of the REMIC Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease -- but never below zero -- in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the "daily portions" of OID may be determined according to an appropriate allocation under any reasonable method.

     A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate. In computing the daily portions of OID for such a purchaser, as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for such day, computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

     (1) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular Certificateholder, who purchased the REMIC Regular Certificate at its issue price, less

     (2) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may provide for interest based on a qualifying variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest for OID purposes if, generally:

          o    the interest is unconditionally payable at least annually;

          o the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

          o interest is based on a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC Regular Certificates.

     The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "--Original Issue Discount and Premium" by assuming generally that the Index used for the variable rate will remain fixed throughout the term of the certificate at the rate applicable on the date they are issued. Appropriate adjustments are made for the actual variable rate.

     Although unclear at present, Morgan Stanley Capital I Inc. intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC Regular Certificates will be deemed to be the Index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. No guidance is currently available as to how OID would be determined for debt instruments subject to Code Section 1272(a)(6) that provide for contingent interest. The treatment of REMIC Regular Certificates as contingent payment debt instruments may affect the timing of income accruals on the REMIC Regular Certificates.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without the consent of the IRS.

     Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278. Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (1) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price, determined for this purpose as if the purchaser had purchased such REMIC Regular Certificate from an original holder, over (2) the price for such REMIC Regular Certificate paid by the purchaser. A certificateholder that purchases a REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of the REMIC Regular Certificate's stated redemption price at maturity multiplied by the REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the REMIC Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

     (1)  the total remaining market discount and

     (2) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     (1)  the total remaining market discount and

     (2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments such as the REMIC Regular Certificates that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

     A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A purchaser of a REMIC Regular Certificate that purchases the REMIC Regular Certificate at a cost, not including accrued qualified stated interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against the interest payment. The Amortizable Bond Premium Regulations do not apply to prepayable securities described in Section 1272(a)(6) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

     Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more adjustable rate loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to such Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated interest or whether all or a portion of the interest payable on such certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate such inclusion. Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

     Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate. Such adjusted basis generally will equal the cost of the REMIC Regular Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss. Except as provided in the following paragraph and as provided under "--Market Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

     Such capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individual on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of

          o the amount that would have been includible in the holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in

               Code Section 1274(d) determined as of the date of purchase of such REMIC Regular Certificate, over

          o    the amount actually includible in such holder's income.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income if the REMIC Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or if the REMIC Regular Certificate is held as part of a straddle. A sale of a REMIC Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and: the holder entered the contract to sell the REMIC Regular Certificate substantially contemporaneously with acquiring the REMIC Regular Certificate; the REMIC Regular Certificate is part of a straddle; the REMIC Regular Certificate is marketed or sold as producing capital gains; or other transactions to be specified in Treasury regulations that have not yet been issued. Potential investors should consult their tax advisors with respect to tax consequences of ownership and disposition of an investment in REMIC Regular Certificates in their particular circumstances.

     The certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

     The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only provide information pertaining to the appropriate proportionate method of accruing market discount.

     Holders that recognize a loss on a sale or exchange of a REMIC Regular Certificate for federal income tax purposes in excess of certain threshold amounts should consult their tax advisers as to the need to file IRS Form 8886 (disclosing certain potential tax shelters) on their federal income tax return.

     Accrued Interest Certificates. Payment Lag Certificates may provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first Distribution Date may or may not exceed the interval. Purchasers of Payment Lag Certificates for which the period between the Closing Date and the first Distribution Date does not exceed the interval could pay upon purchase of the REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to pre-issuance accrued interest and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date and the first payment date is within one year of the issue date that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate. However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag Certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the certificateholder has held the Payment Lag Certificate during the first accrual period.

     Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

     Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificates that are "pass-through interest holders." Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Regular Certificates. See "Pass-Through of Non-Interest Expenses of the REMIC" under "Taxation of Owners of REMIC Residual Certificates" below.

     Effects of Defaults, Delinquencies and Losses. Certain series of certificates may contain one or more classes of Subordinate Certificates, and in the event there are defaults or delinquencies on the mortgage loans or MBS, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Subordinate certificateholders nevertheless will be required to report income with respect to such certificates under an accrual method without giving effect to delays and reductions in distributions on the Subordinate Certificates attributable to defaults and delinquencies on the mortgage loans or MBS, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a Subordinate certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults and delinquencies on the mortgage loans or MBS.

     Although not entirely clear, it appears that holders of REMIC Regular Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such certificates becoming wholly worthless. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. These taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

     Non-U.S. Persons. Generally, payments of interest on the REMIC Regular Certificates, including any payment with respect to accrued OID, to a REMIC Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

          o the REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer;

          o the REMIC Regular Certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the issuer; and

          o the REMIC Regular Certificateholder complies with identification requirements, including delivery of a statement, signed by the REMIC Regular certificateholder under penalties of perjury, certifying that the REMIC Regular certificateholder is a foreign person and providing the name and address of the REMIC Regular certificateholder.

If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular Certificateholder of a trade or business within the United States, then the Non-U.S. REMIC Regular Certificateholder will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder also may be subject to the branch profits tax.

     Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual. This exclusion may not apply if the non-resident alien individual actually or constructively owns 10% or more of the residual interest in the related REMIC and will not be subject to United States estate taxes. Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates and REMIC Residual Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so. In addition, the IRS may assert that non-U.S. Persons that own directly or indirectly, a greater than 10% interest in any Borrower, and foreign corporations that are "controlled foreign corporations" as to the United States of which such a Borrower is a "United States shareholder" within the meaning of Section 951(b) of the Code, are subject to United States withholding tax on interest distributed to them to the extent of interest concurrently paid by the related Borrower.

     Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during that year, the information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a REMIC Regular Certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either:

     o the broker determines that the seller is a corporation or other exempt recipient, or

     o the seller provides, in the required manner, identifying information and, in the case of a non-U.S. Person, certifies that such seller is a Non-U.S. Person, and other conditions are met.

     A sale of a REMIC Regular Certificate to, or through, a broker must also be reported by the broker to the IRS, unless either:

     o    the broker determines that the seller is an exempt recipient, or

     o the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding these regulations.

B.   TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     Allocation of the Income of the REMIC to the REMIC Residual Certificates. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See "--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC Residual Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the REMIC for each day will be based on the portion of the outstanding REMIC Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses." As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the REMIC.

     A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on regular interests, that is, a fast-pay, slow-pay structure, may generate such a mismatching of income and cash distributions --that is, "phantom income". This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans or MBS and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder or cause the REMIC Residual Certificate to have negative "value." Investors should consult their own tax advisors concerning the federal income tax treatment of a REMIC Residual Certificate and the impact of the tax treatment on the after-tax yield of a REMIC Residual Certificate.

     A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC Residual Certificateholder owns the REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC Residual Certificateholder, as described above. The legislative history indicates that certain adjustments may be appropriate to reduce or increase the income of a subsequent holder of a REMIC Residual Certificate that purchased the REMIC Residual Certificate at a price greater than or less than the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC Regulations do not provide for any such adjustments.

     Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of

     o the income from the mortgage loans or MBS and the REMIC's other assets and

     o the deductions allowed to the REMIC for interest and OID on the REMIC Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the REMIC," other expenses.

REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

     o the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

     o    all bad loans will be deductible as business bad debts; and

     o the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual Certificateholders resulting from defaults and delinquencies on mortgage loans or MBS may differ from the time of the actual loss on the assets. The REMIC's deductions include interest and original issue discount expense on the REMIC Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates, or, if a class of certificates is not sold initially, its fair market value. The aggregate basis will be allocated among the mortgage loans or MBS and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan or MBS will be deemed to have been acquired with discount or premium to the extent that the

REMIC's basis in the mortgage loan or MBS is less than or greater than its principal balance, respectively. Any such discount, whether market discount or OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The REMIC may elect under Code Section 171 to amortize any premium on the mortgage loans or MBS. Premium on any mortgage loan or MBS to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan or MBS would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and OID on the REMIC Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

     A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of the REMIC Residual Certificate to the holder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of the REMIC to the REMIC Residual Certificates" above.

     Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     Regulations have been proposed addressing the federal income tax treatment of "inducement fees" received by transferees of non-economic residual interests. The proposed regulations would require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two proposed safe harbor methods, inducement fees would be permitted to be included in income (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the applicable prepayment assumption. If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee would be required to be taken into account at the time of the sale or disposition.

     If these rules are adopted without change, they will apply to taxable years ending on or after the date that they are published as final regulations, and consequently these rules may govern the treatment of any inducement fee received in connection with the purchase of the REMIC Residual Certificates. Prospective purchasers of the Residual Certificates should consult with their tax advisors regarding the effect of these proposed regulations.

     Mark-to-Market Rules. Prospective purchasers of a REMIC Residual Certificate should be aware that the IRS has issued Mark-to-Market Regulations which provide that a REMIC Residual Certificate cannot be marked to market.

     Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

     o would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

     o is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to holders of the related REMIC Regular Certificates.

     In the case of individuals or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, e.g., a partnership, an S corporation or a grantor trust, such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount will be reduced by the lesser of

     o 3% of the excess of the individual's adjusted gross income over the applicable amount or

     o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

The amount of additional taxable income recognized by REMIC Residual Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders subject to the alternative minimum tax other than corporations may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Accordingly, investment in REMIC Residual Certificates will in general not be suitable for individuals or for certain pass-through entities, such as partnerships and S corporations, that have individuals as partners or shareholders.

     Excess Inclusions. A portion of the income on a REMIC Residual Certificate, referred to in the Code as an "excess inclusion", for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

     o may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder;

     o will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, as discussed under "--Tax-Exempt Investors" below; and

     o is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor, as discussed under "--Residual Certificate
          Payments--Non-U.S. Persons" below.

     Except as discussed in the following paragraph, with respect to any REMIC Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (1) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (2) the sum of the "daily accruals" for all days during the calendar quarter on which the REMIC Residual Certificateholder holds a REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued. For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased--but not below zero--by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of the quarter. The "federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder. Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

     The Code provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions.

     Payments. Any distribution made on a REMIC Residual Certificate to a REMIC Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC Residual Certificate.

     Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate except that the recognition of loss may be limited under the "wash sale" rules described in the next paragraph. A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of the REMIC Residual Certificate to the REMIC Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate, and decreased -- but not below zero -- by the net losses that have been allowed as deductions to the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate and by the distributions received thereon by the REMIC Residual Certificateholder. In general, any the gain or loss will be capital gain or loss provided the REMIC Residual Certificate is held as a capital asset. The capital gain or loss will generally be long-term capital gain or loss if the REMIC Residual Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited. However, REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss. In addition, a transfer of a REMIC Residual Certificate that is a "noneconomic residual interest" may be subject to different rules. See "--Tax Related Restrictions on Transfers of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" below.

     Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another REMIC or similar interest in a "taxable mortgage pool", as defined in Code Section 7701(i), during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

PROHIBITED TRANSACTIONS AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means:

     o    the disposition of a mortgage loan or MBS,

     o the receipt of income from a source other than a mortgage loan or MBS or certain other permitted investments,

     o    the receipt of compensation for services, or

     o gain from the disposition of an asset purchased with the payments on the mortgage loans or MBS for temporary investment pending distribution on the certificates.

It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of the Contributions Tax. No trust fund for any series of certificates will accept contributions that would subject it to such tax.

     In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates arises out of or results from

     o a breach of the related servicer's, trustee's or depositor's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by such servicer, trustee or depositor, as the case may be, out of its own funds or

     o Morgan Stanley Capital I Inc.'s obligation to repurchase a mortgage loan,

such tax will be borne by Morgan Stanley Capital I Inc.

     In the event that the servicer, trustee or depositor, as the case may be, fails to pay or is not required to pay any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets other than cash within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of Regular and REMIC Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the REMIC Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the REMIC generally will be treated as a partnership and the REMIC Residual Certificateholders will be treated as the partners. In general, the holder of the largest percentage interest of a class of REMIC Residual Certificates will be the "tax matters person" of the related REMIC for purposes of representing REMIC Residual Certificateholders in connection with any IRS proceeding. However, the duties of the tax matters person will be delegated to the Trustee under the applicable Agreement. Certain tax information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual Certificate on any day in the previous calendar quarter.

     Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Internal Revenue Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

TAX-EXEMPT INVESTORS

     Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual Certificate that is considered an excess inclusion. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above.

RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

     Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons (see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons" above) are treated as interest for purposes of the 30%, or lower treaty rate, United States withholding tax. Amounts distributed to holders of REMIC Residual Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July 18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC Residual Certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, for example, where the REMIC Residual Certificates do not have significant value. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to such non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual Certificates, see "--Tax Related Restrictions on Transfers of REMIC Residual Certificates" below.

     REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual
Certificateholders
and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

TAX RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount, as determined under the REMIC Regulations, equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization" means:

     (A) the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency);

     (B) any organization, other than certain farmers' cooperatives, generally exempt from federal income taxes unless such organization is subject to the tax on "unrelated business taxable income"; and

     (C)  a rural electric or telephone cooperative.

     A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity, provided that all partners of an "electing large partnership" as defined in
Section 775 of the Code, are deemed to be disqualified organizations. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations. The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a "pass-through entity" means:

     o a regulated investment company, real estate investment trust or common trust fund;

     o    a partnership, trust or estate; and

     o    certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships -- generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code sections 771 through 777 -- will be taxable on excess inclusion income as if all partners were disqualified organizations.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

     o an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual Certificate as a nominee or agent for a disqualified organization, and

     o a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

     Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual Certificate to a U.S. Person unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate, including a REMIC Residual Certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

     o the present value of the expected future distributions on the REMIC Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

     o the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

                  A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if:

     (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor determined that the transferee had historically paid its debts as they came due and found no significant evidence that the transferee would not continue to pay its debts as they come due in the future;

     (2) the transferee represents to the transferor that (i) it understands that, as the holder of the Noneconomic REMIC Residual Certificate, the transferee may incur tax liabilities in excess of cash flows generated by the interest, (ii) that the transferee intends to pay taxes associated with holding the residual interest as they came due and
          (iii) that the transferee will not cause income with respect to the REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other person; and

     (3) the transfer is not a direct or indirect transfer to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) and either:

          (i) the present value of the anticipated tax liabilities associated with holding the Noneconomic REMIC Residual Certificate does not exceed the sum of:

               o the present value of any consideration given to the transferee to acquire the Noneconomic REMIC Residual Certificate,

               o the present value of the expected future distributions on the Noneconomic REMIC Residual Certificate and

               o the present value of the anticipated tax savings associated with holding the Noneconomic REMIC Residual Certificate as the REMIC generates losses. For purposes of the computations under this "minimum transfer price" alternative, the transferee is assumed to pay tax at the highest rate of tax specified in section 11(b)(1) of the Internal Revenue Code (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Further, present values generally are computed using a discount rate equal to the short-term Federal rate set forth in Section 1274(d) of the Internal Revenue Code for the month of such transfer and the compounding period used by the transferee; or

          (ii) (a) at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million, (b) the transferee is an eligible corporation (as defined in Code
               Section 860L(a)(2)) that makes a written agreement that any subsequent transfer of the interest will be to another eligible corporation in a transaction which will also satisfy clauses (1) and (2) above and this clause (3)(ii) and (c) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with the residual interest will not be paid. For purposes of clause (3)(ii)(c), if the amount of consideration paid in respect of the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor is deemed to know that the transferee cannot or will not pay the taxes associated with the residual interest.

     If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     Foreign Investors. The REMIC Regulations provide that the transfer of a REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless the transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless the person provides the trustee with a duly completed IRS Form W-8ECI or applicable successor form adopted by the IRS for such purpose and the trustee consents to the transfer in writing.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the offered certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

         GENERAL

     Title I of ERISA and Section 4975 of the Code impose restrictions on ERISA Plans, certain other Plans and on persons who are parties in interest or disqualified persons with respect to ERISA Plans. Employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the restrictions of ERISA. However, such plans (collectively with ERISA Plans, "Plans") may be subject to other applicable federal, state or local law ("Similar Law") materially similar to ERISA and the Code. Moreover, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan.

PROHIBITED TRANSACTIONS

   GENERAL

     Section 406 of ERISA prohibits parties in interest with respect to an ERISA Plan from engaging in certain transactions involving the ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. In some cases, a civil penalty may be assessed on non-exempt prohibited transactions pursuant to Section 502(i) of ERISA. Section 4975 of the Code imposes excise taxes on similar transactions between Plans subject thereto and disqualified persons with respect to such.

     The United States Department of Department of Labor has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and some other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the Plan unless exceptions apply.

     Under the terms of the regulation, the trust fund may be deemed to hold plan assets by reason of a Plan's investment in a certificate; such plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust fund. In such an event, Morgan Stanley Capital I Inc., the master servicer, any subservicer, the trustee, any insurer of the mortgage loans or MBS and other persons, in providing services with respect to the assets of the trust fund, may become fiduciaries subject to the fiduciary responsibility provisions of Title I of ERISA, or may otherwise become parties in interest or disqualified persons, with respect to such Plan. In addition, transactions involving such assets could constitute or result in prohibited transactions under Section 406 of ERISA or Section 4975 of the Code unless such transactions are subject to a statutory, regulatory or administrative exemption.

     The regulations contain a de minimis safe-harbor rule that exempts the assets of an entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own 25% or more of the value of any class of equity interest, excluding from the calculation, the value of equity interests held by persons who have discretionary authority or control with respect to the assets of the entity or held by affiliates of such persons. "Benefit plan investors" are defined as ERISA Plans as well as employee benefit plans not subject to Title I of ERISA, e.g., governmental plans and foreign plans and entities whose underlying assets include plan assets by reason of plan investment in such entities. To fit within the safe harbor benefit plan, investors must own less than 25% of each class of equity interests, regardless of the portion of total equity value represented by such class, on an ongoing basis.

AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

     DOL has granted to Morgan Stanley & Co. Incorporated Prohibited Transaction Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548
(1990), as amended by PTE 97-34, Exemption Application Nos. D-10245 and D-10246, 55 Fed. Reg. 39021 (1997), PTE 2000-58, Exemption Application No. D-10829, 65
Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67 Fed. Reg. 54487 (2002) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to:

     o the acquisition, sale and holding by ERISA Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Morgan Stanley & Co. Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and

     o the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied.

     The Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust fund may be eligible for exemptive relief thereunder:

     (1) The acquisition of the certificates by an ERISA Plan is on terms -- including the price for such certificates--that are at least as favorable to the investing ERISA Plan as they would be in an arm's-length transaction with an unrelated party;

     (2) The certificates acquired by the ERISA Plan have received a rating at the time of the acquisition that is in one of the four highest generic rating categories from any of Fitch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.;

     (3) The trustee is not an affiliate of any member of the Restricted Group other than an underwriter;

     (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the mortgage loans to the trust fund represents not more than the fair market value of the mortgage loans; the sum of all payments made to and retained by any servicer represent not more than reasonable compensation for the servicer's services under the Agreement and reimbursement of the servicer's reasonable expenses in connection therewith; and

     (5) The ERISA Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933 as amended.

     The trust fund must also meet the following requirements:

     o the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

     o certificates evidencing interests in other investment pools must have been rated in one of the four highest rating categories of a Rating Agency for at least one year prior to the Plan's acquisition of the Securities; and

     o certificates evidencing interests in other investment pools must have been purchased by investors other than ERISA Plans for at least one year prior to any ERISA Plan's acquisition of the Securities.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes an ERISA Plan to acquire certificates in a trust fund, provided that, among other requirements:

     o the person or its affiliate is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust fund;

     o the Plan is not a plan with respect to which any member of the Restricted Group is the "plan sponsor" as defined in Section 3(16)(B) of ERISA;

     o in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which ERISA Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

     o an ERISA Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

     o immediately after the acquisition, no more than twenty-five percent of the assets of any ERISA Plan with respect to which the person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Exemption does not apply to ERISA Plans sponsored by the Restricted Group

     Before purchasing a certificate in reliance on the Exemption, a fiduciary of an ERISA Plan should itself confirm

     o that the certificates constitute "certificates" for purposes of the Exemption and

     o that the general conditions and other requirements set forth in the Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA, the Code and Similar Law to such investment. Among other things, before purchasing any certificates, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In this regard, purchasers that are insurance companies should determine the extent to which Prohibited Transaction Class Exemption 95-60 -- for certain transactions involving insurance company general accounts -- may be available. The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of any other exemption, with respect to the certificates offered by the related prospectus supplement.

                                LEGAL INVESTMENT

     The prospectus supplement for each series of offered certificates will identify those classes of offered certificates, if any, which constitute "mortgage related securities" for purposes of the SMMEA. Generally, only those classes of offered certificates that

     o are rated in one of the two highest rating categories by one or more Rating Agencies and

     o are part of a series representing interests in a trust fund consisting of mortgage loans or MBS, provided that the mortgage loans or the mortgage loans underlying the MBS are secured by first liens on mortgaged property and were originated by certain types of originators as specified in SMMEA, will be the SMMEA Certificates.

     If specified in the related prospectus supplement, other classes of offered certificates offered pursuant to this prospectus will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of such offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such offered certificates, may be subject to significant interpretive uncertainties.

     As "mortgage related securities," the SMMEA Certificates will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities, including, but not limited to, depository institutions, insurance companies, trustees and pension funds created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Pursuant to SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cut off for such enactments, limiting to varying extents the ability of certain entities, in particular, insurance companies, to invest in mortgage related securities, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" to include, in relevant part, offered certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but representing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in such types of offered certificates. Accordingly, investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in SMMEA Certificates only to the extent provided in such legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, the OCC has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. ss. 1.2(m) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of offered certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities" under certain limited circumstances, other than stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's "investment pilot program" under 12 C.F.R. ss.
703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss. 742.4(b)(2). The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities" and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

     All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the FDIC, the OCC and the OTS effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks, including market, credit, liquidity, operational (transaction), and legal risks, applicable to all securities, including mortgage pass-through securities and mortgage-derivative products, used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any offered certificates, as certain series or classes may be deemed to be unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines, in certain instances irrespective of SMMEA.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

     Except as to the status of the classes of offered certificates identified in the prospectus supplement for a series as "mortgage related securities" under SMMEA, no representations are made as to the proper characterization of the offered certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase any offered certificates under applicable legal investment restrictions. The uncertainties described in this section and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the offered certificates may adversely affect the liquidity of the offered certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates of any class constitute legal investments or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.

                              PLAN OF DISTRIBUTION

     The offered certificates offered hereby and by the Supplements to this prospectus will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Morgan Stanley & Co. Incorporated acting as underwriter with other underwriters, if any, named in the prospectus supplement. In such event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to Morgan Stanley Capital I Inc. In connection with the sale of offered certificates, underwriters may receive compensation from Morgan Stanley Capital I Inc. or from purchasers of offered certificates in the form of discounts, concessions or commissions. The prospectus supplement will describe any such compensation paid by Morgan Stanley Capital I Inc.

     Alternatively, the prospectus supplement may specify that offered certificates will be distributed by Morgan Stanley & Co. Incorporated acting as agent or in some cases as principal with respect to offered certificates that it has previously purchased or agreed to purchase. If Morgan Stanley & Co. Incorporated acts as agent in the sale of offered certificates, Morgan Stanley & Co. Incorporated will receive a selling commission with respect to such offered certificates, depending on market conditions, expressed as a percentage of the aggregate certificate Balance or Notional Amount of such offered certificates as of the Cut-off Date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that Morgan Stanley & Co. Incorporated elects to purchase offered certificates as principal, Morgan Stanley & Co. Incorporated may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between Morgan Stanley Capital I Inc. and purchasers of offered certificates of such series.

     Morgan Stanley Capital I Inc. will indemnify Morgan Stanley & Co. Incorporated and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments Morgan Stanley & Co. Incorporated and any underwriters may be required to make.

     In the ordinary course of business, Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of Morgan Stanley Capital I Inc.'s mortgage loans pending the sale of such mortgage loans or interests in the mortgage loans, including the certificates.

     Offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If specified in the prospectus supplement relating to certificates of a particular series offered hereby, Morgan Stanley Capital I Inc., any affiliate thereof or any other person or persons specified in the prospectus supplement may purchase some or all of the certificates of any series from Morgan Stanley & Co. Incorporated and any other underwriters thereof. This purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and the related prospectus supplement, some or all of the certificates so purchased, directly, through one or more underwriters to be designated at the time of the offering of the certificates, through dealers acting as agent or principal or in such other manner as may be specified in the related prospectus supplement. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. Any underwriters and dealers participating in the purchaser's offering of the certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing the certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of the certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale or such certificates by such dealer might be deemed to be underwriting discounts and commissions under the Securities Act.

     All or part of any Class of certificates may be reacquired by Morgan Stanley Capital I Inc. or acquired by an affiliate of Morgan Stanley Capital I Inc. in a secondary market transaction or from an affiliate, including Morgan Stanley & Co. Incorporated. Such certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of certificates offered pursuant to this prospectus and a prospectus supplement.

     As to each series of certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any non-investment-grade class may be initially retained by Morgan Stanley Capital I Inc., and may be sold by Morgan Stanley Capital I Inc. at any time in private transactions.

                                  LEGAL MATTERS

     Certain legal matters in connection with the certificates, including certain federal income tax consequences, will be passed upon for Morgan Stanley Capital I Inc. by Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, or Sidley, Austin, Brown & Wood LLP or Mayer, Brown, Rowe & Maw or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement.

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates. Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                    INCORPORATION OF INFORMATION BY REFERENCE

     Morgan Stanley Capital I Inc., as depositor, will file, or cause to be filed, with the Commission, the periodic reports with respect to each trust fund required under the Exchange Act and the rules and regulations of the Commission.

     All documents and reports filed, or caused to be filed, by Morgan Stanley Capital I Inc. with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of an offering of certificates are incorporated in this prospectus by reference. Each person to whom this prospectus is delivered may obtain, without charge, from Morgan Stanley Capital I Inc. a copy of any documents or reports relating to the certificates being offered. (Exhibits to those documents may only be obtained if they are specifically incorporated by reference in those documents.) Requests for this information should be directed in writing to Morgan Stanley Capital I Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New York, New York 10036, Attention: John E. Westerfield, or by telephone at (212) 761-4000. Morgan Stanley Capital I Inc. has determined that its financial statements are not material to the offering of any certificates.

     Morgan Stanley Capital I Inc. has filed with the Securities and Exchange Commission a registration statement (of which this prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the accompanying prospectus supplement do not contain all of the information set forth in the registration statement. For further information regarding the documents referred to in this prospectus and the accompanying prospectus supplement, you should refer to the registration statement and the exhibits thereto. The registration statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549.

     If some or all of the mortgage loans owned by a trust fund are secured by an assignment of lessors' rights in one or more leases, rental payments due from the lessees may be a significant source (or even the sole source) of distributions on the certificates. In these circumstances, reference should be made to the related prospectus supplement for information concerning the lessees and whether any of those lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Agreement. The following Glossary of Terms is not complete. You should also refer to the prospectus supplement and the Agreement for additional or more complete definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Agreement (without exhibits and schedules).

     Unless the context requires otherwise, the definitions contained in this Glossary of Terms apply only to this series of certificates.

     "Accrual Certificates" means certificates which provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series.

     "Accrued Certificate Interest" means, with respect to each class of certificates and each Distribution Date, other than certain classes of Stripped Interest Certificates, the amount equal to the interest accrued for a specified period on the outstanding Certificate Balance immediately prior to the Distribution Date, at the applicable pass-through rate, as described in "Distributions of Interest on the Certificates" in this prospectus.

     "Agreement" means the Pooling Agreement or the Trust Agreement, as applicable.

     "Amortizable Bond Premium Regulations" means final regulations issued by the IRS which deal with the amortizable bond premium.

     "Assets" means the primary assets included in a trust fund.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended (Title 11 of the United States Code).

     "Book-Entry Certificates" means Certificates which are in book-entry form.

     "Cash Flow Agreements" means guaranteed investment contracts or other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates.

     "Cede" means Cede & Company.

     "CERCLA" means Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "Certificate Account" means one or more separate accounts for the collection of payments on the related assets.

     "Certificate Balance" equals the maximum amount that a holder of a certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust fund.

     "Certificate Owners" means, with respect to a book-entry certificate, the person who is the beneficial owner of such book-entry certificate, as may be reflected on the books of the clearing agency, or on the books of a Person maintaining an account with such clearing agency, directly or as an indirect participant, in accordance with the rules of such clearing agency.

     "Certificateholder" means, unless otherwise provided in the related prospectus supplement, Cede, as nominee of DTC.

     "Certificates" means any of the certificates issued, in one or more series, by Morgan Stanley Capital I Inc.

     "Closing Date" means the date the REMIC Regular Certificates were initially issued.

     "Commercial Loans" means the loans relating to the Commercial Properties.

     "Commercial Properties" means office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month (which is expressed on a per annum basis) relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans.

     "Contributions Tax" means a tax on the trust fund equal to 100% of the value of the contributed property.

     "Credit Support" means subordination of one or more other classes of certificates in a series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof.

     "Crime Control Act" means the Comprehensive Crime Control Act of 1984.

     "Cut-off Date" means a day in the month of formation of the related trust fund, as defined in the prospectus supplement.

     "Debt Service Coverage Ratio" means, with respect to a mortgage loan at any given time, the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan.

     "Deferred Interest" means interest deferred by reason of negative amortization.

     "Definitive Certificate" means a fully registered physical certificate.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means the close of business on the date specified in the related prospectus supplement.

     "Disqualifying Condition" means a condition, existing as a result of, or arising from, the presence of Hazardous Materials on a mortgaged property, such that the mortgage loan secured by the affected mortgaged property would be ineligible, solely by reason of such condition, for purchase by FNMA under the relevant provisions of FNMA's Multifamily Seller/Servicer Guide in effect as of the date of initial issuance of the certificates of such series, including a condition that would constitute a material violation of applicable federal state or local law in effect as of their date of initial issuance of the certificates of such series.

     "Distribution Date" means each of the dates on which distributions to certificateholders are to be made.

     "DOL" means the United States Department of Department of Labor.

     "DTC" means the Depository Trust Company.

     "Due Period" means the period which will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date.

     "Environmental Hazard Condition" means any condition or circumstance that may give rise to an environmental claim.

     "Equity Participations" means provisions entitling the lender to a share of profits realized from the operation or disposition of a mortgaged property, as described in the related prospectus supplement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Plans" means retirement plans and other employee benefit plans subject to Title I of ERISA or Section 4975 of the Code.

     "Events of Default" means, with respect to the master servicer under the Pooling Agreement, any one of the following events:

     o any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     o any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Pooling Agreement which continues unremedied for thirty days after written notice of such failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     o any breach of a representation or warranty made by the master servicer under the Pooling Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights; and

     o certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

     "Excess Servicing" means servicing fees in excess of reasonable servicing fees.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FNMA" means the Federal National Mortgage Association.

     "Government Securities" means direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are:

     (a) interest-bearing securities;

     (b) non-interest-bearing securities;

     (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed; or

     (d) interest-bearing securities from which the right to payment of principal has been removed.

     "Index" means the source for determination of an interest rate, to be defined, if applicable, in the related prospectus supplement.

     "Indirect Participants" means entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

     "Insurance Proceeds" means proceeds of rental interruption policies, if any, insuring against losses arising from the failure of lessees under a lease to make timely rental payments because of casualty events.

     "Liquidation Proceeds" means all other amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure or otherwise.

     "Lockout Date" means the expiration of the Lockout Period.

     "Lockout Period" means a period during which prepayments on a mortgage loan are prohibited.

     "Market-to-Market Regulations" means the finalized IRS regulations which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market.

     "Master Servicer" means an entity as named in the prospectus supplement.

     "MBS" means mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities.

     "MBS Agreement" means any participation and servicing agreement, pooling agreement, trust agreement, an indenture or similar agreement with respect to the MBS.

     "Mortgage" means a mortgage, deed of trust or other similar security instrument.

     "Mortgage Loans" means the multifamily mortgage loans or the commercial mortgage loans or both included in a trust fund. As used in this prospectus, mortgage loans refers to both whole mortgage loans and mortgage loans underlying MBS.

     "Mortgage Note" means a promissory note evidencing a respective mortgage loan.

     "Mortgage Rate" means the interest rate for a mortgage loan which provides for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement.

     "Multifamily Loans" means the loans relating to the Multifamily Properties.

     "Multifamily Properties" means residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings.

     "NCUA" means the National Credit Union Administration.

     "Net Operating Income" means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o    non-cash items such as depreciation and amortization;

     o    capital expenditures; and

     o    debt service on loans secured by the mortgaged property.

     "Nonrecoverable Advance" means an advance that is not ultimately recoverable from Related Proceeds or from collections on other assets otherwise distributable on Subordinate Certificates.

     "OCC" means the Office of the Comptroller of the Currency.

     "OID" means original issue discount.

     "OID Regulations" means the special rules of the Code relating to OID (currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued thereunder.

     "OTS" means the Office of Thrift Supervision.

     "Participants" means the participating organizations of DTC.

     "Pass-Through Rate" means the fixed, variable or adjustable rate per annum at which any class of certificates accrues interest.

     "Payment Lag Certificates" means the REMIC Regular Certificates that provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each Distribution Date.

     "Permitted Investments" means United States government securities and other investment grade obligations specified in the Pooling Agreement.

     "Plans" means ERISA Plans and other plans subject to applicable federal, state or local law materially similar to Title I of ERISA or Section 4975 of the Code.

     "Pooling Agreement" means the Agreement under which certificates of a series evidencing interests in a trust fund including Whole Loans will be issued.

     "Pre-Issuance Accrued Interest" means interest that has accrued prior to the issue date.

     "Prepayment Assumption" means the original yield to maturity of the grantor trust certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the grantor trust certificates.

     "Prepayment Premium" means with respect to any Distribution Date, the aggregate of all Yield Maintenance Payments, or Percentage Premiums, if any, received during the related Collection Period in connection with Principal Prepayments.

     "Prohibited Transactions Tax" means the tax the Code imposes on REMICs equal to 100% of the net income derived from "prohibited transactions."

     "Purchase Price" means, with respect to any Whole Loan and to the extent set forth in the related prospectus supplement, the amount that is equal to the sum of the unpaid principal balance, plus unpaid accrued interest at the mortgage rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the master servicer.

     "Rating Agency" means any of Fitch Ratings, Moody's Investors Service, Inc. and Standard & Poor's Ratings Services.

     "RCRA" means the Resource Conservation and Recovery Act.

     "Record Date" means the last business day of the month immediately preceding the month in which the Distribution Date for a class of certificates occurs.

     "Refinance Loans" means mortgage loans made to refinance existing loans.

     "Related Proceeds" means related recoveries on the mortgage loans, including amounts received under any form of Credit Support, for which advances were made.

     "Relief Act" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     "REMIC Certificates" means a certificate issued by a trust fund relating to a series of certificate where an election is made to treat the trust fund as a REMIC.

     "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended from time to time, and related provisions, and regulations (including any proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC Regular Certificates" means REMIC Certificates issued by the trust fund that qualify as REMIC Certificates and are considered to be regular interests.

     "REMIC Regular Certificateholders" means holders of REMIC Regular Certificates.

     "REMIC Regulations" means the REMIC regulations promulgated by the Treasury Department.



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     "REMIC Residual Certificates" means the sole class of residual interests in the REMIC.

     "REMIC Residual Certificateholders" means holders of REMIC Regular Certificates.

     "REO Extension" means the extension of time the IRS grants to sell the mortgaged property.

     "REO Tax" means a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code.

     "Restricted Group" means the Seller, depositor, any underwriter, any servicer, the trustee, any insurer of the mortgage loans or MBS, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates.

     "Retained Interest" means an interest in an asset which represents a specified portion of the interest payable. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

     "RICO" means the Racketeer Influenced and Corrupt Organizations statute.

     "Senior Certificates" means certificates which are senior to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Servicing Standard" means:

          A. the standard for servicing the servicer must follow as defined by the terms of the related Pooling Agreement and any related hazard, business interruption, rental interruption or general liability insurance policy or instrument of Credit Support included in the related trust fund as described in this prospectus under "Description of Credit Support" and in the prospectus supplement;

          B.   applicable law; and

          C. the general servicing standard specified in the related prospectus supplement or, if no such standard is so specified, its normal servicing practices.

     "Similar Law" means any federal, state or local law materially similar to Title I of ERISA or Section 4975 of the Code.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as amended.

      "SMMEA Certificates" means "mortgage related securities" for purposes of SMMEA.

     "Special Servicer" means an entity as named in the prospectus supplement.

     "Stripped ARM Obligations" means OID on grantor trust certificates attributable to adjustable rate loans

     "Stripped Bond Certificates" means a class of grantor trust certificates that represents the right to principal and interest, or principal only, on all or a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Coupon Certificates" means a class of grantor trust certificates that represents the right to some or all of the interest on a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Interest Certificates" means certificates which are entitled to interest distributions with disproportionately low, nominal or no principal distributions.

     "Stripped Principal Certificates" means certificates which are entitled to principal distributions with disproportionately low, nominal or no interest distributions.



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     "Subordinate Certificates" means certificates which are subordinate to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Subservicer" means third-party servicers.

     "Subservicing Agreement" means a sub-servicing agreement between a master servicer and a Subservicer.

     "Super-Premium Certificates" means certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances.

     "Title V" means Title V of the depository Institutions Deregulation and Monetary Control Act of 1980.

     "Trust Agreement" means the Agreement under certificates of a series evidencing interests in a trust fund not including Whole Loans will be issued.

     "Trust Fund" means the trust fund created by the Agreement consisting primarily of:

     o    Mortgage Loans

     o    MBS

     o direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are (a) interest-bearing securities,
          (b) non-interest-bearing securities, (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) government securities, or

     o    a combination of mortgage loans, MBS and government securities.

     "Underlying MBS" means any mortgage participations, pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS.

     "Underlying Mortgage Loans" means the mortgage loans that secure, or the interests in which are evidenced by, MBS.

     "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), an estate the income of which from sources outside the United States is included in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. In addition, certain trusts treated as U.S. Persons before August 20, 1996 may elect to continue to be so treated to the extent provided in regulations.

     "Value" means,

     (a) with respect to any mortgaged property other than a mortgaged property securing a Refinance Loan, generally the lesser of

     o the appraised value determined in an appraisal obtained by the originator at origination of that loan, and

     o    the sales price for that property; and

     (b) with respect to any Refinance Loan, unless otherwise specified in the related prospectus supplement, the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan.

     "Warranting Party" means the person making representations and warranties.

     "Whole Loans" means the mortgage loans that are not Underlying Mortgage Loans.

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